UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6569

IVY FUNDS

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Jennifer K. Dulski

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (913) 236-2000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

ITEM 1.     REPORTS TO STOCKHOLDERS.

1

Annual Report MARCH 31, 2021

Ticker
	Class A	Class B	Class C	Class E	Class I	Class N	Class R	Class Y
IVY FUNDS

Ivy Asset Strategy Fund	WASAX	WASBX	WASCX	IASEX	IVAEX	IASTX	IASRX	WASYX

Ivy Balanced Fund	IBNAX	IBNBX	IBNCX		IYBIX	IBARX	IYBFX	IBNYX

Ivy Energy Fund	IEYAX	IEYBX	IEYCX		IVEIX	IENRX	IYEFX	IEYYX

Ivy LaSalle Global Real Estate Fund	IREAX	IREBX	IRECX		IRESX	IRENX	IRERX	IREYX

Ivy Natural Resources Fund	IGNAX	IGNBX	IGNCX	IGNEX	IGNIX	INRSX	IGNRX	IGNYX

Ivy Science and Technology Fund	WSTAX	WSTBX	WSTCX	ISTEX	ISTIX	ISTNX	WSTRX	WSTYX

Ivy Securian Real Estate Securities Fund	IRSAX	IRSBX	IRSCX	IREEX	IREIX	IRSEX	IRSRX	IRSYX

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting www.ivyinvestments.com or calling 1-888-923-3355. Investors should read the prospectus and the summary prospectus carefully before investing. You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.ivyinvestments.com/go-paperless-with-eDelivery for more information.

IVY INVESTMENTS® refers to the investment management and investment advisory services offered by Macquarie Investment Management Business Trust (MIMBT) through its various series.

On December 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the “Ivy Funds”), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”).

The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company, a series of Macquarie Investment Management Business Trust, and distributed by Delaware Distributors, L.P.

CONTENTS	IVY FUNDS

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus at www.ivyinvestments.com/reports/ivy.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Funds are governed by US laws and regulations. Unless otherwise noted, views expressed herein are current as of March 31, 2021, and subject to change for events occurring after such date. The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. All third-party marks cited are the property of their respective owners.

© 2021 Macquarie Management Holdings, Inc.

2

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, exchange fees and account fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2021.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), exchange fees or account fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 6 in Notes to Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-20	Ending Account Value 3-31-21	Expenses Paid During Period*	Beginning Account Value 9-30-20	Ending Account Value 3-31-21	Expenses Paid During Period*
Ivy Asset Strategy Fund
Class A	$1,000	$1,144.30	$5.58	$1,000	$1,019.78	$5.25	1.03%
Class B**	$1,000	$1,138.70	$10.59	$1,000	$1,015.00	$9.97	1.99%
Class C	$1,000	$1,139.80	$9.74	$1,000	$1,015.83	$9.17	1.83%
Class E	$1,000	$1,144.80	$4.72	$1,000	$1,020.53	$4.45	0.88%
Class I	$1,000	$1,146.00	$4.29	$1,000	$1,020.96	$4.04	0.80%
Class N	$1,000	$1,146.40	$3.43	$1,000	$1,021.74	$3.23	0.64%
Class R	$1,000	$1,142.20	$7.39	$1,000	$1,018.00	$6.96	1.39%
Class Y	$1,000	$1,144.30	$5.58	$1,000	$1,019.76	$5.25	1.03%

See footnotes on page 5.

2021	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-20	Ending Account Value 3-31-21	Expenses Paid During Period*	Beginning Account Value 9-30-20	Ending Account Value 3-31-21	Expenses Paid During Period*
Ivy Balanced Fund
Class A	$1,000	$1,168.30	$5.75	$1,000	$1,019.64	$5.35	1.06%
Class B**	$1,000	$1,163.20	$10.28	$1,000	$1,015.47	$9.57	1.90%
Class C	$1,000	$1,164.10	$9.85	$1,000	$1,015.88	$9.17	1.82%
Class I	$1,000	$1,169.40	$4.66	$1,000	$1,020.68	$4.34	0.85%
Class N	$1,000	$1,170.30	$3.80	$1,000	$1,021.39	$3.54	0.71%
Class R	$1,000	$1,165.90	$7.80	$1,000	$1,017.73	$7.26	1.44%
Class Y	$1,000	$1,167.80	$5.74	$1,000	$1,019.63	$5.35	1.06%
Ivy Energy Fund
Class A	$1,000	$1,692.40	$9.02	$1,000	$1,018.19	$6.76	1.35%
Class B**	$1,000	$1,685.50	$14.90	$1,000	$1,013.87	$11.18	2.22%
Class C	$1,000	$1,686.50	$13.97	$1,000	$1,014.52	$10.48	2.09%
Class I	$1,000	$1,696.30	$6.74	$1,000	$1,019.98	$5.05	0.99%
Class N	$1,000	$1,697.90	$6.74	$1,000	$1,019.98	$5.05	0.99%
Class R	$1,000	$1,686.40	$11.82	$1,000	$1,016.16	$8.87	1.76%
Class Y	$1,000	$1,691.90	$9.02	$1,000	$1,018.19	$6.76	1.35%
Ivy LaSalle Global Real Estate Fund
Class A	$1,000	$1,197.60	$8.13	$1,000	$1,017.56	$7.46	1.48%
Class B**	$1,000	$1,193.90	$11.41	$1,000	$1,014.54	$10.48	2.08%
Class C	$1,000	$1,193.40	$11.73	$1,000	$1,014.28	$10.78	2.14%
Class I	$1,000	$1,199.70	$5.72	$1,000	$1,019.70	$5.25	1.05%
Class N	$1,000	$1,200.80	$5.72	$1,000	$1,019.70	$5.25	1.05%
Class R	$1,000	$1,196.20	$9.88	$1,000	$1,015.98	$9.07	1.80%
Class Y	$1,000	$1,197.30	$7.91	$1,000	$1,017.70	$7.26	1.45%
Ivy Natural Resources Fund
Class A	$1,000	$1,227.20	$10.25	$1,000	$1,015.74	$9.27	1.84%
Class B**	$1,000	$1,194.90	$37.42	$1,000	$990.82	$33.94	6.84%
Class C	$1,000	$1,224.80	$13.68	$1,000	$1,012.65	$12.38	2.46%
Class E	$1,000	$1,231.60	$6.69	$1,000	$1,018.91	$6.06	1.17%
Class I	$1,000	$1,231.30	$6.81	$1,000	$1,018.80	$6.16	1.23%
Class N	$1,000	$1,231.80	$5.69	$1,000	$1,019.84	$5.15	1.02%
Class R	$1,000	$1,227.20	$10.02	$1,000	$1,015.90	$9.07	1.81%
Class Y	$1,000	$1,229.40	$8.14	$1,000	$1,017.62	$7.36	1.47%

See footnotes on page 5.

4	ANNUAL REPORT	2021

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-20	Ending Account Value 3-31-21	Expenses Paid During Period*	Beginning Account Value 9-30-20	Ending Account Value 3-31-21	Expenses Paid During Period*
Ivy Science and Technology Fund
Class A	$1,000	$1,214.60	$6.20	$1,000	$1,019.29	$5.65	1.13%
Class B**	$1,000	$1,209.30	$11.05	$1,000	$1,014.93	$10.07	2.01%
Class C	$1,000	$1,209.90	$10.50	$1,000	$1,015.39	$9.57	1.91%
Class E	$1,000	$1,213.90	$6.86	$1,000	$1,018.70	$6.26	1.24%
Class I	$1,000	$1,215.70	$5.32	$1,000	$1,020.16	$4.85	0.96%
Class N	$1,000	$1,216.60	$4.43	$1,000	$1,020.89	$4.04	0.81%
Class R	$1,000	$1,212.20	$8.52	$1,000	$1,017.20	$7.77	1.55%
Class Y	$1,000	$1,214.50	$6.20	$1,000	$1,019.29	$5.65	1.13%
Ivy Securian Real Estate Securities Fund
Class A	$1,000	$1,188.70	$7.88	$1,000	$1,017.72	$7.26	1.45%
Class B**	$1,000	$1,182.60	$13.64	$1,000	$1,012.47	$12.58	2.50%
Class C	$1,000	$1,183.80	$12.45	$1,000	$1,013.51	$11.48	2.29%
Class E	$1,000	$1,189.60	$7.12	$1,000	$1,018.40	$6.56	1.31%
Class I	$1,000	$1,190.60	$5.91	$1,000	$1,019.55	$5.45	1.08%
Class N	$1,000	$1,191.30	$5.15	$1,000	$1,020.20	$4.75	0.95%
Class R	$1,000	$1,187.50	$9.08	$1,000	$1,016.65	$8.37	1.66%
Class Y	$1,000	$1,189.50	$7.12	$1,000	$1,018.42	$6.56	1.31%

*

Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2021, and divided by 365.

**	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(1)

This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

2021	ANNUAL REPORT	5

MANAGEMENT DISCUSSION	IVY ASSET STRATEGY FUND

(UNAUDITED)

Chace Brundige

W. Jeffery Surles

Below, F. Chace Brundige, CFA, and W. Jeffery Surles, CFA, portfolio managers of Ivy Asset Strategy Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2021. Mr. Brundige has 27 years of industry experience and has managed the Fund for six years. Mr. Surles has 19 years of industry experience and has managed the Fund for three years.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy Asset Strategy Fund (Class A shares at net asset value)	44.79%
Ivy Asset Strategy Fund (Class A shares including sales charges)	39.74%

Benchmark and Morningstar Category
MSCI All Country World Index (ACWI)	54.60%
(generally reflects the performance of stocks in 46 developed and emerging markets)
Morningstar World Allocation Category Average	33.64%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

A sustained (so far), liquidity-fueled rebound

Roughly twelve years ago, global markets foundered in the depths of the Global Financial Crisis, with the S&P 500 Index bottoming in March after the U.S. Federal Reserve (Fed) introduced its initial Quantitative Easing (QE) program. From its peak in 2007, it took around four years to return to that level. During the COVID-19 induced downturn of 2020, it took just six months. While the magnitude of the drawdown was smaller (-35% in 2020 versus -57% in 2007-08), the speed of the recovery was dizzying nonetheless. The rapid return to prior peak is at least partly due to the transitory nature of the pandemic as compared to the scary uncertainty surrounding the health of our banking system and capital markets. However, it was also due in part to the speed with which the Fed and our legislature returned to their monetary and fiscal playbooks, with new programs not exactly repeated, but rhyming, as the saying goes. For the first time, the Fed purchased corporate credit assets in the open market and the U.S. Treasury distributed checks directly to millions while also supplementing state unemployment programs and funding small business payrolls. If the pandemic had one message of reinforcement for asset markets, it’s that the government has our backs. The “Fed put” is firmly in place.

Following the sharp sell-off in March 2020, asset markets found a bottom as they weighed a series of supportive policy changes and began to differentiate between the winners and losers of the work-from-home scenario. Buttressed by near-zero interest rates, large cap issues within technology and communications led index performance along with housing-related goods. Credit spreads began to contract almost as rapidly as they had expanded. As uncertainty wore on into the summer, historically wide valuation gaps continued to expand with growth issues handily outpacing value.

As the U.S. and Europe wrestled with the new reality of 2020, China and other parts of Asia experienced the COVID-19 onset earlier and, drawing upon prior SARS experience, took decisive action, allowing their economies to recover more rapidly. Indeed, Asia ex-Japan was a key component of our equity performance in the middle months of the fiscal year. Chinese growth is important for the world, but particularly for its Asian trading partners, and this, combined with continued strength across several segments of information technology, caused that region to lead performance within our MSCI ACWI Index benchmark.

By late summer, as payrolls strengthened and PMIs rebounded, markets began to forecast an imminent recovery. The 10-year yield bottomed on August 4 at 0.51%, beginning a sharp rise to its 1.74% peak on March 31, 2021. Growth’s relative strength peaked a month later, reinforced by a Nasdaq correction of 10.9% over the three-day period beginning September 3. On November 9, when BioNTech and Pfizer announced their COVID-19 vaccine was over 90% effective, the energy sector rose 14%, financials increased 8%, and the Nasdaq dropped 1.7% — unbelievable divergence in a single day. Dissecting the S&P 500 Index period returns beginning September 1, the energy and financial sectors trounced the overall index returns, followed closely by materials. The long called for value rally was at hand.

We’d be remiss not to mention the alarmingly impactful return of retail money, driven in part by stimulus payments, more time at home, and “collaborative” trading. The pre-market trading of Gamestop became a CNBC game show, Tesla rose to head-scratching levels, and Bitcoin blasted through prior peaks, with naysayers falling by the wayside as momentum seemingly became proof of value. While the value-over-growth handoff makes sense to us given the likely strength of the recovery, parts of the market are certainly partying like it’s 1999.

6	ANNUAL REPORT	2021

Performance review

The Fund returned 44.8% for the year, underperforming its benchmark index but outperforming its Morningstar peer group. Fund performance captured 82% of the MSCI ACWI Index’s 54.6% increase, with our equities outperforming that benchmark, fixed-income returns strong, and gold declining in the last quarter to finish approximately 8% higher for the year. We seek to build the portfolio to contain risk, in the form of expected standard deviation, between 70-90% of the MSCI ACWI Index’s expected standard deviation. The Fund spent most of the year below the midpoint, with equities composing just under 65% of assets under management on average, smack in the middle of our 50-80% range.

Our equity portfolio returned just over 60% for the year, including the positive impact of single-stock-option positions, which we often utilize to adjust equity exposure. By sector, information technology, industrials, and energy provided the most benefit. Information technology returns were led by positions in Taiwan Semiconductor Manufacturing Co. Ltd. (TSMC), QUALCOMM, Inc. (no longer a Fund holding), and ASML Holding N.V., Ordinary Shares. All three semiconductor-related companies benefitted from continued strong demand in communications, cloud, and related infrastructure. Slower growing plodders VeriSign, Inc. and Fiserv, Inc. lagged the market, along with other similar companies exhibiting their bond-like reactions to steepening yield curves. Industrial returns were led by Ingersoll-Rand, Inc., Kansas City Southern (no longer a Fund holding), Ferguson plc, and Caterpillar, Inc. Laggards included Vinci and Northrop Grumman Corp. Energy returns were driven by Canadian Natural Resources Ltd., having added exposure there when free-cash-flow yields were in the high double digits, and Reliance Industries Ltd. We believe Reliance is well-positioned in the midstream in India, but also controls sizeable businesses in telecommunications and retail there.

Equity detractors were led by the consumer discretionary, materials, and communication services sectors. In all three cases, what we did not own was as impactful as what we did. We believe it is important to think critically about what we missed and what would have otherwise fit solidly within our investment process. In consumer discretionary, Tesla, Inc., which we did not own, rose 537% during the year and made up more than half of our relative loss in that sector. We found more value in Aptiv plc (+180%) and added Volkswagen AG in early 2021 (+40%). We also owned Subaru Corp., which returned just 7% for the year.

In materials, we owned Glencore plc (no longer a Fund holding) during the year but traded into Teck Resources Ltd., Class B, which underperformed after the switch. That said, we continue to favor Teck’s positioning in metallurgical coal and copper where we are concerned about the elevated price of iron ore and stocks exposed to that commodity. Barrick Gold Corp. also performed poorly during the year, reflecting the disappointing returns in gold itself. We generally missed opportunities in large commodity-oriented companies like Vale, Lyondell, and Freeport McMoran, which all performed well. We should note that our underweight in materials was offset by allowing our industrials weight to grow. Our sector weights are driven by the opportunities we find on a stock-by-stock basis.

Similarly, we’ve been more attracted to areas of information technology versus communication services. We owned Alphabet, Inc., Class A, and added to it during the second half of the year, but missed a good part of the returns for the fiscal period. Deutsche Telekom AG, Registered Shares, which we continue to like and feel it does not adequately reflect the value in its T-Mobile holdings, lagged the index slightly but we feel is set up well for the future. We did not own a handful of the stronger performers including Disney and Softbank.

The fixed-income portfolio had a banner year, returning over 28%, but this was largely due to the starting point. The fiscal year began shortly after the leveraged unwind in credit markets we saw in March 2020. This unwind was due to the closing of many economies and the halt in economic activity caused by the initial wave of COVID-19 infections. We run a credit heavy fixed-income portfolio, which was hit hard in March 2020 by this leveraged unwind. In April and May, we made significant changes to the portfolio. We exited many high-yield bond positions where fundamentals were questioned and pivoted heavily to investment-grade corporates. This rotation was made easier by the record amount of issuance as companies came to market to ensure liquidity. Investment-grade spreads ballooned to more than 350 basis points and provided a unique opportunity to find equity-like return potential with below average risk, in our opinion. The Fed took an unprecedented step to back the market by purchasing corporate bonds directly, and governments around the world enacted fiscal programs to counteract the abrupt slowing in economic activity. The decision to rotate into investment-grade corporates proved to be a fruitful one as spreads tightened back in to less than 100 basis points by the end of the fiscal year. We spent the rest of the year slowly rotating out of our investment-grade corporate bond position we had built and deploying proceeds back into higher yielding areas such as high-yield bonds, bank loans and emerging-market credit. That proved to be a good decision as a combination of economic improvement, Fed support, and large inflows into the asset class pushed investment-grade spreads back down near all-time tight levels by the end of the fiscal year.

One of the few detractors we had during the year were several issuers we own on a restructuring thesis. In our quest to find non-correlated returns, we will at times participate in this market. These investments were hit hard during the March sell-off and failed to rebound throughout much of the fiscal year. All the restructurings are now effectively complete, and we are optimistic about our ability to realize value from the positions now that they have new capital structures.

2021	ANNUAL REPORT	7

While we continue to hold our long-standing, large position in subordinated debt under financial institutions, primarily in Europe, the position has been reduced as spreads have tightened. Our thesis of increased regulation and safer balance sheets (making it very unlikely these securities become impaired) still holds but is now better recognized by the market and has become increasingly reflected in yields. While pockets of opportunity still exist, many of the shorter call securities have either been sold or reduced in position size as yields have declined.

Outlook ahead

Our outlook has not changed much in the shorter term. We are still very hesitant to allow macro calls to influence the portfolio in a material way either through interest rate exposure on the fixed-income side or factor exposure on the equity side. Predicting the pace and timing of the recovery, especially as we have had such a deep cut to economic activity followed by large stimulus, is very difficult in our view. In addition, valuations have generally moved rapidly ahead of fundamentals. Companies most likely to benefit from normalization already reflect that and, in some cases, more.

Most of the portfolio changes we have made are driven by our risk budget and overall risk framework. We are increasingly finding it difficult to find attractive areas to place risk in fixed-income markets given relatively low rates, near record low credit spreads, and fundamentals which are yet to fully rebound. As a result, when we look at risk on a security-by-security basis, we find it more attractive to take risk in individual equity securities. As a result, our equity weight has risen slightly and has also taken our risk budget back above its midpoint. To the extent the current backdrop persists, we would expect our equity weight to continue to rise and our risk budget to trend towards the higher end of its range.

Like most investors, we are monitoring various metrics that either predict or confirm the onset of inflation or its impulses. Some argue that we are at the beginning of an inflationary period, brought on by supply chain disruption, low inventories, and strong demand on the horizon. We are a bit more skeptical, noting that services dominate developed market gross domestic product (GDP), and plenty of excess labor remains on the sidelines, hungry for opportunity. However, even if inflation normalizes at a comfortable range around 2%, real interest rates are still solidly negative and could go higher. Having said this, we don’t plan to make portfolio wagers one way or another. We attempt to find companies we believe are positioned for solid long-term fundamental performance and purchase them at perceived attractive prices. We then compliment these investments by constructing the portfolio with assets that may provide attractive risk-adjusted returns for our investors.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

The Fund may allocate its assets among different asset classes of varying correlation around the globe.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed-income securities are subject to interest-rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

The Fund may seek to hedge market risk via the use of derivative instruments. Such investments involve additional risks.

Investing in commodities is generally considered speculative because of the significant potential for investment loss. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s value and the risk that fluctuations in the value of the derivatives may not correlate with the corresponding securities or fixed income markets or the underlying asset upon which the derivative’s value is based.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Asset Strategy Fund.

8	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	IVY ASSET STRATEGY FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	66.9%
Information Technology	17.1%
Industrials	11.7%
Financials	10.5%
Health Care	7.8%
Consumer Discretionary	6.6%
Consumer Staples	5.2%
Communication Services	3.1%
Energy	3.0%
Utilities	1.1%
Materials	0.8%
Bullion (Gold)	5.3%
Purchased Options	0.3%
Bonds	25.1%
Corporate Debt Securities	16.9%
Loans	4.4%
United States Government and Government Agency Obligations	2.1%
Other Government Securities	0.9%
Mortgage-Backed Securities	0.7%
Asset-Backed Securities	0.1%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	2.4%

Country Weightings

North America	52.7%
United States	48.6%
Other North America	4.1%
Bullion (Gold)	5.3%
Europe	25.2%
France	5.9%
Germany	5.8%
United Kingdom	5.4%
Other Europe	8.1%
Pacific Basin	12.1%
India	3.5%
Other Pacific Basin	8.6%
South America	1.5%
Bahamas/Caribbean	0.4%
Middle East	0.1%
Liabilities (Net of Cash and Other Assets), Cash Equivalents+ and Purchased Options	2.7%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Microsoft Corp.	United States	Information Technology	Systems Software
Visa, Inc., Class A	United States	Information Technology	Data Processing & Outsourced Services
Alphabet, Inc., Class A	United States	Communication Services	Interactive Media & Services
Intuit, Inc.	United States	Information Technology	Application Software
Ingersoll-Rand, Inc.	United States	Industrials	Industrial Machinery
Amazon.com, Inc.	United States	Consumer Discretionary	Internet & Direct Marketing Retail
Samsung Electronics Co. Ltd.	South Korea	Information Technology	Technology Hardware, Storage & Peripherals
Union Pacific Corp.	United States	Industrials	Railroads
Adobe, Inc.	United States	Information Technology	Application Software
Reliance Industries Ltd.	India	Energy	Oil & Gas Refining & Marketing

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2021	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY ASSET STRATEGY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(3)	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	39.74%	39.50%	43.70%	41.30%	45.16%	45.35%	44.26%	44.75%
5-year period ended 3-31-21	8.74%	8.52%	8.74%	9.09%	9.83%	9.98%	9.18%	9.55%
10-year period ended 3-31-21	5.15%	4.89%	4.91%	5.30%	5.79%	—	5.16%	5.54%
Since Inception of Class through 3-31-21(5)	—	—	—	—	—	4.71%	—	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 3.50%(a) and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase. Class E shares carry a CDSC on shares purchased at net asset value for $250,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

10	ANNUAL REPORT	2021

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY ASSET STRATEGY FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares	Value
Communication Services

Integrated Telecommunication Services – 1.2%
Deutsche Telekom AG, Registered Shares (A)	1,546	$31,125

Interactive Media & Services – 1.9%
Alphabet, Inc., Class A (B)	24	49,396

Total Communication Services – 3.1%		80,521
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 1.1%
adidas AG (A)	93	29,090

Auto Parts & Equipment – 1.0%
Aptiv plc (B)	190	26,173

Automobile Manufacturers – 0.4%
Subaru Corp. (A)	608	12,103

Casinos & Gaming – 0.4%
New Cotai Participation Corp., Class B (B)(C)(D)	1,820	6,697
Studio City International Holdings Ltd. ADR (B)(E)	203	2,681

		9,378

General Merchandise Stores – 1.0%
Dollar Tree, Inc. (B)	237	27,167

Internet & Direct Marketing Retail – 1.6%
Amazon.com, Inc. (B)	14	42,058

Leisure Products – 0.0%
Media Group Holdings LLC, Series H (B)(C)(D)(F)(G)	640	—	*
Media Group Holdings LLC, Series T (B)(C)(D)(F)(G)	80	—	*

		—	*

Total Consumer Discretionary – 5.5%		145,969
Consumer Staples

Distillers & Vintners – 0.8%
Pernod Ricard S.A. (A)	111	20,869

Household Products – 1.0%
Procter & Gamble Co. (The)	194	26,224

Hypermarkets & Super Centers – 0.9%
Wal-Mart Stores, Inc.	180	24,497

Packaged Foods & Meats – 1.6%
China Mengniu Dairy Co. Ltd. (A)	3,659	20,943
Nestle S.A., Registered Shares (A)	192	21,449

		42,392

Personal Products – 0.9%
Unilever plc (A)	426	23,828

Total Consumer Staples – 5.2%		137,810

COMMON STOCKS (Continued)	Shares	Value
Energy

Oil & Gas Exploration & Production – 1.0%
Canadian Natural Resources Ltd.	848	$26,167

Oil & Gas Refining & Marketing – 2.0%
Phillips 66	163	13,318
Reliance Industries Ltd. (A)	1,382	37,866
Reliance Industries Ltd. (A)	94	1,398

		52,582

Total Energy – 3.0%		78,749
Financials

Diversified Banks – 1.8%
BNP Paribas S.A. (A)	500	30,411
UniCredit S.p.A. (A)	1,418	14,988

		45,399

Financial Exchanges & Data – 0.6%
Intercontinental Exchange, Inc.	157	17,497

Investment Banking & Brokerage – 2.1%
Goldman Sachs Group, Inc. (The)	90	29,360
Morgan Stanley	355	27,576

		56,936

Life & Health Insurance – 2.4%
AIA Group Ltd. (A)	2,389	28,982
Ping An Insurance (Group) Co. of China Ltd., H Shares (A)	2,796	33,285

		62,267

Mortgage REITs – 1.2%
AGNC Investment Corp.	1,962	32,890

Other Diversified Financial Services – 1.4%
ORIX Corp. (A)	2,221	37,465

Thrifts & Mortgage Finance – 1.0%
Housing Development Finance Corp. Ltd. (A)	811	27,707

Total Financials – 10.5%		280,161
Health Care

Biotechnology – 1.1%
Genmab A.S. (A)(B)	61	19,992
Sarepta Therapeutics, Inc. (B)	134	9,995

		29,987

Health Care Equipment – 2.8%
Koninklijke Philips Electronics N.V., Ordinary Shares (A)	488	27,841
Masimo Corp. (B)	79	18,089
Zimmer Holdings, Inc.	188	30,031

		75,961

Managed Health Care – 1.0%
Anthem, Inc.	73	26,135

COMMON STOCKS (Continued)	Shares	Value
Pharmaceuticals – 2.9%
Eli Lilly and Co.	115	$21,405
GlaxoSmithKline plc (A)	1,158	20,566
Merck KGaA (A)	205	35,121

		77,092

Total Health Care – 7.8%		209,175
Industrials

Aerospace & Defense – 2.0%
Airbus SE (A)	271	30,713
Northrop Grumman Corp.	66	21,517

		52,230

Construction & Engineering – 1.8%
Larsen & Toubro Ltd. (A)	1,190	23,096
Vinci (A)	245	25,050

		48,146

Construction Machinery & Heavy Trucks – 0.5%
Caterpillar, Inc.	62	14,334

Electrical Components & Equipment – 1.1%
Schneider Electric S.A. (A)	201	30,690

Environmental & Facilities Services – 0.8%
Waste Management, Inc.	156	20,160

Industrial Machinery – 1.6%
Ingersoll-Rand, Inc. (B)	885	43,529

Railroads – 2.8%
Canadian Pacific Railway Ltd. (E)	96	36,313
Union Pacific Corp.	178	39,233

		75,546

Trading Companies & Distributors – 1.1%
Ferguson plc (A)	236	28,253

Total Industrials – 11.7%		312,888
Information Technology

Application Software – 3.2%
Adobe, Inc. (B)	81	38,388
Intuit, Inc.	121	46,367

		84,755

Data Processing & Outsourced Services – 3.4%
Fiserv, Inc. (B)	322	38,385
Visa, Inc., Class A	242	51,195

		89,580

Internet Services & Infrastructure – 0.6%
VeriSign, Inc. (B)	76	15,021

IT Consulting & Other Services – 0.9%
Garter, Inc., Class A (B)	128	23,393

Semiconductor Equipment – 1.1%
ASML Holding N.V., Ordinary Shares (A)	50	30,086

2021	ANNUAL REPORT	11

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY ASSET STRATEGY FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS (Continued)	Shares	Value
Semiconductors – 1.3%
Marvell Technology Group Ltd.	157	$7,676
Taiwan Semiconductor Manufacturing Co. Ltd. (A)	1,319	27,126

		34,802

Systems Software – 2.8%
Microsoft Corp.	313	73,832

Technology Hardware, Storage & Peripherals – 3.8%
Apple, Inc.	311	38,017
Samsung Electronics Co. Ltd. (A)	547	39,358
Seagate Technology	324	24,880

		102,255

Total Information Technology – 17.1%		453,724
Materials

Diversified Metals & Mining – 0.3%
Teck Resources Ltd., Class B	438	8,396

Gold – 0.5%
Barrick Gold Corp.	637	12,605

Total Materials – 0.8%		21,001
Utilities

Multi-Utilities – 1.1%
E.ON AG (A)	2,547	29,636

Total Utilities – 1.1%		29,636

TOTAL COMMON STOCKS – 65.8%		$1,749,634
(Cost: $1,826,734)

PREFERRED STOCKS
Consumer Discretionary

Automobile Manufacturers – 1.1%
Volkswagen AG, 2.260% (A)	107	30,040

Total Consumer Discretionary – 1.1%		30,040

TOTAL PREFERRED STOCKS – 1.1%		$30,040
(Cost: $21,167)

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Notional Amount
Kansas City Southern,
Call $230.00, Expires 6–18–21	780	78	2,765
Pinterest, Inc., Class A,
Call $75.00, Expires 5–21–21	3,876	388	2,742

PURCHASED OPTIONS (Continued)	Number of Contracts (Unrounded)	Notional Amount	Value
Teck Resources Ltd., Class B,
Call $22.00, Expires 8–20–21, OTC (Ctrpty: Citibank N.A.)	4,201	420	$561
Volkswagen AG,
Call EUR250.00, Expires 6–18–21, OTC (Ctrpty: Morgan Stanley & Co., Inc.) (H)	1,050	105	1,853

TOTAL PURCHASED OPTIONS – 0.3%			$7,921
(Cost: $5,482)

ASSET-BACKED SECURITIES	Principal
British Airways Pass-Through Trust, Series 2020-1A,
4.250%, 11–15–32 (I)	$1,586	1,662

TOTAL ASSET-BACKED SECURITIES – 0.1%		$1,662
(Cost: $1,586)

CORPORATE DEBT SECURITIES
Communication Services

Cable & Satellite – 0.4%
Altice France Holding S.A.,
10.500%, 5–15–27 (I)	8,387	9,433

Integrated Telecommunication Services – 1.9%
AT&T, Inc.,
3.650%, 6–1–51	2,347	2,270
Frontier Communications Corp.:
7.625%, 4–15–24 (J)	7,881	5,202
6.875%, 1–15–25 (J)	23,633	15,302
11.000%, 9–15–25 (J)	21,820	14,919
9.000%, 8–15–31 (J)	7,881	5,103
West Corp.,
8.500%, 10–15–25 (I)	7,825	7,932

		50,728

Interactive Media & Services – 0.1%
Tencent Holdings Ltd.,
3.240%, 6–3–50 (I)	3,910	3,600

Total Communication Services – 2.4%		63,761
Consumer Discretionary

Automobile Manufacturers – 0.6%
Ford Motor Co.,
8.500%, 4–21–23	3,919	4,369
Nissan Motor Co. Ltd.:
4.345%, 9–17–27 (I)	5,463	5,941
4.810%, 9–17–30 (I)	3,902	4,280

		14,590

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Internet & Direct Marketing Retail – 0.2%
Amazon.com, Inc.:
1.500%, 6–3–30	$2,346	$2,236
2.500%, 6–3–50	782	699
Meituan:
2.125%, 10–28–25 (I)	1,561	1,554
3.050%, 10–28–30 (I)	2,601	2,528

		7,017

Specialty Stores – 0.3%
Staples, Inc.,
7.500%, 4–15–26 (I)	7,809	8,237

Total Consumer Discretionary – 1.1%		29,844
Consumer Staples

Brewers – 0.2%
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB):
3.500%, 6–1–30	3,140	3,401
4.500%, 6–1–50	1,568	1,779

		5,180

Total Consumer Staples – 0.2%		5,180
Energy

Integrated Oil & Gas – 0.8%
Petroleos Mexicanos:
6.490%, 1–23–27	15,026	15,701
6.840%, 1–23–30	3,178	3,225
Petronas Capital Ltd.,
3.500%, 4–21–30 (I)	1,568	1,677

		20,603

Oil & Gas Equipment & Services – 0.1%
Guara Norte S.a.r.l.,
5.198%, 6–15–34 (I)	2,000	1,962

Oil & Gas Exploration & Production – 0.9%
Laredo Petroleum, Inc.:
9.500%, 1–15–25	10,259	9,875
10.125%, 1–15–28 (E)	11,436	10,962
Saudi Arabian Oil Co.:
1.625%, 11–24–25 (I)	1,560	1,571
2.250%, 11–24–30 (I)	3,000	2,873

		25,281

Oil & Gas Refining & Marketing – 0.3%
PBF Holding Co. LLC,
9.250%, 5–15–25 (I)	8,242	8,415
Valero Energy Corp.,
2.150%, 9–15–27	1,496	1,466

		9,881

Oil & Gas Storage & Transportation – 1.3%
Energy Transfer Operating L.P.:
6.750%, 5–15–68	13,879	13,254
7.125%, 5–15–68	15,000	14,615
Energy Transfer Partners L.P.,
6.250%, 2–15–68	7,000	5,706

		33,575

Total Energy – 3.4%		91,302

12	ANNUAL REPORT	2021

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY ASSET STRATEGY FUND (in thousands)

MARCH 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials

Asset Management & Custody Banks – 0.2%
Citadel Finance LLC,
3.375%, 3–9–26 (I)	$5,834	$5,771

Diversified Banks – 5.1%
Australia and New Zealand Banking Group Ltd.,
2.570%, 11–25–35 (I)	3,119	2,932
Banco de Credito del Peru,
3.125%, 7–1–30 (I)	1,562	1,565
Banco Mercantil del Norte S.A.,
8.375%, 10–14–68 (I)	3,905	4,549
Banco Santander S.A.,
5.375%, 4–17–25 (I)	2,548	2,861
Barclays plc:
7.875%, 12–29–49 (E)	26,982	28,365
8.000%, 9–15–68	7,237	8,033
6.125%, 12–15–68	3,901	4,260
BNP Paribas S.A.,
4.625%, 8–25–69 (E)(I)	250	248
HSBC Holdings plc:
2.848%, 6–4–31	2,348	2,348
4.600%, 6–17–69	3,899	3,855
Royal Bank of Scotland Group plc (The),
8.625%, 12–29–49	6,098	6,243
Societe Generale Group,
7.375%, 12–29–49 (I)	19,209	19,622
Societe Generale S.A.,
3.653%, 7–8–35 (I)	3,468	3,462
Standard Chartered plc:
7.500%, 12–29–49 (I)	13,224	13,819
6.000%, 1–26–69 (I)	5,000	5,432
UniCredit S.p.A.:
2.569%, 9–22–26 (I)	7,800	7,831
5.861%, 6–19–32 (I)	10,953	12,126
5.459%, 6–30–35 (I)	9,547	10,119

		137,670

Diversified Capital Markets – 1.3%
Credit Suisse Group AG:
6.375%, 2–21–68 (I)	4,768	5,078
7.500%, 6–11–68 (I)	10,148	10,984
7.125%, 7–29–68	17,335	18,028

		34,090

Financial Exchanges & Data – 0.1%
Intercontinental Exchange, Inc.,
1.850%, 9–15–32	2,342	2,143

Investment Banking & Brokerage – 0.1%
Macquarie Bank Ltd.,
3.624%, 6–3–30 (I)	1,564	1,599

Life & Health Insurance – 0.2%
AIA Group Ltd.:
3.375%, 4–7–30 (I)	1,960	2,088
3.200%, 9–16–40 (I)	3,902	3,839

		5,927

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Multi-Line Insurance – 0.1%
Athene Holding Ltd.,
6.150%, 4–3–30	$2,713	$3,307

Specialized Finance – 0.1%
AerCap Ireland Capital Ltd. and AerCap Global Aviation Trust,
4.500%, 9–15–23	2,343	2,520

Total Financials – 7.2%		193,027
Industrials

Aerospace & Defense – 1.3%
Boeing Co. (The):
4.875%, 5–1–25	3,917	4,361
5.150%, 5–1–30	3,917	4,512
5.805%, 5–1–50	2,356	2,966
Wolverine Escrow LLC:
8.500%, 11–15–24 (I)	7,830	7,810
9.000%, 11–15–26 (I)	7,837	7,830
13.125%, 11–15–27 (I)	10,000	8,600

		36,079

Air Freight & Logistics – 0.1%
Simpar Europe S.A.,
5.200%, 1–26–31 (I)(K)	2,000	1,959

Highways & Railtracks – 0.1%
Transurban Finance Co. Pty Ltd.,
2.450%, 3–16–31 (I)	2,167	2,105

Total Industrials – 1.5%		40,143
Information Technology

Internet Services & Infrastructure – 0.0%
Baidu, Inc.,
1.720%, 4–9–26	1,672	1,664

Semiconductors – 0.2%
Broadcom, Inc.,
4.700%, 4–15–25	1,959	2,208
Taiwan Semiconductor Manufacturing Co. Ltd.,
1.375%, 9–28–30 (I)	4,682	4,340

		6,548

Technology Hardware, Storage & Peripherals – 0.1%
Apple, Inc.,
2.400%, 8–20–50	3,122	2,689

Total Information Technology – 0.3%		10,901
Materials

Diversified Metals & Mining – 0.2%
Glencore Funding LLC:
1.625%, 9–1–25 (I)	2,341	2,341
2.500%, 9–1–30 (I)	3,463	3,330

		5,671

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Steel – 0.4%
CSN Resources S.A.,
7.625%, 2–13–23 (I)	$11,040	$11,454

Total Materials – 0.6%		17,125
Real Estate

Industrial REITs – 0.1%
Aircastle Ltd.,
5.250%, 8–11–25 (I)	2,201	2,403

Total Real Estate – 0.1%		2,403
Utilities

Independent Power Producers & Energy Traders – 0.1%
NRG Energy, Inc.:
2.000%, 12–2–25 (I)	3,470	3,469
2.450%, 12–2–27 (I)	390	388

		3,857

Total Utilities – 0.1%		3,857

TOTAL CORPORATE DEBT SECURITIES – 16.9%		$457,543
(Cost: $450,335)

MORTGAGE-BACKED SECURITIES
Non-Agency REMIC/CMO – 0.7%
Credit Suisse Mortgage Trust, Series 2020-NQM1, Class B1 (Mortgage spread to 5-year U.S. Treasury index),
4.462%, 5–25–65 (I)(L)	4,968	5,092
Homeward Opportunities Fund I Trust, Series 2019-1, Class B1 (Mortgage spread to 10-year U.S. Treasury index),
4.800%, 1–25–59 (I)(L)	4,200	4,231
Merrill Lynch Mortgage Investors Trust, Series 1998-C1, Class F,
6.250%, 11–15–26	824	838
Starwood Mortgage Residential Trust, Series 2019-IMC1, Class B1 (Mortgage spread to 5-year U.S. Treasury index),
5.045%, 2–25–49 (I)(L)	5,599	5,589
Verus Securitization Trust, Series 2019-2, Class B1 (Mortgage spread to 5-year U.S. Treasury index),
4.440%, 5–25–59 (I)(L)	1,850	1,865

		17,615

TOTAL MORTGAGE-BACKED SECURITIES – 0.7%		$17,615
(Cost: $17,732)

2021	ANNUAL REPORT	13

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY ASSET STRATEGY FUND (in thousands)

MARCH 31, 2021

OTHER GOVERNMENT SECURITIES (M)	Principal	Value
Argentina – 0.9%
Province of Buenos Aires,
7.875%, 6–15–27 (I)(J)	$7,000	$2,573
Province of Mendoza,
2.750%, 3–19–29 (I)	15,788	9,078
Republic of Argentina:
1.000%, 7–9–29	1,146	411
0.125%, 7–9–30	27,468	9,189
0.125%, 7–9–35	6,840	2,042

		23,293

TOTAL OTHER GOVERNMENT SECURITIES – 0.9%		$23,293
(Cost: $34,327)

LOANS (L)
Communication Services

Integrated Telecommunication Services – 0.8%
West Corp. (3-Month ICE LIBOR plus 400 bps),
5.000%, 10–10–24	23,046	22,284

Total Communication Services – 0.8%		22,284
Consumer Discretionary

Casinos & Gaming – 0.0%
New Cotai LLC (14.000% Cash or 14.000% PIK),
14.000%, 9–10–25 (O)	510	522

Specialty Stores – 0.1%
PetSmart, Inc. (ICE LIBOR plus 375 bps),
4.250%, 2–12–28	2,586	2,580

Total Consumer Discretionary – 0.1%		3,102
Energy

Oil & Gas Storage & Transportation – 0.3%
EPIC Crude Services L.P. (ICE LIBOR plus 500 bps),
5.260%, 3–1–26	11,325	8,220

Total Energy – 0.3%		8,220
Financials

Property & Casualty Insurance – 0.7%
Amynta Agency Borrower, Inc. (ICE LIBOR plus 400 bps),
4.609%, 2–28–25	18,793	18,527

Total Financials – 0.7%		18,527
Health Care

Health Care Facilities – 0.4%
Surgery Center Holdings, Inc. (ICE LIBOR plus 325 bps),
4.250%, 8–31–24	10,291	10,180

LOANS (L) (Continued)	Principal	Value
Health Care Services – 0.3%
Heartland Dental LLC (ICE LIBOR plus 375 bps),
3.609%, 4–30–25	$7,259	$7,126

Total Health Care – 0.7%		17,306
Information Technology

Communications Equipment – 0.3%
MLN U.S. Holdco LLC (ICE LIBOR plus 450 bps):
0.000%, 11–30–25 (N)	2,000	1,752
4.603%, 11–30–25	7,980	6,991

		8,743

Total Information Technology – 0.3%		8,743
Materials

Construction Materials – 1.5%
Hillman Group, Inc. (The),
0.000%, 2–24–28 (N)	20,000	19,883
Hillman Group, Inc. (The) (ICE LIBOR plus 350 bps),
4.109%, 5–31–25	19,100	19,067

		38,950

Total Materials – 1.5%		38,950

TOTAL LOANS – 4.4%		$117,132
(Cost: $121,636)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 0.9%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO,
4.500%, 1–15–43 (P)	15,134	2,497
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 615 bps),
6.044%, 11–15–47 (L)(P)	7,755	1,466
Federal National Mortgage Association Agency REMIC/CMO:
4.500%, 10–25–40 (P)	7,434	1,379
4.500%, 5–25–47 (P)	5,931	989
5.000%, 3–25–49 (P)	5,229	880
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 562 bps),
5.511%, 6–25–45 (L)(P)	13,166	2,542
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 625 bps):
6.011%, 4–25–45 (L)(P)	6,473	1,472
5.991%, 4–25–46 (L)(P)	15,204	2,689
5.991%, 8–25–46 (L)(P)	16,097	2,876

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
6.141%, 6–25–48 (L)(P)	$34,500	$7,479

		24,269

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.9%		$24,269
(Cost: $24,023)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Inflation Protected Obligations – 0.2%
U.S. Treasury Notes,
0.625%, 1–15–26	4,404	4,896

Treasury Obligations – 1.0%
U.S. Treasury Bonds:
2.750%, 8–15–47	18,500	19,773
3.000%, 2–15–49	5,409	6,077

		25,850

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 1.2%		$30,746
(Cost: $27,991)

BULLION – 5.3%	Troy Ounces
Gold	83	141,068

(Cost: $96,737)

SHORT-TERM SECURITIES	Shares
Money Market Funds (R) – 3.4%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.010% (Q)	16,741	16,741
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.040%	73,659	73,659

		90,400

TOTAL SHORT-TERM SECURITIES – 3.4%		$90,400
(Cost: $90,400)

TOTAL INVESTMENT SECURITIES – 101.0%		$2,691,323
(Cost: $2,718,149)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.0)%		(27,245)

NET ASSETS – 100.0%		$2,664,078

14	ANNUAL REPORT	2021

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY ASSET STRATEGY FUND (in thousands)

MARCH 31, 2021

Notes to Consolidated Schedule of Investments

*	Not shown due to rounding.

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Restricted securities. At March 31, 2021, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Value
Media Group Holdings LLC, Series H	8–29–13 to 10–31–13	640	$446,702	$—	*
Media Group Holdings LLC, Series T	7–2–13 to 1–23–15	80	168,531	—	*
New Cotai Participation Corp., Class B	9–29–20	1,820	12,324	6,697

		Principal
New Cotai LLC (14.000% Cash or 14.000% PIK), 14.000%, 09-10-25	9–10–20 to 3–16–21	$510	510	522

			$628,067	7,219

    The total value of these securities represented 0.3% of net assets at March 31, 2021.

(D)	Securities whose value was determined using significant unobservable inputs.

(E)	All or a portion of securities with an aggregate value of $16,392 are on loan.

(F)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund and consolidated as described in Note 5 of the Notes to Financial Statements.

(G)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(H)	Principal amount and exercise prices are denominated in the indicated foreign currency, where applicable (CNY – Chinese Yuan Renminbi and EUR – Euro).

(I)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021 the total value of these securities amounted to $260,047 or 9.8% of net assets.

(J)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(K)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at March 31, 2021.

(L)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2021. Description of the reference rate and spread, if applicable, are included in the security description.

(M)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(N)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(O)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(P)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(Q)	Investment made with cash collateral received from securities on loan.

(R)	Rate shown is the annualized 7-day yield at March 31, 2021.

The following total return swap agreements were outstanding at March 31, 2021:

Underlying Security	Long/Short	Counterparty	Maturity Date	Notional Amount(H)	Financing Fee(1)(2)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation
China Government Bond	Long	Morgan Stanley & Co. International plc	05/22/2021	CNY32,346	7-Day China Fixing Repo Rates plus 65 bps	$382	$—	$382

2021	ANNUAL REPORT	15

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY ASSET STRATEGY FUND (in thousands)

MARCH 31, 2021

(1)

The Fund pays the financing fee multiplied by the notional amount if long on the swap agreement. If the Fund is short on the swap agreement, the Fund receives the financing fee multiplied by the notional amount.

(2)

At the termination date, a net cash flow is exchanged where the market-linked total return is equivalent to the return of the underlying security less a financing rate, if any. If the Fund is long on the swap agreement, the Fund would receive payments on any net positive total return, and would owe payments in the event of a negative total return. If the Fund is short on the swap agreement, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

The following written options were outstanding at March 31, 2021 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price		Premium Received	Value
Kansas City Southern	N/A	Put	780	78	June 2021		$185.00	$502	$(191)
Pinterest, Inc., Class A	N/A	Put	3,876	388	May 2021		55.00	1,454	(384)
	N/A	Call	3,876	388	May 2021		100.00	706	(488)
Teck Resources Ltd., Class B	Citibank N.A.	Put	4,201	420	August 2021		16.00	387	(391)
	Citibank N.A.	Call	4,201	420	August 2021		30.00	118	(126)
Volkswagen AG	Morgan Stanley & Co., Inc.	Put	1,050	105	June 2021	EUR	175.00	151	(154)
	Morgan Stanley & Co., Inc.	Call	1,050	105	June 2021		300.00	620	(812)

								$3,938	$(2,546)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$80,521	$—	$—
Consumer Discretionary	139,272	—	6,697
Consumer Staples	137,810	—	—
Energy	78,749	—	—
Financials	280,161	—	—
Health Care	209,175	—	—
Industrials	312,888	—	—
Information Technology	453,724	—	—
Materials	21,001	—	—
Utilities	29,636	—	—
Total Common Stocks	$1,742,937	$—	$6,697
Preferred Stocks	30,040	—	—
Purchased Options	5,507	2,414	—
Asset-Backed Securities	—	1,662	—
Corporate Debt Securities	—	457,543	—
Mortgage-Backed Securities	—	17,615	—
Other Government Securities	—	23,293	—
Loans	—	117,132	—
United States Government Agency Obligations	—	24,269	—
United States Government Obligations	—	30,746	—
Bullion	141,068	—	—
Short-Term Securities	90,400	—	—
Total	$2,009,952	$674,674	$6,697
Total Return Swaps	$—	$382	$—

Liabilities
Written Options	$872	$1,674	$—

During the year ended March 31, 2021, there were no transfers in or out of Level 3.

16	ANNUAL REPORT	2021

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY ASSET STRATEGY FUND (in thousands)

MARCH 31, 2021

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

OTC = Over the Counter

PIK = Payment in Kind

REMIC = Real Estate Mortgage Investment Conduit

REIT = Real Estate Investment Trust

Country Diversification
(as a % of net assets)
United States	48.6%
France	5.9%
Germany	5.8%
United Kingdom	5.4%
India	3.5%
Switzerland	3.2%
Canada	3.1%
China	2.2%
Japan	2.1%
Netherlands	2.1%
Italy	1.7%
South Korea	1.5%
Hong Kong	1.4%
Taiwan	1.0%
Mexico	1.0%
Other Countries	3.5%
Other+	8.0%

+	Includes gold bullion, options, liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	17

MANAGEMENT DISCUSSION	IVY BALANCED FUND

(UNAUDITED)

Matthew A. Hekman

Mark G. Beischel

Susan Regan

Below, Matthew A. Hekman, Mark G. Beischel, CFA, and Susan K. Regan, co-portfolio managers of Ivy Balanced Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2021. Mr. Hekman has managed the Fund since 2014 and has 22 years of industry experience. Mr. Beischel and Ms. Regan joined Mr. Hekman as co-portfolio managers of the Fund in 2018. Mr. Beischel has 28 years of industry experience. Ms. Regan has 33 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy Balanced Fund (Class A shares at net asset value)	42.81%
Ivy Balanced Fund (Class A shares, including sales charges)	37.82%

Benchmarks and Morningstar Category
S&P 500 Index	56.35%
(Generally reflects the performance of large- and medium-sized U.S. stocks)
Bloomberg Barclays U.S. Agg Gov/Credit Index	0.86%
(Generally reflects the performance of securities in the bond market)
Morningstar Allocation 50% to 70% Equity Category Average	36.90%
(Generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fee and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Key drivers

The fiscal year ended March 31, 2021 was one for the record books. The year began with historic levels of volatility, with equity markets having just posted dramatic declines in February and March of 2020 as the COVID-19 pandemic spread across the globe and countries adopted increasingly stringent policies to slow the rate of infection. Since the onset of the pandemic, we have seen a dizzying array of unprecedented market, economic and societal events. In the realm of economics, the March 2020 initial jobless claims data was a stark indicator of the challenge faced by the domestic economy with 3.28 million claims filed, a level that was four times the previous record high. As the economic ramifications of the virus and its remediation became apparent, markets declined and policy makers responded. Global central banks dramatically reduced interest rates with the U.S. Federal Reserve (Fed) cutting its target range by 100 basis points (bps) over a two-week time period to a range of 0.00%-0.25%. In addition, the Fed launched a series of monetary and regulatory measures to ease the hit to the U.S. economy, including unlimited purchases of Treasuries and agency mortgages; various loan facilities; and foreign exchange swap lines with global central banks, to name a few. The U.S. Congress also moved quickly to pass legislation with the most significant being the $2.2 trillion CARES Act signed into law over the summer with several subsequent legislative relief packages throughout the rest of the year. Our country endured multiple bouts of social unrest and a contentious election cycle late in the calendar year which presented headwinds to confidence and morale. While this isn’t an exhaustive list of the travails of this fiscal period, it captures some of the significant events and provides a backdrop for what many would consider to be a very difficult year. While most of us are glad to see the fiscal year end, investors know there were reasons for celebration as well. Despite significant volatility, domestic equity markets rose to all-time highs to close out the fiscal year — a record we don’t mind setting!

As investors can attest, the fiscal year has had more than its fair share of drama, vitriol and negativity. These often result in periodic bouts of volatility that can be un-nerving, but the trailing fiscal-year performance of the Fund is a profitable reminder of the value of patient, disciplined investing with a long-term perspective. The S&P 500 Index, the Fund’s equity benchmark, advanced 56.4% for the fiscal period. The advance was broad-based, with the materials (up 78%), energy (up 75%) and consumer discretionary (up 70%) sectors leading the rally. The industrials (up 69%), financials (up 68%), information technology (up 67%) and communication services (up 61%) sectors also outperformed the index. The laggards were the traditionally defensive health care (up 34%), real estate (up 32%), consumer staples (up 28%) and utilities (up 19%) sectors.

The Fund’s fixed-income benchmark, the Bloomberg Barclays U.S. Agg Gov/Credit Index, rose 0.86% for the fiscal year as interest rates declined until early August then started ascending. The 10-year Treasury yield rose significantly to 1.74%, up approximately 107 bps. The Treasury curve steepened with the spread relationship between the 2-year and the 10-year Treasury bond at 158 bps, up from 42 bps at the start of the fiscal year. Investment-grade credit spreads were volatile but ended the year at 86 bps, well below the 20-year average of 144 bps and about a third of their level of 255 bps when the fiscal year began, and the pandemic and recession were new.

18	ANNUAL REPORT	2021

Contributors and detractors

The Fund advanced 42.8% for the fiscal year, outperforming its Morningstar category peers. Performance was driven by an overweight of equities relative to the blended benchmark and strong credit selection in the fixed-income sleeve. For the fiscal year, the Fund’s equity weight averaged 64.5%, fixed income averaged 35.0%, with the remaining balance in cash.

The equity component of the Fund advanced 70.0% for the year, outperforming the S&P 500 Index. Strong stock selection in the information technology, consumer discretionary, energy, health care and consumer staples sectors contributed to relative performance. The fixed-income component of the Fund was up 8.2% for the year, strongly outperforming its benchmark. The Fund opportunistically added credit exposure in the second and third calendar quarters of 2020 which subsequently tightened meaningfully. As a result of that trade into credit, the Fund was underweight Treasuries relative to the benchmark which was a significant contributor to relative performance. Finally, derivatives written against positions in the equity sleeve were a modest positive contributor to total Fund performance.

Top contributors to overall performance were Apple Inc., Lowe’s Co., Infineon Technologies, Autodesk and QUALCOMM, Inc. (no longer a Fund holding). Apple had a remarkable year as investors revalued its equity in recognition of the strength of the brand and in growing anticipation of an iPhone refresh cycle in 2021. Lowe’s Co. is undergoing a transformation under new management that has proven timely and successful as domestic consumers focused on home improvement projects during the pandemic. Infineon Technologies is a semiconductor manufacturer who recently acquired a competitor and whose products are increasingly penetrating new addressable end markets in addition to seeing a resurgence in demand. Autodesk has been a long-standing position for the Fund as its competitive position in the architectural engineering industry continues to produce profitable growth, while new addressable markets in the building management, construction and industrial end markets present compelling opportunities. QUALCOMM posted strong returns as it benefited from its technology lead in next-generation 5G Wireless chipsets which drove strong revenue and gross margin upside. While we continue to be impressed with the business, the valuation of the equity became prohibitively rich in our view and we elected to exit the position.

Detractors to performance in the fiscal year were Carter’s, Inc., Northrup Grumman Corp. (no longer a Fund holding), Citigroup Inc. (no longer a Fund holding) and Merck Inc. Carter’s Inc. is a leading manufacturer of infant and children’s clothing that has been negatively impacted by a precipitous decline in the birth rate. As economies recover and employment strengthens, we believe the birth rate will recover and Carter’s Inc. will have a strong period of growth. Northrup Grumman and Merck Inc. are traditionally considered defensive equities which tend to underperform when economic growth accelerates, and more cyclical stocks experience strong earnings growth. We believe the outlook for growth at Merck is underappreciated by the market and expect the stock to compound growth in future periods. While the outlook for growth at Northrup Grumman is attractive, the valuation of the equity adequately reflected the outlook in our opinion and so we exited the position. Citigroup was a frustrating investment for the Fund as regulators identified several longstanding deficiencies in its data and risk management systems that resulted in fines and restrictions. Our confidence in management was sufficiently impaired to motivate us to exit our position.

Outlook

As we look ahead, we believe that global economic growth is likely to rebound meaningfully in the near term as economies re-open and stimulus has its intended effect. As the vaccination campaign expands and mobility increases, we expect an acceleration in economic growth. We anticipate the more recent trend of a broadening of the equity market to continue as more cyclical companies see their earnings recover from the pandemic. During the last four months of the fiscal year, after a strong run of performance, we began the process of reducing the Fund’s exposure to investment grade and non-investment grade credit with the proceeds invested in Treasuries which will serve to narrow the large underweight versus the benchmark.

We believe the economic impacts of COVID-19 are likely to be persistent though less punitive. We have seen growing evidence of a sharp rebound in economic activity and expect it to continue in the short term in part due to the lagged effects of fiscal and monetary stimulus put in place over the last several months. As economies recover, we are closely watching inflation rates and inflation expectations, which have been modest and must remain so in order to allow central banks to maintain their accommodative monetary policies.

While we continue to monitor macroeconomic forces and trends, we maintain an emphasis on finding perceived high quality, growing companies whose securities are trading at a reasonable valuation with visible catalysts to drive relative outperformance over the next twelve months. This approach has served investors well over time, and our confidence in it has not waned.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

2021	ANNUAL REPORT	19

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. The lower-rated securities in which the Fund may invest may carry greater risk of nonpayment of interest or principal then higher-rated bonds. In addition to the risks typically associated with fixed-income securities, loan participations in which the Fund may invest carry other risks, including the risk of insolvency of the lending bank or other intermediary. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend the company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as fixed-income investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

The equity portion of the Fund typically holds a limited number of stocks (generally 45 to 55). As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a large number of securities.

The value of a security believed by the Fund’s managers to be undervalued may never reach what the managers believe to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends, and do not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Balanced Fund.

20	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	IVY BALANCED FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	70.0%
Information Technology	14.0%
Financials	11.7%
Health Care	10.1%
Consumer Discretionary	10.0%
Communication Services	6.6%
Industrials	6.5%
Consumer Staples	5.0%
Energy	4.2%
Materials	1.1%
Utilities	0.8%
Bonds	29.1%
United States Government and Government Agency Obligations	17.6%
Corporate Debt Securities	11.4%
Asset-Backed Securities	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.9%

Top 10 Equity Holdings

Company	Sector	Industry
Microsoft Corp.	Information Technology	Systems Software
Goldman Sachs Group, Inc. (The)	Financials	Investment Banking & Brokerage
Micron Technology, Inc.	Information Technology	Semiconductors
Zimmer Holdings, Inc.	Health Care	Health Care Equipment
Lowe’s Co., Inc.	Consumer Discretionary	Home Improvement Retail
Constellation Brands, Inc.	Consumer Staples	Distillers & Vintners
Autodesk, Inc.	Information Technology	Application Software
Electronic Arts, Inc.	Communication Services	Interactive Home Entertainment
JPMorgan Chase & Co.	Financials	Other Diversified Financial Services
Anthem, Inc.	Health Care	Managed Health Care

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2021	ANNUAL REPORT	21

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY BALANCED FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	37.82%	37.67%	41.82%	43.15%	43.34%	42.31%	42.81%
5-year period ended 3-31-21	9.57%	9.37%	9.58%	10.62%	10.80%	9.98%	10.36%
10-year period ended 3-31-21	8.28%	8.02%	8.06%	8.94%	—	—	8.67%
Since Inception of Class through 3-31-21(5)	—	—	—	—	8.49%	9.05%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 3.50%(a). Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

22	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY BALANCED FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares	Value
Communication Services

Interactive Home Entertainment – 1.7%
Electronic Arts, Inc.	325	$43,947

Interactive Media & Services – 4.7%
Alphabet, Inc., Class A (A)	20	40,365
Alphabet, Inc., Class C (A)	20	40,568
Facebook, Inc., Class A (A)	138	40,733

		121,666

Movies & Entertainment – 0.2%
Walt Disney Co. (The)	28	5,178

Total Communication Services – 6.6%		170,791
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 1.9%
Carter’s, Inc.	270	23,984
V.F. Corp.	310	24,741

		48,725

Automotive Retail – 0.8%
O’Reilly Automotive, Inc. (A)	41	20,670

Casinos & Gaming – 1.4%
Las Vegas Sands, Inc.	599	36,425

Home Improvement Retail – 2.0%
Lowe’s Co., Inc.	268	50,904

Hotels, Resorts & Cruise Lines – 0.9%
Hilton Worldwide Holdings, Inc. (A)	203	24,546

Internet & Direct Marketing Retail – 0.7%
Amazon.com, Inc. (A)	6	17,178

Restaurants – 1.0%
Darden Restaurants, Inc.	188	26,662

Specialty Stores – 1.3%
Tractor Supply Co.	186	32,851

Total Consumer Discretionary – 10.0%		257,961
Consumer Staples

Distillers & Vintners – 1.9%
Constellation Brands, Inc.	216	49,206

Packaged Foods & Meats – 0.7%
Mondelez International, Inc., Class A	329	19,247

Soft Drinks – 0.9%
Coca-Cola Co. (The)	413	21,762

Tobacco – 1.5%
Philip Morris International, Inc.	451	40,060

Total Consumer Staples – 5.0%		130,275

COMMON STOCKS (Continued)	Shares	Value
Energy

Integrated Oil & Gas – 0.4%
Chevron Corp.	100	$10,520

Oil & Gas Exploration & Production – 2.3%
Canadian Natural Resources Ltd.	1,132	34,945
Hess Corp.	376	26,578

		61,523

Oil & Gas Storage & Transportation – 0.6%
Enterprise Products Partners L.P.	733	16,140

Total Energy – 3.3%		88,183
Financials

Consumer Finance – 1.3%
American Express Co.	233	32,945

Financial Exchanges & Data – 1.1%
Intercontinental Exchange, Inc.	244	27,284

Insurance Brokers – 1.0%
Aon plc	115	26,408

Investment Banking & Brokerage – 3.4%
Goldman Sachs Group, Inc. (The)	158	51,563
Morgan Stanley	460	35,719

		87,282

Multi-Sector Holdings – 1.6%
Berkshire Hathaway, Inc., Class B (A)	163	41,745

Other Diversified Financial Services – 1.7%
JPMorgan Chase & Co.	283	43,011

Regional Banks – 1.6%
PNC Financial Services Group, Inc. (The)	236	41,364

Total Financials – 11.7%		300,039
Health Care

Health Care Equipment – 2.0%
Zimmer Holdings, Inc.	320	51,166

Health Care Technology – 1.3%
Cerner Corp.	476	34,221

Managed Health Care – 2.6%
Anthem, Inc.	120	42,985
UnitedHealth Group, Inc.	70	26,101

		69,086

Pharmaceuticals – 4.1%
Elanco Animal Health, Inc. (A)	735	21,654
Eli Lilly and Co.	170	31,832
Jazz Pharmaceuticals plc (A)	181	29,669
Merck & Co., Inc.	308	23,729

		106,884

Total Health Care – 10.0%		261,357

COMMON STOCKS (Continued)	Shares	Value
Industrials

Aerospace & Defense – 0.8%
Raytheon Technologies Corp.	270	$20,841

Agricultural & Farm Machinery – 0.2%
Deere & Co.	14	5,242

Electrical Components & Equipment – 0.9%
Emerson Electric Co.	260	23,438

Industrial Machinery – 1.8%
Ingersoll-Rand, Inc. (A)	312	15,355
Snap-on, Inc.	131	30,199

		45,554

Railroads – 1.6%
Union Pacific Corp.	182	40,179

Research & Consulting Services – 1.2%
IHS Markit Ltd.	320	31,012

Total Industrials – 6.5%		166,266
Information Technology

Application Software – 1.7%
Autodesk, Inc. (A)	160	44,421

Communications Equipment – 1.4%
Cisco Systems, Inc.	295	15,266
Motorola Solutions, Inc.	117	21,926

		37,192

Data Processing & Outsourced Services – 1.5%
Fiserv, Inc. (A)	324	38,622

IT Consulting & Other Services – 1.1%
Cognizant Technology Solutions Corp., Class A	379	29,622

Semiconductors – 3.7%
Infineon Technologies AG ADR	1,003	42,723
Micron Technology, Inc. (A)	582	51,367

		94,090

Systems Software – 3.3%
Microsoft Corp.	362	85,285

Technology Hardware, Storage & Peripherals – 1.3%
Apple, Inc.	272	33,269

Total Information Technology – 14.0%		362,501
Materials

Specialty Chemicals – 1.1%
Sherwin-Williams Co. (The)	36	26,610

Total Materials – 1.1%		26,610

2021	ANNUAL REPORT	23

SCHEDULE OF INVESTMENTS	IVY BALANCED FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS (Continued)	Shares	Value
Utilities

Multi-Utilities – 0.8%
Dominion Energy, Inc.	264	$20,077

Total Utilities – 0.8%		20,077

TOTAL COMMON STOCKS – 69.0%		$1,784,060
(Cost: $1,162,765)

PREFERRED STOCKS
Energy

Oil & Gas Exploration & Production – 0.9%
Targa Resources Corp., 9.500% (B)	22	23,449

Total Energy – 0.9%		23,449
Health Care

Pharmaceuticals – 0.1%
Elanco Animal Health, Inc., 5.000%	52	2,386

Total Health Care – 0.1%		2,386

TOTAL PREFERRED STOCKS – 1.0%		$25,835
(Cost: $26,357)

ASSET-BACKED SECURITIES	Principal
American Airlines Class AA Pass-Through Certificates, Series 2017-2,
3.350%, 10–15–29	$3,459	3,493

TOTAL ASSET-BACKED SECURITIES – 0.1%		$3,493
(Cost: $3,478)

CORPORATE DEBT SECURITIES
Communication Services

Alternative Carriers – 0.1%
Bell Canada (GTD by BCE, Inc.),
4.300%, 7–29–49	880	987

Cable & Satellite – 0.4%
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal):
4.250%, 10–15–30	2,550	2,930
3.900%, 3–1–38	3,500	3,931
Comcast Corp. (GTD by Comcast Cable Communications LLC and NBCUniversal Media LLC),
3.450%, 2–1–50	4,325	4,468

		11,329

Integrated Telecommunication Services – 0.3%
AT&T, Inc.,
3.650%, 6–1–51	1,950	1,886

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Integrated Telecommunication Services (Continued)
Verizon Communications, Inc.:
2.550%, 3–21–31	$1,000	$999
4.500%, 8–10–33	4,000	4,646

		7,531

Movies & Entertainment – 0.2%
Walt Disney Co. (The),
2.750%, 9–1–49	6,500	5,951

Publishing – 0.1%
Thomson Reuters Corp.,
3.350%, 5–15–26	2,575	2,783

Wireless Telecommunication Service – 0.2%
T-Mobile USA, Inc.,
3.875%, 4–15–30 (C)	4,425	4,803

Total Communication Services – 1.3%		33,384
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 0.1%
PVH Corp.,
4.625%, 7–10–25	2,650	2,913

Footwear – 0.1%
NIKE, Inc.,
2.850%, 3–27–30	1,765	1,859

Home Improvement Retail – 0.2%
Home Depot, Inc. (The),
3.350%, 4–15–50	5,300	5,497

Homebuilding – 0.1%
NVR, Inc.,
3.000%, 5–15–30	3,100	3,182

Internet & Direct Marketing Retail – 0.0%
Expedia Group, Inc.,
6.250%, 5–1–25 (C)	1,160	1,342

Total Consumer Discretionary – 0.5%		14,793
Consumer Staples

Agricultural Products – 0.1%
Archer Daniels Midland Co.,
3.250%, 3–27–30	1,890	2,031

Brewers – 0.0%
Anheuser-Busch Inbev Finance, Inc. (GTD by AB INBEV/BBR/COB),
4.700%, 2–1–36	850	996

Drug Retail – 0.2%
CVS Health Corp.:
3.750%, 4–1–30	2,650	2,891
5.050%, 3–25–48	1,020	1,252

		4,143

Food Retail – 0.1%
Alimentation Couche-Tard, Inc.,
2.950%, 1–25–30 (C)	2,650	2,706

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Hypermarkets & Super Centers – 0.2%
Walmart, Inc.,
4.050%, 6–29–48	$4,700	$5,565

Packaged Foods & Meats – 0.3%
Hormel Foods Corp.,
1.800%, 6–11–30	1,325	1,273
Nestle Holdings, Inc.,
4.000%, 9–24–48 (C)	3,475	4,072

		5,345

Personal Products – 0.1%
Estee Lauder Co., Inc. (The),
4.150%, 3–15–47	2,125	2,464

Soft Drinks – 0.2%
PepsiCo, Inc.,
2.875%, 10–15–49	6,450	6,243

Total Consumer Staples – 1.2%		29,493
Energy

Oil & Gas Drilling – 0.9%
Nabors Industries Ltd., Convertible,
0.750%, 1–15–24	30,100	22,274

Oil & Gas Exploration & Production – 0.2%
EQT Corp.,
7.875%, 2–1–25 (D)	3,600	4,143

Oil & Gas Storage & Transportation – 0.3%
Transcontinental Gas Pipe Line Co. LLC,
4.600%, 3–15–48	2,000	2,271
Williams Partners L.P.,
3.600%, 3–15–22	5,000	5,121

		7,392

Total Energy – 1.4%		33,809
Financials

Asset Management & Custody Banks – 0.6%
Apollo Management Holdings L.P.,
2.650%, 6–5–30 (C)	3,075	3,022
Ares Capital Corp.,
4.250%, 3–1–25	5,225	5,605
KKR Group Finance Co. VIII LLC (GTD by KKR & Co., Inc. and KKR Group Partnership L.P.),
3.500%, 8–25–50 (C)	1,650	1,634
National Securities Clearing Corp.,
1.500%, 4–23–25 (C)	2,650	2,676
Owl Rock Capital Corp.,
4.250%, 1–15–26	2,625	2,755

		15,692

Consumer Finance – 0.1%
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.):
3.450%, 4–10–22	1,500	1,535

24	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY BALANCED FUND (in thousands)

MARCH 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Finance (Continued)
3.700%, 5–9–23	$1,850	$1,949

		3,484

Diversified Banks – 0.3%
Bank of America Corp.,
2.884%, 10–22–30	2,600	2,673
U.S. Bancorp,
3.100%, 4–27–26	4,400	4,721

		7,394

Life & Health Insurance – 0.2%
Northwestern Mutual Life Insurance Co. (The),
3.850%, 9–30–47 (C)	5,000	5,328

Multi-Line Insurance – 0.2%
Aon Corp. (GTD by Aon plc),
2.800%, 5–15–30	3,975	4,062

Other Diversified Financial Services – 1.0%
Citigroup, Inc.,
6.250%, 12–29–49	7,250	8,283
Citigroup, Inc. (3-Month U.S. LIBOR plus 409.5 bps),
4.289%, 2–15–69 (E)	2,850	2,851
JPMorgan Chase & Co.,
5.000%, 2–1–69	2,715	2,807
JPMorgan Chase & Co. (3-Month U.S. LIBOR plus 332 bps),
3.545%, 1–1–68 (E)	7,700	7,665
JPMorgan Chase & Co. (3-Month U.S. LIBOR plus 347 bps),
3.682%, 4–29–49 (E)	1,851	1,848
JPMorgan Chase & Co. (3-Month U.S. LIBOR plus 380 bps),
4.005%, 11–1–68 (E)	2,750	2,755

		26,209

Specialized Finance – 0.2%
AerCap Ireland Capital Ltd. and AerCap Global Aviation Trust,
6.500%, 7–15–25	1,750	2,040
LSEGA Financing plc,
2.500%, 4–6–31 (C)	4,300	4,244

		6,284

Total Financials – 2.6%		68,453
Health Care

Biotechnology – 0.2%
Amgen, Inc.,
3.375%, 2–21–50	4,300	4,298

Health Care Supplies – 0.2%
Dentsply Sirona, Inc.,
3.250%, 6–1–30	3,525	3,686

Managed Health Care – 0.1%
UnitedHealth Group, Inc.,
2.750%, 5–15–40	1,700	1,671

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Pharmaceuticals – 0.4%
Johnson & Johnson,
3.400%, 1–15–38	$9,000	$9,870

Total Health Care – 0.9%		19,525
Industrials

Aerospace & Defense – 0.4%
Boeing Co. (The),
3.750%, 2–1–50	3,025	2,897
L3Harris Technologies, Inc.,
4.400%, 6–15–28	4,000	4,539
Raytheon Technologies Corp.:
2.250%, 7–1–30	2,200	2,165
3.125%, 7–1–50	1,325	1,284

		10,885

Environmental & Facilities Services – 0.3%
Republic Services, Inc.:
2.300%, 3–1–30	439	436
1.450%, 2–15–31	2,400	2,194
Waste Management, Inc. (GTD by Waste Management Holdings, Inc.),
3.150%, 11–15–27	6,000	6,493

		9,123

Research & Consulting Services – 0.1%
CoStar Group, Inc.,
2.800%, 7–15–30 (C)	2,650	2,591

Total Industrials – 0.8%		22,599
Information Technology

Application Software – 0.2%
Adobe, Inc.,
2.300%, 2–1–30	310	314
Autodesk, Inc.,
2.850%, 1–15–30	4,500	4,617
Infor, Inc.,
1.750%, 7–15–25 (C)	875	884

		5,815

Data Processing & Outsourced Services – 0.2%
PayPal Holdings, Inc.,
2.300%, 6–1–30	2,650	2,625
Visa, Inc.,
2.700%, 4–15–40	3,060	2,997

		5,622

Semiconductors – 0.3%
Broadcom, Inc.,
4.700%, 4–15–25	2,200	2,480
Intel Corp.,
3.250%, 11–15–49	2,700	2,715
Xilinx, Inc.,
2.375%, 6–1–30	3,975	3,885

		9,080

Systems Software – 0.2%
Microsoft Corp.,
2.525%, 6–1–50	2,150	1,958

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Systems Software (Continued)
ServiceNow, Inc.,
1.400%, 9–1–30	$2,435	$2,201

		4,159

Technology Hardware, Storage & Peripherals – 0.2%
Apple, Inc.,
2.950%, 9–11–49	4,500	4,308

Total Information Technology – 1.1%		28,984
Materials

Construction Materials – 0.1%
Hillman Group, Inc. (The),
6.375%, 7–15–22 (C)	3,061	3,065

Diversified Metals & Mining – 0.0%
Anglo American plc,
4.125%, 4–15–21 (C)	1,284	1,285

Specialty Chemicals – 0.1%
Ecolab, Inc.,
3.250%, 12–1–27	3,000	3,262

Total Materials – 0.2%		7,612
Real Estate

Specialized REITs – 0.2%
American Tower Trust I,
3.652%, 3–23–28 (C)	2,000	2,166
EPR Properties,
4.950%, 4–15–28	3,915	4,029

		6,195

Total Real Estate – 0.2%		6,195
Utilities

Electric Utilities – 0.9%
Ameren Illinois Co.,
3.250%, 3–15–50	2,000	2,009
Commonwealth Edison Co.,
2.200%, 3–1–30	2,650	2,628
Duke Energy Corp.,
3.150%, 8–15–27	2,500	2,663
Duke Energy Indiana LLC,
3.750%, 5–15–46	880	920
Duke Energy Ohio, Inc.,
4.300%, 2–1–49	835	952
Entergy Corp.,
2.800%, 6–15–30	1,765	1,777
Exelon Corp.,
2.450%, 4–15–21	4,300	4,302
Florida Power & Light Co.,
3.150%, 10–1–49	2,575	2,591
Oncor Electric Delivery Co. LLC,
2.750%, 5–15–30	2,550	2,658
Southern California Edison Co.,
4.125%, 3–1–48	2,000	2,096

		22,596

2021	ANNUAL REPORT	25

SCHEDULE OF INVESTMENTS	IVY BALANCED FUND (in thousands)

MARCH 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Multi-Utilities – 0.2%
Berkshire Hathaway Energy Co.:
3.250%, 4–15–28	$1,000	$1,078
3.800%, 7–15–48	2,000	2,128
Dominion Energy, Inc.,
3.600%, 3–15–27	2,550	2,814

		6,020

Water Utilities – 0.1%
American Water Capital Corp.,
3.750%, 9–1–47	2,125	2,266

Total Utilities – 1.2%		30,882

TOTAL CORPORATE DEBT SECURITIES – 11.4%		$295,729
(Cost: $296,329)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 0.9%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO,
3.000%, 6–15–45	6,333	6,623
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
6.500%, 12–1–31	16	18
6.500%, 1–1–32	16	19
Federal National Mortgage Association Agency REMIC/CMO:
3.500%, 6–25–29	4,740	5,102
3.000%, 10–25–46	6,462	6,825
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.500%, 10–1–28	19	21
6.500%, 2–1–29	2	2
7.000%, 11–1–31	23	26
6.500%, 2–1–32	16	19
7.000%, 2–1–32	21	24

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
7.000%, 3–1–32	$11	$14
7.000%, 7–1–32	16	18
6.500%, 9–1–32	12	14
5.500%, 5–1–33	9	11
5.500%, 6–1–33	9	10
4.500%, 11–1–43	3,830	4,327
Government National Mortgage Association Fixed Rate Pass-Through Certificates,
6.500%, 8–15–28	7	8

		23,081

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.9%		$23,081
(Cost: $22,731)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 16.7%
U.S. Treasury Bonds:
0.625%, 5–15–30	3,975	3,617
0.875%, 11–15–30 (F)	7,540	6,973
1.125%, 5–15–40	29,027	23,684
1.375%, 11–15–40	4,015	3,415
2.750%, 11–15–47	8,000	8,554
1.250%, 5–15–50	15,195	11,467
1.875%, 2–15–51	8,180	7,260
U.S. Treasury Notes:
2.000%, 7–31–22	8,480	8,693
1.875%, 10–31–22	3,500	3,596
2.000%, 10–31–22	1,750	1,801
0.125%, 12–31–22	4,780	4,778
2.125%, 12–31–22	15,450	15,980
0.125%, 1–31–23	8,955	8,951
2.000%, 2–15–23	40,000	41,369
2.750%, 11–15–23	8,350	8,892
0.125%, 1–15–24	17,655	17,567
0.125%, 2–15–24	3,425	3,407
2.000%, 5–31–24	4,110	4,316
1.750%, 6–30–24	5,900	6,152
2.250%, 12–31–24	1,875	1,992

UNITED STATES GOVERNMENT OBLIGATIONS (Continued)	Principal	Value
Treasury Obligations (Continued)
1.375%, 1–31–25	$1,420	$1,461
1.125%, 2–28–25	5,355	5,456
2.875%, 4–30–25	13,500	14,700
2.875%, 5–31–25	69,860	76,112
0.375%, 12–31–25	5,780	5,645
1.625%, 9–30–26	23,320	24,021
1.500%, 1–31–27	4,950	5,048
0.625%, 3–31–27	44,135	42,671
0.625%, 11–30–27	12,000	11,443
0.750%, 1–31–28	20,195	19,362
1.500%, 2–15–30	13,209	13,047
1.125%, 2–15–31 (F)	20,485	19,355

		430,785

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 16.7%		$430,785
(Cost: $440,131)

SHORT-TERM SECURITIES	Shares
Money Market Funds (H) – 0.5%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.010% (G)	1,124	1,124
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.040%	11,798	11,798

		12,922

TOTAL SHORT-TERM SECURITIES – 0.5%		$12,922
(Cost: $12,922)

TOTAL INVESTMENT SECURITIES – 99.6%		$2,575,905
(Cost: $1,964,713)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		10,390

NET ASSETS – 100.0%		$2,586,295

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Restricted security. At March 31, 2021, the Fund owned the following restricted security:

Security	Acquisition Date(s)	Shares	Cost	Value
Targa Resources Corp., 9.500%	3-2-20	22	$23,757	$23,449

The	total value of this security represented 0.9% of net assets at March 31, 2021.

(C)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021 the total value of these securities amounted to $39,818 or 1.5% of net assets.

(D)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at March 31, 2021.

26	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY BALANCED FUND (in thousands)

MARCH 31, 2021

(E)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2021. Description of the reference rate and spread, if applicable, are included in the security description.

(F)	All or a portion of securities with an aggregate value of $10,802 are on loan.

(G)	Investment made with cash collateral received from securities on loan.

(H)	Rate shown is the annualized 7-day yield at March 31, 2021.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$1,784,060	$—	$—
Preferred Stocks	2,386	23,449	—
Asset-Backed Securities	—	3,493	—
Corporate Debt Securities	—	295,729	—
United States Government Agency Obligations	—	23,081	—
United States Government Obligations	—	430,785	—
Short-Term Securities	12,922	—	—
Total	$1,799,368	$776,537	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	27

MANAGEMENT DISCUSSION	IVY ENERGY FUND

(UNAUDITED)

David P. Ginther

Michael T. Wolverton

Below, David P. Ginther, CPA, and Michael T. Wolverton, CFA, portfolio managers of Ivy Energy Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2021. Mr. Ginther has 26 years of industry experience and has managed the Fund since its inception in 2006. Mr. Wolverton has 16 years of industry experience and has managed the Fund since October 2016.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy Energy Fund (Class A shares at net asset value)	94.23%
Ivy Energy Fund (Class A shares including sales charges)	87.32%

Benchmark and Morningstar Category
S&P 1500 Energy Sector Index	79.86%
(generally reflects the performance of stocks that represent the energy market)
Morningstar Equity Energy Category Average	109.04%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

Key factors

Oil markets were volatile throughout the fiscal year as oil prices went negative for the first time in the history of the oil markets. Negative oil prices equated to producers willing to pay someone to move their crude instead of storing it. Storage around the world was rapidly approaching full capacity due to the largest unprecedented imbalance of oil supply to demand. The resulting supply of oil led to significant inventory builds and a dramatic collapse in oil prices.

Worldwide oil demand fell by more than 20 million barrels a day due to the spread of COVID-19 as the world sheltered in place, schools closed and nonessential businesses shut down. Saudi Arabia, Russia and the U.S. agreed to lead a multinational coalition in major oil production cuts by a record 9.7 million barrels. OPEC+ and its allies cut production by more than anticipated and compliance was higher than expected. U.S. crude supply fell at a record pace by roughly 2 million barrels and U.S. shale production dropped to a two-year low.

Oil prices moved higher in the second half of the fiscal year driven by vaccine optimism, hopes for easing lockdowns, greater mobility and rising global demand. Strong demand in Asia led by China and India also continued to provide some support. China’s crude throughput is back to pre-COVID-19 levels. More optimism around stimulus negotiations in Washington and the weaker U.S. dollar should be positive for demand.

OPEC+ decided on an unexpected two-month agreement for the group’s production in January 2021. Saudi Arabia announced an unexpected and unilateral production cut of 1 million barrels per day in February/March 2021 as Russia and Kazakhstan planned to increase output modestly to meet seasonal demand while other OPEC producers remained at their January levels. OPEC compliance remains very high.

We have seen geopolitical risk increase amid high tensions between Tehran and Washington. The Houthis launched a series of ballistic missile and drone strikes throughout Saudi Arabia focused on oil infrastructure and military targets. Attacks by Iranian-backed Shiite militias on bases hosting American troops in Iraq prompted President Biden to conduct the first military operation of his administration by launching air strikes in Syria. Also, Iran wants the removal of sanctions before it scales back nuclear activities. Recent activities have shown just how dangerous the security environment remains in the region.

A challenging year

The Fund had a positive return for the measurement period, outperforming the return of its benchmark, the S&P 1500 Energy Sector Index, but underperforming the average of its Morningstar category peers.

During the fiscal year, we increased our weighting in integrated oil companies and alternative/clean energy. The weighting in those industry segments contributed to relative outperformance versus the benchmark, which had heavier weighting to integrated oil companies. We lowered our exposure in the oil and gas exploration and production industry and in the oil and gas equipment and services industry segment.

28	ANNUAL REPORT	2021

The Fund’s five greatest contributors to relative performance in the period were Enphase Energy, Inc., Exxon Mobil Corp., Chevron Corp., Parsley Energy, Inc. and Cactus, Inc. Parsley Energy, Inc. has been acquired by Pioneer Natural Resources Company, which is another holding in the Fund.

The Fund’s five greatest detractors from relative performance in the fiscal year relative to the benchmark were Dril-Quip, Inc., Aspen Technology, Inc., Suncor Energy, Inc., ONEOK, Inc. and Dominion Energy. ONEOK, Inc. is no longer a Fund holding.

The Fund’s core focus remains on investing in companies that can create value over the full course of the energy cycle. We seek to identify those as companies that are low-cost operators, have strong balance sheets, capital discipline, ability to grow profitably and have strong return on capital.

Outlook for recovery

We expect oil prices to move higher as oil inventories draw down in 2021. Demand is exceeding supply as demand recovers and supply is restricted. Our outlook assumes that coronavirus vaccines will be successful, fast testing will improve and worldwide economic growth will recover throughout 2021.

We believe global oil demand continues to be the key to higher oil prices in 2021. In our view, oil demand should approach pre-COVID-19 levels in the second half of 2021 or early 2022. Demand continues to improve led by synchronized global growth, optimism about vaccines and fiscal stimulus. Demand concerns include fears about a new and highly infectious strain of the coronavirus that is raising the risk of greater lockdowns and regional travel bans.

Our mid-term view is focused on whether oil demand is a permanent change and how will human behavior change. We think commuting and travel will be affected the most. We see greater use of passenger vehicles with less use of public transportation offset by higher teleworking, increased online shopping and decreased personal and business travel.

On the supply side, OPEC+ will continue to draw down inventory surpluses and will gradually increase production allowing spare capacity to be fully absorbed by year-end. U.S. shale is unlikely to grow much at all in 2021 due to capital discipline and focusing on improving balance sheets. The world will need U.S. shale to grow again at a moderate pace in 2022 to meet worldwide demand growth as OPEC’s spare capacity will be eroded.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load, and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater sector diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Energy Fund.

2021	ANNUAL REPORT	29

PORTFOLIO HIGHLIGHTS	IVY ENERGY FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	96.9%
Energy	81.9%
Information Technology	10.5%
Industrials	2.3%
Utilities	2.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.1%

Country Weightings

North America	95.8%
United States	91.9%
Canada	3.9%
Europe	1.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.1%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Pioneer Natural Resources Co.	United States	Energy	Oil & Gas Exploration & Production
ConocoPhillips	United States	Energy	Oil & Gas Exploration & Production
Marathon Petroleum Corp.	United States	Energy	Oil & Gas Refining & Marketing
Exxon Mobil Corp.	United States	Energy	Oil & Gas Exploration & Production
Valero Energy Corp.	United States	Energy	Oil & Gas Refining & Marketing
Cactus, Inc., Class A	United States	Energy	Oil & Gas Equipment & Services
ChampionX Corp.	United States	Energy	Oil & Gas Equipment & Services
Phillips 66	United States	Energy	Oil & Gas Refining & Marketing
Hess Corp.	United States	Energy	Oil & Gas Exploration & Production
Wright Express Corp.	United States	Information Technology	Data Processing & Outsourced Services

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

30	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY ENERGY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	87.32%	88.38%	93.07%	95.08%	95.11%	93.40%	94.31%
5-year period ended 3-31-21	-10.68%	-11.01%	-10.67%	-9.70%	-9.62%	-10.32%	-9.98%
10-year period ended 3-31-21	-8.66%	-8.94%	-8.80%	-7.97%	—	—	-8.23%
Since Inception of Class through 3-31-21(5)	—	—	—	—	-13.77%	-7.91%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 3.50%(a). Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

2021	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	IVY ENERGY FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares	Value
Energy

Integrated Oil & Gas – 5.6%
Chevron Corp.	54	$5,704
Suncor Energy, Inc.	183	3,826
Total S.A. ADR	54	2,497

		12,027

Oil & Gas Drilling – 0.9%
Helmerich & Payne, Inc.	74	1,988

Oil & Gas Equipment & Services – 22.8%
Baker Hughes, Inc.	309	6,684
Cactus, Inc., Class A	285	8,733
ChampionX Corp. (A)	397	8,620
Dril-Quip, Inc. (A)	122	4,048
Halliburton Co.	309	6,628
Liberty Oilfield Services, Inc., Class A	398	4,495
NOV, Inc.	151	2,069
Schlumberger Ltd.	269	7,314

		48,591

Oil & Gas Exploration & Production – 36.9%
Cabot Oil & Gas Corp.	97	1,827
Canadian Natural Resources Ltd.	146	4,510
ConocoPhillips	261	13,826
Continental Resources, Inc. (B)	119	3,091
Devon Energy Corp.	319	6,978
Diamondback Energy, Inc.	86	6,345
EOG Resources, Inc.	85	6,129
Exxon Mobil Corp.	186	10,412
Hess Corp.	120	8,486
Marathon Oil Corp.	115	1,225
Pioneer Natural Resources Co.	90	14,242
Viper Energy Partners L.P.	117	1,708

		78,779

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas Refining & Marketing – 13.3%
Marathon Petroleum Corp.	203	$10,857
Phillips 66	105	8,583
Valero Energy Corp.	125	8,924

		28,364

Oil & Gas Storage & Transportation – 2.4%
Enterprise Products Partners L.P.	178	3,923
MPLX L.P.	46	1,172

		5,095

Total Energy – 81.9%		174,844
Industrials

Electrical Components & Equipment – 1.3%
Plug Power, Inc. (A)	77	2,764

Heavy Electrical Equipment – 1.0%
Bloom Energy Corp., Class A (A)	78	2,115

Total Industrials – 2.3%		4,879
Information Technology

Application Software – 2.6%
Aspen Technology, Inc. (A)	39	5,596

Data Processing & Outsourced Services – 3.6%
Wright Express Corp. (A)	36	7,627

Semiconductor Equipment – 2.9%
Enphase Energy, Inc. (A)	38	6,189

Semiconductors – 1.4%
First Solar, Inc. (A)	33	2,887

Total Information Technology – 10.5%		22,299

COMMON STOCKS (Continued)	Shares	Value
Utilities

Electric Utilities – 1.7%
American Electric Power Co., Inc.	10	$884
Duke Energy Corp.	10	920
NextEra Energy, Inc.	25	1,863

		3,667

Multi-Utilities – 0.5%
Dominion Energy, Inc.	14	1,028

Total Utilities – 2.2%		4,695

TOTAL COMMON STOCKS – 96.9%		$206,717
(Cost: $161,399)

SHORT-TERM SECURITIES
Money Market Funds (D) – 2.5%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.010% (C)	13	13
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.040%	5,374	5,374

		5,387

TOTAL SHORT-TERM SECURITIES – 2.5%		$5,387
(Cost: $5,387)

TOTAL INVESTMENT SECURITIES – 99.4%		$212,104
(Cost: $166,786)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.6%		1,249

NET ASSETS – 100.0%		$213,353

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $13 are on loan.

(C)	Investment made with cash collateral received from securities on loan.

(D)	Rate shown is the annualized 7-day yield at March 31, 2021.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$206,717	$—	$—
Short-Term Securities	5,387	—	—
Total	$212,104	$—	$—

The following acronym is used throughout this schedule:

ADR = American Depository Receipts

32	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY ENERGY FUND (in thousands)

MARCH 31, 2021

Country Diversification
(as a % of net assets)
United States	91.9%
Canada	3.9%
France	1.1%
Other+	3.1%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	33

MANAGEMENT DISCUSSION	IVY LASALLE GLOBAL REAL ESTATE FUND

(UNAUDITED)

Matthew Sgrizzi

Lisa L. Kaufman

Ben Lentz

Paul Meierdierck

The Ivy LaSalle Global Real Estate Fund is subadvised by LaSalle Investment Management Securities, LLC.

Below, portfolio managers Matthew Sgrizzi, CFA; Lisa Kaufman; Benjamin Lentz, CFA; and Paul Meierdierck, CFA, discuss positioning, performance and results for the fiscal year ended March 31, 2021. Mr. Sgrizzi has managed the Fund since 2015 and has 19 years of industry experience. Mrs. Kaufman has managed the Fund since 2016 and has 29 years of industry experience. Mr. Lentz and Mr. Meierdierck have managed the Fund since 2019. Mr. Lentz has 21 years of industry experience. Mr. Meierdierck has 13 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy LaSalle Global Real Estate Fund (Class A shares at net asset value)	37.08%
Ivy LaSalle Global Real Estate Fund (Class A shares including sales charges)	32.22%

Benchmark(s) and/or Morningstar Category
FTSE EPRA/NAREIT Developed Index	35.95%
(generally reflects the performance of real estate stocks in developed countries)
Morningstar Global Real Estate Category Average	34.80%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Key factors

For much of the fiscal year ended March 31, 2021, global real estate securities (GRES) trended higher as they recovered from their late-March 2020 lows. Preceding that recovery, global markets had declined materially as the demand shock from COVID-19 containment efforts was expected to have a material adverse effect on the global economy. From that March 2020-low forward, unprecedented monetary and fiscal support, the economic reopening and positive vaccine progress supported sentiment as the economic outlook began to improve, and risk assets moved higher in reaction.

The initial rebound in GRES and risk assets cooled roughly halfway through the fiscal period as fears of a second wave of the virus and the impact of additional containment measures outweighed continued stimulus efforts, improving economic data and positive vaccine progress. That pause was short-lived, and the rebound resumed as positive vaccine developments spurred a significant rally in global real estate securities and other risk assets. The reignited recovery continued into calendar year 2021 fueled by support from accelerating vaccine deployment, lower case counts in much of the globe and additional fiscal stimulus, which combined to boost expectations for a quicker and stronger economic reopening.

Real estate property sector performance was positive across all property types but was generally divided into two trends during the fiscal year — pre- and post-vaccine development. Sectors with secular or demographic demand drivers, such as industrial, single family homes and self-storage, outperformed through early November, prior to vaccine development news. These sectors were boosted by an acceleration of secular shifts already in place and/or pandemic related demand increases. Following news of the vaccine development in early November, leadership transitioned to the more traditional or virus-exposed sectors such as retail, hotels and office, which produced outsized returns as investors positioned for a broader economic reopening.

Contributors and detractors

The Fund produced a robust return and outperformed its benchmark and Morningstar peers for the fiscal year. Relative outperformance stemmed from positive stock selection with outperformance in all three geographic regions, and particular strength in the U.S., Continental Europe, Japan and Hong Kong.

Overweight positions to U.S. shopping center companies, particularly Retail Properties of America, Urban Edge and Weingarten Realty contributed to performance. Retail companies were among the most impacted in the initial pandemic induced downturn given forced closures and virus containment measures. However, these companies were among the greatest beneficiaries as containment measures eased, vaccine deployment commenced, and the economic outlook improved.

34	ANNUAL REPORT	2021

Select office positions in Continental Europe and Japan aided performance, as an overweight position to Entra ASA was a significant driver of relative outperformance in Continental Europe as the company rallied materially. In addition to vaccine development which supported more cyclical asset types, Entra’s performance was buoyed by competing acquisition offers from two Swedish property companies. An underweight position to office Japanese-real estate investment trust (J-REIT) Nippon Building Fund, was a large driver of relative outperformance in Japan as the company materially underperformed the global and Japanese market as Tokyo office market vacancy levels rose.

Overweight positions to U.S. health care REITs, particularly those with senior housing exposure like Welltower and Ventas, rebounded in the second and third quarters of calendar year 2020, as senior housing fundamentals improved as occupancy declines slowed with support from new move-ins as COVID-19 restrictions eased.

Lastly, overweight positions to the single-family homes sector via U.S. REIT Invitation Homes and Canadian property company Tricon Residential aided performance. The single-family housing sector benefitted from the combination of millennial cohort family formation, limited housing supply and the increased demand for more space during quarantine which resulted in occupancy and rental rate gains throughout the pandemic. The sector also benefitted from institutional interest highlighted by a $300 million preferred equity investment in Tricon Residential by a syndicate of investors led by Blackstone.

Outlook

As vaccine deployment continues to accelerate in much of the developed world, the strong economic recovery is poised to continue and possibly intensify moving forward. Financial conditions remain supportive and largely below pre-COVID-19 levels as conviction in the economic outlook has strengthened. The strengthening economic recovery has been accompanied by an increase in sovereign bond yields, as should be expected with an improving growth outlook.

Global central banks have reaffirmed their accommodative commitment, which coupled with additional fiscal stimulus, should bolster the recovery and real estate values. The pandemic is expected to continue to disrupt real estate operations to varying degrees over the near-term, but fundamental outlooks are improving as the cyclical impact of the pandemic moves to the rearview. As the pandemic impact subsides, we expect the headwinds facing select traditional sectors are likely to be more structural and weigh on medium- and long-term growth expectations.

From a valuation perspective, GRES continue to offer attractive value. With the vaccine-induced rally, GRES trade in line with our reduced NAVs, with certain sectors and regions offering discounts. With the improving economic outlook and vaccine progress, there has been an uptick in transaction activity at better pricing than we estimated, and as a result, we have increased our NAV estimates in various sectors. GRES remain attractively priced relative to equities and may continue to enjoy attractive relative returns as highly valued sectors of the equity market contend with rising interest rates and, potentially, higher U.S. corporate taxes. GRES also remain attractively priced relative to their historical relationship with bonds, particularly corporate bonds.

Despite the recent gains, GRES have not fully participated in the equity market recovery and are yet to fully recover their pre-COVID levels. Our view is that attractive valuations, an improving fundamental backdrop and supportive financial conditions should position the sector to deliver attractive investment returns as the economy continues to strengthen.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values.

Because the Fund invests more than 25% of its total assets in the real estate industry, it may be more susceptible to a single economic, regulatory, or technical occurrence than a fund that does not concentrate its investments in this industry.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers, and a decline in value of those investments would cause the Fund’s overall value to decline greater than that of a more diversified portfolio. These and other risks are more fully described in the Fund’s prospectus.

2021	ANNUAL REPORT	35

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy LaSalle Global Real Estate Fund.

36	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	IVY LASALLE GLOBAL REAL ESTATE FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	98.5%
Real Estate	97.0%
Industrials	1.0%
Communication Services	0.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.5%

Country Weightings

North America	56.3%
United States	51.9%
Canada	4.4%
Pacific Basin	24.3%
Japan	12.2%
Hong Kong	6.8%
Other Pacific Basin	5.3%
Europe	17.9%
Germany	7.7%
United Kingdom	4.1%
Other Europe	6.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.5%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Vonovia SE	Germany	Real Estate	Real Estate Operating Companies
Invitation Homes, Inc.	United States	Real Estate	Residential REITs
Digital Realty Trust, Inc.	United States	Real Estate	Specialized REITs
ProLogis, Inc.	United States	Real Estate	Industrial REITs
Public Storage, Inc.	United States	Real Estate	Specialized REITs
AvalonBay Communities, Inc.	United States	Real Estate	Residential REITs
First Industrial Realty Trust, Inc.	United States	Real Estate	Industrial REITs
Equity Lifestyle Properties, Inc.	United States	Real Estate	Residential REITs
Welltower, Inc.	United States	Real Estate	Health Care REITs
SBA Communications Corp.	United States	Real Estate	Specialized REITs

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2021	ANNUAL REPORT	37

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY LASALLE GLOBAL REAL ESTATE FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	32.22%	32.18%	36.12%	37.55%	37.67%	36.66%	36.96%
5-year period ended 3-31-21	3.46%	3.27%	3.37%	4.58%	—	3.82%	4.33%
10-year period ended 3-31-21	—	—	—	—	—	—	—
Since Inception of Class through 3-31-21(5)	3.84%	3.40%	3.33%	4.48%	5.92%	3.78%	4.46%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 3.50%(a). Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)

4-1-13 for Class A shares, 4-1-13 for Class B shares, 4-1-13 for Class C shares, 4-1-13 for Class I shares, 7-5-17 for Class N shares, 4-1-13 for Class R shares and 4-1-13 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

38	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY LASALLE GLOBAL REAL ESTATE FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares	Value
Australia

Real Estate – 2.3%
Mirvac Group	166	$315
Vicinity Centres	1,474	1,852

		2,167

Total Australia – 2.3%		$2,167
Belgium

Real Estate – 0.5%
Aedifica S.A.	4	491

Total Belgium – 0.5%		$491
Canada

Real Estate – 4.4%
Boardwalk	12	334
Canadian Apartment Properties REIT	21	907
Cominar Real Estate Investment Trust	17	126
First Capital REIT	103	1,347
H&R Real Estate Investment Trust	20	229
Tricon Capital Group, Inc.	116	1,187

		4,130

Total Canada – 4.4%		$4,130
France

Real Estate – 2.7%
Fonciere des Regions S.A.	8	706
Gecina	14	1,882

		2,588

Total France – 2.7%		$2,588
Germany

Communication Services – 0.5%
Vantage Towers AG (A)	17	467

Real Estate – 7.2%
Adler Group S.A.	19	510
alstria office AG	27	429
Deutsche Wohnen AG	38	1,783
Vonovia SE	62	4,060

		6,782

Total Germany – 7.7%		$7,249
Hong Kong

Industrials – 1.0%
Cheung Kong (Holdings) Ltd.	158	959

Real Estate – 5.8%
China Resources Land Ltd.	182	884
Kerry Properties Ltd.	201	648
Link (The)	103	934
New World Development Co. Ltd.	201	1,038
Swire Properties Ltd.	199	614
Wharf (Holdings) Ltd. (The)	244	1,367

		5,485

Total Hong Kong – 6.8%		$6,444

COMMON STOCKS (Continued)	Shares		Value
Ireland

Real Estate – 0.6%
Hibernia REIT plc	133		$173
Irish Residential Properties REIT plc	188		360

			533

Total Ireland – 0.6%			$533
Japan

Real Estate – 12.2%
GLP J-REIT	—	*	493
Heiwa Real Estate Co. Ltd.	16		505
Ichigo Office REIT Investment Corp.	1		768
Invesco Office J-REIT, Inc.	2		239
Invincible Investment Corp.	1		431
ITOCHU Advance Logistics Investment Corp.	—	*	530
Japan Hotel REIT Investment Corp.	1		467
Japan Metropolitan Fund Investment Corp.	—	*	378
Japan Real Estate Investment Corp.	—	*	478
Keihanshin Building Co. Ltd.	8		110
Mitsubishi Estate Co. Ltd.	110		1,922
Mitsui Fudosan Co. Ltd.	85		1,920
Mitsui Fudosan Logistics Park, Inc.	—	*	119
Nomura Real Estate Holdings, Inc.	24		578
ORIX JREIT, Inc.	1		1,171
Star Asia Investment Corp.	1		370
Starts Proceed Investment Corp.	—	*	223
TOC Ltd.	26		183
Tokyu Fudosan Holdings Corp.	42		249
United Urban Investment Corp.	—	*	318
XYMAX REIT Investment Corp.	—	*	189

			11,641

Total Japan – 12.2%			$11,641
Netherlands

Real Estate – 1.1%
NSI N.V.	27		1,058

Total Netherlands – 1.1%			$1,058
Singapore

Real Estate – 3.0%
ARA LOGOS Logistics Trust	718		390
Ascendas India Trust	173		191
Cambridge Industrial Trust	502		145
CapitaLand China Trust	277		282
CapitaLand Integrated Commercial Trust	661		1,066
Frasers Centrepoint Trust	102		186
Mapletree Investments Pte Ltd.	185		376
Mapletree North Asia Commercial Trust	181		142

			2,778

Total Singapore – 3.0%			$2,778

COMMON STOCKS (Continued)	Shares	Value
Spain

Real Estate – 1.2%
Merlin Properties Socimi S.A.	115	$1,174

Total Spain – 1.2%		$1,174
United Kingdom

Real Estate – 4.1%
Assura plc	399	397
Derwent London plc	14	605
Safestore Holdings plc	75	824
SEGRO plc	110	1,416
Unite Group plc (The) (A)	46	672

		3,914

Total United Kingdom – 4.1%		$3,914
United States

Real Estate – 51.9%
Agree Realty Corp.	22	1,513
American Campus Communities, Inc.	17	753
Apartment Investment and Management Co., Class A	35	1,486
AvalonBay Communities, Inc.	15	2,833
Camden Property Trust	17	1,872
CBS Outdoor Americas, Inc.	21	464
Columbia Property Trust, Inc.	23	389
Corporate Office Properties Trust	41	1,090
Cousins Properties, Inc.	32	1,131
CubeSmart	24	893
Digital Realty Trust, Inc.	24	3,376
Duke Realty Corp.	30	1,243
Equity Lifestyle Properties, Inc.	33	2,080
First Industrial Realty Trust, Inc.	46	2,085
Healthcare Trust of America, Inc., Class A	55	1,525
Invitation Homes, Inc.	110	3,519
MGM Growth Properties LLC, Class A	16	523
ProLogis, Inc.	29	3,092
Public Storage, Inc.	12	2,846
Realty Income Corp.	21	1,346
Regency Centers Corp.	26	1,482
Retail Properties of America, Inc.	104	1,091
Rexford Industrial Realty, Inc.	14	686
SBA Communications Corp.	7	1,935
Simon Property Group, Inc.	7	774
Sunstone Hotel Investors, Inc.	99	1,240
Urban Edge Properties	54	884
Ventas, Inc.	25	1,351
VEREIT, Inc.	49	1,875
VICI Properties, Inc.	60	1,702
Welltower, Inc.	28	1,990

		49,069

Total United States – 51.9%		$49,069

TOTAL COMMON STOCKS – 98.5%		$93,236
(Cost: $74,086)

2021	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS	IVY LASALLE GLOBAL REAL ESTATE FUND (in thousands)

MARCH 31, 2021

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (B) – 0.3%
State Street Institutional U.S. Government Money Market Fund – Premier Class
0.040%	300	$300

TOTAL SHORT-TERM SECURITIES – 0.3%		$300
(Cost: $300)

TOTAL INVESTMENT SECURITIES – 98.8%		$93,536
(Cost: $74,386)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.2%		1,110

NET ASSETS – 100.0%		$94,646

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the annualized 7-day yield at March 31, 2021.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$93,236	$—	$—
Short-Term Securities	300	—	—
Total	$93,536	$—	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

Market Sector Diversification
(as a % of net assets)
Real Estate	97.0%
Industrials	1.0%
Communication Services	0.5%
Other+	1.5%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

40	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	IVY NATURAL RESOURCES FUND

(UNAUDITED)

David P. Ginther

Michael T. Wolverton

Below, David P. Ginther, CPA, and Michael T. Wolverton, CFA, portfolio managers of Ivy Natural Resources Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2021. Mr. Ginther has managed the Fund since July 2013. He has 26 years of industry experience. Mr. Wolverton has managed the Fund since October 2016 and has 16 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy Natural Resources Fund (Class A shares at net asset value)	58.68%
Ivy Natural Resources Fund (Class A shares including sales charges)	53.21%

Benchmark and Morningstar Categories
S&P North American Natural Resources Sector Index	72.43%
(generally reflects the performance of the energy and materials stocks in North America)
Morningstar Natural Resources Category Average	92.52%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Strong rebound

After bottoming in late March 2020, equity markets began a sharp and sustained recovery that has continued through fiscal year end. Though the markets initially discounted a deep recession due to the COVID-19 pandemic, the downturn in the equity market did not last. Once it became clear that monetary and fiscal stimulus would be sufficiently large, the market immediately started on the road to recovery despite significant negative gross domestic product growth numbers.

For much of the fiscal year, however, energy was the worst performing sector of the market. The sector continued to face an array of short- and long-term headwinds that contributed to this negative performance. The most significant issue was the loss of demand that was triggered by the COVID-19 pandemic. Perhaps no industry was harder hit than energy. The work-from-home explosion and the subsequent decline in personal and business travel caused a severe downturn in oil demand, resulting in a significantly oversupplied market. Amazingly, the price of oil even went negative for a brief period of time due to lack of available storage; a truly unprecedented event. As the year progressed, the price of oil increased to around the marginal cost of supply as demand recovered. However, oil demand exited the fiscal year still below pre-pandemic levels. After a very volatile year, the price of oil ended the fiscal year at around $59 per barrel after entering the fiscal year around $20 per barrel.

On the supply side, the industry spent much of the fiscal year reducing production, while also reducing capital spending and headcount. In short, companies went into survival mode, and consolidation began to take place with several corporate mergers. A number of companies did not survive and filed for bankruptcy. OPEC did its part by reducing supply by 10 million barrels per day in April. Lastly, many refineries chose to permanently close in order to rationalize supply of oil products. All of these actions helped stabilize the market, but excess supply capacity still remains.

Outside of the pandemic issues, the energy industry also continued to face headwinds from longer-term uncertainty. Namely, the push by governments around the world to reduce carbon emissions has put a target on the back of fossil fuel energy producers. The increase in energy production from renewable sources continued to progress in calendar year 2020, taking share from traditional fossil fuels. This energy transition remains a threat to future price and volume for many energy companies.

The materials sector fared better than energy in the fiscal year, even outperforming the broader market. Precious metals were a big contributor to this performance for most of the measurement period, but performance declined following the vaccine announcement. Deflationary conditions and falling bond yields provided a strong environment for gold and other precious metals equities to perform well before starting to reverse in the latter part of the fiscal year. In other areas, copper and iron ore prices appreciated as emerging market demand held strong and supply chains were disrupted by the pandemic. In addition, various specialty chemical companies and packaging companies saw strong demand from the stay-at-home trend.

2021	ANNUAL REPORT	41

Contributors and detractors

The Fund had a positive return for the fiscal year but underperformed its benchmark, the S&P North American Natural Resources Sector Index and peer group. The Fund was underweight the energy sector and overweight the materials sector compared to its benchmark. The portfolio averaged about 31% energy exposure for the fiscal year, with the remainder in materials. This energy weighting was reduced materially from the previous measurement period.

Globally, the energy sector significantly underperformed the materials sector during the fiscal year, with energy slightly underperforming the overall market and materials slightly outperforming the overall market. Generally, more defensive names outperformed in energy, as did companies with high-quality balance sheets. Overweight positions in alternative energy, agricultural commodities, oil refining and packaging contributed to positive relative performance. Underweight positions in precious metals, oil and gas pipelines and construction materials also contributed to positive relative performance. Contributions to negative relative performance included overweight positions in chemicals and railroads. Underweight positions in oil and gas production, oilfield services and forest products also contributed to negative performance.

The Fund’s five greatest contributors to relative performance in the measurement period were underweight positions in TC Energy Corp., Enbridge, Inc., and Kinder Morgan, Inc. and overweight positions in Enphase Energy, Inc. and Southern Copper Corp. TC Energy, Enbridge and Kinder Morgan are no longer holdings of the Fund.

The five greatest relative detractors were Freeport-McMoRan, Inc., Atmos Energy Corp., Galp Energia SGPS S.A., Cabot Oil & Gas Corp. and Total SE. Of these names, only Galp Energia and Cabot Oil & Gas are still holdings of the Fund.

The return to normalization or a new normal?

Since the announcement of COVID-19 vaccines, energy equities have rebounded strongly. Despite that move, energy equities remain far below pre-pandemic levels. The path forward in 2021 will be dependent on supply restraint from energy companies/OPEC, as well as the pace of demand recovery.

With regard to demand, it is expected that leisure travel will recover and resume growth throughout the coming calendar year. It is also expected that many more businesses will resume on-premise work arrangements, which should improve work commute travel demand. It remains unclear if employers will permanently embrace work from home for employees, but it seems reasonable that at least some percentage of workers will be working from home rather than commuting. Even with sequentially improving demand recovery, getting back to pre-pandemic demand levels is likely a second half of 2021 or 2022 event.

On the supply side, U.S. oil production is forecasted to be lower in 2021. OPEC production is also expected to be down from the previous calendar year but will likely be increasing sequentially throughout 2021 as demand recovers. Overall, reduced capacity and consolidation by energy companies should help regulate supply increases. In addition, energy companies are under considerable pressure from investors to avoid spending free cash flow on additional growth. As oil prices improve, it is unknown whether these companies will maintain discipline, but we believe that it is a necessary condition in order to be rewarded by investors. We will focus on increasing positions in the energy space with companies that maintain discipline and focus on returns over growth.

From a macro level, we believe the outlook for the natural resource space is improving. After facing crippling deflation for most of calendar year 2020, the economic backdrop has shifted to reflation. Historically, this has been positive for commodity demand and prices. The highest demand growth for commodities is mostly driven by emerging markets. This makes commodity prices dependent on currency movements, particularly in the U.S. dollar. Government stimulus remains high as the world digs out from slower economic growth and high-debt levels. This could continue to put more downward pressure on the U.S. dollar, which would likely be supportive for emerging market and commodity demand. Many governments have signaled a desire for higher inflation and will implement policies to encourage that to happen. If successful, we believe natural resource equities are positioned well to see improved performance in the coming fiscal year. The Fund is focusing on equities across the natural resources landscape that can deliver above-market returns on capital with disciplined capital allocation and strong balance sheets.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Performance shown at net asset value (NAV) does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

42	ANNUAL REPORT	2021

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends, political developments, and the cost assumed by natural resource companies in complying with environmental and safety regulations.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends, and do not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Natural Resources Fund.

2021	ANNUAL REPORT	43

PORTFOLIO HIGHLIGHTS	IVY NATURAL RESOURCES FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	99.0%
Materials	42.0%
Energy	39.4%
Industrials	9.6%
Consumer Staples	3.7%
Utilities	3.0%
Information Technology	1.3%
Rights	0.0%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.0%

Country Weightings

North America	77.0%
United States	65.6%
Canada	11.4%
Europe	12.9%
United Kingdom	6.4%
France	4.0%
Other Europe	2.5%
Pacific Basin	5.4%
South America	1.9%
Africa	1.8%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.0%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Phillips 66	United States	Energy	Oil & Gas Refining & Marketing
EOG Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production
Rio Tinto plc	United Kingdom	Materials	Diversified Metals & Mining
BHP Group plc	Australia	Materials	Diversified Metals & Mining
Canadian Pacific Railway Ltd.	Canada	Industrials	Railroads
Valero Energy Corp.	United States	Energy	Oil & Gas Refining & Marketing
ConocoPhillips	United States	Energy	Oil & Gas Exploration & Production
Pioneer Natural Resources Co.	United States	Energy	Oil & Gas Exploration & Production
Union Pacific Corp.	United States	Industrials	Railroads
Diamondback Energy, Inc.	United States	Energy	Oil & Gas Exploration & Production

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

44	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY NATURAL RESOURCES FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(3)	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	53.21%	47.39%	57.83%	55.66%	59.85%	59.94%	58.67%	59.33%
5-year period ended 3-31-21	-0.45%	-2.01%	-0.36%	0.23%	0.83%	0.98%	0.23%	0.59%
10-year period ended 3-31-21	-6.57%	-6.99%	-6.70%	-6.12%	-5.75%	—	-6.31%	-5.97%
Since Inception of Class through 3-31-21(5)	—	—	—	—	—	-6.10%	—	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 3.50%(a) and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase. Class E shares carry a CDSC on shares purchased at net asset value for $250,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

2021	ANNUAL REPORT	45

SCHEDULE OF INVESTMENTS	IVY NATURAL RESOURCES FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares	Value
Australia

Materials – 3.0%
BHP Group plc	249	$7,181

Total Australia – 3.0%		$7,181
Brazil

Energy – 1.3%
Petroleo Brasileiro S.A. – Petrobras ADR	373	3,159

Total Brazil – 1.3%		$3,159
Canada

Energy – 2.5%
Cameco Corp.	74	1,223
Canadian Natural Resources Ltd.	154	4,754

		5,977

Industrials – 2.8%
Canadian Pacific Railway Ltd. (A)	17	6,542

Materials – 6.1%
Agnico-Eagle Mines Ltd.	31	1,808
Barrick Gold Corp.	182	3,599
Franco-Nevada Corp.	35	4,433
Kirkland Lake Gold Ltd.	26	869
Pan American Silver Corp.	33	990
Wheaton Precious Metals Corp.	70	2,684

		14,383

Total Canada – 11.4%		$26,902
Chile

Materials – 0.6%
Sociedad Quimica y Minera de Chile S.A. ADR	30	1,589

Total Chile – 0.6%		$1,589
France

Energy – 2.5%
Total S.A. ADR	125	5,808

Materials – 1.5%
L Air Liquide S.A.	21	3,494

Total France – 4.0%		$9,302
Germany

Utilities – 0.9%
RWE Aktiengesellschaft	55	2,172

Total Germany – 0.9%		$2,172
Hong Kong

Materials – 0.0%
China Metal Recycling (Holdings) Ltd. (B)(C)	30,000	—	*

Total Hong Kong – 0.0%		$—	*

COMMON STOCKS (Continued)	Shares	Value
India

Energy – 2.4%
Reliance Industries Ltd.	212	$5,599

Total India – 2.4%		$5,599
Portugal

Energy – 1.6%
Galp Energia SGPS S.A., Class B	317	3,688

Total Portugal – 1.6%		$3,688
South Africa

Materials – 1.8%
Mondi plc	169	4,310

Total South Africa – 1.8%		$4,310
United Kingdom

Materials – 6.4%
Anglo American plc	122	4,763
Croda International plc	36	3,182
Rio Tinto plc	94	7,215

		15,160

Total United Kingdom – 6.4%		$15,160
United States

Consumer Staples – 3.7%
Bunge Ltd.	63	5,025
Tyson Foods, Inc.	50	3,737

		8,762

Energy – 29.1%
Cabot Oil & Gas Corp.	128	2,398
Chevron Corp.	55	5,725
ConocoPhillips	120	6,380
Diamondback Energy, Inc.	84	6,161
Enterprise Products Partners L.P.	206	4,547
EOG Resources, Inc.	115	8,348
Magellan Midstream Partners L.P.	82	3,565
Marathon Petroleum Corp.	105	5,617
Phillips 66	116	9,452
Pioneer Natural Resources Co.	39	6,210
Schlumberger Ltd.	149	4,048
Valero Energy Corp.	91	6,540

		68,991

Industrials – 6.8%
Tetra Tech, Inc.	23	3,076
Union Pacific Corp.	28	6,209
Waste Management, Inc.	30	3,874
Xylem, Inc.	28	2,989

		16,148

Information Technology – 1.3%
Enphase Energy, Inc. (B)	20	3,200

Materials – 22.6%
Air Products and Chemicals, Inc.	14	3,800
Albemarle Corp.	16	2,267

COMMON STOCKS (Continued)	Shares	Value
Materials (Continued)
AptarGroup, Inc.	20	$2,875
Avery Dennison Corp.	24	4,358
Ball Corp.	27	2,291
Danimer Scientific, Inc. Class A (B)	17	647
Ecolab, Inc.	14	3,014
FMC Corp.	40	4,458
Huntsman Corp.	65	1,868
Martin Marietta Materials, Inc.	9	3,032
Newmont Corp.	31	1,868
Packaging Corp. of America	26	3,498
PPG Industries, Inc.	25	3,731
Scotts Miracle-Gro Co. (The)	8	1,853
Sherwin-Williams Co. (The)	5	4,048
Southern Copper Corp.	75	5,084
Steel Dynamics, Inc.	89	4,528

		53,220

Utilities – 2.1%
American Water Works Co., Inc.	13	2,005
NextEra Energy, Inc.	38	2,900

		4,905

Total United States – 65.6%		$155,226

TOTAL COMMON STOCKS – 99.0%		$234,288
(Cost: $224,205)

RIGHTS
Chile – 0.0%
Sociedad Quimica y Minera de Chile S.A. ADR	6	17

TOTAL RIGHTS – 0.0%		$17
(Cost: $12)

SHORT-TERM SECURITIES
Money Market Funds (D) – 3.9%
State Street Institutional U.S. Government Money Market Fund – Premier Class
0.040%	3,307	3,307
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares
0.010% (E)	5,998	5,998

		9,305

TOTAL SHORT-TERM SECURITIES – 3.9%		$9,305
(Cost: $9,305)

TOTAL INVESTMENT SECURITIES – 102.9%		$243,610
(Cost: $233,522)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (2.9)%		(6,980)

NET ASSETS – 100.0%		$236,630

46	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY NATURAL RESOURCES FUND (in thousands)

MARCH 31, 2021

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	All or a portion of securities with an aggregate value of $5,880 are on loan.

(B)	No dividends were paid during the preceding 12 months.

(C)	Securities whose value was determined using significant unobservable inputs.

(D)	Rate shown is the annualized 7-day yield at March 31, 2021.

(E)	Investment made with cash collateral received from securities on loan.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$234,288	$—	$—	*
Rights	17	—	—
Short-Term Securities	9,305	—	—
Total	$243,610	$—	$—	*

During the year ended March 31, 2021, there were no transfers in or out of Level 3.

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Market Sector Diversification
(as a % of net assets)
Materials	42.0%
Energy	39.4%
Industrials	9.6%
Consumer Staples	3.7%
Utilities	3.0%
Information Technology	1.3%
Other+	1.0%

+	Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	47

MANAGEMENT DISCUSSION	IVY SCIENCE AND TECHNOLOGY FUND

(UNAUDITED)

Zachary H. Shafran

Bradley J. Warden

Below, Zachary Shafran and Bradley Warden, portfolio managers of Ivy Science and Technology Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2021. Mr. Shafran has managed the Fund since 2001 and has 32 years of industry experience. Mr. Warden was named portfolio manager in October 2016 and was previously an assistant portfolio manager on the Fund since 2014. He has 23 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy Science and Technology Fund (Class A shares at net asset value)	67.65%
Ivy Science and Technology Fund (Class A including sales charges)	61.79%

Benchmark(s) and Morningstar Category
S&P North American Technology Sector Index	72.02%
(generally reflects the performance of U.S. science and technology stocks)
Morningstar Technology Category Average	90.09%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Fund returns include applicable investment fees and expenses, whereas the index returns do not include any such fees.

An unprecedented year

Fiscal year 2020 was historic in virtually every way possible. The COVID-19 pandemic consumed our lives and drove innovation across the globe as we were forced to adapt, virtually overnight, to entirely different social, work and education environments. Portions of the economy shuttered, while other areas thrived in this new reality. Despite COVID-19’s tragic consequences and economic shutdowns, the equity and fixed-income markets proved resilient and gained strength through the fiscal year. This strength may largely be attributed to extremely accommodative financial policies, including direct stimulus payments, along with technological innovation that made it possible to continue commerce.

As the pandemic hit in the first quarter of calendar year 2020, coordinated fiscal and monetary policies caused a V-shaped recovery in financial markets. Despite millions of job losses and drastic economic hits, the markets responded favorably due to all-time low interest rates and Federal Reserve (Fed) policy that promised easy monetary policy far into the future, even beyond signs of improvement. With a low rate environment and technology-enabling companies at the forefront, growth stocks continued to pace the market.

Globally, the U.S.-China relationship remained tense, with the U.S. government eventually adding more Chinese companies to its black list. Within technology, the U.S. prohibited semiconductor and other suppliers from selling to China’s Huawei Technologies on grounds of national security and intellectual property theft. Additionally, the Trump administration blamed China for the COVID-19 virus pandemic, further straining the relationship between the countries.

Divisive politics were pervasive over the course of calendar 2020. President Donald Trump found himself at the center of controversy regarding his administration’s handling of COVID-19, along with the country’s various responses to virus hot-spots. The country was prepared for an ugly election season, but the runoffs in Georgia’s Senate elections and the president’s consistent claim that the election was stolen created new levels of political dissent. The market continued its advance following the election of Joe Biden, and although the Senate went Democratic following the runoff, the majority is razor thin and the market consensus, for the time being, is that any extremely progressive tax policies remain off the table. The market has become more comfortable with the idea of incremental corporate tax increases and increasing individual rates on high earners, which likely become effective in early calendar 2022.

Within a massive pandemic, global tensions, and a toxic political environment, technology saw incredible amounts of innovation. A vaccine was developed within a month of sequencing the COVID-19 virus and approved globally within a year — an unprecedented accomplishment. Many companies went immediately to a work-from-home mandate to protect their workers and, despite some early challenges, most companies recognized the change was not nearly as disruptive as expected. Companies like Zoom Video Communications, Inc., Amazon, Inc. and DoorDash, Inc. became critical to daily work and school. Innovative tools saw accelerated adoption as a result of the pandemic, changing not only how we currently operate on a daily basis, but altering the path of the future.

During the fiscal year, information technology stocks performed well with the Fund’s benchmark advancing 72.02%. Within information technology, the semiconductor, hardware, and interactive media subsectors made significant positive relative contributions to performance. In addition to these subsectors, other areas like internet, software, and IT services added positively in an absolute sense, illustrating the broad market strength across the information technology sector.

48	ANNUAL REPORT	2021

On the health care front, company stocks that benefited from the COVID-19 pandemic saw significant stock price appreciation. The U.S. presidential election caused the usual consternation over the potential for policy changes with a potential new administration. Overall, the small majority in Congress made for a lower likelihood of more progressive health care policy that might negatively impact public company stocks.

Semiconductors led the way, but health care and internet lagged

The Fund underperformed its technology-only benchmark and Morningstar peer group average during the fiscal year. During the period, the Fund’s exposure to health care drove a significant portion of the underperformance. Health care is not represented in the benchmark, so the Fund’s allocation to the sector is an important distinction when comparing performance metrics. Underperformance in both biotechnology and health care technology negatively impacted overall performance.

The technology portion of the Fund performed well in the current fiscal year. Outperformance in the Fund’s technology exposure was primarily driven by positions in semiconductors, including Infineon Technologies, ASML Holding, Micron Technology Inc., Qualcomm Inc., and Taiwan Semiconductor Manufacturing Corp. Positions in Alibaba Group, Aspen Technology Inc., and ACI Worldwide, Inc., and not holding PayPal Holdings Inc. contributed negatively on a relative basis.

The Fund maintained a mid-single-digit cash position while repositioning during the market selloff and rebound which negatively contributed to relative performance. Additionally, the Fund used derivatives over the reporting period, but the usage had no material impact on Fund performance.

Portfolio positioning

While we recognize the challenges facing a world amid a pandemic, we are excited about the innovation and growth that we continue to see. Despite our relative underperformance in fiscal year 2020, we remain convinced that the Fund is positioned to outperform over our targeted three-plus year time horizon. We believe the extremely low interest rate environment has inflated valuations of some of the most expensive technology stocks to unsustainable levels, even with some of the correction we have seen in early calendar 2021. We remain committed to ensuring current valuations appropriately reflect the current and future opportunities for the stocks in the Fund.

The Fund had approximately 61% of its equity exposure in the information technology sector, as of March 31, 2021. The overall exposure in information technology is more appropriately assessed by including the communication services sector, which includes many companies previously in the information technology sector. The Fund had approximately 12% of its equity assets in the communication services sector as of March 31, 2021, for a total of 73% of assets exposed to the information technology and communications services sectors.

As of the fiscal year end, roughly 14% of the Fund’s equity assets were in the health care sector. In developing markets, as the standard of living increases, we continue to believe the demand for quality health care should increase. In our view, biotechnology, health care information technology systems and pharmaceuticals are among the greatest innovators and early adopters of new science and technology, so we continue to focus on companies in those areas. Companies in the Fund, like Moderna, Inc., reflect our investment interests where a new technology (mRNA) can have enormous impacts on health care (COVID-19 vaccine). We believe the next few years should continue to be constructive for biotechnology company stocks and we remain well invested within this health care subsector.

The Fund’s “applied science and technology” holdings span several industries and sectors and, along with the consumer discretionary subsector (largely Amazon), make up the remainder of the Fund’s equity composition. At the end of the fiscal year, the Fund’s cash position was 3% of net assets. We almost always have some cash on hand to take advantage of opportunities that may present themselves.

Monitoring areas of stretched valuations as the economy reopens

As we look forward to fiscal 2021, we see pockets of technology where valuations concern us. We believe growth and earnings will remain strong and improve as the world begins to see widespread COVID-19 vaccinations and economies reopen. In spite of these positive financial metrics, we believe that rising interest rates and the potential for increasing inflation expectations in the middle and back half of 2021 could put pressure on stock multiples in segments of both information technology and health care. We remain diligent in assessing the appropriate valuations of names in the Fund.

Broadly, we expect more muted political rhetoric with a new administration. We expect additional regulatory scrutiny on some of the key information technology companies, including Facebook, Inc., Alphabet, Inc. (Google), Amazon, Inc. and Apple, Inc. on the relative power these companies wield in economic markets and communication. Globally, we think China will remain a key area of concern and opportunity. We will carefully balance our investments impacted by China with expectations around both growth and the Chinese government’s strong-handed style of capitalism.

2021	ANNUAL REPORT	49

Company management teams we speak with have expressed optimism about new trends in areas like artificial intelligence and electric vehicles, along with the increased use of technology in old economy areas like industrials. We will be prudent in balancing growth with valuations, as we believe there are many potential investment opportunities — especially in biotechnology, data and semiconductors — around the world. As we look at the securities of such companies, we are focused on what we believe are good growth prospects and sound capital structures.

As always, we continue to carefully monitor the macroeconomic environment, but our focus remains primarily on security-specific fundamental research. Going forward, we believe this attention to bottom-up research, coupled with the innovation and transformation under way across the globe should continue to provide investment opportunities for the Fund.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Performance shown at net asset value (NAV) does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Because the Fund invests more than 25% of its total assets in the science and technology industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Fund’s performance may be more volatile than an investment in a fund of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of science and technology related securities. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology. International investing involves additional risks, including currency fluctuations, political or economic conditions affecting a foreign country, and differences in accounting standards and foreign regulations.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Science and Technology Fund.

50	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	IVY SCIENCE AND TECHNOLOGY FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	99.2%
Information Technology	66.0%
Communication Services	13.9%
Health Care	11.1%
Consumer Discretionary	6.5%
Real Estate	0.8%
Materials	0.5%
Industrials	0.4%
Warrants	0.0%
Purchased Options	0.0%
Bonds	0.0%
Corporate Debt Securities	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.8%

Country Weightings

North America	79.7%
United States	79.2%
Other North America	0.5%
Pacific Basin	10.1%
India	3.5%
Other Pacific Basin	6.6%
Europe	9.4%
Netherlands	4.9%
Germany	3.5%
Other Europe	1.0%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Purchased Options	0.8%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Microsoft Corp.	United States	Information Technology	Systems Software
Micron Technology, Inc.	United States	Information Technology	Semiconductors
Facebook, Inc., Class A	United States	Communication Services	Interactive Media & Services
Apple, Inc.	United States	Information Technology	Technology Hardware, Storage & Peripherals
ASML Holding N.V., NY Registry Shares	Netherlands	Information Technology	Semiconductor Equipment
Aspen Technology, Inc.	United States	Information Technology	Application Software
Amazon.com, Inc.	United States	Consumer Discretionary	Internet & Direct Marketing Retail
Universal Display Corp.	United States	Information Technology	Semiconductors
Infineon Technologies AG	Germany	Information Technology	Semiconductors
WNS (Holdings) Ltd. ADR	India	Information Technology	Data Processing & Outsourced Services

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2021	ANNUAL REPORT	51

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY SCIENCE AND TECHNOLOGY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(3)	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	61.79%	62.19%	66.37%	63.30%	67.96%	68.22%	66.99%	67.64%
5-year period ended 3-31-21	23.12%	22.88%	23.07%	23.25%	24.27%	24.46%	23.55%	24.00%
10-year period ended 3-31-21	15.85%	15.53%	15.59%	15.86%	16.57%	—	15.88%	16.30%
Since Inception of Class through 3-31-21(5)	—	—	—	—	—	16.44%	—	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 3.50%(a) and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase. Class E shares carry a CDSC on shares purchased at net asset value for $250,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

52	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY SCIENCE AND TECHNOLOGY FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares	Value
Communication Services

Interactive Media & Services – 13.9%
Alphabet, Inc., Class A (A)	135	$277,772
Alphabet, Inc., Class C (A)	134	277,676
Facebook, Inc., Class A (A)	2,170	638,994
IAC/InterActiveCorp (A)	367	79,303
Snap, Inc., Class A (A)	572	29,893
Tencent Holdings Ltd. (B)	797	62,545

		1,366,183

Total Communication Services – 13.9%		1,366,183
Consumer Discretionary

Internet & Direct Marketing Retail – 6.2%
Alibaba Group Holding Ltd. ADR (A)	1,085	246,044
Amazon.com, Inc. (A)	119	367,929

		613,973

Specialized Consumer Services – 0.3%
Uber Technologies, Inc. (A)	469	25,538

Total Consumer Discretionary – 6.5%		639,511
Health Care

Biotechnology – 7.2%
CRISPR Therapeutics AG (A)	837	101,937
Ionis Pharmaceuticals, Inc. (A)	1,510	67,888
Moderna, Inc. (A)	1,962	256,934
Vertex Pharmaceuticals, Inc. (A)	1,306	280,699

		707,458

Health Care Technology – 3.9%
Cerner Corp.	4,036	290,125
Teladoc Health, Inc. (A)	535	97,259

		387,384

Total Health Care – 11.1%		1,094,842
Industrials

Trucking – 0.4%
Lyft, Inc., Class A (A)	576	36,392

Total Industrials – 0.4%		36,392
Information Technology

Application Software – 10.1%
ACI Worldwide, Inc. (A)(C)	8,587	326,752
Aspen Technology, Inc. (A)	2,989	431,351
NVIDIA Corp.	253	135,109
salesforce.com, Inc. (A)	486	102,896

		996,108

Data Processing & Outsourced Services – 7.0%
Euronet Worldwide, Inc. (A)	1,818	251,430
MasterCard, Inc., Class A	133	47,478
TELUS International, Inc. (A)(D)	1,872	52,368
WNS (Holdings) Ltd. ADR (A)(C)	4,724	342,200

		693,476

COMMON STOCKS (Continued)	Shares	Value
Electronic Equipment & Instruments – 0.7%
Keysight Technologies, Inc. (A)	458	$65,637

IT Consulting & Other Services – 0.6%
Cognizant Technology Solutions Corp., Class A	786	61,366

Semiconductor Equipment – 4.9%
ASML Holding N.V., NY Registry Shares	785	484,695

Semiconductors – 24.4%
Infineon Technologies AG (B)	8,135	344,904
Intel Corp.	2,357	150,829
Microchip Technology, Inc.	1,161	180,137
Micron Technology, Inc. (A)	7,409	653,566
ON Semiconductor Corp. (A)	2,918	121,398
QUALCOMM, Inc.	2,276	301,730
Semtech Corp. (A)	1,337	92,270
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,696	200,631
Universal Display Corp.	1,517	359,204

		2,404,669

Systems Software – 11.1%
Microsoft Corp. (E)	4,108	968,610
ServiceNow, Inc. (A)	253	126,533

		1,095,143

Technology Hardware, Storage & Peripherals – 7.2%
Apple, Inc.	4,585	560,061
Samsung Electronics Co. Ltd. (B)	2,035	146,355

		706,416

Total Information Technology – 66.0%		6,507,510
Materials

Fertilizers & Agricultural Chemicals – 0.5%
Marrone Bio Innovations, Inc. (A)(C)	22,166	46,328

Total Materials – 0.5%		46,328
Real Estate

Specialized REITs – 0.8%
QTS Realty Trust, Inc., Class A	1,174	72,811

Total Real Estate – 0.8%		72,811

TOTAL COMMON STOCKS – 99.2%		$9,763,577
(Cost: $2,957,562)

WARRANTS

Fertilizers & Agricultural Chemicals – 0.0%
Marrone Bio Innovations, Inc., expires 12–15–21 (C)(F)(G)	523	701

TOTAL WARRANTS – 0.0%		$701
(Cost: $—)

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Notional Amount	Value
Cognizant Technology Solutions Corp., Class A,
Call $85.00, Expires 4–16–21, OTC (Ctrpty: Morgan Stanley & Co., Inc.)	6,434	643	$64

Intel Corp.,
Call $67.50, Expires 6–18–21, OTC (Ctrpty: JPMorgan Chase Bank N.A.)	16,404	1,640	3,707

TOTAL PURCHASED OPTIONS – 0.0%			$3,771
(Cost: $7,307)

CORPORATE DEBT SECURITIES	Principal
Materials

Fertilizers & Agricultural Chemicals – 0.0%
Marrone Bio Innovations, Inc.,
8.000%, 12–31–22 (C)(F)	$4,713	4,873

Total Materials – 0.0%		4,873

TOTAL CORPORATE DEBT SECURITIES – 0.0%		$4,873
(Cost: $4,713)

SHORT-TERM SECURITIES	Shares
Money Market Funds (I) – 0.6%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.010% (H)	811	811
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.040%	62,528	62,528

		63,339

TOTAL SHORT-TERM SECURITIES – 0.6%		$63,339
(Cost: $63,339)

TOTAL INVESTMENT SECURITIES – 99.8%		$9,836,261
(Cost: $3,032,921)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		24,424

NET ASSETS – 100.0%		$9,860,685

2021	ANNUAL REPORT	53

SCHEDULE OF INVESTMENTS	IVY SCIENCE AND TECHNOLOGY FUND (in thousands)

MARCH 31, 2021

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(D)	All or a portion of securities with an aggregate value of $795 are on loan.

(E)	All or a portion of securities with an aggregate value of $536 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(F)	Restricted securities. At March 31, 2021, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Principal	Cost	Value
Marrone Bio Innovations, Inc., 8.000%, 12–31–22	8–20–15	$4,713	$4,712	$4,873

		Shares
Marrone Bio Innovations, Inc., expires 12–15–21	5–1–20	523	—	701

			$4,712	$5,574

The	total value of these securities represented 0.1% of net assets at March 31, 2021.

(G)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(H)	Investment made with cash collateral received from securities on loan.

(I)	Rate shown is the annualized 7-day yield at March 31, 2021.

The following written options were outstanding at March 31, 2021 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price	Premium Received	Value
Cognizant Technology Solutions Corp., Class A	Morgan Stanley & Co., Inc.	Put	6,434	643	April 2021	$72.50	$1,261	$(129)
Intel Corp.	JPMorgan Chase Bank N.A.	Put	16,404	1,641	June 2021	55.00	3,835	(1,509)
	JPMorgan Chase Bank N.A.	Call	16,404	1,640	June 2021	85.00	902	(287)

							$5,998	$(1,925)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$9,763,577	$—	$—
Warrants	—	701	—
Purchased Options	—	3,771	—
Corporate Debt Securities	—	4,873	—
Short-Term Securities	63,339	—	—
Total	$9,826,916	$9,345	$—

Liabilities
Written Options	$—	$1,925	$—

54	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY SCIENCE AND TECHNOLOGY FUND (in thousands)

MARCH 31, 2021

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

OTC = Over the Counter

REIT = Real Estate Investment Trust

Country Diversification
(as a % of net assets)
United States	79.2%
Netherlands	4.9%
Germany	3.5%
India	3.5%
China	3.1%
Taiwan	2.0%
South Korea	1.5%
Switzerland	1.0%
Other Countries	0.5%
Other+	0.8%

+	Includes options, cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	55

MANAGEMENT DISCUSSION	IVY SECURIAN REAL ESTATE SECURITIES FUND

(UNAUDITED)

Matthew K. Richmond

Lowell R. Bolken

Joshua M. Klaetsch

Below, Lowell R. Bolken, CFA, Matthew K. Richmond and Joshua M. Klaetsch, the co-portfolio managers of Ivy Securian Real Estate Securities Fund during the fiscal year ended March 31, 2021, discuss positioning, performance and results for the fiscal year. Mr. Bolken has managed the Fund since 2006 and has 30 years of industry experience. Mr. Richmond has co-managed the Fund since 2014 and has 26 years of industry experience. Mr. Klaetsch joined the portfolio management team in 2018 and has 14 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy Securian Real Estate Securities Fund (Class A shares at net asset value)	34.24%
Ivy Securian Real Estate Securities Fund (Class A shares including sales charges)	29.56%

Benchmark(s) and Morningstar Category
FTSE Nareit Equity REITs Index	37.78%
(Generally reflects the performance of securities representing the commercial real estate market)
Morningstar Real Estate Category Average	39.76%
(Generally reflects the performance of the universe of portfolios with similar investment objectives)

Please note that Fund returns include applicable fee and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Key drivers

Real estate stocks delivered sharply positive returns for the fiscal year ending March 31, 2021, as did most equities. The results fell short of those achieved by the S&P 500 Index but are representative of both the depths of the price plunge in early calendar year 2020 and the beginning of the recovery underway in the real estate economy following the worst of the pandemic. COVID-19 ushered in unprecedented economic strife on main-street America, leading to significant occupancy losses and operating uncertainty across the commercial real estate landscape. The majority of damage was inflicted throughout the first half of the calendar year, with steady improvement in operating conditions being achieved in the second half of the calendar year. With the economy effectively shuttered in the second quarter of the calendar year and job losses exceeding 20 million (as opposed to 8 million in the Global Financial Crisis of 2008) it comes as little surprise that real estate demand suffered wide-reaching effects.

COVID-19 continues to weigh on real estate demand across most property types, but the welcome news of effective vaccines has shifted the outlook for the sector. Relative to the first half of calendar year 2020, rental collections have improved dramatically, and the sector appears to have not only stabilized but is seeing “green shoots” of activity across most all property types. Significant laggards, including retail and hotels, can now see a light at the end of what has been a very long tunnel. While it will likely take years for demand to return to pre-COVID-19 levels, the specter of widespread tenant bankruptcies has faded. Optimism surrounding a return to normal activity levels across the economy and space demand resumption is driving expectations of 5% cash flow growth for real estate investment trusts (REITs) in calendar year 2021.

One can draw clear distinction between property sector performance pivoting on one particular date: Nov. 9, 2020 (aka: Pfizer Monday). This singular day represented the reversal of fortunes for the most downtrodden of stocks — those most affected by COVID-19-related economic damage. On Pfizer Monday, when the first effective vaccine was announced, the market sharply pivoted away from defensive sectors such as data centers, industrial, and cell tower owners. Meanwhile hotels and retail became the market darlings overnight. Many of those companies returned 25%-35% in a singular trading day upon the realization that the economy would eventually recover and our lives would return to normal one day.

Meanwhile, the former COVID-19 winners became market losers overnight regardless of their long-term business prospects. Demand for space in each of these three sectors remains strong, with enterprise migrations in data centers and 5G buildouts in towers expected to accelerate. At the same time, edge and cloud computing, mobile data usage growth, and artificial intelligence are all expected to provide tailwinds to demand for the foreseeable future. We continue to see the communications infrastructure names as attractively valued when considering their growth prospects and defensive lease structures, and the portfolio remains overweight to this sector. Industrial REITs were another clear winner throughout the pandemic as on-line shopping exploded and consumers continued to execute a secular shift from ‘bricks and mortar’ shopping to e-commerce with same day delivery. Investors abandoned strong sectors including data centers, industrial and cell towers to chase the dream of retail and hotel recovery.

56	ANNUAL REPORT	2021

Office REITs were another casualty of COVID-19, as the world reverted to a work-from-home model. We believe this phenomenon has staying power that will impinge office demand for the foreseeable future. Demand and rental rates will likely take years to recover (if ever) to pre-pandemic levels in certain urban markets.

Single family rental REITs also delivered solid performance. A limited supply of affordable and available inventory, coupled with surging demand from renters fleeing large, urban areas drove near sector leading returns for single family rental REITs.

Contributors and detractors

The Fund delivered a 34.2% return but underperformed its benchmark and Morningstar peer category average. The Fund’s underperformance can be traced to a single day — the aforementioned Pfizer Monday. For most of the fiscal year, the Fund outperformed the index, but it was not positioned for an earlier-than-expected vaccine announcement and the dramatic sentiment shift that overtook the market. Our investment philosophy consistently favors companies we believe own well-located, high-quality properties that feature stable balance sheets, exhibit improving property fundamentals and have above-average cash flow growth prospects. Those characteristics have proven over time to produce favorable results for shareholders. This was not the case on Nov. 9, 2020, when the portfolio underperformed its index by nearly 2.5%. Retail REITs were a top performer with mall and shopping center subsectors leading other REITs. While tenant health took a step back after lockdowns and record-breaking store closures in 2020, valuation in the space was compelling and increasing optimism about a return to pre-COVID-19 conditions led to substantial outperformance. For the fiscal year, mall REITs returned 111% and shopping center REITs returned 79%. We quickly moved to an overweight position in retail following the vaccine announcements, and the Fund had a substantial overweight to the retail space entering the first quarter of calendar year 2021. Valuation has become less compelling throughout the final quarter of the fiscal year and we shifted to an underweight position for both malls and shopping centers.

Hotel REITs, like retail, were dramatic beneficiaries of vaccine rollouts and economic re-openings. The sector, on average, returned 86% over the last fiscal year with the majority coming post-Pfizer Monday. While business and air travel remain behind prior year levels, the optimism of vaccines acted as a tailwind to stock performance, with leisure travel already near pre-COVID-19 levels in some areas and business travel continuing to improve. A combination of an overweight to the sector and favorable stock selection aided relative performance, and we remain overweight to the space on the expectation that a faster recovery leads to outsized earnings growth.

Office stocks, particularly after Pfizer’s announcement, were among the biggest detractors to performance as they returned an average of 33% from November 2020 through March 2021. Along with retail and hotels, investors flocked to beaten up office names and have come to embrace the notion that office usage isn’t dead. We agree that offices are not obsolete but firmly believe that work-from-home will alter office demand and operating costs in significant ways. There is a period of harsh reckoning coming for many landlords and we believe their recent price action will prove to be short-lived.

Data center and tower REITs, which were some of the top performers in 2020, lagged the broader REIT sector since last November and caused a drag on performance. This period of underperformance amid continued earnings growth caused valuations to become very compelling, and we used this opportunity to increase the Fund’s overweights in each. We continue to see strong growth for this space with demand driven by accelerating enterprise migrations, growing edge and cloud computing needs, and further adoption of artificial intelligence and big data analysis.

Outlook

Recent fiscal and monetary policies can only be described as unprecedented, and investors should approach the future with humility. The levels of fiscal support and easy money already in place are considerable. Together, these policies — and proposed programs — are taking us into the great unknown. The economy is poised for takeoff with plenty of liquidity acting as an accelerant. We’re likely to exceed pre-pandemic trend growth by the end of calendar year 2021, and new businesses are forming at a rapid pace. For now, the potential benefits to the economy, and more importantly, to people, seem to outweigh the risks. But it would be imprudent to think that there isn’t a potential downside as well.

While it appears a real estate recovery has begun alongside the economic recovery, we doubt all property types will return to pre-pandemic cash flow levels in lockstep. Those with short duration lease profiles such as apartments, single family rentals, and self-storage should fare well in a rising inflation environment. Others, such as retail and hotels may take years before they reach 2019 earnings.

The pandemic accelerated trends that were already in place and put a spotlight on those with strong and bleak futures. Work-from-home is here to stay, and demand for office space and business travel will likely face a long recovery; as will bricks and mortar retail. Meanwhile, we believe strongly in “new economy” sectors such as data centers and cell towers. Although we selectively exploited several obvious public market pricing anomalies, we have largely avoided companies that

2021	ANNUAL REPORT	57

we believe are more exposed to these post-pandemic trends. We have continued to focus the portfolio’s positioning to take advantage of those we believe will recover and thrive in a post-COVID-19 world.

We believe that REIT stocks remain attractively valued, particularly against the backdrop of Fed actions, improving economic growth, and forever low interest rates. Indeed, one could characterize an environment where the 10-year U.S. Treasury rate remains range-bound, coupled with steadily improving economic growth as nirvana for real estate. New vaccine-resistant strains, and persistently higher 10-year U.S. Treasury rates represent two primary risks that could cause the group to deliver uninspiring returns again in 2021.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Investment risks associated with real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values. Real estate securities are subject to interest-rate risk and, as such, the Fund’s NAV may fall as interest rates rise.

Investing in companies involved in one specific sector may be more risky and volatile than an investment with greater sector diversification. Because the Fund invests more than 25% of its total assets in the real estate industry, it may be more susceptible to a single economic, regulatory, or technical occurrence than a fund that does not concentrate its investments in this industry. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Securian Real Estate Securities Fund.

58	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	IVY SECURIAN REAL ESTATE SECURITIES FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	99.3%
Real Estate	98.4%
Consumer Discretionary	0.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.7%

Top 10 Equity Holdings

Company	Sector	Industry
Equinix, Inc.	Real Estate	Specialized REITs
ProLogis, Inc.	Real Estate	Industrial REITs
AvalonBay Communities, Inc.	Real Estate	Residential REITs
Public Storage, Inc.	Real Estate	Specialized REITs
Welltower, Inc.	Real Estate	Health Care REITs
American Tower Corp., Class A	Real Estate	Specialized REITs
Invitation Homes, Inc.	Real Estate	Residential REITs
Ventas, Inc.	Real Estate	Health Care REITs
UDR, Inc.	Real Estate	Residential REITs
Simon Property Group, Inc.	Real Estate	Retail REITs

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2021	ANNUAL REPORT	59

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY SECURIAN REAL ESTATE SECURITIES FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(3)	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	29.56%	28.87%	33.03%	31.08%	34.68%	34.84%	33.88%	34.45%
5-year period ended 3-31-21	4.54%	4.12%	4.46%	4.80%	5.67%	5.83%	5.05%	5.45%
10-year period ended 3-31-21	7.54%	7.05%	7.28%	7.63%	8.38%	—	7.73%	8.14%
Since Inception of Class through 3-31-21(5)	—	—	—	—	—	7.56%	—	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 3.50%(a) and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase. Class E shares carry a CDSC on shares purchased at net asset value for $250,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares (the date on which shares were first acquired by shareholders).

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

60	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY SECURIAN REAL ESTATE SECURITIES FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares	Value
Consumer Discretionary

Hotels, Resorts & Cruise Lines – 0.9%
Marriott International, Inc., Class A	21	$3,081

Total Consumer Discretionary – 0.9%		3,081
Real Estate

Diversified REITs – 2.1%
Essential Properties Realty Trust, Inc.	148	3,368
VEREIT, Inc.	91	3,508

		6,876

Health Care REITs – 10.3%
CareTrust REIT, Inc.	114	2,643
Healthpeak Properties, Inc.	195	6,176
Omega Healthcare Investors, Inc.	65	2,385
Ventas, Inc.	199	10,616
Welltower, Inc.	174	12,464

		34,284

Hotel & Resort REITs – 5.3%
Host Hotels & Resorts, Inc.	364	6,136
MGM Growth Properties LLC, Class A	123	4,019
Park Hotels & Resorts, Inc.	137	2,963
Pebblebrook Hotel Trust	118	2,861
RLJ Lodging Trust	111	1,714

		17,693

Industrial REITs – 11.0%
Duke Realty Corp.	181	7,572
First Industrial Realty Trust, Inc.	85	3,888
ProLogis, Inc.	207	21,904

COMMON STOCKS (Continued)	Shares	Value
Industrial REITs (Continued)
Terreno Realty Corp.	54	$3,131

		36,495

Office REITs – 7.8%
Alexandria Real Estate Equities, Inc.	53	8,740
Boston Properties, Inc.	61	6,217
Highwoods Properties, Inc.	103	4,435
Kilroy Realty Corp.	102	6,692

		26,084

Residential REITs – 22.5%
American Homes 4 Rent	242	8,058
AvalonBay Communities, Inc.	77	14,270
Camden Property Trust	48	5,243
Equity Lifestyle Properties, Inc.	84	5,371
Equity Residential	77	5,493
Invitation Homes, Inc.	367	11,724
Mid-America Apartment Communities, Inc.	40	5,702
Sun Communities, Inc.	59	8,822
UDR, Inc.	232	10,189

		74,872

Retail REITs – 11.0%
Agree Realty Corp.	67	4,490
Brixmor Property Group, Inc.	282	5,699
Kimco Realty Corp.	228	4,282
National Retail Properties, Inc.	126	5,557
Realty Income Corp.	35	2,197
Regency Centers Corp.	13	709
Simon Property Group, Inc.	88	10,009
Weingarten Realty Investors	139	3,732

		36,675

COMMON STOCKS (Continued)	Shares	Value
Specialized REITs – 28.4%
American Tower Corp., Class A	51	$12,168
CyrusOne, Inc.	97	6,535
Digital Realty Trust, Inc.	62	8,732
Equinix, Inc.	37	25,253
Extra Space Storage, Inc.	72	9,557
Life Storage, Inc.	59	5,080
Public Storage, Inc.	55	13,571
QTS Realty Trust, Inc., Class A	40	2,500
SBA Communications Corp.	6	1,638
VICI Properties, Inc.	344	9,711

		94,745

Total Real Estate – 98.4%		327,724

TOTAL COMMON STOCKS – 99.3%		$330,805
(Cost: $212,895)

SHORT-TERM SECURITIES
Money Market Funds (A) – 0.5%
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.040%	1,520	1,520

TOTAL SHORT-TERM SECURITIES – 0.5%		$1,520
(Cost: $1,520)

TOTAL INVESTMENT SECURITIES – 99.8%		$332,325
(Cost: $214,415)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		596

NET ASSETS – 100.0%		$332,921

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at March 31, 2021.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$330,805	$—	$—
Short-Term Securities	1,520	—	—
Total	$332,325	$—	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	61

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF MARCH 31, 2021

(In thousands, except per share amounts)	Ivy Asset Strategy Fund(1)		Ivy Balanced Fund	Ivy Energy Fund	Ivy LaSalle Global Real Estate Fund		Ivy Natural Resources Fund	Ivy Science and Technology Fund	Ivy Securian Real Estate Securities Fund
ASSETS
Investments in unaffiliated securities at value+^	$2,550,254		$2,575,905	$212,104	$93,536		$243,610	$9,115,407	$332,325
Investments in affiliated securities at value+	—	*	—	—	—		—	720,854	—
Bullion at value+	141,068		—	—	—		—	—	—
Investments at Value	2,691,322		2,575,905	212,104	93,536		243,610	9,836,261	332,325
Cash	209		2	—	—		—	—	—
Cash denominated in foreign currencies at value+	13		—	—	151		1	—	—
Investment securities sold receivable	7,367		23,012	909	1,680		342	28,683	—
Dividends and interest receivable	14,748		5,792	184	463		819	6,453	1,003
Capital shares sold receivable	565		920	305	31		108	3,451	91
Receivable from affiliates	48		3	221	147		12	157	4
Swap agreements, at value	382		—	—	—		—	—	—
Receivable from securities lending income – net	5		11	2	—		6	3	—
Prepaid and other assets	79		110	61	59		59	141	64
Total Assets	2,714,738		2,605,755	213,786	96,067		244,957	9,875,149	333,487

LIABILITIES
Cash collateral on securities loaned at value	16,741		1,124	13	—		5,998	811	—
Investment securities purchased payable	26,789		16,009	—	1,318		1,413	—	—
Capital shares redeemed payable	2,617		1,540	286	53		230	9,459	370
Independent Trustees and Chief Compliance Officer fees payable	1,284		306	46	5		548	795	85
Overdraft due to custodian	—		—	—	—	*	—	—	—
Distribution and service fees payable	17		16	1	—	*	1	56	2
Shareholder servicing payable	532		356	59	15		92	1,125	73
Investment management fee payable	48		47	5	3		6	211	7
Accounting services fee payable	23		23	8	4		8	23	9
Written options at value+	2,546		—	—	—		—	1,925	—
Other liabilities	63		39	15	23		31	59	20
Total Liabilities	50,660		19,460	433	1,421		8,327	14,464	566
Total Net Assets	$2,664,078		$2,586,295	$213,353	$94,646		$236,630	$9,860,685	$332,921

NET ASSETS
Capital paid in (shares authorized – unlimited)	$2,611,676		$1,884,617	$470,211	$88,647		$914,728	$2,768,400	$200,880
Accumulated earnings gain (loss)	52,402		701,678	(256,858)	5,999		(678,098)	7,092,285	132,041
Total Net Assets	$2,664,078		$2,586,295	$213,353	$94,646		$236,630	$9,860,685	$332,921

CAPITAL SHARES OUTSTANDING:
Class A	65,482		55,314	11,591	1,010		10,951	61,889	5,242
Class B	394		380	82	68		10	233	18
Class C	6,430		6,772	1,633	300		317	5,701	79
Class E	1,580		N/A	N/A	N/A		203	661	102
Class I	28,673		31,016	15,041	5,722		5,477	27,328	5,083
Class N	781		388	494	1,389		91	1,799	21
Class R	1,180		406	3,974	100		972	1,716	20
Class Y	4,425		576	1,193	95		824	4,593	2,800

NET ASSET VALUE PER SHARE:
Class A	$24.45		$27.29	$6.18	$10.86		$12.42	$92.04	$24.82
Class B	$22.51		$26.84	$5.54	$10.76		$9.81	$68.17	$23.64
Class C	$22.75		$26.98	$5.68	$10.76		$10.22	$72.44	$24.11
Class E	$24.56		N/A	N/A	N/A		$12.77	$90.83	$24.84
Class I	$24.85		$27.29	$6.45	$10.91		$12.99	$105.32	$25.05
Class N	$24.92		$27.36	$6.49	$10.92		$13.03	$106.48	$25.09
Class R	$24.09		$27.22	$6.10	$10.82		$12.25	$87.86	$24.78
Class Y	$22.53		$27.29	$6.28	$11.00		$12.74	$98.99	$24.87

+COST
Investments in unaffiliated securities at cost	$2,006,179		$1,964,713	$166,786	$74,386		$233,522	$2,893,254	$214,415
Investments in affiliated securities at cost	615,233		—	—	—		—	139,667	—
Bullion at cost	96,737		—	—	—		—	—	—
Cash denominated in foreign currencies at cost	13		—	—	152		1	—	—
Written options premiums received at cost	3,938		—	—	—		—	5,998	—
^Securities loaned at value	16,392		10,802	13	—		5,880	795	—

*	Not shown due to rounding.
(1)	Consolidated Statement of Assets and Liabilities (See Note 5 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

62	ANNUAL REPORT	2021

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED MARCH 31, 2021

(In thousands)	Ivy Asset Strategy Fund(1)	Ivy Balanced Fund		Ivy Energy Fund		Ivy LaSalle Global Real Estate Fund	Ivy Natural Resources Fund	Ivy Science and Technology Fund	Ivy Securian Real Estate Securities Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$25,806	$25,392		$4,794		$2,836	$5,959	$43,285	$7,279
Foreign dividend withholding tax	(1,889)	(264)		(87)		(111)	(170)	(2,404)	—
Interest and amortization from unaffiliated securities	37,947	23,258		6		— *	11	328	4
Interest and amortization from affiliated securities	—	—		—		—	—	377	—
Securities lending income – net	111	111		30		2	24	839	—
Total Investment Income	61,975	48,497		4,743		2,727	5,824	42,425	7,283

EXPENSES
Investment management fee	16,872	15,834		1,407		943	1,862	69,324	2,917
Distribution and service fees:
Class A	3,560	3,306		144		27	313	12,485	316
Class B	144	153		3		7	2	212	7
Class C	2,515	2,333		77		31	47	4,638	26
Class E(2)	90	—	*	—	*	N/A	6	128	6
Class R	145	59		76		13	49	711	2
Class Y	278	39		14		8	24	1,079	167
Shareholder servicing:
Class A	2,236	1,682		354		35	711	4,508	379
Class B	46	33		4		— *	8	48	4
Class C	457	295		33		3	23	556	11
Class E(2)	92	—	*	—	*	N/A	22	114	13
Class I	1,113	1,260		142		115	116	4,164	224
Class N	2	1		—	*	2	— *	19	—	*
Class R	74	29		41		7	25	359	1
Class Y	179	25		9		4	15	661	101
Registration fees	139	120		105		93	94	171	108
Custodian fees	136	25		3		26	10	151	8
Independent Trustees and Chief Compliance Officer fees	292	192		19		9	79	594	29
Accounting services fee	275	272		74		60	93	274	105
Professional fees	113	43		30		33	44	116	35
Third-party valuation service fees	13	—		1		11	2	1	—
Other	214	154		38		29	52	423	47
Total Expenses	28,985	25,855		2,574		1,456	3,597	100,736	4,506
Less:
Expenses in excess of limit	(91)	(4)		(504)		(298)	(25)	(287)	(333)
Reimbursement (See Note 7 in the Notes to Financial Statements)	(897)	—		—		—	—	—	—
Total Net Expenses	27,997	25,851		2,070		1,158	3,572	100,449	4,173
Net Investment Income (Loss)	33,978	22,646		2,673		1,569	2,252	(58,024)	3,110

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	172,624	166,749		(24,035)		(6,253)	(4,196)	706,825	24,689
Investments in affiliated securities	—	—		—		—	—	(4,201)	—
Written options	8,432	375		—		—	—	11,287	—
Swap agreements	1,025	—		—		—	—	—	—
Forward foreign currency contracts	—	—		—		—	(2,194)	—	—
Foreign currency exchange transactions	(15)	—		—		54	(24)	(9)	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	691,653	640,123		126,773		35,591	102,708	3,299,300	67,816
Investments in affiliated securities	—	—		—		—	—	335,656	—
Written options	5,334	—		—		—	—	4,073	—
Swap agreements	382	—		—		—	—	—	—
Forward foreign currency contracts	—	—		—		—	(518)	—	—
Foreign currency exchange transactions	128	—		—		(6)	14	(11)	—
Net Realized and Unrealized Gain	879,563	807,247		102,738		29,386	95,790	4,352,920	92,505
Net Increase in Net Assets Resulting from Operations	$913,541	$829,893		$105,411		$30,955	$98,042	$4,294,896	$95,615

*	Not shown due to rounding.
(1)	Consolidated Statement of Operations (See Note 5 in Notes to Financial Statements).
(2)	Effective June 19, 2020, Ivy Balanced Fund and Ivy Energy Fund liquidated Class E.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	63

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Asset Strategy Fund(1)		Ivy Balanced Fund		Ivy Energy Fund
(In thousands)	Year ended 3-31-21	Year ended 3-31-20	Year ended 3-31-21	Year ended 3-31-20	Year ended 3-31-21	Year ended 3-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$33,978	$57,664	$22,646	$31,364	$2,673	$1,696
Net realized gain (loss) on investments	182,066	157,102	167,124	148,928	(24,035)	(83,054)
Net change in unrealized appreciation (depreciation)	697,497	(451,294)	640,123	(309,962)	126,773	(111,369)
Net Increase (Decrease) in Net Assets Resulting from Operations	913,541	(236,528)	829,893	(129,670)	105,411	(192,727)

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(40,600)	(78,877)	(89,769)	(96,867)	(1,319)	—
Class B	(313)	(1,570)	(862)	(1,887)	(2)	—
Class C	(6,150)	(23,871)	(14,443)	(21,241)	(81)	—
Class E(2)	(1,069)	(2,114)	—	(18)	—	—
Class I	(20,658)	(43,308)	(54,306)	(63,785)	(2,362)	—
Class N	(489)	(559)	(734)	(1,204)	(64)	—
Class R	(738)	(2,103)	(759)	(941)	(262)	—
Class Y	(3,091)	(7,256)	(1,023)	(1,446)	(123)	—
Total Distributions to Shareholders	(73,108)	(159,658)	(161,896)	(187,389)	(4,213)	—
Capital Share Transactions	(370,035)	(494,487)	(132,298)	(239,008)	1,412	(62,027)
Net Increase (Decrease) in Net Assets	470,398	(890,673)	535,699	(556,067)	102,610	(254,754)
Net Assets, Beginning of Period	2,193,680	3,084,353	2,050,596	2,606,663	110,743	365,497
Net Assets, End of Period	$2,664,078	$2,193,680	$2,586,295	$2,050,596	$213,353	$110,743

(1)	Consolidated Statements of Changes in Net Assets (See Note 5 in Notes to Financial Statements).
(2)	Effective June 19, 2020, Ivy Balanced Fund and Ivy Energy Fund liquidated Class E.

See Accompanying Notes to Financial Statements.

64	ANNUAL REPORT	2021

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy LaSalle Global Real Estate Fund		Ivy Natural Resources Fund		Ivy Science and Technology Fund
(In thousands)	Year ended 3-31-21	Year ended 3-31-20	Year ended 3-31-21	Year ended 3-31-20	Year ended 3-31-21	Year ended 3-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$1,569	$2,501	$2,252	$3,832	$(58,024)	$(41,800)
Net realized gain (loss) on investments	(6,199)	2,865	(6,414)	(56,454)	713,902	1,192,280
Net change in unrealized appreciation (depreciation)	35,585	(33,393)	102,204	(76,731)	3,639,018	(849,710)
Net Increase (Decrease) in Net Assets Resulting from Operations	30,955	(28,027)	98,042	(129,353)	4,294,896	300,770

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(315)	(933)	(373)	(3,125)	(459,417)	(463,120)
Class B	(18)	(42)	—	—	(2,343)	(4,118)
Class C	(82)	(209)	(3)	(130)	(51,494)	(65,504)
Class E	N/A	N/A	(17)	(78)	(4,786)	(4,463)
Class I	(1,925)	(5,050)	(436)	(2,269)	(211,754)	(225,091)
Class N	(448)	(1,717)	(7)	(131)	(13,664)	(10,528)
Class R	(34)	(284)	(37)	(216)	(13,321)	(14,422)
Class Y	(28)	(305)	(52)	(315)	(35,379)	(43,089)
Total Distributions to Shareholders	(2,850)	(8,540)	(925)	(6,264)	(792,158)	(830,335)
Capital Share Transactions	(37,596)	(13,582)	(41,811)	(72,377)	(216,959)	(329,363)
Net Increase (Decrease) in Net Assets	(9,491)	(50,149)	55,306	(207,994)	3,285,779	(858,928)
Net Assets, Beginning of Period	104,137	154,286	181,324	389,318	6,574,906	7,433,834
Net Assets, End of Period	$94,646	$104,137	$236,630	$181,324	$9,860,685	$6,574,906

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	65

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Securian Real Estate Securities Fund
(In thousands)	Year ended 3-31-21	Year ended 3-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,110	$5,703
Net realized gain on investments	24,689	28,866
Net change in unrealized appreciation (depreciation)	67,816	(89,816)
Net Increase (Decrease) in Net Assets Resulting from Operations	95,615	(55,247)

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(2,275)	(14,705)
Class B	(6)	(108)
Class C	(29)	(350)
Class E	(48)	(280)
Class I	(2,558)	(14,580)
Class N	(10)	(58)
Class R	(7)	(52)
Class Y	(1,265)	(7,991)
Total Distributions to Shareholders	(6,198)	(38,124)
Capital Share Transactions	(69,952)	(29,510)
Net Increase (Decrease) in Net Assets	19,465	(122,881)
Net Assets, Beginning of Period	313,456	436,337
Net Assets, End of Period	$332,921	$313,456

See Accompanying Notes to Financial Statements.

66	ANNUAL REPORT	2021

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2012	ANNUAL REPORT	67

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY ASSET STRATEGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$17.41	$0.29	$7.39	$7.68	$(0.39)	$(0.25)	$(0.64)
Year ended 3-31-2020	20.63	0.43	(2.42)	(1.99)	(0.42)	(0.81)	(1.23)
Year ended 3-31-2019	24.02	0.38	0.09	0.47	(0.40)	(3.46)	(3.86)
Year ended 3-31-2018	21.86	0.21	2.64	2.85	(0.24)	(0.45)	(0.69)
Year ended 3-31-2017	20.83	0.00 *	1.03	1.03	—	—	—
Class B Shares(4)
Year ended 3-31-2021	16.08	0.10	6.80	6.90	(0.22)	(0.25)	(0.47)
Year ended 3-31-2020	19.15	0.25	(2.23)	(1.98)	(0.28)	(0.81)	(1.09)
Year ended 3-31-2019	22.55	0.20	0.06	0.26	(0.20)	(3.46)	(3.66)
Year ended 3-31-2018	20.56	0.02	2.50	2.52	(0.08)	(0.45)	(0.53)
Year ended 3-31-2017	19.73	(0.16)	0.99	0.83	—	—	—
Class C Shares
Year ended 3-31-2021	16.24	0.13	6.87	7.00	(0.24)	(0.25)	(0.49)
Year ended 3-31-2020	19.33	0.27	(2.26)	(1.99)	(0.29)	(0.81)	(1.10)
Year ended 3-31-2019	22.71	0.22	0.07	0.29	(0.21)	(3.46)	(3.67)
Year ended 3-31-2018	20.71	0.02	2.51	2.53	(0.08)	(0.45)	(0.53)
Year ended 3-31-2017	19.87	(0.15)	0.99	0.84	—	—	—
Class E Shares
Year ended 3-31-2021	17.48	0.33	7.42	7.75	(0.42)	(0.25)	(0.67)
Year ended 3-31-2020	20.71	0.46	(2.43)	(1.97)	(0.45)	(0.81)	(1.26)
Year ended 3-31-2019	24.11	0.41	0.08	0.49	(0.43)	(3.46)	(3.89)
Year ended 3-31-2018	21.95	0.24	2.66	2.90	(0.29)	(0.45)	(0.74)
Year ended 3-31-2017	20.89	(0.03)	1.09	1.06	—	—	—
Class I Shares
Year ended 3-31-2021	17.68	0.35	7.51	7.86	(0.44)	(0.25)	(0.69)
Year ended 3-31-2020	20.93	0.50	(2.46)	(1.96)	(0.48)	(0.81)	(1.29)
Year ended 3-31-2019	24.33	0.44	0.10	0.54	(0.48)	(3.46)	(3.94)
Year ended 3-31-2018	22.16	0.27	2.70	2.97	(0.35)	(0.45)	(0.80)
Year ended 3-31-2017	21.06	0.05	1.05	1.10	—	—	—
Class N Shares
Year ended 3-31-2021	17.73	0.37	7.54	7.91	(0.47)	(0.25)	(0.72)
Year ended 3-31-2020	20.99	0.51	(2.45)	(1.94)	(0.51)	(0.81)	(1.32)
Year ended 3-31-2019	24.40	0.45	0.11	0.56	(0.51)	(3.46)	(3.97)
Year ended 3-31-2018	22.24	0.28	2.73	3.01	(0.40)	(0.45)	(0.85)
Year ended 3-31-2017	21.10	0.02	1.12	1.14	—	—	—
Class R Shares
Year ended 3-31-2021	17.17	0.22	7.27	7.49	(0.32)	(0.25)	(0.57)
Year ended 3-31-2020	20.35	0.36	(2.37)	(2.01)	(0.36)	(0.81)	(1.17)
Year ended 3-31-2019	23.73	0.31	0.08	0.39	(0.31)	(3.46)	(3.77)
Year ended 3-31-2018	21.59	0.13	2.61	2.74	(0.15)	(0.45)	(0.60)
Year ended 3-31-2017	20.63	(0.10)	1.06	0.96	—	—	—
Class Y Shares
Year ended 3-31-2021	17.47	0.30	7.40	7.70	(0.39)	(0.25)	(0.64)
Year ended 3-31-2020	20.69	0.44	(2.42)	(1.98)	(0.43)	(0.81)	(1.24)
Year ended 3-31-2019	24.09	0.39	0.08	0.47	(0.41)	(3.46)	(3.87)
Year ended 3-31-2018	21.92	0.21	2.67	2.88	(0.26)	(0.45)	(0.71)
Year ended 3-31-2017	20.88	0.00 *	1.04	1.04	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Expense ratio based on the period excluding litigation expenses was 1.00%.

(6)	Expense ratio based on the period excluding litigation expenses reimbursement was 0.97%.

68	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$24.45	44.79%	$1,601	1.07%		1.33%	—%	—%	40%
Year ended 3-31-2020	17.41	-10.69	1,128	1.13		2.03	—	—	44
Year ended 3-31-2019	20.63	2.67	1,361	1.16		1.71	—	—	52
Year ended 3-31-2018	24.02	13.11	1,345	1.13		0.90	—	—	34
Year ended 3-31-2017	21.86	4.95	1,315	1.12		-0.02	—	—	51
Class B Shares(4)
Year ended 3-31-2021	22.51	43.50	9	2.00		0.48	—	—	40
Year ended 3-31-2020	16.08	-11.42	18	1.97		1.28	—	—	44
Year ended 3-31-2019	19.15	1.89	47	1.93		0.96	—	—	52
Year ended 3-31-2018	22.55	12.26	86	1.91		0.10	—	—	34
Year ended 3-31-2017	20.56	4.21	141	1.83		-0.81	—	—	51
Class C Shares
Year ended 3-31-2021	22.75	43.70	146	1.86		0.63	—	—	40
Year ended 3-31-2020	16.24	-11.37	298	1.88		1.34	—	—	44
Year ended 3-31-2019	19.33	1.99	634	1.83		1.05	—	—	52
Year ended 3-31-2018	22.71	12.29	995	1.89		0.11	—	—	34
Year ended 3-31-2017	20.71	4.23	1,620	1.83		-0.75	—	—	51
Class E Shares
Year ended 3-31-2021	24.56	44.95	39	0.93	(6)	1.48	1.17	1.24	40
Year ended 3-31-2020	17.48	-10.58	30	1.00		2.17	1.25	1.92	44
Year ended 3-31-2019	20.71	2.74	37	1.04	(5)	1.82	1.31	1.55	52
Year ended 3-31-2018	24.11	13.29	37	1.00		1.03	1.30	0.73	34
Year ended 3-31-2017	21.95	5.07	38	1.03		-0.13	1.28	-0.38	51
Class I Shares
Year ended 3-31-2021	24.85	45.16	713	0.83		1.59	—	—	40
Year ended 3-31-2020	17.68	-10.44	586	0.87		2.31	—	—	44
Year ended 3-31-2019	20.93	2.93	805	0.89		1.97	—	—	52
Year ended 3-31-2018	24.33	13.48	622	0.85		1.15	—	—	34
Year ended 3-31-2017	22.16	5.22	952	0.85		0.23	—	—	51
Class N Shares
Year ended 3-31-2021	24.92	45.35	19	0.67		1.62	—	—	40
Year ended 3-31-2020	17.73	-10.32	8	0.72		2.35	—	—	44
Year ended 3-31-2019	20.99	3.03	5	0.79		2.03	—	—	52
Year ended 3-31-2018	24.40	13.65	2	0.78		1.19	—	—	34
Year ended 3-31-2017	22.24	5.40	13	0.69		0.07	—	—	51
Class R Shares
Year ended 3-31-2021	24.09	44.26	28	1.42		1.02	—	—	40
Year ended 3-31-2020	17.17	-10.93	28	1.46		1.72	—	—	44
Year ended 3-31-2019	20.35	2.32	44	1.47		1.40	—	—	52
Year ended 3-31-2018	23.73	12.74	54	1.45		0.57	—	—	34
Year ended 3-31-2017	21.59	4.65	65	1.43		-0.48	—	—	51
Class Y Shares
Year ended 3-31-2021	24.53	44.75	109	1.07		1.36	1.08	1.35	40
Year ended 3-31-2020	17.47	-10.64	98	1.11		2.08	—	—	44
Year ended 3-31-2019	20.69	2.70	151	1.13		1.73	—	—	52
Year ended 3-31-2018	24.09	13.15	175	1.10		0.92	—	—	34
Year ended 3-31-2017	21.92	4.98	237	1.08		—	—	—	51

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	69

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY BALANCED FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$20.43	$0.24	$8.38	$8.62	$(0.28)	$(1.48)	$(1.76)
Year ended 3-31-2020	23.58	0.31	(1.57)	(1.26)	(0.34)	(1.55)	(1.89)
Year ended 3-31-2019	24.74	0.37	1.03	1.40	(0.36)	(2.20)	(2.56)
Year ended 3-31-2018	24.33	0.37	1.18	1.55	(0.48)	(0.66)	(1.14)
Year ended 3-31-2017	22.99	0.33	1.59	1.92	(0.30)	(0.28)	(0.58)
Class B Shares(4)
Year ended 3-31-2021	20.15	0.04	8.25	8.29	(0.12)	(1.48)	(1.60)
Year ended 3-31-2020	23.29	0.11	(1.55)	(1.44)	(0.15)	(1.55)	(1.70)
Year ended 3-31-2019	24.47	0.18	1.01	1.19	(0.17)	(2.20)	(2.37)
Year ended 3-31-2018	24.09	0.18	1.17	1.35	(0.31)	(0.66)	(0.97)
Year ended 3-31-2017	22.78	0.15	1.59	1.74	(0.15)	(0.28)	(0.43)
Class C Shares
Year ended 3-31-2021	20.24	0.06	8.30	8.36	(0.14)	(1.48)	(1.62)
Year ended 3-31-2020	23.38	0.13	(1.55)	(1.42)	(0.17)	(1.55)	(1.72)
Year ended 3-31-2019	24.56	0.19	1.01	1.20	(0.18)	(2.20)	(2.38)
Year ended 3-31-2018	24.17	0.19	1.18	1.37	(0.32)	(0.66)	(0.98)
Year ended 3-31-2017	22.85	0.16	1.59	1.75	(0.15)	(0.28)	(0.43)
Class I Shares
Year ended 3-31-2021	20.42	0.29	8.39	8.68	(0.33)	(1.48)	(1.81)
Year ended 3-31-2020	23.57	0.36	(1.57)	(1.21)	(0.39)	(1.55)	(1.94)
Year ended 3-31-2019	24.74	0.43	1.02	1.45	(0.42)	(2.20)	(2.62)
Year ended 3-31-2018	24.33	0.43	1.19	1.62	(0.55)	(0.66)	(1.21)
Year ended 3-31-2017	22.98	0.39	1.60	1.99	(0.36)	(0.28)	(0.64)
Class N Shares
Year ended 3-31-2021	20.47	0.33	8.40	8.73	(0.36)	(1.48)	(1.84)
Year ended 3-31-2020	23.62	0.40	(1.57)	(1.17)	(0.43)	(1.55)	(1.98)
Year ended 3-31-2019	24.78	0.46	1.04	1.50	(0.46)	(2.20)	(2.66)
Year ended 3-31-2018	24.37	0.47	1.19	1.66	(0.59)	(0.66)	(1.25)
Year ended 3-31-2017	23.01	0.42	1.61	2.03	(0.39)	(0.28)	(0.67)
Class R Shares
Year ended 3-31-2021	20.39	0.15	8.36	8.51	(0.20)	(1.48)	(1.68)
Year ended 3-31-2020	23.54	0.22	(1.57)	(1.35)	(0.25)	(1.55)	(1.80)
Year ended 3-31-2019	24.70	0.28	1.04	1.32	(0.28)	(2.20)	(2.48)
Year ended 3-31-2018	24.30	0.28	1.18	1.46	(0.40)	(0.66)	(1.06)
Year ended 3-31-2017	22.96	0.25	1.60	1.85	(0.23)	(0.28)	(0.51)
Class Y Shares
Year ended 3-31-2021	20.43	0.24	8.38	8.62	(0.28)	(1.48)	(1.76)
Year ended 3-31-2020	23.58	0.31	(1.57)	(1.26)	(0.34)	(1.55)	(1.89)
Year ended 3-31-2019	24.75	0.37	1.02	1.39	(0.36)	(2.20)	(2.56)
Year ended 3-31-2018	24.34	0.38	1.17	1.55	(0.48)	(0.66)	(1.14)
Year ended 3-31-2017	22.99	0.35	1.59	1.94	(0.31)	(0.28)	(0.59)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

70	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$27.29	42.81%	$1,509	1.07%	0.95%	—%	—%	52%
Year ended 3-31-2020	20.43	-6.55	1,086	1.10	1.27	—	—	43
Year ended 3-31-2019	23.58	6.25	1,275	1.09	1.49	—	—	53
Year ended 3-31-2018	24.74	6.43	1,368	1.12	1.48	—	—	36
Year ended 3-31-2017	24.33	8.44	688	1.11	1.40	—	—	47
Class B Shares(4)
Year ended 3-31-2021	26.84	41.67	10	1.91	0.16	—	—	52
Year ended 3-31-2020	20.15	-7.32	19	1.90	0.48	—	—	43
Year ended 3-31-2019	23.29	5.43	41	1.85	0.73	—	—	53
Year ended 3-31-2018	24.47	5.64	58	1.86	0.75	—	—	36
Year ended 3-31-2017	24.09	7.68	77	1.84	0.66	—	—	47
Class C Shares
Year ended 3-31-2021	26.98	41.82	183	1.82	0.23	—	—	52
Year ended 3-31-2020	20.24	-7.24	243	1.83	0.54	—	—	43
Year ended 3-31-2019	23.38	5.46	366	1.80	0.78	—	—	53
Year ended 3-31-2018	24.56	5.69	485	1.83	0.78	—	—	36
Year ended 3-31-2017	24.17	7.72	707	1.80	0.69	—	—	47
Class I Shares
Year ended 3-31-2021	27.29	43.15	846	0.86	1.17	—	—	52
Year ended 3-31-2020	20.42	-6.32	671	0.86	1.51	—	—	43
Year ended 3-31-2019	23.57	6.51	873	0.84	1.73	—	—	53
Year ended 3-31-2018	24.74	6.66	1,043	0.88	1.72	—	—	36
Year ended 3-31-2017	24.33	8.75	673	0.85	1.63	—	—	47
Class N Shares
Year ended 3-31-2021	27.36	43.34	11	0.71	1.30	—	—	52
Year ended 3-31-2020	20.47	-6.16	7	0.71	1.65	—	—	43
Year ended 3-31-2019	23.62	6.66	15	0.70	1.88	—	—	53
Year ended 3-31-2018	24.78	6.86	10	0.72	1.88	—	—	36
Year ended 3-31-2017	24.37	8.92	10	0.70	1.77	—	—	47
Class R Shares
Year ended 3-31-2021	27.22	42.31	11	1.45	0.60	—	—	52
Year ended 3-31-2020	20.39	-6.90	11	1.45	0.91	—	—	43
Year ended 3-31-2019	23.54	5.91	13	1.43	1.14	—	—	53
Year ended 3-31-2018	24.70	6.04	13	1.46	1.13	—	—	36
Year ended 3-31-2017	24.30	8.12	14	1.44	1.04	—	—	47
Class Y Shares
Year ended 3-31-2021	27.29	42.81	16	1.07	0.97	1.10	0.94	52
Year ended 3-31-2020	20.43	-6.55	14	1.10	1.27	1.11	1.26	43
Year ended 3-31-2019	23.58	6.22	24	1.09	1.49	—	1.49	53
Year ended 3-31-2018	24.75	6.44	34	1.12	1.53	—	—	36
Year ended 3-31-2017	24.34	8.50	70	1.10	1.47	—	—	47

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	71

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY ENERGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$3.25	$0.07	$2.97	$3.04	$(0.11)	$—	$(0.11)
Year ended 3-31-2020	9.45	0.04	(6.24)	(6.20)	—	—	—
Year ended 3-31-2019	11.55	(0.05)	(2.05)	(2.10)	—	—	—
Year ended 3-31-2018	13.30	0.03	(1.74)	(1.71)	(0.04)	—	(0.04)
Year ended 3-31-2017	10.75	(0.08)	2.63	2.55	—	—	—
Class B Shares(4)
Year ended 3-31-2021	2.90	0.03	2.64	2.67	(0.03)	—	(0.03)
Year ended 3-31-2020	8.51	(0.03)	(5.58)	(5.61)	—	—	—
Year ended 3-31-2019	10.48	(0.13)	(1.84)	(1.97)	—	—	—
Year ended 3-31-2018	12.15	(0.03)	(1.64)	(1.67)	—	—	—
Year ended 3-31-2017	9.90	(0.18)	2.43	2.25	—	—	—
Class C Shares
Year ended 3-31-2021	2.97	0.03	2.73	2.76	(0.05)	—	(0.05)
Year ended 3-31-2020	8.70	(0.01)	(5.72)	(5.73)	—	—	—
Year ended 3-31-2019	10.71	(0.12)	(1.89)	(2.01)	—	—	—
Year ended 3-31-2018	12.39	0.00 *	(1.68)	(1.68)	—	—	—
Year ended 3-31-2017	10.08	(0.16)	2.47	2.31	—	—	—
Class I Shares
Year ended 3-31-2021	3.40	0.09	3.11	3.20	(0.15)	—	(0.15)
Year ended 3-31-2020	9.85	0.08	(6.53)	(6.45)	—	—	—
Year ended 3-31-2019	11.99	(0.01)	(2.13)	(2.14)	—	—	—
Year ended 3-31-2018	13.80	0.09	(1.83)	(1.74)	(0.07)	—	(0.07)
Year ended 3-31-2017	11.11	(0.05)	2.74	2.69	—	—	—
Class N Shares
Year ended 3-31-2021	3.42	0.09	3.13	3.22	(0.15)	—	(0.15)
Year ended 3-31-2020	9.90	0.08	(6.56)	(6.48)	—	—	—
Year ended 3-31-2019	12.05	0.00 *	(2.15)	(2.15)	—	—	—
Year ended 3-31-2018	13.86	0.17	(1.90)	(1.73)	(0.08)	—	(0.08)
Year ended 3-31-2017	11.14	(0.02)	2.74	2.72	—	—	—
Class R Shares
Year ended 3-31-2021	3.20	0.05	2.93	2.98	(0.08)	—	(0.08)
Year ended 3-31-2020	9.34	0.01	(6.15)	(6.14)	—	—	—
Year ended 3-31-2019	11.45	(0.08)	(2.03)	(2.11)	—	—	—
Year ended 3-31-2018	13.20	0.04	(1.77)	(1.73)	(0.02)	—	(0.02)
Year ended 3-31-2017	10.69	(0.12)	2.63	2.51	—	—	—
Class Y Shares
Year ended 3-31-2021	3.30	0.07	3.02	3.09	(0.11)	—	(0.11)
Year ended 3-31-2020	9.59	0.04	(6.33)	(6.29)	—	—	—
Year ended 3-31-2019	11.72	(0.05)	(2.08)	(2.13)	—	—	—
Year ended 3-31-2018	13.49	0.08	(1.80)	(1.72)	(0.05)	—	(0.05)
Year ended 3-31-2017	10.89	(0.07)	2.67	2.60	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Expense ratio based on the period excluding reorganization expenses was 1.44%.

(6)	Expense ratio based on the period excluding reorganization expenses was 2.36%.

(7)	Expense ratio based on the period excluding reorganization expenses was 1.09%.

72	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$6.18	94.23%	$72		1.35%		1.52%	1.87%	1.00%	30%
Year ended 3-31-2020	3.25	-65.61	40		1.41		0.52	1.71	0.22	23
Year ended 3-31-2019	9.45	-18.18	134		1.41		-0.46	1.55	-0.60	31
Year ended 3-31-2018	11.55	-12.89	211		1.46	(5)	0.26	1.53	0.19	21
Year ended 3-31-2017	13.30	23.72	158		1.41		-0.59	—	—	39
Class B Shares(4)
Year ended 3-31-2021	5.54	92.38	—	*	2.22		0.58	3.42	-0.62	30
Year ended 3-31-2020	2.90	-65.92	—	*	2.29		-0.41	2.98	-1.10	23
Year ended 3-31-2019	8.51	-18.88	1		2.21		-1.28	2.48	-1.55	31
Year ended 3-31-2018	10.48	-13.66	2		2.38	(6)	-0.25	2.49	-0.36	21
Year ended 3-31-2017	12.15	22.73	4		2.29		-1.49	—	—	39
Class C Shares
Year ended 3-31-2021	5.68	93.07	9		2.09		0.77	2.44	0.42	30
Year ended 3-31-2020	2.97	-65.86	6		2.11		-0.20	2.31	-0.40	23
Year ended 3-31-2019	8.70	-18.77	27		2.11		-1.17	2.12	-1.18	31
Year ended 3-31-2018	10.71	-13.56	48		2.15		-0.01	2.15	-0.01	21
Year ended 3-31-2017	12.39	22.92	87		2.11		-1.31	—	—	39
Class I Shares
Year ended 3-31-2021	6.45	95.08	97		0.99		1.87	1.20	1.66	30
Year ended 3-31-2020	3.40	-65.48	52		0.99		0.95	1.17	0.77	23
Year ended 3-31-2019	9.85	-17.85	158		1.03		-0.08	1.11	-0.16	31
Year ended 3-31-2018	11.99	-12.63	263		1.11	(7)	0.76	1.12	0.75	21
Year ended 3-31-2017	13.80	24.21	225		1.08		-0.35	—	—	39
Class N Shares
Year ended 3-31-2021	6.49	95.11	3		0.99		1.84	1.02	1.81	30
Year ended 3-31-2020	3.42	-65.45	2		0.99		0.95	0.99	0.95	23
Year ended 3-31-2019	9.90	-17.84	5		0.94		0.04	—	—	31
Year ended 3-31-2018	12.05	-12.48	5		0.95		1.45	—	—	21
Year ended 3-31-2017	13.86	24.42	12		0.93		-0.18	—	—	39
Class R Shares
Year ended 3-31-2021	6.10	93.40	24		1.75		1.06	1.77	1.04	30
Year ended 3-31-2020	3.20	-65.74	7		1.74		0.19	—	—	23
Year ended 3-31-2019	9.34	-18.43	18		1.68		-0.72	—	—	31
Year ended 3-31-2018	11.45	-13.11	22		1.70		0.37	—	—	21
Year ended 3-31-2017	13.20	23.48	26		1.67		-0.89	—	—	39
Class Y Shares
Year ended 3-31-2021	6.28	94.31	8		1.35		1.50	1.42	1.43	30
Year ended 3-31-2020	3.30	-65.59	4		1.41		0.46	1.42	0.45	23
Year ended 3-31-2019	9.59	-18.17	22		1.34		-0.42	—	—	31
Year ended 3-31-2018	11.72	-12.78	42		1.35		0.71	—	—	21
Year ended 3-31-2017	13.49	23.87	53		1.34		-0.54	—	—	39

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	73

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY LASALLE GLOBAL REAL ESTATE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$8.16	$0.12	$2.88	$3.00	$(0.30)	$—	$(0.30)
Year ended 3-31-2020	11.22	0.15	(2.57)	(2.42)	(0.38)	(0.26)	(0.64)
Year ended 3-31-2019	10.38	0.15	1.21	1.36	(0.31)	(0.21)	(0.52)
Year ended 3-31-2018	10.28	0.24	0.04	0.28	(0.11)	(0.07)	(0.18)
Year ended 3-31-2017	10.58	0.09	(0.14)	(0.05)	(0.25)	—	(0.25)
Class B Shares(4)
Year ended 3-31-2021	8.11	0.05	2.86	2.91	(0.26)	—	(0.26)
Year ended 3-31-2020	11.16	0.08	(2.55)	(2.47)	(0.32)	(0.26)	(0.58)
Year ended 3-31-2019	10.33	0.08	1.20	1.28	(0.24)	(0.21)	(0.45)
Year ended 3-31-2018	10.24	0.15	0.07	0.22	(0.06)	(0.07)	(0.13)
Year ended 3-31-2017	10.56	(0.04)	(0.12)	(0.16)	(0.16)	—	(0.16)
Class C Shares
Year ended 3-31-2021	8.11	0.05	2.86	2.91	(0.26)	—	(0.26)
Year ended 3-31-2020	11.15	0.08	(2.55)	(2.47)	(0.31)	(0.26)	(0.57)
Year ended 3-31-2019	10.32	0.06	1.21	1.27	(0.23)	(0.21)	(0.44)
Year ended 3-31-2018	10.24	0.14	0.06	0.20	(0.05)	(0.07)	(0.12)
Year ended 3-31-2017	10.55	(0.06)	(0.11)	(0.17)	(0.14)	—	(0.14)
Class I Shares
Year ended 3-31-2021	8.19	0.16	2.89	3.05	(0.33)	—	(0.33)
Year ended 3-31-2020	11.24	0.21	(2.57)	(2.36)	(0.43)	(0.26)	(0.69)
Year ended 3-31-2019	10.41	0.19	1.21	1.40	(0.36)	(0.21)	(0.57)
Year ended 3-31-2018	10.29	0.26	0.07	0.33	(0.14)	(0.07)	(0.21)
Year ended 3-31-2017	10.57	0.03	(0.07)	(0.04)	(0.24)	—	(0.24)
Class N Shares
Year ended 3-31-2021	8.19	0.16	2.90	3.06	(0.33)	—	(0.33)
Year ended 3-31-2020	11.26	0.20	(2.58)	(2.38)	(0.43)	(0.26)	(0.69)
Year ended 3-31-2019	10.42	0.21	1.19	1.40	(0.35)	(0.21)	(0.56)
Year ended 3-31-2018(5)	10.42	0.15	0.05	0.20	(0.13)	(0.07)	(0.20)
Class R Shares
Year ended 3-31-2021	8.14	0.15	2.81	2.96	(0.28)	—	(0.28)
Year ended 3-31-2020	11.19	0.12	(2.56)	(2.44)	(0.35)	(0.26)	(0.61)
Year ended 3-31-2019	10.36	0.09	1.23	1.32	(0.28)	(0.21)	(0.49)
Year ended 3-31-2018	10.27	0.18	0.07	0.25	(0.09)	(0.07)	(0.16)
Year ended 3-31-2017	10.57	0.00 *	(0.11)	(0.11)	(0.19)	—	(0.19)
Class Y Shares
Year ended 3-31-2021	8.27	0.20	2.83	3.03	(0.30)	—	(0.30)
Year ended 3-31-2020	11.35	0.16	(2.59)	(2.43)	(0.39)	(0.26)	(0.65)
Year ended 3-31-2019	10.50	0.14	1.24	1.38	(0.32)	(0.21)	(0.53)
Year ended 3-31-2018	10.39	0.22	0.07	0.29	(0.11)	(0.07)	(0.18)
Year ended 3-31-2017	10.64	0.07	(0.07)	0.00 *	(0.25)	—	(0.25)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from July 5, 2017 (commencement of operations of the class) through March 31, 2018.

(6)	Annualized.

(7)	Expense ratio based on the period excluding reorganization expenses was 1.51%.

(8)	Expense ratio based on the period excluding reorganization expenses was 1.05%.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

74	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$10.86	37.08%	$11		1.48%		1.23%		1.79%		0.92%		90%
Year ended 3-31-2020	8.16	-22.88	11		1.51		1.44		1.68		1.27		88
Year ended 3-31-2019	11.22	13.61	20		1.61	(7)	1.40		1.90		1.11		91
Year ended 3-31-2018	10.38	2.69	8		1.51		2.29		1.79		2.01		77
Year ended 3-31-2017	10.28	-0.45	12		1.51		0.91		2.08		0.34		49
Class B Shares(4)
Year ended 3-31-2021	10.76	36.18	1		2.09		0.53		2.25		0.37		90
Year ended 3-31-2020	8.11	-23.36	1		2.12		0.79		2.21		0.70		88
Year ended 3-31-2019	11.16	12.86	1		2.18		0.73		2.35		0.56		91
Year ended 3-31-2018	10.33	2.13	—	*	2.18		1.42		2.34		1.26		77
Year ended 3-31-2017	10.24	-1.52	—	*	2.54		-0.43		2.60		-0.49		49
Class C Shares
Year ended 3-31-2021	10.76	36.12	3		2.15		0.52		2.31		0.36		90
Year ended 3-31-2020	8.11	-23.32	3		2.17		0.75		2.26		0.66		88
Year ended 3-31-2019	11.15	12.72	4		2.27		0.60		2.44		0.43		91
Year ended 3-31-2018	10.32	1.96	1		2.30		1.30		2.47		1.13		77
Year ended 3-31-2017	10.24	-1.62	1		2.66		-0.57		2.72		-0.63		49
Class I Shares
Year ended 3-31-2021	10.91	37.55	63		1.05		1.64		1.41		1.28		90
Year ended 3-31-2020	8.19	-22.41	60		1.05		1.90		1.34		1.61		88
Year ended 3-31-2019	11.24	14.00	88		1.20	(8)	1.76		1.55		1.41		91
Year ended 3-31-2018	10.41	3.20	28		1.05		2.48		1.41		2.12		77
Year ended 3-31-2017	10.29	-0.39	20		1.50		0.25		1.61		0.14		49
Class N Shares
Year ended 3-31-2021	10.92	37.67	15		1.05		1.71		1.22		1.54		90
Year ended 3-31-2020	8.19	-22.53	22		1.05		1.90		1.16		1.79		88
Year ended 3-31-2019	11.26	14.08	30		1.13	(8)	2.01		1.31		1.83		91
Year ended 3-31-2018(5)	10.42	1.89	30		1.05	(6)	1.96	(6)	1.27	(6)	1.74	(6)	77	(9)
Class R Shares
Year ended 3-31-2021	10.82	36.66	1		1.80		1.66		1.98		1.48		90
Year ended 3-31-2020	8.14	-23.08	3		1.80		1.16		1.93		1.03		88
Year ended 3-31-2019	11.19	13.19	6		1.93		0.83		2.10		0.66		91
Year ended 3-31-2018	10.36	2.39	—	*	1.81		1.74		1.97		1.58		77
Year ended 3-31-2017	10.27	-1.01	—	*	2.13		-0.05		2.20		-0.12		49
Class Y Shares
Year ended 3-31-2021	11.00	36.96	1		1.45		2.15		1.61		1.99		90
Year ended 3-31-2020	8.27	-22.73	4		1.46		1.46		1.55		1.37		88
Year ended 3-31-2019	11.35	13.64	5		1.51		1.29		1.68		1.12		91
Year ended 3-31-2018	10.50	2.76	1		1.46		2.11		1.62		1.95		77
Year ended 3-31-2017	10.39	0.03	1		1.52		0.70		1.87		0.35		49

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	75

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY NATURAL RESOURCES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$7.85	$0.09	$4.51	$4.60	$(0.03)	$—	$(0.03)
Year ended 3-31-2020	13.45	0.13	(5.51)	(5.38)	(0.22)	—	(0.22)
Year ended 3-31-2019	14.82	0.12	(1.49)	(1.37)	—	—	—
Year ended 3-31-2018	14.80	(0.03)	0.05	0.02	—	—	—
Year ended 3-31-2017	12.53	(0.03)	2.31	2.28	(0.01)	—	(0.01)
Class B Shares(4)
Year ended 3-31-2021	6.48	(0.29)	3.62	3.33	—	—	—
Year ended 3-31-2020	11.12	(0.11)	(4.53)	(4.64)	—	—	—
Year ended 3-31-2019	12.44	(0.08)	(1.24)	(1.32)	—	—	—
Year ended 3-31-2018	12.57	(0.18)	0.05	(0.13)	—	—	—
Year ended 3-31-2017	10.75	(0.15)	1.97	1.82	—	—	—
Class C Shares
Year ended 3-31-2021	6.48	0.01	3.74	3.75	(0.01)	—	(0.01)
Year ended 3-31-2020	11.13	0.03	(4.55)	(4.52)	(0.13)	—	(0.13)
Year ended 3-31-2019	12.33	0.03	(1.23)	(1.20)	—	—	—
Year ended 3-31-2018	12.39	(0.12)	0.06	(0.06)	—	—	—
Year ended 3-31-2017	10.55	(0.10)	1.94	1.84	—	—	—
Class E Shares
Year ended 3-31-2021	8.05	0.16	4.64	4.80	(0.08)	—	(0.08)
Year ended 3-31-2020	13.81	0.20	(5.64)	(5.44)	(0.32)	—	(0.32)
Year ended 3-31-2019	15.25	0.17	(1.55)	(1.38)	(0.06)	—	(0.06)
Year ended 3-31-2018	15.15	0.04	0.06	0.10	—	—	—
Year ended 3-31-2017	12.81	0.04	2.37	2.41	(0.07)	—	(0.07)
Class I Shares
Year ended 3-31-2021	8.18	0.16	4.73	4.89	(0.08)	—	(0.08)
Year ended 3-31-2020	14.06	0.21	(5.74)	(5.53)	(0.35)	—	(0.35)
Year ended 3-31-2019	15.50	0.20	(1.57)	(1.37)	(0.07)	—	(0.07)
Year ended 3-31-2018	15.40	0.05	0.05	0.10	—	—	—
Year ended 3-31-2017	13.02	0.05	2.41	2.46	(0.08)	—	(0.08)
Class N Shares
Year ended 3-31-2021	8.21	0.18	4.73	4.91	(0.09)	—	(0.09)
Year ended 3-31-2020	14.12	0.23	(5.75)	(5.52)	(0.39)	—	(0.39)
Year ended 3-31-2019	15.58	0.23	(1.59)	(1.36)	(0.10)	—	(0.10)
Year ended 3-31-2018	15.44	0.07	0.07	0.14	—	—	—
Year ended 3-31-2017	13.06	0.07	2.42	2.49	(0.11)	—	(0.11)
Class R Shares
Year ended 3-31-2021	7.75	0.09	4.45	4.54	(0.04)	—	(0.04)
Year ended 3-31-2020	13.26	0.13	(5.42)	(5.29)	(0.22)	—	(0.22)
Year ended 3-31-2019	14.63	0.10	(1.47)	(1.37)	—	—	—
Year ended 3-31-2018	14.61	(0.04)	0.06	0.02	—	—	—
Year ended 3-31-2017	12.37	(0.04)	2.28	2.24	—	—	—
Class Y Shares
Year ended 3-31-2021	8.04	0.13	4.63	4.76	(0.06)	—	(0.06)
Year ended 3-31-2020	13.79	0.17	(5.63)	(5.46)	(0.29)	—	(0.29)
Year ended 3-31-2019	15.21	0.16	(1.54)	(1.38)	(0.04)	—	(0.04)
Year ended 3-31-2018	15.14	0.01	0.06	0.07	—	—	—
Year ended 3-31-2017	12.80	0.01	2.38	2.39	(0.05)	—	(0.05)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

76	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$12.42	58.68%	$136		1.84%	0.82%	—%	—%	52%
Year ended 3-31-2020	7.85	-40.58	102		1.77	1.05	—	—	44
Year ended 3-31-2019	13.45	-9.31	218		1.59	0.82	—	—	21
Year ended 3-31-2018	14.82	0.20	288		1.73	-0.19	—	—	33
Year ended 3-31-2017	14.80	18.19	329		1.72	-0.22	—	—	64
Class B Shares(4)
Year ended 3-31-2021	9.81	51.39	—	*	6.05	-3.48	—	—	52
Year ended 3-31-2020	6.48	-41.73	—	*	3.81	-1.04	—	—	44
Year ended 3-31-2019	11.12	-10.61	2		3.01	-0.66	—	—	21
Year ended 3-31-2018	12.44	-1.03	3		2.98	-1.50	—	—	33
Year ended 3-31-2017	12.57	16.93	7		2.77	-1.27	—	—	64
Class C Shares
Year ended 3-31-2021	10.22	57.83	3		2.49	0.07	—	—	52
Year ended 3-31-2020	6.48	-41.02	5		2.48	0.30	—	—	44
Year ended 3-31-2019	11.13	-9.73	21		2.07	0.28	—	—	21
Year ended 3-31-2018	12.33	-0.48	40		2.40	-0.98	—	—	33
Year ended 3-31-2017	12.39	17.44	100		2.34	-0.84	—	—	64
Class E Shares
Year ended 3-31-2021	12.77	59.72	3		1.17	1.48	2.21	0.44	52
Year ended 3-31-2020	8.05	-40.26	2		1.24	1.57	2.15	0.66	44
Year ended 3-31-2019	13.81	-9.03	4		1.27	1.17	2.03	0.41	21
Year ended 3-31-2018	15.25	0.66	5		1.27	0.27	2.15	-0.61	33
Year ended 3-31-2017	15.15	18.77	5		1.27	0.25	2.19	-0.67	64
Class I Shares
Year ended 3-31-2021	12.99	59.85	71		1.20	1.46	—	—	52
Year ended 3-31-2020	8.18	-40.26	54		1.19	1.63	—	—	44
Year ended 3-31-2019	14.06	-8.86	106		1.10	1.30	—	—	21
Year ended 3-31-2018	15.50	0.71	154		1.20	0.32	—	—	33
Year ended 3-31-2017	15.40	18.88	188		1.19	0.33	—	—	64
Class N Shares
Year ended 3-31-2021	13.03	59.94	1		0.99	1.64	—	—	52
Year ended 3-31-2020	8.21	-40.11	3		1.02	1.81	—	—	44
Year ended 3-31-2019	14.12	-8.71	5		0.93	1.48	—	—	21
Year ended 3-31-2018	15.58	0.91	6		1.04	0.46	—	—	33
Year ended 3-31-2017	15.44	19.01	10		1.02	0.48	—	—	64
Class R Shares
Year ended 3-31-2021	12.25	58.67	12		1.77	0.90	—	—	52
Year ended 3-31-2020	7.75	-40.53	7		1.76	1.06	—	—	44
Year ended 3-31-2019	13.26	-9.36	15		1.67	0.73	—	—	21
Year ended 3-31-2018	14.63	0.14	21		1.78	-0.26	—	—	33
Year ended 3-31-2017	14.61	18.11	26		1.77	-0.25	—	—	64
Class Y Shares
Year ended 3-31-2021	12.74	59.33	11		1.42	1.23	—	—	52
Year ended 3-31-2020	8.04	-40.40	8		1.42	1.39	—	—	44
Year ended 3-31-2019	13.79	-9.03	18		1.33	1.09	—	—	21
Year ended 3-31-2018	15.21	0.46	26		1.43	0.09	—	—	33
Year ended 3-31-2017	15.14	18.63	32		1.43	0.08	—	—	64

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	77

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY SCIENCE AND TECHNOLOGY FUND

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$59.85	$(0.55)	$40.68	$40.13	$—	$(7.94)	$(7.94)
Year ended 3-31-2020	65.00	(0.38)	3.45	3.07	—	(8.22)	(8.22)
Year ended 3-31-2019	65.33	(0.30)	7.42	7.12	—	(7.45)	(7.45)
Year ended 3-31-2018	56.65	(0.36)	13.46	13.10	—	(4.42)	(4.42)
Year ended 3-31-2017	46.35	(0.32)	10.62	10.30	—	—	—
Class B Shares(4)
Year ended 3-31-2021	46.00	(0.94)	31.05	30.11	—	(7.94)	(7.94)
Year ended 3-31-2020	51.83	(0.77)	2.99	2.22	—	(8.05)	(8.05)
Year ended 3-31-2019	54.08	(0.70)	5.90	5.20	—	(7.45)	(7.45)
Year ended 3-31-2018	47.68	(0.76)	11.33	10.57	—	(4.17)	(4.17)
Year ended 3-31-2017	39.32	(0.59)	8.95	8.36	—	—	—
Class C Shares
Year ended 3-31-2021	48.52	(0.95)	32.81	31.86	—	(7.94)	(7.94)
Year ended 3-31-2020	54.26	(0.76)	3.07	2.31	—	(8.05)	(8.05)
Year ended 3-31-2019	56.20	(0.67)	6.18	5.51	—	(7.45)	(7.45)
Year ended 3-31-2018	49.39	(0.76)	11.74	10.98	—	(4.17)	(4.17)
Year ended 3-31-2017	40.70	(0.59)	9.28	8.69	—	—	—
Class E Shares
Year ended 3-31-2021	59.18	(0.63)	40.22	39.59	—	(7.94)	(7.94)
Year ended 3-31-2020	64.37	(0.45)	3.43	2.98	—	(8.17)	(8.17)
Year ended 3-31-2019	64.88	(0.39)	7.33	6.94	—	(7.45)	(7.45)
Year ended 3-31-2018	56.28	(0.44)	13.43	12.99	—	(4.39)	(4.39)
Year ended 3-31-2017	46.08	(0.33)	10.53	10.20	—	—	—
Class I Shares
Year ended 3-31-2021	67.65	(0.45)	46.06	45.61	—	(7.94)	(7.94)
Year ended 3-31-2020	72.51	(0.27)	3.71	3.44	—	(8.30)	(8.30)
Year ended 3-31-2019	71.85	(0.17)	8.28	8.11	—	(7.45)	(7.45)
Year ended 3-31-2018	61.88	(0.26)	14.77	14.51	—	(4.54)	(4.54)
Year ended 3-31-2017	50.49	(0.19)	11.58	11.39	—	—	—
Class N Shares
Year ended 3-31-2021	68.24	(0.32)	46.50	46.18	—	(7.94)	(7.94)
Year ended 3-31-2020	73.03	(0.15)	3.75	3.60	—	(8.39)	(8.39)
Year ended 3-31-2019	72.20	(0.04)	8.32	8.28	—	(7.45)	(7.45)
Year ended 3-31-2018	62.13	(0.17)	14.85	14.68	—	(4.61)	(4.61)
Year ended 3-31-2017	50.62	(0.10)	11.61	11.51	—	—	—
Class R Shares
Year ended 3-31-2021	57.58	(0.85)	39.07	38.22	—	(7.94)	(7.94)
Year ended 3-31-2020	62.89	(0.63)	3.37	2.74	—	(8.05)	(8.05)
Year ended 3-31-2019	63.68	(0.52)	7.18	6.66	—	(7.45)	(7.45)
Year ended 3-31-2018	55.38	(0.61)	13.18	12.57	—	(4.27)	(4.27)
Year ended 3-31-2017	45.45	(0.46)	10.39	9.93	—	—	—
Class Y Shares
Year ended 3-31-2021	64.00	(0.58)	43.51	42.93	—	(7.94)	(7.94)
Year ended 3-31-2020	69.01	(0.40)	3.60	3.20	—	(8.21)	(8.21)
Year ended 3-31-2019	68.90	(0.31)	7.87	7.56	—	(7.45)	(7.45)
Year ended 3-31-2018	59.54	(0.43)	14.21	13.78	—	(4.42)	(4.42)
Year ended 3-31-2017	48.70	(0.31)	11.15	10.84	—	—	—

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Expense ratio based on the period excluding reorganization expenses was 2.03%.

(6)	Expense ratio based on the period excluding reorganization expenses was 1.30%.

(7)	Expense ratio based on the period excluding reorganization expenses was 1.22%.

78	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$92.04	67.65%	$5,696	1.14%		-0.66%	—%	—%	9%
Year ended 3-31-2020	59.85	2.98	3,626	1.18		-0.54	—	—	23
Year ended 3-31-2019	65.00	12.63	3,956	1.20		-0.45	—	—	14
Year ended 3-31-2018	65.33	23.34	4,018	1.22		-0.56	—	—	22
Year ended 3-31-2017	56.65	22.22	1,026	1.30		-0.66	—	—	16
Class B Shares(4)
Year ended 3-31-2021	68.17	66.19	16	2.01		-1.52	2.03	-1.54	9
Year ended 3-31-2020	46.00	2.09	22	2.03		-1.39	2.05	-1.41	23
Year ended 3-31-2019	51.83	11.70	37	2.05	(5)	-1.29	2.06	-1.30	14
Year ended 3-31-2018	54.08	22.36	48	2.03		-1.42	—	—	22
Year ended 3-31-2017	47.68	21.26	48	2.06		-1.41	—	—	16
Class C Shares
Year ended 3-31-2021	72.44	66.37	413	1.92		-1.45	—	—	9
Year ended 3-31-2020	48.52	2.17	407	1.95		-1.31	—	—	23
Year ended 3-31-2019	54.26	11.79	532	1.94		-1.18	—	—	14
Year ended 3-31-2018	56.20	22.44	608	1.98		-1.38	—	—	22
Year ended 3-31-2017	49.39	21.35	683	2.00		-1.35	—	—	16
Class E Shares
Year ended 3-31-2021	90.83	67.51	60	1.24		-0.76	1.28	-0.80	9
Year ended 3-31-2020	59.18	2.85	36	1.28		-0.65	1.36	-0.73	23
Year ended 3-31-2019	64.37	12.46	36	1.35	(6)	-0.60	1.45	-0.70	14
Year ended 3-31-2018	64.88	23.28	32	1.30		-0.69	1.46	-0.85	22
Year ended 3-31-2017	56.28	22.13	25	1.33		-0.67	1.58	-0.92	16
Class I Shares
Year ended 3-31-2021	105.32	67.96	2,878	0.96		-0.48	—	—	9
Year ended 3-31-2020	67.65	3.17	1,938	0.98		-0.34	—	—	23
Year ended 3-31-2019	72.51	12.88	2,203	0.98		-0.23	—	—	14
Year ended 3-31-2018	71.85	23.63	2,235	1.00		-0.37	—	—	22
Year ended 3-31-2017	61.88	22.56	1,327	1.00		-0.35	—	—	16
Class N Shares
Year ended 3-31-2021	106.48	68.22	192	0.81		-0.33	—	—	9
Year ended 3-31-2020	68.24	3.34	96	0.83		-0.20	—	—	23
Year ended 3-31-2019	73.03	13.07	101	0.82		-0.05	—	—	14
Year ended 3-31-2018	72.20	23.82	73	0.85		-0.24	—	—	22
Year ended 3-31-2017	62.13	22.74	93	0.85		-0.18	—	—	16
Class R Shares
Year ended 3-31-2021	87.86	66.99	151	1.55		-1.08	—	—	9
Year ended 3-31-2020	57.58	2.57	110	1.57		-0.93	—	—	23
Year ended 3-31-2019	62.89	12.23	127	1.56		-0.81	—	—	14
Year ended 3-31-2018	63.68	22.91	129	1.58		-0.98	—	—	22
Year ended 3-31-2017	55.38	21.85	108	1.59		-0.94	—	—	16
Class Y Shares
Year ended 3-31-2021	98.99	67.64	455	1.14		-0.66	1.20	-0.72	9
Year ended 3-31-2020	64.00	2.98	340	1.18		-0.54	1.22	-0.58	23
Year ended 3-31-2019	69.01	12.64	442	1.20		-0.44	1.21	-0.45	14
Year ended 3-31-2018	68.90	23.33	554	1.24	(7)	-0.64	—	—	22
Year ended 3-31-2017	59.54	22.26	644	1.24		-0.59	—	—	16

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	79

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY SECURIAN REAL ESTATE SECURITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$18.83	$0.17	$6.22	$6.39	$(0.25)	$(0.15)	$(0.40)
Year ended 3-31-2020	24.45	0.30	(3.61)	(3.31)	(0.32)	(1.99)	(2.31)
Year ended 3-31-2019	22.41	0.30	3.35	3.65	(0.33)	(1.28)	(1.61)
Year ended 3-31-2018	25.94	0.39	(0.82)	(0.43)	(0.18)	(2.92)	(3.10)
Year ended 3-31-2017	28.60	0.24	(0.26)	(0.02)	(0.35)	(2.29)	(2.64)
Class B Shares(4)
Year ended 3-31-2021	17.97	0.04	5.84	5.88	(0.06)	(0.15)	(0.21)
Year ended 3-31-2020	23.45	0.07	(3.45)	(3.38)	(0.11)	(1.99)	(2.10)
Year ended 3-31-2019	21.54	0.08	3.19	3.27	(0.08)	(1.28)	(1.36)
Year ended 3-31-2018	25.11	0.14	(0.79)	(0.65)	—	(2.92)	(2.92)
Year ended 3-31-2017	27.80	(0.03)	(0.23)	(0.26)	(0.14)	(2.29)	(2.43)
Class C Shares
Year ended 3-31-2021	18.32	0.06	5.96	6.02	(0.08)	(0.15)	(0.23)
Year ended 3-31-2020	23.86	0.12	(3.52)	(3.40)	(0.15)	(1.99)	(2.14)
Year ended 3-31-2019	21.90	0.17	3.21	3.38	(0.14)	(1.28)	(1.42)
Year ended 3-31-2018	25.45	0.23	(0.84)	(0.61)	(0.02)	(2.92)	(2.94)
Year ended 3-31-2017	28.15	(0.01)	(0.21)	(0.22)	(0.19)	(2.29)	(2.48)
Class E Shares
Year ended 3-31-2021	18.84	0.21	6.22	6.43	(0.28)	(0.15)	(0.43)
Year ended 3-31-2020	24.45	0.31	(3.60)	(3.29)	(0.33)	(1.99)	(2.32)
Year ended 3-31-2019	22.41	0.29	3.36	3.65	(0.33)	(1.28)	(1.61)
Year ended 3-31-2018	25.94	0.34	(0.77)	(0.43)	(0.18)	(2.92)	(3.10)
Year ended 3-31-2017	28.60	0.12	(0.15)	(0.03)	(0.34)	(2.29)	(2.63)
Class I Shares
Year ended 3-31-2021	18.99	0.25	6.27	6.52	(0.31)	(0.15)	(0.46)
Year ended 3-31-2020	24.63	0.38	(3.62)	(3.24)	(0.41)	(1.99)	(2.40)
Year ended 3-31-2019	22.57	0.39	3.36	3.75	(0.41)	(1.28)	(1.69)
Year ended 3-31-2018	26.11	0.41	(0.74)	(0.33)	(0.29)	(2.92)	(3.21)
Year ended 3-31-2017	28.75	0.13	(0.05)	0.08	(0.43)	(2.29)	(2.72)
Class N Shares
Year ended 3-31-2021	19.02	0.28	6.28	6.56	(0.34)	(0.15)	(0.49)
Year ended 3-31-2020	24.66	0.43	(3.64)	(3.21)	(0.44)	(1.99)	(2.43)
Year ended 3-31-2019	22.59	0.57	3.23	3.80	(0.45)	(1.28)	(1.73)
Year ended 3-31-2018	26.15	0.63	(0.92)	(0.29)	(0.35)	(2.92)	(3.27)
Year ended 3-31-2017	28.78	0.29	(0.16)	0.13	(0.47)	(2.29)	(2.76)
Class R Shares
Year ended 3-31-2021	18.81	0.13	6.20	6.33	(0.21)	(0.15)	(0.36)
Year ended 3-31-2020	24.42	0.27	(3.62)	(3.35)	(0.27)	(1.99)	(2.26)
Year ended 3-31-2019	22.39	0.25	3.34	3.59	(0.28)	(1.28)	(1.56)
Year ended 3-31-2018	25.92	0.36	(0.85)	(0.49)	(0.12)	(2.92)	(3.04)
Year ended 3-31-2017	28.59	0.09	(0.17)	(0.08)	(0.30)	(2.29)	(2.59)
Class Y Shares
Year ended 3-31-2021	18.86	0.21	6.23	6.44	(0.28)	(0.15)	(0.43)
Year ended 3-31-2020	24.48	0.33	(3.60)	(3.27)	(0.36)	(1.99)	(2.35)
Year ended 3-31-2019	22.44	0.34	3.34	3.68	(0.36)	(1.28)	(1.64)
Year ended 3-31-2018	25.97	0.40	(0.79)	(0.39)	(0.22)	(2.92)	(3.14)
Year ended 3-31-2017	28.62	0.24	(0.21)	0.03	(0.39)	(2.29)	(2.68)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

80	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$24.82	34.24%	$130		1.45%	0.79%	1.55%	0.69%	76%
Year ended 3-31-2020	18.83	-15.35	122		1.43	1.21	1.53	1.11	59
Year ended 3-31-2019	24.45	16.83	173		1.44	1.29	1.54	1.19	69
Year ended 3-31-2018	22.41	-2.58	189		1.42	1.51	1.52	1.41	68
Year ended 3-31-2017	25.94	0.02	261		1.43	0.87	1.53	0.77	77
Class B Shares(4)
Year ended 3-31-2021	23.64	32.87	—	*	2.49	0.21	2.59	0.11	76
Year ended 3-31-2020	17.97	-16.16	1		2.42	0.30	2.52	0.20	59
Year ended 3-31-2019	23.45	15.61	2		2.44	0.38	2.54	0.28	69
Year ended 3-31-2018	21.54	-3.48	2		2.39	0.57	2.49	0.47	68
Year ended 3-31-2017	25.11	-0.88	3		2.34	-0.10	2.44	-0.20	77
Class C Shares
Year ended 3-31-2021	24.11	33.03	2		2.33	0.27	2.43	0.17	76
Year ended 3-31-2020	18.32	-15.99	3		2.25	0.50	2.35	0.40	59
Year ended 3-31-2019	23.86	15.90	6		2.19	0.74	2.29	0.64	69
Year ended 3-31-2018	21.90	-3.26	8		2.19	0.93	2.29	0.83	68
Year ended 3-31-2017	25.45	-0.72	15		2.16	-0.02	2.26	-0.12	77
Class E Shares
Year ended 3-31-2021	24.84	34.41	3		1.31	0.96	1.77	0.50	76
Year ended 3-31-2020	18.84	-15.26	3		1.37	1.24	1.75	0.86	59
Year ended 3-31-2019	24.45	16.80	3		1.42	1.24	1.79	0.87	69
Year ended 3-31-2018	22.41	-2.54	3		1.43	1.34	1.79	0.98	68
Year ended 3-31-2017	25.94	—	4		1.45	0.44	1.79	0.10	77
Class I Shares
Year ended 3-31-2021	25.05	34.68	127		1.08	1.15	1.18	1.05	76
Year ended 3-31-2020	18.99	-15.01	121		1.08	1.54	1.18	1.44	59
Year ended 3-31-2019	24.63	17.22	160		1.07	1.65	1.17	1.55	69
Year ended 3-31-2018	22.57	-2.17	173		1.06	1.60	1.16	1.50	68
Year ended 3-31-2017	26.11	0.39	208		1.05	0.45	1.15	0.35	77
Class N Shares
Year ended 3-31-2021	25.09	34.84	1		0.94	1.26	1.04	1.16	76
Year ended 3-31-2020	19.02	-14.86	—	*	0.94	1.70	1.04	1.60	59
Year ended 3-31-2019	24.66	17.42	1		0.91	2.40	1.01	2.30	69
Year ended 3-31-2018	22.59	-2.04	1		0.89	2.38	0.99	2.28	68
Year ended 3-31-2017	26.15	0.56	3		0.87	1.04	0.97	0.94	77
Class R Shares
Year ended 3-31-2021	24.78	33.88	—	*	1.67	0.61	1.77	0.51	76
Year ended 3-31-2020	18.81	-15.51	—	*	1.69	1.07	1.79	0.97	59
Year ended 3-31-2019	24.42	16.57	1		1.64	1.05	1.74	0.95	69
Year ended 3-31-2018	22.39	-2.79	1		1.66	1.40	1.76	1.30	68
Year ended 3-31-2017	25.92	-0.18	2		1.64	0.33	1.74	0.23	77
Class Y Shares
Year ended 3-31-2021	24.87	34.45	70		1.30	0.95	1.40	0.85	76
Year ended 3-31-2020	18.86	-15.21	63		1.29	1.35	1.39	1.25	59
Year ended 3-31-2019	24.48	16.99	90		1.28	1.45	1.38	1.35	69
Year ended 3-31-2018	22.44	-2.42	98		1.27	1.57	1.37	1.47	68
Year ended 3-31-2017	25.97	0.19	129		1.26	0.86	1.36	0.76	77

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	81

NOTES TO FINANCIAL STATEMENTS	IVY FUNDS

MARCH 31, 2021

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Energy Fund, Ivy LaSalle Global Real Estate Fund, Ivy Natural Resources Fund, Ivy Science and Technology Fund and Ivy Securian Real Estate Securities Fund (each, a “Fund”) are seven series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Funds’ Prospectus and Statement of Additional Information (“SAI”). Each Fund’s investment manager during the fiscal year ended March 31, 2021 was Ivy Investment Management Company (“IICO” or the “Manager”).

Each Fund offers Class A, Class B, Class C, Class I, Class N, Class Y, and Class R shares. The Funds’ Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges from Class B shares of another fund within Ivy Funds. Certain Funds may also offer Class E shares. Effective June 19, 2020, Ivy Balanced Fund and Ivy Energy Fund liquidated Class E shares. Class A and Class E shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $500,000 or more that are subsequently redeemed within 12 months of purchase. For Class E shares, a 1% CDSC is only imposed on shares purchased at NAV for $250,000 or more that are subsequently redeemed within 12 months of purchase. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC. Class I, Class N, Class R and Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, B, C, E, R and Y have a distribution and service plan. Class I shares and Class N shares are not included in the plan. With certain exceptions described in the Prospectus, Class B shares will automatically convert to Class A shares 96 months after the date of purchase. With certain exceptions described in the Prospectus, Class C shares will automatically convert to Class A shares 96 months after the date of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain. The financial statements reflect an estimate of the reclassification of the distribution character.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The Funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the

82	ANNUAL REPORT	2021

relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statements of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statements of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

The London Interbank Offered Rate “LIBOR” is an indicative measure of the average interest rate at which major global banks could borrow from one another. LIBOR is quoted in multiple currencies and multiple time frames using data reported by private-sector banks. LIBOR is used extensively in the United States and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds and loans, floating rate mortgages, asset-backed securities, consumer loans, and interest rate swaps and other derivatives.

It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market.

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Management believes that, with respect to any significant investments by the Funds in instruments linked to LIBOR, the impact on investments and discontinuation of LIBOR may represent a significant risk.

However, management acknowledges that the anticipated transition away from LIBOR will occur after 2021 and certain of the current investments will mature prior to that time. Furthermore, the ways in which LIBOR’s discontinuation potentially could impact the Funds’ investments is not fully known. The extent of that impact may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments.

In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by a Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging.

As the impacts of the transition become clearer during the next year, management will be evaluating the impacts of these changes.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Loans. Certain Funds may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, the LIBOR or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no direct right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

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Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield IICO, or the Fund’s investment subadviser, as applicable, consider advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statements of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. On December 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the “Ivy Funds”), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”).

The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust, and distributed by Delaware Distributors, L.P.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors

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as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. IICO, pursuant to authority delegated by the Board, has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

86	ANNUAL REPORT	2021

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Bullion. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded and are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, which values are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Exchange-traded futures contracts are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the- counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

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Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statements of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations.

Forward Foreign Currency Contracts. Certain Funds are authorized to enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts are valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE. The resulting unrealized appreciation and depreciation is reported on the Statements of Assets and Liabilities as a receivable or payable and on the Statements of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statements of Operations.

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Ivy Natural Resources Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Option Contracts. Options purchased by a Fund are accounted for in the same manner as portfolio securities. The cost of the underlying instruments acquired through the exercise of call options is increased by the premium paid to purchase the

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call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Fund has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying instrument. With written options, there may be times when a Fund will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying instrument.

Option contracts can be traded on a regulated exchange or traded OTC. Unlike the trades on a regulated exchange where the clearinghouse guarantees the performances of both the buyer and the seller, to the extent a Fund enters into OTC option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Ivy Asset Strategy Fund, Ivy Balanced Fund and Ivy Science and Technology Fund purchase and write call and put options to increase or decrease hedging exposure to underlying instruments (which include credit risk, equity risk, foreign currency exchange rate risk, event risk and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums.

Swap Agreements. Certain Funds are authorized to invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”).

Swaps are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation) on the Statements of Operations. Payments received or made by the Fund are recorded as realized gain or loss on the Statements of Operations. Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, if any, on the Statements of Assets and Liabilities and amortized over the term of the swap. An early termination payment received or made at an early termination or a final payment made at the maturity of the swap is recorded as realized gain or loss on the Statements of Operations.

After a centrally cleared swap is accepted for clearing, a Fund may be required to deposit initial margin with a Clearing Member in the form of cash or securities. Securities deposited as initial margin, if any, are designated on the Schedule of Investments. Cash deposited as initial margin is identified on the Schedule of Investments and is recorded as restricted cash on the Statements of Assets and Liabilities.

Total return swaps involve a commitment of one party to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities including a variety of securities or representing a particular index. To the extent the total return of the security, a basket of securities, or an index exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Ivy Asset Strategy Fund enters into total return swaps to hedge exposure to a security or market.

The creditworthiness of the counterparty with which a Fund enters into a swap agreement is monitored by IICO. If a counterparty creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized due to facts specific to certain situations (i.e., collateral may not have been posted by the counterparty due to the required collateral amount being less than the pre-agreed thresholds. Additionally, regulatory developments called stay resolutions and the ensuing required contractual amendments to the transactional documentation, including derivatives, permit the relevant regulators to preclude parties to a transaction from terminating trades, among other rights it may have in the trade agreements should a counterparty that it regulates experience financial distress. A relevant regulator also has the authority to reduce the value of certain liabilities owed by the counterparty to a Fund and/or convert cash liabilities of a regulated entity into equity holdings. The power given to the relevant regulators

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includes the ability to amend transactional agreements unilaterally, modify the maturity of eligible liabilities, reduce the amount of interest payable or change the date on which interest becomes payable, among other powers.

To prevent incurring losses due to the counterparty credit risk, IICO actively monitors the creditworthiness of the counterparties with which it has entered financial transactions. IICO consistently and frequently risk manages the credit risk of the counterparties it faces in transactions.

Collateral and rights of offset. A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing all OTC derivative transactions between the Fund and each of its counterparties. Although it is not possible to eliminate credit risk entirely, the CSA allows the Fund and its counterparty to reduce their exposure to the risk of payment default by the other party by holding an amount in collateral equivalent to the realized and unrealized amount of exposure to the counterparty, which is generally held by the Fund’s custodian. An amount of collateral is moved to/from applicable counterparties only if the amount of collateral required to be posted surpasses both the threshold and the minimum transfer amount pre-agreed in the CSA between the Fund and the counterparty. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of March 31, 2021:

Assets

				Gross Amounts Not Offset on the Statements of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statements of Assets and Liabilities	Net Amounts of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Ivy Asset Strategy Fund
Investments in unaffiliated securities at value*	$2,414	$—	$2,414	$(1,483)	$—	$(60)	$871
Swap agreements, at value	382	—	382	—	—	—	382
Total	$2,796	$—	$2,796	$(1,483)	$—	$(60)	$1,253
Ivy Science and Technology Fund
Investments in unaffiliated securities at value*	$3,771	$—	$3,771	$(1,861)	$(235)	$—	$1,675

*	Purchased options are reported as investments in unaffiliated securities on the Statements of Assets and Liabilities.

Liabilities

				Gross Amounts Not Offset on the Statements of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Ivy Asset Strategy Fund
Written options at value	$1,483	$—	$1,483	$(1,483)	$—	$—	$—
Ivy Science and Technology Fund
Written options at value	$1,925	$—	$1,925	$(1,861)	$(64)	$—	$—

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Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of March 31, 2021:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statements of Assets & Liabilities Location	Value	Statements of Assets & Liabilities Location	Value
Ivy Asset Strategy Fund	Equity	Investments in unaffiliated securities at value*	$7,921	Written options at value	$2,546
	Interest rate	Swap agreements, at value	382
Ivy Science and Technology Fund	Equity	Investments in unaffiliated securities at value*	3,771	Written options at value	1,925

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Amount of realized gain (loss) on derivatives recognized on the Statements of Operations for the year ended March 31, 2021:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Asset Strategy Fund	Equity	$1,449	$—	$—	$8,432	$—	$9,881
	Interest rate	—	1,025	—	—	—	1,025
Ivy Balanced Fund	Equity	—	—	—	375	—	375
Ivy Natural Resources Fund	Foreign currency	—	—	—	—	(2,194)	(2,194)
Ivy Science and Technology Fund	Equity	(7,283)	—	—	11,287	—	4,004

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statements of Operations for the year ended March 31, 2021:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Asset Strategy Fund	Equity	$3,336	$—	$—	$5,334	$—	$8,670
	Interest rate	—	382	—	—	—	382
Ivy Natural Resources Fund	Foreign currency	—	—	—	—	(518)	(518)
Ivy Science and Technology Fund	Equity	(3,536)	—	—	4,073	—	537

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended March 31, 2021, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Ivy Asset Strategy Fund	$—	$—	$—	$14,213	$1,249	$1,491
Ivy Balanced Fund	—	—	—	—	—	55
Ivy Natural Resources Fund	490	—	—	—	—	—
Ivy Science and Technology Fund	—	—	—	—	1,439	1,050

(1)	Average absolute value of unrealized appreciation/depreciation during the period.

(2)	Average value outstanding during the period.

(3)	Average notional amount outstanding during the period.

5.	BASIS FOR CONSOLIDATION OF THE IVY ASSET STRATEGY FUND

Ivy ASF II, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Ivy Asset Strategy Fund (referred to as “the Fund” in this subsection). Ivy ASF III

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(SBP), LLC (the “Company”), a Delaware limited liability company, was incorporated as a wholly owned company acting as an investment vehicle for the Fund. The Subsidiary and the Company act as investment vehicles for the Fund, in order to affect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and SAI.

The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund, its Subsidiary and the Company. The consolidated financial statements include the accounts of the Fund and its Subsidiary and the Company. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary and the Company comprising the entire issued share capital of the Subsidiary and the Company with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary and the Company confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and the Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary and the Company.

See the table below for details regarding the structure, incorporation and relationship as of March 31, 2021 of the Subsidiary and the Company to the Fund (amounts in thousands).

Subsidiary/Company	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary/Company Net Assets	Percentage of Fund Net Assets
Ivy ASF II, Ltd.	1-31-13	4-10-13	$2,670,221	$141,076	5.28%
Ivy ASF III (SBP), LLC	4-9-13	4-23-13	2,670,221	143	0.01%

6.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS
($ amounts in thousands unless indicated otherwise)

Management Fees. During the fiscal year ended March 31, 2021, IICO served as each Fund’s investment manager. Effective April 30, 2021, DMC serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $8,000M	$8,000 to $10,000M	$10,000 to $13,000M	$13,000 to $28,000M	$28,000 to $53,000M	Over $53,000M
Ivy Asset Strategy Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.550%	0.550%	0.550%	0.545%	0.540%
Ivy Balanced Fund	0.700	0.700	0.650	0.600	0.550	0.540	0.540	0.530	0.530	0.530	0.530
Ivy Energy Fund	0.850	0.850	0.830	0.800	0.760	0.750	0.750	0.740	0.740	0.740	0.740
Ivy LaSalle Global Real Estate Fund	0.950	0.950	0.920	0.870	0.840	0.820	0.820	0.800	0.800	0.800	0.800
Ivy Natural Resources Fund	0.850	0.850	0.830	0.800	0.760	0.730	0.730	0.700	0.700	0.700	0.700
Ivy Science and Technology Fund	0.850	0.850	0.830	0.800	0.760	0.760	0.755	0.755	0.750	0.750	0.750
Ivy Securian Real Estate Securities Fund	0.900	0.900	0.870	0.840	0.800	0.760	0.760	0.720	0.720	0.720	0.720

For Funds managed solely by IICO, IICO has voluntarily agreed to waive a Fund’s management fee on any day that the Fund’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver. See Expense Reimbursements and/or Waivers below for amounts waived during the year ended March 31, 2021.

IICO has entered into Subadvisory Agreements with the following entities on behalf of certain Funds:

Under an agreement between IICO and Securian Asset Management, Inc. (“Securian AM”), Securian AM serves as subadviser to Ivy Securian Real Estate Securities Fund. Under an agreement between IICO and LaSalle Investment Management Securities, LLC (“LaSalle”), LaSalle serves as subadviser to Ivy LaSalle Global Real Estate Fund. Each subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of IICO and the oversight of the Board. IICO pays all applicable costs of the subadvisers.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statements of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statements of Operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statements of Operations.

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Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”). Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statements of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B, Class C and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (InvestEd Portfolios and Ivy Funds) reaches certain levels. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. For Class N shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A and Class E Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund may pay a distribution and/or service fee to Ivy Distributors, Inc. (“IDI”) for Class A and Class E shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IDI for amounts it expends in connection with the distribution of the Class A and Class E shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Class B and Class C Shares. Under the Distribution and Service Plan, each Fund may pay IDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets for Class B and Class C shares to compensate IDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Class Y Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

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Sales Charges. As principal underwriter for the Trust’s shares, IDI receives sales commissions (which are not an expense of the Trust) for sales of Class A and Class E shares. A CDSC may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A and Class E shares and is paid to IDI. During the year ended March 31, 2021, IDI received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC							Commissions Paid(1)
		Class A		Class B		Class C		Class E
Ivy Asset Strategy Fund	$232	$1		$—		$8		$—	$197
Ivy Balanced Fund	666	2		—		9		—	544
Ivy Energy Fund	86	—	*	—		1		—	73
Ivy LaSalle Global Real Estate Fund	4	—	*	—		—	*	N/A	3
Ivy Natural Resources Fund	74	—	*	—	*	1		—	55
Ivy Science and Technology Fund	2,300	4		—		20		—	1,895
Ivy Securian Real Estate Securities Fund	51	—	*	—		—	*	—	35

*	Not shown due to rounding.

(1)	IDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. IICO, the Funds’ investment manager, IDI, the Funds’ distributor, and/or Waddell & Reed Services Company, doing business as WISC, the Funds’ transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any). Fund and class expense limitations and related waivers/reimbursements for the year ended March 31, 2021 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Asset Strategy Fund	Class E	Contractual	8-1-2008	7-31-2021	0.97%	$86		12b-1 Fees and/or Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2021	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$5		12b-1 Fees and/or Shareholder Servicing
Ivy Balanced Fund	Class N	Contractual	7-5-2017	7-31-2021	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$4		12b-1 Fees and/or Shareholder Servicing
Ivy Energy Fund	All Classes	Contractual	10-16-2017	7-31-2021	N/A	$28	(1)	Investment Management Fee
	Class A	Contractual	10-16-2017	7-31-2021	1.35%	$296		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	10-16-2017	7-31-2021	2.22%	$3		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-16-2017	7-31-2021	2.09%	$27		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	10-16-2017	7-31-2021	0.99%	$147		Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2021	Not to exceed Class I	$—	*	Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$3		12b-1 Fees and/or Shareholder Servicing

94	ANNUAL REPORT	2021

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy LaSalle Global Real Estate Fund	All Classes	Contractual	1-12-2017	7-31-2021	N/A	$160	(2)	Investment Management Fee
	Class A	Contractual	4-1-2013	7-31-2021	1.48%	$16		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	11-5-2018	7-31-2021	2.17%	$—		N/A
	Class I	Contractual	1-12-2017	7-31-2021	1.05%	$121		Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2021	1.05%	$1		Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2021	Not to exceed Class I	$—		N/A
	Class R	Contractual	11-5-2018	7-31-2021	1.80%	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	4-1-2013	7-31-2021	Not to exceed Class A	$—		N/A
Ivy Natural Resources Fund	Class E	Contractual	8-1-2008	7-31-2021	1.17%	$25		12b-1 Fees and/or Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2021	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$—		N/A
Ivy Science and Technology Fund	Class B	Contractual	2-26-2018	7-31-2021	2.01%	$6		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2021	1.24%(3)	$15		12b-1 Fees and/or Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2021	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$266		12b-1 Fees and/or Shareholder Servicing
Ivy Securian Real Estate Securities Fund	All Classes	Contractual	12-3-2012	7-31-2021	N/A	$324	(4)	Investment Management Fee
	Class E	Contractual	8-1-2008	7-31-2021	1.31%	$9		12b-1 Fees and/or Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2021	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$—		N/A

*	Not shown due to rounding.

(1)	Due to Class A, Class B, Class C, Class I, Class N and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(2)	Due to Class A, Class B, Class I, Class N, Class R and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(3)	Reflects the lower expense limit which went into effect August 1, 2020. Prior to August 1, 2020, the expense limit in effect was 1.25%.

(4)	The Fund’s investment management fee is being reduced by 0.10% of average daily net assets until July 31, 2021.

Any amounts due to the Funds as a reimbursement but not paid as of March 31, 2021 are shown as a receivable from affiliates on the Statements of Assets and Liabilities.

7.	REIMBURSEMENT

Pursuant to the terms of the insurance policy applicable to the matter below, Ivy Asset Strategy Fund received reimbursement of Costs of Defense in the amount of $896,972 on January 29, 2021.

In connection with the settlement of a derivative complaint initially filed against Ivy Investment Management Company, Waddell & Reed Investment Management Company, and certain current and former members of the Board of Trustees of Ivy Funds and the Board of Trustees of Waddell & Reed Advisors Funds (collectively, the “Trusts”), purportedly on behalf of the Trusts, defendants agreed to pay $19.9 million, for the benefit of Ivy Asset Strategy Fund in full settlement of all claims raised. In the action, Plaintiffs alleged generally that the Ivy Asset Strategy Fund and the Waddell & Reed Advisors Asset Strategy Fund (collectively, the “Funds”), made investments that did not comply with the Funds’ prospectuses. Plaintiffs also asserted that defendants breached their fiduciary duties to monitor and supervise the Funds’ investments. The lawsuit asserted a claim for breach of fiduciary duties against all defendants and a claim for breach of contract against the two

2021	ANNUAL REPORT	95

named management companies. At the time of resolution, all claims related to the Waddell & Reed Advisors Asset Strategy Fund had been dismissed by the court, leaving only claims related to the Ivy Asset Strategy Fund pending. Although defendants denied any and all liability with respect to the allegations, all parties determined that settlement was in the best interest of the Ivy Asset Strategy Fund and its shareholders. Ivy Asset Strategy Fund shareholders of record as of April 16, 2018, the date the court preliminarily approved the settlement, received court approved notification of the settlement. Following the notification and a final approval hearing, on July 30, 2018, the court granted final approval of the settlement. Consistent with the terms of the settlement entered into by the parties, the Ivy Asset Strategy Fund received a settlement payment in the amount of $13,805,235 on September 21, 2018, representing the settlement amount, less court approved attorneys’ fees and administrative costs of notice to shareholders.

8.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this footnote 8) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended March 31, 2021.

9.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended March 31, 2021 follows:

	3-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	3-31-21 Value	Distributions Received	Capital Gain Distributions
Ivy Asset Strategy Fund
Media Group Holdings LLC, Series H(1)(2)(3)	$—*	$—	$814(5)	$—	$—	$—*	$—	$—
Media Group Holdings LLC, Series T(1)(2)(3)	—*	—	—	—	—	—*	—	—

	$—*			$—	$—	$—*	$—	$—

	3-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation	3-31-21 Value	Distributions Received	Capital Gain Distributions
Ivy Science and Technology Fund
ACI Worldwide, Inc.(1)	$231,775	$—	$39,412	$31,410	$102,979	$326,752	$—	$—
Evogene Ltd.(4)	3,065	—	18,009	(19,215)	34,159	—	—	—
Marrone Bio Innovations, Inc.(1)	19,022	2,009	7,287	(34,878)	67,462	46,328	—	—
Marrone Bio Innovations, Inc., expires 12-31-20(2)	—*	—	—	—	—	—	—	—
Marrone Bio Innovations, Inc., expires 8-20-23(2)	—*	—	—	—	—	—	—	—
Marrone Bio Innovations, Inc expires 12-15-21(2)	—	—	—	—	701	701	—	—
WNS (Holdings) Ltd. ADR(1)	217,389	—	23,512	18,482	129,841	342,200	—	—

	$471,251			$(4,201)	$335,142	$715,981	$—	$—

	3-31-20 Value				Net Change in Unrealized Appreciation		Interest Received
Marrone Bio Innovations, Inc., 8.000%, 12-31-22(2)	$4,359	—	—	—	$514	$4,873	$377	$—

96	ANNUAL REPORT	2021

*	Not shown due to rounding.

(1)	No dividends were paid during the preceding 12 months.

(2)	Restricted securities.

(3)	Securities whose value was determined using significant unobservable inputs.

(4)	No longer affiliated at March 31, 2021.

(5)	The amount shown of $814 represents a return of capital.

10.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended March 31, 2021, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy Asset Strategy Fund	$—	$940,616	$55,955	$1,238,008
Ivy Balanced Fund	386,113	844,846	358,308	1,073,638
Ivy Energy Fund	—	50,620	—	46,440
Ivy LaSalle Global Real Estate Fund	—	87,328	—	124,934
Ivy Natural Resources Fund	—	109,045	—	133,229
Ivy Science and Technology Fund	—	721,653	—	1,443,914
Ivy Securian Real Estate Securities Fund	—	242,363	—	311,825

11.	LOANS OF PORTFOLIO SECURITIES ($ amounts in thousands)

Each Fund may lend their portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, The Bank of New York Mellon (“BNYM”). The borrower pledges and maintains with the Fund collateral consisting of cash or securities issued or guaranteed by the U.S. government. The collateral received by the Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% of the market value for all other securities, except in the case of loans of foreign securities which are denominated and payable in U.S. dollars, in which case the collateral is required to have a value of at least 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in the Dreyfus Institutional Preferred Government Money Market Fund — Institutional Shares or certain other registered money market funds and are disclosed in the Fund’s Schedule of Investments and are reflected in the Statements of Assets and Liabilities as cash collateral on securities loaned at value. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. The securities on loan for each Fund are also disclosed in its Schedule of Investments. The total value of any securities on loan as of March 31, 2021 and the total value of the related cash collateral are disclosed in the Statements of Assets and Liabilities. Income earned by the Funds from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of each Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2021:

Fund	Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Ivy Asset Strategy Fund	$16,392	$16,741	$—	$16,741
Ivy Balanced Fund	10,802	1,124	9,900	11,024
Ivy Energy Fund	13	13	—	13
Ivy Natural Resources Fund	5,880	5,998	—	5,998
Ivy Science and Technology Fund	795	811	—	811

The cash collateral received amounts presented in the table above are transactions accounted for as secured borrowings and have an overnight and continuous maturity. The proceeds from the cash collateral received is invested in registered money market funds.

2021	ANNUAL REPORT	97

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower indemnity provided by BNYM. BNYM’s indemnity allows for full replacement of securities lent wherein BNYM will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, BNYM will purchase the unreturned loan securities at BNYM’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

12.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Ivy Asset Strategy Fund				Ivy Balanced Fund
	Year ended 3-31-21		Year ended 3-31-20		Year ended 3-31-21		Year ended 3-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	11,646	$260,013	12,065	$257,063	7,856	$198,786	6,306	$152,002
Class B	1	27	10	196	12	277	37	870
Class C	390	8,050	558	11,087	568	14,005	835	19,804
Class E(1)	105	2,331	146	3,125	—	—	—	—
Class I	3,611	80,503	4,965	105,500	4,499	112,449	4,598	110,426
Class N	466	10,950	281	6,073	149	3,819	197	4,642
Class R	151	3,228	182	3,827	67	1,708	95	2,296
Class Y	279	6,127	323	6,827	115	2,825	96	2,333
Shares issued in reinvestment of distributions to shareholders:
Class A	1,629	36,917	3,448	73,372	3,317	84,592	3,846	92,744
Class B	14	290	74	1,474	28	706	66	1,579
Class C	281	5,915	1,030	20,569	560	14,149	786	18,874
Class E(1)	47	1,069	99	2,113	— *	— *	1	17
Class I	867	19,942	1,939	41,827	2,068	52,721	2,577	62,075
Class N	21	486	26	554	29	734	50	1,204
Class R	31	693	85	1,785	28	722	34	809
Class Y	131	2,974	327	6,973	36	912	51	1,222
Shares redeemed:
Class A	(12,557)	(275,257)	(16,726)	(353,266)	(9,026)	(224,028)	(11,056)	(264,025)
Class B	(774)	(15,473)	(1,407)	(27,733)	(600)	(14,600)	(901)	(21,418)
Class C	(12,574)	(261,356)	(16,066)	(319,791)	(6,353)	(158,315)	(5,272)	(125,282)
Class E(1)	(279)	(6,114)	(328)	(7,009)	(10)	(237)	—	—
Class I	(8,978)	(199,260)	(12,227)	(260,711)	(8,378)	(207,844)	(11,361)	(270,342)
Class N	(129)	(2,906)	(111)	(2,432)	(127)	(3,251)	(564)	(13,811)
Class R	(618)	(13,080)	(805)	(16,526)	(231)	(5,822)	(145)	(3,434)
Class Y	(1,615)	(36,104)	(2,304)	(49,384)	(264)	(6,606)	(480)	(11,593)
Net decrease	(17,854)	$(370,035)	(24,416)	$(494,487)	(5,657)	$(132,298)	(10,204)	$(239,008)

*	Not shown due to rounding.

(1)	Effective June 19, 2020, Ivy Balanced Fund liquidated Class E.

98	ANNUAL REPORT	2021

	Ivy Energy Fund				Ivy LaSalle Global Real Estate Fund
	Year ended 3-31-21		Year ended 3-31-20		Year ended 3-31-21		Year ended 3-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	4,271	$20,716	3,962	$20,572	122	$1,112	168	$1,857
Class B	68	300	— *	2	—	—	—	—
Class C	519	2,202	313	1,835	4	42	11	125
Class E(1)	—	—	—	—	N/A	N/A	N/A	N/A
Class I	9,253	42,908	8,062	51,861	825	7,773	2,086	20,831
Class N	526	2,685	358	2,762	416	3,905	444	4,134
Class R	3,905	18,454	1,312	7,630	7	61	15	165
Class Y	1,348	6,295	1,031	7,411	— *	— *	— *	5
Shares issued in reinvestment of distributions to shareholders:
Class A	244	1,275	—	—	30	304	84	904
Class B	— *	2	—	—	— *	1	— *	4
Class C	17	80	—	—	2	18	6	64
Class E(1)	—	—	—	—	N/A	N/A	N/A	N/A
Class I	424	2,305	—	—	186	1,866	436	4,709
Class N	12	64	—	—	45	448	159	1,716
Class R	51	262	—	—	3	34	12	126
Class Y	22	116	—	—	3	28	6	65
Shares redeemed:
Class A	(5,348)	(26,996)	(5,730)	(43,905)	(477)	(4,457)	(684)	(7,371)
Class B	(50)	(208)	(69)	(471)	(3)	(31)	(3)	(33)
Class C	(975)	(4,204)	(1,369)	(9,698)	(62)	(567)	(50)	(535)
Class E(1)	(10)	(47)	—	—	N/A	N/A	N/A	N/A
Class I	(9,926)	(46,796)	(8,834)	(71,780)	(2,671)	(25,398)	(2,955)	(32,295)
Class N	(453)	(2,144)	(478)	(3,472)	(1,760)	(15,741)	(619)	(6,777)
Class R	(2,194)	(10,104)	(1,046)	(7,611)	(332)	(3,231)	(110)	(1,211)
Class Y	(1,235)	(5,753)	(2,195)	(17,163)	(379)	(3,763)	(6)	(65)
Net increase (decrease)	469	$1,412	(4,683)	$(62,027)	(4,041)	$(37,596)	(1,000)	$(13,582)

*	Not shown due to rounding.

(1)	Effective June 19, 2020, Ivy Energy Fund liquidated Class E.

2021	ANNUAL REPORT	99

	Ivy Natural Resources Fund				Ivy Science and Technology Fund
	Year ended 3-31-21		Year ended 3-31-20		Year ended 3-31-21		Year ended 3-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	854	$9,121	1,088	$13,285	4,916	$410,374	4,172	$290,983
Class B	— *	1	1	5	5	274	7	372
Class C	120	983	73	736	404	25,869	595	33,851
Class E	17	186	34	361	75	6,156	73	5,081
Class I	1,530	16,336	1,686	19,216	4,135	381,361	4,903	382,559
Class N	112	1,189	133	1,605	942	86,217	617	48,714
Class R	402	4,362	264	2,930	381	29,129	513	34,222
Class Y	201	2,207	371	4,501	1,052	91,484	1,335	99,324
Shares issued in reinvestment of distributions to shareholders:
Class A	31	352	236	2,947	4,871	428,661	6,276	435,659
Class B	—	—	—	—	32	2,074	70	3,730
Class C	— *	3	10	105	726	50,433	1,037	58,501
Class E	1	17	6	78	55	4,785	65	4,463
Class I	35	413	171	2,214	2,011	202,405	2,753	215,949
Class N	1	7	10	131	134	13,632	133	10,491
Class R	3	36	16	201	157	13,231	210	14,011
Class Y	4	50	24	305	361	34,195	556	41,256
Shares redeemed:
Class A	(2,901)	(30,367)	(4,598)	(55,638)	(8,484)	(706,584)	(10,727)	(747,034)
Class B	(38)	(315)	(91)	(929)	(279)	(17,269)	(309)	(16,970)
Class C	(581)	(5,106)	(1,168)	(11,863)	(3,815)	(256,422)	(3,044)	(175,492)
Class E	(66)	(702)	(72)	(924)	(79)	(6,517)	(89)	(6,192)
Class I	(2,692)	(28,534)	(2,828)	(35,279)	(7,454)	(700,007)	(9,409)	(731,417)
Class N	(380)	(4,231)	(136)	(1,785)	(685)	(64,105)	(730)	(56,325)
Class R	(399)	(4,168)	(426)	(4,951)	(733)	(57,424)	(825)	(55,218)
Class Y	(342)	(3,651)	(776)	(9,628)	(2,138)	(188,911)	(2,979)	(219,881)
Net decrease	(4,088)	$(41,811)	(5,972)	$(72,377)	(3,410)	$(216,959)	(4,797)	$(329,363)

*	Not shown due to rounding.

100	ANNUAL REPORT	2021

	Ivy Securian Real Estate Securities Fund
	Year ended 3-31-21		Year ended 3-31-20
	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	305	$6,649	460	$11,367
Class B	— *	— *	— *	7
Class C	6	123	20	491
Class E	4	92	15	338
Class I	898	19,568	1,299	31,977
Class N	7	155	15	363
Class R	7	146	6	159
Class Y	208	4,607	213	5,382
Shares issued in reinvestment of distributions to shareholders:
Class A	101	2,214	610	14,298
Class B	— *	6	5	104
Class C	1	28	15	334
Class E	2	48	12	280
Class I	112	2,475	576	13,616
Class N	1	10	2	57
Class R	— *	7	2	47
Class Y	57	1,247	336	7,884
Shares redeemed:
Class A	(1,656)	(35,822)	(1,676)	(40,779)
Class B	(34)	(714)	(22)	(522)
Class C	(89)	(1,884)	(107)	(2,561)
Class E	(37)	(785)	(33)	(801)
Class I	(2,289)	(49,997)	(2,033)	(49,449)
Class N	(12)	(261)	(16)	(401)
Class R	(8)	(172)	(25)	(613)
Class Y	(809)	(17,692)	(886)	(21,088)
Net decrease	(3,225)	$(69,952)	(1,212)	$(29,510)

*	Not shown due to rounding.

13.	OTHER FUND INFORMATION

At a meeting held on January 12, 2021, the Trustees, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending March 31, 2021. PwC affirmed their independence as an independent registered public accounting firm on February 18, 2021. During the fiscal years ended March 31, 2020 and September 30, 2020, Deloitte & Touche LLP’s (“Deloitte”) audit report on the financial statements of each Fund in the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and Deloitte on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on each Fund’s financial statements.

2021	ANNUAL REPORT	101

14.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at March 31, 2021 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Ivy Asset Strategy Fund	$3,291,536	$604,344	$1,206,953	$(602,609)
Ivy Balanced Fund	1,968,874	636,669	29,638	607,031
Ivy Energy Fund	178,473	42,521	8,890	33,631
Ivy LaSalle Global Real Estate Fund	80,380	13,549	393	13,156
Ivy Natural Resources Fund	238,368	54,857	49,615	5,242
Ivy Science and Technology Fund	3,085,826	6,770,497	20,062	6,750,435
Ivy Securian Real Estate Securities Fund	222,232	110,570	477	110,093

For Federal income tax purposes, the Funds’ undistributed earnings and profit for the year ended March 31, 2021 and the post-October and late-year ordinary activity were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late- Year Ordinary Losses Deferred
Ivy Asset Strategy Fund	$26,057	$147,715	$—	$—	$—
Ivy Balanced Fund	12,410	82,540	—	—	—
Ivy Energy Fund	1,155	—	—	—	—
Ivy LaSalle Global Real Estate Fund	1,602	—	—	—	—
Ivy Natural Resources Fund	3,640	—	—	—	—
Ivy Science and Technology Fund	3,434	335,154	—	—	—
Ivy Securian Real Estate Securities Fund	32	22,002	—	—	—

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal certain ordinary losses that are generated between January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended March 31, 2021 and 2020 were as follows:

	March 31, 2021		March 31, 2020
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Ivy Asset Strategy Fund	$44,766	$28,342	$54,824	$104,834
Ivy Balanced Fund	36,253	125,643	31,277	156,112
Ivy Energy Fund	4,213	—	—	—
Ivy LaSalle Global Real Estate Fund	2,850	—	6,056	2,484
Ivy Natural Resources Fund	925	—	6,264	—
Ivy Science and Technology Fund	—	792,158	16,927	813,408
Ivy Securian Real Estate Securities Fund	4,178	2,020	6,326	31,798

(1)	Includes short-term capital gains, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

102	ANNUAL REPORT	2021

Accumulated capital losses represent net capital loss carryovers as of March 31, 2021 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of March 31, 2021, the capital loss carryovers were as follows:

Fund	Short- Term Capital Loss Carryover	Long- Term Capital Loss Carryover
Ivy Asset Strategy Fund	$7,206	$—
Ivy Balanced Fund	—	—
Ivy Energy Fund	110,165	181,434
Ivy LaSalle Global Real Estate Fund	5,513	3,240
Ivy Natural Resources Fund	303,993	382,416
Ivy Science and Technology Fund	—	—
Ivy Securian Real Estate Securities Fund	—	—

Waddell & Reed Advisors Energy Fund was merged into Ivy Energy Fund as of October 16, 2017. At the time of the merger, Waddell & Reed Advisors Energy Fund had capital loss carryovers available to offset future gains of the Ivy Energy Fund. These carryovers are annually limited to $3,780 plus any unused limitations from prior years and any built in gains realized.

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), swaps, straddles, sec. 1256 contracts, investments held within the wholly-owned subsidiary and companies and partnership transactions. At March 31, 2021, the following reclassifications were made:

Fund	Accumulated Earnings Gain (Loss)		Paid-In Capital
Ivy Asset Strategy Fund	$—	*	$— *
Ivy Balanced Fund	3		(3)
Ivy Energy Fund	1		(1)
Ivy LaSalle Global Real Estate Fund	—		—
Ivy Natural Resources Fund	1		(1)
Ivy Science and Technology Fund	—		—
Ivy Securian Real Estate Securities Fund	—		—

*	Not shown due to rounding.

2021	ANNUAL REPORT	103

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY FUNDS

To the Board of Trustees of Ivy Funds and Shareholders of Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Energy Fund, Ivy LaSalle Global Real Estate Fund, Ivy Natural Resources Fund, Ivy Science and Technology Fund, and Ivy Securian Real Estate Securities Fund

Opinions	on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Energy Fund, Ivy LaSalle Global Real Estate Fund, Ivy Natural Resources Fund, Ivy Science and Technology Fund, and Ivy Securian Real Estate Securities Fund (seven of the funds constituting Ivy Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds, as of and for the year ended March 31, 2020 and the financial highlights for each of the periods ended on or prior to March 31, 2020 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated May 18, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis	for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 21, 2021

We have served as the auditor of one or more investment companies in Ivy Funds since 2021.

104	ANNUAL REPORT	2021

OTHER INFORMATION	IVY FUNDS

(UNAUDITED)

Effective July 1, 2021, investors in Class A shares of Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Energy Fund, Ivy LaSalle Global Real Estate Fund, Ivy Natural Resources Fund, Ivy Science and Technology Fund and Ivy Securian Real Estate Securities Fund will pay a Maximum Sales Charge (Load) Imposed on Purchases of 5.75% for investments less than $50,000 and as follows:

Investment Amount	Front End Sales Load	Dealer Concession	Advanced Commission (Finders Fee)	CDSC
Less than $50,000	5.75%	5.00%
$50,000 - $99,999	4.75%	4.00%
$100,000 - $249,999	3.75%	3.00%
$250,000 - $499,999	2.50%	2.00%
$500,000 - $999,999	2.00%	1.60%
$1 million up to $5 million	0.00%	0.00%	1.00%	1% for 18 months
$5 million up to $25 million	0.00%	0.00%	0.50%	1% for 18 months
$25 million or more	0.00%	0.00%	0.25%	1% for 18 months

There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.

The individual Funds herein have adopted a Liquidity Risk Management Program (the “Program”). The Fund’s board has designated a Liquidity Risk Management Committee (the “Committee”) as the administrator of the Program. The Committee or delegates of the Committee conduct the day-to-day operation of the Program. Under the Program, the Committee manages the Fund’s liquidity risk, which is the risk that any Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors. The Fund’s board reviewed a report prepared by a designee of the Committee regarding the operation, adequacy and effectiveness of the Program from the period April 1, 2020, through December 31, 2020. The report described the Program’s liquidity classification methodology and the methodology in establishing a Fund’s Highly Liquid Investment Minimum (“HLIM”), if necessary. The Committee reported that during the period covered by the report, there were no material changes to the Program and no significant liquidity events impacting the Fund or its ability to timely meet redemptions without dilution to existing shareholders. In addition, the Committee provided its assessment that the Program, including the operation of each Fund’s HLIM, where applicable, had been effective in managing the Fund’s liquidity risk.

2021	ANNUAL REPORT	105

INCOME TAX INFORMATION	IVY FUNDS

(UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction and Section 163(j) interest dividends eligible to be treated as interest income for purposes of Section 163(j) for corporations or as qualified dividend income for individuals for the tax period ended March 31, 2021:

	Dividends Received Deduction for Corporations	Section 163(j) Interest Dividends for Corporations	Qualified Dividend Income for Individuals
Ivy Asset Strategy Fund	$8,715,127	$3,459,035	$20,176,936
Ivy Balanced Fund	19,467,834	2,162,589	20,805,425
Ivy Energy Fund	4,213,419	—	4,213,419
Ivy LaSalle Global Real Estate Fund	—	—	—
Ivy Natural Resources Fund	924,491	—	924,491
Ivy Science and Technology Fund	—	—	—
Ivy Securian Real Estate Securities Fund	—	—	—

Individuals may claim a deduction up to 20% of their combined qualified real estate investment trust (REIT) dividends. For the period ended March 31, 2021, Ivy LaSalle Global Real Estate Security Fund had $777,822 that qualifies as qualified REIT dividends. Ivy Securian Real Estate Securities Fund had $4,051,378 that qualifies as qualified REIT dividends.

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Ivy Asset Strategy Fund	$28,341,194
Ivy Balanced Fund	125,643,316
Ivy Energy Fund	—
Ivy LaSalle Global Real Estate Fund	—
Ivy Natural Resources Fund	—
Ivy Science and Technology Fund	792,158,090
Ivy Securian Real Estate Securities Fund	2,020,039

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

106	ANNUAL REPORT	2021

BOARD OF TRUSTEES / DIRECTORS AND OFFICERS ADDENDUM	IVY FUNDS

(UNAUDITED)

Delaware Funds® by Macquarie

Interested Trustee

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	Global Head of Macquarie Investment Management[2] (January 2019-Present); Head of Americas of Macquarie Group (December 2017-Present); Deputy Global Head of Macquarie Investment Management (2017-2019); Head of Macquarie Investment Management Americas (2015-2017)	160	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010-April 2015)

Independent Trustees
Jerome D. Abernathy[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	160	None
Thomas L. Bennett[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2015 Chair since March 2015	Private Investor (March 2004-Present)	160	None
Ann D. Borowiec[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011-2013) and Market Manager, New Jersey Private Bank (2005-2011) — J.P. Morgan Chase & Co.	160	Director — Banco Santander International (October 2016-December 2019) Director — Santander Bank, N.A. (December 2016- December 2019)
Joseph W. Chow[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011-Present)	160	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004-July 2014)

2021	ANNUAL REPORT	107

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)	89

Director, Valparaiso University (2012-Present)

Director, TechAccel LLC (2015-Present) (Tech R&D)

Board Member, Kansas City Repertory Theatre (2015-Present)

Board Member, PatientsVoices, Inc. (healthcare) (2018-Present)

Kansas City Campus for Animal Care (2018-Present)

Director, National Association of Manufacturers (2010-2015)

Director, The Children’s Center (2003-2015)

Director, Metropolitan Affairs Coalition (2003-2015)

Director, Michigan Roundtable for Diversity and Inclusion (2003-2015)

Trustee, Ivy NextShares (2019)

John A. Fry[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010-Present) President — Franklin & Marshall College (July 2002-June 2010)	160

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004-Present)

Director — Drexel Morgan & Co. (2015-December 2019)

Director and Audit Committee Member — vTv Therapeutics Inc. (2017-Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018-Present)

Director and Audit Committee Member — Federal Reserve Bank of Philadelphia (January 2020-Present)

108	ANNUAL REPORT	2021

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998	President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998-2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)	89

Director, OU Medicine, Inc. (2020 to present); Director and Shareholder, Valliance Bank (2007-Present)

Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Trustee, the Mewbourne Family Support Organization (2006-Present) (non-profit)

Independent Director, LSQ Manager, Inc. (real estate) (2007-2016)

Director, Oklahoma Foundation for Excellence (non-profit) (2008-Present)

Independent Chairman and Trustee, Waddell & Reed Advisors Funds (WRA Funds) (Independent Chairman: 2015-2018; Trustee: 1998-2018)

Independent Chairman and Trustee, Ivy NextShares (2016-2019)

2021	ANNUAL REPORT	109

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	Retired; formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016)	89

Director, Hall Family Foundation (1993-Present)

Director, Westar Energy (utility) (2004-2018)

Trustee, Nelson-Atkins Museum of Art (non-profit) (2007-2020)

Director, Turn the Page KC (non-profit) (2012-2016)

Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director, National Association of Corporate Directors (non-profit) (2017-Present)

Director, American Shared Hospital Services (medical device) (2017-Present)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director, Stowers (research) (2018)

CoChair, Women Corporate Directors (director education) (2018-2020)

Trustee, Ivy NextShares (2019)

110	ANNUAL REPORT	2021

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012-December 2016) Executive Advisor to Dean (August 2011-March 2012) and Interim Dean (January 2011-July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	160

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019-Present)

Director — New Senior Investment Group Inc. (January 2021-Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018- December 2019)

Thomas K. Whitford[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010-April 2013) — PNC Financial Services Group	160

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

2021	ANNUAL REPORT	111

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Christianna Wood[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009-Present)	160

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008-Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013-Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013-Present), The Merger Fund VL (2013-Present), WCM Alternatives: Event-Driven Fund (2013-Present), and WCM Alternatives: Credit Event Fund (December 2017-Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010-2016)

Janet L. Yeomans[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006-July 2012) Vice President — Mergers & Acquisitions (January 2003-January 2006), and Vice President and Treasurer (July 1995-January 2003) — 3M Company	160	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

112	ANNUAL REPORT	2021

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, General Counsel, and Secretary since April 2021	David F. Connor has served in various capacities at different times at Macquarie Investment Management.
Daniel V. Geatens[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since April 2021	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since April 2021	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager. Mr. Lytle was appointed as Trustee of the Trust effective April 30, 2021.

2 Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ Manager, principal underwriter, and transfer agent.

3 Messrs. Abernathy, Bennett, Chow, Fry, Whitford, and Mss. Borowiec, Sevilla-Sacasa, Wood, Yeomans were appointed as Trustees of the Trust effective April 30, 2021.

4 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

2021	ANNUAL REPORT	113

ANNUAL PRIVACY NOTICE	IVY FUNDS

(UNAUDITED)

FACTS	What does Ivy Funds do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. The information can include:
• Social Security Number and income,
• Assets and transaction history, and
• Checking account information and wire transfer instructions.
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to conduct everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Ivy Funds chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Ivy Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your accounts, respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1(800) 777-6472 with questions about this notice. Client service representatives are available Monday through Friday from 7:30 am to 7:00 pm CST. You may also go to www.ivyinvestments.com/privacy_policy.
If we serve you through an investment professional, such as a registered representative of a broker-dealer or an investment adviser representative (each, a “financial advisor”), please contact them directly. Specific internet addresses, mailing addresses and telephone numbers are listed on your statements and other correspondence.

Who we are
Who is providing this notice?	Ivy Funds
What we do
How does Ivy Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Ivy Funds collect my personal information?	We collect your personal information, for example, when you:
• Give us your contact information or other personal information,
• Open an account, or
• Make deposits to an account or withdrawals from an account.
We also collect your personal information from our affiliates.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness,
• Affiliates from using your information to market to you, and
• Sharing for non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

114	ANNUAL REPORT	2021

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Affiliates of Ivy Funds include Waddell & Reed Services Company, Ivy Distributors, Inc., and Ivy Investment Management Company.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Ivy Funds does not share your personal information with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• Ivy Funds does not jointly market.
Other important information
If you own shares of Ivy Funds in the name of a third party, such as a bank or a broker-dealer, the third party’s privacy policy may apply to you in addition to ours.
If you are working with a financial advisor, and the financial advisor leaves their firm and joins another non-affiliated broker-dealer or registered investment adviser, then the financial advisor may be permitted to use limited information to contact you. The information that the financial advisor may use is comprised of your name, address, email address, telephone number and account title.

2021	ANNUAL REPORT	115

PROXY VOTING INFORMATION	IVY FUNDS

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923.3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY FUNDS

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found as an exhibit to the Trust’s Form N-PORT. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE	IVY FUNDS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Call us at 888.923.3355.

Write to us at the following address: WI Services Company, P.O. Box 219722, Kansas City, Missouri 64121.9722.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

116	ANNUAL REPORT	2021

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118	ANNUAL REPORT	2021

DELAWARE FUNDS BY MACQUARIE FAMILY

Domestic Equity Funds

Ivy Accumulative Fund

Ivy Core Equity Fund

Ivy Large Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Small Cap Core Fund

Ivy Small Cap Growth Fund

Ivy Value Fund

Global/International Funds

Ivy Emerging Markets Equity Fund

Ivy Global Equity Income Fund

Ivy Global Growth Fund

Ivy International Small Cap Fund

Ivy International Core Equity Fund

Ivy Managed International Opportunities Fund

Ivy Pictet Emerging Markets Local Currency Debt Fund

Ivy Pzena International Value Fund

Index Funds

Ivy ProShares Interest Rate Hedged High Yield Index Fund

Ivy ProShares MSCI ACWI Index Fund

Ivy ProShares Russell 2000 Dividend Growers Index Fund

Ivy ProShares S&P 500 Bond Index Fund

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund

Specialty Funds

Ivy Apollo Multi-Asset Income Fund

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Energy Fund

Ivy LaSalle Global Real Estate Fund

Ivy Natural Resources Fund

Ivy Science and Technology Fund

Ivy Securian Real Estate Securities Fund

Ivy Wilshire Global Allocation Fund

Fixed Income Funds

Ivy Apollo Strategic Income Fund

Ivy California Municipal High Income Fund

Ivy Corporate Bond Fund

Ivy Crossover Credit Fund

Ivy Global Bond Fund

Ivy Government Securities Fund

Ivy High Income Fund

Ivy Limited-Term Bond Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

Ivy Pictet Targeted Return Bond Fund

Ivy PineBridge High Yield Fund

Ivy Securian Core Bond Fund

Money Market Funds

Ivy Cash Management Fund

Ivy Government Money Market Fund

1.888.923.3355

Visit us online at www.ivyinvestments.com

The Ivy Funds are managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

2021	ANNUAL REPORT	119

ANN-IVYSPEC (3-21)

Annual Report MARCH 31, 2021

	Class A	Class B	Class C	Class E	Class I	Class N	Class R	Class Y
IVY FUNDS

Ivy Core Equity Fund	WCEAX	WCEBX	WTRCX	ICFEX	ICIEX	ICEQX	IYCEX	WCEYX

Ivy Emerging Markets Equity Fund	IPOAX	IPOBX	IPOCX		IPOIX	IMEGX	IYPCX	IPOYX

Ivy Global Bond Fund	IVSAX	IVSBX	IVSCX		IVSIX	IVBDX	IYGOX	IVSYX

Ivy Global Equity Income Fund	IBIAX	IBIBX	IBICX	IBIEX	IBIIX	IICNX	IYGEX	IBIYX

Ivy Global Growth Fund	IVINX	IVIBX	IVNCX		IGIIX	ITGRX	IYIGX	IVIYX

Ivy Government Money Market Fund	WRAXX	WRBXX	WRCXX	IVEXX		WRNXX

Ivy High Income Fund	WHIAX	WHIBX	WRHIX	IVHEX	IVHIX	IHIFX	IYHIX	WHIYX

Ivy International Core Equity Fund	IVIAX	IIFBX	IVIFX	IICEX	ICEIX	IINCX	IYITX	IVVYX

Ivy Large Cap Growth Fund	WLGAX	WLGBX	WLGCX	ILCEX	IYGIX	ILGRX	WLGRX	WLGYX

Ivy Limited-Term Bond Fund	WLTAX	WLTBX	WLBCX	IVLEX	ILTIX	ILMDX	IYLTX	WLTYX

Ivy Managed International Opportunities Fund	IVTAX	IVTBX	IVTCX		IVTIX	IVTNX	IYMGX	IVTYX

Ivy Mid Cap Growth Fund	WMGAX	WMGBX	WMGCX	IMCEX	IYMIX	IGRFX	WMGRX	WMGYX

Ivy Mid Cap Income Opportunities Fund	IVOAX		IVOCX		IVOIX	IVOSX	IVORX	IVOYX

Ivy Municipal Bond Fund	WMBAX	WMBBX	WMBCX		IMBIX	IMBNX		WMBYX

Ivy Municipal High Income Fund	IYIAX	IYIBX	IYICX		WYMHX	IYINX		IYIYX

Ivy Pzena International Value Fund	ICDAX	ICDBX	ICDCX		ICVIX	ICNGX	IYCUX	ICDYX

Ivy Securian Core Bond Fund	IBOAX	IBOBX	IBOCX	IVBEX	IVBIX	IBNDX	IYBDX	IBOYX

Ivy Small Cap Core Fund	IYSAX	IYSBX	IYSCX		IVVIX	ISPVX	IYSMX	IYSYX

Ivy Small Cap Growth Fund	WSGAX	WSGBX	WRGCX	ISGEX	IYSIX	IRGFX	WSGRX	WSCYX

Ivy Value Fund	IYVAX	IYVBX	IYVCX		IYAIX	IVALX	IYVLX	IYVYX

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting www.ivyinvestments.com or calling 1-888-923-3355. Investors should read the prospectus and the summary prospectus carefully before investing. You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.ivyinvestments.com/go-paperless-with-eDelivery for more information.

IVY INVESTMENTS® refers to the investment management and investment advisory services offered by Macquarie Investment Management Business Trust (MIMBT) through its various series.

On December 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the “Ivy Funds”), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”).

The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company, a series of Macquarie Investment Management Business Trust, and distributed by Delaware Distributors, L.P.

CONTENTS	IVY FUNDS

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

2

CONTENTS	IVY FUNDS

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus at www.ivyinvestments.com/reports/ivy.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Funds are governed by US laws and regulations. Unless otherwise noted, views expressed herein are current as of March 31, 2021, and subject to change for events occurring after such date. The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. All third-party marks cited are the property of their respective owners.

© 2021 Macquarie Management Holdings, Inc.

3

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, exchange fees and account fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2021.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education

Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), exchange fees or account fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 6 in Notes to Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-20	Ending Account Value 3-31-21	Expenses Paid During Period*	Beginning Account Value 9-30-20	Ending Account Value 3-31-21	Expenses Paid During Period*
Ivy Core Equity Fund
Class A	$1,000	$1,194.10	$5.38	$1,000	$1,020.01	$4.95	0.99%
Class B**	$1,000	$1,188.20	$11.38	$1,000	$1,014.56	$10.48	2.08%
Class C	$1,000	$1,189.90	$10.18	$1,000	$1,015.65	$9.37	1.86%
Class E	$1,000	$1,194.60	$5.49	$1,000	$1,019.98	$5.05	0.99%
Class I	$1,000	$1,195.70	$4.39	$1,000	$1,020.92	$4.04	0.80%
Class N	$1,000	$1,196.70	$3.62	$1,000	$1,021.67	$3.34	0.65%
Class R	$1,000	$1,191.80	$7.67	$1,000	$1,017.98	$7.06	1.40%
Class Y	$1,000	$1,195.00	$4.61	$1,000	$1,020.72	$4.24	0.84%

See footnotes on page 9.

4	ANNUAL REPORT	2021

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-20	Ending Account Value 3-31-21	Expenses Paid During Period*	Beginning Account Value 9-30-20	Ending Account Value 3-31-21	Expenses Paid During Period*
Ivy Emerging Markets Equity Fund
Class A	$1,000	$1,235.80	$7.49	$1,000	$1,018.20	$6.76	1.35%
Class B**	$1,000	$1,229.20	$13.60	$1,000	$1,012.75	$12.28	2.44%
Class C	$1,000	$1,231.20	$11.49	$1,000	$1,014.67	$10.38	2.06%
Class I	$1,000	$1,238.30	$5.48	$1,000	$1,020.00	$4.95	0.99%
Class N	$1,000	$1,238.30	$5.26	$1,000	$1,020.28	$4.75	0.93%
Class R	$1,000	$1,233.70	$9.27	$1,000	$1,016.61	$8.37	1.67%
Class Y	$1,000	$1,236.20	$7.04	$1,000	$1,018.65	$6.36	1.26%
Ivy Global Bond Fund
Class A	$1,000	$1,016.10	$4.84	$1,000	$1,020.11	$4.85	0.96%
Class B**	$1,000	$1,012.50	$8.45	$1,000	$1,016.53	$8.47	1.68%
Class C	$1,000	$1,011.30	$8.65	$1,000	$1,016.33	$8.67	1.72%
Class I	$1,000	$1,016.30	$3.73	$1,000	$1,021.21	$3.74	0.74%
Class N	$1,000	$1,017.30	$3.63	$1,000	$1,021.32	$3.64	0.72%
Class R	$1,000	$1,012.70	$7.35	$1,000	$1,017.61	$7.36	1.47%
Class Y	$1,000	$1,016.10	$4.84	$1,000	$1,020.11	$4.85	0.96%
Ivy Global Equity Income Fund
Class A	$1,000	$1,238.10	$6.83	$1,000	$1,018.83	$6.16	1.22%
Class B**	$1,000	$1,234.30	$10.72	$1,000	$1,015.35	$9.67	1.92%
Class C	$1,000	$1,234.40	$11.28	$1,000	$1,014.84	$10.17	2.02%
Class E	$1,000	$1,238.80	$6.16	$1,000	$1,019.47	$5.55	1.09%
Class I	$1,000	$1,240.70	$5.15	$1,000	$1,020.32	$4.65	0.92%
Class N	$1,000	$1,241.10	$4.48	$1,000	$1,020.97	$4.04	0.80%
Class R	$1,000	$1,237.20	$8.61	$1,000	$1,017.24	$7.77	1.54%
Class Y	$1,000	$1,239.40	$6.61	$1,000	$1,019.01	$5.96	1.19%
Ivy Global Growth Fund
Class A	$1,000	$1,184.30	$7.32	$1,000	$1,018.23	$6.76	1.34%
Class B**	$1,000	$1,177.50	$13.72	$1,000	$1,012.38	$12.68	2.52%
Class C	$1,000	$1,179.10	$12.20	$1,000	$1,013.69	$11.28	2.26%
Class I	$1,000	$1,185.80	$5.79	$1,000	$1,019.63	$5.35	1.06%
Class N	$1,000	$1,186.50	$5.25	$1,000	$1,020.13	$4.85	0.96%
Class R	$1,000	$1,182.10	$9.27	$1,000	$1,016.44	$8.57	1.70%
Class Y	$1,000	$1,184.20	$7.32	$1,000	$1,018.23	$6.76	1.34%
Ivy Government Money Market Fund
Class A	$1,000	$1,000.00	$0.60	$1,000	$1,024.37	$0.61	0.11%
Class B**	$1,000	$1,000.00	$0.60	$1,000	$1,024.35	$0.61	0.12%
Class C**	$1,000	$1,000.00	$0.60	$1,000	$1,024.35	$0.61	0.12%
Class E	$1,000	$1,000.00	$0.60	$1,000	$1,024.36	$0.61	0.11%
Class N	$1,000	$1,000.00	$0.50	$1,000	$1,024.42	$0.51	0.10%

See footnotes on page 9.

2021	ANNUAL REPORT	5

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-20	Ending Account Value 3-31-21	Expenses Paid During Period*	Beginning Account Value 9-30-20	Ending Account Value 3-31-21	Expenses Paid During Period*
Ivy High Income Fund
Class A	$1,000	$1,120.60	$5.09	$1,000	$1,020.18	$4.85	0.95%
Class B**	$1,000	$1,116.30	$8.99	$1,000	$1,016.46	$8.57	1.70%
Class C	$1,000	$1,116.60	$8.78	$1,000	$1,016.65	$8.37	1.66%
Class E	$1,000	$1,120.10	$5.51	$1,000	$1,019.74	$5.25	1.04%
Class I	$1,000	$1,121.80	$3.93	$1,000	$1,021.24	$3.74	0.74%
Class N	$1,000	$1,122.50	$3.08	$1,000	$1,021.99	$2.93	0.59%
Class R	$1,000	$1,118.40	$7.10	$1,000	$1,018.26	$6.76	1.34%
Class Y	$1,000	$1,120.60	$5.09	$1,000	$1,020.17	$4.85	0.95%
Ivy International Core Equity Fund
Class A	$1,000	$1,225.10	$6.79	$1,000	$1,018.80	$6.16	1.23%
Class B**	$1,000	$1,220.20	$11.55	$1,000	$1,014.58	$10.48	2.08%
Class C	$1,000	$1,221.60	$10.66	$1,000	$1,015.37	$9.67	1.92%
Class E	$1,000	$1,225.60	$6.57	$1,000	$1,019.05	$5.96	1.18%
Class I	$1,000	$1,228.30	$4.35	$1,000	$1,020.99	$3.94	0.79%
Class N	$1,000	$1,227.60	$4.34	$1,000	$1,020.99	$3.94	0.79%
Class R	$1,000	$1,223.70	$8.45	$1,000	$1,017.31	$7.67	1.53%
Class Y	$1,000	$1,226.40	$6.35	$1,000	$1,019.18	$5.75	1.15%
Ivy Large Cap Growth Fund
Class A	$1,000	$1,098.50	$5.04	$1,000	$1,020.11	$4.85	0.97%
Class B**	$1,000	$1,093.70	$9.63	$1,000	$1,015.75	$9.27	1.83%
Class C	$1,000	$1,093.90	$9.42	$1,000	$1,015.89	$9.07	1.81%
Class E	$1,000	$1,098.10	$5.56	$1,000	$1,019.58	$5.35	1.07%
Class I	$1,000	$1,100.40	$3.36	$1,000	$1,021.71	$3.23	0.64%
Class N	$1,000	$1,100.20	$3.36	$1,000	$1,021.75	$3.23	0.64%
Class R	$1,000	$1,096.30	$7.23	$1,000	$1,018.06	$6.96	1.38%
Class Y	$1,000	$1,098.80	$5.14	$1,000	$1,020.07	$4.95	0.97%
Ivy Limited-Term Bond Fund
Class A	$1,000	$1,001.60	$4.40	$1,000	$1,020.48	$4.45	0.89%
Class B**	$1,000	$996.50	$9.78	$1,000	$1,015.11	$9.87	1.97%
Class C	$1,000	$997.90	$8.19	$1,000	$1,016.76	$8.27	1.64%
Class E	$1,000	$1,001.40	$4.60	$1,000	$1,020.29	$4.65	0.93%
Class I	$1,000	$1,002.60	$3.40	$1,000	$1,021.54	$3.44	0.68%
Class N	$1,000	$1,003.40	$2.70	$1,000	$1,022.28	$2.73	0.53%
Class R	$1,000	$999.70	$6.30	$1,000	$1,018.59	$6.36	1.27%
Class Y	$1,000	$1,001.60	$4.40	$1,000	$1,020.48	$4.45	0.89%

See footnotes on page 9.

6	ANNUAL REPORT	2021

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-20	Ending Account Value 3-31-21	Expenses Paid During Period*	Beginning Account Value 9-30-20	Ending Account Value 3-31-21	Expenses Paid During Period*
Ivy Managed International Opportunities Fund(3)
Class A	$1,000	$1,239.80	$2.58	$1,000	$1,022.63	$2.33	0.46%
Class B**	$1,000	$1,243.70	$6.96	$1,000	$1,018.68	$6.26	1.25%
Class C	$1,000	$1,242.70	$6.95	$1,000	$1,018.69	$6.26	1.25%
Class I	$1,000	$1,241.10	$0.90	$1,000	$1,024.13	$0.81	0.16%
Class N	$1,000	$1,239.70	$0.90	$1,000	$1,024.13	$0.81	0.16%
Class R	$1,000	$1,240.80	$3.70	$1,000	$1,021.62	$3.34	0.66%
Class Y	$1,000	$1,240.20	$2.13	$1,000	$1,023.03	$1.92	0.38%
Ivy Mid Cap Growth Fund
Class A	$1,000	$1,222.30	$6.33	$1,000	$1,019.23	$5.75	1.14%
Class B**	$1,000	$1,216.50	$11.41	$1,000	$1,014.64	$10.38	2.06%
Class C	$1,000	$1,217.40	$10.64	$1,000	$1,015.38	$9.67	1.92%
Class E	$1,000	$1,221.80	$6.89	$1,000	$1,018.76	$6.26	1.24%
Class I	$1,000	$1,224.10	$4.34	$1,000	$1,021.00	$3.94	0.79%
Class N	$1,000	$1,224.30	$4.34	$1,000	$1,020.99	$3.94	0.79%
Class R	$1,000	$1,219.80	$8.55	$1,000	$1,017.24	$7.77	1.54%
Class Y	$1,000	$1,222.20	$6.33	$1,000	$1,019.23	$5.75	1.14%
Ivy Mid Cap Income Opportunities Fund
Class A	$1,000	$1,315.70	$7.06	$1,000	$1,018.81	$6.16	1.23%
Class C	$1,000	$1,311.50	$11.44	$1,000	$1,015.03	$9.97	1.99%
Class I	$1,000	$1,319.00	$4.75	$1,000	$1,020.81	$4.14	0.83%
Class N	$1,000	$1,318.10	$4.75	$1,000	$1,020.81	$4.14	0.83%
Class R	$1,000	$1,313.30	$9.14	$1,000	$1,017.05	$7.97	1.58%
Class Y	$1,000	$1,315.70	$7.06	$1,000	$1,018.81	$6.16	1.23%
Ivy Municipal Bond Fund
Class A	$1,000	$1,012.40	$4.23	$1,000	$1,020.76	$4.24	0.83%
Class B**	$1,000	$1,007.70	$9.03	$1,000	$1,015.89	$9.07	1.81%
Class C	$1,000	$1,007.90	$8.73	$1,000	$1,016.26	$8.77	1.74%
Class I	$1,000	$1,013.10	$3.52	$1,000	$1,021.41	$3.54	0.70%
Class N	$1,000	$1,013.30	$3.02	$1,000	$1,021.93	$3.03	0.60%
Class Y	$1,000	$1,012.40	$4.23	$1,000	$1,020.77	$4.24	0.83%
Ivy Municipal High Income Fund
Class A	$1,000	$1,024.80	$4.45	$1,000	$1,020.52	$4.45	0.88%
Class B**	$1,000	$1,021.00	$8.19	$1,000	$1,016.85	$8.17	1.62%
Class C	$1,000	$1,021.20	$7.98	$1,000	$1,017.05	$7.97	1.58%
Class I	$1,000	$1,026.20	$3.14	$1,000	$1,021.87	$3.13	0.61%
Class N	$1,000	$1,025.80	$3.04	$1,000	$1,021.93	$3.03	0.60%
Class Y	$1,000	$1,024.80	$4.45	$1,000	$1,020.52	$4.45	0.88%

See footnotes on page 9.

2021	ANNUAL REPORT	7

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-20	Ending Account Value 3-31-21	Expenses Paid During Period*	Beginning Account Value 9-30-20	Ending Account Value 3-31-21	Expenses Paid During Period*
Ivy Pzena International Value Fund
Class A	$1,000	$1,377.30	$8.91	$1,000	$1,017.44	$7.57	1.50%
Class B**	$1,000	$1,361.90	$21.97	$1,000	$1,006.32	$18.66	3.73%
Class C	$1,000	$1,372.20	$12.81	$1,000	$1,014.15	$10.88	2.16%
Class I	$1,000	$1,380.40	$6.67	$1,000	$1,019.36	$5.65	1.12%
Class N	$1,000	$1,381.90	$5.60	$1,000	$1,020.23	$4.75	0.94%
Class R	$1,000	$1,376.30	$9.98	$1,000	$1,016.50	$8.47	1.69%
Class Y	$1,000	$1,378.50	$7.97	$1,000	$1,018.18	$6.76	1.35%
Ivy Securian Core Bond Fund
Class A	$1,000	$994.90	$4.29	$1,000	$1,020.58	$4.34	0.87%
Class B**	$1,000	$989.80	$9.35	$1,000	$1,015.52	$9.47	1.89%
Class C	$1,000	$991.10	$8.16	$1,000	$1,016.77	$8.27	1.64%
Class E	$1,000	$994.50	$4.69	$1,000	$1,020.19	$4.75	0.95%
Class I	$1,000	$997.00	$2.20	$1,000	$1,022.68	$2.22	0.45%
Class N	$1,000	$997.00	$2.20	$1,000	$1,022.68	$2.22	0.45%
Class R	$1,000	$993.30	$5.98	$1,000	$1,018.95	$6.06	1.20%
Class Y	$1,000	$995.00	$4.29	$1,000	$1,020.61	$4.34	0.87%
Ivy Small Cap Core Fund
Class A	$1,000	$1,466.00	$8.26	$1,000	$1,018.20	$6.76	1.35%
Class B**	$1,000	$1,458.60	$14.38	$1,000	$1,013.18	$11.78	2.36%
Class C	$1,000	$1,461.40	$12.68	$1,000	$1,014.63	$10.38	2.07%
Class I	$1,000	$1,469.90	$5.43	$1,000	$1,020.51	$4.45	0.89%
Class N	$1,000	$1,469.60	$5.43	$1,000	$1,020.51	$4.45	0.89%
Class R	$1,000	$1,464.40	$10.10	$1,000	$1,016.77	$8.27	1.64%
Class Y	$1,000	$1,466.60	$8.02	$1,000	$1,018.46	$6.56	1.30%
Ivy Small Cap Growth Fund
Class A	$1,000	$1,325.10	$7.21	$1,000	$1,018.76	$6.26	1.24%
Class B**	$1,000	$1,318.40	$12.52	$1,000	$1,014.14	$10.88	2.17%
Class C	$1,000	$1,319.80	$11.71	$1,000	$1,014.78	$10.17	2.04%
Class E	$1,000	$1,324.60	$7.55	$1,000	$1,018.46	$6.56	1.30%
Class I	$1,000	$1,327.30	$5.12	$1,000	$1,020.50	$4.45	0.89%
Class N	$1,000	$1,327.80	$5.00	$1,000	$1,020.61	$4.34	0.87%
Class R	$1,000	$1,322.80	$9.29	$1,000	$1,016.90	$8.07	1.61%
Class Y	$1,000	$1,325.10	$7.21	$1,000	$1,018.76	$6.26	1.24%

See footnotes on page 9.

8	ANNUAL REPORT	2021

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-20	Ending Account Value 3-31-21	Expenses Paid During Period*	Beginning Account Value 9-30-20	Ending Account Value 3-31-21	Expenses Paid During Period*
Ivy Value Fund
Class A	$1,000	$1,332.00	$6.76	$1,000	$1,019.10	$5.86	1.17%
Class B**	$1,000	$1,324.30	$13.36	$1,000	$1,013.44	$11.58	2.31%
Class C	$1,000	$1,327.00	$11.52	$1,000	$1,015.04	$9.97	1.98%
Class I	$1,000	$1,333.50	$5.25	$1,000	$1,020.39	$4.55	0.91%
Class N	$1,000	$1,334.30	$4.32	$1,000	$1,021.18	$3.74	0.75%
Class R	$1,000	$1,329.30	$8.97	$1,000	$1,017.19	$7.77	1.55%
Class Y	$1,000	$1,332.00	$6.76	$1,000	$1,019.10	$5.86	1.17%

*

Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2021, and divided by 365.

**	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(1)

This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

(3)	Annualized Expense Ratio Based on the Six-Month Period does not include expenses of Underlying Ivy Funds in which Ivy Managed International Opportunities Fund invests.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

2021	ANNUAL REPORT	9

MANAGEMENT DISCUSSION	IVY CORE EQUITY FUND

(UNAUDITED)

Erik R. Becker

Erik R. Becker, CFA, portfolio manager of Ivy Core Equity Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2021. Mr. Becker has managed the Fund since 2006 and has 23 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy Core Equity Fund (Class A shares at net asset value)	57.58%
Ivy Core Equity Fund (Class A shares, including sales charges)	52.01%

Benchmark and Morningstar Category
S&P 500 Index	56.35%
(Generally reflects the performance of large- and medium-sized U.S. stocks)
Morningstar Large Blend Category Average	56.80%
(Generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Market conditions

For the fiscal year ended March 31, 2021, the S&P 500 Index, the Fund’s benchmark, increased by more than 56%. It goes without saying that the starting point to the period came shortly after the pandemic-induced market bottom of March 23, 2020, leading to extraordinary returns over the measurement period. Materials led all sectors for the year with a return of over 78%. Energy followed, increasing 75%. Consumer discretionary rounded out the top three with a return of 70%. The index’s worst performing sectors for the fiscal period included utilities, consumer staples and real estate.

Off what was nearly the cycle bottom, the leadership of the market was cyclically driven while the more defensive groups significantly lagged. This was to be expected given the magnitude of gross domestic product (GDP) growth decline (-31% on a quarter-over-quarter annualized basis in the June quarter) and subsequent recovery (+33% in September quarter). For the full fiscal year, growth stocks led value stocks by nearly 10 percentage points as measured by comparative returns of the Russell 1000 Growth Index versus the Russell 1000 Value Index, though value had a pronounced recovery in the March 2021 quarter.

Contributors and detractors

The Fund outperformed its benchmark and peers for the measurement period, before the effects of sales charges. Individual stock selection drove the majority of relative performance while sector allocation decisions were roughly neutral to performance. The portfolio’s small weighting in cash (averaging 0.75% of fund assets) detracted over 1% to returns given the sharp appreciation in the market. United Rentals, Inc. was the best performing equity for the year, driving over 1.2% of portfolio active return. Discover Financial Services, Morgan Stanley and Aptiv PLC each delivered over 1.0% of portfolio active return. One of the worst performing positions over the past year was Lockheed Martin, which cost the portfolio 0.6% of active return. Cisco Systems, Inc., NextEra Energy, Citigroup, Inc. and Fiserv, Inc. also detracted from relative performance though at a far lower rate than the portfolio’s best performers. Of these names, only NextEra Energy and Fiserv are still holdings of the Fund.

The past 12 months was truly a remarkable period. It goes without saying that the loss of life associated with COVID-19 was truly tragic. Despite immense hardship inflicted on so many families, the strength of the American system once again looks to have prevailed. Consumers, businesses and policymakers (despite nasty division) acted in the midst of unprecedented adversity to limit the scope of decline and prepare for recovery. As we sit today, consumers have built unprecedented savings with the help of the largest fiscal spending (2020) since World War II (adjusted for inflation). The recent signing on March 11 of the latest fiscal stimulus bill — $1.9 trillion — and expectations for some portion of President Biden’s $2 trillion infrastructure package to be enacted add support for a significant acceleration in GDP growth for both 2021 and 2022. This in conjunction with expectations for strides in vaccination and economic re-opening, drives our economists to expect U.S. GDP to rise over 7% in 2021 and over 5% in 2022, providing significant support to revenues and profits for the market.

Counterbalancing expected profit leverage to U.S. and global economic strength, tax rates are broadly expected to move higher as current proposals call for a hike to the U.S. corporate tax rate to 28% from 21% and a global minimum tax on international earnings. While we don’t know the exact destination of tax rates, we expect taxes to be somewhat of a headwind to corporate profit growth in the future. That said, current consensus expectations for >25% earnings growth for S&P 500 companies in 2021 followed by 15% in 2022 seems broadly realistic in light of analysts’ tendency to underestimate operating leverage early in an economic cycle.

10	ANNUAL REPORT	2021

At the moment, most market participants expect a sharp rise in inflation in the near term as higher energy prices and base effects (comparisons from calendar year 2020) create the illusion of rapid price growth. Persistent inflation due to a hot economy and resource constraints (labor, commodities, transportation, etc.) is not the consensus base case and could create future surprises in both the equity and bond markets.

We have made very few changes to portfolio composition over the last quarter. Our only new addition to the portfolio during the fiscal period was American Express Co., a company that trades significantly cheaper than the market and peers, such as MasterCard, Inc. and Visa, Inc. (not a Fund holding). American Express is expected to see rapid growth in revenue and earnings as consumer spending broadens out. During the measurement period, the portfolio exited positions in Facebook, Intuit and Walmart, Inc. at gains to focus on similar securities within each sector we believe have better reward/risk tradeoffs (Alphabet, Inc., Microsoft Corp. and Costco Wholesale Corp.). The Fund’s largest sector overweight continues to be financials. This is not a significant macro-driven prediction for higher interest rates, given several of the Fund holdings (Blackstone Group, KKR & Co, Artisan Partners, and others) do particularly well in a low rate environment.

For several quarters, we had been writing about the growing discomfort with the growth and momentum characteristics of the equity market. We slowly transitioned the Fund to be more valuation sensitive and, as opportunities presented themselves, moved aggressively to purchase securities where we saw significant dislocations in their valuations during the early innings of the pandemic. With value having significantly outperformed growth over the prior two quarters, some of the valuation opportunity inherent in the market has dissipated.

The leadership stocks within the market have become, in many cases, value stocks or reopening stocks. Expensive growth stocks have underperformed, though only for a few quarters. Left behind, we believe, are the stable compounders: companies expected to grow revenues 5-10% with valuations about in line with the overall market. These companies are not sexy, they are not on any hedge fund’s “re-opening list,” and they are not cheap enough to be called “deep value” during a rotation to value securities. However, as a group, they have become cheaper. We happen to own several of these securities, such as United Healthcare Group, Inc., the most dominant and integral player within U.S. health care. Another is Aon plc, an insurance brokerage with expected revenue growth in the mid-single digits with a large catalyst ahead in the potential acquisition of Willis Towers Watson, not a Fund holding. Finally, Fiserv, which is the Fund’s largest active weighting, is valued at a discount to the market on forward earnings with mid- to high-single digit sustainable revenue growth and leverage to accelerated spending on travel, leisure and in-person venues.

We believe the Fund’s risk characteristics are well controlled. Though the future looks bright, we are cognizant of growing risks in the form of persistent inflation, aggressive use of leverage by market participants, and a Federal Reserve that will ultimately move away from extraordinary accommodation. As always, we thank you for your interest in our strategy and look forward to updating you in the future.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges. Your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Because the Fund is generally invested in a small number of stocks, the performance of any one security held by the Fund will have a greater impact than if the Fund were invested in a larger number of securities. Although larger companies tend to be less volatile than companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends, and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Core Equity Fund.

2021	ANNUAL REPORT	11

PORTFOLIO HIGHLIGHTS	IVY CORE EQUITY FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	99.7%
Information Technology	27.5%
Financials	19.2%
Health Care	13.1%
Consumer Discretionary	10.3%
Industrials	10.0%
Communication Services	8.2%
Consumer Staples	5.0%
Materials	2.9%
Utilities	2.3%
Real Estate	1.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.3%

Top 10 Equity Holdings

Company	Sector	Industry
Microsoft Corp.	Information Technology	Systems Software
Fiserv, Inc.	Information Technology	Data Processing & Outsourced Services
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Alphabet, Inc., Class A	Communication Services	Interactive Media & Services
JPMorgan Chase & Co.	Financials	Other Diversified Financial Services
UnitedHealth Group, Inc.	Health Care	Managed Health Care
Amazon.com, Inc.	Consumer Discretionary	Internet & Direct Marketing Retail
MasterCard, Inc., Class A	Information Technology	Data Processing & Outsourced Services
Union Pacific Corp.	Industrials	Railroads
Aon plc	Financials	Insurance Brokers

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

12	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY CORE EQUITY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(3)	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	52.01%	51.92%	56.31%	53.69%	57.92%	58.14%	56.93%	57.75%
5-year period ended 3-31-21	14.73%	14.25%	14.62%	14.97%	15.83%	15.99%	15.12%	15.81%
10-year period ended 3-31-21	11.87%	11.37%	11.58%	11.91%	12.60%	—	—	12.54%
Since Inception of Class through 3-31-21(5)	—	—	—	—	—	12.31%	13.30%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 3.50%(a) and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase. Class E shares carry a CDSC on shares purchased at net asset value for $250,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

2021	ANNUAL REPORT	13

SCHEDULE OF INVESTMENTS	IVY CORE EQUITY FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares	Value
Communication Services

Cable & Satellite – 1.6%
Charter Communications, Inc., Class A (A)	119	$73,185

Interactive Home Entertainment – 1.1%
Take-Two Interactive Software, Inc. (A)	291	51,443

Interactive Media & Services – 3.8%
Alphabet, Inc., Class A (A)	86	177,998

Movies & Entertainment – 1.7%
Netflix, Inc. (A)	158	82,313

Total Communication Services – 8.2%		384,939
Consumer Discretionary

Auto Parts & Equipment – 2.3%
Aptiv plc (A)	781	107,679

Automotive Retail – 2.0%
AutoZone, Inc. (A)	66	92,059

Footwear – 1.6%
NIKE, Inc., Class B	561	74,579

Homebuilding – 1.2%
D.R. Horton, Inc.	641	57,096

Internet & Direct Marketing Retail – 3.2%
Amazon.com, Inc. (A)	48	149,054

Total Consumer Discretionary – 10.3%		480,467
Consumer Staples

Food Distributors – 1.5%
Sysco Corp.	901	70,966

Household Products – 1.3%
Procter & Gamble Co. (The)	458	62,016

Hypermarkets & Super Centers – 2.2%
Costco Wholesale Corp.	287	101,021

Total Consumer Staples – 5.0%		234,003
Financials

Asset Management & Custody Banks – 5.7%
Artisan Partners Asset Management, Inc.	1,348	70,344
Blackstone Group, Inc. (The), Class A	1,365	101,736
KKR & Co.	1,892	92,405

		264,485

Consumer Finance – 3.2%
American Express Co.	545	77,155
Discover Financial Services	789	74,932

		152,087

COMMON STOCKS (Continued)	Shares	Value
Financial Exchanges & Data – 2.2%
CME Group, Inc.	513	$104,851

Insurance Brokers – 2.7%
Aon plc	545	125,479

Investment Banking & Brokerage – 2.1%
Morgan Stanley	1,237	96,045

Other Diversified Financial Services – 3.3%
JPMorgan Chase & Co.	1,026	156,142

Total Financials – 19.2%		899,089
Health Care

Health Care Equipment – 4.1%
Danaher Corp.	342	76,917
Zimmer Holdings, Inc.	726	116,146

		193,063

Health Care Facilities – 2.2%
HCA Holdings, Inc.	552	103,874

Managed Health Care – 3.2%
UnitedHealth Group, Inc.	405	150,591

Pharmaceuticals – 3.6%
Eli Lilly and Co.	496	92,602
Zoetis, Inc.	476	74,989

		167,591

Total Health Care – 13.1%		615,119
Industrials

Aerospace & Defense – 1.6%
Airbus SE ADR	2,560	72,672

Agricultural & Farm Machinery – 2.0%
Deere & Co.	252	94,438

Industrial Machinery – 1.4%
Stanley Black & Decker, Inc.	331	66,068

Railroads – 2.7%
Union Pacific Corp.	575	126,842

Trading Companies & Distributors – 2.3%
United Rentals, Inc. (A)	329	108,382

Total Industrials – 10.0%		468,402
Information Technology

Data Processing & Outsourced Services – 8.5%
Fiserv, Inc. (A)	1,642	195,406
MasterCard, Inc., Class A	381	135,798
PayPal, Inc. (A)	270	65,600

		396,804

Electronic Manufacturing Services – 2.5%
TE Connectivity Ltd.	905	116,825

COMMON STOCKS (Continued)	Shares	Value
Semiconductors – 5.4%
Analog Devices, Inc.	463	$71,754
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	701	82,910
Texas Instruments, Inc.	512	96,759

		251,423

Systems Software – 7.1%
Microsoft Corp.	1,419	334,475

Technology Hardware, Storage & Peripherals – 4.0%
Apple, Inc.	1,527	186,518

Total Information Technology – 27.5%		1,286,045
Materials

Industrial Gases – 1.0%
Linde plc	162	45,357

Specialty Chemicals – 1.9%
Sherwin-Williams Co. (The)	123	90,786

Total Materials – 2.9%		136,143
Real Estate

Health Care REITs – 1.2%
Welltower, Inc.	784	56,176

Total Real Estate – 1.2%		56,176
Utilities

Electric Utilities – 2.3%
NextEra Energy, Inc.	1,400	105,888

Total Utilities – 2.3%		105,888

TOTAL COMMON STOCKS – 99.7%		$4,666,271
(Cost: $2,790,803)

SHORT-TERM SECURITIES
Money Market Funds (B) – 0.3%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.040%	14,520	14,520

TOTAL SHORT-TERM SECURITIES – 0.3%		$14,520
(Cost: $14,520)

TOTAL INVESTMENT SECURITIES – 100.0%		$4,680,791
(Cost: $2,805,323)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		1,329

NET ASSETS – 100.0%		$4,682,120

14	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY CORE EQUITY FUND (in thousands)

MARCH 31, 2021

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the annualized 7-day yield at March 31, 2021.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$4,666,271	$—	$—
Short-Term Securities	14,520	—	—
Total	$4,680,791	$—	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	15

MANAGEMENT DISCUSSION	IVY EMERGING MARKETS EQUITY FUND

(UNAUDITED)

Jonas Krumplys

Aditya Kapoor

Below, Jonas M. Krumplys, CFA, and Aditya Kapoor, CFA, portfolio managers of Ivy Emerging Markets Equity Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2021. Mr. Krumplys has 39 years industry experience and has managed the Fund for seven years. Mr. Kapoor has 14 years of industry experience and has managed the Fund for four years.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy Emerging Markets Equity Fund (Class A shares at net asset value)	81.21%
Ivy Emerging Markets Equity Fund (Class A shares including sales charges)	74.83%

Benchmark and Morningstar Category
MSCI Emerging Markets Index	58.39%
(generally reflects the performance of stocks across emerging market countries worldwide)
Morningstar Diversified Emerging Markets Category Average	62.38%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Emerging markets stand their ground

What a difference a year makes. At this time last year, we were looking forward to a swift return to normal. We quickly learned the COVID-19 pandemic was going for the long haul. We wish all the best to our clients in these unprecedented times. Through better and worse, emerging markets have faired relatively well from an investment standpoint. Despite the challenges presented throughout the fiscal year, with the support of strong underlying fundamentals, emerging markets showed resiliency and persevered. The pandemic, which shined a light on the value of innovation and forward-thinking business models, proved to be the driving force behind markets. Emerging markets’ leadership in these areas was further highlighted.

Through the first half of the fiscal year, growth companies, highlighted by those with innovative technology, reigned. Business models focused on the virtual world were already on the fast track but accelerated as a result of lockdowns. Also, virus management proved to be an important factor. Countries that took strict initial measures and used contact tracing technology to stop the spread of the virus faired well. South Korea, Taiwan and China were beneficiaries of both.

Later in the year, the prospects of “reopening” coupled with more clarity surrounding the U.S. elections and future stimulus drove a recovery in cyclical areas of the global economy. Latin American countries (particularly Brazil) posted significant gains in the early stages of that cyclical bounce but have recently struggled to control COVID-19 and, as a result, markets have lagged. South Africa and Russia, both with commodity-linked economies, have done well. India, which has been faced with several challenges, has managed to keep its economy in comparatively good shape. The country’s equity markets have been relatively strong, led by their high-quality privatized banks and Reliance Industries, the country’s largest company. China, which has been a prime area for investing, slowed down recently as several situations mounted. Local Chinese demand for Hong Kong listed stocks, via the stock connect, soured. These were some of the best performing and most sought-after companies in 2020. Stocks also sold off as the market continued to digest regulatory proposals from the Chinese government. Most important, perhaps, was rumblings that China may tighten liquidity in its financial system. On a side note, major emerging-market currencies strengthened over the last year, with the Brazilian real being the exception.

Strong outperformance over the period

The Fund posted strong positive performance and significantly outperformed its benchmark index and Morningstar peer group for the fiscal year. Key drivers of performance were strong stock selection as well as allocation decisions in the consumer discretionary and financials sectors. China, Taiwan, and Brazil were the largest contributors to performance as a result of good stock selection in those countries.

The largest individual relative contributors were MercadoLibre, Inc. (the leading e-commerce company in Latin America that has also developed a successful fintech business), Meituan Dianping (a top Chinese consumer platform that focuses on consumer services like food delivery, online travel bookings, and other services), and Freeport-McMoRan Copper & Gold, Inc., Class B (a global mining company with a significant copper business). The Fund no longer holds Meituan Dianping.

From a sector standpoint, the Fund experienced a slight headwind from an underweight in materials and overweight in real estate. Stock selection in South Africa detracted from performance and stock selection in Indonesia also had a small negative impact. Cash, which averaged just over 1.5% over the year, also detracted.

16	ANNUAL REPORT	2021

The largest individual detractors were AngloGold Ashanti Ltd. (a South African gold miner that the Fund has owned over a period when gold prices have been down), Hypermarcas S.A. (a Brazil based pharmaceutical company that was weak as a result of lower prescription volumes precipitated by a decline in doctor visits), and Bharti Airtel Ltd. (an Indian telecom company that faced some competitive pressure and a regulatory overhang that alleviated later in the year). Not owning NIO Inc. (a Chinese electric vehicle company) also dragged on relative performance. The Fund no longer holds Hypermarcas S.A.

Fund positioning and outlook

While there is a lot of noise in global markets, we believe emerging-market fundamentals are strong. On one hand, are the Asian economies that have weathered the storm well and equity market performance, over the last year, reflects this resilience. On the other hand, are the more fragile economies that have suffered more from the pandemic, or are more cyclical in nature, or both.

In the case of China, South Korea and Taiwan, all of which have remained stable, they continue to provide compelling investment opportunities. While China is tightening liquidity in their monetary system, this is consistent with the goals they had put in place prior to the pandemic. China’s intent has been to deleverage and focus on more sustained drivers of growth. While this may slow gross domestic product (GDP) growth rates and, as a result, create headline risk in the near term, it does not mean individual companies can’t thrive. In the case of Taiwan and South Korea, companies in those countries are leaders in certain industries, have clear strategic advantages and, we believe, can bring shareholders value for many years.

Brazil has struggled to temper the spread of the virus. A more cavalier approach to the virus has now left them a step behind, including not ordering vaccines with any sense of urgency. At the same time, Brazilian equities have significantly trailed broader emerging markets and there are attractive pockets to invest in within that market.

India is also in a precarious situation. However, as compared to Brazil, India is a manufacturer of COVID-19 vaccines. They also have more monetary and fiscal capacity to support their economy and financial markets. These two characteristics have brought, and we believe should continue to provide more stability to India based equities.

The pandemic is clearly not over as threats linger, but the heterogeneity of emerging markets creates an environment where as one opportunity fades another emerges. Recent market reactions have opened the door in some areas and lagging markets in select countries leaves further room for valuations to rise when these countries, ultimately, get back on track. We remain committed to finding the perceived best companies with sustainable growth and discovering companies on the verge of positive cyclical inflection points.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges. Your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

The Fund may use a range of derivative instruments to manage exposure to various foreign currencies, to gain exposure to certain individual securities, to hedge various market and event risks and as a means of generating additional income from written options. Derivative instruments that may be used include forward contracts to either increase or decrease exposure to a given currency, and options, both written and purchased, on individual equity securities and/or equity markets. The Fund also may use futures contracts on foreign equity indices.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Emerging Markets Equity Fund.

2021	ANNUAL REPORT	17

PORTFOLIO HIGHLIGHTS	IVY EMERGING MARKETS EQUITY FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	97.5%
Consumer Discretionary	24.0%
Information Technology	19.1%
Communication Services	12.5%
Financials	12.1%
Materials	7.7%
Consumer Staples	6.6%
Energy	4.6%
Health Care	4.0%
Industrials	4.0%
Real Estate	2.9%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	2.5%
Country Weightings

Pacific Basin	76.0%
China	34.0%
South Korea	14.9%
Taiwan	11.8%
India	10.1%
Hong Kong	3.5%
Other Pacific Basin	1.7%
South America	8.9%
Brazil	7.6%
Other South America	1.3%
Europe	5.2%
Russia	5.2%
Africa	5.0%
South Africa	5.0%
North America	1.5%
Bahamas/Caribbean	0.9%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	2.5%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	Information Technology	Semiconductors
Samsung Electronics Co. Ltd.	South Korea	Information Technology	Technology Hardware, Storage & Peripherals
Tencent Holdings Ltd.	China	Communication Services	Interactive Media & Services
Alibaba Group Holding Ltd. ADR	China	Consumer Discretionary	Internet & Direct Marketing Retail
JD.com, Inc. ADR	China	Consumer Discretionary	Internet & Direct Marketing Retail
Li Ning Co. Ltd.	China	Consumer Discretionary	Apparel, Accessories & Luxury Goods
Reliance Industries Ltd.	India	Energy	Oil & Gas Refining & Marketing
MercadoLibre, Inc.	Brazil	Consumer Discretionary	Internet & Direct Marketing Retail
ICICI Bank Ltd.	India	Financials	Diversified Banks
Midea Group Co. Ltd., Class A	China	Consumer Discretionary	Household Appliances

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

18	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY EMERGING MARKETS EQUITY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	74.83%	75.42%	80.00%	82.02%	82.01%	80.73%	81.40%
5-year period ended 3-31-21	15.30%	14.88%	15.30%	16.62%	16.68%	15.82%	16.22%
10-year period ended 3-31-21	5.82%	5.30%	5.54%	6.65%	—	—	6.32%
Since Inception of Class through 3-31-21(5)	—	—	—	—	9.96%	8.99%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 3.50%(a). Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

2021	ANNUAL REPORT	19

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY EMERGING MARKETS EQUITY FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares	Value
Brazil

Consumer Discretionary – 3.7%
Lojas Renner S.A.	3,137	$23,688
MercadoLibre, Inc. (A)	44	64,324

		88,012

Consumer Staples – 1.4%
Ambev S.A.	12,206	33,223

Energy – 0.9%
Petroleo Brasileiro S.A.	5,118	21,997

Materials – 1.6%
Vale S.A.	2,210	38,293

Total Brazil – 7.6%		$181,525
Cayman Islands

Financials – 0.9%
Patria Investments Ltd., Class A (A)	1,218	21,224

Total Cayman Islands – 0.9%		$21,224
China

Communication Services – 7.0%
Tencent Holdings Ltd.	2,127	166,929

Consumer Discretionary – 13.9%
Alibaba Group Holding Ltd. ADR (A)	502	113,737
Gree Electric Appliances, Inc. of Zhuhai, A Shares	2,632	25,138
JD.com, Inc. ADR (A)	788	66,494
Li Ning Co. Ltd.	10,178	66,112
Midea Group Co. Ltd., Class A	4,723	59,164

		330,645

Consumer Staples – 2.8%
China Mengniu Dairy Co. Ltd.	6,459	36,972
Shanghai Jahwa United Co. Ltd., Class A (A)	3,946	28,862

		65,834

Financials – 3.2%
China Merchants Bank Co. Ltd., H Shares	4,701	35,889
Ping An Insurance (Group) Co. of China Ltd., H Shares	3,388	40,334

		76,223

Health Care – 3.4%
BeiGene Ltd. ADR (A)	140	48,766
Yunnan Baiyao Group Co. Ltd., A Shares	1,810	33,227

		81,993

Industrials – 1.6%
Hefei Meiya Optoelectronic Technology, Inc., A Shares	6,028	38,829

COMMON STOCKS (Continued)	Shares	Value
Materials – 1.1%
Anhui Conch Cement Co. Ltd., H Shares	3,944	$25,645

Real Estate – 1.0%
KE Holdings, Inc. ADR (A)	6	340
Logan Group Co. Ltd.	13,482	22,718

		23,058

Total China – 34.0%		$809,156
Hong Kong

Consumer Discretionary – 2.4%
Galaxy Entertainment Group	6,378	57,431

Financials – 1.1%
Hong Kong Exchanges and Clearing Ltd.	444	26,110

Total Hong Kong – 3.5%		$83,541
India

Communication Services – 1.5%
Bharti Airtel Ltd.	5,255	37,180

Consumer Staples – 0.9%
United Spirits Ltd. (A)	2,801	21,313

Energy – 2.7%
Reliance Industries Ltd.	2,390	65,491

Financials – 3.9%
HDFC Bank Ltd. (A)	1,643	33,561
ICICI Bank Ltd.	7,550	60,113

		93,674

Industrials – 1.1%
Larsen & Toubro Ltd.	1,351	26,222

Total India – 10.1%		$243,880
Panama

Industrials – 1.3%
Copa Holdings S.A., Class A	389	31,463

Total Panama – 1.3%		$31,463
Russia

Communication Services – 2.1%
Yandex N.V., Class A (A)	797	51,043

Consumer Discretionary – 0.6%
Fix Price Group Ltd. GDR (A)(B)	1,489	14,535

Energy – 1.0%
PJSC LUKOIL	277	22,384

Financials – 1.3%
Sberbank of Russia PJSC ADR	2,041	31,444

COMMON STOCKS (Continued)	Shares	Value
Real Estate – 0.2%
Etalon Group Ltd. GDR	3,167	$5,115

Total Russia – 5.2%		$124,521
South Africa

Communication Services – 1.9%
Naspers Ltd., Class N	184	43,982

Financials – 1.7%
Capitec Bank Holdings Ltd.	424	40,777

Materials – 1.4%
AngloGold Ashanti Ltd. (C)	1,560	34,017

Total South Africa – 5.0%		$118,776
South Korea

Consumer Discretionary – 3.4%
Hanon Systems	1,515	23,632
Hyundai Motor Co.	301	57,974

		81,606

Consumer Staples – 1.5%
LG Household & Health Care Ltd.	26	36,337

Health Care – 0.6%
EOFlow Co. Ltd. (A)	238	13,591

Information Technology – 7.3%
Samsung Electronics Co. Ltd.	2,428	174,601

Materials – 2.1%
LG Chem Ltd.	70	49,934

Total South Korea – 14.9%		$356,069
Taiwan

Information Technology – 11.8%
Delta Electronics, Inc.	3,685	37,193
MediaTek, Inc.	1,371	46,556
Taiwan Semiconductor Manufacturing Co. Ltd.	9,546	196,395

		280,144

Total Taiwan – 11.8%		$280,144
United States

Materials – 1.5%
Freeport-McMoRan Copper & Gold, Inc., Class B	740	24,384
Southern Copper Corp.	173	11,771

		36,155

Total United States – 1.5%		$36,155

20	ANNUAL REPORT	2021

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY EMERGING MARKETS EQUITY FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS (Continued)	Shares	Value
Vietnam

Real Estate – 1.7%
Vinhomes JSC (A)	9,423	$39,732

Total Vietnam – 1.7%		$39,732

TOTAL COMMON STOCKS – 97.5%		$2,326,186
(Cost: $1,408,743)

SHORT-TERM SECURITIES
Money Market Funds (D) – 2.7%
State Street Institutional U.S. Government Money Market Fund – Premier Class 0.040%	53,204	53,204

SHORT-TERM SECURITIES (Continued)	Shares	Value
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares 0.010% (E)	11,223	$11,223

		64,427

TOTAL SHORT-TERM SECURITIES – 2.7%		$64,427
(Cost: $64,427)

TOTAL INVESTMENT SECURITIES – 100.2%		$2,390,613
(Cost: $1,473,170)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.2)%		(4,117)

NET ASSETS – 100.0%		$2,386,496

Notes to Consolidated Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021 the total value of these securities amounted to $14,535 or 0.6% of net assets.

(C)	All or a portion of securities with an aggregate value of $10,673 are on loan.

(D)	Rate shown is the annualized 7-day yield at March 31, 2021.

(E)	Investment made with cash collateral received from securities on loan.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$299,134	$—	$—
Consumer Discretionary	557,694	14,535	—
Consumer Staples	156,707	—	—
Energy	109,872	—	—
Financials	289,452	—	—
Health Care	95,584	—	—
Industrials	96,514	—	—
Information Technology	454,745	—	—
Materials	184,044	—	—
Real Estate	67,905	—	—
Total Common Stocks	$2,311,651	$14,535	$—
Short-Term Securities	64,427	—	—
Total	$2,376,078	$14,535	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

2021	ANNUAL REPORT	21

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY EMERGING MARKETS EQUITY FUND (in thousands)

MARCH 31, 2021

Market Sector Diversification
(as a % of net assets)
Consumer Discretionary	24.0%
Information Technology	19.1%
Communication Services	12.5%
Financials	12.1%
Materials	7.7%
Consumer Staples	6.6%
Energy	4.6%
Health Care	4.0%
Industrials	4.0%
Real Estate	2.9%
Other+	2.5%

+	Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

22	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	IVY GLOBAL BOND FUND

(UNAUDITED)

Mark G. Beischel

Below, Mark G. Beischel, CFA, portfolio manager of Ivy Global Bond Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2021. Mr. Beischel has managed the Fund since 2008 and has 28 years of industry experience.

Fiscal Year Performance

For the 12 months ended March 31, 2021
Ivy Global Bond Fund (Class A shares at net asset value)	13.77%
Ivy Global Bond Fund (Class A shares with sales charge)	10.89%

Benchmark and Morningstar Category
Bloomberg Barclays U.S. Universal Index	2.95%
(Generally reflects performance of U.S. dollar-denominated taxable bonds that are rated either investment-grade or high yield; includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds)
Bloomberg Barclays Global Credit 1-10 Year Hedged Index	9.94%
(generally reflects the performance of the global investment grade local currency corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years)
Morningstar World Bond Category Average	10.07%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. The performance discussion below is at net asset value.

Volatile year with a full credit cycle in one quarter

The market witnessed a full credit cycle in the second quarter of calendar year 2020. Credit spreads on the U.S. Universal Credit 1-10 Year Index rallied back to pre-COVID-19 levels after widening 365 basis points (bps) in March 2020. We have never seen a health crisis morph into an economic crisis by virtue of a government mandated full-stop shutdown. The National Bureau of Economic Research declared the beginning of a recession in the first quarter of calendar year 2020. A clean V-shaped U.S. economic recovery was unlikely, and credit spreads continued to be at the mercy of virus-related news, both negative and positive. The Federal Reserve’s (Fed) rapid short-term interest rate cuts and a massive fiscal stimulus by the Federal government stabilized the economy and were followed by slight signs of a recovery. The Fed and Congress tried to fill the output gap with direct funds to households and loans to businesses.

The U.S. Treasury curve steepened slightly at the end of August after Fed Chairman Jerome Powell used his speech at the Jackson Hole Symposium to signal sustained looser monetary conditions. Specifically, he indicated the Fed would change its interpretation of its price-stability mandate to target “inflation that averages 2% over time,” thus allowing for “inflation moderately above 2%” after periods of low inflation.

Forecasters for major non-governmental finance organizations continued to upgrade their forecasts in the second half of 2020 and the first quarter of calendar year 2021. In September 2020, the Organization for Economic Cooperation and Development (OECD) upgraded its forecast for global economic contraction to a decline of 4.5%, up from -6.0% earlier. In the International Monetary Fund’s (IMF) recently published April 2021 World Economic Outlook (WEO) its researchers again upgraded global gross domestic product (GDP) growth estimates and expectations. Unfortunately, low-income developing countries stand out with GDP growth expectations revised downward compared to last October’s WEO. Meanwhile, among major economies, the U.S. stands out with expectations to surpass pre-COVID-19 GDP levels in 2021, while China returned to pre-COVID-19 GDP in 2020. The global credit market ended the first quarter of calendar year 2021 tighter than the end of calendar year 2020 and pre-pandemic levels, as rallying credit markets to start and end the quarter were enough to offset weakness in late February and early March.

Consumer consumption and activity data broadly improved into the end of the quarter as the late calendar year 2020 COVID-19 surge receded and consumers began to spend the latest round of stimulus checks. The U.S.’s COVID-19 vaccination rate continues to be ahead of most of the world, further bolstering sentiment.

Portfolio Strategy

The Fund changed its benchmark during the fiscal year, from the Bloomberg Barclays Global Credit 1-10 Year Hedged Index to its new index, the Bloomberg Barclays U.S. Universal Index. The Fund outperformed both its old and new benchmarks during the period, as well as its Morningstar peer group average. Most of the outperformance was attributable to the Fund’s exposure to credit and its relative shorter effective duration. The dramatic response in both fiscal and monetary policies and

2021	ANNUAL REPORT	23

the bending of the COVID-19 infection rate curve led to a massive rally in credit and a steepening of the yield curve as investors speculated a V-shaped recovery.

With concern of a global recession abating and aggressive fiscal stimulus, the U.S. dollar weakened over the year against developed market currencies. The Fund’s 100% exposure to the U.S. dollar diminished its relative return versus its Morningstar category.

We continue to seek opportunities to reduce volatility in the Fund. Additionally, we are maintaining a relatively low-duration strategy, as we feel it allows us a higher degree of certainty involving those companies in which we can invest. With the compression of credit spreads back to a more normalized level, we are tending to move back to a defensive position by moving up in higher quality credit/companies at the expense of high yield credits in emerging market countries.

Outlook

We believe the reopening of the global economy coinciding with the massive fiscal and monetary stimulus should prove to support economic growth. With growth and inflation expectations increasing, there has been a rise in global yields. Although the current environment seems favorable, we question whether this is durable or transitory. We believe that inflation should increase with the new Fed price-stability mandate but secular trends such as technology and demographics should help keep a lid on inflation expectations in the long run.

The Biden administration’s aggressive stimulus program has been followed with the proposal of an equally impressive infrastructure bill. Investors will have to incorporate these into their projections in a year where we have seen significant issues with supply chains as well as uncertainty over the reopening and regulatory, fiscal and monetary policy, which is likely to persist for the remainder of calendar year 2021. Market participants will have to navigate how the economy and financial markets will respond to the decline in fiscal and monetary stimulus over the long term as well as how the system adjusts to the dramatically higher levels of government debt globally.

Going forward, we believe that poor fundamentals and valuations for global credit, continued uncertainty in economies and markets, and the potential for an increase in shareholder-friendly activity will result in frequent periods of volatility and prevent spreads from rallying materially in the coming year. Our conservative positioning is designed to allow us to opportunistically take incremental risk to capitalize on that volatility as it presents itself. In environments like these the cost of being defensive is very low.

Emerging market (EM)-developed market (DM) growth differential (ex-China) is set to turn negative in calendar year 2021 on U.S. exceptionalism amid a worsening of the pandemic and slower vaccine rollout in EM. EM inflation forecasts have moved upward, largely reflecting supply-side factors. Yet, the combination of low-for-long DM guidance and persistent slack should allow most EM central banks to maintain modest policy adjustments. Industry remains a source of strength for EM growth. The concern now is that the resurgence in COVID-19 cases threatens to dampen near-term prospects, particularly with respect to recovery in service sectors.

We believe credit selection will continue to be paramount as the pandemic hopefully recedes and economies reopen. We continue to expect many mispriced credit situations as various industries, geographies and companies will differ dramatically in how they are affected by and respond to the reopening, as well as the evolving monetary and fiscal policy going forward.

Performance shown at net asset value does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting a foreign country, and differences in accounting standards and foreign regulations. Fixed income securities are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

24	ANNUAL REPORT	2021

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Global Bond Fund.

2021	ANNUAL REPORT	25

PORTFOLIO HIGHLIGHTS	IVY GLOBAL BOND FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Bonds	95.9%
Corporate Debt Securities	71.0%
United States Government and Government Agency Obligations	13.2%
Other Government Securities	11.7%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	4.1%

Quality Weightings

Investment Grade	71.5%
AAA	3.4%
AA	14.0%
A	13.2%
BBB	40.9%
Non-Investment Grade	24.4%
BB	17.0%
B	5.6%
CCC	1.8%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	4.1%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Country Weightings

North America	36.7%
United States	28.0%
Mexico	6.7%
Other North America	2.0%
South America	16.5%
Peru	4.1%
Brazil	3.7%
Chile	3.5%
Other South America	5.2%
Pacific Basin	15.3%
Europe	14.5%
United Kingdom	3.7%
Other Europe	10.8%
Bahamas/Caribbean	5.8%
Middle East	4.5%
Africa	2.0%
Other	0.6%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	4.1%

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

26	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY GLOBAL BOND FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	10.89%	8.85%	12.81%	13.90%	14.02%	13.13%	13.76%
5-year period ended 3-31-21	4.22%	3.83%	3.98%	5.02%	5.02%	4.24%	4.76%
10-year period ended 3-31-21	2.73%	2.38%	2.38%	3.24%	—	—	2.98%
Since Inception of Class through 3-31-21(5)	—	—	—	—	3.03%	2.32%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 2.50%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)

Effective October 1, 2020, the Fund’s new benchmark is the Bloomberg Barclays U.S. Universal Index. IICO believes that this index is more reflective of the types of securities that the Fund invests in. Both the new benchmark and the Fund’s previous benchmark noted above are included for comparison purposes.

2021	ANNUAL REPORT	27

SCHEDULE OF INVESTMENTS	IVY GLOBAL BOND FUND (in thousands)

MARCH 31, 2021

CORPORATE DEBT SECURITIES	Principal	Value
Argentina

Energy – 0.7%
Pampa Energia S.A.
7.500%, 1–24–27 (A)	$2,850	$2,320
Pan American Energy LLC
7.875%, 5–7–21 (A)	1,000	984

		3,304

Industrials – 0.2%
Aeropuertos Argentina 2000 S.A. (9.375% Cash or 9.375% PIK)
9.375%, 2–1–27 (A)(B)	1,014	814

Total Argentina – 0.9%		$4,118
Australia

Financials – 0.7%
Australia and New Zealand Banking Group Ltd.
4.400%, 5–19–26 (A)	3,000	3,362

Industrials – 0.8%
Transburban Finance Co. Pty Ltd.
2.450%, 3–16–31	2,400	2,346
Transurban Finance Co. Pty Ltd.
2.450%, 3–16–31 (A)	1,522	1,478

		3,824

Utilities – 1.0%
Ausgrid Finance Pty Ltd.
3.850%, 5–1–23 (A)	4,400	4,619

Total Australia – 2.5%		$11,805
Austria

Consumer Staples – 0.8%
JBS Investments II GmbH (GTD by JBS S.A.):
7.000%, 1–15–26 (A)	1,500	1,597
5.750%, 1–15–28 (A)	2,300	2,426

		4,023

Total Austria – 0.8%		$4,023
Bermuda

Consumer Staples – 0.6%
Bacardi Ltd.
4.450%, 5–15–25 (A)	2,800	3,113

Energy – 0.3%
GeoPark Ltd.
5.500%, 1–17–27 (A)	1,500	1,523

Total Bermuda – 0.9%		$4,636
Brazil

Industrials – 0.6%
Cosan Ltd.
5.500%, 9–20–29 (A)	2,700	2,858

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials – 2.6%
CSN Resources S.A.
7.625%, 2–13–23 (A)	$1,800	$1,867
Nexa Resources S.A.
6.500%, 1–18–28 (A)	2,200	2,525
Suzano Austria GmbH
6.000%, 1–15–29	2,000	2,353
Unigel Luxembourg S.A.
8.750%, 10–1–26 (A)	1,350	1,457
Vale Overseas Ltd.
6.250%, 8–10–26	3,850	4,580

		12,782

Utilities – 0.5%
Aegea Finance S.a.r.l.
5.750%, 10–10–24 (A)	2,300	2,384

Total Brazil – 3.7%		$18,024
British Virgin Islands

Consumer Staples – 0.4%
Central American Bottling Corp.
5.750%, 1–31–27 (A)	2,000	2,113

Information Technology – 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.
1.000%, 9–28–27 (A)	4,800	4,613

Total British Virgin Islands – 1.3%		$6,726
Canada

Consumer Staples – 0.3%
Alimentation Couche-Tard, Inc.
2.700%, 7–26–22 (A)	1,300	1,334

Energy – 0.5%
TransCanada PipeLines Ltd.
4.250%, 5–15–28	2,000	2,248

Financials – 0.9%
Brookfield Finance, Inc. (GTD by Brookfield Asset Management, Inc.)
4.350%, 4–15–30	1,900	2,145
Royal Bank of Canada:
3.700%, 10–5–23	750	809
4.650%, 1–27–26	1,500	1,711

		4,665

Materials – 0.3%
First Quantum Minerals Ltd.
6.500%, 3–1–24 (A)	1,350	1,370

Total Canada – 2.0%		$9,617
Cayman Islands

Consumer Discretionary – 0.2%
Meituan
3.050%, 10–28–30 (A)	1,067	1,037

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials – 0.8%
Alpha Star Holding III Ltd.
6.250%, 4–20–22 (C)	$1,000	$993
Grupo Aval Ltd.
4.375%, 2–4–30 (A)	1,300	1,312
Itau Unibanco Holdings S.A.
3.250%, 1–24–25 (A)	1,230	1,252

		3,557

Industrials – 0.2%
DP World Crescent Ltd.
3.875%, 7–18–29 (C)	1,150	1,206

Total Cayman Islands – 1.2%		$5,800
Chile

Communication Services – 0.1%
VTR Finance B.V.
6.375%, 7–15–28 (A)	651	703

Consumer Discretionary – 0.7%
Saci Falabella:
3.750%, 4–30–23	1,850	1,940
4.375%, 1–27–25 (A)(C)	1,000	1,098
3.750%, 10–30–27 (A)	500	539

		3,577

Energy – 0.5%
GeoPark Ltd.
6.500%, 9–21–24 (A)	2,400	2,481

Financials – 0.3%
Banco del Estado de Chile
2.704%, 1–9–25 (A)	1,500	1,564

Industrials – 0.3%
Empresa de Transporte de Pasajeros Metro S.A.
3.650%, 5–7–30 (A)	1,200	1,302

Materials – 1.1%
Celulosa Arauco y Constitucion S.A.
4.500%, 8–1–24	4,800	5,202

Utilities – 0.5%
Enel Chile S.A.
4.875%, 6–12–28	2,080	2,409

Total Chile – 3.5%		$17,238
China

Communication Services – 0.8%
Tencent Holdings Ltd.
2.985%, 1–19–23 (A)	1,800	1,868
Weibo Corp.
3.500%, 7–5–24	1,900	2,002

		3,870

28	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY GLOBAL BOND FUND (in thousands)

MARCH 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Discretionary – 1.0%
Alibaba Group Holding Ltd.:
2.800%, 6–6–23	$1,600	$1,669
3.400%, 12–6–27	3,000	3,218

		4,887

Energy – 0.5%
Sinopec Group Overseas Development (2018) Ltd.
4.125%, 9–12–25 (A)	2,000	2,207

Information Technology – 0.3%
Baidu, Inc.
3.425%, 4–7–30	500	524
Lenovo Group Ltd.
3.421%, 11–2–30 (A)	800	803

		1,327

Utilities – 0.4%
ENN Energy Holdings Ltd.
2.625%, 9–17–30 (A)	2,000	1,921

Total China – 3.0%		$14,212
Columbia

Financials – 0.5%
Banco de Bogota S.A.
5.375%, 2–19–23 (A)	2,000	2,132
Bancolombia S.A.
3.000%, 1–29–25	660	674

		2,806

Utilities – 0.6%
Empresas Publicas de Medellin E.S.P.
4.250%, 7–18–29 (A)	2,800	2,835

Total Columbia – 1.1%		$5,641
Denmark

Financials – 0.2%
Danske Bank A.S.
5.000%, 1–12–23 (A)	1,150	1,187

Total Denmark – 0.2%		$1,187
France

Consumer Staples – 0.2%
Pernod Ricard S.A.
4.250%, 7–15–22 (A)	750	784

Total France – 0.2%		$784
Hong Kong

Financials – 0.4%
AIA Group Ltd.
3.375%, 4–7–30 (A)	300	319
Bangkok Bank Public Co. Ltd.
4.050%, 3–19–24 (A)	1,200	1,310

		1,629

Total Hong Kong – 0.4%		$1,629

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
India

Communication Services – 0.2%
Network i2i Ltd.
5.650%, 4–15–68 (A)	$750	$793

Information Technology – 0.5%
HCL America, Inc.
1.375%, 3–10–26	2,250	2,209

Utilities – 1.0%
Adani Electricity Mumbai Ltd.
3.949%, 2–12–30 (A)	1,180	1,189
Adani Green Energy (UP) Ltd., Parampujya Solar Energy Private Ltd. and Prayatna Developers Private Ltd.
6.250%, 12–10–24 (A)	1,900	2,093
Greenko Mauritius Ltd.
6.250%, 2–21–23 (A)	1,350	1,390

		4,672

Total India – 1.7%		$7,674
Indonesia

Utilities – 1.4%
Perusahaan Listrik Negara:
5.450%, 5–21–28 (A)	1,100	1,272
5.375%, 1–25–29 (A)	4,800	5,526

		6,798

Total Indonesia – 1.4%		$6,798
Ireland

Consumer Staples – 0.3%
Eurotorg LLC (Via Bonitron Designated Activity Co.)
9.000%, 10–22–25 (A)	1,400	1,507

Total Ireland – 0.3%		$1,507
Isle of Man

Consumer Discretionary – 0.8%
GOHL Capital Ltd.
4.250%, 1–24–27 (C)	4,000	4,239

Total Isle of Man – 0.8%		$4,239
Japan

Financials – 1.2%
Mitsubishi UFJ Financial Group, Inc.
3.287%, 7–25–27	1,500	1,635
Mizuho Financial Group, Inc.
3.170%, 9–11–27	1,500	1,616
Sumitomo Mitsui Financial Group, Inc.
3.748%, 7–19–23	2,650	2,836

		6,087

Total Japan – 1.2%		$6,087

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Luxembourg

Consumer Staples – 0.2%
Minerva Luxembourg S.A.
5.875%, 1–19–28 (A)	$900	$954

Energy – 0.5%
Raizen Fuels Finance Ltd.
5.300%, 1–20–27 (A)	2,000	2,221

Financials – 1.2%
JSM Global S.a.r.l.
4.750%, 10–20–30 (A)	3,000	3,008
Mexico Remittances Funding Fiduciary Estate
4.875%, 1–15–28 (A)	3,000	2,940

		5,948

Utilities – 0.4%
FEL Energy VI S.a.r.l.
5.750%, 12–1–40 (A)	2,000	2,050

Total Luxembourg – 2.3%		$11,173
Macau

Consumer Discretionary – 0.4%
Sands China Ltd.:
5.125%, 8–8–25	1,400	1,566
3.800%, 1–8–26	250	266

		1,832

Total Macau – 0.4%		$1,832
Malaysia

Energy – 0.1%
Petronas Capital Ltd.
3.500%, 4–21–30 (A)	650	695

Total Malaysia – 0.1%		$695
Mauritius

Industrials – 0.6%
HTA Group Ltd.
7.000%, 12–18–25 (A)	2,800	2,975

Total Mauritius – 0.6%		$2,975
Mexico

Communication Services – 0.3%
Axtel S.A.B. de C.V.
6.375%, 11–14–24 (A)	1,349	1,403

Consumer Staples – 0.5%
Grupo Bimbo S.A.B. de C.V.
3.875%, 6–27–24 (A)	2,300	2,481

Energy – 0.4%
Petroleos Mexicanos
6.490%, 1–23–27	1,970	2,059

2021	ANNUAL REPORT	29

SCHEDULE OF INVESTMENTS	IVY GLOBAL BOND FUND (in thousands)

MARCH 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials – 1.9%
Banco Santander (Mexico) S.A.
5.950%, 10–1–28 (A)	$850	$916
Banco Santander S.A.:
4.125%, 11–9–22 (A)	3,800	3,967
5.375%, 4–17–25 (A)	1,150	1,291
Credito Real S.A.B. de C.V.
9.500%, 2–7–26 (A)(C)	1,200	1,273
Trust F/1401
4.869%, 1–15–30 (A)	1,400	1,517

		8,964

Industrials – 0.6%
Alfa S.A.B. de C.V.
5.250%, 3–25–24 (A)	1,400	1,531
Grupo Kuo S.A.B. de C.V.
5.750%, 7–7–27 (A)	1,350	1,418

		2,949

Materials – 2.2%
CEMEX S.A.B. de C.V.
5.200%, 9–17–30 (A)	2,000	2,163
Cydsa S.A.B. de C.V.
6.250%, 10–4–27 (A)	2,000	2,095
Grupo Cementos de Chihuahua S.A.B. de C.V.
5.250%, 6–23–24 (A)	2,000	2,068
Industrias Penoles S.A.B. de C.V.
4.150%, 9–12–29 (A)	1,800	1,956
Orbia Advance Corp. S.A.B. de C.V.
4.000%, 10–4–27 (A)	2,300	2,507

		10,789

Total Mexico – 5.9%		$28,645
Netherlands

Consumer Discretionary – 0.5%
Prosus N.V.
3.680%, 1–21–30 (A)	2,190	2,261

Energy – 0.5%
Petrobras Global Finance B.V. (GTD by Petroleo Brasileiro S.A.)
5.600%, 1–3–31	2,400	2,529

Health Care – 0.9%
Teva Pharmaceutical Finance Netherlands II B.V. (GTD by Teva Pharmaceutical Industries Ltd.)
7.125%, 1–31–25	1,300	1,436
Teva Pharmaceutical Finance Netherlands III B.V. (GTD by Teva Pharmaceutical Industries Ltd.):
2.800%, 7–21–23	1,400	1,394
6.750%, 3–1–28 (C)	1,200	1,348

		4,178

Total Netherlands – 1.9%		$8,968

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Nigeria

Financials – 0.4%
Africa Finance Corp.
4.375%, 4–17–26 (A)	$1,900	$2,057

Total Nigeria – 0.4%		$2,057
Norway

Energy – 1.0%
Aker BP ASA:
4.750%, 6–15–24 (A)	1,950	2,000
3.750%, 1–15–30 (A)	2,600	2,682

		4,682

Total Norway – 1.0%		$4,682
Panama

Financials – 0.6%
Banco Latinoamericanco de Comercio Exterior S.A.
2.375%, 9–14–25 (A)	2,000	2,040
Banistmo S.A.
4.250%, 7–31–27 (A)	1,000	1,043

		3,083

Utilities – 0.4%
AES Panama Generation Holdings S.R.L.
4.375%, 5–31–30 (A)	2,000	2,069

Total Panama – 1.0%		$5,152
Peru

Consumer Discretionary – 0.7%
InRetail Shopping Malls
5.750%, 4–3–28 (A)	3,000	3,180

Financials – 1.2%
Banco de Credito del Peru
4.250%, 4–1–23 (A)	1,350	1,434
Banco Internacional del Peru S.A.
3.250%, 10–4–26 (A)	3,000	3,101
Corporacion Financiera de Desarrolla S.A.
2.400%, 9–28–27 (A)	1,300	1,281

		5,816

Utilities – 0.9%
Fenix Power Peru S.A.
4.317%, 9–20–27	1,508	1,578
Inkia Energy Ltd.
5.875%, 11–9–27 (A)	2,000	2,100
Kallpa Generacion S.A.
4.875%, 5–24–26 (A)	1,000	1,095

		4,773

Total Peru – 2.8%		$13,769

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Russia

Materials – 0.4%
Petropavlovsk 2016 Ltd. (GTD by Petropavlovsk plc, JSC Pokrovskiy Rudnik, LLC Albynskiy Rudnik and LLC Malomirskiy Rudnik)
8.125%, 11–14–22 (A)	$1,750	$1,812

Total Russia – 0.4%		$1,812
Saudi Arabia

Energy – 0.2%
Saudi Arabian Oil Co.
1.250%, 11–24–23 (A)	800	805

Total Saudi Arabia – 0.2%		$805
South Korea

Communication Services – 0.1%
SK Telecom Co. Ltd.
3.750%, 4–16–23 (A)	500	530

Financials – 1.3%
Hyundai Capital Services, Inc.:
2.983%, 8–29–22 (A)	2,100	2,163
1.250%, 2–8–26 (A)	1,800	1,756
Korea Development Bank
3.250%, 2–19–24	2,300	2,476

		6,395

Total South Korea – 1.4%		$6,925
Spain

Financials – 1.1%
Banco Santander S.A.:
2.706%, 6–27–24	4,000	4,221
3.490%, 5–28–30	1,000	1,041

		5,262

Utilities – 0.6%
EnfraGen Energia Sur S.A.U.
5.375%, 12–30–30 (A)	2,900	2,853

Total Spain – 1.7%		$8,115
Supranational

Financials – 0.4%
Central American Bank for Economic Integration
1.140%, 2–9–26 (A)	2,000	1,984

Total Supranational – 0.4%		$1,984
Switzerland

Financials – 0.4%
Credit Suisse Group AG
4.282%, 1–9–28 (A)	1,800	1,979

Total Switzerland – 0.4%		$1,979

30	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY GLOBAL BOND FUND (in thousands)

MARCH 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Thailand

Financials – 0.1%
GC Treasury Center Co. Ltd.
2.980%, 3–18–31 (A)	$750	$741

Total Thailand – 0.1%		$741
Turkey

Industrials – 1.0%
Koc Holding A.S.
6.500%, 3–11–25 (A)	4,800	5,011

Total Turkey – 1.0%		$5,011
United Arab Emirates

Consumer Discretionary – 0.5%
GEMS MENASA Cayman Ltd. and GEMS Education Delaware LLC
7.125%, 7–31–26 (A)	2,300	2,396

Energy – 0.5%
Abu Dhabi National Energy Co.
4.375%, 4–23–25 (A)	600	668
Galaxy Pipeline Assets BidCo Ltd.
1.750%, 9–30–27 (A)	2,100	2,099

		2,767

Financials – 0.9%
ICICI Bank Ltd.
4.000%, 3–18–26 (A)	4,000	4,314

Total United Arab Emirates – 1.9%		$9,477
United Kingdom

Communication Services – 0.2%
Liquid Telecommunications Financing plc (GTD by Liquid Telecommunications Holdings Ltd.)
8.500%, 7–13–22 (A)	1,200	1,220

Consumer Staples – 0.5%
Imperial Tobacco Finance plc
3.750%, 7–21–22 (A)	2,300	2,376

Financials – 2.7%
ANZ New Zealand International Ltd.
3.450%, 1–21–28 (A)	1,300	1,414
Barclays plc
4.337%, 1–10–28	1,800	1,998
HSBC Holdings plc
4.583%, 6–19–29	1,900	2,135
Royal Bank of Scotland Group plc (The)
6.000%, 12–19–23	2,000	2,258
State Bank of India:
4.375%, 1–24–24 (A)	2,500	2,704
4.875%, 4–17–24 (A)	2,300	2,535

		13,044

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials – 0.3%
AngloGold Ashanti Holdings plc (GTD by AngloGold Ashanti Ltd.)
3.750%, 10–1–30	$1,450	$1,466

Total United Kingdom – 3.7%		$18,106
United States

Communication Services – 2.0%
T-Mobile USA, Inc.
6.000%, 3–1–23	8,097	8,148
Verizon Communications, Inc.
2.100%, 3–22–28	1,500	1,506

		9,654

Consumer Discretionary – 1.1%
D.R. Horton, Inc.
2.600%, 10–15–25	2,400	2,524
Volkswagen Group of America, Inc.
4.250%, 11–13–23 (A)	2,500	2,717

		5,241

Consumer Staples – 2.3%
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB)
4.000%, 4–13–28	2,850	3,176
Keurig Dr Pepper, Inc.
4.597%, 5–25–28	2,800	3,235
NBM U.S. Holdings, Inc.
7.000%, 5–14–26 (A)	2,000	2,150
Reynolds American, Inc.
4.450%, 6–12–25	2,000	2,219

		10,780

Financials – 5.5%
Bank of America Corp.
3.593%, 7–21–28	3,175	3,446
BBVA Bancomer S.A.:
1.875%, 9–18–25 (A)	1,400	1,402
5.875%, 9–13–34 (A)	1,700	1,851
Citadel Finance LLC
3.375%, 3–9–26 (A)	2,500	2,473
Citigroup, Inc.
3.520%, 10–27–28	3,125	3,380
Cooperatieve Rabobank U.A.
3.125%, 4–26–21	1,750	1,753
Goldman Sachs Group, Inc. (The)
3.814%, 4–23–29	2,600	2,849
Industrial and Commercial Bank of China Ltd.
2.957%, 11–8–22	750	775
JPMorgan Chase & Co.:
3.540%, 5–1–28	2,132	2,320
4.000%, 10–1–68	1,250	1,238
TerraForm Global Operating LLC (GTD by TerraForm Global LLC)
6.125%, 3–1–26 (A)	1,300	1,333
Wells Fargo & Co.
4.300%, 7–22–27	3,000	3,391

		26,211

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care – 1.0%
Bayer U.S. Finance II LLC
4.250%, 12–15–25 (A)	$2,000	$2,226
Fresenius U.S. Finance II, Inc.
4.500%, 1–15–23 (A)	2,925	3,079

		5,305

Industrials – 1.2%
Azul Investments LLP
5.875%, 10–26–24 (A)(C)	2,000	1,760
BAE Systems Holdings, Inc.
3.800%, 10–7–24 (A)	2,225	2,445
Boeing Co. (The)
4.508%, 5–1–23	1,300	1,391

		5,596

Materials – 0.4%
GUSAP III L.P.
4.250%, 1–21–30 (A)	1,900	1,999

Real Estate – 1.3%
Aircastle Ltd.
4.400%, 9–25–23	2,800	2,982
Crown Castle International Corp.
4.000%, 3–1–27	3,000	3,322

		6,304

Total United States – 14.8%		$71,090
Uruguay

Industrials – 0.3%
Navios South American Logistics, Inc. and Navios Logistics Finance (U.S.), Inc.
10.750%, 7–1–25 (A)	1,530	1,687

Total Uruguay – 0.3%		$1,687
Venezuela

Financials – 0.9%
Corporacion Andina de Fomento:
3.250%, 2–11–22	3,250	3,321
2.375%, 5–12–23	650	671

		3,992

Total Venezuela – 0.9%		$3,992
Vietnam

Energy – 0.3%
Mong Duong Finance Holdings B.V.
5.125%, 5–7–29 (A)	1,600	1,608

Total Vietnam – 0.3%		$1,608

TOTAL CORPORATE DEBT SECURITIES – 71.0%		$345,025
(Cost: $325,968)

2021	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	IVY GLOBAL BOND FUND (in thousands)

MARCH 31, 2021

OTHER GOVERNMENT SECURITIES (D)	Principal	Value
Argentina – 0.4%
Republic of Argentina:
1.000%, 7–9–29	$240	$86
0.125%, 7–9–30	5,432	1,818

		1,904

Bahamas – 1.0%
Commonwealth of Bahamas
8.950%, 10–15–32 (A)	4,600	4,899

Colombia – 1.1%
Republic of Colombia
3.125%, 4–15–31	300	294

Republic of Colombia:
2.625%, 3–15–23	2,400	2,466
3.000%, 1–30–30	2,300	2,252

		4,718

Costa Rica – 0.2%
Costa Rica Government Bond
4.250%, 1–26–23 (A)	1,100	1,097

Egypt – 0.2%
Arab Republic of Egypt
5.750%, 5–29–24 (A)	750	786

Indonesia – 1.7%
Republic of Indonesia:
3.750%, 4–25–22 (A)	4,450	4,588
2.950%, 1–11–23	2,900	3,002
3.850%, 10–15–30	700	769

		8,359

Israel – 0.3%
Israel Government Bond
2.750%, 7–3–30	1,300	1,360

Mexico – 0.8%
United Mexican States:
4.150%, 3–28–27	2,000	2,218
3.250%, 4–16–30 (C)	1,700	1,714

		3,932

Morocco – 0.5%
Kingdom of Morocco
2.375%, 12–15–27 (A)	2,500	2,419

Panama – 0.4%
Republic of Panama
3.750%, 4–17–26	1,900	2,012

Peru – 1.3%
Republic of Peru:
2.392%, 1–23–26	2,000	2,058
2.783%, 1–23–31	2,550	2,551
1.862%, 12–1–32	1,900	1,730

		6,339

OTHER GOVERNMENT SECURITIES (D) (Continued)	Principal	Value
Poland – 0.3%
Republic of Poland
5.125%, 4–21–21	$1,250	$1,252

Qatar – 1.2%
Qatar Government Bond:
2.375%, 6–2–21 (A)	3,600	3,611
3.875%, 4–23–23	2,300	2,450

		6,061

Saudi Arabia – 0.9%
Saudi Arabia Government Bond:
2.375%, 10–26–21 (A)	2,250	2,273
2.875%, 3–4–23 (A)	2,000	2,078

		4,351

Serbia – 0.3%
Republic of Serbia:
7.250%, 9–28–21 (A)	200	206
2.125%, 12–1–30 (A)	1,600	1,475

		1,681

South Africa – 0.3%
Republic of South Africa
4.875%, 4–14–26	1,200	1,260

Uruguay – 0.3%
Republica Orient Uruguay
4.500%, 8–14–24 (C)	1,350	1,460

Uzbekistan – 0.2%
Republic of Uzbekistan
4.750%, 2–20–24 (A)	750	789

Vietnam – 0.3%
Vietnam Government Bond
4.800%, 11–19–24 (A)	1,350	1,510

TOTAL OTHER GOVERNMENT SECURITIES – 11.7%		$56,483
(Cost: $56,311)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
United States – 0.0%
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates
4.500%, 10–1–35	207	232
Federal National Mortgage Association Fixed Rate Pass-Through Certificates
5.000%, 3–1–22	3	3

		235

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.0%		$235
(Cost: $205)

UNITED STATES GOVERNMENT OBLIGATIONS	Principal	Value
United States – 13.2%
U.S. Treasury Notes:
1.500%, 1–15–23	$2,450	$2,509
0.125%, 10–15–23	2,000	1,993
2.125%, 3–31–24	2,500	2,632
0.250%, 7–31–25	8,000	7,826
2.875%, 7–31–25	355	387
0.250%, 10–31–25	4,800	4,674
2.250%, 11–15–25	2,450	2,609
0.375%, 11–30–25	11,000	10,760
0.375%, 12–31–25	7,400	7,227
0.500%, 2–28–26	4,800	4,706
2.375%, 5–15–27	5,100	5,451
0.375%, 7–31–27	4,000	3,778
0.375%, 9–30–27	4,600	4,329
0.500%, 10–31–27	2,000	1,894
2.875%, 5–15–28	3,000	3,298

		64,073

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 13.2%		$64,073
(Cost: $64,191)

SHORT-TERM SECURITIES	Shares
Money Market Funds (E) – 5.4%
State Street Institutional U.S. Government Money Market Fund – Premier Class 0.040%	17,363	17,363
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares 0.010% (F)	8,709	8,709

		26,072

TOTAL SHORT-TERM SECURITIES – 5.4%		$26,072
(Cost: $26,072)

TOTAL INVESTMENT SECURITIES – 101.3%		$491,888
(Cost: $472,747)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.3)%		(6,242)

NET ASSETS – 100.0%		$485,646

32	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY GLOBAL BOND FUND (in thousands)

MARCH 31, 2021

Notes to Schedule of Investments

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021 the total value of these securities amounted to $242,774 or 50.0% of net assets.

(B)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(C)	All or a portion of securities with an aggregate value of $8,507 are on loan.

(D)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(E)	Rate shown is the annualized 7-day yield at March 31, 2021.

(F)	Investment made with cash collateral received from securities on loan.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Debt Securities	$—	$345,025	$—
Other Government Securities	—	56,483	—
United States Government Agency Obligations	—	235	—
United States Government Obligations	—	64,073	—
Short-Term Securities	26,072	—	—
Total	$26,072	$465,816	$—

The following acronyms are used throughout this schedule:

GTD = Guaranteed

PIK = Payment in Kind

Market Sector Diversification
(as a % of net assets)
Financials	23.6%
United States Government and Government Agency Obligations	13.2%
Other Government Securities	11.7%
Utilities	7.7%
Materials	7.3%
Consumer Staples	6.1%
Energy	6.0%
Consumer Discretionary	5.9%
Industrials	5.7%
Communication Services	3.8%
Health Care	1.9%
Information Technology	1.7%
Real Estate	1.3%
Other+	4.1%

+	Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	33

MANAGEMENT DISCUSSION	IVY GLOBAL EQUITY INCOME FUND

(UNAUDITED)

Robert E. Nightingale

Christopher J. Parker

Below, Robert E. Nightingale and Christopher Parker, CFA, portfolio managers of Ivy Global Equity Income Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2021. Mr. Nightingale has managed the Fund since its inception in June 2012 and has 25 years of industry experience. Mr. Parker was named portfolio manager to the Fund in February 2018 and has 25 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy Global Equity Income Fund (Class A shares at net asset value)	47.07%
Ivy Global Equity Income Fund (Class A shares including sales charges)	41.92%

Benchmark and Morningstar Category
FTSE All-World High Dividend Yield Index	47.14%
(generally reflects the performance of securities with higher-than-average dividend yields in the global market)
Morningstar World Large Stock Category Average	57.22%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

A year in review

The past twelve months have been simply extraordinary. A year ago, the world was beginning to understand the magnitude of the health threat posed by COVID-19. To prevent a genuine global health care and humanitarian catastrophe, the world put itself in lockdown, creating an economic catastrophe instead. Global economic output contracted dramatically, and many countries saw unprecedented declines. Governments and policymakers reacted with breathtaking speed, providing support and stimulus of staggering breadth and magnitude. While aspects of this process were clearly messy and at times overly polarized, ultimately leaders coalesced around solutions to ameliorate the short-term impact of the crisis and provide momentum to economic growth over time in the form of government investment and infrastructure programs. The most remarkable of these came from the European Union (EU), where the crisis pulled together nations and led to previously unseen collaboration in the form of a broad spending scheme supported by EU-wide debt mutualization.

These moves avoided a potentially prolonged economic contraction, but the outlook remained uncertain and bleak. Lockdowns slowed the spread of COVID-19 but did not eradicate the virus. The timing for a vaccine was articulated in years not months, and discussions centered on how the world as we knew it would be permanently changed. What happened over the following six months is a testament to human ingenuity and resourcefulness. The outcome — the most rapid vaccine development and rollout in history. This rollout now brings hope that life will return to normal soon, though the rollout globally has been uneven at best.

The U.S. experienced an election and campaign season with virtual nomination conventions, virtual debates and record turnout. While Joe Biden won the Presidency, it took an additional two months and run-off elections for Georgia’s two Senate seats to determine the overall composition of the government.

In Europe, the Italian Government fell once again (that is 66 times since the end of World War II if you are counting) and former European Central Bank (ECB) President Mario Draghi took over earlier this year. In Germany, the dream of Euro-unity and budgetary and debt mutualization has hit a snag in the Constitutional Court, calling into question the scope and structure of the EU recovery plan agreed upon last year.

On the global stage, investors are starting to realize that U.S.-Chinese relations under the Biden Administration will not improve. In fact, so far it has deteriorated. The Biden Administration is coordinating and leading our U.S. allies to put pressure on China to change its ways on trade, technology theft, cyber warfare, human rights, and relations with its Asian neighbors. China has lashed out towards Europe, Australia, and others. This is an issue that will not go away and is a risk to the markets given the interlinkage of the global economy.

Optimism regarding the strength of economic recovery fueled an amazing rally in markets in the past year. The Fund’s index was up 47.1% in the last twelve months and the S&P 500 Index was up 56.4% as well. Numerous domestic and international market indexes now sit at record levels, above pre-COVID peaks despite some economic scarring. Higher expected growth has driven the U.S. 10-year about 1% higher in the second half of the fiscal year on expectations for rising future inflation. The long-term inflation debate has begun. The recovery in most markets clearly reinforced the “buy the dip” mentality and seemingly outlawing of risk of loss in equity investing. As such, some clear bubble behavior emerged

34	ANNUAL REPORT	2021

reminiscent of the sense of bulletproof markets of the late 1990s and early 2000 before the last tech bubble burst. Reddit internet bulletin boards became a movement that drove the “gamification” of investing, principally through shares of Gamestop and other thinly traded, heavily shorted stocks. There are also now clear signs of bubbles bursting in some corners of the market as margin calls at a family office hedge sparked fire sale liquidations in several securities and the failure of a largely unknown supply-chain finance company may lead to billions in losses for investors and creditors. After all that who knows what the next twelve months will bring!

Fund contributors and detractors

Over the past twelve months, the Fund performed in-line with its benchmark index and underperformed its Morningstar peer group. Stock selection was a strong positive, while sector allocation and currency exposure were drags on relative performance. Geographically, regional allocation was a drag on performance while stock selection within regions was strongly positive.

The start of the fiscal period roughly aligns with the COVID-19 market bottom. Since that point, markets have roared upward on increasing optimism regarding a strong recovery in economic activity and growth in corporate earnings. This pro-cyclical slant is clearly emphasized in sector performance, with cyclically sensitive sectors generating the strongest returns over the period. Materials, information technology, consumer discretionary, industrials, and financials outperformed the benchmark by at least 10%. Communication services, consumer staples, real estate, utilities and health care lagged the benchmark by at least 20%. Energy was roughly in-line with the benchmark, though this was a tale of two halves with the second half of the year robust on prospects for improving supply/demand balances post vaccine approvals last fall that drove a strong rally in crude.

From a sector allocation perspective, relative performance was helped the most by the Fund’s overweight position in information technology and underweight positions in communication services, real estate and consumer staples. Drags on performance from a sector point of view were being overweight utilities and health care and underweight consumer discretionary. The Fund typically maintains a minimal cash position, but returns for the past twelve months were sufficiently robust, so the Fund’s cash allocation was a drag on relative performance. Stock selection was positive in financial services, information technology, materials, utilities and consumer staples. Stock selection was a drag in consumer discretionary, industrials, energy and health care. Geographically, the Fund’s overweight position in Europe hurt relative performance as European stocks lagged benchmark performance. Stock selection, from a geographic point of view, was positive overall and especially strong in Europe, the U.S. and Asia Ex-Japan.

From an individual security point of view, the strongest contributors to results were Taiwan Semiconductor Manufacturing Co. Ltd. (TSMC), Morgan Stanley, QUALCOMM, Inc., Anglo American plc and Eastman Chemical Co. The Fund no longer holds QUALCOMM, Inc. TSMC benefitted from strong demand driven by strength in mobile demand behind 5G, personal computer demand due to work-from-home and gaming, as well strong demand from hyperscale. The company’s multiple also expanded significantly as investors increasingly recognize the strength of its competitive position in future semiconductor production nodes. Performance at Morgan Stanley was fueled by the company’s continued evolution toward its higher return wealth management and asset management businesses. We view both of those businesses as being extremely well positioned to gain market share, grow organically, and increase profitability and returns over time. We also view these as businesses warranting higher valuation multiples than most financial services companies, and believe Morgan Stanley’s valuation should continue to improve as its mix of profits shifts more toward these areas. The company also benefitted from extremely robust capital markets activity. QUALCOMM, Inc. benefitted from an ongoing strong 5G handset cycle, driving units and improved content, as well as resolution of remaining licensing disputes. Anglo American and Eastman Chemical both benefited from improving operating results based on a recovery in economic activity versus extremely discounted share prices toward the trough of the COVID-19 driven bear market a year ago.

The largest detractors to performance on a relative basis were Unilever plc, Guangdong Investment Ltd., GlaxoSmithKline plc, Tokio Marine Holdings, Inc., and CNOOC Ltd. The Fund no longer holds GlaxoSmithKline plc or CNOOC Ltd. The Fund purchased Unilever within this past year based on a view that the market was under-appreciating the potential for structural improvements in its business mix and improved execution under a fairly new management team. The shares have underperformed as the company is less levered to “reopening” and has exposure to certain emerging-market countries that are facing continued challenges in managing COVID-19 outbreaks. Guangdong Investment has underperformed as the stable nature of most of its business has made it less exposed to expected strong economic growth. The company is also seeing some pressure on its outlook for growth due to the timing of earnings growth from some of its new water project investments. GlaxoSmithKline underperformed due to company-specific impacts regarding how COVID-19 has changed health care usage and utilization. Additionally, the company missed on some of its key drug development opportunities in the past year, which has diminished intermediate-growth opportunities in its pharmaceuticals business. Tokio Marine was a relative outperformer during the worst period of the COVID-19 related bear market and thus had less ground to recover as a result. Further, like many property and casualty insurers, it has faced headwinds from COVID-19 related losses and

2021	ANNUAL REPORT	35

investment income headwinds due to lower global interest rates. We are positive on the company’s ability to benefit from improving pricing in many of its international commercial line businesses in the near to intermediate term. CNOOC shares underperformed due to the challenges in the commodity price environment and due to U.S. government actions to limit holdings of certain Chinese companies believed to have close ties to the government.

Positioning

Our investment approach remains steadfastly focused on investing in what we believe are quality businesses with favorable near and intermediate fundamentals, generally stable to rising dividends and attractive valuations. This approach is consistent across sectors and geographies. The core of our approach is based on stock selection as the key driver of portfolio inclusion and construction. As such, we do not significantly adjust portfolio positioning based on our short-term economic outlook or other factors that could impact a company’s earnings outlook over the short run. However, a core part of our focus is on finding quality businesses we believe are mispriced due to these shorter-term market dislocations or other factors the market has underappreciated.

The Fund is overweight the industrials sector as we have been able to purchase shares in several companies in this area that may benefit from strong economic growth in the near to intermediate term and we believe are well positioned at a company specific level. This is due to strong competitive positions in long-tailed secular trends such as electrification and digitalization, and/or specific restructuring and improvement in operational execution that we expect to drive improving profitability, returns, and increases in valuation. We were able to purchase shares in these businesses at what we feel are attractive levels over the past year and believe these remain attractive opportunities for returns given business quality, valuation, and growth opportunities. The Fund is currently overweight utilities where we are finding perceived value in several companies that are at the forefront of investing in the unfolding energy transformation from fossil fuels toward wind and solar power generation. There have been questions regarding the sustainability of returns in this area as new capital and new entrants pursue opportunities. We believe improved project economics relative to traditional fossil fuels, as well as broadening understanding of climate impact externalities, are expanding the investment pie such that returns will sustain far beyond what is embedded in current valuations. Additionally, we believe the companies where the Fund is invested possess sound strategic positions to capitalize on these opportunities. The Fund’s most prominent underweight positions are in materials, communication services and consumer staples. In the materials sector, we believe valuations do not offer compelling returns after strong relative performance. Within communication services, few companies meet our business quality and financial criteria. With respect to consumer staples, the Fund has been overweight the sector at times in the past given attractive valuations and company specific opportunities. However, at present we do not find many compelling prospects based on current valuations and our intermediate-term outlook.

Outlook

We remain fairly optimistic regarding our outlook for economic growth and growth in corporate earnings. We see a lot of dry powder and fuel for economic growth in a few key forms. From a consumer point of view, the combination of a variety of government support schemes, stimulus payments, recovering employment and (to a degree) inability to spend have driven savings rates to quite high levels relative to history. We think the savings rate is a coiled spring that will propel consumption as vaccination occurs and COVID-19 restrictions are lifted. While employment in many sectors of the economy has been slow to recover, we think this gap should also close as consumer spending increases — driving a recovery that can feed on itself for some time. Progress on COVID-19 vaccine deployment, as well as the ultimate durability of efficacy, are key to future potential growth. As demonstrated during periods of relaxation of COVID-19 restrictions during the past year, a desire and ability to return to normality — if not make up for lost time — should drive a strong rebound in activity. The pace at which vaccines are being deployed varies dramatically around the world, and we expect economic growth to be similarly uneven with a somewhat start-stop characteristics for much of the year. Adding further potential growth impulses are the variety of government infrastructure and development spending programs in the U.S. and numerous countries internationally. Scope and timing here are uncertain as many of these programs are more long-tailed in nature, as opposed to nearer-term in orientation. However, this spending may provide a tailwind to growth over the near to intermediate term as well.

Our optimism on growth is tempered in many areas by valuation, with many markets around the world at all-time highs, valuation multiples in many areas at elevated levels, and the outlook for returns is more muted. Additionally, many of the most obvious beneficiaries of recovering growth have been bid up to levels that simply do not appear justifiable. There are still pockets of opportunity in various areas, but we expect this to be a headwind to returns relative to growth. We remain optimistic that our longer-term horizon and disciplined approach to business quality, valuation and intermediate-term outlook will allow us to find attractive opportunities.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges. Your sales charges could be lower.

36	ANNUAL REPORT	2021

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Focusing on a single geographic region involves increased currency, political, regulatory and other risks. These risks are magnified in emerging markets.

Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole. In addition, dividend-paying companies may not pay dividends in the future; such dividends, if declared, may not remain at current levels or increase over time. The amount of any dividend the company may pay may fluctuate significantly. Dividend-paying stocks can decline in value when interest rates rise; this risk may be greater during the current period of historically low interest rates. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Global Equity Income Fund.

2021	ANNUAL REPORT	37

PORTFOLIO HIGHLIGHTS	IVY GLOBAL EQUITY INCOME FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	98.5%
Financials	24.3%
Industrials	12.4%
Health Care	11.5%
Information Technology	11.5%
Utilities	10.5%
Consumer Staples	9.7%
Energy	6.1%
Consumer Discretionary	5.6%
Materials	4.4%
Communication Services	2.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.5%

Country Weightings

Europe	40.7%
Germany	13.1%
France	9.5%
United Kingdom	8.7%
Switzerland	3.7%
Other Europe	5.5%
North America	37.1%
United States	35.4%
Other North America	1.7%
Pacific Basin	20.9%
Japan	5.4%
Taiwan	4.7%
South Korea	4.2%
Other Pacific Basin	6.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.5%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	Information Technology	Semiconductors
Samsung Electronics Co. Ltd.	South Korea	Information Technology	Technology Hardware, Storage & Peripherals
Bank of America Corp.	United States	Financials	Diversified Banks
AstraZeneca plc	United Kingdom	Health Care	Pharmaceuticals
Procter & Gamble Co. (The)	United States	Consumer Staples	Household Products
Schneider Electric S.A.	France	Industrials	Electrical Components & Equipment
ENEL S.p.A.	Italy	Utilities	Electric Utilities
Volkswagen AG, 2.260%	Germany	Consumer Discretionary	Automobile Manufacturers
Morgan Stanley	United States	Financials	Investment Banking & Brokerage
Siemens AG	Germany	Industrials	Heavy Electrical Equipment

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

38	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY GLOBAL EQUITY INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(3)	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	41.92%	41.99%	45.88%	43.53%	47.60%	47.70%	46.59%	47.11%
5-year period ended 3-31-21	8.12%	8.01%	8.14%	—	9.26%	9.40%	8.59%	8.98%
10-year period ended 3-31-21	—	—	—	—	—	—	—	—
Since Inception of Class through 3-31-21(5)	8.93%	8.69%	8.71%	5.25%	9.74%	6.83%	7.73%	9.46%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 3.50%(a) and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase. Class E shares carry a CDSC on shares purchased at net asset value for $250,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)

6-4-12 for Class A shares, 6-4-12 for Class B shares, 6-4-12 for Class C shares, 2-26-18 for Class E shares, 6-4-12 for Class I shares, 7-31-14 for Class N shares, 12-19-12 for Class R shares and 6-4-12 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

2021	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS	IVY GLOBAL EQUITY INCOME FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares	Value
Canada

Financials – 1.7%
Bank of Montreal	118	$10,547

Total Canada – 1.7%		$10,547
France

Energy – 2.4%
Total S.A. (A)	318	14,825

Financials – 2.4%
Axa S.A.	557	14,955

Health Care – 1.7%
Sanofi-Aventis	106	10,444

Industrials – 3.0%
Schneider Electric S.A.	124	18,925

Total France – 9.5%		$59,149
Germany

Communication Services – 2.5%
Deutsche Telekom AG, Registered Shares	755	15,205

Financials – 1.6%
Munchener Ruckversicherungs-Gesellschaft AG, Registered Shares	31	9,609

Industrials – 2.7%
Siemens AG	100	16,388

Utilities – 3.6%
E.ON AG	775	9,019
RWE Aktiengesellschaft	337	13,222

		22,241

Total Germany – 10.4%		$63,443
Hong Kong

Utilities – 1.2%
Guangdong Investment Ltd.	4,567	7,437

Total Hong Kong – 1.2%		$7,437
Indonesia

Financials – 1.9%
PT Bank Mandiri (Persero) Tbk	27,578	11,677

Total Indonesia – 1.9%		$11,677
Ireland

Materials – 1.4%
CRH plc	187	8,769

Total Ireland – 1.4%		$8,769

COMMON STOCKS (Continued)	Shares	Value
Italy

Utilities – 2.8%
ENEL S.p.A.	1,771	$17,639

Total Italy – 2.8%		$17,639
Japan

Financials – 3.7%
ORIX Corp.	851	14,357
Tokio Marine Holdings, Inc. (A)	184	8,730

		23,087

Industrials – 1.7%
ITOCHU Corp. (A)	327	10,590

Total Japan – 5.4%		$33,677
Macau

Consumer Discretionary – 1.6%
Sands China Ltd.	1,936	9,672

Total Macau – 1.6%		$9,672
Singapore

Financials – 1.9%
DBS Group Holdings Ltd.	559	11,957

Total Singapore – 1.9%		$11,957
South Korea

Information Technology – 4.2%
Samsung Electronics Co. Ltd.	365	26,232

Total South Korea – 4.2%		$26,232
Sweden

Energy – 1.3%
Lundin Energy AB	263	8,268

Total Sweden – 1.3%		$8,268
Switzerland

Financials – 1.6%
Zurich Financial Services, Registered Shares	23	9,894

Health Care – 2.1%
Roche Holdings AG, Genusscheine	40	12,861

Total Switzerland – 3.7%		$22,755
Taiwan

Information Technology – 4.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,411	29,028

Total Taiwan – 4.7%		$29,028

COMMON STOCKS (Continued)	Shares	Value
United Kingdom

Consumer Staples – 2.5%
Unilever plc	271	$15,132

Financials – 1.3%
3i Group plc	517	8,224

Health Care – 3.3%
AstraZeneca plc	205	20,528

Materials – 1.6%
Anglo American plc	251	9,828

Total United Kingdom – 8.7%		$53,712
United States

Consumer Discretionary – 1.3%
V.F. Corp.	98	7,831

Consumer Staples – 7.2%
Philip Morris International, Inc.	182	16,120
Procter & Gamble Co. (The)	143	19,353
Sysco Corp.	116	9,125

		44,598

Energy – 2.4%
ConocoPhillips	283	14,964

Financials – 8.2%
Bank of America Corp.	550	21,292
Citigroup, Inc.	171	12,412
Morgan Stanley	212	16,434

		50,138

Health Care – 4.4%
Amgen, Inc.	49	12,107
CVS Caremark Corp.	204	15,370

		27,477

Industrials – 5.0%
Eaton Corp.	106	14,670
Raytheon Technologies Corp.	205	15,871

		30,541

Information Technology – 2.6%
Cisco Systems, Inc.	307	15,873

Materials – 1.4%
Eastman Chemical Co.	77	8,450

Utilities – 2.9%
Exelon Corp.	208	9,079
Public Service Enterprise Group, Inc.	143	8,614

		17,693

Total United States – 35.4%		$217,565

TOTAL COMMON STOCKS – 95.8%		$591,527
(Cost: $448,614)

40	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY GLOBAL EQUITY INCOME FUND (in thousands)

MARCH 31, 2021

PREFERRED STOCKS	Shares	Value
Germany

Consumer Discretionary – 2.7%
Volkswagen AG, 2.260%	61	$17,009

Total Germany – 2.7%		$17,009

TOTAL PREFERRED STOCKS – 2.7%		$17,009
(Cost: $10,324)

SHORT-TERM SECURITIES
Money Market Funds (B) – 1.0%
State Street Institutional U.S. Government Money Market Fund – Premier Class 0.040%	5,674	5,674

SHORT-TERM SECURITIES (Continued)	Shares	Value
Money Market Funds (B) (Continued)
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares 0.010% (C)	341	$341

		6,015

TOTAL SHORT-TERM SECURITIES – 1.0%		$6,015
(Cost: $6,015)

TOTAL INVESTMENT SECURITIES – 99.5%		$614,551
(Cost: $464,953)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.5%		3,248

NET ASSETS – 100.0%		$617,799

Notes to Schedule of Investments

(A)	All or a portion of securities with an aggregate value of $34,069 are on loan.

(B)	Rate shown is the annualized 7-day yield at March 31, 2021.

(C)	Investment made with cash collateral received from securities on loan.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$591,527	$—	$—
Preferred Stocks	17,009	—	—
Short-Term Securities	6,015	—	—
Total	$614,551	$—	$—

Market Sector Diversification
(as a % of net assets)
Financials	24.3%
Industrials	12.4%
Health Care	11.5%
Information Technology	11.5%
Utilities	10.5%
Consumer Staples	9.7%
Energy	6.1%
Consumer Discretionary	5.6%
Materials	4.4%
Communication Services	2.5%
Other+	1.5%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	41

MANAGEMENT DISCUSSION	IVY GLOBAL GROWTH FUND

(UNAUDITED)

Sarah C. Ross

Below, Sarah C. Ross, CFA, portfolio manager of the Ivy Global Growth Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2021. Ms. Ross has 26 years of industry experience and has managed the Fund since August 2014.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy Global Growth Fund (Class A shares at net asset value)	57.85%
Ivy Global Growth Fund (Class A shares including sales charges)	52.32%

Benchmark and Morningstar Category
MSCI World Index	54.03%
(generally reflects the performance of securities markets around the world)
Morningstar World Large Stock Category Average	57.22%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

A year in review

Global equity performance for fiscal year ended March 31, 2021 can be viewed predominantly in terms of the COVID-19 pandemic impact. The 12-month period began in the midst of an earnings recession caused by pandemic-related economic shutdowns as governments around the world attempted to curb the virus spread. While economic shut downs were affecting most of the world by mid-March, equity markets bottomed just before the 12-month period began as investors anticipated a short-lived impact from the pandemic driven recession. What followed has been a period of market recovery that started with China and ebbed and flowed across the globe as economies partially re-opened and the market anticipated the coming earnings recovery. Global market enthusiasm took a step up in mid-November and carried through year end after multiple vaccine developers announced COVID-19 vaccine data with better efficacy (over 95%) than expected.

Global equity markets rebounded and finished the fiscal year up approximately 55% for the 12-month period. Aggressive monetary and fiscal stimulus globally played a significant role in strong equity market returns. In many markets globally, including the U.S., consumers and businesses received direct government payments to partially offset wage hits and economic hardship from the pandemic. The resulting economic impact from the recession (including loan losses in the financial system, consumer demand and industrial production, to name a few) have not been nearly as bad as initially feared in many markets. Signs of economic recovery, including retail traffic, travel and industrial production started to bottom in many cases around the world by January 2021 as investors returned to normal. Vaccine administration has played a big role in which markets are opening the earliest, with the U.S. leading the pack.

During the fiscal year, growth outperformed value with most of the outperformance coming in the first six months of the period. As global economies began to recover and positive vaccine data was announced, value performance improved but still ended the period eight percentage points behind growth. Price/earnings expansion played a role in equity returns as in most markets globally earnings have yet to fully recover from the pandemic hit.

During the period, emerging markets outperformed developed markets. In developed markets, the U.S. outperformed the benchmark while Japan underperformed. Europe performance was mixed but generally underperformed. Consumer discretionary was the strongest sector in the market, particularly later in the year as investors began anticipating a return to normal. Materials also outperformed followed by information technology, industrials and financials. The more staple industries underperformed, including utilities, consumer staples and health care.

Performance for the year

The Fund posted strong positive performance and outperformed its benchmark index and Morningstar peer group for the fiscal year. Stock selection was the overwhelming source of outperformance in the period with strong stock picking in energy, financials and health care the top contributors. An additional contributor in the fiscal period came from the Fund’s overweight to information technology stocks, which continued to perform well. The Fund’s underweight allocations in defensive staples, utilities and real estate also benefitted relative performance. These positives more than offset weak stock selection in the consumer discretionary sector. A range of technology holdings did well in the period, including Infineon Technologies AG, Taiwan Semiconductor Manufacturing Co. Ltd. ADR and Autodesk, Inc. Other contributors included PayPal, Inc., Discover Financial Services, Baidu, Inc., and Darden Restaurants, Inc. The Fund no longer holds Baidu, Inc.

42	ANNUAL REPORT	2021

Our largest detractor to performance was not owning Tesla, Inc., followed by our ownership in Northrop Grumman Corp., Ubisoft Entertainment S.A. and Ping An Insurance Group Co. of China Ltd., H Shares.

Outlook

While COVID-19 cases remain high in emerging markets and are rising in parts of Europe, effective vaccines are currently being administered globally as manufacturing production increases. We expect a very strong recovery in global growth for 2021, with global gross domestic product (GDP) growth approaching 6%. Comparisons will be off a low base following 2020, as many economies around the world were shut down in the first quarter of 2020 and only slowly recovered throughout the year.

The biggest concern we see for equity markets globally remains the issue of inflation. Strong growth is leading to rising inflation and higher bond yields in the U.S. As we eventually wind down stimulus globally and earnings comparisons become more challenging at calendar year end, the debate around the impact of inflation and possible Federal Reserve response could weigh more heavily on markets in the fall of 2021. We are conscious of the impact of higher rates on valuations of sustainable growth stocks and will continue to trim holdings when we see valuation risks.

We have added to positions we believe will benefit from a gradual return to normalcy, with exposure to restaurants, consumer spending and eventually travel. We currently expect more rapid recovery in the U.S. market relative to other parts of the world. That said, we are tempering our enthusiasm given high U.S. equity valuations and longer-term risks including an inflation debate. We continue to focus on investment ideas we feel have unique competitive barriers to entry with strong long-term tailwinds.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges. Your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Global Growth Fund.

2021	ANNUAL REPORT	43

PORTFOLIO HIGHLIGHTS	IVY GLOBAL GROWTH FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	99.1%
Information Technology	25.0%
Consumer Discretionary	19.8%
Industrials	14.9%
Financials	14.9%
Health Care	10.8%
Communication Services	7.3%
Energy	4.4%
Consumer Staples	2.0%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.9%
Country Weightings

North America	60.7%
United States	59.0%
Other North America	1.7%
Europe	24.2%
France	7.4%
United Kingdom	7.0%
Other Europe	9.8%
Pacific Basin	13.8%
China	5.8%
Japan	4.1%
Other Pacific Basin	3.9%
South America	0.4%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.9%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Amazon.com, Inc.	United States	Consumer Discretionary	Internet & Direct Marketing Retail
Microsoft Corp.	United States	Information Technology	Systems Software
Apple, Inc.	United States	Information Technology	Technology Hardware, Storage & Peripherals
PayPal, Inc.	United States	Information Technology	Data Processing & Outsourced Services
Ferrari N.V.	Italy	Consumer Discretionary	Automobile Manufacturers
Schneider Electric S.A.	France	Industrials	Electrical Components & Equipment
Airbus SE	France	Industrials	Aerospace & Defense
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	Taiwan	Information Technology	Semiconductors
Brinker International, Inc.	United States	Consumer Discretionary	Restaurants
Darden Restaurants, Inc.	United States	Consumer Discretionary	Restaurants

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

44	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY GLOBAL GROWTH FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	52.32%	52.02%	56.45%	58.28%	58.50%	57.33%	57.86%
5-year period ended 3-31-21	12.23%	11.64%	12.11%	13.37%	13.54%	12.70%	13.07%
10-year period ended 3-31-21	8.32%	7.81%	8.01%	9.07%	—	—	8.78%
Since Inception of Class through 3-31-21(5)	—	—	—	—	9.58%	9.60%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 3.50%(a). Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a) Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

2021	ANNUAL REPORT	45

SCHEDULE OF INVESTMENTS	IVY GLOBAL GROWTH FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares	Value
Brazil

Consumer Discretionary – 0.4%
Magazine Luiza S.A.	1,078	$3,845

Total Brazil – 0.4%		$3,845
Canada

Energy – 1.7%
Canadian Natural Resources Ltd.	564	17,418

Total Canada – 1.7%		$17,418
China

Communication Services – 1.7%
Tencent Holdings Ltd.	233	18,298

Consumer Discretionary – 2.1%
Alibaba Group Holding Ltd. ADR (A)	98	22,197

Financials – 2.0%
Ping An Insurance (Group) Co. of China Ltd., H Shares	1,800	21,423

Total China – 5.8%		$61,918
France

Communication Services – 1.3%
Ubisoft Entertainment S.A. (A)	176	13,368

Consumer Discretionary – 0.8%
LVMH Moet Hennessy – Louis Vuitton	13	8,494

Industrials – 5.3%
Airbus SE	248	28,066
Schneider Electric S.A.	187	28,507

		56,573

Total France – 7.4%		$78,435
Germany

Consumer Discretionary – 0.1%
AUTO1 Group SE (A)	17	976

Financials – 1.2%
Deutsche Boerse AG	77	12,767

Information Technology – 1.5%
Infineon Technologies AG	370	15,709

Total Germany – 2.8%		$29,452
India

Energy – 1.3%
Reliance Industries Ltd.	514	14,068

Total India – 1.3%		$14,068

COMMON STOCKS (Continued)	Shares	Value
Italy

Consumer Discretionary – 2.7%
Ferrari N.V.	139	$28,980

Total Italy – 2.7%		$28,980
Japan

Financials – 1.6%
ORIX Corp.	997	16,812

Industrials – 2.5%
Daikin Industries Ltd.	72	14,574
Recruit Holdings Co. Ltd.	228	11,126

		25,700

Total Japan – 4.1%		$42,512
Netherlands

Health Care – 1.0%
Koninklijke Philips Electronics N.V., Ordinary Shares	193	11,012

Total Netherlands – 1.0%		$11,012
Switzerland

Health Care – 1.0%
Alcon, Inc.	157	10,981

Industrials – 2.3%
Ferguson plc	206	24,579

Total Switzerland – 3.3%		$35,560
Taiwan

Information Technology – 2.6%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	235	27,811

Total Taiwan – 2.6%		$27,811
United Kingdom

Communication Services – 1.8%
WPP Group plc	1,480	18,784

Consumer Discretionary – 1.6%
Aptiv plc (A)	122	16,865

Consumer Staples – 2.0%
Diageo plc	266	10,975
Unilever plc	178	9,973

		20,948

Health Care – 1.6%
AstraZeneca plc	107	10,648
AstraZeneca plc ADR (B)	121	6,022

		16,670

Total United Kingdom – 7.0%		$73,267

COMMON STOCKS (Continued)	Shares	Value
United States

Communication Services – 2.5%
Facebook, Inc., Class A (A)	51	$15,166
Pinterest, Inc., Class A (A)	151	11,204

		26,370

Consumer Discretionary – 12.1%
Amazon.com, Inc. (A)	15	45,792
Brinker International, Inc.	379	26,937
Darden Restaurants, Inc.	181	25,687
Dollar General Corp.	32	6,518
Skechers USA, Inc. (A)	521	21,711

		126,645

Energy – 1.4%
ConocoPhillips	278	14,718

Financials – 10.1%
Citigroup, Inc.	166	12,054
CME Group, Inc.	39	8,061
Discover Financial Services	172	16,316
Goldman Sachs Group, Inc. (The)	62	20,173
JPMorgan Chase & Co.	93	14,134
Morgan Stanley	272	21,103
Pinnacle Financial Partners, Inc.	155	13,739

		105,580

Health Care – 7.2%
Abbott Laboratories	95	11,356
HCA Holdings, Inc.	72	13,646
Johnson & Johnson	128	21,058
Thermo Fisher Scientific, Inc.	35	15,931
UnitedHealth Group, Inc.	36	13,358

		75,349

Industrials – 4.8%
Eaton Corp.	139	19,182
Northrop Grumman Corp.	49	15,699
Union Pacific Corp.	70	15,362

		50,243

Information Technology – 20.9%
Adobe, Inc. (A)	28	13,160
Ambarella, Inc. (A)	141	14,190
Apple, Inc.	287	35,102
Autodesk, Inc. (A)	20	5,589
Fidelity National Information Services, Inc.	126	17,735
Intuit, Inc.	60	22,894
MasterCard, Inc., Class A	60	21,192
Microsoft Corp.	156	36,688
PayPal, Inc. (A)	122	29,717
Visa, Inc., Class A	113	24,013

		220,280

Total United States – 59.0%		$619,185

TOTAL COMMON STOCKS – 99.1%		$1,043,463
(Cost: $636,270)

46	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY GLOBAL GROWTH FUND (in thousands)

MARCH 31, 2021

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (C) – 1.2%
State Street Institutional U.S. Government Money Market Fund – Premier Class
0.040%	7,994	$7,994
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares
0.010% (D)	4,700	4,700

		12,694

TOTAL SHORT-TERM SECURITIES – 1.2%		$12,694
(Cost: $12,694)

TOTAL INVESTMENT SECURITIES – 100.3%		$1,056,157
(Cost: $648,964)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.3)%		(2,937)

NET ASSETS – 100.0%		$1,053,220

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $5,991 are on loan.

(C)	Rate shown is the annualized 7-day yield at March 31, 2021.

(D)	Investment made with cash collateral received from securities on loan.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$1,043,463	$—	$—
Short-Term Securities	12,694	—	—
Total	$1,056,157	$—	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Market Sector Diversification
(as a % of net assets)
Information Technology	25.0%
Consumer Discretionary	19.8%
Industrials	14.9%
Financials	14.8%
Health Care	10.9%
Communication Services	7.3%
Energy	4.4%
Consumer Staples	2.0%
Other+	0.9%

+	Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	47

MANAGEMENT DISCUSSION	IVY GOVERNMENT MONEY MARKET FUND

(UNAUDITED)

Mira Stevovich

Below, Mira Stevovich, CFA, portfolio manager of Ivy Government Money Market Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2021. She has managed the Fund for 20 years and has 34 years of industry experience.

The Fund’s fiscal year ended on March 31, 2021 with short-term rates at very low levels. Emergency rate cuts by the Federal Reserve (Fed) of 50 basis points (bps) and 100 bps in March 2020, respectively, established extremely low money market rates throughout the fiscal year. The rate cuts were made to support the economy as the COVID-19 pandemic evolved in the U.S. The Fed has expressed that it will maintain a low interest rate policy until its goals of maximum employment and inflation consistently above 2% are achieved.

Fed Intervention

The Fund’s fiscal year started and ended with the federal funds rate between 0.0-0.25%. The Fed continued to use an interest rate band of a quarter percentage point to manage the federal funds rate. The Reverse Repo Program continued as a tool to manage the band floor.

The March 2020 mandated shutdown of the U.S. economy due to the COVID-19 pandemic caused the Fed to intervene with interest rate cuts, which caused a drop in short-term rates. A flight to U.S. government money market funds pushed short U.S. Treasury bill rates close to zero.

As the Fund’s fiscal year began, the Fed had intervened by establishing several programs to help various sectors of the market stabilize after the effects of the COVID-19 shutdown. This included a program to aid in the efficient functioning of the money markets. These programs required the U.S. Treasury to substantially increase the issuance of U.S. Treasury bills to finance them. As a result, U.S. Treasury bill rates moved higher due to increased supply. A decrease in the size of U.S. Treasury bill auctions began in the third quarter of calendar year 2020 and continued through year-end, causing short interest rates to return to lower levels. As the fiscal year ended, the U.S. Treasury began paring down its balance sheet, which increased cash in the system, and pushed short rates back down close to the zero level where the fiscal year began. As a result of the lower interest rate environment, the return on the Fund continued to move down throughout the fiscal year.

Staying the course

This past fiscal year, we invested a minimum of 99.5% of the Fund’s total assets in government securities, cash, sweep funds and/or repurchase agreements that are collateralized fully, per SEC regulations for government money market funds. The Fund has been structured to comply with the “know your investor” mandate, such that a somewhat shorter average maturity is maintained to provide ample liquidity for our investors. We anticipate continuing to use short floating-rate securities in the coming fiscal year as part of our liquidity management of the Fund.

We have managed the Fund to comply with all SEC regulations that apply to “government money market funds” since the conversion of the Fund in 2016. The SEC reformed money fund regulations in 2010 and further modified those regulations in July 2014 to provide money market investors with greater protection and more timely information about the fund in which they invest. To this end, we seek to maintain daily and weekly liquidity levels in accordance with those regulations, to provide for the liquidity needs of our shareholders. We intend to continue to manage the Fund in a prudent manner and in accordance with SEC regulations for “government money market funds.”

You could lose money by investing in the Ivy Government Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Interest rate increases can cause the price of a money market security to decrease. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease. Fund shares are not guaranteed by the U.S. Government. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

48	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	IVY GOVERNMENT MONEY MARKET FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Corporate Obligations	3.0%
Money Market Funds	2.5%
Master Note	0.5%
United States Government and Government Agency Obligations	95.8%
Municipal Obligations	1.5%
Liabilities (Net of Cash and Other Assets)	-0.3%

2021	ANNUAL REPORT	49

SCHEDULE OF INVESTMENTS	IVY GOVERNMENT MONEY MARKET FUND (in thousands)

MARCH 31, 2021

CORPORATE OBLIGATIONS	Principal	Value
Master Note
Toyota Motor Credit Corp. (1-Week U.S. LIBOR plus 25 bps),
0.340%, 4–7–21 (A)	$1,000	$1,000

Total Master Note – 0.5%		1,000

	Shares
Money Market Funds (B)
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.040%, 4–1–21	4,928	4,928

Total Money Market Funds – 2.5%		4,928

TOTAL CORPORATE OBLIGATIONS – 3.0%		$5,928
(Cost: $5,928)

MUNICIPAL OBLIGATIONS	Principal
California – 1.5%
Contra Costa Cnty, Multifamily Hsng Rev Rfdg Bonds, Ser 2003F (Bond Market Association Index),
0.070%, 4–7–21 (A)	$3,000	3,000

TOTAL MUNICIPAL OBLIGATIONS – 1.5%		$3,000
(Cost: $3,000)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
Treasury Bills (C) – 38.1%
U.S. Treasury Bills:
0.080%, 4–15–21	$2,000	$2,000
0.080%, 4–29–21	4,900	4,900
0.060%, 5–6–21	6,000	5,999
0.030%, 5–13–21	3,000	3,000
0.040%, 5–20–21	5,000	5,000
0.070%, 5–27–21	4,900	4,899
0.030%, 6–17–21	5,000	5,000
U.S. Treasury Cash Management Bills:
0.090%, 4–6–21	4,000	4,000
0.100%, 4–13–21	10,000	10,000
0.090%, 4–20–21	5,000	5,000
0.070%, 4–27–21	8,000	7,999
0.090%, 5–4–21	11,000	10,999
0.040%, 6–1–21	6,000	5,999
0.050%, 7–13–21	1,000	1,000

		75,795

Treasury Notes – 0.5%
U.S. Treasury Notes (3-Month USTMMR plus 30 bps),
0.320%, 4–1–21 (A)	1,000	1,000

United States Government Agency Obligations – 57.2%
U.S. International Development Finance Corp. (GTD by U.S. Government):
0.150%, 8–11–21	1,500	1,500
0.300%, 11–15–21	2,500	2,500

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
United States Government Agency Obligations (Continued)
U.S. International Development Finance Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate):
0.090%, 4–7–21 (A)	$54,908	$54,908
0.100%, 4–7–21 (A)	48,056	48,056
0.110%, 4–7–21 (A)	2,900	2,900
1.000%, 4–9–21	1,000	1,000
0.260%, 9–30–21	2,700	2,700

		113,564

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 95.8%		$190,359
(Cost: $190,359)

TOTAL INVESTMENT SECURITIES – 100.3%		$199,287
(Cost: $199,287)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.3)%		(583)

NET ASSETS – 100.0%		$198,704

Notes to Schedule of Investments

(A)

Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2021. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(B)	Rate shown is the annualized 7-day yield at March 31, 2021.

(C)	Rate shown is the yield to maturity at March 31, 2021.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Obligations	$4,928	$1,000	$—
Municipal Obligations	—	3,000	—
United States Government and Government Agency Obligations	—	190,359	—
Total	$4,928	$194,359	$—

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

TB = Treasury Bill

USTMMR = U.S. Treasury Money Market Rate

See Accompanying Notes to Financial Statements.

50	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	IVY HIGH INCOME FUND

(UNAUDITED)

Chad A. Gunther

Below, Chad Gunther, portfolio manager of Ivy High Income Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2021. Mr. Gunther has managed the Fund since July 2014 and has 23 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy High Income Fund (Class A shares at net asset value)	28.16%
Ivy High Income Fund (Class A shares including sales charges)	24.99%

Benchmark and Morningstar Category
ICE BofA US High Yield Index	23.31%
(generally reflects the performance of securities representing the high-yield sector of the bond market)
Morningstar High Yield Bond Category Average	21.79%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

Market Update

In order to properly set the stage to understand fiscal year 2020, we would be remiss to not mention the last month of fiscal year 2019 (March 2020). This was the month where life, as most people knew it, changed forever as reality began to sink in about the start of a global pandemic. The S&P 500 Index declined 34% by March 23, 2020, while high yield credit spreads widened from 364 basis points (bps) to 1,085 bps and returns over the same timeframe declined by approximately 24%.

With that as the backdrop when fiscal 2020 began, little did market participants know that spreads for the high yield asset class had already peaked. By fiscal year end in March 2021, spreads had completely recovered the widening from the pandemic and ended the period at 336 bps after starting the fiscal year at 877 bps. The rally in credit spreads can be directly attributed to the Federal Reserve (Fed) announcement of several wide-ranging facilities aimed at stabilizing and providing liquidity to markets. The Fed implicitly took on the role of market liquidity provider of last resort, which substantially reduced the tail risk of a Great Depression-type scenario for both the economy and markets.

Throughout the first half of the fiscal year interest rates remained anchored around 60 bps on the 10-year U.S. Treasury bond. As we entered the third quarter of the fiscal year and the election outcome became ever more certain and two vaccines received emergency use authorization, rates started to gradually move closer to 1% before making a large move to 1.74% by fiscal year end.

New issue activity during the fiscal period was historic. In fact, five of the seven most active months on record occurred during the past year. For fiscal year 2020, high yield new issue volume totaled $537 billion, while leveraged loan new issuance followed a similar trend with $524 billion of issuance.

Fund flows into the high yield asset class during the fiscal year totaled an impressive $50 billion, although the majority was received in the first quarter of the fiscal year. More recently, flows have turned slightly negative as rate volatility has made investors skittish over where to put their fixed income dollars. Flows for the leveraged loan asset class were essentially flat for the year. However, the fourth quarter of the fiscal year showed an impressive $11.1 billion into the asset class as expectations for a major rebound in global growth and higher inflation along with higher rates have drawn investors into the asset class.

Amid the global pandemic, default activity picked up significantly during the fiscal year. The period had the second highest volume total on record — 88 companies defaulted with debt totaling $129.6 billion in bonds and loans, while an additional 21 companies completed distressed transactions totaling $11.8 billion. Energy, retail and two large defaults in the telecommunications and cable sectors led the way.

Portfolio Positioning and Performance

The Fund’s mix between bonds, leveraged loans and other investments started 2020 at 66%, 27% (21% first liens, 6% second liens) and 4%, respectively. We ended the year with roughly the same mix. In previous communications, we said we have maintained our exposure to leveraged loans as we thought they continued to offer attractive yields relative to their seniority in the capital structure. With yields so low across all asset classes, leveraged loans look attractive from a relative value standpoint as well as from their seniority in the capital structure. From a technical perspective, as rates have started to rise, the leveraged loan asset class has been one of the select few with inflows. Because of their floating nature, leveraged loans

2021	ANNUAL REPORT	51

have little interest rate risk and their prices are unlikely to decline like other fixed income investment alternatives as rates rise.

The Fund outperformed both the ICE BofA US High Yield Index and its Morningstar peer group average. The Fund’s loan and bond exposure both aided the Fund’s relative performance.

Credits in the bond portfolio that were standouts in terms of positive performance were West Corp., Targa Resources and Digicel. Top contributors in the loan portfolio were Foresight Energy and Jo-Ann’s stores that ultimately went through an initial public offering on March 11, 2021. Key detractors for the fiscal year were mainly loan holdings, including Northwest Fiber term loan, Dynacast term loan and Larchmont term loan. While most had positive absolute returns for the year, they trailed the benchmark’s return.

Outlook

In our quarterly outlook at the end of calendar year 2020, we stated that credit markets were wide open to those wishing to issue debt and at absolute yields that were the lowest in history. We also observed that the vaccine rollout was just beginning but looked to have a high probability of being ramped up and successful by the end of May or June 2021. We believe both characterizations remain true and continue to drive the credit and equity markets tighter (in terms of spreads) and higher (in terms of overall prices), respectively.

As investors have started to see the light at the end of the COVID-19 tunnel and economic activity has started to accelerate, rates have moved up quickly with the 10-year U.S. Treasury rate increasing 76 bps so far this year. With vaccinations ramping to over three million per day on average, herd immunity should be upon us mid-to-late summer. If we remain on this track and variants of the virus remain under control, we think the Federal Reserve (Fed)’s stance on accommodative policy for the foreseeable future will become increasingly debated. This will most likely lead to a continued march higher in rates. Longer term, we believe the Fed is more worried about deflation than inflation and will want to see solid data on inflation before tapering purchases and ultimately raising the federal funds rate some time in 2022.

High yield credit has shrugged off the increase in rates with positive returns year to date. It is our view that rising rates aren’t necessarily a bad thing for high yield credit. Higher rates normally are accompanied by improving economic growth, better corporate profits and lower unemployment, all of which leads to levered companies being able to better service their debt obligations as the economy recovers.

We continue to have an outsized weighting to leverage loans which should serve us well as they have low interest rate risk and their seniority in the capital structure makes them less susceptible to price declines. Loans have also benefitted from a technical tail wind this year as the asset class has seen inflows of $11 billion.

We acknowledge that with spreads and yields being at or near historical lows, finding great risk reward investments is increasingly difficult. We have passed on opportunities where the compensation, i.e. coupon, has not fit the risk. We will continue to let our fundamental research drive our investment decisions with a laser focus on making sure we are being compensated for the risks we are taking.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. Investing in high-income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds. In addition to the risks typically associated with fixed-income securities, loan participations in which the Fund may invest carry other risks including the risk of insolvency of the lending bank or other intermediary. Loan participations may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends, and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy High Income Fund.

52	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	IVY HIGH INCOME FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	6.9%
Consumer Discretionary	4.5%
Energy	2.3%
Financials	0.1%
Consumer Staples	0.0%
Industrials	0.0%
Warrants	0.0%
Bonds	91.0%
Corporate Debt Securities	65.6%
Loans	25.4%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	2.1%

Quality Weightings

Investment Grade	0.5%
BBB	0.5%
Non-Investment Grade	90.5%
BB	6.1%
B	45.0%
CCC	35.0%
Below CCC	1.0%
Non-rated	3.4%
Liabilities (Net of Cash and Other Assets), Cash Equivalents+ and Equities	9.0%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2021	ANNUAL REPORT	53

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY HIGH INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(3)	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	24.99%	23.22%	27.28%	24.90%	28.44%	28.63%	27.67%	28.17%
5-year period ended 3-31-21	7.51%	7.09%	7.30%	7.34%	8.32%	8.49%	7.68%	8.07%
10-year period ended 3-31-21	6.09%	5.72%	5.77%	5.82%	6.62%	—	—	6.37%
Since Inception of Class through 3-31-21(5)	—	—	—	—	—	5.11%	5.10%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 2.50%(a) and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase. Class E shares carry a CDSC on shares purchased at net asset value for $250,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 2.50% from 5.75%.

54	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares		Value
Consumer Discretionary

Apparel Retail – 0.1%
True Religion Apparel, Inc. (A)(B)(C)(D)	—	*	$5,122

Casinos & Gaming – 2.7%
New Cotai Participation Corp., Class B (A)(C)(D)(E)	20,316		74,765
Studio City International Holdings Ltd. ADR (A)	2,268		29,936
Studio City International Holdings Ltd. ADR (A)(E)	934		12,333

			117,034

Education Services – 1.6%
Laureate Education, Inc., Class A (A)	5,108		69,417

Total Consumer Discretionary – 4.4%			191,573
Consumer Staples

Agricultural Products – 0.0%
Pinnacle Agriculture Enterprises LLC (A)(B)(D)(E)	130		—	*

Food Distributors – 0.0%
ASG Warrant Corp. (A)(B)(C)(D)(E)	20		—	*

Total Consumer Staples – 0.0%			—	*
Energy

Coal & Consumable Fuels – 0.4%
Foresight Energy L.P. (A)(C)(D)(E)	1,117		17,029
Westmoreland Coal Co. (A)(B)	212		742

			17,771

Oil & Gas Drilling – 0.3%
KCA Deutag UK Finance plc (A)(B)(D)	164		10,750
Vantage Drilling Co., Units (A)	5		17

			10,767

Oil & Gas Equipment & Services – 0.1%
Larchmont Resources LLC (A)(B)(C)(D)(E)	18		734
McDermott International, Inc. (A)	3,610		2,888

			3,622

Oil & Gas Exploration & Production – 0.3%
Bellatrix Exploration Ltd. (A)(B)(C)(D)(F)	2,856		—	*
California Resources Corp. (A)	221		5,311
EP Energy Corp. (A)(B)(E)	127		9,429
Sabine Oil & Gas Corp. (A)(B)(E)	5		26

			14,766

Total Energy – 1.1%			46,926
Financials

Specialized Finance – 0.1%
Maritime Finance Co. Ltd. (A)(B)(C)(D)(E)	1,750		4,660

Total Financials – 0.1%			4,660

COMMON STOCKS (Continued)	Shares		Value
Industrials

Air Freight & Logistics – 0.0%
BIS Industries Ltd. (B)(C)(D)(E)	19,683		$—	*

Total Industrials – 0.0%			—	*

TOTAL COMMON STOCKS – 5.6%			$243,159
(Cost: $464,445)

PREFERRED STOCKS
Consumer Discretionary

Apparel Retail – 0.1%
True Religion Apparel, Inc. (A)(B)(C)	—	*	2,051

Total Consumer Discretionary – 0.1%			2,051
Energy

Oil & Gas Exploration & Production – 1.2%
Targa Resources Corp., 9.500% (E)	47		49,693

Total Energy – 1.2%			49,693

TOTAL PREFERRED STOCKS – 1.3%			$51,744
(Cost: $59,203)

WARRANTS
Oil & Gas Exploration & Production – 0.0%
California Resources Corp., expires 10–27–24 (G)	40		183

TOTAL WARRANTS – 0.0%			$183
(Cost: $3,503)

CORPORATE DEBT SECURITIES	Principal
Communication Services

Advertising – 0.7%
Advantage Sales & Marketing, Inc.,
6.500%, 11–15–28 (H)	$27,729		28,838

Broadcasting – 1.3%
Clear Channel International B.V.,
6.625%, 8–1–25 (H)	2,812		2,939
Clear Channel Outdoor Holdings, Inc.:
5.125%, 8–15–27 (H)	30,428		30,603
7.750%, 4–15–28 (H)	9,418		9,314
Clear Channel Worldwide Holdings, Inc.,
9.250%, 2–15–24	11,565		12,031

			54,887

Cable & Satellite – 5.6%
Altice France Holding S.A.:
10.500%, 5–15–27 (H)	57,037		64,151
6.000%, 2–15–28 (H)	33,946		33,446
Altice France S.A.,
8.125%, 2–1–27 (H)	35,428		38,833

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Cable & Satellite (Continued)
CSC Holdings LLC,
5.750%, 1–15–30 (H)	$7,623	$8,029
DISH DBS Corp.:
5.875%, 11–15–24	11,208	11,722
7.750%, 7–1–26	17,979	19,844
7.375%, 7–1–28	3,751	3,935
LCPR Senior Secured Financing Designated Activity Co.,
5.125%, 7–15–29 (H)	4,350	4,427
Ligado Networks LLC (15.500% Cash or 15.500% PIK),
15.500%, 11–1–23 (H)(I)	30,731	30,741
Ligado Networks LLC (17.500% Cash or 17.500% PIK),
17.500%, 5–1–24 (H)(I)(J)	2,172	1,760
VTR Comunicaciones S.p.A.,
4.375%, 4–15–29 (H)	14,811	14,870
VTR Finance B.V.,
6.375%, 7–15–28 (H)	5,206	5,622

		237,380

Integrated Telecommunication Services – 6.1%
Cablevision Lightpath LLC,
5.625%, 9–15–28 (H)	5,888	5,975
Consolidated Communications, Inc.:
5.000%, 10–1–28 (H)	5,170	5,210
6.500%, 10–1–28 (H)	11,218	12,117
Frontier Communications Corp.:
6.875%, 1–15–25 (F)	33,503	21,693
11.000%, 9–15–25 (F)	51,015	34,882
5.875%, 10–15–27 (H)	18,513	19,624
6.750%, 5–1–29 (H)	7,055	7,441
Northwest Fiber LLC,
10.750%, 6–1–28 (H)	6,401	7,231
Northwest Fiber LLC and Nortwest Fiber Finance Sub, Inc.,
6.000%, 2–15–28 (H)	7,848	7,829
West Corp.,
8.500%, 10–15–25 (H)	92,721	93,996
Windstream Escrow LLC,
7.750%, 8–15–28 (H)	42,568	43,352

		259,350

Interactive Media & Services – 0.3%
Cars.com, Inc.,
6.375%, 11–1–28 (H)	11,085	11,556

Publishing – 0.5%
MDC Partners, Inc.,
7.500%, 5–1–24 (H)(K)	19,021	19,306

Wireless Telecommunication Service – 3.6%
Digicel Group Ltd.,
8.750%, 5–25–24 (H)	8,139	8,394
Digicel Group Ltd. (5.000% Cash and 3.000% PIK),
8.000%, 4–1–25 (H)(I)	6,632	5,471
Digicel Group Ltd. (7.000% Cash or 7.000% PIK),
7.000%, 10–1–68 (H)(I)(J)	3,114	2,272

2021	ANNUAL REPORT	55

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Wireless Telecommunication Service (Continued)
Digicel International Finance Ltd.:
8.750%, 5–25–24 (H)	$51,789	$53,408
8.000%, 12–31–26 (H)	7,324	7,067
Digicel International Finance Ltd. (6.000% Cash and 7.000% PIK),
13.000%, 12–31–25 (H)(I)	3,997	4,017
Digicel International Finance Ltd. (8.000% Cash and 2.000% PIK or 10.000% PIK),
10.000%, 4–1–24 (I)	35,838	34,870
Digicel Ltd.,
6.750%, 3–1–23 (H)	42,453	38,845

		154,344

Total Communication Services – 18.1%		765,661
Consumer Discretionary

Apparel Retail – 0.6%
Abercrombie & Fitch Management Co. (GTD by Abercrombie & Fitch Co.),
8.750%, 7–15–25 (H)	13,126	14,504
L Brands, Inc.:
9.375%, 7–1–25 (H)	3,365	4,190
6.625%, 10–1–30 (H)	7,407	8,457

		27,151

Auto Parts & Equipment – 0.0%
Tenneco, Inc.,
7.875%, 1–15–29 (H)(J)	738	828

Automotive Retail – 1.0%
Asbury Automotive Group, Inc.:
4.500%, 3–1–28	12,173	12,452
4.750%, 3–1–30	12,624	13,040
Ken Garff Automotive LLC,
4.875%, 9–15–28 (H)	3,703	3,699
Lithia Motors, Inc.,
4.375%, 1–15–31 (H)	5,922	6,147
Sonic Automotive, Inc.,
6.125%, 3–15–27	6,881	7,156

		42,494

Casinos & Gaming – 3.1%
Boyd Gaming Corp.,
4.750%, 12–1–27	11,367	11,586
Colt Merger Sub, Inc.:
6.250%, 7–1–25 (H)	15,005	15,996
8.125%, 7–1–27 (H)	23,479	25,891
Everi Payments, Inc.,
7.500%, 12–15–25 (H)	20,078	20,889
Gateway Casinos & Entertainment Ltd.,
8.250%, 3–1–24 (H)	5,390	5,134
Golden Nugget, Inc.,
6.750%, 10–15–24 (H)	34,668	35,055
Wynn Macau Ltd.:
4.875%, 10–1–24 (H)	1,889	1,915
5.500%, 10–1–27 (H)	13,880	14,487

		130,953

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Department Stores – 0.6%
NMG Holding Co. and Nieman Marcus Group LLC,
7.125%, 4–1–26 (H)	$3,954	$4,033
Nordstrom, Inc.:
4.375%, 4–1–30 (J)	10,547	10,797
5.000%, 1–15–44	9,963	9,677

		24,507

Education Services – 1.0%
Adtalem Global Education, Inc.,
5.500%, 3–1–28 (H)	44,298	43,736

Hotels, Resorts & Cruise Lines – 1.9%
Boyne USA, Inc.,
7.250%, 5–1–25 (H)	7,875	8,186
Carnival Corp.:
11.500%, 4–1–23 (H)	8,513	9,758
10.500%, 2–1–26 (H)	1,673	1,968
7.625%, 3–1–26 (H)	3,688	3,962
9.875%, 8–1–27 (H)	7,429	8,747
NCL Corp. Ltd.:
12.250%, 5–15–24 (H)	13,680	16,572
10.250%, 2–1–26 (H)	8,932	10,480
5.875%, 3–15–26 (H)	3,694	3,731
POWDR Corp.,
6.000%, 8–1–25 (H)	3,719	3,919
Royal Caribbean Cruises Ltd.,
5.500%, 4–1–28 (H)	14,897	14,971

		82,294

Internet & Direct Marketing Retail – 1.0%
Arches Buyer, Inc.:
4.250%, 6–1–28 (H)	22,142	22,102
6.125%, 12–1–28 (H)	19,607	20,195

		42,297

Leisure Facilities – 0.9%
Cedar Fair L.P., Magnum Management Corp., Canada’s Wonderland Co. and Millennium Operations LLC:
5.375%, 4–15–27	14,238	14,594
6.500%, 10–1–28 (H)	5,923	6,367
Legends Hospitality Holding Co. LLC,
5.000%, 2–1–26 (H)	2,216	2,255
Live Nation Entertainment, Inc.,
4.750%, 10–15–27 (H)	13,101	13,199
Six Flags Theme Parks, Inc.,
7.000%, 7–1–25 (H)	1,496	1,618

		38,033

Specialized Consumer Services – 0.5%
Nielsen Finance LLC and Nielsen Finance Co.:
5.625%, 10–1–28 (H)	11,107	11,676
5.875%, 10–1–30 (H)	9,256	10,031

		21,707

Specialty Stores – 5.5%
Academy Ltd.,
6.000%, 11–15–27 (H)	18,473	19,443

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialty Stores (Continued)
Bed Bath & Beyond, Inc.,
5.165%, 8–1–44	$7,380	$6,723
Michaels Stores, Inc.:
8.000%, 7–15–27 (H)	9,650	10,663
4.750%, 10–1–27 (H)	3,704	4,028
Party City Holdings, Inc.,
8.750%, 2–15–26 (H)	17,265	17,783
Party City Holdings, Inc. (5.000% Cash and 5.000% PIK),
10.000%, 8–15–26 (H)(I)	1,308	1,282
Party City Holdings, Inc. (6-Month U.S. LIBOR plus 500 bps),
5.750%, 7–15–25 (H)(L)	2,356	2,167
PetSmart, Inc. and PetSmart Finance Corp.:
4.750%, 2–15–28 (H)	18,447	18,866
7.750%, 2–15–29 (H)	15,690	16,984
Staples, Inc.:
7.500%, 4–15–26 (H)	94,192	99,349
10.750%, 4–15–27 (H)	40,761	40,252

		237,540

Total Consumer Discretionary – 16.1%		691,540
Consumer Staples

Packaged Foods & Meats – 0.9%
Pilgrim’s Pride Corp.,
4.250%, 4–15–31 (H)	22,337	22,253
Post Holdings, Inc.,
4.500%, 9–15–31 (H)	7,375	7,294
Simmons Foods, Inc.,
4.625%, 3–1–29 (H)	7,389	7,454

		37,001

Total Consumer Staples – 0.9%		37,001
Energy

Oil & Gas Drilling – 0.3%
KCA Deutag UK Finance plc,
9.875%, 12–1–25	8,217	9,047
Offshore Drilling Holding S.A.,
8.375%, 9–20–20 (F)(H)(K)	64,569	5,811

		14,858

Oil & Gas Equipment & Services – 0.1%
Nine Energy Service, Inc.,
8.750%, 11–1–23 (H)	11,591	3,477

Oil & Gas Exploration & Production – 3.5%
Ascent Resources Utica Holdings LLC and ARU Finance Corp.:
7.000%, 11–1–26 (H)	8,858	8,852
8.250%, 12–31–28 (H)	739	769
Bellatrix Exploration Ltd.,
8.500%, 9–11–23 (C)(F)	6,693	—	*
Bellatrix Exploration Ltd. (3.000% Cash or 9.500% PIK),
9.500%, 12–15–23 (C)(F)(I)	7,293	—	*
Chesapeake Escrow Issuer LLC:
5.500%, 2–1–26 (H)	7,380	7,682
5.875%, 2–1–29 (H)	5,535	5,867

56	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Exploration & Production (Continued)
Continental Resources, Inc.,
5.750%, 1–15–31 (H)	$7,388	$8,347
Crownrock L.P.,
5.625%, 10–15–25 (H)	41,592	42,433
Endeavor Energy Resources L.P.,
5.500%, 1–30–26 (H)	15,582	16,171
Endeavor Energy Resources L.P. and EER Finance, Inc.,
6.625%, 7–15–25 (H)	3,958	4,230
Laredo Petroleum, Inc.:
9.500%, 1–15–25	22,631	21,784
10.125%, 1–15–28	15,088	14,462
Murphy Oil Corp.,
6.375%, 7–15–28	2,957	2,959
Range Resources Corp.,
8.250%, 1–15–29 (H)	738	790
Vine Energy Holdings LLC,
6.750%, 4–15–29	14,900	14,900

		149,246

Oil & Gas Refining & Marketing – 2.6%
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.):
6.125%, 10–1–24	8,071	6,861
9.000%, 4–1–25 (H)	1,481	1,502
Comstock Escrow Corp.,
9.750%, 8–15–26	53,497	58,178
Comstock Resources, Inc.,
6.750%, 3–1–29 (H)	11,081	11,358
CVR Energy, Inc.,
5.250%, 2–15–25 (H)	7,113	6,949
PBF Holding Co. LLC,
9.250%, 5–15–25 (H)	25,935	26,478

		111,326

Oil & Gas Storage & Transportation – 0.3%
Crestwood Midstream Partners L.P.:
5.750%, 4–1–25	3,691	3,711
6.000%, 2–1–29 (H)	1,476	1,454
Rattler Midstream L.P.,
5.625%, 7–15–25 (H)	7,438	7,766

		12,931

Total Energy – 6.8%		291,838
Financials

Insurance Brokers – 2.9%
Ardonagh Midco 2 plc,
11.500%, 1–15–27 (H)(J)	33,819	36,187
NFP Corp.,
6.875%, 8–15–28 (H)	85,565	88,773

		124,960

Investment Banking & Brokerage – 0.5%
INTL FCStone, Inc.,
8.625%, 6–15–25 (H)	18,625	19,673

Property & Casualty Insurance – 0.9%
Amwins Group, Inc.,
7.750%, 7–1–26 (H)	16,398	17,546

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Property & Casualty Insurance (Continued)
Highlands Holdings Bond Issuer Ltd. and Highlands Holdings Bond Co-Issuer, Inc. (7.625% Cash or 8.375% PIK),
7.625%, 10–15–25 (H)(I)	$18,483	$19,823

		37,369

Specialized Finance – 2.6%
BCPE Cycle Merger Sub II, Inc.,
10.625%, 7–15–27 (H)	30,481	33,529
Compass Group Diversified Holdings LLC:
8.000%, 5–1–26 (H)	41,630	43,549
5.250%, 4–15–29 (H)	29,543	30,974

		108,052

Thrifts & Mortgage Finance – 0.7%
Provident Funding Associates L.P. and PFG Finance Corp.,
6.375%, 6–15–25 (H)	29,262	29,190

Total Financials – 7.6%		319,244
Health Care

Health Care Facilities – 2.2%
Community Health Systems, Inc.,
6.875%, 4–15–29 (H)	3,141	3,288
Providence Service Corp. (The),
5.875%, 11–15–25 (H)	11,100	11,683
RegionalCare Hospital Partners Holdings, Inc. and Legend Merger Sub, Inc.,
9.750%, 12–1–26 (H)	31,191	33,764
Surgery Center Holdings, Inc.,
10.000%, 4–15–27 (H)	37,638	41,496

		90,231

Health Care Services – 0.7%
Heartland Dental LLC,
8.500%, 5–1–26 (H)	28,417	29,483

Health Care Technology – 0.6%
Verscend Holding Corp.,
9.750%, 8–15–26 (H)	23,893	25,619

Pharmaceuticals – 1.7%
Advanz Pharma Corp.,
8.000%, 9–6–24	2,610	2,675
Bausch Health Cos., Inc.,
8.500%, 1–31–27 (H)	29,724	32,975
P&L Development LLC and PLD Finance Corp.,
7.750%, 11–15–25 (H)	18,473	19,766
Par Pharmaceutical, Inc.,
7.500%, 4–1–27 (H)	16,977	18,007

		73,423

Total Health Care – 5.2%		218,756

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrials

Aerospace & Defense – 4.5%
TransDigm UK Holdings plc,
6.875%, 5–15–26	$13,157	$13,848
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
6.375%, 6–15–26	13,934	14,404
7.500%, 3–15–27	15,351	16,349
5.500%, 11–15–27	37,552	38,871
4.625%, 1–15–29 (H)	7,388	7,285
Wolverine Escrow LLC:
8.500%, 11–15–24 (H)	39,709	39,610
9.000%, 11–15–26 (H)	59,511	59,454
13.125%, 11–15–27 (H)	4,540	3,904

		193,725

Building Products – 0.3%
CP Atlas Buyer, Inc.,
7.000%, 12–1–28 (H)	5,324	5,596
Park River Holdings, Inc.,
5.625%, 2–1–29 (H)	7,805	7,561

		13,157

Diversified Support Services – 1.1%
Ahern Rentals, Inc.,
7.375%, 5–15–23 (H)	25,226	22,703
Nesco Holdings II, Inc.,
5.500%, 4–15–29 (H)	22,390	22,968

		45,671

Security & Alarm Services – 0.6%
APX Group, Inc. (GTD by APX Group Holdings, Inc.),
7.625%, 9–1–23	10,650	10,996
Prime Security Services Borrower LLC and Prime Finance, Inc.,
6.250%, 1–15–28 (H)	11,319	11,783

		22,779

Total Industrials – 6.5%		275,332
Information Technology

Application Software – 1.0%
J2 Global, Inc.,
4.625%, 10–15–30 (H)	4,444	4,489
Kronos Acquisition Holdings, Inc. and KIK Custom Products, Inc.:
5.000%, 12–31–26 (H)	11,011	11,011
7.000%, 12–31–27 (H)	27,283	26,147

		41,647

Electronic Equipment & Instruments – 1.5%
NCR Corp.:
5.750%, 9–1–27 (H)	4,162	4,404
5.000%, 10–1–28 (H)	11,115	11,226
5.125%, 4–15–29 (H)	40,980	41,287
6.125%, 9–1–29 (H)	5,323	5,636
5.250%, 10–1–30 (H)	3,706	3,753

		66,306

2021	ANNUAL REPORT	57

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
IT Consulting & Other Services – 0.1%
Sabre GLBL, Inc. (GTD by Sabre Holdings Corp.):
9.250%, 4–15–25 (H)	$3,740	$4,460
7.375%, 9–1–25 (H)	1,481	1,616

		6,076

Technology Hardware, Storage & Peripherals – 0.3%
Brightstar Escrow Corp.,
9.750%, 10–15–25 (H)	10,168	11,032

Total Information Technology – 2.9%		125,061
Materials

Commodity Chemicals – 1.2%
LSF9 Atlantis Holdings LLC and Victra Finance Corp.,
7.750%, 2–15–26 (H)	18,454	18,884
NOVA Chemicals Corp.:
4.875%, 6–1–24 (H)	19,673	20,558
5.250%, 6–1–27 (H)	10,218	10,723

		50,165

Metal & Glass Containers – 0.3%
ARD Finance S.A. (6.500% Cash or 7.250% PIK),
6.500%, 6–30–27 (H)(I)	11,358	11,926

Total Materials – 1.5%		62,091

TOTAL CORPORATE DEBT SECURITIES – 65.6%		$2,786,524
(Cost: $2,759,972)

LOANS (L)
Communication Services

Advertising – 0.6%
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 525 bps),
5.469%, 10–28–27	27,756	27,682

Broadcasting – 0.8%
Clear Channel Outdoor Holdings, Inc. (ICE LIBOR plus 350 bps),
3.712%, 8–21–26	35,966	34,498

Integrated Telecommunication Services – 2.0%
Consolidated Communications, Inc. (ICE LIBOR plus 475 bps),
5.750%, 10–2–27	10,576	10,570
West Corp. (3-Month ICE LIBOR plus 400 bps),
5.000%, 10–10–24	68,801	66,526
Windstream Services LLC (ICE LIBOR plus 625 bps),
7.250%, 9–21–27	6,813	6,806

		83,902

LOANS (L) (Continued)	Principal	Value
Wireless Telecommunication Service – 0.3%
Digicel International Finance Ltd. (ICE LIBOR plus 325 bps),
3.510%, 5–27–24	$15,231	$14,444

Total Communication Services – 3.7%		160,526
Consumer Discretionary

Automotive Retail – 0.1%
Midas Intermediate Holdco II LLC (ICE LIBOR plus 675 bps),
7.500%, 12–22–25	2,948	3,018

Casinos & Gaming – 0.1%
New Cotai LLC (14.000% Cash or 14.000% PIK),
14.000%, 9–10–25 (C)(I)	5,695	5,831

Internet & Direct Marketing Retail – 0.4%
CNT Holdings I Corp. (ICE LIBOR plus 375 bps),
4.500%, 11–8–27	9,251	9,225
CNT Holdings I Corp. (ICE LIBOR plus 675 bps),
7.500%, 11–6–28 (D)	9,822	9,920

		19,145

Leisure Facilities – 0.7%
United PF Holdings LLC (ICE LIBOR plus 400 bps),
4.203%, 12–30–26	24,216	23,332
United PF Holdings LLC (ICE LIBOR plus 850 bps),
9.500%, 11–12–26 (D)	5,103	5,116

		28,448

Restaurants – 0.1%
Zaxby’s Operating Co. L.P. (1-Month ICE LIBOR plus 650 bps),
7.250%, 12–28–28	6,278	6,341

Specialized Consumer Services – 0.1%
Asurion LLC (ICE LIBOR plus 525 bps),
5.359%, 2–3–28	6,027	6,133

Specialty Stores – 2.8%
Bass Pro Group LLC (ICE LIBOR plus 425 bps),
5.000%, 3–5–28	3,199	3,201
Jo-Ann Stores, Inc. (ICE LIBOR plus 500 bps),
6.000%, 10–16–23	40,343	40,163
PetSmart, Inc. (ICE LIBOR plus 375 bps),
4.250%, 2–12–28	35,003	34,922
Staples, Inc. (ICE LIBOR plus 500 bps),
5.205%, 4–12–26	33,813	32,939
Woof Holdings LLC (1-Month ICE LIBOR plus 725 bps),
8.000%, 12–21–28	2,674	2,711

LOANS (L) (Continued)	Principal		Value
Specialty Stores (Continued)
Woof Holdings LLC (ICE LIBOR plus 375 bps),
4.500%, 12–21–27		$4,324	$4,302

			118,238

Textiles – 0.6%
SIWF Holdings, Inc. (ICE LIBOR plus 425 bps),
4.359%, 6–15–25		24,772	24,637

Total Consumer Discretionary – 4.9%			211,791
Energy

Coal & Consumable Fuels – 0.5%
Foresight Energy LLC (ICE LIBOR plus 800 bps),
9.500%, 6–29–27 (C)		9,347	11,495
Westmoreland Coal Co. (ICE LIBOR plus 650 bps),
9.250%, 3–15–22		1,958	1,932
Westmoreland Mining Holdings LLC (15.000% Cash or 15.000% PIK),
15.000%, 3–15–29 (I)		16,680	8,563

			21,990

Oil & Gas Equipment & Services – 0.2%
Larchmont Resources LLC (9.000% Cash or 9.000% PIK),
9.000%, 8–9–21 (C)(I)		14,176	6,025
McDermott Technology Americas, Inc. (1.115% Cash or 1.115% PIK),
1.115%, 6–30–25 (I)		8,290	4,504

			10,529

Oil & Gas Exploration & Production – 0.1%
Ascent Resources Utica Holdings LLC (1-Month ICE LIBOR plus 900 bps),
10.000%, 11–1–25		3,437	3,798

Oil & Gas Storage & Transportation – 0.6%
EPIC Crude Services L.P. (ICE LIBOR plus 500 bps),
5.260%, 3–1–26		34,228	24,844

Total Energy – 1.4%			61,161
Financials

Asset Management & Custody Banks – 0.7%
Edelman Financial Holdings II, Inc.,
0.000%, 7–20–26 (M)		3,954	3,945
Edelman Financial Holdings II, Inc. (ICE LIBOR plus 675 bps),
6.860%, 7–20–26		26,060	26,003

			29,948

Insurance Brokers – 0.8%
Navacord Corp.:
0.000%, 3–16–28 (D)(M)(N)	CAD	29,564	23,584
0.000%, 3–16–29 (D)(M)(N)		13,408	10,696

			34,280

58	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2021

LOANS (L) (Continued)	Principal	Value
Property & Casualty Insurance – 0.8%
Amynta Agency Borrower, Inc. (ICE LIBOR plus 400 bps),
4.609%, 2–28–25	$36,855	$36,333

Specialized Finance – 0.6%
Gulf Finance LLC (ICE LIBOR plus 525 bps),
6.250%, 8–25–23	32,872	27,142
Lealand Finance Co. B.V.,
0.000%, 6–30–24 (D)(M)	123	97
Lealand Finance Co. B.V. (ICE LIBOR plus 300 bps),
3.115%, 6–30–24 (D)	441	349

		27,588

Total Financials – 2.9%		128,149
Health Care

Health Care Facilities – 0.1%
Surgery Center Holdings, Inc. (ICE LIBOR plus 325 bps),
4.250%, 8–31–24	5,492	5,433
Surgery Center Holdings, Inc. (ICE LIBOR plus 800 bps),
9.000%, 8–31–24	1,817	1,852

		7,285

Health Care Services – 2.0%
Heartland Dental LLC (ICE LIBOR plus 375 bps),
3.609%, 4–30–25	37,808	37,116
U.S. Renal Care, Inc. (3-Month ICE LIBOR plus 500 bps),
5.125%, 6–26–26	50,691	50,358

		87,474

Pharmaceuticals – 0.2%
Concordia International Corp. (ICE LIBOR plus 550 bps),
6.500%, 9–6–24	8,298	8,284

Total Health Care – 2.3%		103,043
Industrials

Building Products – 0.6%
CP Atlas Buyer, Inc. (ICE LIBOR plus 375 bps),
4.250%, 11–23–27	21,798	21,638
Park River Holdings, Inc.,
0.000%, 12–28–27 (M)	5,052	5,017

		26,655

Construction & Engineering – 0.2%
WaterBridge Midstream Operating LLC,
0.000%, 6–21–26 (M)	2,222	2,103
WaterBridge Midstream Operating LLC (3-Month ICE LIBOR plus 575 bps),
6.750%, 6–21–26	7,263	6,872

		8,975

LOANS (L) (Continued)	Principal	Value
Industrial Conglomerates – 1.7%
PAE Holding Corp. (ICE LIBOR plus 450 bps),
5.250%, 10–19–27	$73,805	$73,744

Industrial Machinery – 1.1%
Form Technologies LLC,
0.000%, 7–22–25 (M)	23,861	23,712
Form Technologies LLC (ICE LIBOR plus 475 bps),
5.750%, 7–22–25	23,041	22,897

		46,609

Research & Consulting Services – 0.4%
Ankura Consulting Group LLC (ICE LIBOR plus 450 bps),
5.250%, 3–17–28 (D)	14,842	14,712
Ankura Consulting Group LLC (ICE LIBOR plus 800 bps),
8.750%, 3–17–29 (D)	1,970	1,970

		16,682

Total Industrials – 4.0%		172,665
Information Technology

Application Software – 0.5%
Applied Systems, Inc. (ICE LIBOR plus 550 bps),
6.250%, 9–19–25	19,646	19,744
Ultimate Software Group, Inc. (The) (ICE LIBOR plus 675 bps),
7.500%, 5–3–27	3,857	3,944

		23,688

Communications Equipment – 0.9%
MLN U.S. Holdco LLC (ICE LIBOR plus 450 bps),
4.603%, 11–30–25	34,573	30,287
MLN U.S. Holdco LLC (ICE LIBOR plus 875 bps),
8.853%, 11–30–26	16,995	8,296

		38,583

Data Processing & Outsourced Services – 2.1%
Cardtronics USA, Inc. (ICE LIBOR plus 400 bps),
5.000%, 6–29–27	12,303	12,272
CommerceHub, Inc. (1-Month ICE LIBOR plus 475 bps),
7.750%, 12–2–28	15,289	15,614
CommerceHub, Inc. (ICE LIBOR plus 400 bps),
4.750%, 12–2–27	14,387	14,396
Cyxtera DC Holdings, Inc. (ICE LIBOR plus 300 bps),
8.250%, 5–1–25	20,995	20,785
Cyxtera DC Holdings, Inc. (ICE LIBOR plus 325 bps),
4.000%, 5–1–24	28,027	26,798

		89,865

Internet Services & Infrastructure – 0.6%
Informatica LLC,
7.125%, 2–25–25	24,325	24,827

LOANS (L) (Continued)	Principal	Value
IT Consulting & Other Services – 1.2%
Gainwell Acquisition Corp.,
0.000%, 10–1–27 (M)	$12,551	$12,488
Gainwell Acquisition Corp. (ICE LIBOR plus 400 bps),
4.750%, 10–1–27	25,334	25,207
Ivanti Software, Inc. (1-Month ICE LIBOR plus 400 bps),
4.750%, 12–1–27	3,599	3,579
Ivanti Software, Inc. (1-Month ICE LIBOR plus 475 bps),
5.750%, 12–1–27	8,726	8,752

		50,026

Total Information Technology – 5.3%		226,989
Materials

Construction Materials – 0.8%
Hillman Group, Inc. (The) (ICE LIBOR plus 350 bps),
4.109%, 5–31–25	34,179	34,120

Specialty Chemicals – 0.1%
NIC Acquisition Corp. (1-Month ICE LIBOR plus 375 bps),
4.500%, 12–29–27	3,692	3,689
NIC Acquisition Corp. (1-Month ICE LIBOR plus 775 bps),
8.001%, 12–29–28	2,354	2,378

		6,067

Total Materials – 0.9%		40,187

TOTAL LOANS – 25.4%		$1,104,511
(Cost: $1,135,981)

SHORT-TERM SECURITIES	Shares
Money Market Funds (P) – 4.2%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 0.010% (O)	10,877	10,877
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.040%	169,006	169,006

		179,883

TOTAL SHORT-TERM SECURITIES – 4.2%		$179,883
(Cost: $179,883)

TOTAL INVESTMENT SECURITIES – 102.1%		$4,366,004
(Cost: $4,605,413)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (2.1)%		(91,204)

NET ASSETS – 100.0%		$4,274,800

2021	ANNUAL REPORT	59

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2021

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(D)	Securities whose value was determined using significant unobservable inputs.

(E)	Restricted securities. At March 31, 2021, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Value
ASG Warrant Corp.	5–31–18	20	$1,206	$—	*
BIS Industries Ltd.	12–22–17	19,683	1,852	—	*
EP Energy Corp.	10–6–20	127	2,455	9,429
Foresight Energy L.P.	6–30–20	1,117	21,918	17,029
Larchmont Resources LLC	12–8–16	18	6,189	734
Maritime Finance Co. Ltd.	9–19–13	1,750	25,496	4,660
New Cotai Participation Corp., Class B	9–29–20	20,316	194,452	74,765
Pinnacle Agriculture Enterprises LLC	3–10–17	130	22,291	—	*
Sabine Oil & Gas Corp.	12–7–16	5	232	26
Studio City International Holdings Ltd. ADR	8–5–20	934	14,538	12,333
Targa Resources Corp., 9.500%	10–24–17	47	52,454	49,693

			$343,083	$168,669

The total value of these securities represented 3.9% of net assets at March 31, 2021.

(F)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(G)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(H)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021 the total value of these securities amounted to $2,332,477 or 54.6% of net assets.

(I)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(J)	All or a portion of securities with an aggregate value of $11,775 are on loan.

(K)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at March 31, 2021.

(L)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2021. Description of the reference rate and spread, if applicable, are included in the security description.

(M)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(N)	Principal amounts are denominated in the indicated foreign currency, where applicable (CAD – Canadian Dollar).

(O)	Investment made with cash collateral received from securities on loan.

(P)	Rate shown is the annualized 7-day yield at March 31, 2021.

The following forward foreign currency contracts were outstanding at March 31, 2021:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Canadian Dollar	42,251	U.S. Dollar	33,877	6–21–21	Morgan Stanley International	$253	$—

60	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2021

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$111,686	$—	$79,887
Consumer Staples	—	—	—	*
Energy	8,199	10,214	28,513
Financials	—	—	4,660
Industrials	—	—	—	*
Total Common Stocks	$119,885	$10,214	$113,060
Preferred Stocks	—	51,744	—
Warrants	183	—	—
Corporate Debt Securities	—	2,786,524	—	*
Loans	—	1,038,067	66,444
Short-Term Securities	179,883	—	—
Total	$299,951	$3,886,549	$179,504
Forward Foreign Currency Contracts	$—	$253	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks		Corporate Debt		Loans
Beginning Balance 4-1-20	$14,392	$—	*	$—		$277,146
Net realized gain (loss)	(1,524)	2		317		(3,494)
Net change in unrealized appreciation (depreciation)	(139,558)	—		(317)		17,825
Purchases	194,452	—		—		145,867
Sales	(1,238)	(2)		—		(262,936)
Amortization/Accretion of premium/discount	—	—		—		762
Transfers into Level 3 during the period	46,536	—		—		568
Transfers out of Level 3 during the period	—	—		—		(109,294)

Ending Balance 3-31-21	$113,060	$—		$—	*	$66,444

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 3-31-21	$(141,083)	$—		$—	*	$515

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information.

Information about Level 3 fair value measurements:

	Fair Value at 3-31-21	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Assets

Common Stocks	$734	Third-party valuation service	Broker quote	N/A
	5,122	Market approach	Adjusted EBITDA multiple	8.23x
	4,660	Market approach	Adjusted book value multiple	1.00x
	10,750	Market approach	Broker quote	N/A
	17,029	Market approach	Illiquidity discount	30.00%
	74,765	Market approach	Market premium	20.00%

Loans	66,444	Third-party vendor pricing service	Broker quotes	N/A

2021	ANNUAL REPORT	61

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2021

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

PIK = Payment in Kind

See Accompanying Notes to Financial Statements.

62	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	IVY INTERNATIONAL CORE EQUITY FUND

(UNAUDITED)

John C. Maxwell

Catherine L. Murray

Below, John Maxwell, CFA, and Catherine Murray, portfolio managers of Ivy International Core Equity Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2021. Mr. Maxwell has managed the Fund since February 2006 and has 29 years of industry experience. Ms. Murray was named portfolio manager in January 2017 and was previously an assistant portfolio manager on the Fund from 2014 to 2016. She has 30 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy International Core Equity Fund (Class A shares at net asset value)	50.62%
Ivy International Core Equity Fund (Class A shares including sales charges)	45.37%

Benchmark and Morningstar Category
MSCI EAFE Index	44.57%
(generally reflects the performance of securities in Europe, Australasia and the Far East)
Morningstar Foreign Large Blend Category Average	48.07%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

A strong policy response has driven markets and a rotation to value

The MSCI EAFE Index, the Fund’s benchmark, was up 44.6% for the fiscal year after a historic drop at the start of the COVID-19 pandemic. The global pandemic that began with flight, was quickly met with fight as governments and central banks unleashed all stimulus tools at their disposal. After credit markets were sent into a liquidity frenzy, oil prices went negative and equity prices collapsed, global markets eventually began to recover and, in many cases, have hit new all-time highs.

In addition to the global pandemic, the year was quite eventful. U.S. elections were sorted, Chinese equities continued to face several new road bumps stemming from geopolitics and regulation, and the U.K. finalized a “soft” Brexit. The markets tended to shrug off bad news and celebrate good news as global asset prices continued to climb.

For over half of the fiscal year, risk appetite for growth stocks continued to increase as a result of two major circumstances: 1) lockdowns across the globe supported technology driven business models and 2) monetary and government support. The dispersion between growth and value was driven even wider and, as a result, many potential good investments were left behind. This gap, created by perceived market inefficiencies, is where we focused our energy for investors.

In recent months, international markets showed a clear rotation of leadership. In the spotlight was U.S. monetary policy and the new Biden administration’s fiscal packages. Both lending to increased investor expectations for inflation. Rates increased and the market began to focus on more attractively valued and cyclical companies.

Materials was the best performing sector, after being down significantly in the pullback, followed by consumer discretionary, much of which consists of economically sensitive companies. The worst performing sector for the year was health care, up 17.4%. Consumer staples was also a relatively weak performer as defensive industries lagged in the recovery.

From a regional/country standpoint, European countries, in general, performed well. Australia also led as materials strengthened. Japan and the U.K. lagged the index. Ultimately, markets overcame one of the greatest global economic shocks as governments and central banks signaled they would bridge economies to the other side of the pandemic, giving investors the comfort to invest in risk assets.

Portfolio review

For the fiscal year ended March 31, 2021, the Fund posted positive absolute returns and outperformed its benchmark index and Morningstar peer group. After a long period where momentum growth stocks were the market darlings, in recent months, investors have been rewarded for valuation discipline. The best performing sectors for the Fund were energy, industrials and financials, where stock selection drove results. Holdings in Canada, the U.K. and France were best from a country standpoint. Individually, the most significant contributors were Seven Generations Energy Ltd., Class A, Zozo, Inc., and Anglo American plc. Seven Generations is a Canadian oil and gas producer that managed their business well through the early stages of the pandemic and benefitted from the recent recovery in oil prices. Zozo, a Japan-based e-commerce company, was well positioned to take advantage of the accelerated adoption of online consumption through the pandemic. Lastly, Anglo American, a materials company based in the U.K., has a large metals business, including copper and iron ore, where prices were up considerably over the last year.

2021	ANNUAL REPORT	63

The worst performing sectors were consumer staples, real estate and information technology. On a country basis, China and Australia stand out as the largest detractors. The Fund’s cash and gold allocations also hurt performance. The largest individual detractors were Wens Foodstuffs Group Co. Ltd., Class A, Subaru Corp., and Suncor Energy, Inc. The Fund no longer holds Wens Foodstuffs Group Co. or Suncor Energy, Inc. Not owning ASML, a Dutch maker of semiconductor equipment, was a significant drag on relative performance as well. Wens Foodstuffs, a Chinese pig farmer, suffered during the pandemic as live markets were closed and restaurant activity dropped. Subaru, a Japanese auto manufacturer, suffered from production shutdowns, and had to temporarily cut their dividend. Suncor Energy was down as oil prices fell. We decided to sell the stock in favor of other energy holdings prior to the bounce in oil prices.

Actions in the Fund during the year

The Fund had a value tilt throughout the year. The Fund’s core strategy allows it to tilt toward growth companies when valuations are relatively attractive and to tilt toward value when such companies offer investors the best upside prospects, based on our investment lens. We took advantage of market volatility over the fiscal year. The pullback presented wide valuation gaps as many companies were ignored. We were actionable with respect to capitalizing on these discrepancies. While a relative value discipline has hurt for several years, our investors were rewarded in recent months.

Current Portfolio themes are:

•	Disproportionate growth of emerging-market consumers, particularly in the Asia-Pacific region

•	Strong growth in infrastructure

•	Solid and believable dividend yields

•	Forces of market disruption

What we seek

As we move forward, we continue to seek companies we believe are underpriced relative to their prospects and peers in both the growth and value parts of the market. The Fund’s defensive/cyclical weighting is slightly tilted toward cyclical. We are also increasingly focused on companies we believe have sustainable competitive advantages or improving industry dynamics that are not appreciated by the market and companies which may be better positioned coming out of the COVID-19 pandemic than they were before the outbreak.

Outlook

Despite the recent market rotation, we believe there is a deep underappreciation by investors for the magnitude of economic growth and inflationary pressures ahead. Generally, investors have not fully adopted the idea that stocks outside of what has been in favor for the greater part of the last decade will relinquish the spotlight. However, we believe the many signs of a sustained market shift are present.

The level of spending by governments around the world, particularly in the U.S., is at unprecedented levels. Additionally, central banks continue to support capital markets and are signaling low rates for the foreseeable future. The Fed has communicated a persistent dovish approach toward interest rate policy. This also has great potential to perpetuate inflation, particularly if they manipulate the curve to keep the 10-year rate at 2%.

Another inflationary pressure, although difficult to handicap its duration, is a shortage within the global supply chain, particularly within semiconductors. With semiconductor shortages around the world, many everyday goods, particularly autos, are experiencing manufacturing delays. Low supplies will lead to higher prices. When also considering higher commodity prices, in turn, raw material costs of everything we consume from food to clothes to electronics and beyond could go up. Meanwhile, the global economy is opening and consumers’ propensity to spend is high after a year of clamping down on social activities.

We believe these events should drive tremendous economic growth, which is generally good for early cycle equities. This leads us to be particularly optimistic about pockets of equities consistent with our investment style. After years of being underappreciated, international equities may be a great area of the world to find relative value. This, coupled with our investment style, which we believe is well positioned to take advantage of many of the currents carrying the market forward, may support a continued shift in our favor.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges. Your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

64	ANNUAL REPORT	2021

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s value and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy International Core Equity Fund.

2021	ANNUAL REPORT	65

PORTFOLIO HIGHLIGHTS	IVY INTERNATIONAL CORE EQUITY FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	97.7%
Industrials	14.7%
Financials	14.4%
Consumer Discretionary	12.7%
Health Care	11.7%
Consumer Staples	10.6%
Materials	8.7%
Information Technology	7.6%
Energy	7.3%
Communication Services	6.9%
Utilities	1.7%
Real Estate	1.4%
Bonds	1.0%
Other Government Securities	1.0%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.3%

Country Weightings

Europe	64.3%
United Kingdom	19.9%
Germany	14.7%
France	14.4%
Netherlands	4.7%
Other Europe	10.6%
Pacific Basin	25.7%
Japan	12.1%
South Korea	4.3%
Other Pacific Basin	9.3%
North America	7.4%
Canada	5.3%
Other North America	2.1%
South America	1.3%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.3%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Merck KGaA	Germany	Health Care	Pharmaceuticals
Volkswagen AG, 2.260%	Germany	Consumer Discretionary	Automobile Manufacturers
Roche Holdings AG, Genusscheine	Switzerland	Health Care	Pharmaceuticals
Carrefour S.A.	France	Consumer Staples	Hypermarkets & Super Centers
Airbus SE	France	Industrials	Aerospace & Defense
WPP Group plc	United Kingdom	Communication Services	Advertising
Samsung Electronics Co. Ltd.	South Korea	Information Technology	Technology Hardware, Storage & Peripherals
Legal & General Group plc	United Kingdom	Financials	Life & Health Insurance
DNB ASA	Norway	Financials	Diversified Banks
ENGIE	France	Utilities	Multi-Utilities

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

66	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY INTERNATIONAL CORE EQUITY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(3)	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	45.37%	45.21%	49.63%	46.91%	51.27%	51.19%	50.08%	50.76%
5-year period ended 3-31-21	6.76%	6.42%	6.80%	6.96%	7.94%	8.01%	7.21%	7.59%
10-year period ended 3-31-21	4.54%	4.19%	4.36%	4.60%	5.32%	—	—	5.01%
Since Inception of Class through 3-31-21(5)	—	—	—	—	—	4.45%	6.43%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 3.50%(a) and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase. Class E shares carry a CDSC on shares purchased at net asset value for $250,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

2021	ANNUAL REPORT	67

SCHEDULE OF INVESTMENTS	IVY INTERNATIONAL CORE EQUITY FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares		Value
Australia

Financials – 1.4%
Australia and New Zealand Banking Group Ltd.	1,686		$36,098

Materials – 1.5%
Newcrest Mining Ltd.	2,013		37,346

Total Australia – 2.9%			$73,444
Brazil

Consumer Staples – 1.3%
Ambev S.A.	11,857		32,272

Total Brazil – 1.3%			$32,272
Canada

Consumer Discretionary – 2.1%
Canada Goose Holdings, Inc. (A)	639		25,086
Dollarama, Inc.	626		27,642

			52,728

Energy – 1.8%
Canadian Natural Resources Ltd.	878		27,118
Seven Generations Energy Ltd., Class A (A)	2,595		17,555

			44,673

Materials – 1.4%
Teck Cominco Ltd.	1,815		34,760

Total Canada – 5.3%			$132,161
China

Consumer Discretionary – 1.0%
Gree Electric Appliances, Inc. of Zhuhai, A Shares	2,731		26,084

Materials – 1.1%
Anhui Conch Cement Co. Ltd., H Shares	4,335		28,188

Total China – 2.1%			$54,272
Denmark

Industrials – 1.4%
A.P. Moller – Maersk A/S	11		25,683
A.P. Moller – Maersk A/S, Class A	4		9,076

			34,759

Total Denmark – 1.4%			$34,759
France

Consumer Discretionary – 0.0%
Faurecia S.A. (A)	—	*	—	*

Consumer Staples – 3.0%
Carrefour S.A.	2,719		49,242
Pernod Ricard S.A.	147		27,618

			76,860

COMMON STOCKS (Continued)	Shares	Value
Energy – 1.0%
Total S.A. (B)	564	$26,314

Financials – 2.2%
Axa S.A.	919	24,675
BNP Paribas S.A.	479	29,129

		53,804

Industrials – 5.1%
Airbus SE	435	49,205
Compagnie de Saint-Gobain	576	33,968
Schneider Electric S.A.	250	38,211
Vinci	85	8,713

		130,097

Information Technology – 1.4%
Cap Gemini S.A.	202	34,378

Utilities – 1.7%
ENGIE	2,927	41,545

Total France – 14.4%		$362,998
Germany

Communication Services – 1.1%
Deutsche Telekom AG, Registered Shares	1,370	27,593

Consumer Staples – 1.1%
Beiersdorf Aktiengesellschaft	271	28,641

Financials – 1.2%
Munchener Ruckversicherungs-Gesellschaft AG, Registered Shares	98	30,167

Health Care – 2.3%
Merck KGaA	346	59,226

Industrials – 2.5%
Hochtief Aktiengesellschaft (B)	295	26,417
Siemens AG	210	34,508

		60,925

Information Technology – 1.2%
SAP AG	242	29,636

Materials – 1.6%
HeidelbergCement AG	450	40,899

Real Estate – 1.4%
Deutsche Wohnen AG	768	35,806

Total Germany – 12.4%		$312,893
Hong Kong

Financials – 1.0%
AIA Group Ltd.	2,090	25,351

Total Hong Kong – 1.0%		$25,351

COMMON STOCKS (Continued)	Shares	Value
India

Energy – 1.0%
Reliance Industries Ltd.	884	$24,228

Total India – 1.0%		$24,228
Japan

Consumer Discretionary – 3.6%
Sekisui House Ltd.	1,333	28,587
Subaru Corp. (B)	1,935	38,514
Zozo, Inc.	886	26,152

		93,253

Consumer Staples – 1.6%
Seven & i Holdings Co. Ltd.	977	39,384

Energy – 1.1%
Inpex Corp.	4,078	27,846

Financials – 2.3%
ORIX Corp.	1,892	31,918
Tokio Marine Holdings, Inc. (B)	534	25,397

		57,315

Health Care – 1.0%
Terumo Corp.	724	26,135

Industrials – 1.2%
SMC Corp.	50	28,965

Information Technology – 1.3%
Shimadzu Corp.	901	32,593

Total Japan – 12.1%		$305,491
Netherlands

Consumer Discretionary – 2.5%
Prosus N.V.	238	26,452
Stellantis N.V. (A)	1,923	34,006

		60,458

Health Care – 1.2%
Koninklijke Philips Electronics N.V., Ordinary Shares	507	28,912

Industrials – 1.0%
Randstad Holding N.V. (B)	360	25,342

Total Netherlands – 4.7%		$114,712
Norway

Financials – 1.7%
DNB ASA (A)	2,007	42,711

Total Norway – 1.7%		$42,711
Singapore

Communication Services – 1.3%
Singapore Telecommunications Ltd.	18,105	32,840

Total Singapore – 1.3%		$32,840

68	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY INTERNATIONAL CORE EQUITY FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS (Continued)	Shares	Value
South Korea

Communication Services – 1.2%
SK Telecom Co. Ltd.	121	$29,323

Industrials – 1.3%
LG Corp.	422	33,677

Information Technology – 1.8%
Samsung Electronics Co. Ltd.	627	45,113

Total South Korea – 4.3%		$108,113
Spain

Financials – 1.1%
Banco Bilbao Vizcaya Argentaria S.A.	5,132	26,638

Total Spain – 1.1%		$26,638
Sweden

Health Care – 1.1%
Getinge AB	961	26,684

Industrials – 1.1%
Epiroc AB, Class A	837	18,965
Epiroc AB, Class B	387	8,055

		27,020

Total Sweden – 2.2%		$53,704
Switzerland

Health Care – 2.1%
Roche Holdings AG, Genusscheine	162	52,205

Industrials – 1.1%
Ferguson plc	237	28,283

Total Switzerland – 3.2%		$80,488
Taiwan

Information Technology – 1.0%
Largan Precision Co. Ltd.	229	25,763

Total Taiwan – 1.0%		$25,763
United Kingdom

Communication Services – 3.3%
BT Group plc	16,419	35,039
WPP Group plc	3,769	47,840

		82,879

COMMON STOCKS (Continued)	Shares	Value
Consumer Discretionary – 1.2%
Persimmon plc	749	$30,362

Consumer Staples – 3.6%
British American Tobacco plc	847	32,373
Tesco plc	8,879	28,012
Unilever plc	539	30,152

		90,537

Energy – 2.4%
BP plc	7,315	29,715
Technip-Coflexip (A)	1,973	23,556
TechnipFMC plc (A)	878	6,780

		60,051

Financials – 3.5%
Legal & General Group plc	11,647	44,814
Lloyds Banking Group plc	26,273	15,406
Prudential plc	1,364	28,968

		89,188

Health Care – 3.4%
AstraZeneca plc ADR (B)	587	29,197
GlaxoSmithKline plc	1,948	34,587
GlaxoSmithKline plc ADR (B)	609	21,739

		85,523

Information Technology – 0.9%
Amdocs Ltd.	328	23,031

Materials – 1.6%
Anglo American plc	1,022	40,037

Total United Kingdom – 19.9%		$501,608
United States

Health Care – 0.6%
Ortho Clinical Diagnostics Holdings plc (A)	819	15,799

Total United States – 0.6%		$15,799

TOTAL COMMON STOCKS – 93.9%		$2,360,245
(Cost: $1,858,076)

INVESTMENT FUNDS
United States – 1.5%
SPDR Gold Trust (A)	231	36,948

TOTAL INVESTMENT FUNDS – 1.5%		$36,948
(Cost: $28,336)

PREFERRED STOCKS	Shares		Value
Germany

Consumer Discretionary – 2.3%
Volkswagen AG, 2.260%		204	$57,051

Total Germany – 2.3%			$57,051

TOTAL PREFERRED STOCKS – 2.3%			$57,051
(Cost: $33,120)

OTHER GOVERNMENT SECURITIES (C)	Principal
Norway – 1.0%
Norway Government Bond 3.750%, 5–25–21 (D)(E)	NOK	210,830	24,762

TOTAL OTHER GOVERNMENT SECURITIES – 1.0%			$24,762
(Cost: $23,825)

SHORT-TERM SECURITIES	Shares
Money Market Funds (F) – 2.2%
State Street Institutional U.S. Government Money Market Fund – Premier Class
0.040%		3,605	3,605
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares
0.010% (G)		52,596	52,596

			56,201

TOTAL SHORT-TERM SECURITIES – 2.2%			$56,201
(Cost: $56,201)

TOTAL INVESTMENT SECURITIES – 100.9%			$2,535,207
(Cost: $1,999,558)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.9)%			(21,393)

NET ASSETS – 100.0%			$2,513,814

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $122,344 are on loan.

(C)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

2021	ANNUAL REPORT	69

SCHEDULE OF INVESTMENTS	IVY INTERNATIONAL CORE EQUITY FUND (in thousands)

MARCH 31, 2021

(D)	Principal amounts are denominated in the indicated foreign currency, where applicable (NOK - Norwegian Krone).

(E)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021 the total value of these securities amounted to $24,762 or 1.0% of net assets.

(F)	Rate shown is the annualized 7-day yield at March 31, 2021.

(G)	Investment made with cash collateral received from securities on loan.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$2,360,245	$—	$—
Investment Funds	36,948	—	—
Preferred Stocks	57,051	—	—
Other Government Securities	—	24,762	—
Short-Term Securities	56,201	—	—
Total	$2,510,445	$24,762	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Market Sector Diversification
(as a % of net assets)
Industrials	14.7%
Financials	14.4%
Consumer Discretionary	12.7%
Health Care	11.7%
Consumer Staples	10.6%
Materials	8.7%
Information Technology	7.6%
Energy	7.3%
Communication Services	6.9%
Utilities	1.7%
Real Estate	1.4%
Other Government Securities	1.0%
Other+	1.3%

+	Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

70	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	IVY LARGE CAP GROWTH FUND

(UNAUDITED)

Bradley M. Klapmeyer

Below, Bradley M. Klapmeyer, CFA, portfolio manager of Ivy Large Cap Growth Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2021. Mr. Klapmeyer has managed the Fund since August 2016, and he has 21 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy Large Cap Growth Fund (Class A shares at net asset value)	52.78%
Ivy Large Cap Growth Fund (Class A shares including sales charges)	47.46%

Benchmark and/or Lipper Category
Russell 1000 Growth Index	62.74%
(generally reflects the performance of securities that represent the large-cap growth market)
Morningstar Large Growth Category Average	63.57%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Market conditions

The Russell 1000 Growth Index, the Fund’s benchmark, was up a staggering 62.74% during the measurement period ended March 31, 2021. Maintaining exposure to the large-cap growth style over the past decade has been a rewarding proposition with an annual total return of more than 16.6% for the index over the past 10 years. While those average annual gains are remarkable, it hasn’t been a smooth ride as the past decade has been marked by its fair share of turbulence as global economies emerged from the depths of the global financial crisis. While this decade-long run for growth-style investing was capped with another year of strong gains, the past 12 months made sure it was a hard-earned return.

It is ironic that before the pandemic (early calendar year 2020), there were raised hopes that easing monetary conditions would ultimately lead to accelerating growth and as of March 31, 2021, in a near post-pandemic world, that same narrative has been propelling the markets to fresh highs. For the coming fiscal year, there is hope that another round of, again unprecedented, monetary and fiscal policy will kick start a new, but stronger post-pandemic economic cycle. The easy part, at least for a portion of the next 12 months, will be comparisons to the pandemic-impacted numbers, exaggerating growth for several quarters of the fiscal year. The hard part will be generating convincing evidence that this latest round of quantitative easing will be more successful than a decade of rather unsuccessful attempts to generate a seemingly unobtainable strong virtuous growth cycle. In that vein, the past 12 months (and likely the next 12 months), were no different than the prior decade, requiring the promise of extremely easy monetary conditions to achieve some level of modest growth.

Equity markets were remarkably resilient during the measurement period despite the ongoing global pandemic. The markets reacted quickly and negatively to the early signs of the pandemic but subsequently the index rallied 27.8% in the first quarter and never looked back with additional gains of 13.2% in the second quarter, an 11.4% gain in the third quarter and a modest 0.9% gain in the fourth quarter. As is typical, the stock market decided to move on from the depths of the pandemic despite the economic freeze caused by mobility restrictions and lower activity during the first quarter. You may recall that during first quarter (ending June 2020) gross domestic product (GDP) growth dropped nearly 32%.

We shared several observations throughout the course of the fiscal year and thought it would be interesting to assess the validity of those observations at year end March 31, 2021. For starters, we suggested that, if needed, unlimited resources could be provided to remove the downside risks associated with the pandemic. In total the Federal Reserve’s (Fed) balance sheet expanded by $3.2 trillion and U.S. fiscal stimulus amounted to $3.4 trillion during 2020, with more to come in 2021. A staggering fact is that aggregate calendar year 2020 U.S. fiscal stimulus, on a per capita basis or as a percentage of U.S. GDP, was larger than The New Deal of 1933 (when adjusted to 2020 dollars). Those efforts clearly passed the hurdle of adequate additional resources to remove downside risk from the economy and buoy asset prices. Frankly, it was a job well done as the equity markets quickly priced out a potential downside scenario.

An additional observation we made was that the ramifications from the pandemic would continue to show in the data for quarters to come but the market would begin to look through to normalized earnings. On the surface those statements seemed simple enough, and in some respect that is what occurred. The U.S. economy recovered from the June quarter downdraft faster than most anticipated — improvements in the housing market, manufacturing, employment and consumer spending were generally comforting. The equity recovery also evolved as the year progressed, with initial strength from a basket of high growth and generally higher-risk pandemic beneficiary stocks. Later in the measurement period, strength emerged in more economically sensitive stocks as investors began to build in expectations that the material stimulus would set off a stronger economic growth cycle.

2021	ANNUAL REPORT	71

Finally, we believed business and personal lives would go back to something resembling the “old normal.” The reality landed somewhere in the middle with some activities having resumed, while others having not completely normalized. For example, the ability to leave home to buy contact lenses and shop for power tools, resumed. The ability to comfortably have a seated dinner or jump on a plane was only just beginning to normalize. That said, with each effort to lift mobility constraints, consumers appear eager to resume many of the “old normal” activities. We personally share that sentiment. We are truly most amazed by human resiliency in these abnormal times, and the desire to press on despite challenging conditions. It needs to be highlighted that once again the innovative spirit was in full effect, with COVID-19 vaccines being developed within a year’s time frame and the world knowing there is a line of sight to mass vaccinations and mobility normalization. An effort clearly worthy of praise.

When you look deeper at the performance of the index during the measurement period, it is notable that every sector posted positive performance. The standout sectors included energy, consumer discretionary, communications services and information technology. The latter three were home to many of the technology, internet and retail beneficiaries of the COVID-19 pandemic. The concentration of the index has been a point of discussion throughout 2020 and as it relates to attribution, the FAANG+M+T stocks (Facebook, Amazon, Apple, Netflix, Alphabet (Google), Microsoft and Tesla) ended the calendar year contributing nearly 43% to overall index returns. Performance was partly dependent on a handful of mega-cap stocks but did broaden as the year advanced. Add in the additional contribution from many technology and e-commerce stocks and attribution becomes more aggregated into a specific theme.

From a style perspective, momentum (relative strength and price return), growth (5-year earnings per share growth and estimate revisions) and risk (beta) were runaway positive factors. Value factors (price to book and earnings yield) were laggards early in the period but emerged as a place of strength during the latter quarters. Quality factors (return on assets, return on equity and return on capital) were generally laggards in terms of relative performance. It is worth noting that the spread between the best performing factors and the worst performing factor was rather material.

Strategies employed, contributors and detractors

During the measurement period, the Fund posted a strong absolute gain of 52.78%, but underperformed relative to its benchmark. Stock selection was the main reason for the relative underperformance in the fiscal year. Consumer discretionary, information technology and communication services led the relative underperformance. Market returns were strongly influenced by the “tails” — on one end are hyper growers that lack proven business models through-out cycles and on the other end are cyclical value stocks that are highly dependent on accelerating economic growth prospects. This created a unique challenge for the Fund’s desire to maintain a strong quality bias as many of the outperforming areas lacked the strong business model characteristics we require. Given that we believe quality is more durable than growth, we were forced to sacrifice on some relative growth attributes in favor of quality, and although that resulted in laggard performance in the trailing 12 months, we think maintaining a focus on quality growth will be rewarded through the cycle.

Performance in consumer discretionary was the leading source of negative sector attribution. The Fund was slightly overweight the sector but challenging stock selection more than offset this positive allocation. The most significant detractor was our underweight exposure to Tesla, which posted a gain of more than 530% for the period. We maintained no exposure to Tesla as we believe its valuation is embedding unrealistic long-term business economics and earnings. Overweight positions in two stocks, V.F. Corp. and Ferrari NV, also detracted from performance. V.F. Corp was negatively impacted by concerns of slowing growth from its Vans brand and overall, witnessed pressured results during the pandemic. V.F. Corp. is no longer a holding in the Fund. Ferrari saw relative weakness as investors stressed over the company meeting likely outdated 2022 financial targets — expectations that were set before the pandemic, and concerns around Ferrari being poorly positioned in the shift to electric vehicles. Finally, a notable overweight position in Tractor Supply Co. was a source of positive attribution. Strength in Tractor Supply, a position initially introduced to the Fund in January 2020, outperformed as it remained operational during the COVID-19 pandemic because its products were deemed essential to consumers. Tractor Supply is no longer a Fund holding.

Information technology was another detractor, driven by an overweight position in VeriSign, Inc. and Motorola Solutions, Inc. Despite no material fundamental disappointments, shares of VeriSign lagged as investors shifted attention to higher risk securities and away from high-quality stable growth stocks. Motorola Solutions underperformed as a result of concerns related to demand within its first responder communications business unit as questions arose around deficits in state and municipal budgets. Those concerns around funding gaps have proven unfounded to date. Apple, Inc. was another detractor as our underweight position proved incorrect given impressive returns exceeding 93% during the measurement period, although this was driven by significant multiple expansion as expectations were built for a strong iPhone 5G replacement cycle. Positive attribution wasn’t completely absent as several overweight positions, including NVIDIA Corp., PayPal Holdings, Inc. and Zebra Technologies Corp. provided a partial offset as the Fund found it difficult to keep pace with the extreme upside 12-month returns from many names in the benchmark.

72	ANNUAL REPORT	2021

Within the communication services sector, the Fund continued to experience a headwind from the pervasive theme of rewarding relatively unproven business models, which stands in contrast to our strategy’s well-tenured process and philosophy. Underweight positions in Pinterest, Inc., Roku, Inc. and Spotify Technology SA were sources of detraction, while an overweight position in Electronic Arts, despite gaining 35% in the period, added to the relative underperformance within the sector. Roku and Spotify are not holdings of the Fund. A new position to Pinterest, Inc. was added during the measurement period as we grew convinced that the company would emerge as a long-term winner. Positive attribution was present as the Fund continued to avoid traditional media companies that significantly underperformed the sector. Underweight exposure to Netflix, Inc. also benefited performance as shares lagged the benchmark’s return. Netflix is not a holding of the Fund.

Outlook and positioning

Supported by low interest rates, flowing fiscal stimulus and improving global growth prospects, we think the markets will likely enter the current fiscal year with a sustained desire to swing for the fences. As such, it is possible to see continued strength in the near term from hyper-growth dream stocks and the lower-quality, deeply cyclical value names. There needs to be a catalyst or evidence against this trend and the timing of that is uncertain.

We see these tail trades, or “barbell strategies,” as temporary as neither has deep roots attached to quality businesses. We believe as the fiscal year progresses, the persistence and intensity of outperformance from these tails will cede momentum to more durable investment strategies. We are hopeful macro and stylistic influences on the market will diminish, leaving it better tuned for stock picking, not macro or factor guessing.

We believe the missing piece, or the catalyst, needed to allow for a less intense market environment to emerge is simply fundamentals. Letting the “rubber meet the road.” Market valuation expansion has been a significant portion of growth style returns over the past two years, which embeds a high level of expectations around accelerating growth or sustaining high levels of rapid growth. We believe that parts of the market — work from home, pandemic beneficiaries and hyper-growth stocks — reflect multiple years of extremely optimistic good news based on current low interest rates, contained inflation, upsized fiscal stimulus and stronger near-term economic prospects. We believe these expectations of a high rate of sustained revenue growth along with a broadening economic recovery and upward movement in rates, pose a real risk to the growth tail of the market. Let us be very clear on one point — although we are skeptical of how quickly the market has crowned many pandemic beneficiary stocks as persistent growers, we think there will be good secular growers that emerge from the pandemic investment fervor, just like there are in a normal environment. However, good businesses are much different from good stocks, and pulling forward multiple years of stock returns based on a nine-month period of extreme conditions seems nothing short of irresponsible.

Our investment philosophy starts with the reality that growth sustainability is fleeting for most companies and that growth, if ultimately durable, needs to be attached to quality businesses. We view the durability of growth with a skeptical eye until we understand the quality of the business — barriers to competition, long-term economic model, addressable market, brand durability, etc. As such, we have always started our stock selection process with good business model choices and believe quality is paramount to controlling downside risk and driving strong multi-year returns. Although the current environment may be recklessly rewarding only those companies with the highest near-term growth or strongest pandemic revisions, we stand firm in our assessment that quality is more durable than growth and starting with quality and not chasing growth for growth’s sake (at any cost), should reap significant benefits over a multi-year horizon.

As of March 31, 2021, the Fund’s largest equity positions are Microsoft Corp., Apple, Inc., Amazon.com, Inc., Alphabet, Inc., Visa, Inc., Facebook, Inc., Motorola Solutions, Inc., UnitedHealth Group, Inc., Intuit, Inc. and PayPal Holdings, Inc. Thank you for your continued interest and support.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Large Cap Growth Fund.

2021	ANNUAL REPORT	73

PORTFOLIO HIGHLIGHTS	IVY LARGE CAP GROWTH FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	99.9%
Information Technology	46.6%
Consumer Discretionary	14.8%
Communication Services	13.3%
Health Care	12.1%
Industrials	7.3%
Financials	3.2%
Consumer Staples	2.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.1%

Top 10 Equity Holdings

Company	Sector	Industry
Microsoft Corp.	Information Technology	Systems Software
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	Consumer Discretionary	Internet & Direct Marketing Retail
Alphabet, Inc., Class A	Communication Services	Interactive Media & Services
Visa, Inc., Class A	Information Technology	Data Processing & Outsourced Services
Facebook, Inc., Class A	Communication Services	Interactive Media & Services
Motorola Solutions, Inc.	Information Technology	Communications Equipment
UnitedHealth Group, Inc.	Health Care	Managed Health Care
Intuit, Inc.	Information Technology	Application Software
PayPal, Inc.	Information Technology	Data Processing & Outsourced Services

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

74	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY LARGE CAP GROWTH FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(3)	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	47.46%	47.46%	51.46%	48.82%	53.25%	53.28%	52.17%	52.78%
5-year period ended 3-31-21	19.25%	18.95%	19.17%	19.42%	20.46%	20.56%	19.67%	20.16%
10-year period ended 3-31-21	14.95%	14.51%	14.67%	15.02%	15.68%	—	14.96%	15.43%
Since Inception of Class through 3-31-21(5)	—	—	—	—	—	16.93%	—	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 3.50%(a) and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase. Class E shares carry a CDSC on shares purchased at net asset value for $250,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

2021	ANNUAL REPORT	75

SCHEDULE OF INVESTMENTS	IVY LARGE CAP GROWTH FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares	Value
Communication Services

Interactive Home Entertainment – 2.5%
Electronic Arts, Inc.	1,051	$142,340

Interactive Media & Services – 10.8%
Alphabet, Inc., Class A (A)	139	287,072
Alphabet, Inc., Class C (A)	26	52,874
Facebook, Inc., Class A (A)	698	205,597
Pinterest, Inc., Class A (A)	738	54,639

		600,182

Total Communication Services – 13.3%		742,522
Consumer Discretionary

Automobile Manufacturers – 1.9%
Ferrari N.V.	499	104,360

Automotive Retail – 0.7%
O’Reilly Automotive, Inc. (A)	83	41,875

Footwear – 1.2%
NIKE, Inc., Class B	493	65,579

Home Improvement Retail – 2.0%
Home Depot, Inc. (The)	367	111,896

Hotels, Resorts & Cruise Lines – 1.7%
Booking Holdings, Inc. (A)	40	92,213

Internet & Direct Marketing Retail – 7.3%
Amazon.com, Inc. (A)	132	407,268

Total Consumer Discretionary – 14.8%		823,191
Consumer Staples

Personal Products – 0.6%
Estee Lauder Co., Inc. (The), Class A	119	34,755

Soft Drinks – 2.0%
Coca-Cola Co. (The)	2,105	110,933

Total Consumer Staples – 2.6%		145,688
Financials

Financial Exchanges & Data – 3.2%
Intercontinental Exchange, Inc.	694	77,534
S&P Global, Inc.	285	100,725

		178,259

Total Financials – 3.2%		178,259

COMMON STOCKS (Continued)	Shares	Value
Health Care

Health Care Equipment – 2.7%
Danaher Corp.	291	$65,453
DexCom, Inc. (A)	48	17,271
Intuitive Surgical, Inc. (A)	90	66,350

		149,074

Health Care Supplies – 2.3%
Cooper Cos., Inc. (The)	334	128,127

Health Care Technology – 2.4%
Cerner Corp.	1,880	135,101

Life Sciences Tools & Services – 0.3%
Mettler-Toledo International, Inc. (A)	15	17,465

Managed Health Care – 3.1%
UnitedHealth Group, Inc.	471	175,121

Pharmaceuticals – 1.3%
Zoetis, Inc.	456	71,802

Total Health Care – 12.1%		676,690
Industrials

Industrial Machinery – 2.2%
Stanley Black & Decker, Inc.	616	122,953

Railroads – 1.2%
Union Pacific Corp.	311	68,480

Research & Consulting Services – 2.1%
TransUnion	535	48,140
Verisk Analytics, Inc., Class A	380	67,157

		115,297

Trucking – 1.8%
J.B. Hunt Transport Services, Inc.	587	98,578

Total Industrials – 7.3%		405,308
Information Technology

Application Software – 10.6%
Adobe, Inc. (A)	326	154,993
Intuit, Inc.	437	167,494
NVIDIA Corp.	273	145,687
salesforce.com, Inc. (A)	572	121,155

		589,329

Communications Equipment – 3.4%
Motorola Solutions, Inc.	1,016	191,081

COMMON STOCKS (Continued)	Shares	Value

Data Processing & Outsourced Services – 9.5%
Broadridge Financial Solutions, Inc.	674	$103,246
PayPal, Inc. (A)	657	159,549
Visa, Inc., Class A	1,260	266,856

		529,651

Electronic Equipment & Instruments – 0.3%
Zebra Technologies Corp., Class A (A)	42	20,261

Internet Services & Infrastructure – 2.4%
VeriSign, Inc. (A)	663	131,861

IT Consulting & Other Services – 2.0%
Garter, Inc., Class A (A)	603	110,088

Systems Software – 10.5%
Microsoft Corp.	2,477	583,928

Technology Hardware, Storage & Peripherals – 7.9%
Apple, Inc.	3,620	442,198

Total Information Technology – 46.6%		2,598,397

TOTAL COMMON STOCKS – 99.9%		$5,570,055
(Cost: $2,568,834)

SHORT-TERM SECURITIES
Money Market Funds (B) – 0.0%
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.040%	2,004	2,004

TOTAL SHORT-TERM SECURITIES – 0.0%		$2,004
(Cost: $2,004)

TOTAL INVESTMENT SECURITIES – 99.9%		$5,572,059
(Cost: $2,570,838)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		6,991

NET ASSETS – 100.0%		$5,579,050

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the annualized 7-day yield at March 31, 2021.

76	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY LARGE CAP GROWTH FUND (in thousands)

MARCH 31, 2021

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$5,570,055	$—	$—
Short-Term Securities	2,004	—	—
Total	$5,572,059	$—	$—

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	77

MANAGEMENT DISCUSSION	IVY LIMITED-TERM BOND FUND

(UNAUDITED)

Susan Regan

Below, Susan K. Regan, portfolio manager of Ivy Limited-Term Bond Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2021. She has managed the Fund since 2014 and has 33 years industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy Limited-Term Bond Fund (Class A shares at net asset value)	2.99%
Ivy Limited-Term Bond Fund (Class A shares including sales charges)	0.41%

Benchmark and Morningstar Category
Bloomberg Barclays 1-3 Year Gov/Credit Index	1.57%
(generally reflects the performance of securities representing the bond market that have maturities between 1 and 3 years)
Bloomberg Barclays 1-5 Year Gov/Credit Index	1.90%
(generally reflects the performance of securities representing the bond market that have maturities between 1 and 5 years)
Morningstar Short-Term Bond Category Average	6.22%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

Performance

The Fund underwent a benchmark change, which was effective April 30, 2020, replacing the old benchmark, the Bloomberg Barclays 1-5 Year Gov/Credit Index, with its new benchmark, the Bloomberg Barclays 1-3 year Gov/Credit Index. The reason for the benchmark change was to align the Fund with the benchmark used by more than 60% of the funds in the Morningstar Short-Term Bond category. For the fiscal period ending March 31, 2021, the Fund outperformed both its old and new benchmarks, but underperformed its Morningstar peer group category average.

Market Review

When the fiscal year began, the pandemic had reached the U.S., cities were beginning to shut down, virtual meetings and working remotely had started becoming routine, and the Federal Reserve (Fed) had just come in days earlier to throw its support to interest rates, mortgage markets, and credit markets.

It was a tale of two halves in terms of rates. Interest rates generally fell until August 2020, then started rising through calendar year end and into the first quarter of calendar year 2021. The yield curve steepened dramatically as the 2-year U.S. Treasury ended the period eight basis points (bps) lower at 16 bps. The 5-year U.S. Treasury was 56 bps higher at 0.94%, while the 10-year U.S. Treasury was 107 bps higher at 1.74%.

Credit spreads, represented by the Bloomberg Barclays U.S. Credit Index, a subset of which is the benchmark for this Fund, were wide at 255 bps at the beginning of the period due to pandemic fears, but tightened throughout the fiscal year to 86 bps. It ended at levels tighter than pre-pandemic.

Portfolio Positioning

The Fund was in a defensive position when the period began with nearly 50% of its assets in U.S. Treasury securities. This gave the Fund plenty of “dry powder” to be opportunistic and add spread product, namely corporate bonds, to increase yield. Over the twelve months, the allocation to U.S. Treasuries decreased to 23%, while the allocation to corporate bonds rose from 33% to 58%. The allocation to securitized bonds, namely agency commercial mortgage-backed securities rose 5% to 16% of total Fund assets.

Yields in the front end of the curve remained anchored throughout the year with the Fed’s commitment to an accommodative policy for the foreseeable future. The low front-end yields made it an easy decision to increase the holdings of slightly longer bonds. The allocation to bonds with durations of longer than three years rose nearly 13% this past year with most of the purchases made in the final quarter of the fiscal year. The recent rise in rates presented an opportunity to buy bonds in the three-to-five-year duration area at relatively attractive yields.

With spreads coming full circle to end the year at tight levels near where they started, one could question whether the Fund will continue to keep its current overweight in credit. While we are concerned with spread tightness, the fact that

78	ANNUAL REPORT	2021

U.S. Treasury yields in the front end of the curve barely have double-digit basis point yields has kept us from reversing this trade.

We continued to maintain an allocation to mortgage-backed securities. While it is not an asset class present in the benchmark, it is one in which we are comfortable. The securitized portion of the Fund generated some of the highest returns during the period. Approximately 16% of the Fund is in securitized products — while we may add to that allocation, we do not anticipate a higher than a 20% weighting to this non-benchmark security type.

Outlook

Rising yields can be unsettling to bond markets because they may lead to losses. We believe these rate moves present opportunities to add yield to the Fund at a time when it is relatively cheap. We don’t think rates will go materially higher and remain there — the Fed has said it will be keeping rates low for a long time. The Fed has been explicit about not hiking rates until maximum employment has been reached. It will be tolerant of inflation over 2% for some time if it believes more employment gains can be met. While we do not know what level would cause Fed action, we feel it will act to lower yields should it be necessary. We feel the portfolio is better positioned now to participate in the carry trade in the market.

In terms of fiscal action, the third round of stimulus combined with a very successful vaccine rollout has increased both optimism and the prospects of a return to normalcy sooner rather than later. Employment rose 1.6 million in the final quarter of the fiscal year. While unemployment remains higher than prior to the pandemic, the reopening of our communities has helped to recover about 62% of the jobs lost in the pandemic. President Joe Biden’s team announced an infrastructure wish list near the end of the fiscal year to help build and repair highways, bridges, airports, water systems, electric grids and increase broadband access across the country. These are some of the factors leading to the greatly improved economic outlook and expectations for growth in calendar year 2021 after an unprecedented drop of

-2.4% GDP growth for 2020.

We are still in the throes of a pandemic that has brutally taken so many lives and livelihoods. It has been a tough year, but, thankfully, many have been vaccinated and more are vaccinated every day, and we are able to start thinking about making plans again. Both the desire and the ability to return to a sense of normal are necessary for this economy to begin to return to growth.

Our first responsibility is capital preservation. With that responsibility always in view, we will look for opportunities to invest in securities in which we have high conviction that their addition will positively contribute to the Fund’s total return over the life of the investment.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges. Your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Limited-Term Bond Fund.

2021	ANNUAL REPORT	79

PORTFOLIO HIGHLIGHTS	IVY LIMITED-TERM BOND FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Bonds	98.6%
Corporate Debt Securities	59.5%
United States Government and Government Agency Obligations	36.4%
Asset-Backed Securities	1.9%
Mortgage-Backed Securities	0.8%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.4%

Quality Weightings

Investment Grade	89.0%
AAA	19.8%
AA	9.0%
A	18.1%
BBB	42.1%
Non-Investment Grade	9.6%
BB	4.2%
Non-rated	5.4%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.4%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

80	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY LIMITED-TERM BOND FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(3)	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	0.41%	-2.03%	2.23%	0.37%	3.21%	3.37%	2.61%	2.99%
5-year period ended 3-31-21	1.54%	0.94%	1.29%	1.48%	2.29%	2.45%	1.69%	2.06%
10-year period ended 3-31-21	1.54%	1.11%	1.19%	1.46%	2.04%	—	—	1.80%
Since Inception of Class through 3-31-21(5)	—	—	—	—	—	2.24%	1.16%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 2.50%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A and E shares carry a CDSC on shares purchased at net asset value for $250,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)

Effective April 30, 2020, the Fund’s new benchmark is the Bloomberg Barclays 1-3 Year Gov/Credit Index. IICO believes that this index is more reflective of the types of securities that the Fund invests in. Both the new benchmark and the Fund’s previous benchmark noted above are included for comparison purposes.

2021	ANNUAL REPORT	81

SCHEDULE OF INVESTMENTS	IVY LIMITED-TERM BOND FUND (in thousands)

MARCH 31, 2021

ASSET-BACKED SECURITIES	Principal	Value
American Airlines Class AA Pass-Through Certificates, Series 2016-2,
3.200%, 6–15–28	$2,429	$2,418
SBA Tower Trust, Series 2014-2 (GTD by SBA Guarantor LLC and SBA Holdings LLC),
3.869%, 10–8–24 (A)	6,500	6,887
SBA Tower Trust, Series 2017-1C (GTD by SBA Guarantor LLC and SBA Holdings LLC),
3.168%, 4–11–22 (A)	3,750	3,757
SBA Tower Trust, Series 2019-1C (GTD by SBA Guarantor LLC and SBA Holdings LLC),
2.836%, 1–15–25 (A)	5,840	6,126
SBA Tower Trust, Series 2020-1 (GTD by SBA Guarantor LLC and SBA Holdings LLC),
1.884%, 1–15–26 (A)	3,222	3,261

TOTAL ASSET-BACKED SECURITIES – 1.9%		$22,449
(Cost: $22,383)

CORPORATE DEBT SECURITIES
Communication Services

Cable & Satellite – 1.2%
Charter Communications Operating LLC and Charter Communications Operating Capital Corp.,
4.500%, 2–1–24	7,300	7,984
Omnicom Group, Inc. and Omnicom Capital, Inc.,
3.650%, 11–1–24	2,105	2,289
Viacom, Inc.,
4.750%, 5–15–25	3,500	3,959

		14,232

Integrated Telecommunication Services – 2.8%
AT&T, Inc.:
4.125%, 2–17–26	3,341	3,742
1.700%, 3–25–26	3,650	3,649
2.950%, 7–15–26	3,750	4,035
Qwest Corp.,
6.750%, 12–1–21	3,830	3,959
Sprint Corp.,
7.875%, 9–15–23	5,130	5,864
Verizon Communications, Inc.:
0.750%, 3–22–24	3,650	3,654
1.450%, 3–20–26	2,200	2,200
3.000%, 3–22–27	4,815	5,152

		32,255

Movies & Entertainment – 1.1%
Netflix, Inc.:
5.500%, 2–15–22	3,565	3,708
5.875%, 2–15–25	3,750	4,298
TWDC Enterprises 18 Corp.,
7.550%, 7–15–93	3,650	4,274

		12,280

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Publishing – 0.3%
Thomson Reuters Corp.,
4.300%, 11–23–23	$3,630	$3,935

Wireless Telecommunication Service – 1.5%
Crown Castle Towers LLC:
3.222%, 5–15–22 (A)	7,830	7,877
3.720%, 7–15–23 (A)	3,000	3,118
3.663%, 5–15–25 (A)	2,050	2,185
Sprint Spectrum L.P.,
3.360%, 9–20–21 (A)	813	819
T-Mobile USA, Inc.,
3.500%, 4–15–25 (A)	3,500	3,776

		17,775

Total Communication Services – 6.9%		80,477
Consumer Discretionary

Apparel Retail – 0.1%
Kohl’s Corp.,
3.250%, 2–1–23	710	735

Apparel, Accessories & Luxury Goods – 0.7%
PVH Corp.,
4.625%, 7–10–25	3,650	4,012
VF Corp.,
2.050%, 4–23–22	3,775	3,837

		7,849

Automobile Manufacturers – 1.2%
General Motors Co.,
4.875%, 10–2–23	4,223	4,623
Nissan Motor Co. Ltd.,
3.043%, 9–15–23 (A)	3,750	3,923
Volkswagen Group of America, Inc.,
0.875%, 11–22–23 (A)	5,150	5,171

		13,717

Automotive Retail – 0.3%
7-Eleven, Inc.,
0.800%, 2–10–24 (A)	2,000	1,993
AutoNation, Inc.,
3.500%, 11–15–24	1,575	1,697

		3,690

Casinos & Gaming – 0.2%
Genting New York LLC and Genny Capital, Inc.,
3.300%, 2–15–26 (A)	1,950	1,947
GLP Capital L.P. and GLP Financing II, Inc.,
5.375%, 11–1–23	765	835

		2,782

Department Stores – 0.1%
Nordstrom, Inc.,
2.300%, 4–8–24 (A)	730	731

General Merchandise Stores – 0.4%
Dollar General Corp.,
3.250%, 4–15–23	4,770	5,019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Homebuilding – 0.8%
D.R. Horton, Inc.,
2.600%, 10–15–25	$2,139	$2,250
Lennar Corp.:
4.125%, 1–15–22	3,000	3,047
4.750%, 11–15–22 (B)	4,171	4,374

		9,671

Internet & Direct Marketing Retail – 0.2%
Expedia Group, Inc.,
3.600%, 12–15–23 (A)	2,225	2,368

Total Consumer Discretionary – 4.0%		46,562
Consumer Staples

Agricultural Products – 0.3%
Cargill, Inc.,
1.375%, 7–23–23 (A)	3,000	3,062

Brewers – 0.2%
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB),
4.150%, 1–23–25	2,650	2,945

Distillers & Vintners – 1.2%
Constellation Brands, Inc.:
3.200%, 2–15–23	7,750	8,109
4.250%, 5–1–23	2,500	2,682
Diageo Capital plc (GTD by Diageo plc),
3.500%, 9–18–23	3,500	3,751

		14,542

Food Distributors – 0.7%
McCormick & Co., Inc.:
3.500%, 9–1–23	1,320	1,402
0.900%, 2–15–26	2,975	2,900
Sysco Corp.,
5.650%, 4–1–25	3,500	4,070

		8,372

Food Retail – 0.3%
Alimentation Couche-Tard, Inc.,
2.700%, 7–26–22 (A)	3,385	3,474

Packaged Foods & Meats – 0.3%
Campbell Soup Co.,
3.950%, 3–15–25	2,875	3,159

Soft Drinks – 0.9%
Coca-Cola Refreshments USA, Inc.,
8.000%, 9–15–22	6,375	7,076
Keurig Dr Pepper, Inc.:
4.057%, 5–25–23	1,343	1,441
0.750%, 3–15–24	1,820	1,820

		10,337

Total Consumer Staples – 3.9%		45,891

82	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY LIMITED-TERM BOND FUND (in thousands)

MARCH 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Energy

Oil & Gas Exploration & Production – 0.6%
Aker BP ASA,
2.875%, 1–15–26 (A)	$3,675	$3,795
EQT Corp.,
3.000%, 10–1–22	2,950	2,999

		6,794

Oil & Gas Refining & Marketing – 0.2%
HollyFrontier Corp.,
2.625%, 10–1–23	2,925	3,014

Oil & Gas Storage & Transportation – 2.5%
Cheniere Corpus Christi Holdings LLC,
7.000%, 6–30–24	1,500	1,726
Enbridge, Inc.,
2.900%, 7–15–22	2,913	2,996
EQT Midstream Partners L.P.,
4.750%, 7–15–23	1,179	1,223
Galaxy Pipeline Assets BidCo Ltd.,
1.750%, 9–30–27 (A)	4,200	4,198
Kinder Morgan Energy Partners L.P.,
3.450%, 2–15–23	4,090	4,282
Midwest Connector Capital Co. LLC,
3.625%, 4–1–22 (A)	4,450	4,514
Plains All American Pipeline L.P. and PAA Finance Corp.,
3.850%, 10–15–23	6,200	6,559
Sunoco Logistics Partners Operations L.P. (GTD by Sunoco Logistics Partners L.P.),
4.250%, 4–1–24	3,200	3,467

		28,965

Total Energy – 3.3%		38,773
Financials

Asset Management & Custody Banks – 1.7%
Ares Capital Corp.:
3.625%, 1–19–22	1,030	1,051
3.500%, 2–10–23	2,750	2,867
4.250%, 3–1–25	3,715	3,986
Brookfield Finance, Inc. (GTD by Brookfield Asset Management, Inc.),
4.000%, 4–1–24	3,200	3,475
Citadel Finance LLC,
3.375%, 3–9–26 (A)	3,850	3,809
National Securities Clearing Corp.,
1.200%, 4–23–23 (A)	1,028	1,044
Owl Rock Capital Corp.,
3.400%, 7–15–26	3,700	3,748

		19,980

Consumer Finance – 3.1%
Ally Financial, Inc.:
1.450%, 10–2–23	8,200	8,324
5.800%, 5–1–25	5,850	6,781
Caterpillar Financial Services Corp.,
0.450%, 9–14–23	3,000	3,001

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Finance (Continued)
CenterPoint Energy Resources Corp.,
0.700%, 3–2–23	$1,450	$1,449
Discover Bank:
3.350%, 2–6–23	4,650	4,865
2.450%, 9–12–24	2,200	2,303
Ford Motor Credit Co. LLC,
3.470%, 4–5–21	1,000	1,000
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.):
4.200%, 11–6–21	5,260	5,374
5.200%, 3–20–23	1,000	1,084
Hyundai Capital America,
1.250%, 9–18–23 (A)	2,200	2,216

		36,397

Diversified Banks – 5.9%
Bank of America Corp.:
4.100%, 7–24–23	5,850	6,320
4.125%, 1–22–24	3,000	3,279
4.200%, 8–26–24	3,675	4,053
4.000%, 1–22–25	4,000	4,381
Bank of Montreal,
2.050%, 11–1–22	5,000	5,135
Mitsubishi UFJ Financial Group, Inc.:
2.998%, 2–22–22	2,000	2,046
0.848%, 9–15–24	3,500	3,504
Mizuho Financial Group, Inc.,
0.849%, 9–8–24	4,700	4,710
National Bank of Canada,
2.100%, 2–1–23	3,600	3,701
Sumitomo Mitsui Financial Group, Inc.,
2.784%, 7–12–22	4,290	4,417
Sumitomo Mitsui Trust Bank Ltd.,
0.800%, 9–12–23 (A)	3,700	3,710
Svenska Handelsbanken AB,
0.625%, 6–30–23 (A)	3,500	3,512
Synchrony Bank,
3.000%, 6–15–22	3,500	3,595
U.S. Bancorp:
2.375%, 7–22–26	2,275	2,373
5.125%, 1–15–68 (C)	8,000	8,010
Wells Fargo & Co.,
3.000%, 4–22–26	6,375	6,812

		69,558

Financial Exchanges & Data – 1.0%
Intercontinental Exchange, Inc.:
0.700%, 6–15–23	3,700	3,712
3.450%, 9–21–23	3,500	3,737
Moody’s Corp.,
2.625%, 1–15–23	3,750	3,887

		11,336

Investment Banking & Brokerage – 3.5%
Charles Schwab Corp. (The),
0.900%, 3–11–26	7,400	7,304
E*TRADE Financial Corp.,
2.950%, 8–24–22	4,765	4,921

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Investment Banking & Brokerage (Continued)
Goldman Sachs Group, Inc. (The):
3.850%, 7–8–24	$5,000	$5,434
4.250%, 10–21–25	7,209	8,047
0.870%, 12–9–26	3,700	3,698
Morgan Stanley:
3.700%, 10–23–24	3,650	3,996
3.125%, 7–27–26	5,865	6,312
Morgan Stanley (3-Month U.S. LIBOR plus 110 bps),
4.000%, 5–31–23 (D)	1,700	1,775

		41,487

Life & Health Insurance – 1.9%
Aflac, Inc.,
1.125%, 3–15–26	3,650	3,620
MassMutual Global Funding II,
2.250%, 7–1–22 (A)	3,750	3,840
Metropolitan Life Global Funding I,
0.900%, 6–8–23 (A)	3,750	3,783
New York Life Global Funding,
0.850%, 1–15–26 (A)	5,000	4,886
Protective Life Global Funding,
0.631%, 10–13–23 (A)	2,250	2,256
Reliance Standard Life Insurance II,
2.150%, 1–21–23 (A)	3,600	3,695

		22,080

Multi-Line Insurance – 0.6%
Athene Global Funding:
2.800%, 5–26–23 (A)	4,500	4,694
0.950%, 1–8–24 (A)	3,000	2,998

		7,692

Other Diversified Financial Services – 2.8%
Citigroup, Inc.:
3.500%, 5–15–23	4,140	4,380
2.876%, 7–24–23	3,653	3,763
0.776%, 10–30–24	3,700	3,697
5.500%, 9–13–25	1,900	2,202
JPMorgan Chase & Co.:
3.875%, 9–10–24	2,542	2,787
0.653%, 9–16–24	3,000	3,006
1.045%, 11–19–26	10,900	10,646
USAA Capital Corp.,
1.500%, 5–1–23 (A)	2,000	2,043

		32,524

Regional Banks – 0.5%
First Horizon National Corp.,
3.550%, 5–26–23	6,000	6,343

Specialized Finance – 1.2%
AerCap Ireland Capital Ltd. and AerCap Global Aviation Trust:
3.300%, 1–23–23	3,150	3,266
4.500%, 9–15–23	1,333	1,434
Corporacion Andina de Fomento,
2.375%, 5–12–23	1,500	1,548
Fidelity National Financial, Inc.,
5.500%, 9–1–22	3,700	3,951

2021	ANNUAL REPORT	83

SCHEDULE OF INVESTMENTS	IVY LIMITED-TERM BOND FUND (in thousands)

MARCH 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized Finance (Continued)
FS KKR Capital Corp.,
4.750%, 5–15–22	$2,100	$2,174
LSEGA Financing plc,
0.650%, 4–6–24 (A)	1,460	1,456

		13,829

Total Financials – 22.2%		261,226
Health Care

Health Care Equipment – 0.6%
Becton Dickinson & Co.,
3.734%, 12–15–24	3,650	3,987
Boston Scientific Corp.,
3.850%, 5–15–25	2,625	2,900

		6,887

Health Care Facilities – 0.6%
HCA, Inc. (GTD by HCA Holdings, Inc.):
4.750%, 5–1–23	1,870	2,016
5.875%, 5–1–23	4,323	4,707

		6,723

Pharmaceuticals – 1.7%
AbbVie, Inc.,
2.300%, 11–21–22	3,600	3,704
Bayer U.S. Finance II LLC,
2.850%, 4–15–25 (A)	2,581	2,654
Elanco Animal Health, Inc.,
5.022%, 8–28–23 (B)	4,220	4,542
Royalty Pharma plc (GTD by Royalty Pharma Holdings Ltd.):
0.750%, 9–2–23 (A)	5,200	5,195
1.200%, 9–2–25 (A)	3,940	3,858

		19,953

Total Health Care – 2.9%		33,563
Industrials

Aerospace & Defense – 2.0%
BAE Systems plc,
4.750%, 10–11–21 (A)	2,727	2,786
Boeing Co. (The):
2.200%, 10–30–22	5,500	5,600
2.800%, 3–1–23	5,623	5,827
Harris Corp.,
3.832%, 4–27–25	2,225	2,437
Park Aerospace Holdings Ltd.:
5.250%, 8–15–22 (A)	750	787
5.500%, 2–15–24 (A)	3,700	4,022
Raytheon Technologies Corp.,
2.500%, 12–15–22	2,500	2,571

		24,030

Agricultural & Farm Machinery – 0.6%
CNH Industrial Capital LLC (GTD by CNH Industrial Capital America LLC and New Holland Credit Co. LLC),
1.950%, 7–2–23	3,250	3,337

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Agricultural & Farm Machinery (Continued)
John Deere Capital Corp.,
0.700%, 7–5–23	$3,750	$3,779

		7,116

Airlines – 0.7%
Aviation Capital Group LLC,
4.375%, 1–30–24 (A)	3,000	3,189
Delta Air Lines, Inc.,
3.400%, 4–19–21	4,550	4,550

		7,739

Diversified Support Services – 0.2%
Genpact Luxembourg S.a.r.l. and Genpact USA, Inc.,
1.750%, 4–10–26	2,900	2,881

Electrical Components & Equipment – 0.2%
Vontier Corp.,
1.800%, 4–1–26 (A)	2,185	2,174

Environmental & Facilities Services – 1.1%
Republic Services, Inc.,
0.875%, 11–15–25	2,200	2,153
Waste Management, Inc. (GTD by Waste Management Holdings, Inc.):
2.400%, 5–15–23	6,035	6,257
0.750%, 11–15–25	5,045	4,938

		13,348

Industrial Conglomerates – 0.3%
General Electric Capital Corp.,
5.012%, 1–1–24	3,027	3,184

Industrial Machinery – 0.2%
Roper Technologies, Inc.,
0.450%, 8–15–22	2,000	1,999

Research & Consulting Services – 0.4%
IHS Markit Ltd.,
5.000%, 11–1–22 (A)	4,285	4,514

Total Industrials – 5.7%		66,985
Information Technology

Application Software – 0.5%
Infor, Inc.,
1.450%, 7–15–23 (A)	2,580	2,612
NXP B.V. and NXP Funding LLC,
3.875%, 6–18–26 (A)	3,000	3,302

		5,914

Communications Equipment – 0.1%
Motorola Solutions, Inc.,
3.500%, 3–1–23	900	946

Data Processing & Outsourced Services – 1.2%
Fidelity National Information Services, Inc.,
0.600%, 3–1–24	3,635	3,614

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Data Processing & Outsourced Services (Continued)
Global Payments, Inc.,
2.650%, 2–15–25	$4,125	$4,334
PayPal Holdings, Inc.,
1.350%, 6–1–23	5,750	5,852

		13,800

Electronic Components – 0.1%
Maxim Integrated Products, Inc.,
3.375%, 3–15–23	675	707

Internet Services & Infrastructure – 0.1%
Baidu, Inc.,
1.720%, 4–9–26	1,050	1,045

IT Consulting & Other Services – 0.5%
Leidos, Inc. (GTD by Leidos Holdings, Inc.),
2.950%, 5–15–23 (A)	5,525	5,776

Semiconductors – 0.4%
Broadcom Corp. and Broadcom Cayman Finance Ltd. (GTD by Broadcom Ltd.),
3.625%, 1–15–24	1,350	1,446
Xilinx, Inc.,
2.950%, 6–1–24	3,675	3,901

		5,347

Systems Software – 0.2%
Fortinet, Inc.,
1.000%, 3–15–26	2,905	2,840

Technology Hardware, Storage & Peripherals – 0.8%
Apple, Inc.,
3.000%, 2–9–24	7,162	7,643
Seagate HDD Cayman (GTD by Seagate Technology plc),
4.750%, 6–1–23	1,950	2,074

		9,717

Total Information Technology – 3.9%		46,092
Materials

Diversified Chemicals – 0.2%
DowDuPont, Inc.,
4.205%, 11–15–23	2,450	2,661

Fertilizers & Agricultural Chemicals – 0.4%
Mosaic Co. (The):
3.250%, 11–15–22	2,314	2,404
4.250%, 11–15–23	750	810
Nutrien Ltd.,
1.900%, 5–13–23	1,500	1,538

		4,752

84	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY LIMITED-TERM BOND FUND (in thousands)

MARCH 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Paper Packaging – 0.3%
Graphic Packaging International LLC (GTD by Graphic Packaging International Partners LLC and Field Container Queretaro (USA) LLC),
0.821%, 4–15–24 (A)	$3,650	$3,640

Total Materials – 0.9%		11,053
Real Estate

Industrial REITs – 0.2%
Avolon Holdings Funding Ltd.,
4.250%, 4–15–26 (A)	2,200	2,304

Specialized REITs – 2.2%
American Tower Corp.:
3.070%, 3–15–23 (A)	8,265	8,362
0.600%, 1–15–24	3,700	3,694
Crown Castle International Corp.:
3.150%, 7–15–23	1,195	1,266
1.050%, 7–15–26	4,350	4,212
CyrusOne L.P. and CyrusOne Finance Corp. (GTD by CyrusOne, Inc.),
2.900%, 11–15–24	3,000	3,170
Equinix, Inc.:
2.625%, 11–18–24	1,840	1,939
1.000%, 9–15–25 (C)	3,675	3,608

		26,251

Total Real Estate – 2.4%		28,555
Utilities

Electric Utilities – 2.7%
American Transmission Systems, Inc.,
5.250%, 1–15–22 (A)	775	799
CenterPoint Energy, Inc.,
2.500%, 9–1–22	4,000	4,108
Edison International,
3.550%, 11–15–24	3,700	3,975
Evergy, Inc.,
5.292%, 6–15–22 (B)	2,890	3,016
FirstEnergy Corp.,
2.850%, 7–15–22	4,948	5,022
MidAmerican Energy Co.,
3.700%, 9–15–23	3,000	3,206
National Rural Utilities Cooperative Finance Corp.,
1.000%, 6–15–26	2,200	2,143
Southern Co. (The),
0.600%, 2–26–24	3,635	3,612
Virginia Electric and Power Co., Series C,
2.750%, 3–15–23	5,765	5,978

		31,859

Multi-Utilities – 0.7%
Dominion Energy Gas Holdings LLC,
3.550%, 11–1–23	3,765	4,006

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Multi-Utilities (Continued)
Pacific Gas and Electric Co. (3-Month U.S. LIBOR plus 137.50 bps),
1.573%, 11–15–21 (D)	$3,700	$3,707

		7,713

Total Utilities – 3.4%		39,572

TOTAL CORPORATE DEBT SECURITIES – 59.5%		$698,749
(Cost: $693,105)

MORTGAGE-BACKED SECURITIES
Non-Agency REMIC/CMO – 0.8%
Wells Fargo Re-REMIC Trust, Series 2013-FRR1, Class AK16,
0.000%, 12–27–43 (A)(E)	3,000	2,944
Wells Fargo Re-REMIC Trust, Series 2013-FRR1, Class BK20,
0.000%, 5–27–45 (A)(E)	6,353	6,013

		8,957

TOTAL MORTGAGE-BACKED SECURITIES – 0.8%		$8,957
(Cost: $8,657)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Agency Obligations – 0.5%
U.S. Department of Transportation,
6.001%, 12–7–21 (A)	6,025	6,249

Mortgage-Backed Obligations – 12.6%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 185 bps),
1.969%, 8–25–25 (A)(D)	3,076	3,017
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 205 bps),
2.169%, 6–25–28 (A)(D)	1,789	1,761
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 215 bps),
2.269%, 1–25–27 (A)(D)	1,795	1,772
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 220 bps):
2.320%, 7–25–26 (A)(D)	3,682	3,682
2.319%, 4–25–29 (A)(D)	1,930	1,923
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 225 bps),
2.369%, 12–25–29 (A)(D)	3,733	3,699

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 230 bps):
2.419%, 8–25–29 (A)(D)	$4,221	$4,227
2.419%, 9–25–29 (A)(D)	1,549	1,554
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 235 bps),
2.469%, 2–25–26 (A)(D)	4,512	4,512
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 245 bps),
2.569%, 11–25–29 (A)(D)	3,650	3,669
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 250 bps),
2.619%, 11–25–24 (A)(D)	2,626	2,624
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 255 bps),
2.669%, 6–25–27 (A)(D)	969	963
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 265 bps),
2.769%, 5–25–27 (A)(D)	2,211	2,231
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 768 bps),
7.799%, 2–25–23 (A)	1,737	1,758
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 1-Month U.S. LIBOR),
4.119%, 9–25–22 (A)(D)	2,358	2,358
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 2-year U.S. Treasury index):
3.498%, 8–25–46 (A)(D)	3,750	3,936
3.625%, 11–25–47 (A)(D)	3,500	3,528
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 3-year U.S. Treasury index):
3.394%, 7–25–22 (A)(D)	3,000	3,093
3.632%, 7–25–46 (A)(D)	3,000	3,146
3.935%, 12–25–46 (A)(D)	3,855	4,139
3.535%, 2–25–48 (A)(D)	5,245	5,312
3.648%, 11–25–50 (A)(D)	910	958
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 5-year U.S. Treasury index):
3.485%, 11–25–23 (A)(D)	1,500	1,564
3.583%, 11–25–23 (A)(D)	15,799	16,600
3.868%, 5–25–45 (A)(D)	6,500	6,712
3.556%, 6–25–45 (A)(D)	1,000	1,049
3.498%, 8–25–46 (A)(D)	3,000	3,180
3.562%, 11–25–47 (A)(D)	4,470	4,630
3.535%, 2–25–48 (A)(D)	4,000	4,080
3.588%, 6–25–48 (A)(D)	2,500	2,687

2021	ANNUAL REPORT	85

SCHEDULE OF INVESTMENTS	IVY LIMITED-TERM BOND FUND (in thousands)

MARCH 31, 2021

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal		Value
Mortgage-Backed Obligations (Continued)
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 7-year U.S. Treasury index):
3.731%, 6–25–22 (A)(D)	$11,098		$11,394
4.055%, 5–25–25 (A)(D)	985		1,069
3.678%, 11–25–49 (A)(D)	5,100		5,447
3.648%, 11–25–50 (A)(D)	12,055		12,852
Federal National Mortgage Association Agency REMIC/CMO:
2.000%, 10–25–41	6,813		7,031
2.000%, 12–25–42	249		249
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
4.244%, 6–1–21	719		719
5.500%, 2–1–22	—	*	—	*
Government National Mortgage Association Agency REMIC/CMO,
2.000%, 3–16–42	2,792		2,882
Government National Mortgage Association Fixed Rate Pass-Through Certificates,
3.500%, 4–20–34	1,860		1,967

			147,974

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 13.1%			$154,223
(Cost: $150,202)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 23.3%
U.S. Treasury Notes:
1.500%, 11–30–21	21,400		21,604
2.000%, 12–31–21	5,000		5,072

UNITED STATES GOVERNMENT OBLIGATIONS (Continued)	Principal	Value
Treasury Obligations (Continued)
1.500%, 1–31–22	$13,250	$13,407
2.000%, 2–15–22	11,000	11,186
1.875%, 2–28–22	20,250	20,581
1.750%, 5–31–22	14,500	14,777
1.750%, 7–15–22	34,000	34,719
2.000%, 7–31–22	16,500	16,914
1.375%, 10–15–22	1,000	1,019
2.000%, 10–31–22	42,500	43,747
2.125%, 12–31–22	20,000	20,687
1.500%, 1–15–23	11,500	11,776
2.500%, 3–31–23	30,950	32,392
2.750%, 4–30–23	19,250	20,273
0.125%, 1–15–24	5,000	4,975

		273,129

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 23.3%		$273,129
(Cost: $265,447)

SHORT-TERM SECURITIES
Commercial Paper (F) – 0.6%
American Honda Finance Corp. (GTD by Honda Motor Co.),
0.120%, 4–6–21	1,000	1,000
Duke Energy Corp.,
0.120%, 4–1–21	3,700	3,700
General Motors Financial Co., Inc.:
0.280%, 4–1–21	1,250	1,250
0.290%, 4–7–21	700	700

		6,650

Master Note – 0.1%
Toyota Motor Credit Corp. (1-Week U.S. LIBOR plus 25 bps),
0.340%, 4–7–21 (G)	1,694	1,694

SHORT-TERM SECURITIES (Continued)	Principal	Value
United States Government Agency Obligations – 0.4%
U.S. International Development Finance Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate),
0.090%, 4–7–21 (G)	$4,583	$4,583

	Shares
Money Market Funds (I) – 0.3%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.010% (H)	2,969	2,969
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.040%	862	862

		3,831

TOTAL SHORT-TERM SECURITIES – 1.4%		$16,758
(Cost: $16,758)

TOTAL INVESTMENT SECURITIES – 100.0%		$1,174,265
(Cost: $1,156,552)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(38)

NET ASSETS – 100.0%		$1,174,227

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021 the total value of these securities amounted to $323,230 or 27.5% of net assets.

(B)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at March 31, 2021.

(C)	All or a portion of securities with an aggregate value of $9,291 are on loan.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2021. Description of the reference rate and spread, if applicable, are included in the security description.

(E)	Zero coupon bond.

(F)	Rate shown is the yield to maturity at March 31, 2021.

(G)

Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2021. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(H)	Investment made with cash collateral received from securities on loan.

(I)	Rate shown is the annualized 7-day yield at March 31, 2021.

86	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY LIMITED-TERM BOND FUND (in thousands)

MARCH 31, 2021

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Asset-Backed Securities	$—	$22,449	$—
Corporate Debt Securities	—	698,749	—
Mortgage-Backed Securities	—	8,957	—
United States Government Agency Obligations	—	154,223	—
United States Government Obligations	—	273,129	—
Short-Term Securities	3,831	12,927	—
Total	$3,831	$1,170,434	$—

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REMIC = Real Estate Mortgage Investment Conduit

REIT = Real Estate Investment Trust

TB = Treasury Bill

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	87

MANAGEMENT DISCUSSION	IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND

(UNAUDITED)

John C. Maxwell

Aaron Young

Below, John C. Maxwell, CFA and Aaron D. Young, portfolio managers of the Ivy Managed International Opportunities Fund, discuss the positioning, performance and results for the fiscal year ended March 31, 2021. Mr. Maxwell and Mr. Young have managed the Fund since October 2016. Mr. Maxwell has 29 years of industry experience and Mr. Young has 15 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy Managed International Opportunities Fund (Class A shares at net asset value)	61.81%
Ivy Managed International Opportunities Fund (Class A shares including sales charges)	56.21%

Benchmark(s) and Morningstar Category
MSCI ACWI ex U.S.A. Index	49.41%
(generally reflects the performance of overseas stocks)
Morningstar Foreign Large Blend Category Average	48.07%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, whereas index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

A year in review

It was an astonishing fiscal year of returns for global equities as markets reflected a record rebound in economic activity and employment trends from the lows in the first quarter of 2020. Highly effective vaccines are rapidly inoculating populations, releasing pent-up demand and normalizing economic activity. Positive market action reflected this continued economic normalization and very strong pro-cyclical impulse over the past year.

Governments and central banks, globally, have provided and continue to provide unprecedented policy support to offset the negative economic effects of responses to the pandemic including monetary easing, fiscal stimulus and direct asset purchases. The U.S. Federal Reserve (Fed) continues its dovish tone with a very high bar for raising rates, which suggests monetary policy is less likely to hamper any improvements in growth and the Biden administration is endorsing additional fiscal spending programs in the U.S.

Fund review

The Fund experienced a tremendous positive return over the past fiscal year and outperformed its benchmark index and Morningstar peer group. Fund performance reflected the mix of returns in the underlying funds and their allocation weightings. The Ivy Emerging Markets Equity Fund contributed over half of the outperformance, followed by the Ivy Pzena International Value Fund and the Ivy International Small Cap Growth Fund. The Ivy Global Growth Fund and Ivy International Core Equity Fund were also modestly positive contributors to relative performance. The Ivy Global Equity Income Fund was the only detractor to performance and a very, very slight one at that.

The Fund ended the period with the following target asset allocation: Ivy International Core Equity Fund 31%, Ivy Emerging Markets Equity Fund 29%, and a 10% allocation each to Ivy Pzena International Value Fund, Ivy Global Growth Fund, Ivy International Small Cap Fund and Ivy Global Equity Income Fund to provide what we consider to be a well-diversified portfolio of international stocks.

Outlook ahead

Although the U.S. is making rapid progress, some global markets and economies continue to face significant challenges with the virus and distribution of vaccines as the pandemic continues. And despite the historical rebound in consumption and expenditures, previous levels of economic activity and employment have not been recovered. As populations are increasingly inoculated and low interest rates as well as trillions of dollars of stimulus continue working their way through the economy, activity is expected to continue its upward trajectory toward more normal levels. Although securities valuations are demanding, fiscal stimulus is expected to continue, which adds to the pro-cyclical impulse. The Fed’s willingness to maintain accommodative monetary policy alleviates some upward pressure for interest rates, especially in shorter-dated markets. However, myriad risk factors remain, as always. Among these risks include the risk of inflation, higher interest rates, and valuation compression in equity securities that have already priced in much good news.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges. Your sales charges could be lower.

88	ANNUAL REPORT	2021

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Diversification cannot ensure a profit or protect against loss in a declining market; it is a strategy used to manage risk.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. The performance of the Fund will depend on the success of the allocations among the chosen underlying funds. Investing in a single region involves greater risk and potential reward than investing in a more diversified fund. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Managed International Opportunities Fund.

2021	ANNUAL REPORT	89

PORTFOLIO HIGHLIGHTS	IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Ivy Managed International Opportunities Fund –

Asset Allocation

Ivy International Core Equity Fund, Class N	31.2%
Ivy Emerging Markets Equity Fund, Class N	27.8%
Ivy Pzena International Value Fund, Class N	11.4%
Ivy Global Equity Income Fund, Class N	10.1%
Ivy International Small Cap Fund, Class N	10.0%
Ivy Global Growth Fund, Class N	9.5%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.0%

The percentages of investments in the underlying funds may not currently be within the target allocation ranges disclosed in the Fund’s prospectus due to market movements; these percentages are expected to change over time, and deviation from the target allocation ranges due to market movements is permitted by the prospectus.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

90	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	56.21%	59.23%	62.89%	61.80%	61.72%	62.03%	61.81%
5-year period ended 3-31-21	8.97%	8.93%	9.13%	10.02%	—	9.58%	9.83%
10-year period ended 3-31-21	4.94%	4.61%	4.69%	5.61%	—	—	5.41%
Since Inception of Class through 3-31-21(5)	—	—	—	—	8.44%	6.85%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 3.50%(a). Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-5-17 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

2021	ANNUAL REPORT	91

SCHEDULE OF INVESTMENTS	IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND (in thousands)

MARCH 31, 2021

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Emerging Markets Equity Fund, Class N	1,696	$49,530
Ivy Global Equity Income Fund, Class N	1,310	18,005
Ivy Global Growth Fund, Class N	291	17,053
Ivy International Core Equity Fund, Class N	2,783	55,746
Ivy International Small Cap Fund, Class N	1,180	17,789
Ivy Pzena International Value Fund, Class N	1,062	20,286

TOTAL AFFILIATED MUTUAL FUNDS – 100.0%		$178,409
(Cost: $125,781)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (A) – 0.1%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.040%	245	$245

TOTAL SHORT-TERM SECURITIES – 0.1%		$245
(Cost: $245)

TOTAL INVESTMENT SECURITIES – 100.1%		$178,654
(Cost: $126,026)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(228)

NET ASSETS – 100.0%		$178,426

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at March 31, 2021.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$178,409	$—	$—
Short-Term Securities	245	—	—
Total	$178,654	$—	$—

See Accompanying Notes to Financial Statements.

92	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	IVY MID CAP GROWTH FUND

(UNAUDITED)

Kimberly A. Scott Nathan A. Brown

Below, Kimberly A. Scott, CFA, and Nathan A. Brown, CFA, co-portfolio managers of Ivy Mid Cap Growth Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2021. Ms. Scott has managed the Fund since 2001 and has 34 years of industry experience. Mr. Brown became co-portfolio manager in October 2016 and has 22 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy Mid Cap Growth Fund (Class A shares at net asset value)	85.37%
Ivy Mid Cap Growth Fund (Class A shares including sales charges)	78.88%

Benchmark and Morningstar Category
Russell Midcap Growth Index	68.61%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)
Morningstar Mid-Cap Growth Category Average	81.95%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Market conditions

Mid-cap growth stocks as represented by the Fund’s benchmark, the Russell Midcap Growth Index, returned 68.61% for the 12-month period ended March 31, 2021. Ivy Mid Cap Growth Fund posted an 85.37% return for the measurement period, outperforming its benchmark and peer category average.

Contributors and detractors

All sectors in the benchmark and in the Fund posted positive absolute returns for the year. Sector overweight and underweight allocations were an overall contributor to the Fund’s relative outperformance over the benchmark, as was stock selection — the expected primary driver of returns for the strategy — netting out to an overall outperformance for the portfolio of 16.76% during the time period measured.

The strongest contributor to relative outperformance where we had sector exposure was information technology, followed by consumer discretionary, financials, industrials, materials, consumer staples, health care and energy. Real estate and utilities were additive to performance due to our lack of any exposure to those sectors. The lone detractor to performance where we had exposure came from communication services due primarily to bad stock selection. Equity options added slightly to relative performance by way of exposures throughout the year to portfolio insurance in lieu of raising excess cash. While there was tremendous uncertainty throughout calendar year 2020 due to significant macro disruptions, the market, while volatile, largely shrugged off the uncertainty through the end of the year and into the first quarter of 2021 and thus, equity options were net positive for the measurement period. Cash, as would be expected in a strong market environment, while at the lower range of our historical norms, was also a drag on performance.

Information technology was the largest allocation and the strongest relative contributor within the portfolio for the fiscal year. As the sector outperformed within the broad index for the fiscal year, our underweight position detracted to relative outperformance while our stock selection more than offset the underweight. The top two relative contributors to performance on the fiscal year were in the information technology sector: Twilio, Inc., and Square, Inc. Twilio, a company that provides cloud-based business communication consolidation and aggregation platform tools, posted a very strong gain to the portfolio for the year as businesses increasingly look to communicate with customers across multiple platforms. Shelter-in-place mandates benefitted e-commerce facilitation companies like Square, Inc., as consumers were still buying, but doing so from the comfort and isolation of their homes. Square is a credit card payment processing solutions company that helps businesses with an entire ecosystem of payment processing, not just at point of sale. Square also posted a very strong gain to the portfolio in fiscal period. As the measurement period progressed, we remained actively engaged in monitoring valuation risk of the names and we have trimmed position sizes accordingly. Square is no longer a Fund holding. We have taken gains in each name while maintaining exposure to what we deem to be strong business models. Coherent was a small allocation and a standout underperformer that we sold midway through the fiscal year as we grew concerned that growth was not accruing to the company as we had expected given what should have been a clear driver from organic light-emitting diode (OLED) smartphone screen adoption.

2021	ANNUAL REPORT	93

Health care, the second largest sector allocation in the Fund, was a contributor by way of both allocation and stock selection for the portfolio during the fiscal year. Abiomed, Inc. was a standout for the period as it announced U.S. Food and Drug Administration approval of the first in-human trial of the company’s expandable cardiac power (ECP) heart pump in the fourth quarter of 2020 — the world’s smallest heart pump. Off-benchmark holding Glaukos Corp. was also a strong relative performer for the period. Glaukos, an ophthalmic medical technology and pharmaceutical company, benefitted from better-than-expected revenues, international sales expansion and an improving product pipeline.

Industrials, the third largest sector in the Fund and the largest overweight to the benchmark, was the fourth highest overall contributor to relative performance due to the overweight position to the sector and stock selection, with standouts such as Middleby Corp. and Trex Company, Inc. Middleby is a manufacturer of commercial and residential food processing and cooking equipment. While the commercial business contracted over the period due to COVID-19 shut-ins, declines have been far less than feared and the company’s residential business has continued to post strong results. There has also been increased optimism as its restaurant customers’ businesses begin to heal as economies continue to open. Trex, a market leader in composite decking solutions, benefitted from shelter-in-place mandates, as new work-from-home participants began assessing their houses for improvement projects. CoStar Group, Inc. is the leading provider of real estate data, analytics and marketplace listing platforms, including Apartments.com. The company has a defensible franchise of mainly subscription-based revenue that continues to grow with solid management execution.

Consumer discretionary was the Fund’s fourth largest sector position. Strong stock selection and positive relative contribution due to an overweight position added up to yield the second-best sector performance in the Fund for the measurement period. Standout performers were Mercadolibre, Chipotle Mexican Grill, Inc, and Tractor Supply. MercadoLibre, Inc., an off-benchmark Central and South American focused e-commerce platform was a standout for the fiscal year relative to the index. Chipotle, currently the Fund’s top holding, had another strong calendar year despite the pandemic, leveraging the ongoing focus on its omnichannel presence, with touchless dining becoming of utmost importance throughout the measurement period. While other restaurants closed, Chipotle was able to operate at a respectable level, while announcing some needed store consolidation measures. Tractor Supply Co., a farm and ranch supply retailer, benefitted from home improvement projects brought on by shelter-in-place mandates as well as an internal initiative to optimize usage of store side lots. We continue to hold Chipotle but have taken profits and eliminated both Tractor Supply and Mercadolibre, as we felt the risk reward for potential growth at current valuations was too high.

Overweight exposure to the financials sector had a small negative contribution to relative performance. Stock selection, however, more than offset the negative allocation effect. The benchmark is comprised of 23 small allocations in this sector, yet our exposure came primarily from only three positions: SVB Financial Group, First Republic Bank and MarketAxess Holdings, Inc. The standout for the period was SVB Financial Group, a Silicon Valley bank with a core competency of banking with early stage companies as well as with private equity and hedge funds who invest in the firm. The bank posted a strong return in the measurement period.

Materials was a slight contributor to performance due to an overweight position in the portfolio, and stock selection that added significantly to relative returns. Strong performance came from Scotts Miracle-Gro Company, a lawn, garden and hydroponics provider that continues to benefit from the home office trend for a significant portion of the workforce. This strong performance was offset by an underperforming position in Axalta Coating Systems, which we sold after struggling to assess the firm’s longer-term strategy coupled with a tough macro environment for coatings companies.

Communication services was again the largest relative detractor for the measurement period. We gained exposure to this sector primarily through two names: Twitter, Inc. and Electronic Arts Inc., which is not held in the index. While Twitter posted solid positive relative results on the fiscal year, it was more than offset by the disappointing relative results of Electronic Arts for the measurement period. Moreover, it was the lack of exposure to names like Roku, Spotify and Pinterest that created the drag on overall relative performance.

Hershey Company, the Fund’s lone holding in consumer staples, underperformed the sector within the index and also underperformed the index for the fiscal year. While we were sufficiently underweight this lagging sector, our allocation still detracted from overall relative performance and our stock selection was a nominal gain.

We continue to have no exposure to the real estate and utilities sectors, which are de minimis in the index, and we eliminated our small exposure to the energy sector during the middle of the fiscal year.

Outlook

Outlooks are point-in-time assessments, a look at the future today, and as has been made abundantly clear over the past year, outlooks exist to be challenged, rethought and rewritten. The abiding principles of our outlook in all that we do all year, every year, are that “well-valued stocks of companies with growing streams of cash flow derived from innovation and strong management execution are key to wealth creation;” “markets go up more than they go down;” and, outside of stock

94	ANNUAL REPORT	2021

picking, “the outlook that matters most is the one that figures out when the broad corporate profit cycle is determinedly inflecting into or out of a recession and what companies are best positioned over the long term, given the assessment of the profit cycle.”

We witnessed a serious pandemic-wrought corporate profit recession in 2020, one that few would have predicted as it was swiftly and steeply discounted by gob-smacked investors. The recovery in 2020 (not well predicted), was almost as swiftly and steeply discounted to a market upside that has broken records, seemingly indicating economic growth and prosperity beyond previous expectations as world economies emerge and heal from the impact of the pandemic. This has also been carried along by government stimulus and interest rate maneuvering.

First quarter 2021 has added a new layer to the recovery story — one that tends to lend itself to historical study of economic recoveries. That is, the broadening out of returns in the stock market from those strong, quality growers to the more cyclically charged business models that are heavily reliant on the economic cycle for earnings productivity. While the market winds have changed a bit in the quarter, we are still witnessing impressive innovation in life sciences, business and consumer technology, green energy and many other areas that have captured the imagination of professional and retail investors, driving the valuations of many companies to dizzying levels. So where does this leave us? We offer a series of predictions:

1.	World economies will continue to recover and grow as vaccine distributions allow them to emerge from the pandemic lockdowns.
2.	The strength of the recovery could be overestimated, as the underlying economic damage may be deeper than we appreciate.
3.	While markets go up more than they go down, this may be a year in which the market takes a breather to digest the spectacular gains and sturdy valuations achieved over the last half of 2020.
4.

The composition of returns may continue the trend established in the first quarter, where some groups of stocks perform quite well as many companies regain earnings power in a broad economic recovery, while the stocks of companies that over earned during the pandemic struggle to appreciate further, possibly giving up some value.

5.

Many technology and health care companies may continue to experience a soft spot in demand in the remaining quarters of 2021 after a surprisingly robust 2020, and stock valuations could be at risk as a result.

6.

Inflation and interest rate expectations could be too low as a result of persistent supply chain disruptions related to global lockdowns, strong generational demand for housing in an under-inventoried market, and one-off incidents like the wayward ship in the Suez Canal.

7.	The Fed will continue to be supportive, but could possibly lag in its response to demand, inflation and interest rate pressures.

While stock picking is always key to our process and performance, it will be paramount in this environment as we seek to manage valuation risk in the portfolio, while investing in durable growers, both secularly and cyclically.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

The Fund may utilize derivative instruments both written and purchased, on an index or on individual or baskets of equity securities, in seeking to gain exposure to certain sectors or securities, or to enhance income, and/or to hedge certain event risks on positions held by the Fund and to hedge market risk on equity securities. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate exactly with the corresponding securities markets or the underlying asset upon which the derivative’s value is based.

Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more-established companies. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Mid Cap Growth Fund.

2021	ANNUAL REPORT	95

PORTFOLIO HIGHLIGHTS	IVY MID CAP GROWTH FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	99.8%
Information Technology	33.6%
Health Care	22.1%
Industrials	15.4%
Consumer Discretionary	13.2%
Financials	6.6%
Communication Services	4.6%
Materials	3.0%
Consumer Staples	1.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

Top 10 Equity Holdings

Company	Sector	Industry
Chipotle Mexican Grill, Inc., Class A	Consumer Discretionary	Restaurants
CoStar Group, Inc.	Industrials	Research & Consulting Services
MarketAxess Holdings, Inc.	Financials	Financial Exchanges & Data
Monolithic Power Systems, Inc.	Information Technology	Semiconductors
DexCom, Inc.	Health Care	Health Care Equipment
DocuSign, Inc.	Information Technology	Application Software
Electronic Arts, Inc.	Communication Services	Interactive Home Entertainment
Teradyne, Inc.	Information Technology	Semiconductor Equipment
Microchip Technology, Inc.	Information Technology	Semiconductors
Arista Networks, Inc.	Information Technology	Communications Equipment

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

96	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY MID CAP GROWTH FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(3)	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	78.88%	79.67%	83.95%	80.60%	86.00%	86.00%	84.62%	85.29%
5-year period ended 3-31-21	22.22%	21.97%	22.20%	22.43%	23.52%	23.61%	22.69%	23.13%
10-year period ended 3-31-21	14.00%	13.67%	13.76%	13.96%	14.79%	—	14.07%	14.47%
Since Inception of Class through 3-31-21(5)	—	—	—	—	—	17.43%	—	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 3.50%(a) and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase. Class E shares carry a CDSC on shares purchased at net asset value for $250,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

2021	ANNUAL REPORT	97

SCHEDULE OF INVESTMENTS	IVY MID CAP GROWTH FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares	Value
Communication Services

Interactive Home Entertainment – 2.4%
Electronic Arts, Inc.	1,343	$181,780

Interactive Media & Services – 2.2%
IAC/InterActiveCorp (A)	169	36,607
Twitter, Inc. (A)	1,935	123,141

		159,748

Total Communication Services – 4.6%		341,528
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 2.1%
Canada Goose Holdings, Inc. (A)(B)	2,141	84,028
lululemon athletica, Inc. (A)	252	77,326

		161,354

Auto Parts & Equipment – 1.9%
BorgWarner, Inc.	3,046	141,228

General Merchandise Stores – 1.6%
Dollar Tree, Inc. (A)	1,037	118,721

Leisure Facilities – 1.1%
Vail Resorts, Inc.	275	80,156

Restaurants – 3.4%
Chipotle Mexican Grill, Inc., Class A (A)	178	253,236

Specialty Stores – 3.1%
National Vision Holdings, Inc. (A)	1,901	83,304
Ulta Beauty, Inc. (A)	477	147,548

		230,852

Total Consumer Discretionary – 13.2%		985,547
Consumer Staples

Packaged Foods & Meats – 1.3%
Hershey Foods Corp.	616	97,349

Total Consumer Staples – 1.3%		97,349
Financials

Financial Exchanges & Data – 2.9%
MarketAxess Holdings, Inc.	437	217,680

Regional Banks – 3.7%
First Republic Bank	826	137,741
SVB Financial Group (A)	278	137,054

		274,795

Total Financials – 6.6%		492,475
Health Care

Biotechnology – 2.6%
Genmab A.S. ADR (A)(B)	2,742	90,017
Seattle Genetics, Inc. (A)	754	104,659

		194,676

COMMON STOCKS (Continued)	Shares	Value
Health Care Equipment – 10.9%
Abiomed, Inc. (A)	366	$116,499
DexCom, Inc. (A)	532	191,045
Edwards Lifesciences Corp. (A)	1,244	104,088
Envista Holdings Corp. (A)	2,467	100,650
Glaukos Corp. (A)	859	72,089
Intuitive Surgical, Inc. (A)	144	106,212
Masimo Corp. (A)	356	81,733
Zimmer Holdings, Inc.	231	37,022

		809,338

Health Care Services – 1.5%
Laboratory Corp. of America Holdings (A)	420	107,204

Health Care Technology – 2.1%
Cerner Corp.	2,155	154,937

Life Sciences Tools & Services – 3.8%
10x Genomics, Inc., Class A (A)	377	68,304
Agilent Technologies, Inc.	758	96,349
Maravai LifeSciences Holdings, Inc., Class A (A)	743	26,464
TECHNE Corp.	247	94,254

		285,371

Pharmaceuticals – 1.2%
Horizon Therapeutics plc (A)	1,001	92,172

Total Health Care – 22.1%		1,643,698
Industrials

Building Products – 4.9%
A. O. Smith Corp.	1,957	132,339
Trane Technologies plc	577	95,600
Trex Co., Inc. (A)	1,495	136,886

		364,825

Industrial Machinery – 3.5%
IDEX Corp.	542	113,521
Middleby Corp. (A)	890	147,457

		260,978

Research & Consulting Services – 5.1%
CoStar Group, Inc. (A)	285	233,855
TransUnion	1,591	143,157

		377,012

Trading Companies & Distributors – 1.9%
Fastenal Co.	2,890	145,323

Total Industrials – 15.4%		1,148,138
Information Technology

Application Software – 9.8%
DocuSign, Inc. (A)	912	184,720
Five9, Inc. (A)	691	108,058
Guidewire Software, Inc. (A)	1,085	110,271
Paycom Software, Inc. (A)	316	116,845
Tyler Technologies, Inc. (A)	271	114,945
Zendesk, Inc. (A)	704	93,368

		728,207

COMMON STOCKS (Continued)	Shares	Value
Communications Equipment – 2.1%
Arista Networks, Inc. (A)	518	$156,516

Electronic Components – 1.7%
II-VI, Inc. (A)	1,864	127,473

Electronic Equipment & Instruments – 3.9%
Keysight Technologies, Inc. (A)	1,046	149,996
Novanta, Inc. (A)	354	46,733
Trimble Navigation Ltd. (A)	1,187	92,359

		289,088

Internet Services & Infrastructure – 1.9%
Twilio, Inc., Class A (A)	410	139,545

Semiconductor Equipment – 3.5%
Brooks Automation, Inc.	957	78,166
Teradyne, Inc.	1,484	180,553

		258,719

Semiconductors – 8.0%
Marvell Technology Group Ltd.	2,621	128,384
Microchip Technology, Inc.	1,035	160,609
Monolithic Power Systems, Inc.	544	192,139
Universal Display Corp.	502	118,761

		599,893

Systems Software – 2.7%
CrowdStrike Holdings, Inc., Class A (A)	609	111,191
Palo Alto Networks, Inc. (A)	275	88,671

		199,862

Total Information Technology – 33.6%		2,499,303
Materials

Fertilizers & Agricultural Chemicals – 1.5%
Scotts Miracle-Gro Co. (The)	457	111,932

Specialty Chemicals – 1.5%
RPM International, Inc.	1,179	108,304

Total Materials – 3.0%		220,236

TOTAL COMMON STOCKS – 99.8%		$7,428,274
(Cost: $3,971,035)

98	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY MID CAP GROWTH FUND (in thousands)

MARCH 31, 2021

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (D) – 0.1%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 0.010% (C)	1,308	$1,308
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.040%,	5,628	5,628

		6,936

TOTAL SHORT-TERM SECURITIES – 0.1%		$6,936
(Cost: $6,936)

TOTAL INVESTMENT SECURITIES – 99.9%		$7,435,210
(Cost: $3,977,971)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		7,077

NET ASSETS – 100.0%		$7,442,287

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $1,278 are on loan.

(C)	Investment made with cash collateral received from securities on loan.

(D)	Rate shown is the annualized 7-day yield at March 31, 2021.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$7,428,274	$—	$—
Short-Term Securities	6,936	—	—
Total	$7,435,210	$—	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	99

MANAGEMENT DISCUSSION	IVY MID CAP INCOME OPPORTUNITIES FUND

(UNAUDITED)

Kimberly A. Scott Nathan A. Brown

Below, Kimberly A. Scott, CFA, and Nathan A. Brown, CFA, portfolio managers of Ivy Mid Cap Income Opportunities Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2021. Ms. Scott has 34 years of industry experience and Mr. Brown has 22 years of industry experience. They have co-managed the Fund since its inception on October 1, 2014.

Fiscal Year Performance

For the 12 months ended March 31, 2021
Ivy Mid Cap Income Opportunities Fund (Class A shares at net asset value)	69.70%
Ivy Mid Cap Income Opportunities Fund (Class A shares including sales charges)	63.73%

Benchmark and Morningstar Category
Russell Midcap Index	73.64%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)
Morningstar Mid-Cap Value Category Average	78.46%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Key drivers

Each year as we flip the calendar it provides a great opportunity for reflection on the prior year and an opportunity to assess what the future may hold in the new one. As we move on to another fiscal year, the list of both reflections and opportunities seems considerably longer than in many years past.

As we consider the prior year, we remain amazed with many things, including the resiliency of many businesses, the haste at which the U.S. government provided much needed liquidity and capital to our economy, and the strength in overall financial markets during a period of such social, economic and financial stress. Following the financial crisis nearly a decade ago, the federal government instituted a “stress test” for financial institutions. It was created to provide a significant buffer to maintain adequate liquidity and capital should an extreme economic downturn occur. Over the past decade, banks increased an ever-building capital buffer to allow for such an extreme event to occur.

2020 provided all the ingredients for the stress test to, in fact, be tested. A pandemic with no prior knowledge of the virus spread across the globe. Unemployment spiked as companies were forced to close, either through government mandate or through economic realities. Financial markets swooned in spring 2020 with current and future uncertainty swirling. Significant financial pain was a given; the question was how deep and extended it would be.

And yet, as we enter the new fiscal year, financial markets are at, or near, all-time highs. Unemployment rates, while still measurably higher than pre-COVID-19 levels, have significantly moderated and are expected to continue to decline. Bankruptcy rates have remained subdued despite significant revenue pressures. Consumer delinquencies on credit cards are lower than they were a year ago. While pressures remain in areas of the economy, particularly in travel and leisure, other areas of the U.S. economy are seeing robust growth.

We believe there were four significant counterbalancing forces at work combating the dire situation that could have resulted, thus eliminating any test of the aforementioned “stress test.” First, the U.S. government provided extreme measures to combat the financial pressures brought on by the pandemic. The Federal Reserve (Fed) established a program to buy multiple classes of bonds, ensuring financial markets stayed liquid. The Fed also lowered interest rates, reducing the debt burden from leverage. Congress passed multiple packages supporting both consumers and businesses through loans, grants, foreclosure moratoriums and outright stimulus checks to consumers.

Second, our innovative health care companies went to work on the virus. With breakneck speed, technology and research combined to create multiple vaccines for the virus. These vaccines appear to have achieved a significantly high efficacy rate with three approved in the U.S., and more in the pipeline. With the entire world watching, these vaccines were escorted through the regulatory process eliminating many of the normal procedural slow-downs and speedbumps.

The third counterbalancing force, and one we think will likely have the most medium-term ramifications, was the realization that technology has advanced far enough that many of society’s preconceived notions about office work have been tested, and a new paradigm created. We have learned that many white-collar jobs can be done remotely with similar levels of productivity. It has become apparent that we can communicate with doctors through online platforms, like

100	ANNUAL REPORT	2021

Teladoc. Initial public offering (IPO) road-shows have been as, if not more, productive over Zoom. Restaurants can stay open by delivering food through third-party delivery services like DoorDash. While stresses existed, the established technology backbone provided substantially more stability than would have been presumed.

Lastly, and most difficult to measure, was the actual stress test capital required to be held at the financial institutions. As discussed, areas of stress appear to be far less than were initially prescribed in the test scenarios. However, because of these regulations, many financial institutions were required to build and maintain significant levels of capital on their balance sheets. Year after year, capital increased, providing larger and larger buffers. As the pandemic hit, the government metered the ability of banks to return capital to shareholders, increasing the buffers further. Without question, this requirement has been a depressant to growth over the preceding decade. Over multiple periods of writing this annual report, particularly in periods of stress, we have often mentioned that while there will be waxing and waning of the overall economy, we have not seen areas of significant economic excesses being built. Likely, one of the antidotes for the excess has been the handcuffs placed on financial institutions as they were forced to build regulatory capital. In prior expansions, this capital could have been used to fuel more risky ventures or even more significant debt leverage in the economy. This capital sitting on bank balance sheets likely provided an unexpected fourth counterbalancing force of stability.

While understandable to some extent and fundamentally justifiable in other areas, the resiliency of the market and ever-increasing valuation multiples have made us nervous. The prior paragraphs describe a scenario of some counterbalancing forces to an extreme negative — not one that would support significant gains in equity markets. From a level perspective, unemployment is higher, profits are lower and fiscal and monetary stimulus are at unsustainably high levels. Long-term interest rates, the metric used to discount future profits, have been steadily increasing, albeit from very low levels. While we expect growth to rebound strongly over the coming quarters, we believe the market appears to be in a precarious position of discounting significant growth into the future. We have been and will continue to be careful about valuation, with a focus on finding dividend payers with a high level of dividend growth to support capital return should there be limited capital appreciation opportunities in the upcoming fiscal year.

The Russell Midcap Index, the Fund’s benchmark, rose 73.64% during the fiscal year, rebounding from the sell-off during the first calendar quarter of 2020. All sectors produced robust positive returns, but with a decisive pro-cyclical undercurrent. The energy sector rebounded from dismal performance throughout the past couple of years. Consumer discretionary, communication services, materials, financials, information technology and industrials all had positive returns, besting the benchmark’s strong return. Stability was an area of underperformance with utilities and consumer staples generating the worst relative returns. The health care and real estate sectors also failed to keep up with the strong returns in the benchmark.

Long-term interest rates saw a steady increase as financial markets healed, increasing 1% during the fiscal year to end near 1.7% on the 10-year US Treasury. Dividend-paying equities underperformed non-dividend paying equities. This continued a trend that has been quite significant for a couple years and a decisive negative to our strategy.

Contributors and detractors

While the Fund underperformed the benchmark for the measurement period, it had strong relative performance and rose 69.70%. Dividend income produced 4.2% of performance during the fiscal year. Sector allocation decisions were a decisive positive; however, poor stock selection offset those gains. The Fund’s cash position, driven by significant positive flows in a very strong stock market, also proved to be a sizable detractor to performance.

The communication services sector was our worst relative performer for the fiscal year. Early in the pandemic, we gave ourselves flexibility in the most negatively impacted areas to retain ownership should we expect a company to return to prior levels of dividend payment by the end of 2021. Cinemark was one such company. This timeline appeared more difficult for Cinemark to achieve, as many film studios pushed movie releases further into 2021 and thus, we sold our position. While fundamentally based, the sale was ill-timed given a robust increase in the stock following positive vaccine news. The sector also saw a handful of very fast growing, large weight, non-dividend paying benchmark constituents (Roku, Pinterest and Match Group, Inc.) produce significant performance throughout the fiscal year. These companies were not holdings of the Fund.

Information technology was also an area of relative underperformance for the Fund. Areas within the sector, particularly software, appreciated significantly. While we admire many of these business models, very few pay dividends. Our holdings within the information technology sector produced solid returns in the fiscal year but trailed the areas with faster growth.

Our underweight positions in the underperforming sectors of real estate and utilities generated the most significant relative performance. While we didn’t have any ownership within the utilities sector during the fiscal year, our investment in American Campus Communities within real estate nicely outperformed the sector as student housing held up better than expected during a pandemic-impacted college year.

2021	ANNUAL REPORT	101

Outlook

We continue to watch several key variables to determine Fund positioning. These variables (domestic economic growth, change in interest rates, change in commodity prices and foreign economic growth) have remained consistent and continue to be monitored.

We have strong confidence in robust economic activity as 2021 unfolds. Just as second quarter 2020 saw a historic decline in year-over-year gross domestic product (GDP) growth, we believe second quarter 2021 may experience a potentially historic increase in GDP growth. Following a year spent in our respective cocoons and after the inoculation of much of the population, we believe communities will be ready to party, entertain and travel. While unemployment will likely remain above levels seen in 2019, those individuals with jobs have built up significant levels of savings, partially supported by government stimulus checks, and we think they will increase their spending if given the opportunity.

Given the length and uncertainty of the pandemic, inventory levels decreased across the U.S. economy. As sales have returned, many industries have been caught flat-footed, struggling to meet demand. Over time, inventory levels will need to be rebuilt to an appropriate level of safety stock. As inventories rebuild throughout this year, it will nicely contribute to overall economic growth. Said differently, we are expecting a very strong domestic economy.

While this would normally translate into a more optimistic view of the equity markets, we remain cautious. We believe with the strength in overall equities in 2020 despite a difficult economic backdrop, much, if not all, of this robust economic activity has been discounted into the market. Multiples have been ever-increasing, particularly in the more forward-facing information technology sector. Innovation is robust and business models are enviable; however, we believe much of the future has been discounted in these areas. There are also many companies, in technology as well as other sectors, that saw their sales significantly benefit from the pandemic. The lengths of this benefit are unknown at this point, but many of these companies have significant forward expectations implied by their valuations. While there will be some that are able to prove their worth as they deliver results despite more difficult comparisons, it may be more difficult for others and that could create an anchor for the overall market.

As the vaccine is distributed globally and the pandemic moves to the rear-view mirror as we return to some level of normalcy, there is some potential for upward pressure on long-term rates given the significant government spending put in place to combat the economic pressures. We believe many companies that saw a benefit to their business models in 2020 chose not to take advantage of increased pricing power. As time passes, we would expect many companies to begin raising prices where demand has been strong, adding inflationary pressure into the economy. While slow to work its way into the economic numbers, we are already experiencing significant inflation in the housing market. As time passes, our expectation is that interest rates should move higher off the current low base, but are unlikely to return to pre-virus levels given the anchoring put in place by the Fed. Given such an environment, we believe we can provide investors with a very competitive yield relative to the fixed-income markets over the near to medium term.

With expanding production in many end markets, we should see some inflationary pressures, but broadly believe we remained well supplied. This includes areas like oil where there remains significant excess capacity. While not a specific commodity, we do expect significant inflation from increased logistics costs with curtailed global airline capacity and a tightening truck market. While pressures exist, it is unlikely to pose an issue to corporate profit margins given inherent pricing power.

With major global issues (COVID-19 and the vaccine rollout) similar to those in the U.S., we expect many of the world’s economies to closely mirror the U.S. We are watchful for what a new administration in the White House brings to foreign relations, particularly with China. Early indications suggest limited economic changes should be expected, but rhetoric does appear more supportive toward fostering better relations and potentially better foreign growth.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more-established companies. Dividend-paying instruments may not experience the same price appreciation as non-dividend paying investments. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend paid by the company may fluctuate significantly. These and other risks are more fully described in the Fund’s prospectus.

102	ANNUAL REPORT	2021

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Mid Cap Income Opportunities Fund.

2021	ANNUAL REPORT	103

PORTFOLIO HIGHLIGHTS	IVY MID CAP INCOME OPPORTUNITIES FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	96.0%
Consumer Discretionary	19.7%
Financials	19.2%
Industrials	17.0%
Information Technology	13.9%
Materials	11.0%
Consumer Staples	5.7%
Health Care	5.3%
Real Estate	2.8%
Energy	1.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.0%

Top 10 Equity Holdings

Company	Sector	Industry
Snap-on, Inc.	Industrials	Industrial Machinery
Broadridge Financial Solutions, Inc.	Information Technology	Data Processing & Outsourced Services
Tractor Supply Co.	Consumer Discretionary	Specialty Stores
Stanley Black & Decker, Inc.	Industrials	Industrial Machinery
Garmin Ltd.	Consumer Discretionary	Consumer Electronics
Clorox Co. (The)	Consumer Staples	Household Products
Watsco, Inc.	Industrials	Trading Companies & Distributors
Cracker Barrel Old Country Store, Inc.	Consumer Discretionary	Restaurants
American Campus Communities, Inc.	Real Estate	Residential REITs
nVent Electric plc	Industrials	Electrical Components & Equipment

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

104	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY MID CAP INCOME OPPORTUNITIES FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	63.73%	68.61%	70.58%	70.58%	69.22%	69.84%
5-year period ended 3-31-21	12.23%	12.23%	13.46%	13.52%	12.66%	13.07%
10-year period ended 3-31-21	—	—	—	—	—	—
Since Inception of Class through 3-31-21(4)	11.16%	10.98%	12.16%	12.21%	11.37%	11.79%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 3.50%(a). Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase.

(4)

10-1-14 for Class A shares, 10-1-14 for Class C shares, 10-1-14 for Class I shares, 10-1-14 for Class N shares, 10-1-14 for Class R shares and 10-1-14 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

2021	ANNUAL REPORT	105

SCHEDULE OF INVESTMENTS	IVY MID CAP INCOME OPPORTUNITIES FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares	Value
Consumer Discretionary

Consumer Electronics – 2.9%
Garmin Ltd.	345	$45,496

Hotels, Resorts & Cruise Lines – 2.8%
Travel and Leisure Co.	723	44,192

Leisure Products – 5.5%
Hasbro, Inc.	444	42,636
Polaris, Inc.	328	43,735

		86,371

Restaurants – 2.9%
Cracker Barrel Old Country Store, Inc.	260	45,035

Specialized Consumer Services – 2.7%
Service Corp. International	811	41,414

Specialty Stores – 2.9%
Tractor Supply Co.	259	45,777

Total Consumer Discretionary – 19.7%		308,285
Consumer Staples

Food Distributors – 2.8%
Sysco Corp.	556	43,787

Household Products – 2.9%
Clorox Co. (The)	235	45,296

Total Consumer Staples – 5.7%		89,083
Energy

Oil & Gas Storage & Transportation – 1.4%
Rattler Midstream L.P.	2,013	21,399

Total Energy – 1.4%		21,399
Financials

Asset Management & Custody Banks – 5.6%
Ares Management Corp., Class A	775	43,441
Northern Trust Corp.	415	43,569

		87,010

Consumer Finance – 2.8%
Discover Financial Services	465	44,138

Insurance Brokers – 2.6%
Arthur J. Gallagher & Co.	332	41,446

Property & Casualty Insurance – 2.8%
First American Financial Corp.	778	44,074

Regional Banks – 5.4%
Glacier Bancorp, Inc.	763	43,537
Umpqua Holdings Corp.	2,366	41,530

		85,067

Total Financials – 19.2%		301,735

COMMON STOCKS (Continued)	Shares	Value
Health Care

Health Care Facilities – 2.6%
Encompass Health Corp.	496	$40,610

Health Care Services – 2.7%
Quest Diagnostics, Inc.	335	42,972

Total Health Care – 5.3%		83,582
Industrials

Air Freight & Logistics – 2.7%
C.H. Robinson Worldwide, Inc.	440	41,966

Electrical Components & Equipment – 5.5%
nVent Electric plc	1,585	44,250
Rockwell Automation, Inc.	161	42,689

		86,939

Industrial Machinery – 5.9%
Snap-on, Inc.	205	47,248
Stanley Black & Decker, Inc.	228	45,531

		92,779

Trading Companies & Distributors – 2.9%
Watsco, Inc.	173	45,116

Total Industrials – 17.0%		266,800
Information Technology

Data Processing & Outsourced Services – 5.7%
Broadridge Financial Solutions, Inc.	302	46,232
Paychex, Inc.	442	43,358

		89,590

Electronic Equipment & Instruments – 2.7%
National Instruments Corp.	979	42,263

Electronic Manufacturing Services – 2.8%
TE Connectivity Ltd.	338	43,698

Semiconductors – 2.7%
Microchip Technology, Inc.	270	41,948

Total Information Technology – 13.9%		217,499
Materials

Paper Packaging – 8.2%
Avery Dennison Corp.	228	41,797
Packaging Corp. of America	328	44,120
Sonoco Products Co.	661	41,859

		127,776

Specialty Chemicals – 2.8%
RPM International, Inc.	480	44,119

Total Materials – 11.0%		171,895

COMMON STOCKS (Continued)	Shares	Value
Real Estate

Residential REITs – 2.8%
American Campus Communities, Inc.	1,040	$44,886

Total Real Estate – 2.8%		44,886

TOTAL COMMON STOCKS – 96.0%		$1,505,164
(Cost: $1,126,491)

SHORT-TERM SECURITIES
Money Market Funds (A) – 3.6%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.040%	55,825	55,825

TOTAL SHORT-TERM SECURITIES – 3.6%		$55,825
(Cost: $55,825)

TOTAL INVESTMENT SECURITIES – 99.6%		$1,560,989
(Cost: $1,182,316)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		6,584

NET ASSETS – 100.0%		$1,567,573

106	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY MID CAP INCOME OPPORTUNITIES FUND (in thousands)

MARCH 31, 2021

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at March 31, 2021.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$1,505,164	$—	$—
Short-Term Securities	55,825	—	—
Total	$1,560,989	$—	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	107

MANAGEMENT DISCUSSION	IVY MUNICIPAL BOND FUND

(UNAUDITED)

Bryan J. Bailey

Below, Bryan J. Bailey, CFA, portfolio manager of the Ivy Municipal Bond Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2021. He has managed the Fund for 19 years and has 32 years of industry experience.

Fiscal Year Performance

For the 12 months ended March 31, 2021
Ivy Municipal Bond Fund (Class A shares at net asset value)	4.07%
Ivy Municipal Bond Fund (Class A shares including sales charges)	1.46%

Benchmark(s) and/or Lipper Category
Bloomberg Barclays Municipal Bond Index	5.51%
(reflects the performance of securities generally representing the municipal bond market)
Morningstar Muni National Intermediate Category Average	5.77%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

Fund performance

The Fund underperformed both its Morningstar peer group category average and its benchmark in the fiscal year. Underperformance is primarily the result of a more defensive structure and higher quality credit profile.

What market conditions or events affected the Fund’s return?

The fiscal year began in a relatively orderly fashion, coming off the heightened volatility and liquidity-stressed market observed in the first quarter of calendar year 2020. Confidence was restored with the implementation of two Federal Reserve (Fed) programs, specifically the Money Market Liquidity Facility (MMLF) and the Municipal Liquidity Facility (MLF). The $2.2 trillion stimulus package (CARES Act), which included aid to state and local governments, and other municipal sectors such as hospitals, airports and education, added more support to the market while substantially reducing volatility.

Persistent themes that dominated the entire fiscal year were robust flows into the asset class combined with negative tax-exempt supply, which was negatively impacted by a large increase in taxable supply. Another powerful driver of investment performance during the fiscal year was extreme credit spread compression. As yields on the highest quality bonds approached all-time low levels, which were observed prior to the March COVID-19 market shock, investors moved further out on the credit spectrum, including high yield, in search of higher absolute yields. This reach for yield was occurring while many credit metrics of even historically stable issuers were deteriorating. Creditor protections in many lower quality new issues were also being relaxed substantially. In this yield-seeking environment, investors were showing little concern for bearing the increased credit risk. Distressed situations within the high yield space were occurring with more frequency as we moved through the fiscal year, especially in continuing care retirement communities, project financing, and higher education student housing projects.

The election of President Joe Biden along with the Democrats seizing control of Congress has enabled swift passage of large fiscal stimulus bills that would have been impossible with a divided government. The overall credit profile of the municipal bond market was enhanced significantly with the passage of the president’s $1.9 trillion American Rescue Plan in the first quarter of calendar year 2021. The bill included over $500 billion in aid to states, cities, public transportation, education and airports. While we continue to remain somewhat concerned regarding the relaxed creditor protections that we observe regularly, the overall credit profile of the municipal bond market has been improved dramatically as a result of the legislation.

Performance

The Fund began and ended the fiscal period positioned defensively in anticipation of the eventual start of an increasing interest rate cycle and the end of the more than 35-year bull market in bonds. However, given the unprecedented fiscal and monetary responses to the pandemic, we are questioning whether the bull market in bonds may indeed continue well into the future, while acknowledging that rates are now slightly higher than the all-time lows in August 2020.

Fund sensitivity to interest rates was held at a slightly lower level relative to the Fund’s benchmark throughout the fiscal year, while the Fund was structured with a higher quality concentration. The Fund began the fiscal year with a substantial cash position, which became more difficult to manage in an environment of persistent bond calls and maturing positions while accompanied by a large reduction in new issue supply. Portfolio turnover remained very low as we felt that the Fund was structured appropriately entering the fiscal year.

The Fund did not have any derivative positions during the fiscal year.

108	ANNUAL REPORT	2021

Portfolio Positioning

Performance could have been enhanced if the manager was willing to increase exposure to the lower investment grade and high yield sectors of the market while lengthening portfolio duration. However, the Fund was well positioned to handle the unprecedented spike in volatility and subsequent liquidity pressures that resulted from the COVID-19 pandemic market selloff in the spring of calendar year 2020. Shareholders were participating on the upside, while downside protection was substantial. The manager endeavors to not compromise our desire to position the Fund as a high credit quality tax-free investment grade product with low NAV volatility. Therefore, we are not willing to take excessive credit and duration risks or utilize leverage to produce outsized returns that historically have been unsustainable, while exposing investors to increased risk to the inevitable downside and a higher level of NAV volatility. We will not compromise our management discipline. Preservation of capital is an important consideration in our efforts.

What is your outlook for the year ahead?

At this juncture, we believe the municipal bond market is very expensive relative to taxable fixed income alternatives. There is euphoria as a result of the massive stimulus funds provided by the American Rescue Plan. Expected corporate and personal income tax rate increases on the horizon are also adding to the exuberance. This may be mitigated to some degree if there is a repeal of the SALT (State and Local Tax) cap, which we believe has added to additional investor demand for municipal bonds. Reinstating tax-exempt advance refunding ability, which is currently being discussed, would be a positive development.

Large investor flows into a negative supply market is also a tailwind. However, credit spreads are rapidly approaching the all-time lows from February 2020 and are well inside both 5- and 10-year averages. While the market has recently decoupled from the U.S. Treasury market, we do not believe this situation will be sustainable in the long run. We think continued pressure on U.S. Treasury market yields will eventually have to be acknowledged by the municipal bond market, as has been the historical relationship between these markets. A reversal of the persistent negative supply conditions would also pose a potential headwind, while a sustained period of negative returns in the municipal bond space could be a catalyst to reverse the long running investor flows which have supported the market. The Fed allowed the Money Market Liquidity Facility (MMLF) and the Municipal Liquidity Facility (MLF) programs to expire and is no longer in a position to be the lender of last resort in a stressed market.

Reopening of the economy, large fiscal spending, and extremely accommodative monetary policy provide a positive backdrop for strong economic performance. Funding the numerous aid packages that have already been passed as well as President Joe Biden’s proposed $2.25 trillion American Jobs Plan have the potential to put upward pressure on U.S. Treasury yields. It is rare for U.S. Treasury rates to be so low when economic growth expectations are so elevated. We think it is a recipe for potential upward pressure on inflation when adding in numerous supply chain issues. Therefore, we are proceeding with caution regarding duration extension.

Defaults in the municipal bond asset class continue to be rare and tend to be highly concentrated in the high yield space. We remain confident in our belief that investment grade municipal bond default rates will continue to be much lower than any other fixed income alternatives except U.S. Treasuries. We are beginning to see distressed situations in the high yield space with more frequency. This will need to be monitored closely, as we believe an acceleration of defaults or impairments on a larger scale would impact the high-grade space as funds sell the highest quality, most liquid holdings, to fund investor redemptions.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

The Fund may from time to time utilize futures contracts and similar derivative instruments designed for hedging purposes and/or to take a directional position on interest rates.

Fixed income securities are subject to interest rate risk and, as such, the Fund’s NAV may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

The Fund may include a significant portion of its investments that will pay interest that is taxable under the Alternative Minimum Tax (AMT). Exempt-interest dividends the Fund pays may be subject to state and local income taxes. The portion of the dividends the Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to those taxes, although distributions by the Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the Federal or state level. These and other risks are more fully described in the Fund’s prospectus. Not all funds or fund classes may be offered at all broker/dealers.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends, and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Municipal Bond Fund.

2021	ANNUAL REPORT	109

PORTFOLIO HIGHLIGHTS	IVY MUNICIPAL BOND FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	1.6%
Financials	1.6%
Bonds	93.5%
Municipal Bonds	93.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.9%

Quality Weightings

Investment Grade	91.6%
AAA	8.2%
AA	49.4%
A	30.5%
BBB	3.5%
Non-Investment Grade	1.9%
BB	0.1%
Non-rated	1.8%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Equities	6.5%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

110	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY MUNICIPAL BOND FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N	Class Y
1-year period ended 3-31-21	1.46%	-0.92%	3.14%	4.21%	4.32%	4.07%
5-year period ended 3-31-21	1.89%	1.36%	1.55%	2.56%	—	2.40%
10-year period ended 3-31-21	3.44%	3.07%	3.06%	3.89%	—	3.70%
Since Inception of Class through 3-31-21(5)	—	—	—	—	3.20%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 2.50%(a). Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-5-17 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 2.50% from 4.25%.

2021	ANNUAL REPORT	111

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL BOND FUND (in thousands)

MARCH 31, 2021

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 1.6%
iShares National AMT-Free Muni Bond ETF	69	$7,996
VanEck Vectors High Yield Muni ETF	61	3,791

		11,787

TOTAL INVESTMENT FUNDS – 1.6%		$11,787
(Cost: $11,287)

MUNICIPAL BONDS	Principal
Alabama – 2.2%
AL Pub Sch and College Auth, Cap Impvt and Rfdg Bonds, Ser 2020A, 5.000%, 11–1–29	$1,250	1,656
Univ of KS Hosp Auth, Hlth Fac Rev Bonds, Ser 2004, 0.060%, 9–1–34	7,590	7,590
Water Works Board of the City of Birmingham, Water Rev Rfdg Bonds, Ser 2015-A, 5.000%, 1–1–35	6,555	7,657

		16,903

Alaska – 1.2%
AK Hsng Fin Corp., Gen Mtg Rev Bonds II, Ser 2020A:
1.800%, 6–1–31	1,210	1,219
1.850%, 12–1–31	1,470	1,483
1.900%, 6–1–32	1,000	1,003
1.900%, 12–1–32	800	801
1.950%, 6–1–33	1,500	1,497
1.950%, 12–1–33	1,000	995
AK Intl Arpt, Sys Rev and Rfdg Bonds, Ser 2010A, 5.000%, 10–1–21	1,735	1,739

		8,737

Arizona – 2.1%
City of Phoenix Civic Impvt Corp., Jr Lien Arpt Rev Bonds, Ser 2019B:
4.000%, 7–1–37	4,000	4,524
4.000%, 7–1–39	1,000	1,125
Maricopa Cnty Indl Dev Auth, Rev Bonds (Banner Hlth), Ser 2016A, 4.000%, 1–1–38	8,500	9,516
Mesa, AZ, GO Rfdg Bonds, Ser 2020:
5.000%, 7–1–28	375	482
5.000%, 7–1–29	435	571

		16,218

Arkansas – 0.1%
Board of Trustees of the Univ of AR, Var Fac Rev Bonds (Fayetteville Campus), Rfdg and Impvt Ser 2016A, 5.000%, 11–1–37	745	885

MUNICIPAL BONDS (Continued)	Principal	Value
California – 12.7%
Bay Area Toll Auth, San Francisco Bay Area Toll Bridge Rev Bonds, Ser 2008 G-1 (SIFMA Municipal Swap Index plus 110 bps), 1.150%, 4–1–45 (A)	$10,000	$10,212
CA (School Facilities) GO Bonds, 5.000%, 11–1–30	3,000	3,353
CA Cmnty Trans Rev (Installment Sale), Cert of Part (T.R.I.P. – Total Road Impvt Prog), Ser 2012B, 5.250%, 6–1–42	2,245	2,377
CA GO Bonds, Ser 2020, 5.000%, 3–1–36	1,500	1,947
CA Muni Fin Auth, Edu Rev Bonds (American Heritage Edu Fndtn Proj), Ser 2016A, 5.000%, 6–1–36	1,000	1,121
CA Sch Fin Auth, Charter Sch Rev Bonds (Coastal Academy Proj), Ser 2013A:
5.000%, 10–1–22	150	155
5.000%, 10–1–33	1,000	1,038
CA Statewide Cmnty Dev Auth, Student Hsng Rev Bonds (Univ of CA, Irvine East Campus Apt, Phase I Rfdg-CHF-Irvine LLC), Ser 2011, 5.000%, 5–15–21	1,365	1,370
CA Various Purp GO Bonds:
5.250%, 9–1–26	5,000	5,104
5.500%, 4–1–28	5	5
5.000%, 4–1–37	5,000	5,449
CA Various Purp GO Rfdg Bonds, 5.000%, 2–1–33	10,000	10,831
City of Los Angeles, Wastewater Sys Rev Bonds, Rfdg Ser 2015-D, 5.000%, 6–1–34	6,190	7,255
Cnty of Sacramento, 2020 Rfdg Cert of Part, Sacramento Cnty Pub Fac Fin Corp. (Insured by AGM), 5.000%, 10–1–27	660	817
Golden State Tob Securitization Corp., Enhanced Tob Stlmt Asset-Bkd Bonds, Ser 2013A:
5.000%, 6–1–29	1,500	1,640
5.000%, 6–1–30	1,000	1,092
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2015A:
5.000%, 6–1–33	3,165	3,705
5.000%, 6–1–34	2,840	3,321
La Quinta Redev Proj Areas No. 1 and 2, Tax Alloc Rfdg Bonds, Ser 2014A, 5.000%, 9–1–34	750	847
Los Angeles Cnty Metro Trans Auth, Measure R Jr Sub Sales Tax Rev Rfdg Bonds, Ser 2020A, 5.000%, 6–1–30	4,000	5,415
Los Angeles Unif Sch Dist, GO Bonds (Dedicated Unlimited Ad Valorem Ppty Tax), Ser 2020C, 5.000%, 7–1–28	1,000	1,293

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
Los Angeles, CA, Dept of Arpts, Los Angeles Intl Arpt Sub Rev Bonds, Ser 2019A, 5.000%, 5–15–32	$265	$333
Los Angeles, Wastewater Sys Rev Bonds, Ser 2015-A, 5.000%, 6–1–35	1,000	1,170
Modesto, CA, Irrigation Dist Fin Auth, Elec Sys Rev Bonds, Ser 2015A, 5.000%, 10–1–36	4,270	5,029
Mountain View Shoreline Reg Park Comnty (Santa Clara Cnty, CA), Rev Bonds, Ser 2011A, 5.000%, 8–1–21	250	254
Palomar Hlth, GO Rfdg Bonds, Ser 2016B, 4.000%, 8–1–37	1,000	1,101
Palomar Pomerado Hlth, GO Bonds, Election of 2004, Ser 2009A:
0.000%, 8–1–31 (B)	3,315	2,751
0.000%, 8–1–32 (B)	5,000	4,046
0.000%, 8–1–33 (B)	5,000	3,939
Santa Ana Unif Sch Dist (Orange County, CA), Election of 2008 GO Bond, Series B, 0.000%, 8–1–37 (B)	1,455	979
State Pub Works Board of CA, Lease Rev Bonds (Various Cap Proj), Ser 2011A:
5.250%, 10–1–24	500	512
5.000%, 12–1–24	500	516
Successor Agy to the Redev Agy of the City of Stockton, Tax Alloc Rfdg Bonds, Ser 2016A, 5.000%, 9–1–37	2,000	2,379
The Regents of the Univ of CA, Gen Rev Bonds, Ser 2013AI, 5.000%, 5–15–34	3,500	3,836
Trustees of the CA State Univ, Systemwide Rev Bonds, Ser 2015A, 5.000%, 11–1–38	500	590
Upland Unif Sch Dist (San Bernardino Cnty, CA), Election of 2008 GO Bonds, Ser A, 0.000%, 8–1–31 (B)	150	124

		95,906

Colorado – 1.8%
CO Hlth Fac Auth, Rev Rfdg Bonds (SCL Hlth Sys), Ser 2019A, 4.000%, 1–1–37	750	882
CO Hlth Fac Auth, Rev Rfdg Bonds (SCL Hlth Sys), Ser 2019B, 4.000%, 1–1–40	5,000	5,816
Denver, CO, Dept of Aviation, Arpt Sys Sub Rev Bonds, Ser 2018A:
5.000%, 12–1–31	2,000	2,475
5.000%, 12–1–35	1,000	1,222
Metro Wastewater Reclamation Dist, CO Sewer Impvt Bonds, Ser 2020A, 5.000%, 4–1–30	750	1,002

112	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL BOND FUND (in thousands)

MARCH 31, 2021

MUNICIPAL BONDS (Continued)	Principal	Value
Colorado (Continued)
Platte Vly Fire Protection Dist, Weld Cnty, CO, Cert of Part, Ser 2012, 5.000%, 12–1–36	$300	$304
Rgnl Trans Dist of CO, Cert of Part, Ser 2015A, 5.000%, 6–1–35	1,435	1,639
Rgnl Trans Dist of CO, Tax-Exempt Private Activity Bonds (Denver Transit Partn Eagle P3 Proj), Ser 2020A, 5.000%, 7–15–26	275	329

		13,669

Connecticut – 0.2%
Univ of CT, GO Bonds, Ser 2020A, 5.000%, 2–15–36	1,000	1,272

District Of Columbia – 1.7%
DC Income Tax Secured Rev Bonds, Ser 2019A, 4.000%, 3–1–37	1,000	1,194
DC Water and Sewer Auth, Pub Util Sub Lien Multimodal Rev Bonds, Ser 2019C (Mortgage spread to 5-year U.S. Treasury index), 1.500%, 10–1–54 (A)	1,000	1,039
DC Water and Sewer Auth, Pub Util Sub Lien Rev Bonds, Ser 2015A, 5.000%, 10–1–45	1,565	1,819
Metro WA DC Arpt Auth, Dulles Toll Road, Second Sr Lien Rev Bonds, Ser 2009C, 6.500%, 10–1–41	7,000	8,870

		12,922

Florida – 7.5%
East Cent Rgnl Wastewater Treatment Fac Operation Board, Wastewater Treatment Fac Rev Rfdg Bonds, Ser 2017, 5.000%, 10–1–44	3,000	3,635
FL Dev Fin Corp., Edu Fac Rev Bonds (Mater Academy Proj), Ser 2020A:
5.000%, 6–15–28	410	486
5.000%, 6–15–29	400	469
Hillsborough Cnty Aviation Auth, FL Intl Arpt, Sub Rev Bonds, Ser 2015B, 5.000%, 10–1–35	2,000	2,288
Jacksonville, FL, Spl Rev and Rfdg Bonds, Ser 2020A, 5.000%, 10–1–35	4,475	5,876
Lake Worth Beach, FL, Consolidated Util Rev Bonds, Ser 2020:
5.000%, 10–1–27	735	924
5.000%, 10–1–28	1,000	1,275
Miami-Dade Cnty, FL, Aviation Rev Bonds, Ser 2019A, 4.000%, 10–1–44	1,500	1,674
Miami-Dade Cnty, FL, Aviation Rev Rfdg Bonds, Ser 2014, 5.000%, 10–1–34	2,165	2,460

MUNICIPAL BONDS (Continued)	Principal	Value
Florida (Continued)
Miami-Dade Cnty, FL, Water and Sewer Sys Rev Rfdg Bonds, Ser 2008B (Insured by AGM), 5.250%, 10–1–22	$5,500	$5,913
Mid-Bay Bridge Auth, Springing Lien Rev Bonds, Ser 2011A, 7.250%, 10–1–34	3,500	3,622
Orange Cnty Hlth Fac Auth, Rev Bonds (Presbyterian Ret Cmnty Proj), Ser 2016, 5.000%, 8–1–36	4,125	4,486
Orlando, FL, Greater Orlando Aviation Auth, Arpt Fac Rev Bonds, Ser 2019A:
4.000%, 10–1–37	5,000	5,757
4.000%, 10–1–39	3,000	3,436
Osceola Cnty, FL, Sales Tax Rev Rfdg Bonds, Ser 2016A, 5.000%, 10–1–37	2,005	2,361
Palm Beach Cnty, FL, Sch Board, Cert of Part, Ser 2020A, 5.000%, 8–1–34	2,000	2,580
Sch Board of Broward Cnty, FL, Cert of Part, Ser 2020A, 5.000%, 7–1–34	4,450	5,772
St. Lucie, FL, Util Sys Rfdg Rev Bonds, Ser 2016, 4.000%, 9–1–34	1,000	1,150
Volusia Cnty Edu Fac Auth, Edu Fac Rev Rfdg Bonds (Embry-Riddle Aeronautical Univ, Inc. Proj), Ser 2011, 5.250%, 10–15–22	2,750	2,823

		56,987

Georgia – 3.8%
Appling Cnty, GA, Dev Auth, Pollutn Ctl Rev Bonds (Oglethorpe Power Corp. Hatch Proj), Ser 2013A, 1.500%, 1–1–38	250	255
Atlanta, GA, Water and Wastewater Rev Rfdg Bonds, Ser 2019, 4.000%, 11–1–38	4,000	4,770
Brookhaven Dev Auth, Rev Bonds (Children’s Hlthcare of Atlanta, Inc.), Ser 2019A, 4.000%, 7–1–44	8,000	9,289
GA Hsng and Fin Auth, Sngl Fam Mtg Bonds, Ser 2020A:
2.450%, 6–1–31	550	583
2.450%, 12–1–31	620	656
2.600%, 6–1–32	430	458
GA State Road and Twy Auth, Fed Hwy Grant Anticipation Rev Bonds, Ser 2020, 5.000%, 6–1–27	2,000	2,508
Metro Atlanta Rapid Transit Auth, Sales Tax Rev Bonds, Ser 2015B, 5.000%, 7–1–43	8,325	9,957

		28,476

MUNICIPAL BONDS (Continued)	Principal	Value
Hawaii – 0.4%
HI Arpt Sys Rev Bond, Rfdg Ser 2011, 5.000%, 7–1–21	$1,000	$1,011
HI Dept of Budget and Fin, Spl Purp Rev Bonds (The Queen’s Hlth Sys), Ser 2015A, 5.000%, 7–1–35	1,500	1,722

		2,733

Illinois – 4.1%
Belleville, IL, Tax Incr Rfdg Rev Bonds (Frank Scott Pkwy Redev Proj), Ser 2007A:
5.000%, 5–1–26	80	80
5.700%, 5–1–36	1,750	1,750
Build IL Sales Tax Rev Bonds, Ser 2011, 5.000%, 6–15–27	500	504
Chicago O’Hare Intl Arpt, Gen Arpt Sr Lien Rev Bonds, Ser 2016D (Insured by BAMAC), 5.250%, 1–1–37	2,500	2,997
Chicago O’Hare Intl Arpt, Gen Arpt Sr Lien Rev Rfdg Bonds, Ser 2015B, 5.000%, 1–1–34	1,000	1,149
Chicago O’Hare Intl Arpt, Gen Arpt Sr Lien Rev Rfdg Bonds, Ser 2016C, 5.000%, 1–1–34	1,500	1,758
City of Chicago, Gen Arpt Sr Lien Rev and Rev Rfdg Bonds (Chicago O’Hare Intl Arpt), Ser 2018A (Insured by AGM), 5.000%, 1–1–38	605	729
IL Fin Auth, Rev Bonds (Univ of Chicago), Ser 2021A, 5.000%, 10–1–28 (C)	1,000	1,267
IL Fin Auth, Var Rate Demand Rev Bonds (The Univ of Chicago Med Ctr), Ser 2009E-2, 0.060%, 8–1–43	2,850	2,850
IL GO Bonds, Ser 2021B, 5.000%, 3–1–24	1,000	1,116
IL Muni Elec Agy, Power Supply Sys Rev Rfdg Bonds, Ser 2015A, 5.000%, 2–1–32	3,695	4,348
IL Sales Tax Rev Bonds (Jr Oblig), Ser 2013, 5.000%, 6–15–26	2,000	2,163
IL State Toll Hwy Auth, Toll Hwy Sr Rev Bonds, Ser 2013A, 5.000%, 1–1–35	4,100	4,417
IL State Toll Hwy Auth, Toll Hwy Sr Rev Bonds, Ser 2015B, 5.000%, 1–1–37	2,000	2,365
Rgnl Trans Auth, Cook, DuPage, Kane, Lake, McHenry and Will Cnty, IL, GO Bonds, Ser 2002A, 6.000%, 7–1–24	3,080	3,603

		31,096

2021	ANNUAL REPORT	113

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL BOND FUND (in thousands)

MARCH 31, 2021

MUNICIPAL BONDS (Continued)	Principal	Value
Indiana – 2.3%
Ctr Grove Multi-Fac Sch Bldg Corp. (Johnson Cnty,IN), Ad Valorem Ppty Tax, First Mtg Bonds, Ser 2020C:
5.500%, 1–10–29	$115	$152
5.500%, 7–10–29	635	849
5.500%, 1–10–30	655	883
5.500%, 7–10–30	670	912
5.500%, 1–10–31	685	942
IN Muni Power Agy, Power Supply Sys Rev Bonds, Ser 2019A, 4.000%, 1–1–39	2,630	3,061
IN Muni Power Agy, Power Supply Sys Rfdg Rev Bonds, Ser 2016A:
5.000%, 1–1–37	1,000	1,203
5.000%, 1–1–42	2,000	2,384
IN Muni Power Agy, Power Supply Sys Rfdg Rev Bonds, Ser 2016C, 5.000%, 1–1–39	1,000	1,198
Indianapolis, IN, Econ Dev Rev Bonds (Pine Glen Apt Proj), Ser 2004, 0.080%, 9–1–39	5,750	5,750

		17,334

Iowa – 0.5%
Ames, IA, Hosp Rev Rfdg Bonds (Mary Greeley Med Ctr), Ser 2016, 4.000%, 6–15–35	1,510	1,661
IA Higher Edu Loan Auth, Private College Fac Rev Bonds (Upper IA Univ Proj), Ser 2012, 5.000%, 9–1–33	1,750	1,953

		3,614

Louisiana – 2.4%
Jefferson Sales Tax Dist., Parish of Jefferson, LA, Spl Sales Tax Rev Bonds, Ser 2017B (Insured by AGM), 5.000%, 12–1–42	5,000	6,116
LA Citizens Prop Ins Corp., Assmt Rev Rfdg Bonds, Ser 2012, 5.000%, 6–1–24	500	528
LA Gasoline and Fuels Tax, Rev Rfdg Bonds, Ser 2015A, 5.000%, 5–1–41	4,000	4,615
New Orleans, LA, GO Rfdg Bonds, Ser 2012 (Insured by AGM):
5.000%, 12–1–25	1,500	1,615
5.000%, 12–1–26	3,500	3,764
5.000%, 12–1–27	1,500	1,613

		18,251

Maine – 0.3%
ME Tpk Auth, Tpk Rev Rfdg Bonds, Ser 2015, 5.000%, 7–1–34	2,255	2,649

MUNICIPAL BONDS (Continued)	Principal	Value
Maryland – 2.3%
Baltimore, MD, Proj Rev Bonds (Stormwater Proj), Ser 2019A, 4.000%, 7–1–44	$5,000	$5,810
Baltimore, MD, Proj Rev Bonds (Wastewater Proj), Ser 2019A, 4.000%, 7–1–44	3,500	4,076
Baltimore, MD, Proj Rev Bonds (Water Proj), Ser 2019A, 4.000%, 7–1–44	6,500	7,548

		17,434

Massachusetts – 1.1%
Commonwealth of MA, GO Bonds, Ser 2020D, 5.000%, 7–1–30	4,000	5,329
Commonwealth of MA, GO Rfdg Bonds, Ser 2020E, 5.000%, 11–1–29	715	945
MA Dev Fin Agy, Rev Bonds (Wellforce Issue), Ser 2020C:
5.000%, 10–1–28	500	631
5.000%, 10–1–29	425	546
MA Edu Fin Auth, Edu Loan Rev Bonds, Issue I, Ser 2009, 6.000%, 1–1–28	95	96
MA Port Auth, Rev Rfdg Bonds, Ser 2021B:
5.000%, 7–1–33	400	526
5.000%, 7–1–34	425	556

		8,629

Michigan – 3.7%
Detroit, MI, Sch Dist, Rfdg Bonds, Ser 2020A:
5.000%, 5–1–31	1,000	1,322
5.000%, 5–1–32	750	986
Lincoln Consolidated Sch Dist, Cnty of Washtenaw and Wayne, MI, Rfdg Bonds, Ser 2016A, 5.000%, 5–1–35	500	594
MI Fin Auth, Hosp Rev and Rfdg Bonds (Trinity Hlth Credit Group), Ser 2015MI, 5.000%, 12–1–35	3,000	3,168
MI Fin Auth, Hosp Rev Bonds (CHE Trinity Hlth Credit Group), Ser 2013MI-2:
4.000%, 12–1–35	1,250	1,482
4.000%, 12–1–36	1,100	1,300
MI Fin Auth, Hosp Rev Bonds (CHE Trinity Hlth Credit Group), Ser 2013MI-4, 5.000%, 12–1–39	4,150	5,253
MI Fin Auth, Second Lien Distributable State Aid Rev and Rev Rfdg Bonds, Ser 2020 (Insured by BAMAC):
5.000%, 11–1–27	475	590
5.000%, 11–1–28	765	969
5.000%, 11–1–29	1,650	2,125

MUNICIPAL BONDS (Continued)	Principal	Value
Michigan (Continued)
MI State Bldg Auth, Rev and Rfdg Bonds (Fac Prog), Ser 2015I, 5.000%, 4–15–34	$3,000	$3,561
MI State Bldg Auth, Rev and Rfdg Bonds (Fac Prog), Ser 2016I, 4.000%, 10–15–36	1,000	1,133
MI State Hosp Fin Auth, Rfdg and Proj Rev Bonds (Ascension Hlth Sr Credit Group), Ser 2010F-4, 5.000%, 11–15–47	500	623
MI State Hosp Fin Auth, Var Rate Rev Bonds (Ascension Hlth Credit Group), Ser 1999B-4, 5.000%, 11–15–32	2,000	2,337
Sparta Area Sch, 2016 Sch Bldg and Site Bonds (Kent and Ottawa Cnty, MI), Ser I, 5.000%, 5–1–46	2,000	2,360

		27,803

Minnesota – 0.6%
Oakdale, MN, Var Rate Demand Multifamily Hsng Rev Rfdg Bonds (Cottage Homesteads of Aspen Proj), Ser 2008 (Insured by Federal Home Loan Mortgage Corp.), 0.080%, 6–1–45	4,785	4,785

Missouri – 3.0%
Broadway-Fairview Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A, 6.125%, 12–1–36	175	114
Hlth and Edu Fac Auth, Hlth Fac Rev Bonds (Mosaic Hlth Sys), Ser 2019A, 4.000%, 2–15–44	600	683
Kansas City, MO, Spl Oblig Impvt and Rfdg Bonds (Downtown Arena Proj), Ser 2016E, 5.000%, 4–1–40	2,000	2,300
MO Hlth and Edu Fac Auth, Hlth Fac Rev Bonds (BJC Hlth Sys), Ser 2021C, 5.000%, 5–1–52	2,885	3,656
MO Joint Muni Elec Util Comsn, Power Proj Rev Rfdg Bonds (Prairie State Proj), Ser 2015A:
5.000%, 12–1–29	1,550	1,815
5.000%, 12–1–30	1,200	1,405
5.000%, 12–1–31	1,000	1,170
MO Joint Muni Elec Util Comsn, Power Proj Rev Rfdg Bonds (Iatan 2 Proj), Ser 2015A:
5.000%, 12–1–36	5,650	6,572
5.000%, 12–1–37	1,000	1,161
MO Joint Muni Elec Util Comsn, Power Proj Rev Rfdg Bonds (Prairie State Proj), Ser 2016A, 5.000%, 12–1–40	1,000	1,189

114	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL BOND FUND (in thousands)

MARCH 31, 2021

MUNICIPAL BONDS (Continued)	Principal	Value
Missouri (Continued)
St. Louis Cnty, MO, Indl Dev Auth, Sr Living Fac Rev Bonds (Friendship Vlg Sunset Hills), Ser 2012, 5.000%, 9–1–32	$1,120	$1,158
St. Louis Muni Fin Corp., Compound Int Leasehold Rev Bonds (Convention Ctr Cap Impvt Proj), Ser 2010A (Insured by AGM), 0.000%, 7–15–36 (B)	2,350	1,566

		22,789

Montana – 0.2%
MT Board of Hsng, Sngl Fam Mtg Bonds, Ser 2020B, 2.750%, 12–1–40	1,000	1,040
MT Fac Fin Auth, Rev Rfdg Bonds (SCL Hlth Sys), Ser 2019A, 4.000%, 1–1–37	500	588

		1,628

Nebraska – 1.3%
Hall Cnty Sch Dist 0002, GO Bonds (Grand Island Pub Sch), Ser 2014, 5.000%, 12–15–39	3,270	3,833
NE Investment Fin Auth, Sngl Fam Hsng Rev Bonds, Ser 2020A, 2.350%, 9–1–35	2,500	2,578
Omaha, NE, Pub Power Dist, Separate Elec Sys Rev Bonds (NE City 2), Ser 2015A, 5.000%, 2–1–33	1,000	1,157
Omaha, NE, Pub Power Dist, Separate Elec Sys Rev Bonds (NE City 2), Ser 2016A, 5.000%, 2–1–41	1,000	1,177
Sarpy Cnty Sch Dist 0027, GO Rfdg Bonds (Papillion – La Vista, NE, Pub Sch), Ser 2020B, 4.000%, 12–1–30	600	743

		9,488

Nevada – 0.8%
Las Vegas Vly Water Dist., Water Impvt and Rfdg GO Bonds, Ser 2016A, 5.000%, 6–1–41	5,000	5,965

New Hampshire – 0.3%
NH Hlth and Edu Fac Auth, Rev Bonds, Rivermead Issue, Ser 2011A, 6.875%, 7–1–41	2,150	2,184

New Jersey – 2.1%
Hudson Cnty Impvt Auth (Hudson Cnty, NJ), Fac Lease Rev Rfdg Bonds (Hudson Cnty Lease Proj), Ser 2010, 5.375%, 10–1–21	2,500	2,563

MUNICIPAL BONDS (Continued)	Principal	Value
New Jersey (Continued)
Hudson Cnty Impvt Auth, Cnty Secured Lease Rev Bonds (Hudson Cnty Courthouse Proj), Ser 2020, 5.000%, 10–1–29	$500	$649
Monmouth Cnty Impvt Auth, Governmental Pooled Loan Rev Bonds, Ser 2020, 5.000%, 12–1–27	655	837
NJ Econ Dev Auth, Sch Fac Constr Bonds, Ser 2021QQQ, 5.000%, 6–15–25	385	451
NJ Higher Edu Student Assistance Auth, Student Loan Rev Bonds, Ser 2011–1, 5. 500%, 12–1–21	1,145	1,184
NJ Hlth Care Fac Fin Auth, Rev and Rfdg Bonds, Barnabas Hlth Issue, Ser 2011A, 5.625%, 7–1–37	500	506
NJ Tpk Auth, Tpk Rev Bonds, Ser 2021A, 4.000%, 1–1–42	1,000	1,168
NJ Trans Trust Fund Auth, Trans Sys Bonds, Ser 2005B, 5.250%, 12–15–22	3,500	3,794
NJ Trans Trust Fund Auth, Trans Sys Bonds, Ser 2006A (Insured by AGM/CR), 5.500%, 12–15–22	1,500	1,633
Passaic Vly Sewerage Commissioners (NJ), Sewer Sys Bonds, Ser G, 5.750%, 12–1–21	2,935	3,036

		15,821

New York – 13.1%
Dormitory Auth of the State of NY, Sch Dist Rev Bond Fin Prog Rev Bonds, Ser 2020A (Insured by AGM):
5.000%, 10–1–32	1,000	1,257
5.000%, 10–1–33	500	626
Dormitory Auth of the State of NY, State Personal Income Tax Rev Bonds (Gen Purp), Ser 2015C (Tax-Exempt), 5.000%, 2–15–38	5,000	5,760
Long Island Power Auth, Elec Sys Gen Rev Bonds, Ser 2014A (Insured by AGM), 5.000%, 9–1–39	1,500	1,703
Metro Trans Auth, Trans Rev Bonds, Ser 2014C, 5.000%, 11–15–36	2,625	2,933
Metro Trans Auth, Trans Rev Green Bonds, Ser 2016A-1, 5.000%, 11–15–41	2,105	2,412
Metro Trans Auth, Trans Rev Rfdg Bonds, Ser 2015C-1, 5.000%, 11–15–35	2,500	2,872
NY Convention Ctr Dev Corp., Rev Rfdg Bonds (Hotel Unit Fee Secured), Ser 2015, 5.000%, 11–15–34	3,000	3,436

MUNICIPAL BONDS (Continued)	Principal	Value
New York (Continued)
NY State Urban Dev Corp., State Personal Income Tax Rev Bonds (Gen Purp), Ser 2020A (Tax-Exempt), 4.000%, 3–15–38	$1,000	$1,166
NYC GO Bonds, Fiscal 2014 Ser G, 5.000%, 8–1–30	1,000	1,126
NYC GO Bonds, Fiscal 2020 Ser D-1, 4.000%, 3–1–41	2,000	2,293
NYC GO Bonds, Fiscal 2021 Ser A-1, 5.000%, 8–1–28	2,000	2,558
NYC GO Bonds, Ser 2014D-1, 5.000%, 8–1–30	2,000	2,213
NYC Hlth and Hosp Corp., Hlth Sys Bonds, Ser 2020A, 5.000%, 2–15–28	1,500	1,892
NYC Hsng Dev Corp., Multi-Fam Hsng Rev Bonds, Ser 2020A-1-B:
2.000%, 5–1–31	730	742
2.050%, 11–1–31	520	530
2.100%, 5–1–32	1,055	1,072
2.150%, 11–1–32	970	987
NYC Indl Dev Agy, Pilot Rev Bonds (Yankee Stadium Proj), Ser 2009A:
0.000%, 3–1–25 (B)	3,175	3,029
0.000%, 3–1–26 (B)	3,185	2,981
0.000%, 3–1–27 (B)	3,000	2,743
NYC Indl Dev Agy, Pilot Rfdg Bonds (Queens Baseball Stadium Proj), Ser 2021A (Insured by AGM), 5.000%, 1–1–28	750	943
NYC Muni Water Fin Auth, Water and Sewer Sys Second Gen Resolution Rev Bonds, Ser 2015HH, 5.000%, 6–15–37	10,000	11,708
NYC Muni Water Fin Auth, Water and Sewer Sys Second Gen Resolution Rev Bonds, Fiscal 2020 Ser AA, 4.000%, 6–15–40	1,000	1,173
NYC Transitional Fin Auth, Bldg Aid Rev Bonds, Ser S-3, 5.000%, 7–15–36	2,000	2,480
NYC Transitional Fin Auth, Bldg Aid Rev Bonds, Ser 2016S-1, 5.000%, 7–15–37	1,000	1,182
NYC Transitional Fin Auth, Future Tax Secured Sub Bonds, Ser 2015B-1, 5.000%, 8–1–39	6,000	6,812
NYC Transitional Fin Auth, Future Tax Secured Tax-Exempt Sub Bonds, Ser 2013I, 5.000%, 5–1–29	3,000	3,293
NYC Transitional Fin Auth, Future Tax Secured Tax-Exempt Sub Bonds, Ser 2018A-2, 5.000%, 8–1–37	5,360	6,545
Port Auth of NY & NJ Consolidated Bonds, Ser 221, 5.000%, 7–15–32	5,000	6,412
Port Auth of NY & NJ Consolidated Bonds, Ser 223, 5.000%, 7–15–28	2,500	3,153
Util Debt Securitization Auth, Restructuring Bonds, Ser 2013TE, 5.000%, 12–15–31	10,000	11,239

		99,271

2021	ANNUAL REPORT	115

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL BOND FUND (in thousands)

MARCH 31, 2021

MUNICIPAL BONDS (Continued)	Principal	Value
North Carolina – 2.0%
Board of Governors of the Univ Of NC, Univ of NC Hosp at Chapel Hill Rev Bonds, Ser 2019, 4.000%, 2–1–36	$1,000	$1,158
NC Hsng Fin Agy, Home Ownership Rev Bonds, Ser 44, 2.550%, 7–1–35	1,000	1,045
NC Med Care Comsn, Hosp Rev Bonds (CaroMont Hlth), Ser 2021B, 5.000%, 2–1–51	4,700	5,670
NC Tpk Auth, Triangle Expressway Sys Rev Bonds, Ser 2009B (Insured by Assured Guaranty Corp.), 0.000%, 1–1–34 (B)	10,000	7,541

		15,414

North Dakota – 0.4%
ND Bldg Auth, Fac Impvt Bonds, Ser 2020A, 5.000%, 12–1–31	2,000	2,673

Ohio – 1.0%
Allen Cnty, OH, Hosp Fac Rev Bonds (Bon Secours Mercy Hlth, Inc.), Ser 2020A, 5.000%, 12–1–35	200	256
Hamilton Cnty, OH, Sewer Sys Rfdg Rev Bonds (Metro Sewer Dist of Greater Cincinnati), Ser 2020A, 5.000%, 12–1–29	500	659
OH Hosp Rev Bonds (Cleveland Clinic Hlth Sys Oblig Group), Ser 2019B, 4.000%, 1–1–42	2,000	2,308
Toledo, OH, Waterworks Sys Rev Bonds, Ser 2020, 5.000%, 11–15–31	3,480	4,647

		7,870

Oregon – 1.5%
Deschutes Cnty, OR, Hosp Fac Auth, Hosp Rev Bonds (St. Charles Hlth Sys, Inc.), Ser 2020A:
5.000%, 1–1–28	200	250
5.000%, 1–1–29	260	329
Medford, OR, Hosp Fac Auth, Rev and Rfdg Bonds (Asante Proj), Ser 2020A (Insured by AGM):
5.000%, 8–15–30	500	657
5.000%, 8–15–34	350	453
5.000%, 8–15–35	500	644
4.000%, 8–15–39	1,590	1,864
Port of Portland, OR, Portland Intl Arpt Rfdg Rev Bonds, Ser Twenty-Three:
5.000%, 7–1–33	5,000	5,805
5.000%, 7–1–34	1,000	1,159

		11,161

MUNICIPAL BONDS (Continued)	Principal	Value
Pennsylvania – 2.1%
PA Higher Edu Fac Auth, Rev Bonds (Shippensburg Univ Student Svc, Inc. Student Hsng Proj at Shippensburg Univ of PA), Ser 2011, 6.000%, 10–1–26	$3,000	$3,086
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2009C, 6.250%, 6–1–33	4,000	5,042
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2009E, 6.375%, 12–1–38	2,500	3,291
PA Tpk Comsn, Tpk Sub Rev Rfdg Bonds, Ser 2016, 5.000%, 6–1–38	1,000	1,176
Philadelphia Auth Indl Dev, Rev Bonds (Mariana Bracetti Academy Charter Sch Proj), Ser 2011, 7.250%, 12–15–31	3,000	3,147

		15,742

Rhode Island – 0.2%
RI Commerce Corp., Grant Anticipation Bonds (RI Dept of Trans), Ser 2020A, 5.000%, 5–15–35	1,250	1,601

South Carolina – 0.0%
SC Jobs-Econ Dev Auth, Hosp Fac Rev Bonds (Bon Secours Mercy Hlth, Inc.), Ser 2020A, 5.000%, 12–1–46	250	311

Tennessee – 0.6%
Metro Nashville Arpt Auth, Arpt Impvt Rev Bonds, Ser 2015B, 5.000%, 7–1–40	4,200	4,813

Texas – 11.1%
Alamo Cmnty College Dist, Ltd. Tax and Rfdg Bonds, Ser 2017, 5.000%, 8–15–38	6,040	7,458
Austin, TX, Arpt Sys Rev Bonds (Travis, Williamson and Hays Cntys), Ser 2014, 5.000%, 11–15–39	1,000	1,137
Bexar Cnty, TX, Ltd. Tax Rfdg Bonds, Ser 2020B, 1.538%, 6–15–31	700	677
Clifton Higher Edu Fin Corp., Edu Rev Bonds (IDEA Pub Sch), Ser 2011, 5.750%, 8–15–41	500	510
Clifton Higher Edu Fin Corp., Edu Rev Bonds (Uplift Edu), Ser 2014A, 4.250%, 12–1–34	3,000	3,137
Clint Independent Sch Dist, Unlimited Tax Sch Bldg Bonds (El Paso Cnty, TX), Ser 2015, 5.000%, 8–15–39	1,960	2,334
Grand Prkwy Trans Corp., First Tier Toll Rev Rfdg Bonds, Ser 2020C, 4.000%, 10–1–45	1,000	1,163

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
Houston Higher Edu Fin Corp., Edu Rev Bonds (Cosmos Fndtn, Inc.), Ser 2011A:
6.500%, 5–15–31	$1,000	$1,007
Houston, TX, Arpt Sys, Sub Lien Rev Rfdg Bonds, Ser 2012A, 5.000%, 7–1–32	500	529
Houston, TX, Combined Util Sys, First Lien Rev Rfdg Bonds, Ser 2019B:
4.000%, 11–15–38	1,000	1,190
4.000%, 11–15–39	2,000	2,375
North Harris Cnty Rgnl Water Auth, Sr Lien Rev and Rfdg Bonds, Ser 2016, 4.000%, 12–15–35	3,090	3,499
North TX Twy Auth, Sys Rev Rfdg Bonds, Ser 2008D, 0.000%, 1–1–30 (B)	15,000	13,026
San Antonio, TX, Water Sys Jr Lien Rev and Rfdg Bonds, Ser 2015B, 5.000%, 5–15–39	1,805	2,102
San Antonio, TX, Water Sys Jr Lien Rev and Rfdg Bonds, Ser 2019C, 4.000%, 5–15–33	1,550	1,870
Trinity River Auth of TX, Rgnl Wastewater Sys Rev Rfdg Bonds, Ser 2020, 5.000%, 8–1–30	1,000	1,342
TX Dept of Hsg and Cmnty Affairs, Multifamily Hsg Rev Bonds (Terraces at Cibolo), Ser 2007, 0.090%, 5–1–40	4,495	4,495
TX Dept of Hsg and Cmnty Affairs, Sngl Fam Mtg Rev Bonds, Ser 2020A, 2.050%, 9–1–30	200	205
TX Muni Gas Acquisition and Supply Corp. III, Gas Supply Rev Rfdg Bonds, Ser 2021, 5.000%, 12–15–29	1,500	1,912
TX Pub Fin Auth, TX Southn Univ Rev Fin Sys Bonds, Ser 2016 (Insured by BAMAC), 4.000%, 5–1–33	500	543
TX Pub Fin Auth, TX Southn Univ Rev Fin Sys Bonds, Ser 2011, 6.750%, 5–1–26	3,740	3,753
TX Tpk Auth, Cent TX Tpk Sys, First Tier Rev Bonds, Ser 2002A (Insured by BHAC): 0.000%, 8–15–26 (B)	19,340	18,528
TX Trans Comsn (Cent TX Tpk Sys), Rev Bonds (First Tier Rev Rfdg Bonds), Ser 2015-B, 5.000%, 8–15–37	1,000	1,125
TX Water Dev Board, State Water Implementation Rev Fund for TX Rev Bonds, Ser 2018B, 5.000%, 10–15–38	8,000	10,124

		84,041

116	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL BOND FUND (in thousands)

MARCH 31, 2021

MUNICIPAL BONDS (Continued)	Principal	Value
Utah – 0.2%
UT Cnty, UT, Hosp Rev Bonds (IHC Hlth Ser, Inc.), Ser 2020A, 5.000%, 5–15–43	$200	$253
UT State Charter Sch Fin Auth, Charter Sch Rev Bonds (Syracuse Arts Acadamy Proj), Ser 2017, 5.000%, 4–15–37	1,000	1,147

		1,400

Virginia – 0.3%
Fairfax Cnty, VA, Pub Impvt Rfdg Bonds, Ser 2020B, 1.483%, 10–1–31	1,000	922
Mosaic Dist Cmnty Dev Auth (Fairfax Cnty, VA), Rev Rfdg Bonds, Ser 2020A, 4.000%, 3–1–27	1,000	1,155

		2,077

Washington – 1.5%
Pierce Cnty, WA, Tacoma Sch Dist No. 10, Unlimited Tax GO Bonds, Ser 2020B, 5.000%, 12–1–29	1,400	1,855
Port of Seattle, Intermediate Lien Rev Rfdg Bonds, Ser 2015B, 5.000%, 3–1–35	2,000	2,249
Snohomish Cnty, WA, Pub Util Dist No. 1, Elec Sys Rev Bonds, Ser 2015, 5.000%, 12–1–40	1,000	1,181

MUNICIPAL BONDS (Continued)	Principal	Value
Washington (Continued)
WA Hlth Care Fac Auth, Rev Bonds (Providence Hlth & Svc), Ser 2014D, 5.000%, 10–1–38	$5,000	$5,683
WA State Hsng Fin Comsn, Sngl Fam Prog Bonds, Ser 2020-1A:
2.000%, 12–1–26	235	241
2.200%, 6–1–27	150	154
2.250%, 12–1–27	185	189

		11,552

Wisconsin – 0.8%
Waukesha, WI, GO Rfdg Bonds, Ser 2021C, 5.000%, 10–1–28	250	320
WI Hlth and Edu Fac Auth, Rev Bonds (Ascension Sr Credit Group), Ser 2016A, 4.000%, 11–15–33	1,000	1,124
WI Hlth and Edu Fac Auth, Rev Bonds (Med College of WI, Inc.), Ser 2016, 5.000%, 12–1–41	4,000	4,750

		6,194

TOTAL MUNICIPAL BONDS – 93.5%		$708,298
(Cost: $654,404)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (D) – 4.5%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.040%	33,995	$33,995

TOTAL SHORT-TERM SECURITIES – 4.5%		$33,995
(Cost: $33,995)

TOTAL INVESTMENT SECURITIES – 99.6%		$754,080
(Cost: $699,686)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		3,014

NET ASSETS – 100.0%		$757,094

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2021. Description of the reference rate and spread, if applicable, are included in the security description.

(B)	Zero coupon bond.

(C)	Purchased on a when-issued basis with settlement subsequent to March 31, 2021.

(D)	Rate shown is the annualized 7-day yield at March 31, 2021.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$11,787	$—	$—
Municipal Bonds	—	708,298	—
Short-Term Securities	33,995	—	—
Total	$45,782	$708,298	$—

The following acronyms are used throughout this schedule:

AGM = Assured Guaranty Municipal

BAMAC = Build America Mutual Assurance Co.

BHAC = Berkshire Hathaway Assurance Corp.

SIFMA = Securities Industry and Financial Markets Association

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	117

MANAGEMENT DISCUSSION	IVY MUNICIPAL HIGH INCOME FUND

(UNAUDITED)

Bryan J. Bailey

Below, Bryan J. Bailey, CFA, discusses positioning, performance and results for the fiscal year ended March 31, 2021. He has managed the Fund since October 2020 and has 32 years of industry experience. Effective May 2021, Gregory A. Gizzi, Stephen J. Czepiel, and Jake van Roden have been added as co-portfolio managers of the Fund.

Fiscal Year Performance

For the 12 months ended March 31, 2021
Ivy Municipal High Income Fund (Class A shares at net asset value)	7.12%
Ivy Municipal High Income Fund (Class A shares including sales charges)	4.55%

Benchmark and Morningstar Category
Bloomberg Barclays Municipal High Yield Index	15.02%
(reflects the performance of securities generally representing the municipal high yield bond market)
Morningstar High-Yield Muni Category Average	10.94%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

Fund performance

The Fund underperformed both its Morningstar peer group and its benchmark in the fiscal year. Underperformance is primarily the result of the Fund undertaking a more defensive structure and higher quality credit profile.

Market volatility

The fiscal year began in a relatively orderly fashion, coming off the heightened volatility and liquidity-stressed market observed in the first quarter of calendar year 2020. Confidence was restored with the implementation of two Federal Reserve (Fed) programs, specifically the Money Market Liquidity Facility (MMLF) and the Municipal Liquidity Facility (MLF). The $2.2 trillion stimulus package (CARES Act), which included aid to state and local governments, and other municipal sectors such as hospitals, airports and education, added more support to the market while substantially reducing volatility.

Persistent themes that dominated the entire fiscal year were robust flows into the asset class combined with negative tax-exempt supply, which was negatively impacted by a large increase in taxable supply. Another powerful driver of investment performance during the fiscal year was extreme credit spread compression. As yields on the highest quality bonds approached all-time low levels, which were observed prior to the March COVID-19 market shock, investors moved further out on the credit spectrum, including high yield, in search of higher absolute yields. This reach for yield was occurring while many credit metrics of even historically stable issuers were deteriorating. Creditor protections in many lower quality new issues were also being relaxed substantially. In this yield-seeking environment, investors were showing little concern for bearing the increased credit risk. Distressed situations within the high yield space were occurring with more frequency as we moved through the fiscal year, especially in continuing care retirement communities, project financing, and higher education student housing projects.

The election of President Joe Biden along with the Democrats seizing control of Congress has enabled swift passage of large fiscal stimulus bills that likely would have been impossible with a divided government. The overall credit profile of the municipal bond market was enhanced significantly with the passage of the president’s $1.9 trillion American Rescue Plan in the first quarter of calendar year 2021. The bill included over $500 billion in aid to states, cities, public transportation, education and airports. While we continue to remain somewhat concerned regarding the relaxed creditor protections that we observe regularly, we think that the overall credit profile of the municipal bond market has been improved dramatically as a result of the legislation.

Portfolio Positioning

The Fund began and ended the fiscal period positioned defensively in anticipation of the eventual start of an increasing interest rate cycle and the end of the more than 35-year bull market in bonds. However, given the unprecedented fiscal and monetary responses to the pandemic, we are questioning whether the bull market in bonds may indeed continue well into the future, while acknowledging that rates are now slightly higher than the all-time lows in August 2020. Fund sensitivity to interest rates was held at a meaningfully lower level relative to the benchmark throughout the fiscal year, while the Fund was structured with a much higher quality relative to both its benchmark and peer group. Portfolio turnover remained very low as we felt that the Fund was structured appropriately entering the fiscal year.

Overall performance could have been enhanced by increased exposure to below investment grade and non-rated sectors of the market while lengthening portfolio duration. Heavy underweightings in the best performing below investment grade

118	ANNUAL REPORT	2021

and non-rated sectors of the market were significant drags on performance. Specifically, the Fund was significantly underweight the following sectors: high yield general obligation (Illinois and Puerto Rico), industrial development revenue/pollution control revenue, airlines, and high yield tobacco.

Credit selection issues within an already underweight non-rated bucket further detracted from Fund performance. Credit selection within the outperforming leasing and transportation sectors also negatively impacted performance. However, the Fund was well positioned to handle the unprecedented spike in volatility and subsequent liquidity pressures that resulted from the COVID-19 market selloff in spring of calendar year 2020. Shareholders were participating on the upside, while downside protection was substantial. The Fund has typically not used leverage to produce outsized returns that historically have been unsustainable, while exposing investors to increased risk to the inevitable downside and a higher level of NAV volatility. The fiscal year was not a period where it paid to be defensive and cautious.

The Fund did not have any derivative positions during the fiscal year.

Outlook

At this juncture, we believe the municipal bond market is very expensive relative to taxable fixed income alternatives. There is euphoria as a result of the massive stimulus funds provided by the American Rescue Plan. Expected corporate and personal income tax rate increases on the horizon are also adding to the exuberance. This may be mitigated to some degree if there is a repeal of the SALT (State and Local Tax) cap, which we believe has added to additional investor demand for municipal bonds. Reinstating tax-exempt advance refunding ability, which is currently being discussed, would be a positive development.

Large investor flows into a negative supply market is also a tailwind. However, credit spreads are rapidly approaching the all-time lows from February 2020 and are well inside both 5- and 10-year averages. While the market has recently decoupled from the U.S. Treasury market, we do not believe this situation will be sustainable in the long run. We think continued pressure on U.S. Treasury market yields will eventually have to be acknowledged by the municipal bond market, as has been the historical relationship between these markets. A reversal of the persistent negative supply conditions would also pose a potential headwind, while a sustained period of negative returns in the municipal bond space could be a catalyst to reverse the long running investor flows which have supported the market. The Fed allowed the Money Market Liquidity Facility (MMLF) and the Municipal Liquidity Facility (MLF) programs to expire and is no longer in a position to be the lender of last resort in a stressed market.

Reopening of the economy, large fiscal spending, and extremely accommodative monetary policy provide a positive backdrop for strong economic performance. Funding the numerous aid packages that have already been passed as well as President Joe Biden’s proposed $2.25 trillion American Jobs Plan have the potential to put upward pressure on U.S. Treasury yields. It is rare for U.S. Treasury rates to be so low when economic growth expectations are so elevated. We think it is a recipe for potential upward pressure on inflation when adding in numerous supply chain issues. Therefore, we are proceeding with caution regarding duration extension.

Defaults in the municipal bond asset class continue to be rare and tend to be highly concentrated in the high yield space. We remain confident in our belief that investment grade municipal bond default rates will continue to be much lower than any other fixed income alternatives except U.S. Treasuries. We are beginning to see distressed situations in the high yield space with more frequency. This will need to be monitored closely, as there is typically a lag between when an issuer moves from distressed to ultimate default. According to Bank of America research, the historical average has been approximately 20.3 months, but the trend has been getting shorter.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

The Fund may from time to time utilize futures contracts and similar derivative instruments designed for hedging purposes, and/or to take a directional position on interest rates.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed income securities are subject to interest rate risk, so the net asset value of the Fund’s shares may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Municipal High Income Fund.

2021	ANNUAL REPORT	119

PORTFOLIO HIGHLIGHTS	IVY MUNICIPAL HIGH INCOME FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Bonds	96.0%
Municipal Bonds	96.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.0%

Quality Weightings

Investment Grade	56.9%
AAA	1.7%
AA	13.7%
A	24.2%
BBB	17.3%
Non-Investment Grade	39.1%
BB	11.2%
B	3.9%
CCC	1.0%
Non-rated	23.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.0%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

120	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY MUNICIPAL HIGH INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N	Class Y
1-year period ended 3-31-21	4.55%	2.33%	6.39%	7.42%	7.43%	7.12%
5-year period ended 3-31-21	2.56%	2.16%	2.37%	3.34%	—	3.10%
10-year period ended 3-31-21	4.66%	4.29%	4.32%	5.14%	—	4.93%
Since Inception of Class through 3-31-21(5)	—	—	—	—	3.90%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 2.50%(a). Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-5-17 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 2.50% from 4.25%.

2021	ANNUAL REPORT	121

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2021

MUNICIPAL BONDS	Principal	Value
Alabama – 4.2%
AL 21st Century Auth, Tob Stlmt Rev Bonds, Ser 2012-A,
5.000%, 6–1–21	$1,000	$1,007
AL Econ Stlmt Auth, BP Stlmt Rev Bonds, Ser 2016A,
4.000%, 9–15–33	9,000	10,067
Fairfield, AL, GO Warrants, Ser 2012,
6.000%, 6–1–37 (A)	8,485	6,788
Jefferson Cnty, AL, Swr Rev Bonds, Ser 2013-D,
6.500%, 10–1–53	10,470	12,305
Lower AL Gas Dist, Gas Proj Rev Bonds, Ser 2016A,
5.000%, 9–1–46	6,000	8,542
UAB Medicine Fin Auth, Rev Bonds, Ser 2019B,
4.000%, 9–1–48	2,500	2,878

		41,587

Alaska – 1.0%
Northn Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2006A Sr Cur Int Bonds,
5.000%, 6–1–46	10,000	10,115

Arizona – 3.1%
AZ Hlth Fac Auth, Rev Bonds (Banner Hlth), Ser 2007B (3-Month U.S. LIBOR*0.67 plus 81 bps),
1.770%, 1–1–37 (B)	10,000	9,967
AZ Indl Dev Auth, Edu Rev and Rfdg Bonds (AZ Agribusiness & Equine Ctr, Inc. Proj), Ser 2017B,
5.000%, 3–1–42	1,500	1,669
City of Phoenix Civic Impvt Corp., Jr Lien Arpt Rev Bonds, Ser 2019B,
3.250%, 7–1–49	1,555	1,610
Indl Dev Auth of Pima, Edu Rev Bonds (Noah Webster Sch – Pima Proj), Tax-Exempt Ser 2014A,
7.000%, 12–15–43	1,500	1,663
Indl Dev Auth of Tempe, AZ, Rev Rfdg Bonds (Friendship Vlg of Tempe), Ser 2012A:
6.000%, 12–1–27	2,390	2,440
6.000%, 12–1–32	1,430	1,455
6.250%, 12–1–42	2,150	2,185
6.250%, 12–1–46	2,500	2,538
Maricopa Cnty Indl Dev Auth, Rev Bonds (Banner Hlth), Ser 2019A,
4.000%, 1–1–44	5,000	5,735

MUNICIPAL BONDS (Continued)	Principal	Value
Arizona (Continued)
Phoenix, AZ, Indl Dev Auth, Student Hsng Rfdg Rev Bonds (Downtown Phoenix Student Hsng LLC – AZ State Univ Proj), Ser 2018A,
5.000%, 7–1–42	$1,000	$1,123

		30,385

California – 9.7%
CA Cnty Tob Securitization Agy, Tob Stlmt Asset-Bkd Bonds (Stanislaus Cnty Tob Funding Corp.), Ser 2006,
0.000%, 6–1–55 (C)	6,250	549
CA Muni Fin Auth, Charter Sch Rev Bonds (Palmdale Aerospace Academy Proj), Ser 2016A:
5.000%, 7–1–41	1,750	1,917
5.000%, 7–1–46	1,670	1,817
CA Muni Fin Auth, Rev Bonds (Ret Hsng Fndtn Oblig Group), Ser 2017A,
5.000%, 11–15–31	750	922
CA Muni Fin Auth, Rev Rfdg Bonds (HumanGood Oblig Group), Ser 2019A:
4.000%, 10–1–44	2,000	2,186
5.000%, 10–1–44	2,000	2,316
CA Muni Fin Auth, Sr Lien Rev Bonds (LINXS APM Proj), Ser 2018A:
4.000%, 12–31–47	6,650	7,397
5.000%, 12–31–47	1,500	1,764
CA Sch Fin Auth, Charter Sch Rev Bonds (Coastal Academy Proj), Ser 2013A,
5.000%, 10–1–42	1,200	1,240
CA Sch Fin Auth, Charter Sch Rev Bonds (Rocketship Pub Sch – Oblig Group), Ser 2017G:
5.000%, 6–1–47	675	746
5.000%, 6–1–53	675	744
CA Sch Fin Auth, Charter Sch Rev Rfdg Bonds (Aspire Pub Sch – Oblig Group), Ser 2016,
5.000%, 8–1–41	1,500	1,686
CA Statewide Cmnty Dev Auth, Rev Bonds (Lancer Plaza Proj), Ser 2013:
5.625%, 11–1–33	1,400	1,512
5.875%, 11–1–43	1,890	2,033
CA Statewide Cmnty Dev Auth, Rev Bonds (Loma Linda Univ Med Ctr), Ser 2016A:
5.000%, 12–1–46	3,000	3,345
5.250%, 12–1–56	2,500	2,801

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
CA Statewide Cmnty Dev Auth, Rfdg Rev Bonds (CA Baptist Univ), Ser 2017A,
5.000%, 11–1–41	$1,000	$1,138
CA Statewide Cmnty Dev Auth, Student Hsng Rfdg Rev Bonds (Univ of CA, Irvine East Campus Apt, CHF-Irvine LLC), Ser 2016,
5.000%, 5–15–40	1,500	1,709
Cert of Part, Oro Grande Elem Sch Dist, Ser 2013,
5.125%, 9–15–42	2,760	2,949
CSCDA Cmnty Impvt Auth, Essential Hsng Rev Bonds (Moda at Monrovia Station), Ser 2021A-1,
3.400%, 10-1-46 (D)(F)	7,000	7,018
CSCDA Cmnty Impvt Auth, Essential Hsng Rev Bonds, Ser 2021A,
4.000%, 8–1–56 (D)	700	742
Foothill/Eastn Trans Corridor Agy, Toll Road Rfdg Rev Bonds, Ser 2013B-1 (Insured by AGM),
3.950%, 1–15–53	2,800	3,114
Foothill/Eastn Trans Corridor Agy, Toll Road Rfdg Rev Bonds, Ser 2013B-2 (Insured by AGM),
3.500%, 1–15–53	1,600	1,761
Golden State Tob Securitization Corp., Enhanced Tob Stlmt Asset-Bkd Bonds, Ser 2017A-1,
5.000%, 6–1–29	1,250	1,516
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2015A,
5.000%, 6–1–35	6,265	7,313
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2018A-1,
5.000%, 6–1–47	2,000	2,069
Los Angeles, CA, Dept of Arpts, Los Angeles Intl Arpt Sub Rev Bonds, Ser 2019F,
3.000%, 5–15–49	3,030	3,117
Palamar Hlth, Rfdg Rev Bonds, Ser 2016,
4.000%, 11–1–39	4,375	4,648
Redev Agy of San Buenaventura, Merged San Buenaventura Redev Proj, 2008 Tax Alloc Bonds:
7.750%, 8–1–28	1,000	1,005
8.000%, 8–1–38	1,500	1,508

122	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2021

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
San Buenaventura Rev Bonds (Cmnty Mem Hlth Sys), Ser 2011:
8.000%, 12–1–26	$1,400	$1,461
8.000%, 12–1–31	9,400	9,791
7.500%, 12–1–41	4,000	4,149
San Diego, CA, Tob Stlmt Rev Funding Corp., Tob Stlmt Bonds, Ser 2018C,
4.000%, 6–1–32	830	907
San Francisco City and Cnty Arpt Comsn, San Francisco Intl Arpt Second Ser Rev Bonds, Ser 2019A,
4.000%, 5–1–49	1,250	1,403
San Mateo Cmnty Fac Dist No. 2008-1 (Bay Meadows), Spl Tax Bonds, Ser 2012,
6.000%, 9–1–42	4,000	4,204
Tob Securitization Auth of Southn CA, Tob Stlmt Asset-Bkd Bonds, Ser 2019B-1,
5.000%, 6–1–48	1,000	1,201

		95,698

Colorado – 2.4%
AR River Power Auth, CO Power Supply Sys Rev Rfdg Bonds, Ser 2018A,
5.000%, 10–1–43	5,000	5,734
CO High Performance Trans Enterprise, U.S. 36 and I-25 Managed Lanes Sr Rev Bonds, Ser 2014,
5.750%, 1–1–44	3,250	3,505
CO Hlth Fac Auth, Rev Bonds (NJH-SJH Ctr for Outpatient Hlth Proj), Ser 2019,
4.000%, 1–1–50	2,500	2,840
CO Hlth Fac Auth, Rev Rfdg Bonds (SCL Hlth Sys), Ser 2019A,
4.000%, 1–1–38	1,000	1,172
Denver, CO, Dept of Aviation, Arpt Sys Sub Rev Bonds, Ser 2018A,
4.000%, 12–1–48	5,000	5,491
Pub Auth for CO Enrg, Natural Gas Purchase Rev Bonds, Ser 2008,
6.500%, 11–15–38	3,000	4,610

		23,352

Connecticut – 0.3%
CT Hlth and Edu Fac Auth, Hlthcare Fac Expansion Rev Bonds (Church Home of Hartford, Inc. Proj), Ser 2016A:
5.000%, 9–1–46	1,000	1,092

MUNICIPAL BONDS (Continued)	Principal	Value
Connecticut (Continued)
5.000%, 9–1–53	$1,600	$1,742

		2,834

District Of Columbia – 1.4%
DC Water and Sewer Auth, Pub Util Sub Lien Rev Bonds, Ser 2019A,
4.000%, 10–1–49	3,000	3,486
Metro WA Arpt Auth, Dulles Toll Road Sub Lien Rev and Rfdg Bonds (Dulles Metrorail and Cap Impvt Proj), Ser 2019B,
3.000%, 10–1–50	5,000	5,208
Metro WA DC Arpt Auth, Arpt Sys Rev and Rfdg Bonds, Ser 2019A,
5.000%, 10–1–49	3,250	3,948
Metro WA DC Arpt Auth, Dulles Toll Road, Second Sr Lien Rev Bonds, Ser 2010B,
6.500%, 10–1–44	1,000	1,316

		13,958

Florida – 4.9%
Cap Trust Agy, Edu Fac Rev Bonds (Lutz Preparatory Sch, Inc. Proj), Ser 2021A,
4.000%, 6–1–41	330	353
FL Dev Fin Corp., Edu Fac Rev Bonds (Renaissance Charter Sch, Inc. Proj), Ser 2014A,
6.125%, 6–15–44	5,300	5,748
FL Dev Fin Corp., Edu Fac Rev Bonds (Renaissance Charter Sch, Inc. Proj), Ser 2015A,
6.000%, 6–15–35	2,000	2,265
FL Dev Fin Corp., Edu Fac Rev Bonds (Renaissance Charter Sch, Inc. Proj), Ser 2020C,
5.000%, 9–15–50	2,000	2,184
FL Dev Fin Corp., Rev Bonds (Sculptor Charter Sch Proj), Ser 2008A,
7.250%, 10–1–38	1,815	1,821
Lee Cnty Indl Dev Auth, Hlthcare Fac Rfdg Rev Bonds (Cypress Cove at Health Park FL, Inc. Proj), Ser 2012,
6.500%, 10–1–47	9,835	10,736
Martin Cnty Hlth Fac Auth, Hosp Rev Bonds (Cleveland Clinic Hlth Sys Oblig Group), Ser 2019A,
4.000%, 1–1–46	16,500	18,757
Miami-Dade Cnty, FL, Aviation Rev Bonds, Ser 2019A,
4.000%, 10–1–44	1,500	1,674
Mid-Bay Bridge Auth, 1st Sr Lien Rev Bonds, Ser 2015A,
5.000%, 10–1–40	2,000	2,265

MUNICIPAL BONDS (Continued)	Principal	Value
Florida (Continued)
Osceola Cnty, Expressway Sys Rev Bonds (Poinciana Prkwy Proj), Ser 2014A,
5.375%, 10–1–47	$2,000	$2,347

		48,150

Georgia – 1.9%
Burke Cnty, GA, Dev Auth, Pollutn Ctl Rev Bonds (Oglethorpe Power Corp. Vogtle Proj), Ser 2013A,
1.500%, 1–1–40	700	714
Cobb Cnty, GA, Dev Auth Sr Living Rfdg Rev Bonds (Provident Vlg Creekside Proj), Ser 2016A:
6.000%, 7–1–36 (A)	750	570
6.000%, 7–1–51 (A)	4,000	2,836
Hosp Auth of Hall Cnty and the City of Gainesville, Rev Anticipation Certs (NE GA Hlth Sys, Inc. Proj), Ser 2020A,
3.000%, 2–15–47	3,775	3,868
Main Street Natural Gas, Inc., Gas Supply Rev Bonds, Ser 2019A,
4.000%, 5–15–39	5,500	6,141
Savannah Econ Dev Auth, Rfdg Rev Bonds (The Marshes of Skidaway Island Proj), Ser 2013,
7.250%, 1–1–49	4,000	4,738

		18,867

Hawaii – 0.2%
Kaua’I Cmnty Fac Dist No. 2008-1 (Kukul’ula Dev Proj), Spl Tax Rev Bonds, Ser 2012,
5.750%, 5–15–42	2,000	2,068

Illinois – 6.6%
Chicago Midway Arpt, Second Lien Rev Rfdg Bonds, Ser 2013B,
5.000%, 1–1–35	3,000	3,219
Chicago Multi-Fam Hsng, Rev Bonds (Goldblatts Supportive Living Proj), Ser 2013,
6.125%, 12–1–43	8,700	6,477
Chicago O’Hare Intl Arpt, Gen Arpt Sr Lien Rev Bonds, Ser 2018B (Insured by AGM),
4.000%, 1–1–44	5,000	5,588
Chicago O’Hare Intl Arpt, Sr Spl Fac Rev Bonds (Trips Oblig Group), Ser 2018,
5.000%, 7–1–48	1,000	1,170
City of Chicago, Gen Arpt Sr Lien Rev and Rev Rfdg Bonds (Chicago O’Hare Intl Arpt), Ser 2018A (Insured by AGM),
4.375%, 1–1–53	5,000	5,657

2021	ANNUAL REPORT	123

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2021

MUNICIPAL BONDS (Continued)	Principal	Value
Illinois (Continued)
IL Fin Auth, Multi-Family Hsng Rev Bonds (St. Anthony of Lansing Proj), Ser 2012,
6.500%, 12–1–32	$4,525	$4,533
IL Fin Auth, Rev Bonds (Lutheran Home and Svs Oblig Group), Ser 2012,
5.625%, 5–15–42	5,300	5,619
IL Fin Auth, Rev Bonds (NW Mem Hlthcare), Ser 2017A,
4.000%, 7–15–47	5,000	5,607
IL GO Bonds, Ser 2016,
4.000%, 6–1–32	6,410	6,956
SW IL Dev Auth, Local Govt Prog Rev Bonds (City of Belleville-Carlyle/Green Mount Redev Proj – Tax Increment and Sales Tax), Ser 2011A,
7.000%, 7–1–41	6,000	6,008
Upper IL River Vly Dev Auth, Multi-Fam Hsng Rev Bonds (Deer Park of Huntley Proj), Ser 2012,
6.500%, 12–1–32	4,700	4,724
Vlg of East Dundee, Kane and Cook Cnty, IL, Ltd. Oblig Tax Incr Rev Bonds (Route 25 South Redev Proj), Ser 2012,
5.625%, 12–1–31	1,505	1,510
Vlg of Riverdale, Cook Cnty, IL, Unlimited Tax GO Bonds, Ser 2011,
8.000%, 10–1–36	7,525	7,665

		64,733

Indiana – 1.8%
IN Fin Auth, Midwestn Disaster Relief Rev Bonds (OH Vly Elec Corp. Proj), Ser 2012A,
5.000%, 6–1–39	5,000	5,145
IN Muni Power Agy, Power Supply Sys Rev Bonds, Ser 2019A,
4.000%, 1–1–39	5,000	5,820
Terre Haute, IN, Rev Bonds (Westminister Vlg Proj), Ser 2012,
6.000%, 8–1–39	4,000	4,077
Whiting, IN, Redev Dist Tax Incr Rev Bonds, Ser 2016,
4.000%, 1–15–32	2,600	2,597

		17,639

Iowa – 0.2%
IA Fin Auth, Rev and Rfdg Bonds (Childserve Proj), Ser 2015B,
5.000%, 6–1–36	2,425	2,496

MUNICIPAL BONDS (Continued)	Principal	Value
Kansas – 1.3%
Lawrence, KS (The Bowersock Mills & Power Co. Hydroelec Proj), Indl Rev Bonds (Recovery Zone Fac Bonds), Ser 2010A,
7.625%, 8–1–37	$7,500	$7,585
Lenexa, KS, Hlth Care Fac Rev Bonds (Lakeview Village, Inc.), Ser 2018A:
4.000%, 5–15–34	1,000	1,035
5.000%, 5–15–39	1,500	1,640
Unif Govt of Wyandotte Cnty, Kansas City, KS, Spl Oblig Rfdg and Impvt Rev Bonds (Wyandotte Plaza Redev Proj), Ser 2016,
5.000%, 12–1–34	3,000	3,058

		13,318

Kentucky – 1.8%
Kenton Cnty Arpt Board, Cincinnati/Northn KY Intl Arpt Rev Bonds, Ser 2019:
5.000%, 1–1–44	2,250	2,703
5.000%, 1–1–49	2,250	2,685
KY Muni Power Agy, Power Sys Rev Rfdg Bonds (Prarie State Proj), Ser 2019A,
4.000%, 9–1–45	1,500	1,621
KY Pub Trans Infra Auth, First Tier Toll Rev Bonds, Ser 2013A,
5.750%, 7–1–49	4,000	4,383
Pub Enrg Auth of KY, Gas Supply Rev Bonds, Ser 2018B,
4.000%, 1–1–49	5,000	5,534
Trimble, KY, Pollutn Ctl Rev Rfdg Bonds (Louisville Gas and Elec Co. Proj), Ser 2016A (3-Month U.S. LIBOR),
1.300%, 9–1–44	500	495

		17,421

Louisiana – %
LA Pub Fac Auth, Solid Waste Disp Fac Rev Bonds (LA Pellets, Inc. Proj – Phase IIA), Ser 2014A,
8.375%, 7–1–39 (A)	13,547	—	*
LA Pub Fac Auth, Solid Waste Disp Fac Rev Bonds (LA Pellets, Inc. Proj), Ser 2013B,
10.500%, 7–1–39 (A)	12,202	—	*
LA Pub Fac Auth, Solid Waste Disp Fac Rev Bonds (LA Pellets, Inc. Proj), Ser 2015,
7.750%, 7–1–39 (A)	1,977	—	*

		—	*

MUNICIPAL BONDS (Continued)	Principal	Value
Maine – 0.1%
ME Fin Auth, Solid Waste Disp Rev Bonds (Casella Waste Sys, Inc. Proj), Ser 2015R-2,
4.375%, 8–1–35	$1,000	$1,099

Massachusetts – 0.5%
Cmnwlth of MA, GO Bonds, Consolidated Loan of 2020, Ser C,
2.750%, 3–1–50	5,000	5,088

Michigan – 3.4%
Detroit, MI, GO Bonds, Ser 2004-A (1) (Insured by AMBAC),
5.250%, 4–1–23	220	221
MI Fin Auth, Hosp Rev and Rfdg Bonds (Trinity Hlth Credit Group), Ser 2019MI-A,
3.000%, 12–1–49	12,000	12,460
MI Fin Auth, Hosp Rev Bonds (Henry Ford Hlth Sys), Ser 2019A,
4.000%, 11–15–50	2,000	2,244
MI Fin Auth, Pub Sch Academy Ltd. Oblig Rev Bonds (Old Redford Academy Proj), Ser 2010A:
5.900%, 12–1–30	2,000	2,002
6.500%, 12–1–40	3,000	3,003
MI Fin Auth, Pub Sch Academy Ltd. Oblig Rfdg Bonds (Hanley Intl Academy, Inc. Proj), Ser 2021,
5.000%, 9–1–40	1,115	1,237
MI Pub Edu Fac Auth, Ltd. Oblig Rev Bonds (Old Redford Academy Proj), Ser 2005A,
5.875%, 12–1–30	1,720	1,721
MI Tob Stlmt Fin Auth, Tob Stlmt Asset-Backed Bonds, Ser 2008A,
5.000%, 6–1–40	6,740	8,521
The Econ Dev Corp. of Dearborn, MI, Ltd. Oblig Rev and Rfdg Rev Bonds (Henry Ford Vlg, Inc. Proj), Ser 2008,
7.000%, 11–15–38 (A)	2,400	2,280

		33,689

Missouri – 2.0%
Branson, MO, Indl Dev Auth, Tax Incr Rfdg Rev Bonds (Branson Shoppes Redev Proj), Ser 2017A,
3.900%, 11–1–29	740	751

124	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2021

MUNICIPAL BONDS (Continued)	Principal	Value
Missouri (Continued)
Broadway-Fairview Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A:
5.875%, 12–1–31	$675	$438
6.125%, 12–1–36	875	569
Grindstone Plaza Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A:
5.250%, 10–1–21	130	129
5.400%, 10–1–26	1,145	1,074
5.500%, 10–1–31	1,925	1,693
5.550%, 10–1–36	1,725	1,436
Hlth and Edu Fac Auth, Hlth Fac Rev Bonds (Mosaic Hlth Sys), Ser 2019A,
4.000%, 2–15–54	1,695	1,910
Kirkwood, MO, Indl Dev Auth, Ret Cmnty Rev Bonds (Aberdeen Heights), Ser 2017A,
5.250%, 5–15–50	4,000	4,327
Lakeside 370 Levee Dist (St. Charles Cnty, MO), Levee Dist Impvt Bonds, Ser 2008,
0.000%, 4–1–55 (C)	2,815	493
St. Louis Muni Fin Corp., Compound Int Leasehold Rev Bonds (Convention Ctr Cap Impvt Proj), Ser 2010A (Insured by AGM):
0.000%, 7–15–36 (C)	2,250	1,499
0.000%, 7–15–37 (C)	4,000	2,569
Stone Canyon Cmnty Impvt Dist, Independence, MO, Rev Bonds (Pub Infra Impvt Proj), Ser 2007,
5.750%, 4–1–27 (A)	1,250	325
Tax Incr Fin Comsn of Kansas City, MO, Tax Incr Rev Bonds (Brywood Ctr Proj), Ser 2010A,
8.000%, 4–1–33 (A)	3,950	1,461
The Indl Dev Auth of Grandview, MO, Tax Incr Rev Bonds (Grandview Crossing Proj 1), Ser 2006,
5.750%, 12–1–28 (A)	1,000	170
The Indl Dev Auth of Lee’s Summit, MO, Infra Fac Rev Bonds (Kensington Farms Impvt Proj), Ser 2007,
5.750%, 3–1–29 (A)	2,185	1,355

		20,199

MUNICIPAL BONDS (Continued)	Principal	Value
Montana – 0.1%
MT Fac Fin Auth, Rev Rfdg Bonds (SCL Hlth Sys), Ser 2019A,
4.000%, 1–1–38	$1,000	$1,172

Nebraska – 1.1%
Cent Plains Enrg Proj, Gas Proj Rev Bonds (Proj No. 3), Ser 2012:
5.250%, 9–1–37	8,000	8,523
5.000%, 9–1–42	2,000	2,124

		10,647

Nevada – 1.0%
Director of the State of NV, Dept of Business and Industry Charter Sch Lease Rev Bonds (Somerset Academy), Ser 2015A,
5.125%, 12–15–45	2,515	2,657
NV Dept of Business and Industry, Charter Sch Lease Rev Bonds (Somerset Academy), Ser 2018A,
5.000%, 12–15–48	500	525
Reno, NV, Cap Impvt Rev Rfdg Bonds, Ser 2019A-1:
3.750%, 6–1–39	3,165	3,441
4.000%, 6–1–46	2,000	2,207
Reno, NV, First Lien Sales Tax Rev Rfdg Bonds (Retrac-Reno Trans Rail Access Corridor Proj), Ser 2018A (Insured by AGM),
5.000%, 6–1–48	1,000	1,120

		9,950

New Hampshire – 0.4%
Natl Fin Auth (NH), Res Recovery Rfdg Rev Bonds (Covanta Proj), Ser 2020B,
3.750%, 7–1–45	2,000	2,068
NH Hlth and Edu Fac Auth, Rev Bonds, Rivermead Issue, Ser 2011A,
6.875%, 7–1–41	2,300	2,337

		4,405

New Jersey – 2.1%
NJ Econ Dev Auth, Cigarette Tax Rev Rfdg Bonds, Ser 2012:
5.000%, 6–15–26	1,000	1,042
5.000%, 6–15–28	1,000	1,038
5.000%, 6–15–29	500	519
NJ Hlth Care Fac Fin Auth, Rev and Rfdg Bonds (Univ Hosp Issue), Ser 2015A,
5.000%, 7–1–46	2,355	2,661

MUNICIPAL BONDS (Continued)	Principal	Value
New Jersey (Continued)
NJ Tpk Auth, Tpk Rev Bonds, Ser 2019A,
4.000%, 1–1–48	$2,500	$2,820
NJ Trans Trust Fund Auth, Trans Prog Bonds, Ser 2019AA,
4.500%, 6–15–49	5,000	5,673
Tob Stlmt Fin Corp., Tob Stlmt Bonds, Ser 2018B,
5.000%, 6–1–46	6,000	6,975

		20,728

New Mexico – 0.5%
NM Hosp Equip Loan Council, Hosp Impvt and Rfdg Rev Bonds (Gerald Champion Rgnl Med Ctr Proj), Ser 2012A,
5.500%, 7–1–42	4,750	4,994

New York – 5.8%
Dormitory Auth, Sch Dist Rev Bond Fin Prog, Ser 2010A (Insured by AGM),
5.000%, 10–1–22	55	55
Metro Trans Auth, Trans Rev Green Bonds, Ser 2019B,
4.000%, 11–15–50	5,000	5,461
MTA Hudson Rail Yards Trust Oblig, Ser 2016A,
5.000%, 11–15–56	5,000	5,426
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014A4,
6.700%, 1–1–49	8,750	4,812
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014A5,
6.700%, 1–1–49	2,843	1,564
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014B,
5.500%, 4–30–21(A)	368	294
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014C,
2.000%, 1–1–49	11,321	1,132
Nassau Cnty Tob Stlmnt Corp., Tob Stlmnt Asset-Bkd Bonds, Ser 2006A-3 Sr Current Int Bonds,
5.125%, 6–1–46	10,000	10,149
NY Cntys Tob Trust VI, Tob Stlmt Pass-Through Bonds, Ser 2016A,
5.000%, 6–1–51	1,000	1,058

2021	ANNUAL REPORT	125

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2021

MUNICIPAL BONDS (Continued)	Principal	Value
New York (Continued)
NY Envirnmt Fac Corp., Solid Waste Disp Rev Bonds (Casella Waste Sys, Inc. Proj), Ser 2020,
2.750%, 9–1–50	$1,000	$1,031
NY Trans Dev Corp., Spl Fac Rev Bonds (Delta Air Lines, Inc. – LaGuardia Arpt Terminals C&D Redev Proj), Ser 2018,
4.000%, 1–1–36	1,000	1,099
NYC Indl Dev Agy, Pilot Rev Rfdg Bonds (Yankee Stadium Proj), Ser 2020A,
3.000%, 3–1–49	1,000	1,010
NYC Muni Water Fin Auth, Water and Sewer Sys Second Gen Resolution Rev Bonds, Fiscal 2020 Ser DD-1,
3.000%, 6–15–50	5,500	5,720
NYC Muni Water Fin Auth, Water and Sewer Sys Second Gen Resolution Rev Bonds, Fiscal 2021 Ser AA-1,
3.000%, 6–15–50	10,000	10,418
The Orange Co. Funding Corp. (NY), Assisted Living Residence Rev Bonds (The Hamlet at Wallkill Assisted Living Proj), Ser 2012,
6.500%, 1–1–46	4,900	4,929
Westchester Tob Asset Securitization Corp., Tob Stlmt Bonds, Ser 2016B,
5.000%, 6–1–41	2,500	2,955

		57,113

North Carolina – 1.4%
NC Med Care Comsn, Hlth Care Fac Rev Bonds (Novant Hlth Oblig Group), Ser 2019A,
3.125%, 11–1–49	8,500	8,893
NC Tpk Auth, Monroe Expressway Toll Rev Bonds, Ser 2016C,
0.000%, 7–1–41 (C)	4,160	1,716
NC Tpk Auth, Triangle Expressway Sys Sr Lien Rev Bonds, Ser 2019:
3.000%, 1–1–42	2,000	2,099
4.000%, 1–1–55	1,000	1,126

		13,834

Ohio – 2.8%
Buckeye Tob Stlmt Fin Auth, Tob Stlmt Asset-Bkd Rfdg Bonds, Ser 2020A-2,
3.000%, 6–1–48	3,000	3,041

MUNICIPAL BONDS (Continued)	Principal	Value
Ohio (Continued)
Buckeye Tob Stlmt Fin Auth, Tob Stlmt Asset-Bkd Rfdg Bonds, Ser 2020B-2,
5.000%, 6–1–55	$10,000	$11,274
Cleveland-Cuyahoga Cnty Port Auth, Dev Rev Bonds (Flats East Dev Proj), Ser 2010B,
7.000%, 5–15–40	2,335	2,340
Cnty of Muskingum, OH, Hosp Fac Rev Bonds (Genesis Hlth Care Sys Oblig Group Proj), Ser 2013,
5.000%, 2–15–48	5,000	5,185
OH Hosp Rev Bonds (Univ Hosp Hlth Sys, Inc.), Ser 2020A,
3.000%, 1–15–45	4,250	4,360
Summit Cnty Port Auth, OH (Cleveland – Flats East Dev Proj), Ser 2010B,
6.875%, 5–15–40	1,120	1,123

		27,323

Oklahoma – 0.4%
OK Dev Fin Auth, Hlth Sys Rev Bonds (OU Medicine Proj), Ser 2018B,
5.500%, 8–15–57	3,000	3,636

Oregon – 3.4%
Hosp Fac Auth of Salem, OR, Rev Rfdg Bonds (Cap Manor, Inc.), Ser 2012,
6.000%, 5–15–42	1,900	1,968
Port of Portland, OR, Portland Intl Arpt Passenger Fac Charge Rev Bonds, Ser 2011A,
5.500%, 7–1–30	5,000	5,061
Port of Portland, OR, Portland Intl Arpt Rev Bonds, Ser Twenty-Five B,
5.000%, 7–1–49	3,000	3,586
Port of Portland, OR, Portland Intl Arpt Rev Bonds, Ser Twenty-Seven A,
4.000%, 7–1–50	18,460	20,632
Salem, OR, Hosp Fac Auth, Rev Bonds (Capital Manor Proj), Ser 2018,
5.000%, 5–15–53	1,895	2,097

		33,344

Pennsylvania – 5.7%
Cumberland Cnty Muni Auth, Rfdg Rev Bonds (Asbury PA Oblig Group), Ser 2012,
5.250%, 1–1–41	3,000	3,045

MUNICIPAL BONDS (Continued)	Principal	Value
Pennsylvania (Continued)
Delaware Cnty Indl Dev Auth, Charter Sch Rev Bonds (Chester Cmnty Charter Sch Proj), Ser 2010A,
6.125%, 8–15–40	$14,290	$14,298
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2009E,
6.375%, 12–1–38	13,500	17,770
Philadelphia Auth for Indl Dev, Charter Sch Rev Bonds (MaST Cmnty Charter Sch II Proj), Ser 2020,
5.000%, 8–1–50	375	433
Philadelphia Auth Indl Dev, Rev Bonds (Mariana Bracetti Academy Charter Sch Proj), Ser 2011:
7.150%, 12–15–36	6,000	6,291
7.625%, 12–15–41	6,925	7,283
Philadelphia Auth Indl Dev, Rev Bonds (New Foundations Charter Sch Proj), Ser 2012,
6.625%, 12–15–41	3,500	3,878
Wilkes-Barre Area Sch Dist, Luzerne Cnty, PA, GO Bonds, Ser 2019,
4.000%, 4–15–54	2,500	2,806

		55,804

Rhode Island – 0.6%
Tob Stlmt Fin Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2015B,
5.000%, 6–1–50	5,000	5,533

South Carolina – 0.2%
Piedmont Muni Pwr Agy, SC, Elec Rev Rfdg Bonds, Ser 2008C,
5.750%, 1–1–34	1,550	1,568

Tennessee – 0.6%
Metro Nashville Arpt Auth, Arpt Impvt Rev Bonds, Ser 2015A,
5.000%, 7–1–40	3,000	3,457
Metro Nashville Arpt Auth, Sub Arpt Rev Bonds, Ser 2019A,
4.000%, 7–1–54	1,875	2,124

		5,581

Texas – 15.3%
Arlington Higher Edu Fin Corp., Edu Rev Bonds (Kipp Texas, Inc.), Ser 2019,
3.000%, 8–15–49	4,000	4,200
Arlington Independent Sch Dist, Unlimited Tax Sch Bldg and Rfdg Bonds (Tarrant Cnty, TX), Ser 2020,
4.000%, 2–15–45	2,000	2,350

126	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2021

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
Arlington, TX, Higher Edu Fin Corp., Edu Rev Bonds (Newman Intl Academy), Ser 2021A:
4.000%, 8–15–31	$200	$209
5.000%, 8–15–41	600	644
Arlington, TX, Higher Edu Fin Corp., Rev Bonds (Newman Intl Academy), Ser 2016A,
5.375%, 8–15–36	4,585	4,997
Austin, TX, Arpt Sys Rev Rfdg Bonds, Ser 2019:
5.000%, 11–15–24	1,650	1,906
5.000%, 11–15–25	1,500	1,783
Bexar Cnty Hlth Fac Dev Corp., Rev Rfdg Bonds (Army Ret Residence Fndtn Proj), Ser 2016,
5.000%, 7–15–41	5,395	5,715
Cent TX Rgnl Mobility Auth, Sr Lien Rev Bonds, Ser 2010:
0.000%, 1–1–36 (C)	2,500	1,704
0.000%, 1–1–40 (C)	2,000	1,184
Cent TX Rgnl Mobility Auth, Sr Lien Rev Bonds, Ser 2015A,
5.000%, 1–1–45	4,000	4,505
Cent TX Rgnl Mobility Auth, Sr Lien Rev Rfdg Bonds, Ser 2016,
5.000%, 1–1–46	2,000	2,274
Cent TX Rgnl Mobility Auth, Sub Lien Rev Rfdg Bonds, Ser 2013:
5.000%, 1–1–33	6,000	6,507
5.000%, 1–1–42	3,000	3,254
Dallas/Fort Worth Intl Arpt, Joint Rev Impvt Bonds, Ser 2013B,
5.000%, 11–1–44	5,000	5,342
Grand Prkwy Trans Corp., First Tier Toll Rev Rfdg Bonds, Ser 2020C,
3.000%, 10–1–50	4,500	4,712
Hopkins Cnty Hosp Dist, Hosp Rev Bonds, Ser 2008:
6.000%, 2–15–33	2,000	2,005
6.000%, 2–15–38	1,850	1,855
Houston, TX, Arpt Sys, Sub Lien Rev Rfdg Bonds, Ser 2011B:
5.000%, 7–1–25	1,000	1,012
5.000%, 7–1–26	2,680	2,711
Houston, TX, Arpt Sys, Sub Lien Rev Rfdg Bonds, Ser 2020A,
4.000%, 7–1–47	3,000	3,359
Houston, TX, Combined Util Sys, First Lien Rev Rfdg Bonds, Ser 2019B,
4.000%, 11–15–44	3,000	3,516
Montgomery, TX, Cnty Toll Road Auth, Sr Lien Toll Road Rev Bonds, Ser 2018,
5.000%, 9–15–48	1,000	1,109

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
New Hope Cultural Edu Fac Fin Corp., Edu Rev Bonds (Jubilee Academic Ctr), Ser 2016A,
5.000%, 8–15–46	$8,000	$8,041
North TX Twy Auth, Spl Proj Sys Rev Bonds Convertible Cap Apprec Bonds, Ser 2011C,
0.000%, 9–1–43 (C)	5,000	6,816
North TX Twy Auth, Sys First Tier Rev Rfdg Bonds, Ser 2016A,
5.000%, 1–1–39	2,000	2,318
San Antonio, TX, Water Sys Jr Lien Rev and Rfdg Bonds, Ser 2019C,
4.000%, 5–15–34	1,500	1,803
San Antonio, TX, Water Sys Jr Lien Rev and Rfdg Bonds, Ser 2020A:
4.000%, 5–15–38	6,720	8,094
4.000%, 5–15–40	6,000	7,171
Sanger, TX, Indl Dev Corp., Indl Dev Rev Bonds (TX Pellets Proj), Ser 2012B,
8.000%, 7–1–38 (A)	17,870	4,468
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Air Force Vig Oblig Group Proj), Ser 2016,
5.000%, 5–15–45	8,650	9,221
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Buckner Sr Living – Ventana Proj), Ser 2017A:
6.750%, 11–15–47	1,000	1,104
6.750%, 11–15–52	2,500	2,754
TX Muni Gas Acquisition and Supply Corp. III, Gas Supply Rev Rfdg Bonds, Ser 2021,
5.000%, 12–15–32	1,165	1,542
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (NTE Mobility Partn Segments 3 LLC Segment 3C Proj), Ser 2019,
5.000%, 6–30–58	5,000	5,976
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Rfdg Bonds (LBJ Infra Group LLC I-635 Managed Lanes Proj), Ser 2020A,
4.000%, 6–30–40	1,000	1,140

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Rfdg Bonds (NTE Mobility Partn LLC North Tarrant Express Managed Lanes Proj), Ser 2019A:
4.000%, 12–31–38	$2,000	$2,290
4.000%, 12–31–39	2,000	2,285
TX Trans Comsn (Cent TX Tpk Sys), First Tier Rev Rfdg Bonds, Ser 2012-A,
5.000%, 8–15–41	10,445	11,141
TX Trans Comsn (Cent TX Tpk Sys), First Tier Rev Rfdg Bonds, Ser 2020-A,
3.000%, 8–15–40	1,000	1,054
TX Trans Comsn, State Hwy 249 Sys First Tier Toll Rev Bonds, Ser 2019A,
5.000%, 8–1–57	1,000	1,151
Wise Cnty, TX, Lease Rev Bonds (Parker Cnty Jr College Dist Proj), Ser 2011,
8.000%, 8–15–34	5,000	5,074

		150,296

Vermont – 0.1%
Vermont Econ Dev Auth, Solid Waste Disp Rev Bonds (Casella Waste Sys, Inc. Proj), Ser 2013,
4.625%, 4–1–36	1,000	1,137

Virginia – 4.3%
Econ Dev Auth of James City Cnty, VA, Residential Care Fac Rev Bonds (VA Utd Methodist Homes of Williamsburg, Inc.), Ser 2013A,
2.000%, 10–1–48	2,248	197
Marquis Cmnty Dev Auth (VA), Rev Bonds, Ser 2007B,
5.625%, 9–1–41	2,779	1,344
Marquis Cmnty Dev Auth (VA), Rev Bonds, Ser 2007C,
0.000%, 9–1–41 (C)	821	45
Marquis Cmnty Dev Auth (York Country, VA), Convertible Cap Apprec Rev Bonds, Ser 2015,
0.000%, 9–1–45 (C)	859	412
The Rector and Visitors of the Univ of VA, Gen Rev Pledge Rfdg Bonds, Ser 2015A-2,
3.570%, 4–1–45	10,000	10,849
VA Small Business Fin Auth, Sr Lien Rev Bonds (95 Express Lanes LLC Proj), Ser 2012,
5.000%, 7–1–34	4,590	4,730

2021	ANNUAL REPORT	127

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2021

MUNICIPAL BONDS (Continued)	Principal	Value
Virginia (Continued)
VA Small Business Fin Auth, Sr Lien Rev Bonds (Elizabeth River Crossing Opco LLC Proj), Ser 2012:
6.000%, 1–1–37	$8,265	$8,743
5.500%, 1–1–42	11,000	11,504
VA Small Business Fin Auth, Tax-Exempt Sr Lien Private Activity Rev Bonds (Transform 66 P3 Proj), Ser 2017,
5.000%, 12–31–56	4,000	4,631

		42,455

Washington – 0.5%
WA State Hsng Fin Comsn (Rockwood Ret Cmnty Proj), Nonprofit Hsng Rev and Rfdg Rev Bonds, Ser 2014A,
7.500%, 1–1–49	5,000	5,349

West Virginia – 0.5%
Brooke Cnty, WV, Rev Bonds (Bethany College), Ser 2011A,
6.750%, 10–1–37	5,000	4,865

MUNICIPAL BONDS (Continued)	Principal	Value
Wisconsin – 2.4%
Pub Fin Auth Sr Arpt Fac Rev and Rfdg Bonds (TrIps Obligated Group), Ser 2012B,
5.000%, 7–1–42	$5,500	$5,718
Pub Fin Auth, Higher Edu Fac Rev Bonds (Wittenberg Univ Proj), Ser 2016,
5.250%, 12–1–39	5,000	5,245
WI Hlth and Edu Fac Auth, Rev Bonds (Children’s Hosp of WI, Inc.), Ser 2020,
3.000%, 8–15–52	3,000	3,124
WI Pub Fin Auth, Edu Rev Bonds (Cornerstone Charter Academy Proj), Ser 2016A,
5.125%, 2–1–46	3,000	3,176
WI Pub Fin Auth, Edu Rev Bonds (Triad Edu Svc), Ser 2015A,
5.500%, 6–15–45	6,000	6,425

		23,688

TOTAL MUNICIPAL BONDS – 96.0%		$946,118
(Cost: $939,206)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (E) – 3.4%
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.040%	33,298	$33,298

TOTAL SHORT-TERM SECURITIES – 3.4%		$33,298
(Cost: $33,298)

TOTAL INVESTMENT SECURITIES – 99.4%		$979,416
(Cost: $972,504)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.6%		5,660

NET ASSETS – 100.0%		$985,076

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2021. Description of the reference rate and spread, if applicable, are included in the security description.

(C)	Zero coupon bond.

(D)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021 the total value of these securities amounted to $7,760 or 0.8% of net assets.

(E)	Rate shown is the annualized 7-day yield at March 31, 2021.

(F)	Purchased on a when-issued basis with settlement subsequent to March 31, 2021.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$—	$946,118	$—
Short-Term Securities	33,298	—	—

Total	$33,298	$946,118	$—

The following acronyms are used throughout this schedule:

AMBAC = American Municipal Bond Assurance Corp.

AGM = Assured Guaranty Municipal

LIBOR = London Interbank Offered Rate

See Accompanying Notes to Financial Statements.

128	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	IVY PZENA INTERNATIONAL VALUE FUND

(UNAUDITED)

John P. Goetz

Caroline Cai

Allison J. Fisch

Ivy Pzena International Value Fund is sub-advised by Pzena Investment Management, LLC.

Below, John P. Goetz, Caroline Cai, CFA, and Allison J. Fisch, portfolio managers of the Ivy Pzena International Value Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2021. Mr. Goetz, Ms. Cai and Ms. Fisch have managed the Fund since July 2018 and have 41, 22 and 21 years of industry experience, respectively.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy Pzena International Value Fund (Class A shares at net asset value)	69.18%
Ivy Pzena International Value Fund (Class A shares with sales charges)	63.29%

Benchmark and Morningstar Category
MSCI EAFE Value Index	45.71%
(generally reflects the performance of value securities in Europe, Australasia and the Far East)
MSCI EAFE Index	44.57%
(generally reflects the performance of securities in Europe, Australasia and the Far East)
Morningstar Foreign Large Value Category Average	49.44%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

A year in review

Mega-cap growth and momentum stocks dominated throughout most of the 2020 global market rebound as investors opted for perceived earnings reliability amid the economic uncertainty. Value stocks, after selling off dramatically in the first quarter of 2020 on concerns of a protracted global economic recession, staged a powerful recovery in the autumn after three leading COVID-19 vaccine candidates proved highly effective in late-stage trials. This provided investors with a clearer line of sight to a return to normalcy. The prospect of full-scale vaccinations and subsequent lifting of restrictions led the market to favor under-owned value stocks over their growth counterparts in the fourth quarter of 2020. Value continued to outperform during the first quarter of 2021 on expectations of a sustained economic recovery, due in large part to both fiscal and monetary support from governments and central banks around the world.

Fund update

The pronounced shift in investor preference to cyclical stocks helped drive the Fund’s strong return for the fiscal period. The Fund outperformed its benchmark index as well as its Morningstar peer group for the period. Industrials, financials, and materials were the main contributing sectors, with no sector detracting from either absolute or relative performance.

The Fund’s top individual performer was Danish container shipping giant A.P. Moller - Maersk A/S, which rose on the back of higher shipping rates stemming from the resumption of global trade as well as from company-specific operational improvements. France-based Rexel S.A. (global electronics distributor) rebounded sharply from its March 2020 low as the world’s major economies started to reopen. Although the past year was particularly challenging from an operational standpoint, Rexel was able to generate strong cash flow by diligently managing working capital, enabling a material reduction in leverage. German diversified chemical company Covestro AG was also higher during the year. Chemical producers in general benefited from widening spreads due to persistent supply disruptions combined with steadily increasing demand. While supply issues are expected to abate over time, the industry expects global demand growth of 4-5% in 2021, which should keep producers’ assets running tight, supporting pricing.

Ambev S.A. (Brazilian brewer) detracted marginally from performance, but the stock’s decline was largely a function of a deteriorating Brazilian macro environment as COVID-19 cases and hospitalizations remained elevated, impeding the country’s economic recovery and hammering its currency. We expect Ambev to continue exercising its pricing power going forward, which may offset cost headwinds and support gross margins.

We added several companies to the portfolio throughout the year as the extreme volatility and resulting market dislocations presented numerous opportunities to buy perceived quality businesses at heavily discounted prices. One such company, Komatsu Ltd., is the world’s second largest heavy equipment company behind Caterpillar. Komatsu’s earnings came under pressure from mining-related spending cuts as construction activities were severely restricted during global lockdowns. We

2021	ANNUAL REPORT	129

viewed the Japanese company as a well-run, defensible and a solidly capitalized franchise. As a result, we initiated a position in the Spring of 2020 with the expectation of a material earnings improvement once end-markets started to recover. We also bought ArcelorMittal, the world’s largest steel producer with a diversified global footprint and much-improved balance sheet at a perceived extremely compelling valuation. Ambev, which is a relatively new position, is one of the largest brewers in Latin America with more than 60% market share in Brazil. The stock underperformed in recent years due to a persistently weak Brazilian economy, which negatively impacted beer volumes as well as from higher raw material costs, which pressured margins. Ambev’s management has done a good job navigating a challenging environment while strengthening its core brands in the process. As economic conditions improve in Brazil, we believe Ambev’s earnings will normalize with higher volumes and stronger margins. The most recent addition to the portfolio is Nokia Oyj — a global manufacturer of wireless telecom networking equipment. Over the past two years, Nokia has fallen behind Huawei and Ericsson in 5G, shedding market share in the process. In response to the poor results and declining stock price, the company eliminated its dividend and replaced its Chairman and CEO. Going forward, Nokia will look to close the gap in 5G and retain (or eventually gain) wireless market share, as its other businesses are performing broadly in-line. We believe Nokia’s new management team is taking the right steps to improve its 5G offering, which, coupled with customer concerns of using Chinese 5G equipment, provide a good opportunity for Nokia to catch up. Furthermore, Nokia enters this challenging period with a net cash balance sheet and expects to remain free cash flow positive. Lastly, Nokia has several non-core assets to potentially divest that could generate additional shareholder value.

Market outlook

We believe the portfolio is positioned for a recovery from the COVID-19 recession, with many value companies offering significant earnings growth potential off 2020’s low base, in part reflecting the aggressive restructuring initiatives that were taken by management teams to navigate the economic shutdowns. As such, the portfolio is most exposed to the cyclical financials and industrials sectors, and on a geographical basis, to developed nations that should benefit from relatively quicker vaccine rollouts. In the coming year, we expect market breadth to widen, as investors shift away from mega-cap growth names that benefitted from the work-from-home environment, to beaten-up and forgotten cyclical stocks that typically outperform when economic conditions normalize. In the same vein, our research indicates that on average, value significantly outperforms the broad market during, and in the years following recessions, as economies recover. With that, we anticipate value, which is highly levered to economic expansion, to continue to outpace growth as we emerge from the downturn.

We remain committed to discovering new opportunities where we see potential for significant valuation upside over the long term as we view the current valuation gap between growth and value stocks (which is still extremely wide by historical standards) as irrational and exploitable. We are confident in the positioning of the current portfolio given the robustness of the companies’ underlying franchises and balance sheets.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges. Your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Effective April 30, 2020, the Fund changed its benchmark from MSCI EAFE Index to the MSCI EAFE Value Index.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. The value of a security believed by the Fund’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Fund’s prospectus

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Pzena International Value Fund.

130	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	IVY PZENA INTERNATIONAL VALUE FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	98.8%
Financials	22.4%
Industrials	16.9%
Consumer Discretionary	16.5%
Materials	13.6%
Energy	7.4%
Consumer Staples	7.3%
Health Care	5.0%
Information Technology	4.9%
Communication Services	3.4%
Utilities	1.4%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.2%

Country Weightings

Europe	67.9%
United Kingdom	20.2%
France	14.5%
Germany	10.1%
Switzerland	7.4%
Netherlands	4.6%
Other Europe	11.1%
Pacific Basin	29.2%
Japan	18.9%
South Korea	3.8%
Other Pacific Basin	6.5%
South America	1.7%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.2%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Rexel S.A.	France	Industrials	Trading Companies & Distributors
Volkswagen AG, 2.260%	Germany	Consumer Discretionary	Automobile Manufacturers
POSCO	South Korea	Materials	Steel
BASF Aktiengesellschaft	Germany	Materials	Diversified Chemicals
Panasonic Corp.	Japan	Consumer Discretionary	Consumer Electronics
Compagnie Generale des Etablissements Michelin, Class B	France	Consumer Discretionary	Tires & Rubber
J Sainsbury plc	United Kingdom	Consumer Staples	Food Retail
Travis Perkins plc	United Kingdom	Industrials	Trading Companies & Distributors
Honda Motor Co. Ltd.	Japan	Consumer Discretionary	Automobile Manufacturers
ArcelorMittal	Luxembourg	Materials	Steel

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2021	ANNUAL REPORT	131

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PZENA INTERNATIONAL VALUE FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	63.29%	61.09%	67.92%	69.97%	70.31%	68.98%	69.55%
5-year period ended 3-31-21	8.22%	6.93%	8.31%	9.49%	9.67%	8.86%	9.21%
10-year period ended 3-31-21	4.37%	3.73%	4.26%	5.26%	—	—	5.03%
Since Inception of Class through 3-31-21(5)	—	—	—	—	3.71%	5.99%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 3.50%(b). Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)

Effective April 30, 2020, the Fund’s new benchmark is the MSCI EAFE Value Index. IICO believes that this index is more reflective of the types of securities that the Fund invests in. Both the new benchmark and the Fund’s previous benchmark noted above are included for comparison purposes.

(b)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

132	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY PZENA INTERNATIONAL VALUE FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares	Value
Belgium

Financials – 0.8%
KBC Group N.V.	27	$1,961

Total Belgium – 0.8%		1,961
Brazil

Consumer Staples – 1.7%
Ambev S.A.	1,598	4,351

Total Brazil – 1.7%		4,351
Denmark

Financials – 0.8%
Danske Bank A.S.	105	1,967

Industrials – 2.6%
A.P. Moller – Maersk A/S	3	6,439

Total Denmark – 3.4%		8,406
Finland

Information Technology – 1.9%
Nokia Oyj	1,215	4,849

Total Finland – 1.9%		4,849
France

Communication Services – 1.5%
Publicis Groupe S.A.	62	3,810

Consumer Discretionary – 2.9%
Compagnie Generale des Etablissements Michelin, Class B	47	7,109

Energy – 0.7%
Technip Energies ADR (A)	115	1,716

Financials – 2.2%
Amundi S.A.	55	4,428
SCOR SE	30	1,031

		5,459

Health Care – 1.1%
Sanofi-Aventis	27	2,620

Industrials – 6.1%
Bouygues S.A.	60	2,399
Rexel S.A.	534	10,587
Schneider Electric S.A.	16	2,408

		15,394

Total France – 14.5%		36,108
Germany

Industrials – 1.3%
Siemens AG	19	3,161

COMMON STOCKS (Continued)	Shares	Value
Materials – 5.5%
BASF Aktiengesellschaft	94	$7,788
Covestro AG	90	6,080

		13,868

Total Germany – 6.8%		17,029
Hong Kong

Consumer Discretionary – 1.1%
Galaxy Entertainment Group	310	2,791

Total Hong Kong – 1.1%		2,791
Italy

Utilities – 1.4%
ENEL S.p.A.	343	3,413

Total Italy – 1.4%		3,413
Japan

Consumer Discretionary – 9.2%
Bridgestone Corp.	62	2,519
Honda Motor Co. Ltd.	229	6,867
Iida Group Holdings Co. Ltd.	109	2,625
Isuzu Motors Ltd.	237	2,540
Panasonic Corp.	586	7,535
Suzuki Motor Corp.	24	1,094

		23,180

Financials – 3.8%
Fukuoka Financial Group, Inc.	98	1,860
MS&AD Insurance Group Holdings, Inc.	41	1,209
Resona Holdings, Inc.	503	2,109
Sumitomo Mitsui Financial Group, Inc.	74	2,689
T&D Holdings, Inc.	112	1,444

		9,311

Industrials – 3.6%
Komatsu Ltd.	210	6,478
Mitsui & Co. Ltd.	121	2,524

		9,002

Materials – 2.3%
Hitachi Metals Ltd.	347	5,707

Total Japan – 18.9%		47,200
Luxembourg

Materials – 2.7%
ArcelorMittal	228	6,591

Total Luxembourg – 2.7%		6,591
Netherlands

Energy – 2.4%
Royal Dutch Shell plc, Class A	305	6,012

COMMON STOCKS (Continued)	Shares	Value
Financials – 2.2%
ING Groep N.V., Certicaaten Van Aandelen	452	$5,535

Total Netherlands – 4.6%		11,547
Singapore

Consumer Staples – 1.4%
Wilmar International Ltd.	870	3,506

Financials – 1.0%
DBS Group Holdings Ltd.	120	2,577

Total Singapore – 2.4%		6,083
South Korea

Financials – 0.7%
Shinhan Financial Group Co. Ltd.	55	1,829

Materials – 3.1%
POSCO	28	7,822

Total South Korea – 3.8%		9,651
Spain

Financials – 0.9%
CaixaBank S.A.	695	2,152

Total Spain – 0.9%		2,152
Switzerland

Financials – 3.0%
Credit Suisse Group AG, Registered Shares	144	1,505
Julius Baer Group Ltd.	20	1,259
UBS Group AG	313	4,844

		7,608

Health Care – 3.9%
Novartis AG, Registered Shares	41	3,525
Roche Holdings AG, Genusscheine	19	6,256

		9,781

Industrials – 0.5%
ABB Ltd.	41	1,246

Total Switzerland – 7.4%		18,635
Taiwan

Information Technology – 3.0%
Catcher Technology Co. Ltd.	367	2,721
Hon Hai Precision Industry Co. Ltd.	1,082	4,701

		7,422

Total Taiwan – 3.0%		7,422

2021	ANNUAL REPORT	133

SCHEDULE OF INVESTMENTS	IVY PZENA INTERNATIONAL VALUE FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS (Continued)	Shares	Value
United Kingdom

Communication Services – 1.9%
Vodafone Group plc	2,622	$4,768

Consumer Staples – 4.2%
J Sainsbury plc	2,094	7,000
tesco plc	1,072	3,381

		10,381

Energy – 4.3%
John Wood Group plc	1,724	6,432
TechnipFMC plc (A)	573	4,424

		10,856

Financials – 7.0%
Aviva plc	526	2,960
Barclays plc	1,222	3,132
HSBC Holdings plc	801	4,671
NatWest Group plc	1,061	2,870
Standard Chartered plc	551	3,797

		17,430

COMMON STOCKS (Continued)	Shares	Value
Industrials – 2.8%
Travis Perkins plc	329	$6,990

Total United Kingdom – 20.2%		50,425

TOTAL COMMON STOCKS – 95.5%		$238,614
(Cost: $204,030)

PREFERRED STOCKS
Germany

Consumer Discretionary – 3.3%
Volkswagen AG, 2.260%	29	8,145

Total Germany – 3.3%		8,145

TOTAL PREFERRED STOCKS – 3.3%		$8,145
(Cost: $5,029)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (B) – 5.1%
State Street Institutional U.S. Government Money Market Fund – Premier Class 0.040%	1,235	$1,235
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares 0.010% (C)	11,562	11,562

		12,797

TOTAL SHORT-TERM SECURITIES – 5.1%		$12,797
(Cost: $12,797)

TOTAL INVESTMENT SECURITIES – 103.9%		$259,556
(Cost: $221,856)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (3.9)%		(9,705)

NET ASSETS – 100.0%		$249,851

Notes to Schedule of Investments

(A)	All or a portion of securities with an aggregate value of $12,873 are on loan.

(B)	Rate shown is the annualized 7-day yield at March 31, 2021.

(C)	Investment made with cash collateral received from securities on loan.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$238,614	$—	$—
Preferred Stocks	8,145	—	—
Short-Term Securities	12,797	—	—
Total	$259,556	$—	$—

134	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY PZENA INTERNATIONAL VALUE FUND (in thousands)

MARCH 31, 2021

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Market Sector Diversification
(as a % of net assets)
Financials	22.4%
Industrials	16.9%
Consumer Discretionary	16.5%
Materials	13.6%
Energy	7.4%
Consumer Staples	7.3%
Information Technology	5.0%
Health Care	4.9%
Communication Services	3.4%
Utilities	1.4%
Other+	1.2%

+	Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	135

MANAGEMENT DISCUSSION	IVY SECURIAN CORE BOND FUND

(UNAUDITED)

Thomas B. Houghton

Dan Henken

Lena S. Harhaj

Ivy Securian Core Bond Fund is subadvised by Securian Asset Management, Inc.

Below, Thomas B. Houghton, CFA, Daniel A. Henken, CFA, and Lena S. Harhaj, CFA, co-portfolio managers of the Ivy Securian Core Bond Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2021. Mr. Houghton has managed the Fund since 2005 and has 28 years of industry experience. Mr. Henken has managed the Fund since 2017 and has 18 years of industry experience. Ms. Harhaj has managed the Fund since 2018 and has 24 years of industry experience.

Fiscal Year Performance

For the 12 months ended March 31, 2021
Ivy Securian Core Bond Fund (Class A shares at net asset value)	7.32%
Ivy Securian Core Bond Fund (Class A shares, including sales charges)	4.62%

Benchmark(s) and/or Morningstar Category
Bloomberg Barclays U.S. Aggregate Bond Index	0.71%
(Generally reflects the performance of securities representing the world’s bond markets)
Morningstar Intermediate Core-Plus Bond Category Average	6.63%
(Generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Key drivers

The past 12 months provided an opportune time for taking risk across asset classes, despite much uncertainty to begin the fiscal year. The COVID-19 pandemic was just getting started a year ago, and economic activity fell precipitously as a consequence. The epic economic downturn was met by epic monetary and fiscal policy responses. The Federal Reserve’s (Fed) unprecedented actions to appease market fears in March 2020 stabilized the markets. That was quickly followed by a $2 trillion spending plan under the Coronavirus Aid, Relief, and Economic Security (CAREs) Act, which sent badly needed cash directly to consumers hit hard by mass furloughs and layoffs. Investors, with little historical context to draw on, fell back on a hopeful view.

Even as the hopes for further fiscal support faded as we entered the heat of the election season, the Fed continued to do its part to soothe markets. In September it issued its new policy framework, reiterating its goals of maximum employment and price stability. The Fed’s new guidance indicated that rate hikes won’t happen until realized inflation reaches 2%, and inflation is “on track to moderately exceed 2% for some time.” Policymakers want to see enough job growth to fully absorb labor slack, even if that means the economy runs “hot” before raising rates. This reflects the view that that the benefits of job gains are distributed more broadly as the economy approaches full employment. The Fed’s move towards a more flexible inflation target wasn’t a surprise. Investors believe the new policy factors in a 1-2% overshoot of the 2% target to ensure the economy reaches full employment.

The election season caused some headaches, but by the end of December we had a newly elected Democratic-led government, two FDA-approved COVID-19 vaccines, and we were well on our way to another stimulus plan. This pushed risk markets even higher, but also started pushing up inflation expectations and interest rates, as investors began to worry about whether the policy response would finally lead to realized inflation.

These concerns increased in the final quarter of the fiscal year as the Biden administration, along with Congress, passed a new $1.9 trillion stimulus plan, with promises of an even larger infrastructure plan coming soon. Yields on the long end of the curve moved up 80-90 basis points (bps), resulting in one of the worst quarterly returns in decades for fixed income investors, despite continued strength in corporate and structured bonds.

Contributors and detractors

The Fund outperformed its benchmark and the average performance of its peer group for the fiscal year ending March 31, 2021. Positive security selection contributed to a majority of the Fund’s outperformance relative to its benchmark. The Fund benefitted from strong performance of its positions in industrial corporate bonds, particularly in the energy and airline sectors, relative to those represented in the benchmark. The Fund also benefitted from strong performance of its positions in the securitized sectors, particularly in asset-backed securities (ABS) and residential loan-backed securities. The decision to maintain or increase the Fund’s overweight positioning in the spread sectors, particularly utilities and financials,

136	ANNUAL REPORT	2021

contributed about one-third of the Fund’s relative outperformance during the year. There were no notable detractors from performance during the year.

Portfolio Positioning

The portfolio management team was active during the year, ultimately increasing the Fund’s exposure to corporate bonds by almost 12%. The team added to positions in the energy sector, primarily in pipeline and refining. The team also participated in the newly issued bond offerings of several airlines. These bonds were secured by strong assets and bolstered the airlines’ liquidity positions. Within the telecommunications space, we added a position in newly issued bonds offered by Verizon to fund the acquisition of broadband spectrum recently auctioned by the U.S. government. We believe that both Verizon and AT&T, which also participated in the auctions, will be focused on reducing debt over the next several quarters and their bonds should perform well relative to the index. We reduced positions in financials and consumer non-cyclicals taking profits in positions we added in calendar year 2020.

The Fund’s exposure to corporate bonds finished the year at 51%, compared to the index weighting of 27%. Its largest overweight positions in terms of market weight in the corporate bond sector are in transportation, electric utilities, energy, banks and insurance. The Fund’s transportation positions are securitized bonds issued by airlines. Its energy exposure is primarily in midstream pipeline companies and refiners, with little direct exposure to volatile energy prices. The largest underweights from a market weight perspective in the corporate space are in capital goods, technology, real estate investment trusts, consumer non-cyclicals, and finance companies. The Fund’s overweight position in corporate credit is prudent given our expectations for a robust economic recovery, falling rates of corporate defaults and continued strong demand for yield by fixed income investors around the world. U.S. interest rates rose higher than most of the rest of the world, making our market even more attractive. This strong technical backdrop is supported by a Fed that has pledged to remain accommodative for the foreseeable future.

The team was also active in the securitized sector over the past fiscal year, however exposure to the sector fell as a percentage of the Fund’s portfolio. The low interest rate environment led to a quickening pace of prepayments and it was difficult to maintain the desired exposure due to this sector. We added to positions in the non-agency residential sector, which continues to benefit from a robust housing sector. We also added to the Fund’s commercial mortgage-backed securities (CMBS) exposure in the last quarter of the fiscal year, buying new-issue, senior-level, offerings in the health care and industrial property sectors. The team also purchased positions backed by private student loan securitizations.

The Fund remains overweight ABS, CMBS and non-agency mortgage backed securities (MBS), and underweight agency MBS. The team remains comfortable with its overweight positions in the consumer-facing sectors of ABS and non-Agency MBS and we continue to look to add exposure in the space. We believe these structures will continue to be supported by historically low rates and have sufficient cushion to withstand substantial stress on the underlying borrowers, who will also benefit from further targeted stimulus.

The Fund’s overall duration position was about 50 bps short of the benchmark at the end of the fiscal year. The Fund’s interest rate positioning contributed marginally to fiscal year performance relative to the benchmark.

Outlook

Expectations for growth in the U.S. continue to increase, both on an absolute basis and relative to much of the rest of the world. Both the Fed and the Biden administration are doubling down on policy support to make sure the economy takes off. With the vaccine rollout exceeding expectations for both speed and effectiveness, consumers and businesses are ready to get back to normal.

Despite the forecast for eye-popping growth, the Fed is steadfast in its commitment to keep a lid on rates until there is clear evidence of full employment and realized inflation. Members of the Federal Open Market Committee predict this process will take at least two years. Policymakers expect easy money to spur investment and better productivity, increasing sustainable growth. This risks an overshoot, but Fed officials are confident in their ability to slow the economy with available monetary tools if needed.

Recent fiscal and monetary policies can only be described as unprecedented, and investors should approach the future with humility. The levels of fiscal support and easy money already in place are each considerable. Together, these policies — and proposed programs — are taking us into the great unknown. We believe the economy is poised for takeoff with plenty of liquidity acting as an accelerant. We’re likely to exceed pre-pandemic trend growth by the end of calendar year 2021, and new businesses are forming at a rapid pace. For now, the potential benefits to the economy, and more importantly, to people, seem to outweigh the risks. But it would be imprudent to think that there isn’t a potential downside as well.

Projects that don’t make sense in a normal environment can be funded when interest rates are held below inflation. Episodes like the GameStop short squeeze and the recent implosion of a highly levered investment fund are

2021	ANNUAL REPORT	137

warning signs that discipline may be waning. Many of the policies proposed by the Biden administration make sense, but less productive spending has begun to creep into emergency measures. While inflation remains muted, more of the necessary conditions are in place for rising prices, a potential threat to a key foundation of current valuations and risk taking. When it comes to knowing how much is too much, unfortunately, the only answer is we’ll know it when we see it.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A futures contract is an agreement to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, interest rate, currency or commodity at a specific price on a specific date. Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Securian Core Bond Fund.

138	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	IVY SECURIAN CORE BOND FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	0.6%
Bonds	97.5%
Corporate Debt Securities	45.7%
United States Government and Government Agency Obligations	20.8%
Mortgage-Backed Securities	17.5%
Asset-Backed Securities	12.3%
Municipal Bonds — Taxable	1.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.9%

Quality Weightings

Investment Grade	84.9%
AAA	14.9%
AA	21.4%
A	14.7%
BBB	33.9%
Non-Investment Grade	12.6%
BB	7.7%
B	1.1%
CCC	0.3%
Below CCC	0.0%
Non-rated	3.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+ and Equities	2.5%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2021	ANNUAL REPORT	139

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY SECURIAN CORE BOND FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(3)	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	4.62%	2.29%	6.50%	4.55%	7.77%	7.77%	6.97%	7.33%
5-year period ended 3-31-21	3.18%	2.58%	2.96%	3.18%	4.17%	4.19%	3.42%	3.77%
10-year period ended 3-31-21	3.51%	2.99%	3.16%	3.47%	4.16%	—	—	3.83%
Since Inception of Class through 3-31-21(5)	—	—	—	—	—	3.81%	2.81%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 2.50%(a). Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase. Class E shares carry a CDSC on shares purchased at net asset value for $250,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 2.50% from 5.75%.

140	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY SECURIAN CORE BOND FUND (in thousands)

MARCH 31, 2021

PREFERRED STOCKS	Shares	Value
Industrials

Air Freight & Logistics – 0.6%
Brookfield Infrastructure Partners L.P., 5.000% (A)(B)	280	$7,064

Total Industrials – 0.6%		7,064

TOTAL PREFERRED STOCKS – 0.6%		$7,064
(Cost: $7,000)

ASSET-BACKED SECURITIES	Principal
Air Canada Enhanced Equipment Trust, Series 2015-2, Class AA,
3.550%, 1–15–30 (C)	$4,729	4,465
Air Canada Enhanced Equipment Trust, Series 2020-2, Class A,
5.250%, 4–1–29 (C)	3,000	3,224
American Airlines Class B Pass-Through Certificates, Series 2016-3,
3.750%, 10–15–25	3,829	3,604
American Airlines, Inc. Pass-Through Certificates, Series 2017-1, Class B,
4.950%, 2–15–25	929	865
AmeriCredit Automobile Receivables Trust, Series 2016-4,
2.740%, 12–8–22	2,500	2,510
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class C,
2.710%, 8–18–22	1,670	1,675
AmeriCredit Automobile Receivables Trust, Series 2018-2, Class C,
3.590%, 6–18–24	6,660	6,924
Bank of the West Auto Trust, Series 2017-1, Class D,
3.210%, 4–15–25 (C)	4,500	4,587
British Airways Pass-Through Trust, Series 2019-1A,
3.350%, 6–15–29 (C)	3,025	2,914
British Airways Pass-Through Trust, Series 2020-1A,
4.250%, 11–15–32 (C)	2,305	2,415
British Airways Pass-Through Trust, Series 2020-1B,
8.375%, 11–15–28 (C)	983	1,119
CarMax Auto Owner Trust, Series 2018-1, Class C,
2.950%, 11–15–23	3,700	3,787
Chesapeake Funding II LLC, Series 2017-3, Class D,
3.380%, 8–15–29 (C)	2,500	2,512
Chesapeake Funding II LLC, Series 2017-4A, Class D,
3.260%, 11–15–29 (C)	3,375	3,418
Chesapeake Funding II LLC, Series 2018-1, Class C,
3.570%, 4–15–30 (C)	3,100	3,148
CommonBond Student Loan Trust, Series 2017-BGS, Class C:
4.440%, 9–25–42 (C)	91	95
2.540%, 1–25–47 (C)	5,568	5,713

ASSET-BACKED SECURITIES (Continued)	Principal	Value
CVS Caremark Corp. Pass-Through Trust:
6.036%, 12–10–28	$7,021	$8,190
6.943%, 1–10–30	3,041	3,665
Delta Air Lines, Inc. Pass-Through Certificates, Series 2015-1, Class B,
4.250%, 7–30–23	1,628	1,664
Delta Air Lines, Inc. Pass-Through Certificates, Series 2020A, Class B,
2.500%, 6–10–28	4,774	4,837
Drive Auto Receivables Trust, Series 2017-3, Class D,
3.530%, 12–15–23 (C)	570	578
Drive Auto Receivables Trust, Series 2018-5, Class C,
3.990%, 1–15–25	9,431	9,620
Earnest Student Loan Program LLC, Series 2016-B, Class A2,
3.020%, 5–25–34 (C)	347	348
Earnest Student Loan Program LLC, Series 2017-A, Class B,
3.590%, 1–25–41 (C)	389	392
GM Financial Securitized Term Auto Receivables Trust, Series 2018-1, Class C,
2.770%, 7–17–23	1,400	1,415
Hawaiian Airlines, Inc. Pass-Through Certificates, Series 2013-1, Class B,
4.950%, 1–15–22	3,467	3,437
Invitation Homes Trust, Series 2018-SFR2 (1-Month U.S. LIBOR plus 128 bps),
1.386%, 6–17–37 (C)(D)	4,000	4,011
KKR Industrial Portfolio Trust, Series 2021-KDIP, Class B (1-Month U.S. LIBOR plus 80 bps),
0.906%, 12–15–37 (C)(D)	3,000	2,996
Navient Student Loan Trust, Series 2021-A, Class A,
0.840%, 5–15–69 (C)	3,870	3,857
One Market Plaza Trust, Series 2017-1MKT, Class A,
3.614%, 2–10–32 (C)	4,000	4,091
Progress Residential Trust, Series 2017-SFR1, Class D,
3.565%, 8–17–34 (C)	2,750	2,770
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class A3,
0.460%, 8–15–24 (C)	2,000	2,002
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class B,
0.770%, 12–15–25 (C)	3,250	3,258
Santander Drive Auto Receivables Trust, Series 2018-2, Class E,
5.020%, 9–15–25	5,000	5,190
SoFi Professional Loan Program LLC, Series 2017-F, Class A-2FX,
2.840%, 1–25–41 (C)	3,347	3,425

ASSET-BACKED SECURITIES (Continued)	Principal	Value
SoFi Professional Loan Program LLC, Series 2018-A, Class A-2B,
2.950%, 2–25–42 (C)	$2,600	$2,653
U.S. Airways, Inc. Pass-Through Certificates, Series 2012-2, Class B,
6.750%, 6–3–21	3,931	3,943
U.S. Airways, Inc., Series 2013-1, Class B,
5.375%, 11–15–21	1,244	1,249
United Airlines Pass-Through Certificates, Series 2014-1B,
4.750%, 4–11–22	1,932	1,962
United Airlines Pass-Through Certificates, Series 2014-2B,
4.625%, 9–3–22	2,604	2,659
United Airlines Pass-Through Certificates, Series 2016-1, Class B,
3.650%, 1–7–26	3,344	3,302
United Airlines Pass-Through Certificates, Series 2019-2, Class B,
3.500%, 5–1–28	3,073	2,991
United Airlines Pass-Through Certificates, Series 2020-1A,
5.875%, 10–15–27	7,319	8,114
Volvo Financial Equipment Trust, Series 2018-1, Class C,
3.060%, 12–15–25 (C)	2,600	2,627

TOTAL ASSET-BACKED SECURITIES – 12.3%		$148,221
(Cost: $146,003)

CORPORATE DEBT SECURITIES
Communication Services

Cable & Satellite – 1.0%
CCO Holdings LLC and CCO Holdings Capital Corp.,
4.500%, 5–1–32 (C)	7,500	7,593
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal),
3.300%, 4–1–27	4,620	5,037

		12,630

Integrated Telecommunication Services – 2.4%
AT&T, Inc.:
2.300%, 6–1–27	3,100	3,168
3.650%, 6–1–51	3,100	2,998
3.550%, 9–15–55 (C)	9,512	8,705
Verizon Communications, Inc.:
3.550%, 3–22–51	7,485	7,475
3.700%, 3–22–61	2,500	2,470
Verizon Communications, Inc. (3-Month U.S. LIBOR plus 110 bps),
1.298%, 5–15–25 (D)	3,925	4,013

		28,829

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MARCH 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Wireless Telecommunication Service – 0.2%
Crown Castle Towers LLC,
4.241%, 7–15–28 (C)	$1,800	$2,006

Total Communication Services – 3.6%		43,465
Consumer Discretionary

Automotive Retail – 0.3%
AutoZone, Inc.,
3.625%, 4–15–25	3,250	3,539

Total Consumer Discretionary – 0.3%		3,539
Consumer Staples

Agricultural Products – 0.2%
Ingredion, Inc.,
3.900%, 6–1–50	2,800	2,957

Packaged Foods & Meats – 0.2%
Bunge Ltd. Finance Corp.,
1.630%, 8–17–25	2,475	2,476

Tobacco – 0.2%
Altria Group, Inc. (GTD by Philip Morris USA, Inc.),
5.800%, 2–14–39	1,905	2,325

Total Consumer Staples – 0.6%		7,758
Energy

Integrated Oil & Gas – 0.6%
Equinor ASA (GTD by Equinor Energy AS),
3.000%, 4–6–27	6,600	7,068

Oil & Gas Exploration & Production – 0.4%
Enterprise Products Operating LLC (GTD by Enterprise Products Partners L.P.) (3-Month U.S. LIBOR plus 277.75 bps),
2.968%, 6–1–67 (D)	5,750	5,002

Oil & Gas Refining & Marketing – 1.8%
HollyFrontier Corp.,
2.625%, 10–1–23	6,500	6,698
Marathon Petroleum Corp.,
5.850%, 12–15–45 (B)	7,177	8,507
Valero Energy Corp. (3-Month U.S. LIBOR plus 115 bps),
1.334%, 9–15–23 (D)	6,500	6,522

		21,727

Oil & Gas Storage & Transportation – 5.2%
Boardwalk Pipelines L.P. (GTD by Boardwalk Pipeline Partners L.P.):
3.375%, 2–1–23	856	885
4.950%, 12–15–24	4,051	4,536
5.950%, 6–1–26	1,496	1,736
4.450%, 7–15–27	2,365	2,617
3.400%, 2–15–31	2,000	1,998

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Storage & Transportation (Continued)
EQT Midstream Partners L.P.,
6.500%, 7–15–48	$2,225	$2,219
Gray Oak Pipeline LLC:
2.600%, 10–15–25 (C)	3,600	3,653
3.450%, 10–15–27 (C)	8,835	9,119
Midwest Connector Capital Co. LLC,
3.625%, 4–1–22 (C)	6,000	6,086
MPLX L.P.,
5.500%, 2–15–49	4,125	4,846
MPLX L.P. (3-Month U.S. LIBOR plus 110 bps),
1.285%, 9–9–22 (D)	2,520	2,521
Rattler Midstream L.P.,
5.625%, 7–15–25 (C)	2,500	2,610
Sabine Pass Liquefaction LLC,
4.500%, 5–15–30	3,000	3,367
Sunoco Logistics Partners Operations L.P. (GTD by Sunoco Logistics Partners L.P.),
6.850%, 2–15–40	1,265	1,521
Tennessee Gas Pipeline Co.,
8.375%, 6–15–32	3,200	4,484
Western Midstream Operating L.P.:
3.950%, 6–1–25	4,630	4,755
6.500%, 2–1–50 (E)	4,500	4,866

		61,819

Total Energy – 8.0%		95,616
Financials

Asset Management & Custody Banks – 2.2%
Apollo Management Holdings L.P.,
2.650%, 6–5–30 (C)	4,700	4,618
Main Street Capital Corp.,
3.000%, 7–14–26	6,200	6,163
Owl Rock Technology Finance Corp.,
4.750%, 12–15–25 (C)	2,700	2,888
Owl Rock Technology Finance Corp. and Owl Rock Technology Advisors LLC,
3.750%, 6–17–26 (C)	4,750	4,857
Pine Street Trust I,
4.572%, 2–15–29	3,000	3,371
State Street Corp.,
2.200%, 3–3–31	4,947	4,821

		26,718

Consumer Finance – 1.4%
Discover Bank,
3.450%, 7–27–26	3,975	4,302
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.) (3-Month U.S. LIBOR plus 85 bps),
1.075%, 4–9–21 (D)	4,100	4,100
Hyundai Capital America:
3.250%, 9–20–22 (C)	3,662	3,793
2.850%, 11–1–22 (C)	4,500	4,641

		16,836

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Banks – 4.8%
Bank of America Corp.:
1.922%, 10–24–31	$7,500	$7,058
2.831%, 10–24–51	2,000	1,836
Citizens Bank N.A. (3-Month U.S. LIBOR plus 95 bps),
1.143%, 3–29–23 (D)	10,400	10,542
Compass Bank:
3.500%, 6–11–21	2,000	2,007
3.875%, 4–10–25	6,750	7,375
HSBC Holdings plc,
3.262%, 3–13–23	3,600	3,690
Truist Financial Corp.,
5.050%, 12–15–68	2,765	2,803
U.S. Bancorp:
3.000%, 7–30–29	2,700	2,829
5.300%, 12–29–49	1,675	1,837
Wells Fargo & Co.:
3.000%, 10–23–26	1,500	1,601
2.393%, 6–2–28	10,000	10,249
Wells Fargo N.A. (3-Month U.S. LIBOR plus 62 bps),
0.810%, 5–27–22 (D)	5,100	5,105

		56,932

Investment Banking & Brokerage – 1.1%
Charles Schwab Corp. (The),
4.625%, 12–29–49	4,200	4,257
Goldman Sachs Group, Inc. (The) (3-Month U.S. LIBOR plus 78 bps),
0.992%, 10–31–22 (D)	5,780	5,800
Morgan Stanley:
5.500%, 7–28–21	990	1,006
3.125%, 7–27–26	1,400	1,507

		12,570

Life & Health Insurance – 1.2%
Equitable Financial Life Insurance Co.,
1.400%, 7–7–25 (C)	5,850	5,847
Teachers Insurance & Annuity Association of America,
4.270%, 5–15–47 (C)	5,000	5,620
Unum Group,
5.750%, 8–15–42	2,324	2,714

		14,181

Multi-line Insurance – 0.4%
Athene Holding Ltd.,
3.500%, 1–15–31	4,700	4,830

Multi-Line Insurance – 1.0%
Athene Global Funding,
2.800%, 5–26–23 (C)	5,000	5,216
Kemper Corp.,
2.400%, 9–30–30	7,500	7,205

		12,421

Other Diversified Financial Services – 2.2%
Citigroup, Inc.,
3.875%, 5–18–69	5,500	5,474

142	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY SECURIAN CORE BOND FUND (in thousands)

MARCH 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Other Diversified Financial Services (Continued)
Jefferies Group LLC and Jefferies Group Capital Finance, Inc.,
4.150%, 1–23–30	$2,915	$3,201
JPMorgan Chase & Co.:
1.764%, 11–19–31	5,000	4,663
4.600%, 8–1–68	2,000	2,023
JPMorgan Chase & Co. (3-Month U.S. LIBOR plus 332 bps),
3.545%, 1–1–68 (D)	6,975	6,944
JPMorgan Chase & Co. (3-Month U.S. LIBOR plus 347 bps),
3.682%, 4–29–49 (D)	4,297	4,289

		26,594

Property & Casualty Insurance – 0.2%
Liberty Mutual Group, Inc.,
4.300%, 2–1–61 (C)	3,000	2,704

Regional Banks – 1.3%
Regions Financial Corp.,
3.800%, 8–14–23	2,275	2,440
SunTrust Banks, Inc. (3-Month U.S. LIBOR plus 59 bps),
0.782%, 5–17–22 (D)	3,125	3,143
SVB Financial Group,
4.100%, 5–15–69	4,500	4,511
Synovus Financial Corp.,
3.125%, 11–1–22	5,680	5,871

		15,965

Specialized Finance – 0.1%
Ashtead Capital, Inc.,
4.000%, 5–1–28 (C)	900	940

Total Financials – 15.9%		190,691
Health Care

Health Care Facilities – 0.9%
New York and Presbyterian Hospital (The):
2.256%, 8–1–40	7,950	7,114
2.606%, 8–1–60	1,600	1,365
NYU Hospitals Center,
4.428%, 7–1–42	2,315	2,709

		11,188

Health Care Services – 0.5%
Cigna Corp.,
4.900%, 12–15–48	4,963	6,079

Pharmaceuticals – 0.9%
Johnson & Johnson,
2.250%, 9–1–50	4,600	4,093
Upjohn, Inc.:
2.300%, 6–22–27 (C)	3,400	3,428
3.850%, 6–22–40 (C)	2,430	2,487

		10,008

Total Health Care – 2.3%		27,275

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrials

Airlines – 1.9%
American Airlines, Inc. and AAdvantage Loyalty IPLtd. (GTD by American Airlines Group, Inc.):
5.500%, 4–20–26 (C)	$4,000	$4,163
5.750%, 4–20–29 (C)	1,000	1,063
Delta Air Lines, Inc.,
8.021%, 8-10-22 (C)	1,134	1,183
Hawaiian Brand Intellectual Property Ltd. and HawaiianMiles Loyalty Ltd.,
5.750%, 1–20–26 (C)	4,750	5,047
JetBlue Airways Corp.:
7.750%, 11–15–28	3,725	4,245
4.000%, 11–15–32	1,600	1,726
Spirit IP Cayman Ltd. and Spirit Loyalty Cayman Ltd. (GTD by Spirit Airlines, Inc.),
8.000%, 9–20–25 (C)	2,750	3,108
U.S. Airways Group, Inc., Class A,
6.250%, 4–22–23	1,730	1,730

		22,265

Highways & Railtracks – 0.6%
Transurban Finance Co. Pty Ltd.,
2.450%, 3–16–31 (C)	7,700	7,480

Railroads – 0.5%
CSX Corp.:
4.750%, 11–15–48	950	1,142
4.250%, 11–1–66	4,175	4,743

		5,885

Total Industrials – 3.0%		35,630
Information Technology

IT Consulting & Other Services – 0.5%
Leidos, Inc. (GTD by Leidos Holdings, Inc.):
2.950%, 5–15–23 (C)	4,665	4,877
7.125%, 7–1–32	1,500	1,980

		6,857

Technology Hardware, Storage & Peripherals – 0.5%
Dell International LLC and EMC Corp.,
4.900%, 10–1–26 (C)	5,000	5,672

Total Information Technology – 1.0%		12,529
Materials

Diversified Metals & Mining – 0.4%
FMG Resources (August 2006) Pty Ltd.,
4.375%, 4–1–31 (C)	4,500	4,582

Total Materials – 0.4%		4,582

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Real Estate

Specialized REITs – 0.3%
American Tower Corp.,
3.070%, 3–15–23 (C)	$3,100	$3,136

Total Real Estate – 0.3%		3,136
Utilities

Electric Utilities – 5.4%
Cleco Corporate Holdings LLC,
3.743%, 5–1–26 (E)	2,200	2,388
Entergy Mississippi, Inc.,
3.250%, 12–1–27	2,750	2,944
Entergy Texas, Inc.,
3.450%, 12–1–27	3,600	3,851
Eversource Energy,
3.800%, 12–1–23	3,550	3,836
Exelon Corp.:
4.050%, 4–15–30	2,500	2,786
4.700%, 4–15–50	3,340	4,000
Exelon Generation Co. LLC,
3.250%, 6–1–25	3,475	3,710
FirstEnergy Transmission LLC,
5.450%, 7–15–44 (C)	3,871	4,472
Florida Power & Light Co.,
2.850%, 4–1–25	3,155	3,367
Florida Power & Light Co. (3-Month U.S. LIBOR plus 38 bps),
0.599%, 7–28–23 (D)	4,000	4,000
Indianapolis Power & Light Co.,
4.700%, 9–1–45 (C)	3,150	3,682
IPALCO Enterprises, Inc.,
3.700%, 9–1–24	2,650	2,862
MidAmerican Energy Co.,
4.250%, 7–15–49	3,500	4,111
PacifiCorp,
3.300%, 3–15–51	3,335	3,288
PPL Capital Funding, Inc. (GTD by PPL Corp.) (3-Month LIBOR plus 266.5 bps),
2.864%, 3–30–67 (D)	4,972	4,660
Vistra Operations Co. LLC,
5.625%, 2–15–27 (C)	4,249	4,416
Xcel Energy, Inc.,
3.500%, 12–1–49	6,850	6,855

		65,228

Gas Utilities – 1.2%
AGL Capital Corp.,
3.875%, 11–15–25	7,050	7,788
El Paso Natural Gas Co. LLC,
8.375%, 6–15–32 (E)	2,000	2,823
Piedmont Natural Gas Co., Inc.,
3.350%, 6–1–50	4,400	4,277

		14,888

Independent Power Producers & Energy Traders – 0.8%
AES Corp. (The):
3.300%, 7–15–25 (C)	1,365	1,449
1.375%, 1–15–26 (C)	3,730	3,635
3.950%, 7–15–30 (C)	3,670	3,924

		9,008

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SCHEDULE OF INVESTMENTS	IVY SECURIAN CORE BOND FUND (in thousands)

MARCH 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Multi-Utilities – 2.9%
Ameren Corp.,
3.500%, 1–15–31	$6,775	$7,190
Dominion Energy, Inc.,
2.715%, 8–15–21 (E)	9,000	9,075
East Ohio Gas Co. (The):
1.300%, 6–15–25 (C)	3,375	3,365
3.000%, 6–15–50 (C)	4,110	3,796
Pacific Gas and Electric Co.:
1.750%, 6–16–22	4,800	4,807
4.500%, 7–1–40	6,359	6,452

		34,685

Total Utilities – 10.3%		123,809

TOTAL CORPORATE DEBT SECURITIES – 45.7%		$548,030
(Cost: $534,821)

MORTGAGE-BACKED SECURITIES
Commercial Mortgage-Backed Securities – 4.4%
BAMLL Commercial Mortgage Securities Trust 2014-520M, Class A (Mortgage spread to 10-year U.S. Treasury index),
4.185%, 8–15–46 (C)(D)	4,130	4,527
Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-TBR, Class A (1-Month U.S. LIBOR plus 83 bps),
0.936%, 12–15–36 (C)(D)	10,000	9,963
Credit Suisse Mortgage Capital Trust, Series 2014-USA, Class A-1,
3.304%, 9–15–37 (C)	1,340	1,369
Credit Suisse Mortgage Capital Trust, Series 2017-HL1, Class A12 (Mortgage spread to 10-year U.S. Treasury index),
3.500%, 6–25–47 (C)(D)	4,775	4,871
GS Mortgage Securities Corp. Trust, Commercial Mortgage Pass-Through Certificates, Series 2012-BWTR (Mortgage spread to 5-year U.S. Treasury index),
3.440%, 11–5–34 (C)(D)	1,000	971
Hometown Commercial Trust, Commercial Mortgage-Backed Notes, Series 2007-1,
6.057%, 6–11–39 (C)	6	2
Invitation Homes Trust, Series 2018-SFR1 (1-Month U.S. LIBOR plus 125 bps),
1.358%, 3–17–37 (C)(D)	4,500	4,508
Invitation Homes Trust, Series 2018-SFR3, Class A (1-Month U.S. LIBOR plus 100 bps),
1.108%, 7–17–37 (C)(D)	4,544	4,552

MORTGAGE-BACKED SECURITIES (Continued)	Principal	Value
Commercial Mortgage-Backed Securities (Continued)
Invitation Homes Trust, Series 2018-SFR3, Class D (1-Month U.S. LIBOR plus 165 bps),
1.758%, 7–17–37 (C)(D)	$5,000	$5,018
JPMorgan Chase Comm Mortgage Securities Corp., Comm Mortgage Pass-Through Certs, Series 2016-JP4, Class A-4 (10-Year U.S. Treasury index plus 110 bps),
3.648%, 12–15–49 (D)	575	630
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2017-JP5, Class A-5,
3.723%, 3–15–50	1,500	1,649
Mellon Residential Funding Corp., Series 1998-2, Class B-1,
6.750%, 6–25–28	1	1
UBS Commercial Mortgage Trust, Series 2017-C1, Class AS,
3.724%, 6–15–50	4,000	4,311
UBS Commercial Mortgage Trust, Series 2017-C6, Class A5,
3.580%, 12–15–50	7,000	7,638
UBS Commercial Mortgage Trust, Series 2017-C7, Class AS (Mortgage spread to 10-year U.S. Treasury index),
4.061%, 12–15–50 (D)	2,300	2,559

		52,569

Other Mortgage-Backed Securities – 13.1%
Agate Bay Mortgage Loan Trust 2015-6, Class B1 (Mortgage spread to 10-year U.S. Treasury index),
3.629%, 9–25–45 (C)(D)	4,783	4,952
Agate Bay Mortgage Loan Trust 2016-1, Class B1 (Mortgage spread to 7-year U.S. Treasury index),
3.728%, 12–25–45 (C)(D)	5,586	5,486
Agate Bay Mortgage Loan Trust, Series 2013-1, Class B4 (Mortgage spread to 10-year U.S. Treasury index),
3.607%, 7–25–43 (C)(D)	1,810	1,795
Agate Bay Mortgage Loan Trust, Series 2015-5, Class B3 (Mortgage spread to 7-year U.S. Treasury index),
3.620%, 7–25–45 (C)(D)	2,273	2,322
Bear Stearns Mortgage Securities, Inc., Series 1996-6, Class B2,
8.000%, 11–25–29	24	23
Bellemeade Re Ltd., Series 2018-1A, Class M1B (1-Month U.S. LIBOR plus 160 bps),
1.709%, 4–25–28 (C)(D)	2,179	2,179
Bellemeade Re Ltd., Series 2020-4A, Class M2A (1-Month U.S. LIBOR plus 260 bps),
2.709%, 6–25–30 (C)(D)	4,000	4,000

MORTGAGE-BACKED SECURITIES (Continued)	Principal	Value
Other Mortgage-Backed Securities (Continued)
CHL Mortgage Pass-Through Trust, Series 2004-J4,
5.250%, 5–25–34	$45	$45
Citigroup Mortgage Loan Trust, Series 2018-RP1 (3-year U.S. Treasury index plus 60 bps):
3.500%, 10–25–43 (C)(D)	2,323	2,336
3.000%, 9–25–64 (C)(D)	2,400	2,474
COLT Funding LLC Mortgage Loan Trust, Series 2019-3, Class A1 (Mortgage spread to 2-year U.S. Treasury index),
2.764%, 8–25–49 (C)(D)	2,128	2,137
CommonBond Student Loan Trust, Series 2017-BGS, Class C,
1.200%, 3–25–52 (C)	2,300	2,293
Credit Suisse Mortgage Trust, Series 2013-7, Class B4 (Mortgage spread to 1-year U.S. Treasury index),
3.579%, 8–25–43 (C)(D)	2,893	2,923
Eagle Re Ltd., Series 2020-1, Class M1B (1-Month U.S. LIBOR plus 145 bps),
1.559%, 1–25–30 (C)(D)	10,721	10,558
Eagle Re Ltd., Series 2020-2, Class M1B (ICE LIBOR plus 400 bps),
4.109%, 10–25–30 (C)(D)	1,750	1,777
Earnest Student Loan Program LLC, Series 2016-D, Class A2,
2.720%, 1–25–41 (C)	1,485	1,488
Home Partners of America Trust, Series 2018-1, Class A (1-Month U.S. LIBOR plus 90 bps),
1.008%, 7–17–37 (C)(D)	3,374	3,379
Invitation Homes Trust, Series 2018-SFR4, Class C (1-Month U.S. LIBOR plus 140 bps),
1.508%, 1–17–38 (C)(D)	13,100	13,175
JPMorgan Mortgage Trust, Series 2004-A3, Class 4-A-2 (Mortgage spread to 10-year U.S. Treasury index),
3.268%, 7–25–34 (D)	7	7
JPMorgan Mortgage Trust, Series 2013-2, Class B3 (Mortgage spread to 7-year U.S. Treasury index),
3.608%, 5–25–43 (C)(D)	1,287	1,304
JPMorgan Mortgage Trust, Series 2013-2, Class B4 (Mortgage spread to 5-year U.S. Treasury index),
3.608%, 5–25–43 (C)(D)	802	802
JPMorgan Mortgage Trust, Series 2016-3, Class B3 (Mortgage spread to 7-year U.S. Treasury index),
3.324%, 10–25–46 (C)(D)	2,533	2,572

144	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY SECURIAN CORE BOND FUND (in thousands)

MARCH 31, 2021

MORTGAGE-BACKED SECURITIES (Continued)	Principal		Value
Other Mortgage-Backed Securities (Continued)
JPMorgan Mortgage Trust, Series 2017-4, Class A-13 (Mortgage spread to 10-year U.S. Treasury index):
3.500%, 11–25–48 (C)(D)	$6,553		$6,669
2.500%, 8–25–51 (C)	6,000		5,863
Kubota Credit Owner Trust, Series 2020-2A, Class A2,
0.410%, 6–15–23 (C)	5,152		5,156
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4,
3.720%, 12–15–49	320		353
Morgan Stanley Capital I Trust, Series 2012-STAR, Class B,
3.451%, 8–5–34 (C)	930		927
Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10 (1-Month U.S. LIBOR plus 325 bps),
3.359%, 10–15–49 (C)(D)	1,000		994
Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M7 (1-Month U.S. LIBOR plus 170 bps),
1.809%, 10–15–49 (C)(D)	1,091		1,088
Navient Student Loan Trust, Series 2020-HA, Class A,
1.310%, 1–15–69 (C)	4,902		4,933
Navient Student Loan Trust, Series 2021-BA, Class A,
0.940%, 7–15–69 (C)	7,000		6,994
ONE Park Mortgage Trust, Series 2021-PARK, Class A (1-Month U.S. LIBOR plus 70 bps),
0.950%, 3–15–36 (C)(D)	7,500		7,474
PMT Credit Risk Transfer Trust, Series 2021-1R, Class A (1-Month U.S. LIBOR plus 290 bps),
3.015%, 2–27–24 (C)(D)	7,489		7,487
Progress Residential Trust, Series 2018-SFR3, Class C,
4.178%, 10–17–35 (C)	5,000		5,050
Prudential Home Mortgage Securities, Series 1994A, Class 5B (Mortgage spread to 2-year U.S. Treasury index),
6.730%, 4–28–24 (C)(D)	—	*	—	*
Prudential Home Mortgage Securities, Series 1994E, Class 5B (Mortgage spread to 2-year U.S. Treasury index),
7.639%, 9–28–24 (C)(D)	—	*	—	*
Radnor Re Ltd., Series 2020-1, Class M1B (1-Month U.S. LIBOR plus 145 bps),
1.559%, 2–25–30 (C)(D)	4,650		4,536
Salomon Brothers Mortgage Securities VII, Inc., Series 1997-HUD, Class B-2 (Mortgage spread to 3-year U.S. Treasury index),
3.407%, 12–25–30 (D)	736		126

MORTGAGE-BACKED SECURITIES (Continued)	Principal	Value
Other Mortgage-Backed Securities (Continued)
Sequoia Mortgage Trust, Series 2012-5, Class B2 (Mortgage spread to 3-year U.S. Treasury index),
3.887%, 11–25–42 (D)	$2,219	$2,272
Sequoia Mortgage Trust, Series 2015-3, Class B1 (Mortgage spread to 7-year U.S. Treasury index),
3.717%, 7–25–45 (C)(D)	2,922	3,024
Shellpoint Co-Originator Trust, Series 2015-1, Class B3 (Mortgage spread to 7-year U.S. Treasury index),
3.811%, 8–25–45 (C)(D)	3,911	4,007
Sofi Mortgage Trust, Series 2016-1A, Class B2 (Mortgage spread to 2-year U.S. Treasury index),
3.124%, 11–25–46 (C)(D)	1,903	1,945
SoFi Professional Loan Program LLC, Series 2015-D, Class A-2,
2.720%, 10–27–36	1,383	1,404
SoFi Professional Loan Program LLC, Series 2017-D, Class A-2FX,
2.650%, 9–25–40	1,615	1,652
SoFi Professional Loan Program LLC, Series 2020-C, Class A-FX,
1.950%, 2–15–46 (C)	2,150	2,183
Structured Asset Mortgage Investments, Inc., Series 1998-2, Class B,
6.750%, 5–2–30	3	—	*
Structured Asset Mortgage Investments, Inc., Series 1998-2, Class C,
6.750%, 5–2–30	2	—	*
Towd Point Mortgage Trust, Series 2015-2, Class 2-M2 (Mortgage spread to 7-year U.S. Treasury index),
4.100%, 11–25–57 (C)(D)	7,050	7,585
Tricon American Homes Trust, Series 2020-SFR2, Class B,
1.832%, 11–17–39 (C)	2,475	2,408
Winwater Mortgage Loan Trust 2015-B1 (Mortgage spread to 10-year U.S. Treasury index),
3.766%, 8–20–45 (C)(D)	5,237	5,520

		157,677

TOTAL MORTGAGE-BACKED SECURITIES – 17.5%		$210,246
(Cost: $209,258)

MUNICIPAL BONDS – TAXABLE

Alabama – 0.4%
Muni Elec Auth of GA, Plant Vogtle Units 3 & 4 Proj M Bonds, Ser 2010A,
6.655%, 4–1–57	2,965	4,280

MUNICIPAL BONDS – TAXABLE (Continued)	Principal	Value
New York – 0.7%
Port Auth of NY & NJ Consolidated Bonds, 168th Ser,
4.926%, 10–1–51	$2,690	$3,514
Port Auth of NY & NJ Consolidated Bonds, Ser 174,
4.458%, 10–1–62	3,710	4,581

		8,095

Washington – 0.1%
Pub Util Dist No. 1, Douglas Cnty, WA, Wells Hydroelec Bonds, Ser 2010A,
5.450%, 9–1–40	1,205	1,586

TOTAL MUNICIPAL BONDS – TAXABLE – 1.2%		$13,961
(Cost: $11,263)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 9.0%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO,
5.300%, 1–15–33	35	41
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 215 bps),
2.268%, 12–25–30 (C)(D)	5,000	4,997
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 280 bps),
4.909%, 5–25–28 (D)	2,877	2,982
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 330 bps),
3.409%, 10–25–27 (D)	10,483	10,686
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 380 bps),
3.909%, 3–25–29 (D)	3,782	3,930
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 445 bps),
4.559%, 4–25–30 (D)	1,250	1,272
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 455 bps),
4.659%, 10–25–24 (D)	951	968
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 515 bps),
5.259%, 11–25–28 (D)	2,648	2,758
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 555 bps),
5.659%, 7–25–28 (D)	5,037	5,290
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 95 bps),
1.059%, 10–25–29 (D)	5,700	5,583
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 30-year U.S. Treasury index),
4.000%, 8–25–56 (C)(D)	1,466	1,499

2021	ANNUAL REPORT	145

SCHEDULE OF INVESTMENTS	IVY SECURIAN CORE BOND FUND (in thousands)

MARCH 31, 2021

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 7-year U.S. Treasury index),
4.000%, 7–25–56 (D)	$5,830	$5,896
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
3.500%, 5–25–45	1,425	1,421
3.000%, 10–25–46	399	381
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 300 bps),
3.109%, 10–25–29 (D)	2,702	2,762
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 365 bps),
3.759%, 9–25–29 (D)	1,748	1,796
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 430 bps),
4.409%, 2–25–25 (D)	1,009	1,021
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 440 bps),
4.509%, 1–25–24 (D)	2,375	2,428
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 445 bps),
4.559%, 1–25–29 (D)	3,564	3,708
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 550 bps),
5.609%, 9–25–29 (D)	2,650	2,853
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
3.000%, 9–1–22	66	69
5.000%, 7–1–23	21	23
6.000%, 8–1–23	22	23
5.500%, 2–1–24	11	12
4.500%, 4–1–25	39	42
3.500%, 11–1–25	106	113
3.500%, 6–1–26	186	199
2.500%, 11–1–27	390	406
6.000%, 8–1–29	16	18
7.500%, 5–1–31	11	13
7.000%, 9–1–31	3	3
7.000%, 11–1–31	44	51
6.500%, 12–1–31	4	5
6.500%, 2–1–32	46	54
7.000%, 2–1–32	31	37
7.000%, 3–1–32	51	61
6.500%, 4–1–32	8	9
6.500%, 5–1–32	12	14
6.500%, 7–1–32	5	6
6.500%, 8–1–32	8	10
6.000%, 9–1–32	9	10
6.500%, 9–1–32	18	21
6.000%, 10–1–32	158	187
6.500%, 10–1–32	17	20
6.000%, 11–1–32	139	166

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
3.500%, 12–1–32	$787	$851
6.000%, 3–1–33	180	211
5.500%, 4–1–33	155	180
5.500%, 5–1–33	10	11
6.000%, 6–1–33	27	30
6.500%, 8–1–33	9	10
6.000%, 10–1–33	33	38
6.000%, 12–1–33	40	47
5.500%, 1–1–34	32	37
5.500%, 1–1–34	29	34
6.000%, 1–1–34	18	22
5.000%, 3–1–34	4	5
5.500%, 3–1–34	14	16
5.500%, 4–1–34	11	12
5.000%, 5–1–34	3	4
6.000%, 8–1–34	36	42
5.500%, 9–1–34	103	117
6.000%, 9–1–34	31	37
6.500%, 9–1–34	78	89
5.500%, 11–1–34	110	125
6.000%, 11–1–34	65	74
6.500%, 11–1–34	2	3
5.000%, 12–1–34	164	189
5.500%, 1–1–35	97	113
5.500%, 1–1–35	20	23
5.500%, 2–1–35	277	324
5.500%, 2–1–35	27	32
6.500%, 3–1–35	71	84
5.500%, 4–1–35	70	82
4.500%, 5–1–35	77	85
5.500%, 6–1–35	3	3
4.500%, 7–1–35	90	100
5.000%, 7–1–35	183	213
5.000%, 7–1–35	38	44
5.500%, 7–1–35	30	35
5.500%, 8–1–35	4	4
5.500%, 10–1–35	122	142
5.500%, 11–1–35	49	57
5.000%, 2–1–36	16	19
5.500%, 2–1–36	18	21
6.500%, 2–1–36	11	13
5.500%, 9–1–36	86	100
5.500%, 11–1–36	34	39
6.000%, 11–1–36	23	27
6.000%, 1–1–37	19	23
6.000%, 5–1–37	49	58
5.500%, 6–1–37	28	33
6.000%, 8–1–37	30	36
7.000%, 10–1–37	15	16
5.000%, 4–1–38	95	111
6.000%, 10–1–38	70	83
4.500%, 6–1–39	61	69
5.000%, 12–1–39	171	198
5.500%, 12–1–39	88	102
5.000%, 3–1–40	382	444
4.500%, 10–1–40	277	312
4.000%, 12–1–40	352	388
3.500%, 4–1–41	853	927
4.000%, 4–1–41	599	663
4.500%, 4–1–41	893	1,008
5.000%, 4–1–41	99	115
4.500%, 7–1–41	386	433

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
4.000%, 8–1–41	$308	$339
4.000%, 9–1–41	459	505
4.000%, 10–1–41	592	655
3.500%, 11–1–41	1,439	1,564
3.500%, 1–1–42	393	427
3.500%, 8–1–42	929	1,011
3.000%, 9–1–42	1,058	1,125
3.500%, 1–1–43	468	508
3.500%, 2–1–43	765	836
3.000%, 5–1–43	1,442	1,533
4.000%, 1–1–44	613	683
4.000%, 4–1–44	1,445	1,598
3.500%, 5–1–45	910	977
3.500%, 6–1–45	881	950
3.500%, 7–1–45	716	769
3.500%, 8–1–45	466	493
3.500%, 9–1–45	565	604
3.000%, 1–1–46	1,404	1,472
4.000%, 2–1–47	356	386
Government National Mortgage Association Agency REMIC/CMO:
0.643%, 7–16–40 (F)	10	—	*
0.004%, 6–17–45 (F)	172	—	*
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
6.250%, 7–15–24	19	21
4.000%, 8–20–31	367	407
5.000%, 7–15–33	52	60
5.000%, 7–15–34	45	51
5.500%, 12–15–34	59	68
5.000%, 1–15–35	74	86
3.250%, 11–20–35	442	468
5.000%, 12–15–35	117	133
4.000%, 6–20–36	605	654
5.500%, 7–15–38	63	74
5.500%, 10–15–38	84	99
5.000%, 12–15–39	64	73
5.000%, 1–15–40	362	422
4.500%, 6–15–40	191	216
5.000%, 7–15–40	63	72
4.000%, 12–20–40	282	313
4.000%, 1–15–41	281	311
4.000%, 10–15–41	158	175
3.500%, 10–20–43	685	743
4.000%, 12–20–44	228	252
3.500%, 2–20–45	928	1,002
3.000%, 3–15–45	1,638	1,717
3.500%, 4–20–46	381	407
U.S. Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 1995-1, Class 2,
7.793%, 2–15–25	4	5
U.S. Dept of Veterans Affairs, Gtd REMIC Pass-Through Certs, Vendee Mortgage Trust, Series 1995-1, Class 1 (Mortgage spread to 3-year U.S. Treasury index),
6.156%, 2–15–25 (D)	23	25

146	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY SECURIAN CORE BOND FUND (in thousands)

MARCH 31, 2021

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal		Value
Mortgage-Backed Obligations (Continued)
Uniform Mortgage Back Security:
5.000%, 4–1–23	$30		$32
3.500%, 8–1–26	181		194
2.500%, 3–1–28	229		240
2.500%, 4–1–28	214		224
5.000%, 5–1–29	17		19
3.500%, 5–1–32	520		559
6.500%, 9–1–32	14		16
6.000%, 11–1–33	22		26
5.500%, 5–1–34	193		224
6.500%, 5–1–34	72		85
5.500%, 6–1–34	54		63
5.000%, 9–1–34	—	*	—	*
5.500%, 9–1–34	2		2
5.500%, 10–1–34	100		117
5.500%, 7–1–35	24		28
5.000%, 8–1–35	20		24
5.500%, 10–1–35	29		34
5.000%, 11–1–35	61		71
5.000%, 12–1–35	14		16
6.500%, 7–1–36	7		8
7.000%, 12–1–37	20		23
5.500%, 3–1–38	100		118
5.500%, 2–1–39	143		168
5.000%, 11–1–39	57		66
5.000%, 1–1–40	388		451
5.000%, 4–1–40	76		88
5.000%, 8–1–40	85		97
4.000%, 10–1–40	205		227
4.000%, 11–1–40	365		407
4.500%, 1–1–41	252		280
4.000%, 2–1–41	704		779

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
4.000%, 3–1–41	$230	$254
4.500%, 3–1–41	153	173
4.500%, 4–1–41	481	542
4.000%, 6–1–41	260	288
4.000%, 8–1–41	131	144
4.000%, 11–1–41	1,568	1,725
3.000%, 8–1–42	640	681
3.500%, 8–1–42	635	690
3.000%, 1–1–43	831	884
3.000%, 2–1–43	1,047	1,117

		108,080

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 9.0%		$108,080
(Cost: $106,589)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 11.8%
U.S. Treasury Bonds:
5.375%, 2–15–31 (G)	4,940	6,609
1.125%, 8–15–40	6,228	5,064
1.875%, 2–15–41	7,500	6,983
1.625%, 11–15–50	12,275	10,228
U.S. Treasury Notes:
1.750%, 12–31–24	2,350	2,452
1.375%, 1–31–25	5,000	5,145
0.375%, 12–31–25	28,045	27,389
0.375%, 1–31–26	2,000	1,950
0.500%, 2–28–26	7,545	7,398
0.625%, 12–31–27	37,000	35,232

UNITED STATES GOVERNMENT OBLIGATIONS (Continued)	Principal	Value
Treasury Obligations (Continued)
0.750%, 1–31–28	$6,300	$6,040
1.125%, 2–29–28	10,000	9,825
1.125%, 2–15–31 (B)	18,125	17,125

		141,440

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 11.8%		$141,440
(Cost: $144,593)

SHORT-TERM SECURITIES	Shares
Money Market Funds (I) – 1.5%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.010% (H)	2,274	2,274
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.040%	15,562	15,562

		17,836

TOTAL SHORT-TERM SECURITIES – 1.5%		$17,836
(Cost: $17,836)

TOTAL INVESTMENT SECURITIES – 99.6%		$1,194,878
(Cost: $1,177,363)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		4,410

NET ASSETS – 100.0%		$1,199,288

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Listed on an exchange outside the United States.

(B)	All or a portion of securities with an aggregate value of $11,411 are on loan.

(C)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021 the total value of these securities amounted to $416,551 or 34.7% of net assets.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2021. Description of the reference rate and spread, if applicable, are included in the security description.

(E)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at March 31, 2021.

(F)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(G)	All or a portion of securities with an aggregate value of $3,813 have been pledged as collateral on open futures contracts.

(H)	Investment made with cash collateral received from securities on loan.

(I)	Rate shown is the annualized 7-day yield at March 31, 2021.

2021	ANNUAL REPORT	147

SCHEDULE OF INVESTMENTS	IVY SECURIAN CORE BOND FUND (in thousands)

MARCH 31, 2021

The following futures contracts were outstanding at March 31, 2021 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. 10-Year Ultra Treasury Note	Short	273	6–30–21	27,300	$(39,227)	$1,377
U.S. 5-Year Treasury Note	Long	553	6–30–21	55,300	68,239	(835)
U.S. Treasury Long Bond	Long	519	6–30–21	51,900	80,234	(3,237)
U.S. Treasury Ultra Long Bond	Short	62	6–30–21	6,200	(11,235)	567

					$98,011	$(2,128)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Preferred Stocks	$7,064	$—	$—
Asset-Backed Securities	—	148,221	—
Corporate Debt Securities	—	548,030	—
Mortgage-Backed Securities	—	210,246	—
Municipal Bonds	—	13,961	—
United States Government Agency Obligations	—	108,080	—
United States Government Obligations	—	141,440	—
Short-Term Securities	17,836	—	—
Total	$24,900	$1,169,978	$—
Futures Contracts	$1,944	$—	$—

Liabilities
Futures Contracts	$4,072	$—	$—

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

148	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	IVY SMALL CAP CORE FUND

(UNAUDITED)

Kenneth G. Gau

Below, Kenneth G. Gau, portfolio manager of Ivy Small Cap Core Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2021. Mr. Gau has managed the Fund since 2014, and has 28 years of industry experience.

Fiscal year Performance

For the 12 Months Ended March 31, 2021
Ivy Small Cap Core Fund (Class A shares at net asset value)	74.15%
Ivy Small Cap Core Fund (Class A shares, including sales charges)	68.01%

Benchmark and Morningstar Category
Russell 2000 Index	94.85%
(Generally reflects the performance of small-company stocks)
Morningstar Small Blend Category Average	89.31%
(Generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fee and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Key Factors

More than a year has passed since the COVID-19 pandemic began in earnest in the U.S., and it is a year that will not soon be forgotten by those who experienced it. Businesses and offices were forced to close or restrict their activities in an effort to stop the spread of the disease, cratering economic activity and triggering massive government response. Congress passed around $3.3 trillion in fiscal stimulus in 2020 and an additional $1.9 trillion so far in 2021, the Federal Reserve (Fed) has increased its balance sheet by 90% and governments around the globe implemented similar plans to varying degrees of magnitude. As the pandemic forced consumers inside their homes, the shape of spending changed drastically with a shift to goods at the expense of services as many services became inaccessible. This spike in demand for goods drove massive disruptions in supply chains and logistics across many industries, especially when coupled with onerous restrictions on businesses early in the pandemic and a global supply chain that had become more interconnected, more just-in-time oriented, and more complex. The current shortages in semiconductors and bottlenecks in shipping are just the latest iteration of this disruption.

This record level of support kickstarted one of the most powerful 12-month rallies in the history of the Russell 2000 Index, with the index up nearly 95% on a total return basis for the year ending March 31, 2021. The performance was an amazing result given the high amount of economic, social, and political unrest and uncertainty that characterized the year. After the initial bounce-back in the second calendar quarter of 2020, gains were relatively more muted in third calendar quarter as markets debated the timing and efficacy of vaccines and treatments for COVID-19. The market got its answer on November 9 when Pfizer released better than expected vaccine efficacy, followed closely by Moderna and later by Johnson & Johnson. As production and distribution ramped, the Russell 2000 Index rallied 36% and the yield on the 10-year U.S. Treasury bond rose 92 basis points since that date. Investors have positioned themselves for higher growth given the anticipated reopening and higher inflation based on the stimulus efforts and aforementioned supply chain disruptions.

Rising rates and broadening economic growth expectations have proven positive for small cap stock sentiment, as ETF inflows into the category were the highest ever over a 12-month timespan. This type of positive sentiment is reflected in 1-year sector performance within the Russell 2000 Index as cyclical sectors like consumer discretionary (+200%), energy (+139.6%), and materials (+129.9%) led the index, while more defensive areas such as utilities (+16.9%), real estate (+56.4%), and communication services (+67.7%) trailed.

While we are clearly not out of the woods with the pandemic given recurring lockdowns in Europe, virus variants, and global vaccine rollout hiccups, we are drawing nearer to a resumption of normal life. Investors are positioning for this rebound as evidenced by the furious rally from the bottom, but the question will be whether the expectations can be met. As the reopening uncertainty starts to clear over the coming months and quarters, some companies will exceed expectations and some will fail to meet them, but the return of a more normal cadence of business should help the market be more driven by fundamental business performance as opposed to the more thematic and macro-driven trading we have seen over the last year.

Contributors and Detractors

For the fiscal year ending March 31, 2021, the Fund lagged its benchmark and peers as the recovery in stocks took hold at a much faster pace than we had anticipated. The defensive stocks that drove relative outperformance late in the Fund’s fiscal 2020 quickly flipped to underperformance as the fiscal and monetary stimulus-fueled rally took hold early in fiscal 2021.

2021	ANNUAL REPORT	149

Over the course of the last 12 months, smaller, more levered and higher beta stocks outperformed fairly significantly. While this early-cycle market behavior began to ease somewhat in first quarter of calendar year 2021, the environment for most of the year was not necessarily ideal for the higher quality, lower beta stocks to which the Fund typically gravitates.

Stock selection struggled for the year and accounted for the majority of the underperformance. The 20 largest average holdings were a significant drag as the strategy was positioned more defensively than the benchmark and this was reflected in the higher-weighted stocks. From a sector perspective, financials led the way with 3.0% of positive attribution, followed by real estate (+0.5%) and utilities (+0.5%). Health care (-5.7%) was the largest detractor, followed by industrials (-5.6%) and consumer staples (-4.1%).

The additions the Fund had begun to make to cyclical companies over the past few quarters started to be rewarded in the beginning of calendar year 2021. Predicted beta remains higher than usual (5 year average beta for the Fund has been just under 0.9 and now we are in the mid-0.9 range) as we expect the benefits from stimulus and reopening to boost more economically sensitive areas for at least several more quarters as we see outsized economic growth.

Outlook

With vaccination progress continuing, some answers around how the economy will emerge from the pandemic will soon become clearer. Industries that may have been permanently transformed may be overlooked as the market has gotten excited about stocks that stand to benefit from reopening. The normalization of the economy post-pandemic will create opportunities as perceptions and realities get recalibrated.

The start to calendar year 2021 was encouraging relative to the benchmark, and we hope to build off that throughout the upcoming year and over the rest of the cycle through our commitment to identifying quality, underappreciated companies and constructing them thoughtfully into the Fund.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Investing in small-cap growth and value stocks may carry more risk than investing in stocks of larger, more well-established companies. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general. Value stocks are stocks of companies that may have experienced adverse developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Fund’s manager, undervalued. Such security may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Small Cap Core Fund.

150	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	IVY SMALL CAP CORE FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	99.2%
Industrials	20.7%
Health Care	18.5%
Financials	17.6%
Consumer Discretionary	17.1%
Information Technology	13.4%
Materials	6.0%
Communication Services	3.1%
Energy	1.9%
Consumer Staples	0.9%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.8%

Top 10 Equity Holdings

Company	Sector	Industry
2U, Inc.	Information Technology	Application Software
Encompass Health Corp.	Health Care	Health Care Facilities
Skechers USA, Inc.	Consumer Discretionary	Footwear
Beacon Roofing Supply, Inc.	Industrials	Trading Companies & Distributors
Triton International Ltd.	Industrials	Trading Companies & Distributors
Regal-Beloit Corp.	Industrials	Electrical Components & Equipment
LPL Investment Holdings, Inc.	Financials	Investment Banking & Brokerage
Pinnacle Financial Partners, Inc.	Financials	Regional Banks
Envista Holdings Corp.	Health Care	Health Care Equipment
Webster Financial Corp.	Financials	Regional Banks

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2021	ANNUAL REPORT	151

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY SMALL CAP CORE FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	68.01%	68.35%	72.81%	75.04%	74.96%	73.71%	74.23%
5-year period ended 3-31-21	13.34%	12.97%	13.37%	14.65%	14.73%	13.88%	14.26%
10-year period ended 3-31-21	9.58%	9.10%	9.37%	10.48%	—	—	10.14%
Since Inception of Class through 3-31-21(5)	—	—	—	—	11.40%	12.33%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 3.50%(a). Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

152	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY SMALL CAP CORE FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares	Value
Communication Services

Interactive Media & Services – 3.1%
Groupon, Inc. (A)	123	$6,200
TripAdvisor, Inc. (A)	318	17,097

		23,297

Total Communication Services – 3.1%		23,297
Consumer Discretionary

Apparel Retail – 4.7%
American Eagle Outfitters, Inc.	303	8,848
Boot Barn Holdings, Inc. (A)	152	9,469
Gap, Inc. (The)	591	17,592

		35,909

Auto Parts & Equipment – 3.1%
Dana Holding Corp.	292	7,111
Visteon Corp. (A)	133	16,216

		23,327

Automotive Retail – 2.4%
Murphy USA, Inc.	89	12,843
Vroom, Inc. (A)	131	5,124

		17,967

Footwear – 3.0%
Skechers USA, Inc. (A)	540	22,509

Home Furnishings – 0.3%
Purple Innovation, Inc. (A)	84	2,646

Homebuilding – 2.2%
TopBuild Corp. (A)	80	16,826

Restaurants – 1.4%
Brinker International, Inc.	152	10,823

Total Consumer Discretionary – 17.1%		130,007
Consumer Staples

Agricultural Products – 0.9%
Darling International, Inc. (A)	99	7,262

Total Consumer Staples – 0.9%		7,262
Energy

Oil & Gas Equipment & Services – 0.5%
TechnipFMC plc (A)	506	3,903

Oil & Gas Exploration & Production – 1.4%
Cimarex Energy Co.	173	10,255

Total Energy – 1.9%		14,158
Financials

Investment Banking & Brokerage – 2.6%
LPL Investment Holdings, Inc.	137	19,407

Property & Casualty Insurance – 1.0%
Kemper Corp.	94	7,487

COMMON STOCKS (Continued)	Shares	Value
Regional Banks – 10.4%
BankUnited, Inc.	255	$11,216
First Horizon Corp.	785	13,274
Pinnacle Financial Partners, Inc.	215	19,079
TCF Financial Corp.	362	16,816
Webster Financial Corp.	340	18,754

		79,139

Specialized Finance – 1.2%
Vesper Healthcare Acquisition Corp., Class A (A)(B)	853	9,208

Thrifts & Mortgage Finance – 2.4%
Essent Group Ltd.	389	18,466

Total Financials – 17.6%		133,707
Health Care

Biotechnology – 4.2%
ChemoCentryx, Inc. (A)	56	2,852
Halozyme Therapeutics, Inc. (A)	378	15,739
Insmed, Inc. (A)	161	5,467
Vericel Corp. (A)(B)	145	8,050

		32,108

Health Care Equipment – 2.9%
Cryoport, Inc. (A)	59	3,059
Envista Holdings Corp. (A)	462	18,857

		21,916

Health Care Facilities – 3.1%
Encompass Health Corp.	286	23,455

Health Care Supplies – 2.5%
SI-BONE, Inc. (A)	314	9,981
Sientra, Inc. (A)	1,241	9,044

		19,025

Health Care Technology – 2.5%
Tabula Rasa HealthCare, Inc. (A)(B)	407	18,747

Life Sciences Tools & Services – 1.9%
Maravai LifeSciences Holdings, Inc., Class A (A)	398	14,189

Managed Health Care – 0.5%
HealthEquity, Inc. (A)	55	3,745

Pharmaceuticals – 0.9%
Pacira Pharmaceuticals, Inc. (A)	103	7,212

Total Health Care – 18.5%		140,397
Industrials

Agricultural & Farm Machinery – 1.9%
AGCO Corp.	99	14,247

Construction & Engineering – 2.3%
Valmont Industries, Inc.	75	17,914

COMMON STOCKS (Continued)	Shares	Value
Electrical Components & Equipment – 2.6%
Regal-Beloit Corp.	139	$19,831

Environmental & Facilities Services – 1.8%
Clean Harbors, Inc. (A)	162	13,651

Industrial Machinery – 1.1%
Kornit Digital Ltd. (A)	83	8,244

Marine – 0.8%
Kirby Corp. (A)	102	6,120

Research & Consulting Services – 1.8%
ICF International, Inc.	156	13,633

Trading Companies & Distributors – 5.5%
Beacon Roofing Supply, Inc. (A)	409	21,385
Triton International Ltd.	375	20,629

		42,014

Trucking – 2.9%
Knight Transportation, Inc.	323	15,547
Yellow Corp. (A)	707	6,212

		21,759

Total Industrials – 20.7%		157,413
Information Technology

Application Software – 4.2%
2U, Inc. (A)	640	24,455
Q2 Holdings, Inc. (A)	77	7,737

		32,192

Data Processing & Outsourced Services – 2.2%
EVERTEC, Inc.	440	16,358

Electronic Components – 1.0%
Knowles Corp. (A)	359	7,511

Internet Services & Infrastructure – 1.6%
Switch, Inc., Class A	732	11,898

Semiconductor Equipment – 1.7%
Brooks Automation, Inc.	159	12,944

Semiconductors – 0.8%
Allegro MicroSystems, Inc. (A)	236	5,987

Systems Software – 1.9%
Varonis Systems, Inc. (A)	286	14,678

Total Information Technology – 13.4%		101,568
Materials

Commodity Chemicals – 2.4%
Cabot Corp.	349	18,284

Diversified Chemicals – 1.3%
Huntsman Corp.	349	10,072

2021	ANNUAL REPORT	153

SCHEDULE OF INVESTMENTS	IVY SMALL CAP CORE FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS (Continued)	Shares	Value
Specialty Chemicals – 2.3%
Element Solutions, Inc.	937	$17,130

Total Materials – 6.0%		45,486

TOTAL COMMON STOCKS – 99.2%		$753,295
(Cost: $549,397)

SHORT-TERM SECURITIES
Money Market Funds (D) – 1.2%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.010% (C)	3,631	3,631

SHORT-TERM SECURITIES (Continued)	Shares	Value
Money Market Funds (D) (Continued)
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.040%	5,323	$5,323

		8,954

TOTAL SHORT-TERM SECURITIES – 1.2%		$8,954
(Cost: $8,954)

TOTAL INVESTMENT SECURITIES – 100.4%		$762,249
(Cost: $558,351)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.4)%		(2,674)

NET ASSETS – 100.0%		$759,575

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $3,555 are on loan.

(C)	Investment made with cash collateral received from securities on loan.

(D)	Rate shown is the annualized 7-day yield at March 31, 2021.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$753,295	$—	$—
Short-Term Securities	8,954	—	—
Total	$762,249	$—	$—

See Accompanying Notes to Financial Statements.

154	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	IVY SMALL CAP GROWTH FUND

(UNAUDITED)

Timothy J. Miller

Kenneth G. McQuade

Brad Halverson

Below, Bradley P. Halverson, CFA, Kenneth G. McQuade and Timothy J. Miller, CFA, co-portfolio managers of Ivy Small Cap Growth Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2021. Mr. Miller has managed the Fund since 2010, and has 42 years of investment experience. Mr. Halverson and Mr. McQuade assumed co-manager responsibility in 2016. Mr. McQuade has 25 years of industry experience, and Mr. Halverson has 19 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy Small Cap Growth Fund (Class A shares at net asset value)	84.34%
Ivy Small Cap Growth Fund (Class A shares including sales charges)	77.90%

Benchmark and Morningstar Category
Russell 2000 Growth Index	90.20%
(Generally reflects the performance of small-company growth stocks)
Morningstar Small Growth Category Average	95.97%
(Generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Key drivers

This report encapsulates the 12-month measurement period of the Fund from the onset of the pandemic to the rollout of the vaccine — from a closed U.S. economy to an open U.S. economy (at least partially) and from a time of despair to a time of newly found optimism. More specifically, the small-cap growth market started its correction in late February 2020. It then fell sharply through March 18, 2020 and then proceeded to launch a spectacular rally through the middle of February 2021, whereupon a modest correction ensued through the end of March 2021. At the beginning of the Fund’s fiscal year, the market had seen its correction and was beginning to launch a powerful surge that generated spectacular gains for the measurement period.

With 2020 “hindsight,” we see that the rather immediate and sharp reactions of the Federal Reserve (Fed) and U.S. government (by way of fiscal stimulus) to the pandemic provided sufficient confidence for the market to foresee a favorable risk/reward scenario once the correction had taken place. The amazing foresight of the market once again was difficult to believe during the period when the pandemic case counts and fatalities were surging in March/April of 2020.

For the 12-month measurement period, the Russell 2000 Growth Index (the Fund’s benchmark) nearly doubled, rising 90% and exceeding the corresponding Russell large- and mid-cap growth indexes. The winner over the fiscal period, however, was the small-cap value sector, which eclipsed small-cap growth during the timeframe.

Contributors and detractors

The Fund was impacted by the rotation to value stocks and cyclical laggards during the fiscal year. For the 12-month measurement period, the Fund generated an 84.3% return versus the 90.2% return of the benchmark.

Strong performance was generated in the first seven months of the fiscal period, but the combination of the aforementioned cyclical rally in addition to speculative surges in green energy and biotechnology stocks caused a shortfall over the balance of the fiscal year. There were so many micro trends occurring throughout the fiscal year that were tempting distractions. The onset of the pandemic caused a rush to companies that were actually benefiting from the crisis such as telehealth companies, work-from-home technology beneficiaries, food delivery companies, stimulus winners, etc. This situation was followed by a “re-opening” trade away from the COVID-19 beneficiaries toward the COVID-19 losers who would prosper as the U.S. economy recovered. That trend then abruptly halted in the fall of 2020 as a large second-wave of COVID-19 cases emerged. In the meantime, an incredible flurry of short squeezes drove small-cap stocks like GameStop and AMC Entertainment to outlandish levels. It was a dizzying array of trend chasing akin to watching the whole pack of seven-year-old kids chasing a ball in a soccer match.

The Fund’s management remained consistent with its philosophy of focusing on higher quality growth companies that are pursuing large opportunities with leading market positions, attractive economics, and strong managements. Our discipline yielded outperformance in the key growth sectors of information technology, health care and consumer discretionary. The gains generated in these sectors, along with communication services; however, were more than offset by shortfalls in the cyclical sectors such as industrials, energy and financials. One of the key catalysts for the powerful cyclical rotation was the

2021	ANNUAL REPORT	155

move in the 10-year US Treasury bond and the sharp steepening of the yield curve. The 10-year US Treasury bond started a sustained march upward in the fall of 2020, rising more than 1% from 0.60-0.70% in the fall to end March 2021 at 1.74%. During the same period, the spread between the 2-year US Treasury bond and the 10-year US Treasury bond rose from 0.40% to 1.5%. These macro signals were foretelling strong economic growth that would lead to a surge in the earnings forecasts for companies in the cyclical industries mentioned above. In addition, rising interest rates were putting pressure on the valuations of high-growth companies in our favored sectors of information technology and health care.

In reviewing the cyclical/value rotation for the fiscal year, the Fund’s strategy was simply to identify growth companies exposed to the cyclical trends in areas such as industrials and consumer discretionary to participate in the move. There were plenty of winners in this vein, including stocks like EnerSys, Lithia Motors, Inc., RBC Bearings, Inc. and Texas Roadhouse, Inc. The shortfall arose from underexposure to these areas, and in many cases, to companies that simply don’t fit our growth criteria. The moves in these latter types of stocks tend to be short lived as their valuations rise and the market begins to worry about the other side of the cycle. Alternatively, there was a dramatic move in the green energy stocks over the past fiscal year. The Fund participated in this trend with Plug Power, Inc. in the industrials sector and Enphase Energy, Inc. in the information technology sector. Both companies are the types of leaders in their respective markets that we like to own, and both stocks rose well over 100% for the fiscal year. The rising tide lifted all of the solar names, which are housed in the industrials sector, and hence the Fund’s shortfall here was once again a weighting issue and an unwillingness to dip into lower quality companies that are not likely to sustain their moves.

Health care was the largest weighted sector in the portfolio and produced a strong return that surpassed benchmark performance. The coronavirus was the obvious key focal point that created many direct impacts such as minimal capacity for non-emergency procedures, lower private pay from rising unemployment, massive vaccine and treatment funding along with significant stress on health care staffing. Another very significant incremental aspect of the pandemic was the rapid development, approval and acceptance of novel technologies that can make health care delivery more efficient, effective and customized, such as genetic testing, telemedicine, vaccine technologies and gene editing. The portfolio benefited from exposure to multiple areas of this rapid adoption, including cell therapy, telehealth and liquid biopsy diagnostics. The gyration of the fiscal year from recovery-orientated names to cyclical, value-orientated stocks also had an impact on leadership within the health care sector, but fortunately the portfolio had exposure to both high growth and more reasonably priced names to maintain its strong performance. The portfolio remained underweight health care due to an underweight position in biotechnology. Biotechnology, in general, possesses characteristics such as long-term negative profits, limited operating history and more binary risk profiles that do not match up with our investment process. Our underweight position was a drag on the portfolio given strong absolute returns yet, we were able to offset that weighting headwind with superior stock selection. Looking forward, demand for more efficiency and individualized treatments along with available funding for development keeps the fundamental outlook bright for the more novel niches in health care, likely at the expense of outdated facilities and invasive therapies. As a result, we continue to gravitate toward innovation and services that facilitate value-based health care in more cost-effective settings.

Information technology was a strong contributor to Fund performance during the period. However, as highlighted above, rotations toward those stocks benefitting from the reopening of the U.S. economy and away from stocks that benefitted from work-from-home mandates dulled the positive impact for the fiscal year. As the pandemic raged, software, information technology services and semiconductor stocks shined. For example, Five9, Inc., a leading call center cloud software provider and one of the Fund’s largest positions, soared during the period as companies scrambled to help remote employees perform their work functions in a distributed manner. Other triple-digit gainers included Globant S.A., a global information technology services provider digitizing solutions for clients; Varonis Systems, Inc., a cloud software security provider; Monolithic Power Systems, Inc., an analog semiconductor leader; Shift4 Payments, Inc., a new addition to the portfolio that provides payment technologies to hotels, restaurants and retail; and Enphase Energy, Inc., a leading alternative energy provider of residential solar and battery backup systems.

These gains were tempered by adverse stock selection, primarily in Mimecast Ltd. and Proofpoint, Inc., both cloud email security providers that experienced setbacks in their anticipated growth as their customer base delayed business due to the crisis. The Fund has retained an overweight position relative to the sector, but as the fiscal year progressed, due to the early strong outperformance, robust valuations and the desire to allocate incremental exposure within industrials, consumer staples, consumer discretionary and financials, we moderated our weighting to approximately 5% above the benchmark’s weight. We remain optimistic about innovation, growth prospects and opportunities within the sector and continue to apply our disciplined approach to stock selection.

Outlook

The outlook for the near term will be dependent on the significant macro factors influencing the pace of U.S. economic growth and the financial markets. On the favorable side, the most recent stimulus package, the reopening of many state economies, the increasing percentage of people vaccinated, and the continued monetary easing of the Fed should provide a

156	ANNUAL REPORT	2021

significant boost to economic activity. The financial markets’ reaction to all of this growth has been a continued rotation to cyclical/value, but also a sharp rise in interest rates and growing inflation fears that are creating a headwind for the stock market.

Small-cap stocks had been leading the charge upward over the past fiscal year but have recently stalled with the market. The case for small-cap growth is improving as valuations of cyclical companies have risen sharply and are no longer as compelling from a historical perspective. As previously mentioned, growth opportunities in information technology and health care remain as dynamic as ever, and newer markets in alternative energy, environmental, financial technology and consumer internet provide a host of opportunities for the Fund.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

The Fund may invest in derivative instruments, primarily total return swaps, futures on domestic equity indexes and options, both written and purchased, in an attempt to increase exposure to various equity sectors and markets or to hedge market risk on individual equity securities.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Small Cap Growth Fund.

2021	ANNUAL REPORT	157

PORTFOLIO HIGHLIGHTS	IVY SMALL CAP GROWTH FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	96.8%
Health Care	27.3%
Information Technology	24.5%
Consumer Discretionary	16.5%
Industrials	16.3%
Financials	5.9%
Communication Services	3.5%
Consumer Staples	2.4%
Materials	0.4%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	3.2%

Top 10 Equity Holdings

Company	Sector	Industry
Vericel Corp.	Health Care	Biotechnology
Five9, Inc.	Information Technology	Application Software
Brink’s Co. (The)	Industrials	Security & Alarm Services
CareDx, Inc.	Health Care	Biotechnology
PetIQ, Inc.	Health Care	Health Care Distributors
Varonis Systems, Inc.	Information Technology	Systems Software
Nexstar Broadcasting Group, Inc.	Communication Services	Broadcasting
Marriott Vacations Worldwide Corp.	Consumer Discretionary	Hotels, Resorts & Cruise Lines
Shift4 Payments, Inc., Class A	Information Technology	Data Processing & Outsourced Services
Globant S.A.	Information Technology	IT Consulting & Other Services

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

158	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY SMALL CAP GROWTH FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(3)	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	77.90%	78.59%	82.81%	79.63%	85.00%	85.10%	83.70%	84.34%
5-year period ended 3-31-21	18.76%	18.46%	18.75%	18.98%	20.05%	20.14%	19.25%	19.67%
10-year period ended 3-31-21	12.60%	12.18%	12.40%	12.66%	13.43%	—	12.72%	13.11%
Since Inception of Class through 3-31-21(5)	—	—	—	—	—	15.62%	—	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 3.50%(a) and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase. Class E shares carry a CDSC on shares purchased at net asset value for $250,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

2021	ANNUAL REPORT	159

SCHEDULE OF INVESTMENTS	IVY SMALL CAP GROWTH FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares	Value
Communication Services

Alternative Carriers – 0.9%
Bandwidth, Inc., Class A (A)	216	$27,349

Broadcasting – 2.6%
Gray Television, Inc.	848	15,597
Nexstar Broadcasting Group, Inc.	454	63,804

		79,401

Total Communication Services – 3.5%		106,750
Consumer Discretionary

Apparel Retail – 0.2%
ThredUp, Inc., Class A (A)	260	6,070

Auto Parts & Equipment – 3.3%
Fox Factory Holding Corp. (A)	425	54,013
Visteon Corp. (A)	388	47,377

		101,390

Automotive Retail – 1.7%
Lithia Motors, Inc.	131	51,072

Casinos & Gaming – 2.7%
Churchill Downs, Inc.	249	56,684
Monarch Casino & Resort, Inc. (A)	430	26,074

		82,758

Footwear – 1.6%
Deckers Outdoor Corp. (A)	148	48,867

Home Furnishings – 0.2%
Purple Innovation, Inc. (A)	174	5,505

Homebuilding – 0.9%
Installed Building Products, Inc.	68	7,584
TopBuild Corp. (A)	97	20,317

		27,901

Hotels, Resorts & Cruise Lines – 3.1%
Marriott Vacations Worldwide Corp.	358	62,414
Wyndham Destinations, Inc.	460	32,095

		94,509

Leisure Products – 1.5%
Malibu Boats, Inc., Class A (A)	588	46,838

Restaurants – 1.3%
Texas Roadhouse, Inc., Class A (A)	422	40,452

Total Consumer Discretionary – 16.5%		505,362
Consumer Staples

Brewers – 0.3%
Duckhorn Portfolio, Inc. (The) (A)	645	10,817

Hypermarkets & Super Centers – 0.9%
BJ’s Wholesale Club, Inc. (A)	610	27,366

COMMON STOCKS (Continued)	Shares	Value
Packaged Foods & Meats – 1.2%
Nomad Foods Ltd. (A)	1,343	$36,877

Total Consumer Staples – 2.4%		75,060
Financials

Asset Management & Custody Banks – 1.1%
Focus Financial Partners, Inc., Class A (A)	256	10,672
Hamilton Lane, Inc., Class A	264	23,384

		34,056

Financial Exchanges & Data – 1.1%
Open Lending Corp., Class A (A)	958	33,916

Investment Banking & Brokerage – 1.2%
LPL Investment Holdings, Inc.	245	34,795

Regional Banks – 2.5%
BancorpSouth Bank	474	15,395
Pinnacle Financial Partners, Inc.	466	41,293
Seacoast Banking Corp. of Florida (A)	566	20,497

		77,185

Total Financials – 5.9%		179,952
Health Care

Biotechnology – 7.6%
CareDx, Inc. (A)	1,122	76,391
Insmed, Inc. (A)	473	16,101
Novavax, Inc. (A)	90	16,347
Veracyte, Inc. (A)	381	20,470
Vericel Corp. (A)	1,842	102,327

		231,636

Health Care Distributors – 2.3%
PetIQ, Inc. (A)(B)	2,001	70,552

Health Care Equipment – 5.7%
Axonics Modulation Technologies, Inc. (A)(C)	802	48,040
Penumbra, Inc. (A)	143	38,709
Tactile Systems Technology, Inc. (A)	835	45,485
Tandem Diabetes Care, Inc. (A)	492	43,417

		175,651

Health Care Services – 3.8%
1Life Healthcare, Inc. (A)	540	21,100
AMN Healthcare Services, Inc. (A)	570	41,985
Castle Biosciences, Inc. (A)	218	14,929
LHC Group, Inc. (A)	206	39,464

		117,478

Health Care Supplies – 2.1%
Haemonetics Corp. (A)	396	43,999
OraSure Technologies, Inc. (A)	1,800	21,010

		65,009

Health Care Technology – 3.2%
Omnicell, Inc. (A)	366	47,536

COMMON STOCKS (Continued)	Shares	Value
Health Care Technology (Continued)
Simulations Plus, Inc.	191	$12,100
Tabula Rasa HealthCare, Inc. (A)(C)	449	20,683
Vocera Communications, Inc. (A)	439	16,890

		97,209

Life Sciences Tools & Services – 1.5%
NeoGenomics, Inc. (A)	659	31,778
Quanterix Corp. (A)	236	13,778

		45,556

Managed Health Care – 1.1%
Progyny, Inc. (A)	732	32,595

Total Health Care – 27.3%		835,686
Industrials

Aerospace & Defense – 1.6%
Mercury Computer Systems, Inc. (A)	719	50,817

Air Freight & Logistics – 1.0%
Air Transport Services Group, Inc. (A)	1,022	29,913

Construction & Engineering – 1.3%
Valmont Industries, Inc.	168	40,040

Electrical Components & Equipment – 2.2%
EnerSys	415	37,641
Plug Power, Inc. (A)	860	30,833

		68,474

Environmental & Facilities Services – 1.2%
Clean Harbors, Inc. (A)	430	36,152

Industrial Machinery – 4.5%
Altra Industrial Motion Corp.	661	36,569
Desktop Metal, Inc., Class A (A)(C)	424	6,320
John Bean Technologies Corp.	165	22,021
Kennametal, Inc.	1,012	40,444
Kornit Digital Ltd. (A)	112	11,139
RBC Bearings, Inc. (A)	107	21,003

		137,496

Security & Alarm Services – 2.7%
Brink’s Co. (The)	1,033	81,844

Trucking – 1.8%
Knight Transportation, Inc.	1,155	55,542

Total Industrials – 16.3%		500,278
Information Technology

Application Software – 7.5%
Five9, Inc. (A)	604	94,479
LivePerson, Inc. (A)	705	37,179
Mimecast Ltd. (A)	704	28,288
Q2 Holdings, Inc. (A)	444	44,494
Smartsheet, Inc., Class A (A)	395	25,270

		229,710

160	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY SMALL CAP GROWTH FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS (Continued)	Shares	Value
Communications Equipment – 1.3%
Viavi Solutions, Inc. (A)	2,548	$40,001

Data Processing & Outsourced Services – 3.0%
EVO Payments, Inc., Class A (A)	1,118	30,775
Shift4 Payments, Inc., Class A (A)	731	59,972

		90,747

Internet Services & Infrastructure – 0.9%
Switch, Inc., Class A	1,790	29,101

IT Consulting & Other Services – 2.0%
Globant S.A. (A)	288	59,808

Semiconductor Equipment – 1.2%
Enphase Energy, Inc. (A)	228	37,052

Semiconductors – 3.4%
Allegro MicroSystems, Inc. (A)	1,116	28,280
Monolithic Power Systems, Inc.	142	50,075
SiTime Corp. (A)	248	24,490

		102,845

COMMON STOCKS (Continued)	Shares	Value
Systems Software – 3.9%
Proofpoint, Inc. (A)	210	$26,379
SailPoint Technologies Holdings, Inc. (A)	482	24,414
Varonis Systems, Inc. (A)	1,342	68,906

		119,699

Technology Hardware, Storage & Peripherals – 1.3%
NCR Corp. (A)	1,067	40,475

Total Information Technology – 24.5%		749,438
Materials

Specialty Chemicals – 0.4%
Danimer Scientific, Inc. Class A (A)(C)	342	12,911

Total Materials – 0.4%		12,911

TOTAL COMMON STOCKS – 96.8%		$2,965,437
(Cost: $1,874,381)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (E) – 3.4%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.010% (D)	12,592	$12,592
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.040%	91,894	91,894

		104,486

TOTAL SHORT-TERM SECURITIES – 3.4%		$104,486
(Cost: $104,486)

TOTAL INVESTMENT SECURITIES – 100.2%		$3,069,923
(Cost: $1,978,867)

LIABILITIES, NET OF CASH AND OTHER ASSETS (F) – (0.2)%		(4,811)

NET ASSETS – 100.0%		$3,065,112

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(C)	All or a portion of securities with an aggregate value of $29,514 are on loan.

(D)	Investment made with cash collateral received from securities on loan.

(E)	Rate shown is the annualized 7-day yield at March 31, 2021.

(F)	Cash of $17,330 has been pledged as collateral on open OTC swap agreements.

The following total return swap agreements were outstanding at March 31, 2021:

Underlying Security	Long/Short	Counterparty	Maturity Date	Notional Amount	Financing Fee(1)(2)	Value	Upfront Payments/ (Receipts)	Unrealized Depreciation
Biotech Custom Index	Long	JPMorgan Chase Bank N.A.	07/01/2021	$95,206	1-Month LIBOR minus 0.2 bps	$(13,113)	$—	$(13,113)

(1)

The Fund pays the financing fee multiplied by the notional amount if long on the swap agreement. If the Fund is short on the swap agreement, the Fund receives the financing fee multiplied by the notional amount.

(2)

At the termination date, a net cash flow is exchanged where the market-linked total return is equivalent to the return of the underlying security less a financing rate, if any. If the Fund is long on the swap agreement, the Fund would receive payments on any net positive total return, and would owe payments in the event of a negative total return. If the Fund is short on the swap agreement, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

2021	ANNUAL REPORT	161

SCHEDULE OF INVESTMENTS	IVY SMALL CAP GROWTH FUND (in thousands)

MARCH 31, 2021

The following table represents security positions within the total return basket swap as of March 31, 2021:

Reference Entity	Shares	Notional Amount	Value	% of Value
Arrowhead Pharmaceuticals, Inc.	8	$3,919	$(540)	4.1%
Natera, Inc.	5	3,859	(532)	4.1
Ultragenyx Pharmaceutical, Inc.	5	3,835	(528)	4.0
Mirati Therapeutics, Inc.	3	3,648	(502)	3.8
Halozyme Therapeutics, Inc.	11	3,287	(453)	3.5
Fate Therapeutics, Inc.	5	3,062	(422)	3.2
Blueprint Medicines Corp.	4	3,054	(421)	3.2
Bridgebio Pharma, Inc.	6	2,631	(362)	2.8
Invitae Corp.	9	2,627	(362)	2.8
Medpace Holdings, Inc.	2	2,601	(358)	2.7
Emergent BioSolutions, Inc.	4	2,417	(333)	2.5
TG Therapeutics, Inc.	7	2,313	(319)	2.4
Twist Bioscience Corp.	2	2,144	(295)	2.3
Denali Therapeutics, Inc.	5	2,089	(288)	2.2
Intellia Therapeutics, Inc.	4	2,043	(281)	2.1
Insmed, Inc.	8	1,987	(274)	2.1
Biohaven Pharmaceutical Holding Co. Ltd.	4	1,904	(262)	2.0
Kodiak Sciences, Inc.	2	1,889	(260)	2.0
PTC Therapeutics, Inc.	5	1,766	(243)	1.9
Allakos, Inc.	2	1,626	(224)	1.7
Novavax, Inc.	1	1,590	(219)	1.7
Veracyte, Inc.	4	1,553	(214)	1.6
Apellis Pharmaceuticals, Inc.	5	1,475	(203)	1.5

Reference Entity	Shares	Notional Amount	Value	% of Value
Pacira BioSciences, Inc.	3	$1,460	$(201)	1.5%
Amicus Therapeutics, Inc.	20	1,456	(200)	1.5
Vir Biotechnology, Inc.	4	1,449	(200)	1.5
FibroGen, Inc.	6	1,442	(199)	1.5
Turning Point Therapeutics, Inc.	2	1,409	(194)	1.5
Editas Medicine, Inc.	4	1,348	(186)	1.4
ChemoCentryx, Inc.	4	1,322	(182)	1.4
Corcept Therapeutics, Inc.	8	1,321	(182)	1.4
Xencor, Inc.	4	1,296	(179)	1.4
Ligand Pharmaceuticals, Inc.	1	1,277	(176)	1.3
Heron Therapeutics, Inc.	11	1,268	(175)	1.3
NanoString Technologies, Inc.	3	1,243	(171)	1.3
Arvinas, Inc.	2	1,166	(161)	1.2
Karuna Therapeutics, Inc.	1	1,106	(152)	1.2
Ironwood Pharmaceuticals, Inc.	13	1,033	(142)	1.1
Allogene Therapeutics, Inc.	4	998	(138)	1.0
Dicerna Pharmaceuticals, Inc.	5	971	(134)	1.0
Deciphera Pharmaceuticals, Inc.	3	967	(133)	1.0
Axsome Therapeutics, Inc.	2	964	(133)	1.0
SpringWorks Therapeutics, Inc.	2	889	(122)	0.9
Kura Oncology, Inc.	4	860	(118)	0.9
Sorrento Therapeutics, Inc.	14	844	(116)	0.9
Sangamo Therapeutics, Inc.	9	843	(116)	0.9

Reference Entity	Shares	Notional Amount	Value	% of Value
Inovio Pharmaceuticals, Inc.	12	$813	$(112)	0.9%
Revance Therapeutics, Inc.	3	700	(96)	0.7
REGENXBIO, Inc.	3	688	(95)	0.7
Cytokinetics, Inc.	4	664	(91)	0.7
Madrigal Pharmaceuticals, Inc.	1	649	(89)	0.7
Zogenix, Inc.	4	626	(86)	0.7
Travere Therapeutics, Inc.	3	600	(83)	0.6
Intercept Pharmaceuticals, Inc.	3	566	(78)	0.6
Alector, Inc.	4	548	(75)	0.6
Y-mAbs Therapeutics, Inc.	2	531	(73)	0.6
Coherus Biosciences, Inc.	5	490	(67)	0.5
Translate Bio, Inc.	4	476	(66)	0.5
Theravance Biopharma, Inc.	3	471	(65)	0.5
Innoviva, Inc.	5	438	(60)	0.5
Karyopharm Therapeutics, Inc.	6	435	(60)	0.5
Mersana Therapeutics, Inc.	4	428	(59)	0.4
Esperion Therapeutics, Inc.	2	421	(58)	0.4
Kadmon Holdings, Inc.	13	370	(51)	0.4
Adverum Biotechnologies, Inc.	5	345	(48)	0.4
Epizyme, Inc.	4	269	(37)	0.3
Akebia Therapeutics, Inc.	10	246	(34)	0.3
Athenex, Inc.	6	181	(25)	0.2

			$(13,113)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$2,965,437	$—	$—
Short-Term Securities	104,486	—	—
Total	$3,069,923	$—	$—
Total Return Swaps	$—	$13,113	$—

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

See Accompanying Notes to Financial Statements.

162	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	IVY VALUE FUND

(UNAUDITED)

Matthew T. Norris

Below, Matthew T. Norris, CFA, portfolio manager of Ivy Value Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2021. He has managed the Fund since 2003 and has 29 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2021
Ivy Value Fund (Class A shares at net asset value)	61.22%
Ivy Value Fund (Class A shares including sales charges)	55.56%

Benchmark and Morningstar Category
Russell 1000 Value Index	56.09%
(generally reflects the performance of large-company value style stocks)
Morningstar Large Value Category Average	56.98%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Key drivers

The U.S. economy continued its recovery from the COVID-19 pandemic during the first quarter of 2021, and the stock market followed with positive returns. There were many bright spots, including employment, which increased by 1.6 million in first quarter, more than recovering the fourth quarter layoffs related to the virus surge. As of March 2021, 62% of the 22 million jobs lost during the first couple months of the pandemic have been recovered.

A $1.9 trillion stimulus bill was passed in March 2021, which included $1,400 checks and a continuation of the $300 per week supplemental unemployment benefit. President Biden presented his infrastructure plan for total spending of $2.25 trillion to be spent over 8 years. The plan also included tax increases over a 15-year period to pay for the cost. The Federal Reserve (Fed) maintained a dovish message and continued to downplay inflation fears and taper talk. Housing demand remained strong despite gains in both home price and mortgage rates. Manufacturing activity strengthened with the ISM Index hitting a 37-year high. The combination of elevated orders and low inventories is expected to support ongoing production in the coming months.

As always, there are potential negatives that bear watching. Interest rates continue to rise, as inflation seems about to re-appear. Fed policy is still supportive but cannot last forever. There is also a chance for further stimulus; however, it is not certain.

The long-awaited “rotation” from growth stocks to value stocks made an appearance in the first quarter of 2021. The Russell 1000 Value Index (the Fund’s benchmark) returned 11.26% while the Russell 1000 Growth Index returned 0.94%. While the outperformance in the quarter was significant, growth has outperformed value for much of the past decade. In summary, there is a lot of catching up to do.

The Russell 1000 Value Index, the Fund’s benchmark returned 56.09% for the fiscal year. By comparison, the Fund returned 61.22% during the measurement period. The start of the fiscal year was around the low point for the market, hence the large absolute returns. During the period, the Fund took advantage of this low point and the subsequent dislocation, which is why it performed well.

Contributors and detractors

The Fund’s best relative sector was financials, where our investments in consumer finance companies Capital One Financial Corp. and Synchrony Financial drove much of the outperformance. The impact of the pandemic and subsequent hit on the consumer was initially very deep but started to snap back very quickly. The Fund’s next best performing sector was information technology, with NXP Semiconductors N.V. leading the way. NXP Semiconductors benefited from exposure to automobiles, which showed very resilient demand despite the health crisis.

The industrials sector was the greatest detractor to Fund performance during the measurement period. It was less about what we owned and more about what we didn’t. Not owning Caterpillar, Inc. and Deere & Co., which are large components of the index, were the greatest detractors.

The materials sector was the second worst performing sector for the Fund in the measurement period, despite strong performance in BHP Billiton Ltd, which the Fund owned. Underperformance came from holdings we didn’t own in the Fund. No single name can be blamed for the underperformance, but our exposure to chemicals was an overall drag.

2021	ANNUAL REPORT	163

Our strategy does not attempt to make sector calls, rather focusing primarily on stock selection. We overweight or underweight sectors based on individual stock opportunity, with some limits to control risk or volatility. The Fund is overweight consumer discretionary and information technology, where we continue to find value and yield. In these areas, we have been able to find what we believe are good companies with repeatable business models generating high rates of free cash flow, and low stock prices relative to our estimation of each company’s true intrinsic value. Our underweight positions in health care and real estate are simply due to a current lack of compelling ideas.

Outlook

The U.S. economy grinded to an abrupt halt in March 2020, but not for an economic reason. The pandemic recession, while devastating, was relatively short lived due to government paycheck protection and targeted stimulus. The stock market rebounded to new highs earlier this year in anticipation of an economic recovery. Despite supply chain issues across the board, initial indicators are signaling that there is a tremendous amount of pent up demand.

While these economic forces are currently dominating the news, our first approach is from the company level. We seek to find quality, growing companies whose stocks are trading below what we consider their intrinsic values. This often is due to short-term negative factors, and we will become larger owners of a company if we feel those negatives are about to dissipate. We continue to search for and make investments one company at a time to seek to benefit clients over the long run.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use options on individual equity securities, in seeking to gain or increase exposure to, or facilitate trading in, certain securities or market sectors. The Fund also may use written options contracts on individual equity securities to enhance return. In addition, the Fund may use futures contracts on domestic equity indexes, in an attempt to hedge market risk on equity securities.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s value and the risk that fluctuations in the value of the derivatives may not correlate with the corresponding securities or fixed income markets or the underlying asset upon which the derivative’s value is based.

Past performance is no guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Value stocks are stocks of companies that may have experienced adverse business or industry developments, or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Fund’s manager, undervalued. The value of a security believed by the Fund’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Value Fund.

164	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	IVY VALUE FUND

ALL DATA IS AS OF MARCH 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	97.6%
Financials	20.5%
Health Care	13.0%
Industrials	12.4%
Information Technology	9.6%
Communication Services	9.3%
Consumer Discretionary	8.0%
Consumer Staples	6.4%
Energy	5.3%
Utilities	5.2%
Materials	4.7%
Real Estate	3.2%
Liabilities (Net of Cash and Other Assets) and Cash Equivalents+	2.4%

Top 10 Equity Holdings

Company	Sector	Industry
Comcast Corp., Class A	Communication Services	Cable & Satellite
Citigroup, Inc.	Financials	Other Diversified Financial Services
Morgan Stanley	Financials	Investment Banking & Brokerage
Philip Morris International, Inc.	Consumer Staples	Tobacco
Capital One Financial Corp.	Financials	Consumer Finance
Welltower, Inc.	Real Estate	Health Care REITs
Wal-Mart Stores, Inc.	Consumer Staples	Hypermarkets & Super Centers
Target Corp.	Consumer Discretionary	General Merchandise Stores
Eaton Corp.	Industrials	Electrical Components & Equipment
Raytheon Technologies Corp.	Industrials	Aerospace & Defense

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2021	ANNUAL REPORT	165

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY VALUE FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N	Class R	Class Y
1-year period ended 3-31-21	55.56%	55.47%	59.94%	61.66%	61.93%	60.59%	61.18%
5-year period ended 3-31-21	10.39%	9.89%	10.39%	11.52%	11.70%	10.84%	11.14%
10-year period ended 3-31-21	8.96%	8.47%	8.74%	9.72%	—	—	9.40%
Since Inception of Class through 3-31-21(5)	—	—	—	—	8.25%	10.52%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 3.50%(a). Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective October 1, 2020, the maximum applicable sales charge for Class A shares has been lowered to 3.50% from 5.75%.

166	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	IVY VALUE FUND (in thousands)

MARCH 31, 2021

COMMON STOCKS	Shares	Value
Communication Services

Alternative Carriers – 3.0%
Liberty Global, Inc., Series C (A)	1,579	$40,338

Cable & Satellite – 6.3%
Comcast Corp., Class A	957	51,791
Liberty Media Corp., Class C (A)	754	33,263

		85,054

Total Communication Services – 9.3%		125,392
Consumer Discretionary

Auto Parts & Equipment – 2.4%
Magna International, Inc.	369	32,522

General Merchandise Stores – 3.1%
Target Corp.	211	41,869

Home Improvement Retail – 2.5%
Lowe’s Co., Inc.	177	33,652

Total Consumer Discretionary – 8.0%		108,043
Consumer Staples

Hypermarkets & Super Centers – 3.2%
Wal-Mart Stores, Inc.	312	42,348

Tobacco – 3.2%
Philip Morris International, Inc.	486	43,154

Total Consumer Staples – 6.4%		85,502
Energy

Oil & Gas Exploration & Production – 2.7%
EOG Resources, Inc.	499	36,207

Oil & Gas Refining & Marketing – 2.6%
Marathon Petroleum Corp.	642	34,362

Total Energy – 5.3%		70,569
Financials

Asset Management & Custody Banks – 2.6%
Ameriprise Financial, Inc.	148	34,396

Consumer Finance – 5.4%
Capital One Financial Corp.	336	42,807
Synchrony Financial	730	29,696

		72,503

Investment Banking & Brokerage – 3.2%
Morgan Stanley	556	43,183

Mortgage REITs – 2.0%
AGNC Investment Corp.	1,569	26,291

Other Diversified Financial Services – 3.6%
Citigroup, Inc.	673	48,993

COMMON STOCKS	Shares	Value
Property & Casualty Insurance – 0.6%
Arch Capital Group Ltd. (A)	203	$7,784

Reinsurance – 3.1%
Everest Re Group Ltd.	64	15,934
Reinsurance Group of America, Inc.	206	26,024

		41,958

Total Financials – 20.5%		275,108
Health Care

Biotechnology – 1.9%
Amgen, Inc.	105	26,010

Health Care Distributors – 2.6%
McKesson Corp.	180	35,076

Health Care Facilities – 2.7%
HCA Holdings, Inc.	195	36,816

Health Care Services – 2.5%
CVS Caremark Corp.	437	32,906

Managed Health Care – 1.9%
Anthem, Inc.	73	26,168

Pharmaceuticals – 1.4%
GlaxoSmithKline plc ADR (B)	510	18,210

Total Health Care – 13.0%		175,186
Industrials

Aerospace & Defense – 3.7%
Northrop Grumman Corp.	31	10,001
Raytheon Technologies Corp.	523	40,415

		50,416

Electrical Components & Equipment – 5.7%
Eaton Corp.	295	40,726
nVent Electric plc	1,273	35,542

		76,268

Railroads – 3.0%
Norfolk Southern Corp.	148	39,687

Total Industrials – 12.4%		166,371
Information Technology

Data Processing & Outsourced Services – 2.9%
Fidelity National Information Services, Inc.	281	39,554

Semiconductors – 5.3%
Broadcom Corp., Class A	76	35,306
NXP Semiconductors N.V.	178	35,783

		71,089

COMMON STOCKS	Shares	Value
Technology Hardware, Storage & Peripherals – 1.4%
Seagate Technology	237	$18,175

Total Information Technology – 9.6%		128,818
Materials

Diversified Metals & Mining – 2.3%
BHP Billiton Ltd. ADR (B)	438	30,425

Paper Packaging – 2.4%
Graphic Packaging Holding Co.	1,797	32,639

Total Materials – 4.7%		63,064
Real Estate

Health Care REITs – 3.2%
Welltower, Inc.	591	42,355

Total Real Estate – 3.2%		42,355
Utilities

Electric Utilities – 4.6%
Entergy Corp.	340	33,770
Evergy, Inc. (C)	464	27,613

		61,383

Multi-Utilities – 0.6%
Public Service Enterprise Group, Inc.	133	8,014

Total Utilities – 5.2%		69,397

TOTAL COMMON STOCKS – 97.6%		$1,309,805
(Cost: $900,399)

SHORT-TERM SECURITIES
Money Market Funds (E) – 5.6%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.010% (D)	37,742	37,742
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.040%	37,698	37,698

		75,440

TOTAL SHORT-TERM SECURITIES – 5.6%		$75,440
(Cost: $75,440)

TOTAL INVESTMENT SECURITIES – 103.2%		$1,385,245
(Cost: $975,839)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (3.2)%		(43,155)

NET ASSETS – 100.0%		$1,342,090

2021	ANNUAL REPORT	167

SCHEDULE OF INVESTMENTS	IVY VALUE FUND (in thousands)

MARCH 31, 2021

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $42,091 are on loan.

(C)	All or a portion of securities with an aggregate value of $396 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(D)	Investment made with cash collateral received from securities on loan.

(E)	Rate shown is the annualized 7-day yield at March 31, 2021.

The following written options were outstanding at March 31, 2021 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price	Premium Received	Value
Broadcom Corp., Class A	N/A	Call	85	8	April 2021	$470.00	$233	$(73)
Magna International, Inc.	N/A	Call	420	42	June 2021	90.00	340	(202)
Reinsurance Group of America, Inc.	JPMorgan Chase Bank N.A.	Put	185	19	April 2021	140.00	700	(250)
Seagate Technology	N/A	Put	701	70	April 2021	60.00	65	(38)

							$1,338	$(563)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$1,309,805	$—	$—
Short-Term Securities	75,440	—	—
Total	$1,385,245	$—	$—

Liabilities
Written Options	$275	$288	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

OTC = Over the Counter

REIT = Real Estate Investment Trust

168	ANNUAL REPORT	2021

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF MARCH 31, 2021

(In thousands, except per share amounts)	Ivy Core Equity Fund	Ivy Emerging Markets Equity Fund(1)		Ivy Global Bond Fund	Ivy Global Equity Income Fund	Ivy Global Growth Fund	Ivy Government Money Market Fund		Ivy High Income Fund
ASSETS
Investments in unaffiliated securities at value+^	$4,680,791	$2,390,613		$491,888	$614,551	$1,056,157	$199,287		$4,238,292
Investments in affiliated securities at value+	—	—		—	—	—	—		127,711
Investments at Value	4,680,791	2,390,613		491,888	614,551	1,056,157	199,287		4,366,003
Cash	—	447		15	—	31	—	*	1,081
Cash denominated in foreign currencies at value+	—	—	*	—	—	—	—		33,628
Investment securities sold receivable	10,711	—		—	—	4	—		12,643
Dividends and interest receivable	1,509	5,782		4,438	4,208	2,400	29		63,243
Capital shares sold receivable	1,012	5,930		563	81	379	358		5,684
Receivable from affiliates	40	596		375	47	122	598		88
Unrealized appreciation on forward foreign currency contracts	—	—		—	—	—	—		253
Receivable from securities lending income – net	—	18		4	3	1	—		10
Prepaid and other assets	128	99		81	54	77	42		167
Total Assets	4,694,191	2,403,485		497,364	618,944	1,059,171	200,314		4,482,800

LIABILITIES
Cash collateral on securities loaned at value	—	11,223		8,709	341	4,700	—		10,877
Investment securities purchased payable	7,507	900		2,346	—	—	—		189,607
Capital shares redeemed payable	3,077	1,590		419	500	615	1,525		4,452
Distributions payable	—	—		—	—	—	—	*	1,749
Independent Trustees and Chief Compliance Officer fees payable	858	106		119	144	213	27		546
Distribution and service fees payable	25	5		1	2	4	—	*	23
Shareholder servicing payable	466	305		79	101	148	34		622
Investment management fee payable	79	56		8	12	24	2		63
Accounting services fee payable	23	23		12	15	23	7		23
Other liabilities	36	2,781		25	30	224	15		38
Total Liabilities	12,071	16,989		11,718	1,145	5,951	1,610		208,000
Commitments and Contingencies (See Note 2 and Note 14)
Total Net Assets	$4,682,120	$2,386,496		$485,646	$617,799	$1,053,220	$198,704		$4,274,800

NET ASSETS
Capital paid in (shares authorized – unlimited)	$2,552,778	$1,624,671		$532,689	$451,685	$600,009	$198,704		$5,739,052
Accumulated earnings gain (loss)	2,129,342	761,825		(47,043)	166,114	453,211	—	*	(1,464,252)
Total Net Assets	$4,682,120	$2,386,496		$485,646	$617,799	$1,053,220	$198,704		$4,274,800

CAPITAL SHARES OUTSTANDING:
Class A	189,345	13,447		17,354	22,555	9,395	183,154		255,717
Class B	194	17		33	143	4	470		1,084
Class C	2,273	2,379		414	520	114	3,415		45,225
Class E	994	N/A		N/A	375	N/A	11,416		1,285
Class I	53,020	53,276		23,439	19,488	8,494	N/A		262,927
Class N	4,322	12,094		6,011	1,763	321	250		9,392
Class R	32	411		26	27	17	N/A		6,795
Class Y	1,300	1,383		84	148	55	N/A		19,451

NET ASSET VALUE PER SHARE:
Class A	$18.01	$28.07		$10.26	$13.72	$56.56	$1.00		$7.10
Class B	$13.88	$22.66		$10.25	$13.71	$44.60	$1.00		$7.10
Class C	$14.65	$23.86		$10.25	$13.72	$45.65	$1.00		$7.10
Class E	$17.92	N/A		N/A	$13.72	N/A	$1.00		$7.10
Class I	$20.77	$29.05		$10.25	$13.73	$58.10	N/A		$7.10
Class N	$20.82	$29.21		$10.26	$13.74	$58.51	$1.00		$7.10
Class R	$17.82	$27.75		$10.23	$13.73	$55.69	N/A		$7.10
Class Y	$20.01	$28.65		$10.26	$13.72	$56.88	N/A		$7.10

+COST
Investments in unaffiliated securities at cost	$2,805,323	$1,473,170		$472,747	$464,953	$648,964	$199,287		$4,281,538
Investments in affiliated securities at cost	—	—		—	—	—	—		323,875
Cash denominated in foreign currencies at cost	—	—		—	—	—	—		33,535
^Securities loaned at value	—	10,673		8,507	34,069	5,991	—		11,775

*	Not shown due to rounding.
(1)	Consolidated Statement of Assets and Liabilities (See Note 5 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	169

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF MARCH 31, 2021

(In thousands, except per share amounts)	Ivy International Core Equity Fund	Ivy Large Cap Growth Fund		Ivy Limited- Term Bond Fund	Ivy Managed International Opportunities Fund		Ivy Mid Cap Growth Fund	Ivy Mid Cap Income Opportunities Fund	Ivy Municipal Bond Fund
ASSETS
Investments in unaffiliated securities at value+^	$2,535,207	$5,572,059		$1,174,265	$245		$7,435,210	$1,560,989	$754,080
Investments in affiliated securities at value+	—	—		—	178,409		—	—	—
Investments at Value	2,535,207	5,572,059		1,174,265	178,654		7,435,210	1,560,989	754,080
Cash	15	—		30	—		—	—	—
Cash denominated in foreign currencies at value+	10,877	—		—	—		—	—	—
Investment securities sold receivable	512	5,448		7,194	—		13,601	—	—
Dividends and interest receivable	20,713	2,250		6,785	—	*	383	1,357	8,025
Capital shares sold receivable	1,294	2,679		980	85		8,336	5,859	700
Receivable from affiliates	2,397	1,796		1	19		3,109	1,191	198
Receivable from securities lending income – net	32	—	*	2	—		1	—	—
Prepaid and other assets	91	128		80	60		160	80	70
Total Assets	2,571,138	5,584,360		1,189,337	178,818		7,460,800	1,569,476	763,073

LIABILITIES
Cash collateral on securities loaned at value	52,596	—		2,969	—		1,308	—	—
Investment securities purchased payable	—	—		10,184	41		7,185	—	5,208
Capital shares redeemed payable	3,731	3,985		1,438	308		8,443	1,576	361
Distributions payable	—	—		144	—		—	—	128
Independent Trustees and Chief Compliance Officer fees payable	284	516		104	17		454	16	155
Distribution and service fees payable	6	21		3	—	*	25	2	3
Shareholder servicing payable	344	631		149	9		863	222	77
Investment management fee payable	57	92		15	—	*	159	36	11
Accounting services fee payable	23	23		23	4		23	22	18
Other liabilities	283	42		81	13		53	29	18
Total Liabilities	57,324	5,310		15,110	392		18,513	1,903	5,979
Commitments and Contingencies (See Note 2 and Note 14)
Total Net Assets	$2,513,814	$5,579,050		$1,174,227	$178,426		$7,442,287	$1,567,573	$757,094

NET ASSETS
Capital paid in (shares authorized – unlimited)	$2,336,859	$2,357,817		$1,168,302	$134,982		$3,550,826	$1,183,341	$697,594
Accumulated earnings gain	176,955	3,221,233		5,925	43,444		3,891,461	384,232	59,500
Total Net Assets	$2,513,814	$5,579,050		$1,174,227	$178,426		$7,442,287	$1,567,573	$757,094

CAPITAL SHARES OUTSTANDING:
Class A	19,557	93,364		38,153	5,104		65,563	9,650	37,445
Class B	30	209		21	5		143	N/A	14
Class C	3,844	3,125		2,230	107		5,705	1,309	676
Class E	378	1,041		677	N/A		544	N/A	N/A
Class I	70,469	80,278		53,939	8,900		86,998	66,478	25,416
Class N	24,794	5,183		11,016	32		17,567	5,612	94
Class R	2,806	478		40	30		2,443	43	N/A
Class Y	4,593	1,027		243	14		9,178	2,053	36

NET ASSET VALUE PER SHARE:
Class A	$19.82	$29.35		$11.04	$12.52		$37.42	$18.38	$11.89
Class B	$17.26	$19.65		$11.04	$12.18		$27.05	N/A	$11.89
Class C	$17.33	$22.15		$11.04	$12.22		$29.76	$18.30	$11.89
Class E	$19.98	$29.21		$11.04	N/A		$36.20	N/A	N/A
Class I	$19.98	$31.48		$11.04	$12.61		$41.48	$18.42	$11.89
Class N	$20.03	$31.71		$11.04	$12.62		$41.89	$18.42	$11.89
Class R	$19.80	$27.57		$11.04	$12.47		$35.92	$18.35	N/A
Class Y	$19.98	$30.36		$11.04	$12.53		$39.57	$18.39	$11.89

+COST
Investments in unaffiliated securities at cost	$1,999,558	$2,570,838		$1,156,552	$245		$3,977,971	$1,182,316	$699,686
Investments in affiliated securities at cost	—	—		—	125,781		—	—	—
Cash denominated in foreign currencies at cost	10,859	—		—	—		—	—	—
^Securities loaned at value	122,344	—		9,291	—		1,278	—	—

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

170	ANNUAL REPORT	2021

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF MARCH 31, 2021

(In thousands, except per share amounts)	Ivy Municipal High Income Fund	Ivy Pzena International Value Fund		Ivy Securian Core Bond Fund	Ivy Small Cap Core Fund	Ivy Small Cap Growth Fund	Ivy Value Fund
ASSETS
Investments in unaffiliated securities at value+^	$979,416	$259,556		$1,194,878	$762,249	$2,999,371	$1,385,245
Investments in affiliated securities at value+	—	—		—	—	70,552	—
Investments at Value	979,416	259,556		1,194,878	762,249	3,069,923	1,385,245
Cash denominated in foreign currencies at value+	—	—	*	—	—	—	—
Restricted cash	—	—		—	—	17,330	—
Investment securities sold receivable	—	23		11	2,656	7,914	—
Dividends and interest receivable	12,947	1,765		6,559	335	429	1,894
Capital shares sold receivable	553	300		1,211	1,322	2,434	2,863
Receivable from affiliates	224	—		1,284	437	769	28
Receivable from securities lending income – net	—	4		8	1	66	32
Variation margin receivable	—	—		166	—	—	—
Prepaid and other assets	60	56		84	68	85	68
Total Assets	993,200	261,704		1,204,201	767,068	3,098,950	1,390,130

LIABILITIES
Cash collateral on securities loaned at value	—	11,562		2,274	3,631	12,592	37,742
Investment securities purchased payable	7,000	—		—	2,691	2,546	7,840
Capital shares redeemed payable	552	113		1,791	960	4,698	1,483
Distributions payable	258	—		214	—	—	—
Independent Trustees and Chief Compliance Officer fees payable	165	101		89	44	340	138
Distribution and service fees payable	5	1		2	2	13	3
Shareholder servicing payable	91	38		156	110	410	175
Investment management fee payable	14	5		16	18	69	25
Accounting services fee payable	22	8		23	15	23	23
Swap agreements, at value	—	—		—	—	13,113	—
Variation margin payable	—	—		318	—	—	—
Written options at value+	—	—		—	—	—	563
Other liabilities	17	25		30	22	34	48
Total Liabilities	8,124	11,853		4,913	7,493	33,838	48,040
Commitments and Contingencies (See Note 2 and Note 14)
Total Net Assets	$985,076	$249,851		$1,199,288	$759,575	$3,065,112	$1,342,090

NET ASSETS
Capital paid in (shares authorized – unlimited)	$1,032,068	$226,491		$1,188,790	$511,555	$1,584,419	$954,403
Accumulated earnings gain (loss)	(46,992)	23,360		10,498	248,020	1,480,693	387,687
Total Net Assets	$985,076	$249,851		$1,199,288	$759,575	$3,065,112	$1,342,090

CAPITAL SHARES OUTSTANDING:
Class A	126,212	3,534		20,284	7,857	59,179	13,716
Class B	82	3		25	24	127	24
Class C	5,854	40		992	1,158	3,573	290
Class E	N/A	N/A		450	N/A	666	N/A
Class I	62,021	4,824		71,550	18,260	37,922	31,484
Class N	207	4,723		17,080	3,074	7,813	5,537
Class R	N/A	19		85	1,108	3,260	14
Class Y	887	58		641	399	4,589	5

NET ASSET VALUE PER SHARE:
Class A	$5.04	$18.54		$10.79	$22.43	$22.28	$26.18
Class B	$5.04	$16.03		$10.79	$17.27	$13.62	$23.70
Class C	$5.04	$17.16		$10.79	$18.75	$15.96	$24.95
Class E	N/A	N/A		$10.79	N/A	$21.98	N/A
Class I	$5.04	$19.05		$10.79	$24.68	$32.06	$26.31
Class N	$5.04	$19.11		$10.79	$24.88	$32.30	$26.40
Class R	N/A	$18.50		$10.79	$22.20	$21.50	$26.11
Class Y	$5.04	$18.85		$10.79	$23.73	$29.47	$26.14

+COST
Investments in unaffiliated securities at cost	$972,504	$221,856		$1,177,363	$558,351	$1,920,620	$975,839
Investments in affiliated securities at cost	—	—		—	—	58,247	—
Cash denominated in foreign currencies at cost	—	—		—	—	—	—
Written options premiums received at cost	—	—		—	—	—	1,338
^Securities loaned at value	—	12,873		11,411	3,555	29,514	42,091
*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	171

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED MARCH 31, 2021

(In thousands)	Ivy Core Equity Fund	Ivy Emerging Markets Equity Fund(1)		Ivy Global Bond Fund	Ivy Global Equity Income Fund	Ivy Global Growth Fund	Ivy Government Money Market Fund		Ivy High Income Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$57,672	$29,636		$—	$21,503	$12,038	$—		$4,423
Foreign dividend withholding tax	(229)	(4,050)		—	(1,639)	(144)	—		—
Interest and amortization from unaffiliated securities	90	21		18,804	7	23	584		279,330
Interest and amortization from affiliated securities	—	—		—	—	—	—		1,983
Foreign interest withholding tax	—	—		1	—	—	—		—
Securities lending income – net	1	24		50	99	19	—		164
Total Investment Income	57,534	25,631		18,855	19,970	11,936	584		285,900

EXPENSES
Investment management fee	26,353	16,503		2,854	4,139	8,078	740		21,393
Distribution and service fees:
Class A	7,620	803		451	723	1,153	—		4,152
Class B	37	7		5	21	4	7		137
Class C	391	533		58	91	58	85		4,188
Class E(2)	39	—	*	N/A	12	— *	—		21
Class R	2	52		2	2	5	N/A		244
Class T(3)	N/A	—	*	N/A	N/A	N/A	N/A		— *
Class Y	65	101		2	10	7	N/A		343
Shareholder servicing:
Class A	3,045	657		426	598	771	317		2,127
Class B	21	5		3	7	3	—	*	31
Class C	88	85		14	23	18	6		457
Class E(2)	38	—	*	N/A	18	— *	17		32
Class I	1,665	1,904		384	430	729	N/A		2,677
Class N	8	48		5	2	2	—	*	7
Class R	1	26		1	1	2	N/A		126
Class T(3)	N/A	—	*	N/A	N/A	N/A	N/A		— *
Class Y	40	62		1	6	5	N/A		219
Registration fees	135	134		107	109	100	125		177
Custodian fees	47	410		6	46	45	3		25
Independent Trustees and Chief Compliance Officer fees	418	103		59	64	93	14		316
Accounting services fee	275	273		141	170	245	90		275
Professional fees	60	58		48	34	41	21		855
Third-party valuation service fees	2	13		—	6	4	—		—
Commitment and interest expense for borrowing	—	—		—	—	—	—		274
Other	241	145		57	71	282	34		277
Total Expenses	40,591	21,922		4,624	6,583	11,645	1,459		38,353
Less:
Expenses in excess of limit	(81)	(1,334)		(782)	(166)	(142)	(959)		(258)
Total Net Expenses	40,510	20,588		3,842	6,417	11,503	500		38,095
Net Investment Income	17,024	5,043		15,013	13,553	433	84		247,805

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	311,674	191,968		(15,919)	27,411	105,879	—	*	(141,259)
Foreign currency exchange transactions	(15)	(343)		41	24	(158)	—		(345)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	1,527,081	798,525		56,334	185,513	306,535	—		1,035,490
Investments in affiliated securities	—	—		—	—	—	—		(162,405)
Forward foreign currency contracts	—	—		—	—	—	—		253
Foreign currency exchange transactions	—	86		3	51	41	—		403
Net Realized and Unrealized Gain	1,838,740	990,236		40,459	212,999	412,297	—		732,137
Net Increase in Net Assets Resulting from Operations	$1,855,764	$995,279		$55,472	$226,552	$412,730	$84		$979,942

*	Not shown due to rounding.
(1)	Consolidated Statement of Operations (See Note 5 in Notes to Financial Statements).
(2)	Effective June 19, 2020, Ivy Emerging Markets Equity Fund and Ivy Global Growth Fund liquidated Class E shares.
(3)	Effective June 19, 2020, Ivy Emerging Markets Equity Fund and Ivy High Income Fund liquidated Class T shares.

See Accompanying Notes to Financial Statements.

172	ANNUAL REPORT	2021

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED MARCH 31, 2021

(In thousands)	Ivy International Core Equity Fund	Ivy Large Cap Growth Fund	Ivy Limited- Term Bond Fund	Ivy Managed International Opportunities Fund		Ivy Mid Cap Growth Fund	Ivy Mid Cap Income Opportunities Fund		Ivy Municipal Bond Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$72,568	$38,817	$—	$—		$29,297	$26,922		$468
Dividends from affiliated securities	—	—	—	2,121		—	—		—
Foreign dividend withholding tax	(5,144)	(82)	—	—		—	—		—
Interest and amortization from unaffiliated securities	461	55	26,355	1		101	19		22,575
Securities lending income — net	421	— *	9	—		254	1		—
Total Investment Income	68,306	38,790	26,364	2,122		29,652	26,942		23,043

EXPENSES
Investment management fee	22,553	31,849	5,352	84		48,857	8,667		3,914
Distribution and service fees:
Class A	906	6,372	1,005	140		5,303	352		1,124
Class B	8	51	7	1		56	N/A		3
Class C	753	821	328	13		1,875	198		128
Class E(1)	17	69	18	—	*	43	1		N/A
Class R	266	74	3	3		366	12		N/A
Class T(2)	— *	N/A	N/A	N/A		N/A	N/A		N/A
Class Y	282	80	10	—	*	800	71		1
Shareholder servicing:
Class A	815	2,519	498	41		2,377	231		298
Class B	5	16	3	1		20	N/A		1
Class C	130	152	41	2		243	34		19
Class E(1)	30	59	12	—	*	45	—	*	N/A
Class I	2,472	3,942	951	19		4,879	1,268		462
Class N	68	18	11	—	*	76	20		—	*
Class R	134	38	2	—	*	185	6		N/A
Class T(2)	— *	N/A	N/A	N/A		N/A	N/A		N/A
Class Y	180	50	7	—	*	486	46		1
Registration fees	153	167	148	98		189	140		93
Custodian fees	262	51	15	1		86	9		8
Independent Trustees and Chief Compliance Officer fees	188	368	80	11		382	48		86
Accounting services fee	275	275	274	43		274	233		213
Professional fees	57	90	38	22		78	31		43
Third-party valuation service fees	14	—	—	—		— *	—		—
Other	215	271	88	33		320	81		59
Total Expenses	29,783	47,332	8,891	512		66,940	11,448		6,453
Less:
Expenses in excess of limit	(5,095)	(3,606)	(3)	(57)		(5,972)	(2,010)		(403)
Total Net Expenses	24,688	43,726	8,888	455		60,968	9,438		6,050
Net Investment Income (Loss)	43,618	(4,936)	17,476	1,667		(31,316)	17,504		16,993

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	19,561	478,902	9,188	—		746,944	18,853		12,890
Investments in affiliated securities	—	—	—	(4,440)		—	—		—
Distributions of realized capital gains from affiliated securities	—	—	—	1,123		—	—		—
Written options	—	—	—	—		21,677	—		—
Forward foreign currency contracts	9,792	—	—	—		—	—		—
Foreign currency exchange transactions	420	—	—	—		—	—		—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	1,060,423	1,604,172	8,409	—		2,650,782	473,596		871
Investments in affiliated securities	—	—	—	80,508		—	—		—
Written options	—	—	—	—		836	—		—
Forward foreign currency contracts	(3,597)	—	—	—		—	—		—
Foreign currency exchange transactions	856	—	—	—		—	—		—
Net Realized and Unrealized Gain	1,087,455	2,083,074	17,597	77,191		3,420,239	492,449		13,761
Net Increase in Net Assets Resulting from Operations	$1,131,073	$2,078,138	$35,073	$78,858		$3,388,923	$509,953		$30,754

*	Not shown due to rounding.
(1)	Effective June 19, 2020, Ivy Managed International Opportunities Fund and Ivy Mid Cap Income Opportunities Fund liquidated Class E shares.
(2)	Effective June 19, 2020, Ivy International Core Equity Fund liquidated Class T shares.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	173

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED MARCH 31, 2021

(In thousands)	Ivy Municipal High Income Fund	Ivy Pzena International Value Fund	Ivy Securian Core Bond Fund	Ivy Small Cap Core Fund		Ivy Small Cap Growth Fund	Ivy Value Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$—	$6,397	$53	$6,289		$8,351	$29,318
Foreign dividend withholding tax	—	(634)	—	—		—	(212)
Interest and amortization from unaffiliated securities	44,005	3	31,945	7		91	40
Securities lending income — net	—	60	30	6		396	78
Total Investment Income	44,005	5,826	32,028	6,302		8,838	29,224

EXPENSES
Investment management fee	5,155	2,244	6,063	5,352		22,017	7,975
Distribution and service fees:
Class A	1,548	139	541	350		2,784	751
Class B	14	1	6	5		25	7
Class C	576	8	139	208		622	79
Class E(1)	N/A	N/A	11	—	*	30	—	*
Class R	N/A	1	6	93		299	2
Class T(2)	N/A	N/A	N/A	—	*	— *	N/A
Class Y	13	2	26	22		299	1
Shareholder servicing:
Class A	363	200	374	328		1,642	576
Class B	3	1	2	2		16	5
Class C	56	3	26	42		110	19
Class E(1)	N/A	N/A	15	—	*	39	—	*
Class I	519	152	1,282	630		1,752	1,196
Class N	— *	8	20	16		28	13
Class R	N/A	1	3	47		153	1
Class T(2)	N/A	N/A	N/A	—	*	— *	N/A
Class Y	8	2	17	14		184	—	*
Registration fees	105	98	141	120		150	140
Custodian fees	13	24	22	19		25	12
Independent Trustees and Chief Compliance Officer fees	99	26	88	38		191	89
Accounting services fee	265	95	275	175		275	267
Professional fees	61	35	56	35		56	37
Third-party valuation service fees	—	13	1	—		—	—
Commitment and interest expense for borrowing	72	—	—	—		—	—
Other	85	42	91	64		171	95
Total Expenses	8,955	3,095	9,205	7,560		30,868	11,265
Less:
Expenses in excess of limit	(497)	(471)	(2,604)	(863)		(1,527)	(64)
Total Net Expenses	8,458	2,624	6,601	6,697		29,341	11,201
Net Investment Income (Loss)	35,547	3,202	25,427	(395)		(20,503)	18,023

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(26,979)	(14,154)	19,715	64,015		621,943	(26,045)
Investments in affiliated securities	—	—	—	—		(28)	—
Futures contracts	—	—	2,025	—		—	—
Written options	—	—	—	—		479	3,255
Swap agreements	—	—	—	—		53,435	—
Foreign currency exchange transactions	—	41	—	—		—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	61,272	129,699	47,460	286,005		856,330	540,633
Investments in affiliated securities	—	—	—	—		17,239	—
Futures contracts	—	—	(8,202)	—		—	—
Written options	—	—	—	—		—	5,699
Swap agreements	—	—	—	—		805	—
Foreign currency exchange transactions	—	38	—	—		—	—
Net Realized and Unrealized Gain	34,293	115,624	60,998	350,020		1,550,203	523,542
Net Increase in Net Assets Resulting from Operations	$69,840	$118,826	$86,425	$349,625		$1,529,700	$541,565

*	Not shown due to rounding.
(1)	Effective June 19, 2020, Ivy Small Cap Core Fund and Ivy Value Fund liquidated Class E shares.
(2)	Effective June 19, 2020, Ivy Small Cap Core Fund and Ivy Small Cap Growth Fund liquidated Class T shares.

See Accompanying Notes to Financial Statements.

174	ANNUAL REPORT	2021

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Core Equity Fund		Ivy Emerging Markets Equity Fund(1)		Ivy Global Bond Fund
(In thousands)	Year ended 3-31-21	Year ended 3-31-20	Year ended 3-31-21	Year ended 3-31-20	Year ended 3-31-21	Year ended 3-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$17,024	$19,521	$5,043	$16,995	$15,013	$16,705
Net realized gain (loss) on investments	311,659	306,875	191,625	(72,296)	(15,878)	(5,667)
Net change in unrealized appreciation (depreciation)	1,527,081	(397,665)	798,611	(242,780)	56,337	(20,838)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,855,764	(71,269)	995,279	(298,081)	55,472	(9,800)

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(81,922)	(293,343)	(2,691)	(2,416)	(4,774)	(4,007)
Class B	(99)	(665)	(2)	(4)	(8)	(10)
Class C	(1,087)	(5,171)	(240)	(266)	(111)	(91)
Class E(2)	(421)	(1,416)	—	(3)	N/A	N/A
Class I	(25,154)	(94,271)	(13,665)	(12,905)	(6,461)	(5,277)
Class N	(2,253)	(3,363)	(3,385)	(3,097)	(1,350)	(685)
Class R	(12)	(45)	(60)	(70)	(9)	(11)
Class T(2)	N/A	N/A	—	(3)	N/A	N/A
Class Y	(652)	(2,632)	(350)	(348)	(24)	(18)
Total Distributions to Shareholders	(111,600)	(400,906)	(20,393)	(19,112)	(12,737)	(10,099)
Capital Share Transactions	(439,273)	(298,361)	72,660	(331,226)	36,481	(67,500)
Net Increase (Decrease) in Net Assets	1,304,891	(770,536)	1,047,546	(648,419)	79,216	(87,399)
Net Assets, Beginning of Period	3,377,229	4,147,765	1,338,950	1,987,369	406,430	493,829
Net Assets, End of Period	$4,682,120	$3,377,229	$2,386,496	$1,338,950	$485,646	$406,430

(1)	Consolidated Statements of Changes in Net Assets (See Note 5 in Notes to Financial Statements).
(2)	Effective June 19, 2020, Ivy Emerging Markets Equity Fund liquidated Class E and Class T shares.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	175

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Global Equity Income Fund		Ivy Global Growth Fund		Ivy Government Money Market Fund
(In thousands)	Year ended 3-31-21	Year ended 3-31-20	Year ended 3-31-21	Year ended 3-31-20	Year ended 3-31-21	Year ended 3-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$13,553	$19,332	$433	$2,347	$84	$1,991
Net realized gain (loss) on investments	27,435	7,938	105,721	(8,962)	— *	4
Net change in unrealized appreciation (depreciation)	185,564	(127,774)	306,576	(86,313)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	226,552	(100,504)	412,730	(92,928)	84	1,995

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(9,618)	(12,388)	(25,825)	(4,482)	(80)	(1,707)
Class B	(55)	(100)	(27)	(6)	— *	(5)
Class C	(230)	(453)	(385)	(69)	(1)	(38)
Class E(1)	(163)	(188)	—	(2)	(6)	(118)
Class I	(9,342)	(12,823)	(23,567)	(5,329)	N/A	N/A
Class N	(836)	(883)	(952)	(255)	(2)	(123)
Class R	(12)	(22)	(47)	(9)	N/A	N/A
Class Y	(101)	(234)	(154)	(32)	N/A	N/A
Total Distributions to Shareholders	(20,357)	(27,091)	(50,957)	(10,184)	(89)	(1,991)
Capital Share Transactions	(128,990)	(154,646)	(47,241)	(106,132)	4,070	36,832
Net Increase (Decrease) in Net Assets	77,205	(282,241)	314,532	(209,244)	4,065	36,836
Net Assets, Beginning of Period	540,594	822,835	738,688	947,932	194,639	157,803
Net Assets, End of Period	$617,799	$540,594	$1,053,220	$738,688	$198,704	$194,639

*	Not shown due to rounding.
(1)	Effective June 19, 2020, Ivy Global Growth Fund liquidated Class E shares.

See Accompanying Notes to Financial Statements.

176	ANNUAL REPORT	2021

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy High Income Fund		Ivy International Core Equity Fund		Ivy Large Cap Growth Fund
(In thousands)	Year ended 3-31-21	Year ended 3-31-20	Year ended 3-31-21	Year ended 3-31-20	Year ended 3-31-21	Year ended 3-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$247,805	$330,246	$43,618	$90,986	$(4,936)	$2,751
Net realized gain (loss) on investments	(141,604)	(11,676)	29,773	(195,003)	478,902	537,176
Net change in unrealized appreciation (depreciation)	873,741	(827,494)	1,057,682	(479,235)	1,604,172	(413,560)
Net Increase (Decrease) in Net Assets Resulting from Operations	979,942	(508,924)	1,131,073	(583,252)	2,078,138	126,367

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(107,719)	(126,473)	(3,688)	(12,210)	(170,543)	(264,261)
Class B	(810)	(1,909)	(3)	(38)	(457)	(1,175)
Class C	(24,612)	(37,730)	(448)	(2,512)	(7,120)	(11,518)
Class E	(549)	(611)	(72)	(174)	(1,860)	(2,576)
Class I	(110,939)	(138,803)	(20,933)	(62,690)	(155,259)	(243,543)
Class N	(4,483)	(5,499)	(7,957)	(27,289)	(9,887)	(12,279)
Class R	(2,987)	(3,824)	(403)	(2,182)	(929)	(2,336)
Class T(1)	(4)	(18)	—	(6)	N/A	N/A
Class Y	(8,943)	(14,364)	(1,020)	(7,974)	(2,094)	(3,428)
Total Distributions to Shareholders	(261,046)	(329,231)	(34,524)	(115,075)	(348,149)	(541,116)
Capital Share Transactions	(112,251)	(585,712)	(1,314,858)	(2,378,971)	(145,759)	46,626
Net Increase (Decrease) in Net Assets	606,645	(1,423,867)	(218,309)	(3,077,298)	1,584,230	(368,123)
Net Assets, Beginning of Period	3,668,155	5,092,022	2,732,123	5,809,421	3,994,820	4,362,943
Net Assets, End of Period	$4,274,800	$3,668,155	$2,513,814	$2,732,123	$5,579,050	$3,994,820

(1)	Effective June 19, 2020, Ivy High Income Fund and Ivy International Core Equity Fund liquidated Class T shares.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	177

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Limited-Term Bond Fund		Ivy Managed International Opportunities Fund		Ivy Mid Cap Growth Fund
(In thousands)	Year ended 3-31-21	Year ended 3-31-20	Year ended 3-31-21	Year ended 3-31-20	Year ended 3-31-21	Year ended 3-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$17,476	$23,289	$1,667	$3,637	$(31,316)	$(17,985)
Net realized gain (loss) on investments	9,188	11,479	(3,317)	(1,881)	768,621	616,947
Net change in unrealized appreciation (depreciation)	8,409	2,615	80,508	(31,745)	2,651,618	(855,297)
Net Increase (Decrease) in Net Assets Resulting from Operations	35,073	37,383	78,858	(29,989)	3,388,923	(256,335)

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(5,604)	(7,105)	(487)	(3,916)	(220,293)	(88,160)
Class B	(4)	(24)	— *	(13)	(682)	(640)
Class C	(215)	(426)	(5)	(115)	(23,823)	(10,926)
Class E(1)	(94)	(100)	—	(34)	(1,820)	(700)
Class I	(9,561)	(12,919)	(1,170)	(7,640)	(293,204)	(116,194)
Class N	(1,954)	(2,960)	(4)	(21)	(50,666)	(14,986)
Class R	(6)	(8)	(3)	(41)	(7,927)	(3,132)
Class Y	(60)	(126)	(1)	(12)	(32,124)	(13,500)
Total Distributions to Shareholders	(17,498)	(23,668)	(1,670)	(11,792)	(630,539)	(248,238)
Capital Share Transactions	32,056	(177,454)	(36,774)	(17)	718,179	(322,806)
Net Increase (Decrease) in Net Assets	49,631	(163,739)	40,414	(41,798)	3,476,563	(827,379)
Net Assets, Beginning of Period	1,124,596	1,288,335	138,012	179,810	3,965,724	4,793,103
Net Assets, End of Period	$1,174,227	$1,124,596	$178,426	$138,012	$7,442,287	$3,965,724

*	Not shown due to rounding.
(1)	Effective June 19, 2020, Ivy Managed International Opportunities Fund liquidated Class E shares.

See Accompanying Notes to Financial Statements.

178	ANNUAL REPORT	2021

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Mid Cap Income Opportunities Fund		Ivy Municipal Bond Fund		Ivy Municipal High Income Fund
(In thousands)	Year ended 3-31-21	Year ended 3-31-20	Year ended 3-31-21	Year ended 3-31-20	Year ended 3-31-21	Year ended 3-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$17,504	$15,515	$16,993	$23,182	$35,547	$44,582
Net realized gain (loss) on investments	18,853	(13,615)	12,890	(1,888)	(26,979)	11,272
Net change in unrealized appreciation (depreciation)	473,596	(166,351)	871	(304)	61,272	(44,028)
Net Increase (Decrease) in Net Assets Resulting from Operations	509,953	(164,451)	30,754	20,990	69,840	11,826

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(1,930)	(3,082)	(9,944)	(13,288)	(21,388)	(24,788)
Class B	N/A	N/A	(5)	(18)	(40)	(139)
Class C	(140)	(242)	(174)	(348)	(1,633)	(2,896)
Class E(1)	(12)	(65)	N/A	N/A	N/A	N/A
Class I	(13,645)	(12,351)	(6,867)	(9,198)	(12,085)	(16,465)
Class N	(1,307)	(1,800)	(24)	(23)	(43)	(59)
Class R	(25)	(59)	N/A	N/A	N/A	N/A
Class Y	(368)	(340)	(10)	(14)	(174)	(237)
Total Distributions to Shareholders	(17,427)	(17,939)	(17,024)	(22,889)	(35,363)	(44,584)
Capital Share Transactions	465,094	128,906	(20,600)	(47,574)	(103,740)	(111,326)
Net Increase (Decrease) in Net Assets	957,620	(53,484)	(6,870)	(49,473)	(69,263)	(144,084)
Net Assets, Beginning of Period	609,953	663,437	763,964	813,437	1,054,339	1,198,423
Net Assets, End of Period	$1,567,573	$609,953	$757,094	$763,964	$985,076	$1,054,339

(1)	Effective June 19, 2020, Ivy Mid Cap Income Opportunities Fund liquidated Class E shares.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	179

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Pzena International Value Fund		Ivy Securian Core Bond Fund		Ivy Small Cap Core Fund
(In thousands)	Year ended 3-31-21	Year ended 3-31-20	Year ended 3-31-21	Year ended 3-31-20	Year ended 3-31-21	Year ended 3-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$3,202	$6,910	$25,427	$30,589	$(395)	$331
Net realized gain (loss) on investments	(14,113)	450	21,740	18,822	64,015	6,563
Net change in unrealized appreciation (depreciation)	129,737	(67,813)	39,258	(31,757)	286,005	(157,174)
Net Increase (Decrease) in Net Assets Resulting from Operations	118,826	(60,453)	86,425	17,654	349,625	(150,280)

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(661)	(1,540)	(9,272)	(6,569)	—	(1,140)
Class B	—	(1)	(17)	(34)	—	(10)
Class C	(4)	(31)	(499)	(329)	—	(242)
Class E(1)	—	—	(192)	(124)	—	(1)
Class I	(1,233)	(2,612)	(37,207)	(26,863)	—	(3,408)
Class N	(1,326)	(2,907)	(8,070)	(6,153)	—	(627)
Class R	(3)	(7)	(40)	(46)	—	(140)
Class T(1)	N/A	N/A	N/A	N/A	—	(2)
Class Y	(13)	(24)	(437)	(282)	—	(70)
Total Distributions to Shareholders	(3,240)	(7,122)	(55,734)	(40,400)	—	(5,640)
Capital Share Transactions	(71,225)	(5,601)	64,336	229,754	(110,339)	(36,963)
Net Increase (Decrease) in Net Assets	44,361	(73,176)	95,027	207,008	239,286	(192,883)
Net Assets, Beginning of Period	205,490	278,666	1,104,261	897,253	520,289	713,172
Net Assets, End of Period	$249,851	$205,490	$1,199,288	$1,104,261	$759,575	$520,289

(1)	Effective June 19, 2020, Ivy Small Cap Core Fund liquidated Class E and Class T shares.

See Accompanying Notes to Financial Statements.

180	ANNUAL REPORT	2021

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Small Cap Growth Fund		Ivy Value Fund
(In thousands)	Year ended 3-31-21	Year ended 3-31-20	Year ended 3-31-21	Year ended 3-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(20,503)	$(17,894)	$18,023	$20,132
Net realized gain (loss) on investments	675,829	65,942	(22,790)	90,372
Net change in unrealized appreciation (depreciation)	874,374	(449,336)	546,332	(311,264)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,529,700	(401,288)	541,565	(200,760)

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(108,060)	(68,316)	(10,264)	(32,335)
Class B	(341)	(446)	(19)	(124)
Class C	(8,294)	(6,197)	(213)	(1,093)
Class E(1)	(1,201)	(704)	(1)	(19)
Class I	(74,138)	(51,579)	(27,111)	(53,416)
Class N	(14,980)	(8,253)	(4,904)	(12,483)
Class R	(5,930)	(4,069)	(10)	(31)
Class T(2)	—	(16)	N/A	N/A
Class Y	(8,794)	(6,603)	(4)	(11)
Total Distributions to Shareholders	(221,738)	(146,183)	(42,526)	(99,512)
Capital Share Transactions	(165,687)	(129,719)	(51,466)	105,748
Net Increase (Decrease) in Net Assets	1,142,275	(677,190)	447,573	(194,524)
Net Assets, Beginning of Period	1,922,837	2,600,027	894,517	1,089,041
Net Assets, End of Period	$3,065,112	$1,922,837	$1,342,090	$894,517

(1)	Effective June 19, 2020, Ivy Value Fund liquidated Class E shares.
(2)	Effective June 19, 2020, Ivy Small Cap Growth Fund liquidated Class T shares.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	181

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY CORE EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$11.73	$0.06	$6.65	$6.71	$(0.04)	$(0.39)	$(0.43)
Year ended 3-31-2020	13.47	0.06	(0.29)	(0.23)	(0.09)	(1.42)	(1.51)
Year ended 3-31-2019	14.78	0.09	0.60	0.69	(0.09)	(1.91)	(2.00)
Year ended 3-31-2018	13.55	0.05	2.11	2.16	(0.03)	(0.90)	(0.93)
Year ended 3-31-2017	12.73	0.03	1.28	1.31	(0.05)	(0.44)	(0.49)
Class B Shares(4)
Year ended 3-31-2021	9.16	(0.08)	5.17	5.09	—	(0.37)	(0.37)
Year ended 3-31-2020	10.81	(0.08)	(0.18)	(0.26)	— *	(1.39)	(1.39)
Year ended 3-31-2019	12.21	(0.06)	0.48	0.42	—	(1.82)	(1.82)
Year ended 3-31-2018	11.42	(0.09)	1.77	1.68	—	(0.89)	(0.89)
Year ended 3-31-2017	10.85	(0.09)	1.10	1.01	—	(0.44)	(0.44)
Class C Shares
Year ended 3-31-2021	9.63	(0.06)	5.45	5.39	—	(0.37)	(0.37)
Year ended 3-31-2020	11.31	(0.05)	(0.22)	(0.27)	(0.01)	(1.40)	(1.41)
Year ended 3-31-2019	12.69	(0.03)	0.51	0.48	—	(1.86)	(1.86)
Year ended 3-31-2018	11.81	(0.06)	1.83	1.77	—	(0.89)	(0.89)
Year ended 3-31-2017	11.19	(0.07)	1.13	1.06	—	(0.44)	(0.44)
Class E Shares
Year ended 3-31-2021	11.67	0.06	6.62	6.68	(0.04)	(0.39)	(0.43)
Year ended 3-31-2020	13.40	0.06	(0.29)	(0.23)	(0.08)	(1.42)	(1.50)
Year ended 3-31-2019	14.71	0.08	0.59	0.67	(0.07)	(1.91)	(1.98)
Year ended 3-31-2018	13.50	0.04	2.10	2.14	(0.03)	(0.90)	(0.93)
Year ended 3-31-2017	12.67	0.03	1.28	1.31	(0.04)	(0.44)	(0.48)
Class I Shares
Year ended 3-31-2021	13.47	0.10	7.66	7.76	(0.07)	(0.39)	(0.46)
Year ended 3-31-2020	15.27	0.10	(0.37)	(0.27)	(0.11)	(1.42)	(1.53)
Year ended 3-31-2019	16.48	0.14	0.69	0.83	(0.13)	(1.91)	(2.04)
Year ended 3-31-2018	15.01	0.09	2.35	2.44	(0.07)	(0.90)	(0.97)
Year ended 3-31-2017	14.05	0.08	1.41	1.49	(0.09)	(0.44)	(0.53)
Class N Shares
Year ended 3-31-2021	13.50	0.12	7.68	7.80	(0.09)	(0.39)	(0.48)
Year ended 3-31-2020	15.30	0.13	(0.37)	(0.24)	(0.14)	(1.42)	(1.56)
Year ended 3-31-2019	16.51	0.16	0.69	0.85	(0.15)	(1.91)	(2.06)
Year ended 3-31-2018	15.03	0.10	2.36	2.46	(0.08)	(0.90)	(0.98)
Year ended 3-31-2017	14.07	0.08	1.43	1.51	(0.11)	(0.44)	(0.55)
Class R Shares
Year ended 3-31-2021	11.62	(0.01)	6.59	6.58	— *	(0.38)	(0.38)
Year ended 3-31-2020	13.36	0.01	(0.30)	(0.29)	(0.03)	(1.42)	(1.45)
Year ended 3-31-2019	14.67	0.03	0.60	0.63	(0.03)	(1.91)	(1.94)
Year ended 3-31-2018	13.47	(0.01)	2.11	2.10	—	(0.90)	(0.90)
Year ended 3-31-2017	12.67	(0.02)	1.27	1.25	(0.01)	(0.44)	(0.45)
Class Y Shares
Year ended 3-31-2021	13.00	0.09	7.37	7.46	(0.06)	(0.39)	(0.45)
Year ended 3-31-2020	14.78	0.09	(0.34)	(0.25)	(0.11)	(1.42)	(1.53)
Year ended 3-31-2019	16.02	0.13	0.67	0.80	(0.13)	(1.91)	(2.04)
Year ended 3-31-2018	14.61	0.09	2.28	2.37	(0.06)	(0.90)	(0.96)
Year ended 3-31-2017	13.69	0.07	1.38	1.45	(0.09)	(0.44)	(0.53)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

182	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$18.01	57.58%	$3,411		1.00%	0.36%	—%	—%	49%
Year ended 3-31-2020	11.73	-3.57	2,409		1.03	0.42	—	—	66
Year ended 3-31-2019	13.47	5.56	2,895		1.02	0.64	—	—	97
Year ended 3-31-2018	14.78	16.31	3,149		1.04	0.33	1.04	0.33	51
Year ended 3-31-2017	13.55	10.42	269		1.15	0.20	1.21	0.14	90
Class B Shares(4)
Year ended 3-31-2021	13.88	55.92	3		2.08	-0.69	2.24	-0.85	49
Year ended 3-31-2020	9.16	-4.64	4		2.13	-0.67	2.18	-0.72	66
Year ended 3-31-2019	10.81	4.49	8		2.11	-0.47	—	—	97
Year ended 3-31-2018	12.21	15.11	11		2.11	-0.71	—	—	51
Year ended 3-31-2017	11.42	9.39	8		2.13	-0.79	—	—	90
Class C Shares
Year ended 3-31-2021	14.65	56.31	33		1.88	-0.51	—	—	49
Year ended 3-31-2020	9.63	-4.44	37		1.89	-0.44	—	—	66
Year ended 3-31-2019	11.31	4.74	52		1.85	-0.20	—	—	97
Year ended 3-31-2018	12.69	15.39	70		1.89	-0.50	—	—	51
Year ended 3-31-2017	11.81	9.60	116		1.92	-0.57	—	—	90
Class E Shares
Year ended 3-31-2021	17.92	57.64	17		0.99	0.36	1.14	0.21	49
Year ended 3-31-2020	11.67	-3.61	12		1.05	0.40	1.22	0.23	66
Year ended 3-31-2019	13.40	5.54	13		1.10	0.56	1.22	0.44	97
Year ended 3-31-2018	14.71	16.22	14		1.13	0.25	1.31	0.07	51
Year ended 3-31-2017	13.50	10.49	12		1.16	0.19	1.42	-0.07	90
Class I Shares
Year ended 3-31-2021	20.77	57.92	1,101		0.81	0.55	—	—	49
Year ended 3-31-2020	13.47	-3.38	861		0.83	0.63	—	—	66
Year ended 3-31-2019	15.27	5.84	1,089		0.81	0.85	—	—	97
Year ended 3-31-2018	16.48	16.60	1,216		0.82	0.56	0.84	0.54	51
Year ended 3-31-2017	15.01	10.76	384		0.84	0.52	0.91	0.45	90
Class N Shares
Year ended 3-31-2021	20.82	58.14	90		0.66	0.68	—	—	49
Year ended 3-31-2020	13.50	-3.23	31		0.67	0.78	—	—	66
Year ended 3-31-2019	15.30	6.01	45		0.65	0.97	—	—	97
Year ended 3-31-2018	16.51	16.74	71		0.73	0.64	—	—	51
Year ended 3-31-2017	15.03	10.84	112		0.76	0.58	—	—	90
Class R Shares
Year ended 3-31-2021	17.82	56.93	1		1.40	-0.04	—	—	49
Year ended 3-31-2020	11.62	-3.93	—	*	1.42	0.04	—	—	66
Year ended 3-31-2019	13.36	5.16	1		1.40	0.22	—	—	97
Year ended 3-31-2018	14.67	15.91	2		1.46	-0.08	—	—	51
Year ended 3-31-2017	13.47	10.01	3		1.51	-0.15	—	—	90
Class Y Shares
Year ended 3-31-2021	20.01	57.75	26		0.85	0.50	1.05	0.30	49
Year ended 3-31-2020	13.00	-3.37	23		0.84	0.60	1.08	0.36	66
Year ended 3-31-2019	14.78	5.81	45		0.84	0.80	1.05	0.59	97
Year ended 3-31-2018	16.02	16.61	50		0.84	0.55	1.10	0.29	51
Year ended 3-31-2017	14.61	10.75	64		0.84	0.49	1.15	0.18	90

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	183

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY EMERGING MARKETS EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$15.61	$(0.01)	$12.68	$12.67	$(0.21)	$—	$(0.21)
Year ended 3-31-2020	19.15	0.12	(3.51)	(3.39)	(0.15)	—	(0.15)
Year ended 3-31-2019	21.60	0.12	(2.46)	(2.34)	(0.11)	—	(0.11)
Year ended 3-31-2018	16.95	0.01	4.64	4.65	— *	—	— *
Year ended 3-31-2017	13.59	(0.02)	3.38	3.36	—	—	—
Class B Shares(4)
Year ended 3-31-2021	12.66	(0.19)	10.24	10.05	(0.05)	—	(0.05)
Year ended 3-31-2020	15.61	(0.06)	(2.84)	(2.90)	(0.05)	—	(0.05)
Year ended 3-31-2019	17.68	(0.04)	(2.02)	(2.06)	(0.01)	—	(0.01)
Year ended 3-31-2018	14.01	(0.14)	3.81	3.67	—	—	—
Year ended 3-31-2017	11.34	(0.14)	2.81	2.67	—	—	—
Class C Shares
Year ended 3-31-2021	13.31	(0.15)	10.79	10.64	(0.09)	—	(0.09)
Year ended 3-31-2020	16.39	(0.01)	(2.99)	(3.00)	(0.08)	—	(0.08)
Year ended 3-31-2019	18.54	(0.01)	(2.10)	(2.11)	(0.04)	—	(0.04)
Year ended 3-31-2018	14.65	(0.12)	4.01	3.89	—	—	—
Year ended 3-31-2017	11.84	(0.12)	2.93	2.81	—	—	—
Class I Shares
Year ended 3-31-2021	16.13	0.09	13.12	13.21	(0.29)	—	(0.29)
Year ended 3-31-2020	19.77	0.21	(3.61)	(3.40)	(0.24)	—	(0.24)
Year ended 3-31-2019	22.30	0.21	(2.55)	(2.34)	(0.19)	—	(0.19)
Year ended 3-31-2018	17.47	0.09	4.80	4.89	(0.06)	—	(0.06)
Year ended 3-31-2017	13.96	0.03	3.48	3.51	—	—	—
Class N Shares
Year ended 3-31-2021	16.22	0.10	13.19	13.29	(0.30)	—	(0.30)
Year ended 3-31-2020	19.88	0.21	(3.63)	(3.42)	(0.24)	—	(0.24)
Year ended 3-31-2019	22.42	0.20	(2.54)	(2.34)	(0.20)	—	(0.20)
Year ended 3-31-2018	17.56	0.12	4.80	4.92	(0.06)	—	(0.06)
Year ended 3-31-2017	14.01	0.06	3.49	3.55	—	—	—
Class R Shares
Year ended 3-31-2021	15.44	(0.07)	12.53	12.46	(0.15)	—	(0.15)
Year ended 3-31-2020	18.95	0.07	(3.47)	(3.40)	(0.11)	—	(0.11)
Year ended 3-31-2019	21.40	0.06	(2.43)	(2.37)	(0.08)	—	(0.08)
Year ended 3-31-2018	16.83	(0.04)	4.61	4.57	—	—	—
Year ended 3-31-2017	13.53	(0.07)	3.37	3.30	—	—	—
Class Y Shares
Year ended 3-31-2021	15.92	0.01	12.94	12.95	(0.22)	—	(0.22)
Year ended 3-31-2020	19.53	0.14	(3.58)	(3.44)	(0.17)	—	(0.17)
Year ended 3-31-2019	22.02	0.13	(2.50)	(2.37)	(0.12)	—	(0.12)
Year ended 3-31-2018	17.27	0.02	4.74	4.76	(0.01)	—	(0.01)
Year ended 3-31-2017	13.84	(0.02)	3.45	3.43	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

184	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$28.07	81.21%	$377		1.39%	-0.03%	—%	—%	39%
Year ended 3-31-2020	15.61	-17.87	229		1.46	0.61	1.46	0.61	32
Year ended 3-31-2019	19.15	-10.75	344		1.44	0.62	—	—	59
Year ended 3-31-2018	21.60	27.44	569		1.44	0.07	—	—	38
Year ended 3-31-2017	16.95	24.72	293		1.55	-0.14	1.68	-0.27	59
Class B Shares(4)
Year ended 3-31-2021	22.66	79.42	—	*	2.45	-1.05	2.59	-1.19	39
Year ended 3-31-2020	12.66	-18.72	1		2.50	-0.38	2.57	-0.45	32
Year ended 3-31-2019	15.61	-11.61	2		2.39	-0.29	—	—	59
Year ended 3-31-2018	17.68	26.27	5		2.40	-0.83	—	—	38
Year ended 3-31-2017	14.01	23.54	4		2.50	-1.10	2.78	-1.38	59
Class C Shares
Year ended 3-31-2021	23.86	80.00	57		2.10	-0.73	—	—	39
Year ended 3-31-2020	13.31	-18.43	43		2.16	-0.07	2.16	-0.07	32
Year ended 3-31-2019	16.39	-11.36	72		2.11	-0.08	—	—	59
Year ended 3-31-2018	18.54	26.55	95		2.13	-0.66	—	—	38
Year ended 3-31-2017	14.65	23.73	37		2.36	-0.96	—	—	59
Class I Shares
Year ended 3-31-2021	29.05	82.02	1,548		0.99	0.37	1.10	0.26	39
Year ended 3-31-2020	16.13	-17.50	826		0.99	1.09	1.14	0.94	32
Year ended 3-31-2019	19.77	-10.34	1,209		0.99	1.06	1.11	0.94	59
Year ended 3-31-2018	22.30	28.03	1,689		0.99	0.44	1.10	0.33	38
Year ended 3-31-2017	17.47	25.14	465		1.19	0.20	1.23	0.16	59
Class N Shares
Year ended 3-31-2021	29.21	82.01	353		0.95	0.40	—	—	39
Year ended 3-31-2020	16.22	-17.46	200		0.99	1.05	0.99	1.05	32
Year ended 3-31-2019	19.88	-10.32	300		0.96	1.03	—	—	59
Year ended 3-31-2018	22.42	28.07	310		0.95	0.58	—	—	38
Year ended 3-31-2017	17.56	25.34	18		1.07	0.37	—	—	59
Class R Shares
Year ended 3-31-2021	27.75	80.73	11		1.69	-0.32	—	—	39
Year ended 3-31-2020	15.44	-18.07	9		1.72	0.39	1.72	0.39	32
Year ended 3-31-2019	18.95	-11.03	15		1.70	0.32	—	—	59
Year ended 3-31-2018	21.40	27.15	20		1.70	-0.19	—	—	38
Year ended 3-31-2017	16.83	24.39	11		1.82	-0.44	—	—	59
Class Y Shares
Year ended 3-31-2021	28.65	81.40	40		1.34	0.04	—	—	39
Year ended 3-31-2020	15.92	-17.80	31		1.37	0.70	1.37	0.70	32
Year ended 3-31-2019	19.53	-10.68	45		1.35	0.69	—	—	59
Year ended 3-31-2018	22.02	27.58	68		1.36	0.12	—	—	38
Year ended 3-31-2017	17.27	24.78	21		1.50	-0.14	—	—	59

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	185

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GLOBAL BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$9.26	$0.32	$0.95	$1.27	$(0.27)	$—	$(0.27)
Year ended 3-31-2020	9.71	0.34	(0.59)	(0.25)	(0.20)	—	(0.20)
Year ended 3-31-2019	9.68	0.32	0.01	0.33	(0.28)	(0.02)	(0.30)
Year ended 3-31-2018	9.68	0.32	(0.11)	0.21	(0.21)	—	(0.21)
Year ended 3-31-2017	9.17	0.34	0.37	0.71	(0.20)	—	(0.20)
Class B Shares(4)
Year ended 3-31-2021	9.26	0.26	0.93	1.19	(0.20)	—	(0.20)
Year ended 3-31-2020	9.71	0.27	(0.59)	(0.32)	(0.13)	—	(0.13)
Year ended 3-31-2019	9.68	0.25	0.01	0.26	(0.21)	(0.02)	(0.23)
Year ended 3-31-2018	9.67	0.23	(0.08)	0.15	(0.14)	—	(0.14)
Year ended 3-31-2017	9.16	0.26	0.38	0.64	(0.13)	—	(0.13)
Class C Shares
Year ended 3-31-2021	9.26	0.25	0.94	1.19	(0.20)	—	(0.20)
Year ended 3-31-2020	9.71	0.26	(0.59)	(0.33)	(0.12)	—	(0.12)
Year ended 3-31-2019	9.68	0.25	0.01	0.26	(0.21)	(0.02)	(0.23)
Year ended 3-31-2018	9.68	0.23	(0.09)	0.14	(0.14)	—	(0.14)
Year ended 3-31-2017	9.16	0.26	0.39	0.65	(0.13)	—	(0.13)
Class I Shares
Year ended 3-31-2021	9.26	0.35	0.93	1.28	(0.29)	—	(0.29)
Year ended 3-31-2020	9.71	0.36	(0.59)	(0.23)	(0.22)	—	(0.22)
Year ended 3-31-2019	9.68	0.34	0.01	0.35	(0.30)	(0.02)	(0.32)
Year ended 3-31-2018	9.68	0.34	(0.11)	0.23	(0.23)	—	(0.23)
Year ended 3-31-2017	9.16	0.34	0.40	0.74	(0.22)	—	(0.22)
Class N Shares
Year ended 3-31-2021	9.26	0.34	0.95	1.29	(0.29)	—	(0.29)
Year ended 3-31-2020	9.71	0.36	(0.58)	(0.22)	(0.23)	—	(0.23)
Year ended 3-31-2019	9.69	0.34	0.01	0.35	(0.31)	(0.02)	(0.33)
Year ended 3-31-2018	9.68	0.33	(0.09)	0.24	(0.23)	—	(0.23)
Year ended 3-31-2017	9.17	0.33	0.40	0.73	(0.22)	—	(0.22)
Class R Shares
Year ended 3-31-2021	9.24	0.28	0.93	1.21	(0.22)	—	(0.22)
Year ended 3-31-2020	9.69	0.29	(0.59)	(0.30)	(0.15)	—	(0.15)
Year ended 3-31-2019	9.67	0.27	0.01	0.28	(0.24)	(0.02)	(0.26)
Year ended 3-31-2018	9.66	0.26	(0.09)	0.17	(0.16)	—	(0.16)
Year ended 3-31-2017	9.15	0.27	0.39	0.66	(0.15)	—	(0.15)
Class Y Shares
Year ended 3-31-2021	9.26	0.32	0.95	1.27	(0.27)	—	(0.27)
Year ended 3-31-2020	9.71	0.34	(0.59)	(0.25)	(0.20)	—	(0.20)
Year ended 3-31-2019	9.69	0.32	0.00 *	0.32	(0.28)	(0.02)	(0.30)
Year ended 3-31-2018	9.68	0.31	(0.09)	0.22	(0.21)	—	(0.21)
Year ended 3-31-2017	9.17	0.33	0.38	0.71	(0.20)	—	(0.20)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Expense ratio based on the period excluding reorganization expenses was 0.99%.

(6)	Expense ratio based on the period excluding reorganization expenses was 1.74%.

(7)	Expense ratio based on the period excluding reorganization expenses was 0.74%.

186	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$10.26	13.77%	$178		0.96%		3.18%	1.20%	2.94%	43%
Year ended 3-31-2020	9.26	-2.69	170		0.99		3.43	1.22	3.20	38
Year ended 3-31-2019	9.71	3.47	211		0.99		3.32	1.23	3.08	35
Year ended 3-31-2018	9.68	2.16	265		1.01	(5)	3.22	1.26	2.97	56
Year ended 3-31-2017	9.68	7.81	47		0.99		3.63	1.33	3.29	20
Class B Shares(4)
Year ended 3-31-2021	10.25	12.85	—	*	1.68		2.52	2.41	1.79	43
Year ended 3-31-2020	9.26	-3.31	1		1.74		2.70	2.42	2.02	38
Year ended 3-31-2019	9.71	2.67	1		1.65		2.65	2.19	2.11	35
Year ended 3-31-2018	9.68	1.51	2		1.76	(6)	2.40	2.24	1.92	56
Year ended 3-31-2017	9.67	7.01	3		1.74		2.73	2.15	2.32	20
Class C Shares
Year ended 3-31-2021	10.25	12.81	4		1.72		2.45	1.96	2.21	43
Year ended 3-31-2020	9.26	-3.42	6		1.74		2.68	1.98	2.44	38
Year ended 3-31-2019	9.71	2.71	9		1.73		2.58	1.93	2.38	35
Year ended 3-31-2018	9.68	1.40	13		1.76	(6)	2.40	1.96	2.20	56
Year ended 3-31-2017	9.68	7.13	16		1.74		2.72	1.95	2.51	20
Class I Shares
Year ended 3-31-2021	10.25	13.90	241		0.74		3.39	0.89	3.24	43
Year ended 3-31-2020	9.26	-2.45	204		0.74		3.67	0.89	3.52	38
Year ended 3-31-2019	9.71	3.73	240		0.74		3.58	0.88	3.44	35
Year ended 3-31-2018	9.68	2.43	262		0.76	(7)	3.44	0.94	3.26	56
Year ended 3-31-2017	9.68	8.19	88		0.74		3.54	0.95	3.33	20
Class N Shares
Year ended 3-31-2021	10.26	14.02	62		0.72		3.32	—	—	43
Year ended 3-31-2020	9.26	-2.42	23		0.73		3.69	—	—	38
Year ended 3-31-2019	9.71	3.75	31		0.71		3.61	—	—	35
Year ended 3-31-2018	9.69	2.43	18		0.74		3.37	0.76	3.35	56
Year ended 3-31-2017	9.68	8.06	3		0.75		3.50	0.78	3.47	20
Class R Shares
Year ended 3-31-2021	10.23	13.13	—	*	1.46		2.77	—	—	43
Year ended 3-31-2020	9.24	-3.16	1		1.47		2.95	—	—	38
Year ended 3-31-2019	9.69	2.89	1		1.45		2.86	—	—	35
Year ended 3-31-2018	9.67	1.76	1		1.49		2.66	1.51	2.64	56
Year ended 3-31-2017	9.66	7.29	1		1.50		2.90	1.53	2.87	20
Class Y Shares
Year ended 3-31-2021	10.26	13.76	1		0.96		3.18	1.12	3.02	43
Year ended 3-31-2020	9.26	-2.69	1		0.99		3.46	1.23	3.22	38
Year ended 3-31-2019	9.71	3.36	1		0.99		3.29	1.11	3.17	35
Year ended 3-31-2018	9.69	2.27	3		1.02	(5)	3.13	1.16	2.99	56
Year ended 3-31-2017	9.68	7.81	3		0.99		3.43	1.18	3.24	20

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	187

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GLOBAL EQUITY INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$9.64	$0.26	$4.23	$4.49	$(0.23)	$(0.18)	$(0.41)
Year ended 3-31-2020	11.90	0.29	(2.13)	(1.84)	(0.30)	(0.12)	(0.42)
Year ended 3-31-2019	13.84	0.29	(0.34)	(0.05)	(0.32)	(1.57)	(1.89)
Year ended 3-31-2018	12.48	0.32	1.34	1.66	(0.30)	—	(0.30)
Year ended 3-31-2017	11.88	0.53	0.50	1.03	(0.43)	—	(0.43)
Class B Shares(4)
Year ended 3-31-2021	9.64	0.17	4.22	4.39	(0.14)	(0.18)	(0.32)
Year ended 3-31-2020	11.89	0.21	(2.12)	(1.91)	(0.22)	(0.12)	(0.34)
Year ended 3-31-2019	13.81	0.21	(0.35)	(0.14)	(0.21)	(1.57)	(1.78)
Year ended 3-31-2018	12.47	0.23	1.34	1.57	(0.23)	—	(0.23)
Year ended 3-31-2017	11.87	0.35	0.60	0.95	(0.35)	—	(0.35)
Class C Shares
Year ended 3-31-2021	9.64	0.16	4.23	4.39	(0.13)	(0.18)	(0.31)
Year ended 3-31-2020	11.90	0.21	(2.13)	(1.92)	(0.22)	(0.12)	(0.34)
Year ended 3-31-2019	13.82	0.21	(0.35)	(0.14)	(0.21)	(1.57)	(1.78)
Year ended 3-31-2018	12.47	0.23	1.35	1.58	(0.23)	—	(0.23)
Year ended 3-31-2017	11.87	0.36	0.59	0.95	(0.35)	—	(0.35)
Class E Shares
Year ended 3-31-2021	9.64	0.27	4.23	4.50	(0.24)	(0.18)	(0.42)
Year ended 3-31-2020	11.90	0.30	(2.12)	(1.82)	(0.32)	(0.12)	(0.44)
Year ended 3-31-2019	13.84	0.31	(0.34)	(0.03)	(0.34)	(1.57)	(1.91)
Year ended 3-31-2018(5)	14.33	0.03	(0.52)	(0.49)	— *	—	— *
Class I Shares
Year ended 3-31-2021	9.64	0.29	4.24	4.53	(0.26)	(0.18)	(0.44)
Year ended 3-31-2020	11.91	0.33	(2.14)	(1.81)	(0.34)	(0.12)	(0.46)
Year ended 3-31-2019	13.85	0.34	(0.35)	(0.01)	(0.36)	(1.57)	(1.93)
Year ended 3-31-2018	12.48	0.37	1.34	1.71	(0.34)	—	(0.34)
Year ended 3-31-2017	11.88	0.39	0.68	1.07	(0.47)	—	(0.47)
Class N Shares
Year ended 3-31-2021	9.65	0.30	4.24	4.54	(0.27)	(0.18)	(0.45)
Year ended 3-31-2020	11.92	0.35	(2.14)	(1.79)	(0.36)	(0.12)	(0.48)
Year ended 3-31-2019	13.86	0.30	(0.29)	0.01	(0.38)	(1.57)	(1.95)
Year ended 3-31-2018	12.49	0.35	1.39	1.74	(0.37)	—	(0.37)
Year ended 3-31-2017	11.89	0.48	0.61	1.09	(0.49)	—	(0.49)
Class R Shares
Year ended 3-31-2021	9.65	0.22	4.23	4.45	(0.19)	(0.18)	(0.37)
Year ended 3-31-2020	11.91	0.26	(2.13)	(1.87)	(0.27)	(0.12)	(0.39)
Year ended 3-31-2019	13.84	0.25	(0.33)	(0.08)	(0.28)	(1.57)	(1.85)
Year ended 3-31-2018	12.48	0.28	1.35	1.63	(0.27)	—	(0.27)
Year ended 3-31-2017	11.88	0.39	0.61	1.00	(0.40)	—	(0.40)
Class Y Shares
Year ended 3-31-2021	9.64	0.26	4.23	4.49	(0.23)	(0.18)	(0.41)
Year ended 3-31-2020	11.90	0.30	(2.13)	(1.83)	(0.31)	(0.12)	(0.43)
Year ended 3-31-2019	13.84	0.30	(0.34)	(0.04)	(0.33)	(1.57)	(1.90)
Year ended 3-31-2018	12.48	0.33	1.35	1.68	(0.32)	—	(0.32)
Year ended 3-31-2017	11.87	0.44	0.61	1.05	(0.44)	—	(0.44)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from February 26, 2018 (commencement of operations of the class) through March 31, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(8)	Expense ratio based on the period excluding reorganization expenses was 1.28%.

(9)	Expense ratio based on the period excluding reorganization expenses was 1.95%.

(10)	Expense ratio based on the period excluding reorganization expenses was 1.13%.

(11)	Expense ratio based on the period excluding reorganization expenses was 1.19%.

(12)	Expense ratio based on the period excluding reorganization expenses was 0.92%.

188	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$13.72	47.07%	$310		1.22%		2.16%		1.24%		2.14%		39%
Year ended 3-31-2020	9.64	-16.11	260		1.24		2.43		1.25		2.42		43
Year ended 3-31-2019	11.90	0.47	387		1.24		2.27		1.24		2.27		28
Year ended 3-31-2018	13.84	13.44	494		1.29	(8)	2.34		—		—		55
Year ended 3-31-2017	12.48	8.87	70		1.30		4.45		1.38		4.37		103
Class B Shares(4)
Year ended 3-31-2021	13.71	45.99	2		1.92		1.46		2.11		1.27		39
Year ended 3-31-2020	9.64	-16.67	2		1.95		1.78		2.14		1.59		43
Year ended 3-31-2019	11.89	-0.30	5		1.94		1.63		2.07		1.50		28
Year ended 3-31-2018	13.81	12.81	8		1.97	(9)	1.69		—		—		55
Year ended 3-31-2017	12.47	8.17	2		1.95		2.88		—		—		103
Class C Shares
Year ended 3-31-2021	13.72	45.88	7		2.03		1.34		—		—		39
Year ended 3-31-2020	9.64	-16.75	10		2.00		1.76		—		—		43
Year ended 3-31-2019	11.90	-0.21	22		1.94		1.64		—		—		28
Year ended 3-31-2018	13.82	12.80	39		1.93		1.72		—		—		55
Year ended 3-31-2017	12.47	8.17	12		1.95		2.95		—		—		103
Class E Shares
Year ended 3-31-2021	13.72	47.25	5		1.09		2.29		1.42		1.96		39
Year ended 3-31-2020	9.64	-16.01	4		1.12		2.53		1.45		2.20		43
Year ended 3-31-2019	11.90	0.57	5		1.14	(10)	2.37		1.51		2.00		28
Year ended 3-31-2018(5)	13.84	-3.40	6		1.17	(6)(10)	2.32	(6)	1.32	(6)	2.17	(6)	55	(7)
Class I Shares
Year ended 3-31-2021	13.73	47.60	268		0.92		2.46		0.95		2.43		39
Year ended 3-31-2020	9.64	-15.90	242		0.92		2.76		0.95		2.73		43
Year ended 3-31-2019	11.91	0.78	374		0.93	(12)	2.58		0.95		2.56		28
Year ended 3-31-2018	13.85	13.88	523		1.00		2.75		—		—		55
Year ended 3-31-2017	12.48	9.26	250		0.94		3.18		0.96		3.16		103
Class N Shares
Year ended 3-31-2021	13.74	47.70	24		0.79		2.54		—		—		39
Year ended 3-31-2020	9.65	-15.76	17		0.79		2.87		—		—		43
Year ended 3-31-2019	11.92	0.93	22		0.78		2.40		—		—		28
Year ended 3-31-2018	13.86	14.07	5		0.86		2.58		—		—		55
Year ended 3-31-2017	12.49	9.39	1		0.81		3.99		—		—		103
Class R Shares
Year ended 3-31-2021	13.73	46.59	—	*	1.54		1.89		—		—		39
Year ended 3-31-2020	9.65	-16.36	1		1.53		2.14		—		—		43
Year ended 3-31-2019	11.91	0.22	1		1.52		1.97		—		—		28
Year ended 3-31-2018	13.84	13.20	1		1.58		2.07		—		—		55
Year ended 3-31-2017	12.48	8.58	—	*	1.56		3.23		—		—		103
Class Y Shares
Year ended 3-31-2021	13.72	47.11	2		1.18		2.25		—		—		39
Year ended 3-31-2020	9.64	-16.06	5		1.19		2.49		1.19		2.49		43
Year ended 3-31-2019	11.90	0.49	7		1.21	(11)	2.30		—		—		28
Year ended 3-31-2018	13.84	13.57	9		1.23	(11)	2.46		1.23		2.46		55
Year ended 3-31-2017	12.48	9.08	4		1.19		3.67		1.21		3.65		103

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	189

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GLOBAL GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$37.75	$(0.04)	$21.67	$21.63	$—	$(2.82)	$(2.82)
Year ended 3-31-2020	43.12	0.05	(4.97)	(4.92)	(0.09)	(0.36)	(0.45)
Year ended 3-31-2019	46.78	0.09	1.02	1.11	(0.08)	(4.69)	(4.77)
Year ended 3-31-2018	42.67	0.25	7.26	7.51	(0.06)	(3.34)	(3.40)
Year ended 3-31-2017	39.23	0.04	3.40	3.44	—	—	—
Class B Shares(4)
Year ended 3-31-2021	30.52	(0.50)	17.40	16.90	—	(2.82)	(2.82)
Year ended 3-31-2020	35.29	(0.39)	(4.02)	(4.41)	—	(0.36)	(0.36)
Year ended 3-31-2019	39.50	(0.33)	0.81	0.48	—	(4.69)	(4.69)
Year ended 3-31-2018	36.62	(0.31)	6.33	6.02	—	(3.14)	(3.14)
Year ended 3-31-2017	34.07	(0.45)	3.00	2.55	—	—	—
Class C Shares
Year ended 3-31-2021	31.11	(0.41)	17.77	17.36	—	(2.82)	(2.82)
Year ended 3-31-2020	35.84	(0.28)	(4.09)	(4.37)	—	(0.36)	(0.36)
Year ended 3-31-2019	39.93	(0.23)	0.83	0.60	—	(4.69)	(4.69)
Year ended 3-31-2018	36.98	(0.26)	6.42	6.16	—	(3.21)	(3.21)
Year ended 3-31-2017	34.26	(0.29)	3.01	2.72	—	—	—
Class I Shares
Year ended 3-31-2021	38.63	0.10	22.20	22.30	(0.01)	(2.82)	(2.83)
Year ended 3-31-2020	44.10	0.18	(5.07)	(4.89)	(0.22)	(0.36)	(0.58)
Year ended 3-31-2019	47.72	0.24	1.05	1.29	(0.22)	(4.69)	(4.91)
Year ended 3-31-2018	43.44	0.25	7.53	7.78	(0.16)	(3.34)	(3.50)
Year ended 3-31-2017	39.81	0.04	3.59	3.63	—	—	—
Class N Shares
Year ended 3-31-2021	38.85	0.16	22.35	22.51	(0.03)	(2.82)	(2.85)
Year ended 3-31-2020	44.35	0.24	(5.10)	(4.86)	(0.28)	(0.36)	(0.64)
Year ended 3-31-2019	47.99	0.30	1.04	1.34	(0.29)	(4.69)	(4.98)
Year ended 3-31-2018	43.64	0.20	7.71	7.91	(0.22)	(3.34)	(3.56)
Year ended 3-31-2017	39.92	0.10	3.62	3.72	—	—	—
Class R Shares
Year ended 3-31-2021	37.32	(0.21)	21.40	21.19	—	(2.82)	(2.82)
Year ended 3-31-2020	42.69	(0.08)	(4.93)	(5.01)	—	(0.36)	(0.36)
Year ended 3-31-2019	46.41	(0.05)	1.02	0.97	—	(4.69)	(4.69)
Year ended 3-31-2018	42.41	(0.07)	7.39	7.32	—	(3.32)	(3.32)
Year ended 3-31-2017	39.08	(0.14)	3.47	3.33	—	—	—
Class Y Shares
Year ended 3-31-2021	37.95	(0.05)	21.80	21.75	—	(2.82)	(2.82)
Year ended 3-31-2020	43.35	0.08	(5.03)	(4.95)	(0.09)	(0.36)	(0.45)
Year ended 3-31-2019	47.00	0.09	1.04	1.13	(0.09)	(4.69)	(4.78)
Year ended 3-31-2018	42.86	0.12	7.44	7.56	(0.08)	(3.34)	(3.42)
Year ended 3-31-2017	39.37	0.00 *	3.49	3.49	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Expense ratio based on the period excluding reorganization expenses was 1.11%.

190	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$56.56	57.85%	$531		1.34%		-0.08%		—%	—%	32%
Year ended 3-31-2020	37.75	-11.62	369		1.36		0.11		—	—	26
Year ended 3-31-2019	43.12	3.12	477		1.37		0.19		—	—	54
Year ended 3-31-2018	46.78	17.92	510		1.38		0.53		—	—	46
Year ended 3-31-2017	42.67	8.77	115		1.48		0.11		—	—	66
Class B Shares(4)
Year ended 3-31-2021	44.60	56.02	—	*	2.51		-1.26		2.66	-1.41	32
Year ended 3-31-2020	30.52	-12.70	—	*	2.58		-1.06		2.62	-1.10	26
Year ended 3-31-2019	35.29	2.00	1		2.40		-0.85		—	—	54
Year ended 3-31-2018	39.50	16.79	2		2.40		-0.79		—	—	46
Year ended 3-31-2017	36.62	7.48	2		2.67		-1.30		—	—	66
Class C Shares
Year ended 3-31-2021	45.65	56.45	5		2.25		-1.00		—	—	32
Year ended 3-31-2020	31.11	-12.42	5		2.24		-0.76		—	—	26
Year ended 3-31-2019	35.84	2.33	9		2.15		-0.60		—	—	54
Year ended 3-31-2018	39.93	16.99	11		2.18		-0.65		—	—	46
Year ended 3-31-2017	36.98	7.94	25		2.21		-0.84		—	—	66
Class I Shares
Year ended 3-31-2021	58.10	58.28	494		1.06		0.19		1.09	0.16	32
Year ended 3-31-2020	38.63	-11.35	346		1.06		0.40		1.10	0.36	26
Year ended 3-31-2019	44.10	3.43	436		1.06		0.50		1.08	0.48	54
Year ended 3-31-2018	47.72	18.27	437		1.13	(5)	0.54		—	—	46
Year ended 3-31-2017	43.44	9.12	270		1.11		0.10		—	—	66
Class N Shares
Year ended 3-31-2021	58.51	58.50	19		0.94		0.31		—	—	32
Year ended 3-31-2020	38.85	-11.26	16		0.94		0.53		—	—	26
Year ended 3-31-2019	44.35	3.59	19		0.92		0.64		—	—	54
Year ended 3-31-2018	47.99	18.45	24		0.95		0.42		—	—	46
Year ended 3-31-2017	43.64	9.32	7		0.95		0.24		—	—	66
Class R Shares
Year ended 3-31-2021	55.69	57.33	1		1.68		-0.42		—	—	32
Year ended 3-31-2020	37.32	-11.92	1		1.68		-0.18		—	—	26
Year ended 3-31-2019	42.69	2.82	1		1.67		-0.10		—	—	54
Year ended 3-31-2018	46.41	17.58	2		1.69		-0.15		—	—	46
Year ended 3-31-2017	42.41	8.52	2		1.69		-0.35		—	—	66
Class Y Shares
Year ended 3-31-2021	56.88	57.86	3		1.34		-0.09		1.36	-0.11	32
Year ended 3-31-2020	37.95	-11.63	2		1.36		0.19		1.38	0.17	26
Year ended 3-31-2019	43.35	3.17	5		1.33		0.20		—	—	54
Year ended 3-31-2018	47.00	17.96	10		1.36		0.25		—	—	46
Year ended 3-31-2017	42.86	8.86	14		1.36		—	*	—	—	66

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	191

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GOVERNMENT MONEY MARKET FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Loss on Investments		Total from Investment Operations		Distributions From Net Investment Income		Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 3-31-2021	$1.00	$0.00	*	$0.00	*	$0.00	*	$—	*	$—		$—	*
Year ended 3-31-2020	1.00	0.01		0.00	*	0.01		(0.01)		—		(0.01)
Year ended 3-31-2019	1.00	0.01		0.00	*	0.01		(0.01)		—		(0.01)
Year ended 3-31-2018	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*
Year ended 3-31-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*
Class B Shares(4)
Year ended 3-31-2021	1.00	0.00	*	0.00	*	0.00	*	—	*	—		—	*
Year ended 3-31-2020	1.00	0.01		0.00	*	0.01		(0.01)		—		(0.01)
Year ended 3-31-2019	1.00	0.00	*	0.00	*	0.00	*	—	*	—		—	*
Year ended 3-31-2018	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*
Year ended 3-31-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*
Class C Shares(4)
Year ended 3-31-2021	1.00	0.00	*	0.00	*	0.00	*	—	*	—		—	*
Year ended 3-31-2020	1.00	0.00	*	0.00	*	0.00	*	—	*	—		—	*
Year ended 3-31-2019	1.00	0.01		0.00	*	0.01		(0.01)		—		(0.01)
Year ended 3-31-2018	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*
Year ended 3-31-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*
Class E Shares
Year ended 3-31-2021	1.00	0.00	*	0.00	*	0.00	*	—	*	—		—	*
Year ended 3-31-2020	1.00	0.02		0.00	*	0.02		(0.02)		—		(0.02)
Year ended 3-31-2019	1.00	0.01		0.00	*	0.01		(0.01)		—		(0.01)
Year ended 3-31-2018	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*
Year ended 3-31-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*
Class N Shares
Year ended 3-31-2021	1.00	0.01		(0.01)		0.00	*	—	*	—		—	*
Year ended 3-31-2020	1.00	0.02		0.00	*	0.02		(0.02)		—		(0.02)
Year ended 3-31-2019	1.00	0.02		0.00	*	0.02		(0.02)		—		(0.02)
Year ended 3-31-2018(5)	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from July 5, 2017 (commencement of operations of the class) through March 31, 2018.

(6)	Annualized.

192	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$1.00	0.04%	$183		0.23%		0.04%		0.65%	-0.38%	—%
Year ended 3-31-2020	1.00	1.31	160		0.77		1.29		—	—	—
Year ended 3-31-2019	1.00	1.40	132		0.78		1.39		—	—	—
Year ended 3-31-2018	1.00	0.56	135		0.66		0.55		—	—	—
Year ended 3-31-2017	1.00	0.03	184		0.60		0.03		0.63	—	—
Class B Shares(4)
Year ended 3-31-2021	1.00	0.01	1		0.29		0.01		1.53	-1.23	—
Year ended 3-31-2020	1.00	0.50	1		1.58		0.54		—	—	—
Year ended 3-31-2019	1.00	0.47	1		1.70		0.42		—	—	—
Year ended 3-31-2018	1.00	0.01	3		1.16		0.01		1.67	-0.50	—
Year ended 3-31-2017	1.00	0.01	5		0.61		0.02		1.71	-1.08	—
Class C Shares(4)
Year ended 3-31-2021	1.00	0.01	4		0.36		0.01		1.55	-1.18	—
Year ended 3-31-2020	1.00	0.44	17		1.63		0.45		—	—	—
Year ended 3-31-2019	1.00	0.63	11		1.54		0.61		—	—	—
Year ended 3-31-2018	1.00	0.02	22		1.18		0.02		1.61	-0.41	—
Year ended 3-31-2017	1.00	0.01	29		0.61		0.02		1.61	-0.98	—
Class E Shares
Year ended 3-31-2021	1.00	0.06	11		0.21		0.05		0.64	-0.38	—
Year ended 3-31-2020	1.00	1.56	9		0.51		1.54		0.68	1.37	—
Year ended 3-31-2019	1.00	1.55	7		0.62		1.56		0.72	1.46	—
Year ended 3-31-2018	1.00	0.51	6		0.71		0.49		—	—	—
Year ended 3-31-2017	1.00	0.01	6		0.61		0.02		0.70	-0.07	—
Class N Shares
Year ended 3-31-2021	1.00	0.07	—	*	0.34		0.53		0.45	0.42	—
Year ended 3-31-2020	1.00	1.57	8		0.52		1.55		—	—	—
Year ended 3-31-2019	1.00	1.68	7		0.50		1.66		—	—	—
Year ended 3-31-2018(5)	1.00	0.65	8		0.40	(6)	1.03	(6)	—	—	—

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	193

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$5.91	$0.41	$1.21	$1.62	$(0.43)	$—	$(0.43)
Year ended 3-31-2020	7.20	0.49	(1.29)	(0.80)	(0.49)	—	(0.49)
Year ended 3-31-2019	7.49	0.50	(0.29)	0.21	(0.50)	—	(0.50)
Year ended 3-31-2018	7.60	0.53	(0.12)	0.41	(0.52)	—	(0.52)
Year ended 3-31-2017	6.91	0.55	0.68	1.23	(0.54)	—	(0.54)
Class B Shares(4)
Year ended 3-31-2021	5.91	0.36	1.21	1.57	(0.38)	—	(0.38)
Year ended 3-31-2020	7.20	0.44	(1.30)	(0.86)	(0.43)	—	(0.43)
Year ended 3-31-2019	7.49	0.44	(0.29)	0.15	(0.44)	—	(0.44)
Year ended 3-31-2018	7.60	0.45	(0.10)	0.35	(0.46)	—	(0.46)
Year ended 3-31-2017	6.91	0.49	0.68	1.17	(0.48)	—	(0.48)
Class C Shares
Year ended 3-31-2021	5.91	0.36	1.22	1.58	(0.39)	—	(0.39)
Year ended 3-31-2020	7.20	0.44	(1.29)	(0.85)	(0.44)	—	(0.44)
Year ended 3-31-2019	7.49	0.45	(0.29)	0.16	(0.45)	—	(0.45)
Year ended 3-31-2018	7.60	0.45	(0.09)	0.36	(0.47)	—	(0.47)
Year ended 3-31-2017	6.91	0.50	0.68	1.18	(0.49)	—	(0.49)
Class E Shares
Year ended 3-31-2021	5.91	0.41	1.21	1.62	(0.43)	—	(0.43)
Year ended 3-31-2020	7.20	0.48	(1.29)	(0.81)	(0.48)	—	(0.48)
Year ended 3-31-2019	7.49	0.49	(0.29)	0.20	(0.49)	—	(0.49)
Year ended 3-31-2018	7.60	0.48	(0.09)	0.39	(0.50)	—	(0.50)
Year ended 3-31-2017	6.91	0.53	0.68	1.21	(0.52)	—	(0.52)
Class I Shares
Year ended 3-31-2021	5.91	0.43	1.21	1.64	(0.45)	—	(0.45)
Year ended 3-31-2020	7.20	0.50	(1.29)	(0.79)	(0.50)	—	(0.50)
Year ended 3-31-2019	7.49	0.52	(0.29)	0.23	(0.52)	—	(0.52)
Year ended 3-31-2018	7.60	0.53	(0.10)	0.43	(0.54)	—	(0.54)
Year ended 3-31-2017	6.91	0.56	0.69	1.25	(0.56)	—	(0.56)
Class N Shares
Year ended 3-31-2021	5.91	0.44	1.21	1.65	(0.46)	—	(0.46)
Year ended 3-31-2020	7.20	0.51	(1.29)	(0.78)	(0.51)	—	(0.51)
Year ended 3-31-2019	7.49	0.53	(0.29)	0.24	(0.53)	—	(0.53)
Year ended 3-31-2018	7.60	0.53	(0.09)	0.44	(0.55)	—	(0.55)
Year ended 3-31-2017	6.91	0.59	0.67	1.26	(0.57)	—	(0.57)
Class R Shares
Year ended 3-31-2021	5.91	0.39	1.21	1.60	(0.41)	—	(0.41)
Year ended 3-31-2020	7.20	0.46	(1.29)	(0.83)	(0.46)	—	(0.46)
Year ended 3-31-2019	7.49	0.47	(0.29)	0.18	(0.47)	—	(0.47)
Year ended 3-31-2018	7.60	0.48	(0.10)	0.38	(0.49)	—	(0.49)
Year ended 3-31-2017	6.91	0.52	0.68	1.20	(0.51)	—	(0.51)
Class Y Shares
Year ended 3-31-2021	5.91	0.41	1.21	1.62	(0.43)	—	(0.43)
Year ended 3-31-2020	7.20	0.49	(1.29)	(0.80)	(0.49)	—	(0.49)
Year ended 3-31-2019	7.49	0.50	(0.29)	0.21	(0.50)	—	(0.50)
Year ended 3-31-2018	7.60	0.50	(0.09)	0.41	(0.52)	—	(0.52)
Year ended 3-31-2017	6.91	0.55	0.68	1.23	(0.54)	—	(0.54)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

194	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$7.10	28.16%	$1,816	0.97%	6.16%	—%	—%	59%
Year ended 3-31-2020	5.91	-12.03	1,465	0.95	6.89	—	—	30
Year ended 3-31-2019	7.20	2.93	1,930	0.95	6.81	—	—	41
Year ended 3-31-2018	7.49	5.54	2,221	0.95	7.02	—	—	39
Year ended 3-31-2017	7.60	18.34	1,250	0.97	7.51	—	—	35
Class B Shares(4)
Year ended 3-31-2021	7.10	27.22	8	1.70	5.49	1.82	5.37	59
Year ended 3-31-2020	5.91	-12.71	19	1.71	6.11	1.77	6.05	30
Year ended 3-31-2019	7.20	2.15	40	1.71	6.04	1.73	6.02	41
Year ended 3-31-2018	7.49	4.72	62	1.71	5.90	—	—	39
Year ended 3-31-2017	7.60	17.46	79	1.72	6.72	—	—	35
Class C Shares
Year ended 3-31-2021	7.10	27.28	321	1.66	5.50	1.70	5.46	59
Year ended 3-31-2020	5.91	-12.66	447	1.66	6.17	1.68	6.15	30
Year ended 3-31-2019	7.20	2.21	683	1.66	6.10	1.66	6.10	41
Year ended 3-31-2018	7.49	4.77	817	1.66	5.94	—	—	39
Year ended 3-31-2017	7.60	17.51	970	1.67	6.77	—	—	35
Class E Shares
Year ended 3-31-2021	7.10	28.07	9	1.04	6.09	1.21	5.92	59
Year ended 3-31-2020	5.91	-12.14	8	1.07	6.77	1.22	6.62	30
Year ended 3-31-2019	7.20	2.79	9	1.09	6.68	1.24	6.53	41
Year ended 3-31-2018	7.49	5.28	10	1.13	6.38	1.21	6.30	39
Year ended 3-31-2017	7.60	18.08	10	1.19	7.22	1.28	7.13	35
Class I Shares
Year ended 3-31-2021	7.10	28.44	1,868	0.75	6.38	—	—	59
Year ended 3-31-2020	5.91	-11.83	1,487	0.73	7.11	—	—	30
Year ended 3-31-2019	7.20	3.18	2,058	0.72	7.05	—	—	41
Year ended 3-31-2018	7.49	5.77	2,156	0.72	6.99	—	—	39
Year ended 3-31-2017	7.60	18.64	1,737	0.71	7.69	—	—	35
Class N Shares
Year ended 3-31-2021	7.10	28.63	67	0.60	6.54	—	—	59
Year ended 3-31-2020	5.91	-11.69	64	0.58	7.27	—	—	30
Year ended 3-31-2019	7.20	3.35	71	0.56	7.22	—	—	41
Year ended 3-31-2018	7.49	5.93	45	0.57	7.02	—	—	39
Year ended 3-31-2017	7.60	18.83	34	0.56	8.04	—	—	35
Class R Shares
Year ended 3-31-2021	7.10	27.67	48	1.35	5.79	—	—	59
Year ended 3-31-2020	5.91	-12.36	45	1.32	6.52	—	—	30
Year ended 3-31-2019	7.20	2.58	62	1.30	6.47	—	—	41
Year ended 3-31-2018	7.49	5.15	65	1.30	6.26	—	—	39
Year ended 3-31-2017	7.60	17.94	70	1.31	7.05	—	—	35
Class Y Shares
Year ended 3-31-2021	7.10	28.17	138	0.97	6.17	1.00	6.14	59
Year ended 3-31-2020	5.91	-12.03	133	0.95	6.87	0.98	6.84	30
Year ended 3-31-2019	7.20	2.94	239	0.95	6.80	0.96	6.79	41
Year ended 3-31-2018	7.49	5.53	329	0.95	6.63	0.96	6.62	39
Year ended 3-31-2017	7.60	18.33	396	0.96	7.46	—	—	35

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	195

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY INTERNATIONAL CORE EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$13.29	$0.23	$6.48	$6.71	$(0.18)	$—	$(0.18)
Year ended 3-31-2020	16.75	0.26	(3.30)	(3.04)	(0.42)	—	(0.42)
Year ended 3-31-2019	19.98	0.35	(2.11)	(1.76)	(0.36)	(1.11)	(1.47)
Year ended 3-31-2018	17.97	0.25	1.96	2.21	(0.20)	—	(0.20)
Year ended 3-31-2017	15.97	0.30	1.96	2.26	(0.26)	—	(0.26)
Class B Shares(4)
Year ended 3-31-2021	11.62	0.06	5.65	5.71	(0.07)	—	(0.07)
Year ended 3-31-2020	14.70	0.12	(2.90)	(2.78)	(0.30)	—	(0.30)
Year ended 3-31-2019	17.72	0.17	(1.86)	(1.69)	(0.22)	(1.11)	(1.33)
Year ended 3-31-2018	15.98	0.09	1.73	1.82	(0.08)	—	(0.08)
Year ended 3-31-2017	14.24	0.07	1.80	1.87	(0.13)	—	(0.13)
Class C Shares
Year ended 3-31-2021	11.65	0.09	5.68	5.77	(0.09)	—	(0.09)
Year ended 3-31-2020	14.75	0.14	(2.91)	(2.77)	(0.33)	—	(0.33)
Year ended 3-31-2019	17.77	0.20	(1.87)	(1.67)	(0.24)	(1.11)	(1.35)
Year ended 3-31-2018	16.02	0.11	1.74	1.85	(0.10)	—	(0.10)
Year ended 3-31-2017	14.27	0.11	1.81	1.92	(0.17)	—	(0.17)
Class E Shares
Year ended 3-31-2021	13.40	0.24	6.53	6.77	(0.19)	—	(0.19)
Year ended 3-31-2020	16.88	0.26	(3.32)	(3.06)	(0.42)	—	(0.42)
Year ended 3-31-2019	20.11	0.34	(2.11)	(1.77)	(0.35)	(1.11)	(1.46)
Year ended 3-31-2018	18.09	0.24	1.98	2.22	(0.20)	—	(0.20)
Year ended 3-31-2017	16.08	0.22	2.04	2.26	(0.25)	—	(0.25)
Class I Shares
Year ended 3-31-2021	13.39	0.29	6.55	6.84	(0.25)	—	(0.25)
Year ended 3-31-2020	16.86	0.35	(3.32)	(2.97)	(0.50)	—	(0.50)
Year ended 3-31-2019	20.10	0.42	(2.12)	(1.70)	(0.43)	(1.11)	(1.54)
Year ended 3-31-2018	18.07	0.31	1.98	2.29	(0.26)	—	(0.26)
Year ended 3-31-2017	16.07	0.26	2.06	2.32	(0.32)	—	(0.32)
Class N Shares
Year ended 3-31-2021	13.43	0.29	6.56	6.85	(0.25)	—	(0.25)
Year ended 3-31-2020	16.91	0.36	(3.34)	(2.98)	(0.50)	—	(0.50)
Year ended 3-31-2019	20.16	0.43	(2.12)	(1.69)	(0.45)	(1.11)	(1.56)
Year ended 3-31-2018	18.13	0.30	2.02	2.32	(0.29)	—	(0.29)
Year ended 3-31-2017	16.11	0.29	2.07	2.36	(0.34)	—	(0.34)
Class R Shares
Year ended 3-31-2021	13.29	0.17	6.48	6.65	(0.14)	—	(0.14)
Year ended 3-31-2020	16.75	0.20	(3.28)	(3.08)	(0.38)	—	(0.38)
Year ended 3-31-2019	19.97	0.29	(2.10)	(1.81)	(0.30)	(1.11)	(1.41)
Year ended 3-31-2018	17.96	0.17	1.99	2.16	(0.15)	—	(0.15)
Year ended 3-31-2017	15.97	0.17	2.04	2.21	(0.22)	—	(0.22)
Class Y Shares
Year ended 3-31-2021	13.39	0.22	6.56	6.78	(0.19)	—	(0.19)
Year ended 3-31-2020	16.87	0.27	(3.32)	(3.05)	(0.43)	—	(0.43)
Year ended 3-31-2019	20.12	0.37	(2.14)	(1.77)	(0.37)	(1.11)	(1.48)
Year ended 3-31-2018	18.09	0.26	1.98	2.24	(0.21)	—	(0.21)
Year ended 3-31-2017	16.08	0.26	2.02	2.28	(0.27)	—	(0.27)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Expense ratio based on the period excluding reorganization expenses was 1.25%.

(6)	Expense ratio based on the period excluding reorganization expenses was 1.18%.

196	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$19.82	50.62%	$388	1.23%		1.33%	1.35%	1.21%	76%
Year ended 3-31-2020	13.29	-18.72	322	1.25		1.57	1.31	1.51	62
Year ended 3-31-2019	16.75	-8.57	568	1.26	(5)	1.90	1.27	1.89	52
Year ended 3-31-2018	19.98	12.33	677	1.25		1.27	—	—	48
Year ended 3-31-2017	17.97	14.31	564	1.29		1.78	—	—	80
Class B Shares(4)
Year ended 3-31-2021	17.26	49.21	1	2.08		0.38	2.52	-0.06	76
Year ended 3-31-2020	11.62	-19.38	1	2.11		0.82	2.29	0.64	62
Year ended 3-31-2019	14.70	-9.34	4	2.10		1.05	2.13	1.02	52
Year ended 3-31-2018	17.72	11.39	7	2.11		0.50	—	—	48
Year ended 3-31-2017	15.98	13.20	9	2.22		0.45	—	—	80
Class C Shares
Year ended 3-31-2021	17.33	49.63	67	1.92		0.58	2.05	0.45	76
Year ended 3-31-2020	11.65	-19.30	77	1.93		0.94	1.99	0.88	62
Year ended 3-31-2019	14.75	-9.14	163	1.91		1.24	1.92	1.23	52
Year ended 3-31-2018	17.77	11.57	240	1.93		0.62	—	—	48
Year ended 3-31-2017	16.02	13.51	220	1.97		0.72	—	—	80
Class E Shares
Year ended 3-31-2021	19.98	50.64	7	1.18		1.39	1.57	1.00	76
Year ended 3-31-2020	13.40	-18.70	6	1.24		1.56	1.55	1.25	62
Year ended 3-31-2019	16.88	-8.62	7	1.29		1.83	1.51	1.61	52
Year ended 3-31-2018	20.11	12.31	8	1.28		1.22	1.51	0.99	48
Year ended 3-31-2017	18.09	14.20	6	1.31		1.31	1.61	1.01	80
Class I Shares
Year ended 3-31-2021	19.98	51.27	1,408	0.79		1.72	1.03	1.48	76
Year ended 3-31-2020	13.39	-18.30	1,483	0.79		2.08	0.98	1.89	62
Year ended 3-31-2019	16.86	-8.20	3,149	0.85		2.27	0.95	2.17	52
Year ended 3-31-2018	20.10	12.70	4,136	0.94		1.59	—	—	48
Year ended 3-31-2017	18.07	14.58	3,168	0.97		1.52	—	—	80
Class N Shares
Year ended 3-31-2021	20.03	51.19	497	0.79		1.69	0.88	1.60	76
Year ended 3-31-2020	13.43	-18.31	620	0.79		2.09	0.83	2.05	62
Year ended 3-31-2019	16.91	-8.12	1,437	0.79		2.35	0.80	2.34	52
Year ended 3-31-2018	20.16	12.82	1,597	0.79		1.49	—	—	48
Year ended 3-31-2017	18.13	14.83	484	0.82		1.72	—	—	80
Class R Shares
Year ended 3-31-2021	19.80	50.08	55	1.53		1.02	1.62	0.93	76
Year ended 3-31-2020	13.29	-18.93	47	1.53		1.21	1.57	1.17	62
Year ended 3-31-2019	16.75	-8.82	104	1.53		1.60	1.54	1.59	52
Year ended 3-31-2018	19.97	12.04	117	1.53		0.85	—	—	48
Year ended 3-31-2017	17.96	13.95	56	1.56		1.00	—	—	80
Class Y Shares
Year ended 3-31-2021	19.98	50.76	91	1.17		1.33	1.29	1.21	76
Year ended 3-31-2020	13.39	-18.65	176	1.18		1.62	1.23	1.57	62
Year ended 3-31-2019	16.87	-8.55	377	1.19	(6)	1.99	1.19	1.99	52
Year ended 3-31-2018	20.12	12.42	487	1.19		1.32	—	—	48
Year ended 3-31-2017	18.09	14.34	416	1.24		1.56	—	—	80

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	197

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY LARGE CAP GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$20.52	$(0.07)	$10.80	$10.73	$—	$(1.90)	$(1.90)
Year ended 3-31-2020	22.73	(0.02)	0.85	0.83	—	(3.04)	(3.04)
Year ended 3-31-2019	22.65	(0.01)	2.87	2.86	—	(2.78)	(2.78)
Year ended 3-31-2018	19.17	(0.01)	4.46	4.45	—	(0.97)	(0.97)
Year ended 3-31-2017	17.66	0.00 *	2.42	2.42	—	(0.91)	(0.91)
Class B Shares(4)
Year ended 3-31-2021	14.29	(0.20)	7.46	7.26	—	(1.90)	(1.90)
Year ended 3-31-2020	16.69	(0.16)	0.71	0.55	—	(2.95)	(2.95)
Year ended 3-31-2019	17.46	(0.16)	2.14	1.98	—	(2.75)	(2.75)
Year ended 3-31-2018	15.09	(0.16)	3.50	3.34	—	(0.97)	(0.97)
Year ended 3-31-2017	14.22	(0.14)	1.92	1.78	—	(0.91)	(0.91)
Class C Shares
Year ended 3-31-2021	15.94	(0.22)	8.33	8.11	—	(1.90)	(1.90)
Year ended 3-31-2020	18.30	(0.17)	0.75	0.58	—	(2.94)	(2.94)
Year ended 3-31-2019	18.87	(0.15)	2.33	2.18	—	(2.75)	(2.75)
Year ended 3-31-2018	16.22	(0.15)	3.77	3.62	—	(0.97)	(0.97)
Year ended 3-31-2017	15.19	(0.11)	2.05	1.94	—	(0.91)	(0.91)
Class E Shares
Year ended 3-31-2021	20.45	(0.10)	10.76	10.66	—	(1.90)	(1.90)
Year ended 3-31-2020	22.67	(0.05)	0.85	0.80	—	(3.02)	(3.02)
Year ended 3-31-2019	22.62	(0.04)	2.87	2.83	—	(2.78)	(2.78)
Year ended 3-31-2018	19.15	(0.02)	4.46	4.44	—	(0.97)	(0.97)
Year ended 3-31-2017	17.64	0.00 *	2.42	2.42	—	(0.91)	(0.91)
Class I Shares
Year ended 3-31-2021	21.90	0.03	11.52	11.55	(0.01)	(1.96)	(1.97)
Year ended 3-31-2020	24.09	0.06	0.89	0.95	(0.07)	(3.07)	(3.14)
Year ended 3-31-2019	23.80	0.06	3.03	3.09	—	(2.80)	(2.80)
Year ended 3-31-2018	20.08	0.04	4.69	4.73	(0.04)	(0.97)	(1.01)
Year ended 3-31-2017	18.41	0.05	2.53	2.58	—	(0.91)	(0.91)
Class N Shares
Year ended 3-31-2021	22.05	0.03	11.61	11.64	(0.02)	(1.96)	(1.98)
Year ended 3-31-2020	24.25	0.07	0.89	0.96	(0.09)	(3.07)	(3.16)
Year ended 3-31-2019	23.91	0.08	3.04	3.12	—	(2.78)	(2.78)
Year ended 3-31-2018	20.18	0.07	4.72	4.79	(0.09)	(0.97)	(1.06)
Year ended 3-31-2017	18.47	0.07	2.55	2.62	—	(0.91)	(0.91)
Class R Shares
Year ended 3-31-2021	19.43	(0.16)	10.20	10.04	—	(1.90)	(1.90)
Year ended 3-31-2020	21.69	(0.10)	0.82	0.72	—	(2.98)	(2.98)
Year ended 3-31-2019	21.79	(0.09)	2.74	2.65	—	(2.75)	(2.75)
Year ended 3-31-2018	18.54	(0.09)	4.31	4.22	—	(0.97)	(0.97)
Year ended 3-31-2017	17.16	(0.06)	2.35	2.29	—	(0.91)	(0.91)
Class Y Shares
Year ended 3-31-2021	21.18	(0.07)	11.15	11.08	—	(1.90)	(1.90)
Year ended 3-31-2020	23.37	(0.02)	0.86	0.84	—	(3.03)	(3.03)
Year ended 3-31-2019	23.24	(0.01)	2.94	2.93	—	(2.80)	(2.80)
Year ended 3-31-2018	19.63	0.00 *	4.58	4.58	—	(0.97)	(0.97)
Year ended 3-31-2017	18.04	0.00 *	2.50	2.50	—	(0.91)	(0.91)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Expense ratio based on the period excluding reorganization expenses was 1.04%.

198	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$29.35	52.78%	$2,740	0.98%		-0.24%	—%	—%	23%
Year ended 3-31-2020	20.52	2.18	1,936	1.01		-0.07	—	—	33
Year ended 3-31-2019	22.73	13.65	2,113	1.04		-0.04	—	—	37
Year ended 3-31-2018	22.65	23.45	1,778	1.13		-0.05	1.13	-0.05	37
Year ended 3-31-2017	19.17	14.12	487	1.15		0.01	1.19	-0.03	43
Class B Shares(4)
Year ended 3-31-2021	19.65	51.46	4	1.83		-1.09	1.95	-1.21	23
Year ended 3-31-2020	14.29	1.33	5	1.85		-0.92	1.95	-1.02	33
Year ended 3-31-2019	16.69	12.63	9	1.92		-0.91	1.97	-0.96	37
Year ended 3-31-2018	17.46	22.42	11	2.00		-0.95	—	—	37
Year ended 3-31-2017	15.09	13.01	10	2.08		-0.94	—	—	43
Class C Shares
Year ended 3-31-2021	22.15	51.46	69	1.82		-1.07	—	—	23
Year ended 3-31-2020	15.94	1.38	69	1.83		-0.89	—	—	33
Year ended 3-31-2019	18.30	12.75	88	1.81		-0.81	—	—	37
Year ended 3-31-2018	18.87	22.59	84	1.86		-0.82	—	—	37
Year ended 3-31-2017	16.22	13.24	97	1.87		-0.73	—	—	43
Class E Shares
Year ended 3-31-2021	29.21	52.61	31	1.10		-0.36	1.10	-0.36	23
Year ended 3-31-2020	20.45	2.05	20	1.14		-0.20	1.15	-0.21	33
Year ended 3-31-2019	22.67	13.52	19	1.15		-0.16	1.19	-0.20	37
Year ended 3-31-2018	22.62	23.43	16	1.15		-0.11	1.28	-0.24	37
Year ended 3-31-2017	19.15	14.14	13	1.15		-0.01	1.36	-0.22	43
Class I Shares
Year ended 3-31-2021	31.48	53.25	2,527	0.64		0.09	0.79	-0.06	23
Year ended 3-31-2020	21.90	2.51	1,819	0.69		0.24	0.80	0.13	33
Year ended 3-31-2019	24.09	13.99	1,970	0.73		0.27	0.82	0.18	37
Year ended 3-31-2018	23.80	23.80	1,580	0.88		0.18	—	—	37
Year ended 3-31-2017	20.08	14.42	961	0.88		0.24	0.88	0.24	43
Class N Shares
Year ended 3-31-2021	31.71	53.28	164	0.64		0.10	0.64	0.10	23
Year ended 3-31-2020	22.05	2.54	107	0.66		0.28	—	—	33
Year ended 3-31-2019	24.25	14.06	108	0.66		0.33	—	—	37
Year ended 3-31-2018	23.91	24.00	100	0.72		0.30	—	—	37
Year ended 3-31-2017	20.18	14.59	1	0.72		0.39	—	—	43
Class R Shares
Year ended 3-31-2021	27.57	52.17	13	1.38		-0.63	—	—	23
Year ended 3-31-2020	19.43	1.75	13	1.40		-0.46	—	—	33
Year ended 3-31-2019	21.69	13.22	18	1.40		-0.40	—	—	37
Year ended 3-31-2018	21.79	23.06	23	1.46		-0.42	—	—	37
Year ended 3-31-2017	18.54	13.77	21	1.47		-0.33	—	—	43
Class Y Shares
Year ended 3-31-2021	30.36	52.78	31	0.98		-0.24	1.04	-0.30	23
Year ended 3-31-2020	21.18	2.19	26	1.01		-0.08	1.05	-0.12	33
Year ended 3-31-2019	23.37	13.61	38	1.05	(5)	-0.05	1.06	-0.06	37
Year ended 3-31-2018	23.24	23.57	37	1.05		-0.01	1.11	-0.07	37
Year ended 3-31-2017	19.63	14.27	35	1.06		0.02	1.12	-0.04	43

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	199

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY LIMITED-TERM BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$10.87	$0.15	$0.17	$0.32	$(0.15)	$—	$(0.15)
Year ended 3-31-2020	10.74	0.20	0.14	0.34	(0.21)	—	(0.21)
Year ended 3-31-2019	10.64	0.21	0.10	0.31	(0.21)	—	(0.21)
Year ended 3-31-2018	10.80	0.18	(0.15)	0.03	(0.19)	—	(0.19)
Year ended 3-31-2017	10.87	0.17	(0.06)	0.11	(0.18)	—	(0.18)
Class B Shares(4)
Year ended 3-31-2021	10.87	0.05	0.16	0.21	(0.04)	—	(0.04)
Year ended 3-31-2020	10.74	0.11	0.13	0.24	(0.11)	—	(0.11)
Year ended 3-31-2019	10.64	0.11	0.11	0.22	(0.12)	—	(0.12)
Year ended 3-31-2018	10.80	0.08	(0.15)	(0.07)	(0.09)	—	(0.09)
Year ended 3-31-2017	10.87	0.08	(0.07)	0.01	(0.08)	—	(0.08)
Class C Shares
Year ended 3-31-2021	10.87	0.07	0.17	0.24	(0.07)	—	(0.07)
Year ended 3-31-2020	10.74	0.12	0.13	0.25	(0.12)	—	(0.12)
Year ended 3-31-2019	10.64	0.13	0.10	0.23	(0.13)	—	(0.13)
Year ended 3-31-2018	10.80	0.10	(0.15)	(0.05)	(0.11)	—	(0.11)
Year ended 3-31-2017	10.87	0.09	(0.06)	0.03	(0.10)	—	(0.10)
Class E Shares
Year ended 3-31-2021	10.87	0.15	0.17	0.32	(0.15)	—	(0.15)
Year ended 3-31-2020	10.74	0.20	0.13	0.33	(0.20)	—	(0.20)
Year ended 3-31-2019	10.64	0.20	0.10	0.30	(0.20)	—	(0.20)
Year ended 3-31-2018	10.80	0.17	(0.14)	0.03	(0.19)	—	(0.19)
Year ended 3-31-2017	10.87	0.16	(0.06)	0.10	(0.17)	—	(0.17)
Class I Shares
Year ended 3-31-2021	10.87	0.18	0.17	0.35	(0.18)	—	(0.18)
Year ended 3-31-2020	10.74	0.23	0.13	0.36	(0.23)	—	(0.23)
Year ended 3-31-2019	10.64	0.24	0.10	0.34	(0.24)	—	(0.24)
Year ended 3-31-2018	10.80	0.21	(0.16)	0.05	(0.21)	—	(0.21)
Year ended 3-31-2017	10.87	0.19	(0.06)	0.13	(0.20)	—	(0.20)
Class N Shares
Year ended 3-31-2021	10.87	0.20	0.17	0.37	(0.20)	—	(0.20)
Year ended 3-31-2020	10.74	0.24	0.14	0.38	(0.25)	—	(0.25)
Year ended 3-31-2019	10.64	0.25	0.10	0.35	(0.25)	—	(0.25)
Year ended 3-31-2018	10.80	0.22	(0.15)	0.07	(0.23)	—	(0.23)
Year ended 3-31-2017	10.87	0.21	(0.06)	0.15	(0.22)	—	(0.22)
Class R Shares
Year ended 3-31-2021	10.87	0.12	0.16	0.28	(0.11)	—	(0.11)
Year ended 3-31-2020	10.74	0.16	0.14	0.30	(0.17)	—	(0.17)
Year ended 3-31-2019	10.64	0.17	0.10	0.27	(0.17)	—	(0.17)
Year ended 3-31-2018	10.80	0.14	(0.15)	(0.01)	(0.15)	—	(0.15)
Year ended 3-31-2017	10.87	0.13	(0.06)	0.07	(0.14)	—	(0.14)
Class Y Shares
Year ended 3-31-2021	10.87	0.16	0.16	0.32	(0.15)	—	(0.15)
Year ended 3-31-2020	10.74	0.20	0.14	0.34	(0.21)	—	(0.21)
Year ended 3-31-2019	10.64	0.21	0.10	0.31	(0.21)	—	(0.21)
Year ended 3-31-2018	10.80	0.18	(0.15)	0.03	(0.19)	—	(0.19)
Year ended 3-31-2017	10.87	0.17	(0.06)	0.11	(0.18)	—	(0.18)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

200	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$11.04	2.99%	$421		0.89%	1.39%	—%	—%	55%
Year ended 3-31-2020	10.87	3.14	381		0.91	1.86	—	—	61
Year ended 3-31-2019	10.74	2.95	382		0.91	1.90	—	—	83
Year ended 3-31-2018	10.64	0.25	431		0.89	1.69	—	—	24
Year ended 3-31-2017	10.80	0.99	536		0.88	1.59	—	—	65
Class B Shares(4)
Year ended 3-31-2021	11.04	1.97	—	*	1.90	0.49	—	—	55
Year ended 3-31-2020	10.87	2.20	2		1.84	0.97	—	—	61
Year ended 3-31-2019	10.74	2.07	3		1.77	1.03	—	—	83
Year ended 3-31-2018	10.64	-0.65	6		1.80	0.78	—	—	24
Year ended 3-31-2017	10.80	0.12	10		1.74	0.71	—	—	65
Class C Shares
Year ended 3-31-2021	11.04	2.23	25		1.65	0.65	—	—	55
Year ended 3-31-2020	10.87	2.36	27		1.67	1.12	—	—	61
Year ended 3-31-2019	10.74	2.20	45		1.65	1.16	—	—	83
Year ended 3-31-2018	10.64	-0.51	55		1.66	0.92	—	—	24
Year ended 3-31-2017	10.80	0.24	87		1.62	0.83	—	—	65
Class E Shares
Year ended 3-31-2021	11.04	2.96	7		0.93	1.35	0.95	1.33	55
Year ended 3-31-2020	10.87	3.11	8		0.95	1.82	1.00	1.77	61
Year ended 3-31-2019	10.74	2.90	5		0.95	1.85	1.03	1.77	83
Year ended 3-31-2018	10.64	0.17	4		0.98	1.60	1.02	1.56	24
Year ended 3-31-2017	10.80	0.89	5		0.98	1.46	—	—	65
Class I Shares
Year ended 3-31-2021	11.04	3.21	596		0.68	1.61	—	—	55
Year ended 3-31-2020	10.87	3.38	570		0.69	2.10	—	—	61
Year ended 3-31-2019	10.74	3.19	677		0.67	2.14	—	—	83
Year ended 3-31-2018	10.64	0.49	710		0.66	1.92	—	—	24
Year ended 3-31-2017	10.80	1.23	871		0.64	1.79	—	—	65
Class N Shares
Year ended 3-31-2021	11.04	3.37	122		0.53	1.77	—	—	55
Year ended 3-31-2020	10.87	3.54	130		0.53	2.25	—	—	61
Year ended 3-31-2019	10.74	3.36	169		0.51	2.30	—	—	83
Year ended 3-31-2018	10.64	0.64	85		0.50	2.08	—	—	24
Year ended 3-31-2017	10.80	1.38	88		0.49	1.94	—	—	65
Class R Shares
Year ended 3-31-2021	11.04	2.61	—	*	1.27	1.06	—	—	55
Year ended 3-31-2020	10.87	2.76	1		1.28	1.47	—	—	61
Year ended 3-31-2019	10.74	2.60	—	*	1.26	1.54	—	—	83
Year ended 3-31-2018	10.64	-0.12	1		1.26	1.32	—	—	24
Year ended 3-31-2017	10.80	0.62	1		1.24	1.21	—	—	65
Class Y Shares
Year ended 3-31-2021	11.04	2.99	3		0.89	1.45	0.93	1.41	55
Year ended 3-31-2020	10.87	3.14	6		0.91	1.88	0.96	1.83	61
Year ended 3-31-2019	10.74	2.95	7		0.91	1.89	0.91	1.89	83
Year ended 3-31-2018	10.64	0.25	11		0.89	1.69	0.91	1.67	24
Year ended 3-31-2017	10.80	0.99	16		0.88	1.57	0.89	1.56	65

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	201

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$7.80	$0.08		$4.73	$4.81	$(0.09)	$—	$(0.09)
Year ended 3-31-2020	10.18	0.18		(1.88)	(1.70)	(0.20)	(0.48)	(0.68)
Year ended 3-31-2019	11.87	0.14		(1.08)	(0.94)	(0.16)	(0.59)	(0.75)
Year ended 3-31-2018	10.58	0.14		1.44	1.58	(0.15)	(0.14)	(0.29)
Year ended 3-31-2017	9.46	0.08		1.14	1.22	(0.10)	—	(0.10)
Class B Shares(5)
Year ended 3-31-2021	7.49	(0.01)		4.74	4.73	(0.04)	—	(0.04)
Year ended 3-31-2020	9.89	0.06		(1.84)	(1.78)	(0.14)	(0.48)	(0.62)
Year ended 3-31-2019	11.61	0.04		(1.08)	(1.04)	(0.09)	(0.59)	(0.68)
Year ended 3-31-2018	10.35	0.03		1.44	1.47	(0.07)	(0.14)	(0.21)
Year ended 3-31-2017	9.25	0.01		1.13	1.14	(0.04)	—	(0.04)
Class C Shares
Year ended 3-31-2021	7.53	0.00	*	4.73	4.73	(0.04)	—	(0.04)
Year ended 3-31-2020	9.92	0.10		(1.86)	(1.76)	(0.15)	(0.48)	(0.63)
Year ended 3-31-2019	11.64	0.06		(1.09)	(1.03)	(0.10)	(0.59)	(0.69)
Year ended 3-31-2018	10.38	0.07		1.41	1.48	(0.08)	(0.14)	(0.22)
Year ended 3-31-2017	9.28	0.02		1.13	1.15	(0.05)	—	(0.05)
Class I Shares
Year ended 3-31-2021	7.87	0.12		4.74	4.86	(0.12)	—	(0.12)
Year ended 3-31-2020	10.24	0.22		(1.88)	(1.66)	(0.23)	(0.48)	(0.71)
Year ended 3-31-2019	11.93	0.18		(1.09)	(0.91)	(0.19)	(0.59)	(0.78)
Year ended 3-31-2018	10.63	0.18		1.43	1.61	(0.17)	(0.14)	(0.31)
Year ended 3-31-2017	9.50	0.16		1.10	1.26	(0.13)	—	(0.13)
Class N Shares
Year ended 3-31-2021	7.88	0.12		4.74	4.86	(0.12)	—	(0.12)
Year ended 3-31-2020	10.25	0.23		(1.89)	(1.66)	(0.23)	(0.48)	(0.71)
Year ended 3-31-2019	11.94	0.19		(1.10)	(0.91)	(0.19)	(0.59)	(0.78)
Year ended 3-31-2018(6)	11.17	0.17		0.90	1.07	(0.16)	(0.14)	(0.30)
Class R Shares
Year ended 3-31-2021	7.75	0.02		4.78	4.80	(0.08)	—	(0.08)
Year ended 3-31-2020	10.14	0.18		(1.90)	(1.72)	(0.19)	(0.48)	(0.67)
Year ended 3-31-2019	11.83	0.13		(1.08)	(0.95)	(0.15)	(0.59)	(0.74)
Year ended 3-31-2018	10.55	0.13		1.42	1.55	(0.13)	(0.14)	(0.27)
Year ended 3-31-2017	9.44	0.09		1.11	1.20	(0.09)	—	(0.09)
Class Y Shares
Year ended 3-31-2021	7.81	0.09		4.73	4.82	(0.10)	—	(0.10)
Year ended 3-31-2020	10.18	0.10		(1.78)	(1.68)	(0.21)	(0.48)	(0.69)
Year ended 3-31-2019	11.87	0.16		(1.09)	(0.93)	(0.17)	(0.59)	(0.76)
Year ended 3-31-2018	10.58	0.15		1.43	1.58	(0.15)	(0.14)	(0.29)
Year ended 3-31-2017	9.46	0.11		1.12	1.23	(0.11)	—	(0.11)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Does not include expenses of underlying Ivy Funds in which the Fund invests.

(4)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(5)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(6)	For the period from July 5, 2017 (commencement of operations of the class) through March 31, 2018.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

202	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver(3)		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)(4)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$12.52	61.81%	$64		0.46%		0.80%		0.50%	0.76%	17%
Year ended 3-31-2020	7.80	-18.31	45		0.48		1.82		0.51	1.79	10
Year ended 3-31-2019	10.18	-7.32	66		0.49		1.32		0.51	1.30	71
Year ended 3-31-2018	11.87	14.95	84		0.49		1.17		0.49	1.17	10
Year ended 3-31-2017	10.58	13.00	73		0.49		0.88		0.52	0.85	24
Class B Shares(5)
Year ended 3-31-2021	12.18	63.23	—	*	1.25		-0.12		1.89	-0.76	17
Year ended 3-31-2020	7.49	-19.59	—	*	1.38		0.65		1.70	0.33	10
Year ended 3-31-2019	9.89	-8.43	—	*	1.40		0.34		1.59	0.15	71
Year ended 3-31-2018	11.61	14.28	1		1.40		0.24		1.47	0.17	10
Year ended 3-31-2017	10.35	12.39	1		1.40		0.12		1.47	0.05	24
Class C Shares
Year ended 3-31-2021	12.22	62.89	1		1.25		0.01		1.36	-0.10	17
Year ended 3-31-2020	7.53	-19.36	1		1.29		0.98		1.36	0.91	10
Year ended 3-31-2019	9.92	-8.32	2		1.29		0.58		1.31	0.56	71
Year ended 3-31-2018	11.64	14.34	3		1.28		0.57		—	—	10
Year ended 3-31-2017	10.38	12.44	4		1.27		0.25		—	—	24
Class I Shares
Year ended 3-31-2021	12.61	61.80	112		0.16		1.10		0.19	1.07	17
Year ended 3-31-2020	7.87	-17.91	90		0.16		2.19		0.19	2.16	10
Year ended 3-31-2019	10.24	-7.03	109		0.16		1.59		0.19	1.56	71
Year ended 3-31-2018	11.93	15.23	142		0.16		1.55		0.18	1.53	10
Year ended 3-31-2017	10.63	13.32	109		0.16		1.56		0.16	1.56	24
Class N Shares
Year ended 3-31-2021	12.62	61.72	1		0.16		1.08		0.18	1.06	17
Year ended 3-31-2020	7.88	-17.90	—	*	0.16		2.25		0.19	2.22	10
Year ended 3-31-2019	10.25	-7.03	—	*	0.16		1.71		0.17	1.70	71
Year ended 3-31-2018(6)	11.94	9.67	—	*	0.15	(7)	1.89	(7)	—	—	10	(8)
Class R Shares
Year ended 3-31-2021	12.47	62.03	—	*	0.66		0.23		0.67	0.22	17
Year ended 3-31-2020	7.75	-18.59	1		0.67		1.77		0.67	1.77	10
Year ended 3-31-2019	10.14	-7.47	1		0.66		1.16		0.67	1.15	71
Year ended 3-31-2018	11.83	14.77	1		0.66		1.12		—	—	10
Year ended 3-31-2017	10.55	12.78	1		0.66		0.94		—	—	24
Class Y Shares
Year ended 3-31-2021	12.53	61.81	—	*	0.38		0.82		0.44	0.76	17
Year ended 3-31-2020	7.81	-18.15	—	*	0.38		0.95		0.76	0.57	10
Year ended 3-31-2019	10.18	-7.24	1		0.38		1.44		0.43	1.39	71
Year ended 3-31-2018	11.87	15.03	1		0.38		1.30		0.40	1.28	10
Year ended 3-31-2017	10.58	13.10	1		0.38		1.15		0.42	1.11	24

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	203

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MID CAP GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$22.28	$(0.23)	$19.03	$18.80	$—	$(3.66)	$(3.66)
Year ended 3-31-2020	25.28	(0.15)	(1.42)	(1.57)	—	(1.43)	(1.43)
Year ended 3-31-2019	23.99	(0.13)	3.56	3.43	—	(2.14)	(2.14)
Year ended 3-31-2018	20.81	(0.11)	5.11	5.00	—	(1.82)	(1.82)
Year ended 3-31-2017	18.96	(0.08)	2.71	2.63	—	(0.78)	(0.78)
Class B Shares(4)
Year ended 3-31-2021	16.81	(0.38)	14.24	13.86	—	(3.62)	(3.62)
Year ended 3-31-2020	19.46	(0.29)	(1.04)	(1.33)	—	(1.32)	(1.32)
Year ended 3-31-2019	19.11	(0.27)	2.76	2.49	—	(2.14)	(2.14)
Year ended 3-31-2018	17.02	(0.23)	4.14	3.91	—	(1.82)	(1.82)
Year ended 3-31-2017	15.76	(0.20)	2.24	2.04	—	(0.78)	(0.78)
Class C Shares
Year ended 3-31-2021	18.26	(0.39)	15.51	15.12	—	(3.62)	(3.62)
Year ended 3-31-2020	21.02	(0.28)	(1.15)	(1.43)	—	(1.33)	(1.33)
Year ended 3-31-2019	20.44	(0.26)	2.98	2.72	—	(2.14)	(2.14)
Year ended 3-31-2018	18.09	(0.24)	4.41	4.17	—	(1.82)	(1.82)
Year ended 3-31-2017	16.69	(0.20)	2.38	2.18	—	(0.78)	(0.78)
Class E Shares
Year ended 3-31-2021	21.64	(0.25)	18.47	18.22	—	(3.66)	(3.66)
Year ended 3-31-2020	24.59	(0.16)	(1.37)	(1.53)	—	(1.42)	(1.42)
Year ended 3-31-2019	23.41	(0.14)	3.46	3.32	—	(2.14)	(2.14)
Year ended 3-31-2018	20.34	(0.11)	5.00	4.89	—	(1.82)	(1.82)
Year ended 3-31-2017	18.54	(0.09)	2.67	2.58	—	(0.78)	(0.78)
Class I Shares
Year ended 3-31-2021	24.41	(0.12)	20.89	20.77	—	(3.70)	(3.70)
Year ended 3-31-2020	27.52	(0.04)	(1.57)	(1.61)	—	(1.50)	(1.50)
Year ended 3-31-2019	25.83	(0.04)	3.87	3.83	—	(2.14)	(2.14)
Year ended 3-31-2018	22.23	(0.05)	5.47	5.42	—	(1.82)	(1.82)
Year ended 3-31-2017	20.15	(0.03)	2.89	2.86	—	(0.78)	(0.78)
Class N Shares
Year ended 3-31-2021	24.63	(0.13)	21.09	20.96	—	(3.70)	(3.70)
Year ended 3-31-2020	27.76	(0.04)	(1.59)	(1.63)	—	(1.50)	(1.50)
Year ended 3-31-2019	26.02	(0.03)	3.91	3.88	—	(2.14)	(2.14)
Year ended 3-31-2018	22.35	(0.01)	5.50	5.49	—	(1.82)	(1.82)
Year ended 3-31-2017	20.22	0.00 *	2.91	2.91	—	(0.78)	(0.78)
Class R Shares
Year ended 3-31-2021	21.54	(0.35)	18.37	18.02	—	(3.64)	(3.64)
Year ended 3-31-2020	24.51	(0.23)	(1.37)	(1.60)	—	(1.37)	(1.37)
Year ended 3-31-2019	23.40	(0.21)	3.46	3.25	—	(2.14)	(2.14)
Year ended 3-31-2018	20.40	(0.18)	5.00	4.82	—	(1.82)	(1.82)
Year ended 3-31-2017	18.65	(0.14)	2.67	2.53	—	(0.78)	(0.78)
Class Y Shares
Year ended 3-31-2021	23.45	(0.24)	20.02	19.78	—	(3.66)	(3.66)
Year ended 3-31-2020	26.53	(0.15)	(1.50)	(1.65)	—	(1.43)	(1.43)
Year ended 3-31-2019	25.06	(0.13)	3.74	3.61	—	(2.14)	(2.14)
Year ended 3-31-2018	21.66	(0.10)	5.32	5.22	—	(1.82)	(1.82)
Year ended 3-31-2017	19.69	(0.08)	2.83	2.75	—	(0.78)	(0.78)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Expense ratio based on the period excluding reorganization expenses was 1.30%.

204	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$37.42	85.37%	$2,453	1.16%		-0.68%	1.17%	-0.69%	33%
Year ended 3-31-2020	22.28	-7.20	1,391	1.20		-0.55	1.23	-0.58	22
Year ended 3-31-2019	25.28	15.72	1,668	1.23		-0.53	1.25	-0.55	38
Year ended 3-31-2018	23.99	24.56	1,600	1.31	(5)	-0.48	1.31	-0.48	26
Year ended 3-31-2017	20.81	13.99	428	1.31		-0.39	1.35	-0.43	14
Class B Shares(4)
Year ended 3-31-2021	27.05	83.67	4	2.07		-1.57	2.17	-1.67	33
Year ended 3-31-2020	16.81	-7.98	6	2.09		-1.45	2.13	-1.49	22
Year ended 3-31-2019	19.46	14.66	16	2.08		-1.38	2.10	-1.40	38
Year ended 3-31-2018	19.11	23.66	20	2.09		-1.26	—	—	26
Year ended 3-31-2017	17.02	13.07	17	2.10		-1.24	—	—	14
Class C Shares
Year ended 3-31-2021	29.76	83.95	170	1.92		-1.43	1.94	-1.45	33
Year ended 3-31-2020	18.26	-7.88	143	1.95		-1.30	1.98	-1.33	22
Year ended 3-31-2019	21.02	14.90	207	1.94		-1.25	1.96	-1.27	38
Year ended 3-31-2018	20.44	23.64	203	2.02		-1.20	—	—	26
Year ended 3-31-2017	18.09	13.19	213	2.04		-1.16	—	—	14
Class E Shares
Year ended 3-31-2021	36.20	85.20	19	1.24		-0.76	1.32	-0.84	33
Year ended 3-31-2020	21.64	-7.21	11	1.28		-0.63	1.44	-0.79	22
Year ended 3-31-2019	24.59	15.59	12	1.28		-0.59	1.47	-0.78	38
Year ended 3-31-2018	23.41	24.59	11	1.30		-0.48	1.57	-0.75	26
Year ended 3-31-2017	20.34	14.04	9	1.30		-0.47	1.65	-0.82	14
Class I Shares
Year ended 3-31-2021	41.48	86.00	3,609	0.79		-0.31	0.97	-0.49	33
Year ended 3-31-2020	24.41	-6.75	1,898	0.79		-0.15	1.00	-0.36	22
Year ended 3-31-2019	27.52	16.12	2,250	0.85		-0.16	1.00	-0.31	38
Year ended 3-31-2018	25.83	24.89	1,869	1.03		-0.20	—	—	26
Year ended 3-31-2017	22.23	14.31	1,112	1.04		-0.15	—	—	14
Class N Shares
Year ended 3-31-2021	41.89	86.00	736	0.79		-0.33	0.82	-0.36	33
Year ended 3-31-2020	24.63	-6.77	256	0.79		-0.15	0.85	-0.21	22
Year ended 3-31-2019	27.76	16.19	282	0.80		-0.11	0.85	-0.16	38
Year ended 3-31-2018	26.02	25.07	135	0.88		-0.05	—	—	26
Year ended 3-31-2017	22.35	14.51	65	0.87		-0.02	—	—	14
Class R Shares
Year ended 3-31-2021	35.92	84.62	88	1.55		-1.07	1.56	-1.08	33
Year ended 3-31-2020	21.54	-7.47	46	1.55		-0.90	1.58	-0.93	22
Year ended 3-31-2019	24.51	15.29	63	1.55		-0.86	1.57	-0.88	38
Year ended 3-31-2018	23.40	24.17	50	1.63		-0.80	—	—	26
Year ended 3-31-2017	20.40	13.68	55	1.62		-0.75	—	—	14
Class Y Shares
Year ended 3-31-2021	39.57	85.29	363	1.16		-0.68	1.21	-0.73	33
Year ended 3-31-2020	23.45	-7.14	215	1.20		-0.55	1.24	-0.59	22
Year ended 3-31-2019	26.53	15.72	295	1.21		-0.51	1.23	-0.53	38
Year ended 3-31-2018	25.06	24.61	259	1.27		-0.44	—	—	26
Year ended 3-31-2017	21.66	14.08	321	1.26		-0.38	—	—	14

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	205

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MID CAP INCOME OPPORTUNITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$10.98	$0.21	$7.40	$7.61	$(0.21)	$—	$(0.21)
Year ended 3-31-2020	13.98	0.25	(2.96)	(2.71)	(0.24)	(0.05)	(0.29)
Year ended 3-31-2019	13.76	0.21	0.51	0.72	(0.20)	(0.30)	(0.50)
Year ended 3-31-2018	12.68	0.18	1.08	1.26	(0.18)	—	(0.18)
Year ended 3-31-2017	10.93	0.15	1.71	1.86	(0.11)	—	(0.11)
Class C Shares
Year ended 3-31-2021	10.93	0.10	7.37	7.47	(0.10)	—	(0.10)
Year ended 3-31-2020	13.92	0.14	(2.95)	(2.81)	(0.13)	(0.05)	(0.18)
Year ended 3-31-2019	13.70	0.11	0.51	0.62	(0.10)	(0.30)	(0.40)
Year ended 3-31-2018	12.62	0.08	1.08	1.16	(0.08)	—	(0.08)
Year ended 3-31-2017	10.91	0.07	1.70	1.77	(0.06)	—	(0.06)
Class I Shares
Year ended 3-31-2021	10.99	0.27	7.43	7.70	(0.27)	—	(0.27)
Year ended 3-31-2020	14.00	0.31	(2.97)	(2.66)	(0.30)	(0.05)	(0.35)
Year ended 3-31-2019	13.78	0.25	0.51	0.76	(0.24)	(0.30)	(0.54)
Year ended 3-31-2018	12.70	0.21	1.09	1.30	(0.22)	—	(0.22)
Year ended 3-31-2017	10.94	0.19	1.72	1.91	(0.15)	—	(0.15)
Class N Shares
Year ended 3-31-2021	10.99	0.27	7.43	7.70	(0.27)	—	(0.27)
Year ended 3-31-2020	14.01	0.32	(2.98)	(2.66)	(0.31)	(0.05)	(0.36)
Year ended 3-31-2019	13.78	0.27	0.52	0.79	(0.26)	(0.30)	(0.56)
Year ended 3-31-2018	12.70	0.23	1.09	1.32	(0.24)	—	(0.24)
Year ended 3-31-2017	10.94	0.20	1.71	1.91	(0.15)	—	(0.15)
Class R Shares
Year ended 3-31-2021	10.96	0.16	7.39	7.55	(0.16)	—	(0.16)
Year ended 3-31-2020	13.96	0.20	(2.96)	(2.76)	(0.19)	(0.05)	(0.24)
Year ended 3-31-2019	13.74	0.17	0.51	0.68	(0.16)	(0.30)	(0.46)
Year ended 3-31-2018	12.65	0.13	1.09	1.22	(0.13)	—	(0.13)
Year ended 3-31-2017	10.92	0.12	1.69	1.81	(0.08)	—	(0.08)
Class Y Shares
Year ended 3-31-2021	10.98	0.21	7.41	7.62	(0.21)	—	(0.21)
Year ended 3-31-2020	13.98	0.25	(2.96)	(2.71)	(0.24)	(0.05)	(0.29)
Year ended 3-31-2019	13.76	0.22	0.50	0.72	(0.20)	(0.30)	(0.50)
Year ended 3-31-2018	12.68	0.18	1.08	1.26	(0.18)	—	(0.18)
Year ended 3-31-2017	10.93	0.15	1.71	1.86	(0.11)	—	(0.11)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

206	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$18.38	69.70%	$178	1.24%	1.42%	1.31%	1.35%	23%
Year ended 3-31-2020	10.98	-19.84	111	1.27	1.70	1.34	1.63	25
Year ended 3-31-2019	13.98	5.37	135	1.35	1.51	1.37	1.49	17
Year ended 3-31-2018	13.76	9.98	103	1.35	1.34	1.40	1.29	42
Year ended 3-31-2017	12.68	17.10	119	1.35	1.27	1.45	1.17	28
Class C Shares
Year ended 3-31-2021	18.30	68.61	24	2.00	0.66	2.07	0.59	23
Year ended 3-31-2020	10.93	-20.50	15	2.02	0.95	2.09	0.88	25
Year ended 3-31-2019	13.92	4.58	17	2.07	0.79	2.12	0.74	17
Year ended 3-31-2018	13.70	9.30	11	2.07	0.63	2.17	0.53	42
Year ended 3-31-2017	12.62	16.19	15	2.07	0.51	2.13	0.45	28
Class I Shares
Year ended 3-31-2021	18.42	70.58	1,224	0.83	1.78	1.06	1.55	23
Year ended 3-31-2020	10.99	-19.53	401	0.83	2.13	1.08	1.88	25
Year ended 3-31-2019	14.00	5.67	431	1.05	1.81	1.09	1.77	17
Year ended 3-31-2018	13.78	10.30	166	1.05	1.62	1.12	1.55	42
Year ended 3-31-2017	12.70	17.49	174	1.04	1.49	1.11	1.42	28
Class N Shares
Year ended 3-31-2021	18.42	70.58	103	0.83	1.80	0.92	1.71	23
Year ended 3-31-2020	10.99	-19.57	65	0.83	2.15	0.93	2.05	25
Year ended 3-31-2019	14.01	5.85	60	0.94	1.92	—	—	17
Year ended 3-31-2018	13.78	10.43	48	0.95	1.70	—	—	42
Year ended 3-31-2017	12.70	17.54	5	0.98	1.65	—	—	28
Class R Shares
Year ended 3-31-2021	18.35	69.22	1	1.58	1.16	1.64	1.10	23
Year ended 3-31-2020	10.96	-20.15	3	1.59	1.38	1.66	1.31	25
Year ended 3-31-2019	13.96	5.05	3	1.67	1.19	—	—	17
Year ended 3-31-2018	13.74	9.66	3	1.68	1.00	—	—	42
Year ended 3-31-2017	12.65	16.58	3	1.73	0.97	—	—	28
Class Y Shares
Year ended 3-31-2021	18.39	69.84	38	1.24	1.40	1.31	1.33	23
Year ended 3-31-2020	10.98	-19.89	13	1.26	1.71	1.33	1.64	25
Year ended 3-31-2019	13.98	5.45	14	1.33	1.54	—	—	17
Year ended 3-31-2018	13.76	9.99	6	1.35	1.33	1.36	1.32	42
Year ended 3-31-2017	12.68	17.10	8	1.35	1.28	1.37	1.26	28

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	207

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MUNICIPAL BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$11.68	$0.26	$0.21	$0.47	$(0.26)	$—	$(0.26)
Year ended 3-31-2020	11.70	0.34	(0.03)	0.31	(0.33)	—	(0.33)
Year ended 3-31-2019	11.72	0.40	(0.03)	0.37	(0.39)	—	(0.39)
Year ended 3-31-2018	11.82	0.42	(0.15)	0.27	(0.37)	—	(0.37)
Year ended 3-31-2017	12.13	0.28	(0.31)	(0.03)	(0.28)	—	(0.28)
Class B Shares(4)
Year ended 3-31-2021	11.68	0.16	0.20	0.36	(0.15)	—	(0.15)
Year ended 3-31-2020	11.70	0.24	(0.03)	0.21	(0.23)	—	(0.23)
Year ended 3-31-2019	11.72	0.31	(0.02)	0.29	(0.31)	—	(0.31)
Year ended 3-31-2018	11.82	0.29	(0.13)	0.16	(0.26)	—	(0.26)
Year ended 3-31-2017	12.13	0.19	(0.31)	(0.12)	(0.19)	—	(0.19)
Class C Shares
Year ended 3-31-2021	11.68	0.16	0.21	0.37	(0.16)	—	(0.16)
Year ended 3-31-2020	11.70	0.24	(0.03)	0.21	(0.23)	—	(0.23)
Year ended 3-31-2019	11.72	0.30	(0.01)	0.29	(0.31)	—	(0.31)
Year ended 3-31-2018	11.82	0.29	(0.13)	0.16	(0.26)	—	(0.26)
Year ended 3-31-2017	12.13	0.19	(0.31)	(0.12)	(0.19)	—	(0.19)
Class I Shares
Year ended 3-31-2021	11.68	0.28	0.21	0.49	(0.28)	—	(0.28)
Year ended 3-31-2020	11.70	0.36	(0.03)	0.33	(0.35)	—	(0.35)
Year ended 3-31-2019	11.72	0.42	(0.02)	0.40	(0.42)	—	(0.42)
Year ended 3-31-2018	11.82	0.43	(0.15)	0.28	(0.38)	—	(0.38)
Year ended 3-31-2017	12.13	0.31	(0.32)	(0.01)	(0.30)	—	(0.30)
Class N Shares
Year ended 3-31-2021	11.68	0.29	0.21	0.50	(0.29)	—	(0.29)
Year ended 3-31-2020	11.70	0.36	(0.02)	0.34	(0.36)	—	(0.36)
Year ended 3-31-2019	11.72	0.43	(0.02)	0.41	(0.43)	—	(0.43)
Year ended 3-31-2018(5)	11.90	0.33	(0.21)	0.12	(0.30)	—	(0.30)
Class Y Shares
Year ended 3-31-2021	11.68	0.26	0.21	0.47	(0.26)	—	(0.26)
Year ended 3-31-2020	11.70	0.34	(0.03)	0.31	(0.33)	—	(0.33)
Year ended 3-31-2019	11.72	0.40	(0.02)	0.38	(0.40)	—	(0.40)
Year ended 3-31-2018	11.82	0.38	(0.12)	0.26	(0.36)	—	(0.36)
Year ended 3-31-2017	12.13	0.28	(0.31)	(0.03)	(0.28)	—	(0.28)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from July 5, 2017 (commencement of operations of the class) through March 31, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(8)	Expense ratio based on the period excluding reorganization expenses was 0.86%.

(9)	Expense ratio based on the period excluding reorganization expenses was 0.74%.

208	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$11.89	4.07%	$445		0.83%		2.21%		0.90%	2.14%	22%
Year ended 3-31-2020	11.68	2.68	453		0.84		2.87		0.91	2.80	18
Year ended 3-31-2019	11.70	3.28	476		0.84		3.38		0.90	3.32	7
Year ended 3-31-2018	11.72	2.28	523		0.87	(8)	3.52		0.92	3.47	—
Year ended 3-31-2017	11.82	-0.26	68		0.98		2.28		—	—	14
Class B Shares(4)
Year ended 3-31-2021	11.89	3.08	—	*	1.79		1.34		—	—	22
Year ended 3-31-2020	11.68	1.77	1		1.74		2.01		—	—	18
Year ended 3-31-2019	11.70	2.56	1		1.64		2.60		—	—	7
Year ended 3-31-2018	11.72	1.38	2		1.74		2.44		—	—	—
Year ended 3-31-2017	11.82	-1.02	2		1.74		1.56		—	—	14
Class C Shares
Year ended 3-31-2021	11.89	3.14	8		1.73		1.36		—	—	22
Year ended 3-31-2020	11.68	1.80	16		1.72		2.00		—	—	18
Year ended 3-31-2019	11.70	2.50	19		1.70		2.53		—	—	7
Year ended 3-31-2018	11.72	1.39	24		1.74		2.46		—	—	—
Year ended 3-31-2017	11.82	-1.01	25		1.73		1.57		—	—	14
Class I Shares
Year ended 3-31-2021	11.89	4.21	302		0.70		2.33		0.74	2.29	22
Year ended 3-31-2020	11.68	2.83	293		0.70		3.01		0.74	2.97	18
Year ended 3-31-2019	11.70	3.53	315		0.70		3.52		0.73	3.49	7
Year ended 3-31-2018	11.72	2.36	326		0.75	(9)	3.58		0.75	3.58	—
Year ended 3-31-2017	11.82	-0.08	96		0.79		2.56		—	—	14
Class N Shares
Year ended 3-31-2021	11.89	4.32	1		0.60		2.43		—	—	22
Year ended 3-31-2020	11.68	2.94	1		0.60		3.09		—	—	18
Year ended 3-31-2019	11.70	3.62	1		0.59		3.62		—	—	7
Year ended 3-31-2018(5)	11.72	1.09	1		0.60	(6)	3.74	(6)	—	—	—	(7)
Class Y Shares
Year ended 3-31-2021	11.89	4.07	1		0.83		2.21		0.98	2.06	22
Year ended 3-31-2020	11.68	2.68	—	*	0.84		2.88		0.99	2.73	18
Year ended 3-31-2019	11.70	3.35	1		0.84		3.37		0.97	3.24	7
Year ended 3-31-2018	11.72	2.23	1		0.90	(8)	3.22		1.02	3.10	—
Year ended 3-31-2017	11.82	-0.26	1		0.98		2.33		1.03	2.28	14

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	209

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MUNICIPAL HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations		Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 3-31-2021	$4.87	$0.17	$0.17	$0.34		$(0.17)	$—		$(0.17)
Year ended 3-31-2020	5.02	0.19	(0.15)	0.04		(0.19)	—		(0.19)
Year ended 3-31-2019	5.05	0.22	(0.03)	0.19		(0.22)	—		(0.22)
Year ended 3-31-2018	5.09	0.16	0.00 *	0.16		(0.20)	—	*	(0.20)
Year ended 3-31-2017	5.28	0.23	(0.19)	0.04		(0.23)	—		(0.23)
Class B Shares(4)
Year ended 3-31-2021	4.87	0.14	0.17	0.31		(0.14)	—		(0.14)
Year ended 3-31-2020	5.02	0.15	(0.15)	0.00	*	(0.15)	—		(0.15)
Year ended 3-31-2019	5.05	0.18	(0.03)	0.15		(0.18)	—		(0.18)
Year ended 3-31-2018	5.09	0.18	(0.05)	0.13		(0.17)	—	*	(0.17)
Year ended 3-31-2017	5.28	0.19	(0.19)	0.00	*	(0.19)	—		(0.19)
Class C Shares
Year ended 3-31-2021	4.87	0.14	0.17	0.31		(0.14)	—		(0.14)
Year ended 3-31-2020	5.02	0.15	(0.15)	0.00	*	(0.15)	—		(0.15)
Year ended 3-31-2019	5.05	0.18	(0.03)	0.15		(0.18)	—		(0.18)
Year ended 3-31-2018	5.09	0.19	(0.06)	0.13		(0.17)	—	*	(0.17)
Year ended 3-31-2017	5.28	0.19	(0.19)	0.00	*	(0.19)	—		(0.19)
Class I Shares
Year ended 3-31-2021	4.87	0.19	0.17	0.36		(0.19)	—		(0.19)
Year ended 3-31-2020	5.02	0.20	(0.15)	0.05		(0.20)	—		(0.20)
Year ended 3-31-2019	5.05	0.23	(0.03)	0.20		(0.23)	—		(0.23)
Year ended 3-31-2018	5.09	0.23	(0.06)	0.17		(0.21)	—	*	(0.21)
Year ended 3-31-2017	5.28	0.24	(0.19)	0.05		(0.24)	—		(0.24)
Class N Shares
Year ended 3-31-2021	4.87	0.19	0.17	0.36		(0.19)	—		(0.19)
Year ended 3-31-2020	5.02	0.20	(0.14)	0.06		(0.21)	—		(0.21)
Year ended 3-31-2019	5.05	0.23	(0.03)	0.20		(0.23)	—		(0.23)
Year ended 3-31-2018(5)	5.11	0.17	(0.07)	0.10		(0.16)	—	*	(0.16)
Class Y Shares
Year ended 3-31-2021	4.87	0.17	0.17	0.34		(0.17)	—		(0.17)
Year ended 3-31-2020	5.02	0.19	(0.15)	0.04		(0.19)	—		(0.19)
Year ended 3-31-2019	5.05	0.22	(0.03)	0.19		(0.22)	—		(0.22)
Year ended 3-31-2018	5.09	0.23	(0.07)	0.16		(0.20)	—	*	(0.20)
Year ended 3-31-2017	5.28	0.23	(0.19)	0.04		(0.23)	—		(0.23)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from July 5, 2017 (commencement of operations of the class) through March 31, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(8)	Expense ratio based on the period excluding reorganization expenses was 0.67%.

210	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$5.04	7.13%	$637		0.89%		3.47%		—%	—%	7%
Year ended 3-31-2020	4.87	0.72	610		0.88		3.76		—	—	18
Year ended 3-31-2019	5.02	3.76	665		0.87		4.32		—	—	10
Year ended 3-31-2018	5.05	3.35	732		0.88		3.17		—	—	3
Year ended 3-31-2017	5.09	0.65	235		0.87		4.27		—	—	8
Class B Shares(4)
Year ended 3-31-2021	5.04	6.33	—	*	1.62		2.85		1.76	2.71	7
Year ended 3-31-2020	4.87	-0.04	3		1.62		3.03		1.72	2.93	18
Year ended 3-31-2019	5.02	3.06	6		1.58		3.64		1.58	3.64	10
Year ended 3-31-2018	5.05	2.57	9		1.62		3.63		1.72	3.53	3
Year ended 3-31-2017	5.09	-0.11	11		1.62		3.52		1.63	3.51	8
Class C Shares
Year ended 3-31-2021	5.04	6.39	30		1.58		2.85		1.68	2.75	7
Year ended 3-31-2020	4.87	0.01	79		1.58		3.06		1.65	2.99	18
Year ended 3-31-2019	5.02	3.06	106		1.58		3.63		1.63	3.58	10
Year ended 3-31-2018	5.05	2.61	143		1.58		3.67		1.64	3.61	3
Year ended 3-31-2017	5.09	-0.07	182		1.58		3.56		1.60	3.54	8
Class I Shares
Year ended 3-31-2021	5.04	7.42	313		0.61		3.76		0.74	3.63	7
Year ended 3-31-2020	4.87	0.99	355		0.61		4.02		0.72	3.91	18
Year ended 3-31-2019	5.02	4.04	413		0.64		4.57		0.71	4.50	10
Year ended 3-31-2018	5.05	3.56	520		0.68	(8)	4.49		0.72	4.45	3
Year ended 3-31-2017	5.09	0.84	617		0.68		4.46		0.69	4.45	8
Class N Shares
Year ended 3-31-2021	5.04	7.43	1		0.60		3.77		—	—	7
Year ended 3-31-2020	4.87	1.03	1		0.58		4.03		—	—	18
Year ended 3-31-2019	5.02	4.13	1		0.57		4.56		—	—	10
Year ended 3-31-2018(5)	5.05	2.07	—	*	0.58	(6)	4.55	(6)	—	—	3	(7)
Class Y Shares
Year ended 3-31-2021	5.04	7.12	4		0.89		3.49		0.99	3.39	7
Year ended 3-31-2020	4.87	0.72	6		0.88		3.75		0.98	3.65	18
Year ended 3-31-2019	5.02	3.79	7		0.87		4.36		0.96	4.27	10
Year ended 3-31-2018	5.05	3.35	10		0.88		4.44		0.98	4.34	3
Year ended 3-31-2017	5.09	0.65	15		0.86		4.28		0.95	4.19	8

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	211

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PZENA INTERNATIONAL VALUE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$11.08	$0.16	$7.48	$7.64	$(0.18)	$—	$(0.18)
Year ended 3-31-2020	14.93	0.32	(3.81)	(3.49)	(0.36)	—	(0.36)
Year ended 3-31-2019	18.08	0.16	(1.33)	(1.17)	(0.07)	(1.91)	(1.98)
Year ended 3-31-2018	17.15	0.08	1.00	1.08	(0.15)	—	(0.15)
Year ended 3-31-2017	14.33	0.14	2.74	2.88	(0.06)	—	(0.06)
Class B Shares(4)
Year ended 3-31-2021	9.71	(0.19)	6.51	6.32	—	—	—
Year ended 3-31-2020	13.16	0.06	(3.39)	(3.33)	(0.12)	—	(0.12)
Year ended 3-31-2019	16.34	(0.11)	(1.20)	(1.31)	—	(1.87)	(1.87)
Year ended 3-31-2018	15.58	(0.14)	0.90	0.76	—	—	—
Year ended 3-31-2017	13.15	(0.07)	2.50	2.43	—	—	—
Class C Shares
Year ended 3-31-2021	10.28	0.02	6.95	6.97	(0.09)	—	(0.09)
Year ended 3-31-2020	13.89	0.22	(3.55)	(3.33)	(0.28)	—	(0.28)
Year ended 3-31-2019	16.99	0.06	(1.25)	(1.19)	—	(1.91)	(1.91)
Year ended 3-31-2018	16.12	(0.03)	0.94	0.91	(0.04)	—	(0.04)
Year ended 3-31-2017	13.50	0.03	2.59	2.62	—	—	—
Class I Shares
Year ended 3-31-2021	11.37	0.22	7.70	7.92	(0.24)	—	(0.24)
Year ended 3-31-2020	15.30	0.39	(3.89)	(3.50)	(0.43)	—	(0.43)
Year ended 3-31-2019	18.48	0.24	(1.37)	(1.13)	(0.14)	(1.91)	(2.05)
Year ended 3-31-2018	17.53	0.17	1.01	1.18	(0.23)	—	(0.23)
Year ended 3-31-2017	14.64	0.16	2.87	3.03	(0.14)	—	(0.14)
Class N Shares
Year ended 3-31-2021	11.40	0.24	7.74	7.98	(0.27)	—	(0.27)
Year ended 3-31-2020	15.34	0.43	(3.91)	(3.48)	(0.46)	—	(0.46)
Year ended 3-31-2019	18.53	0.28	(1.39)	(1.11)	(0.17)	(1.91)	(2.08)
Year ended 3-31-2018	17.57	0.21	1.01	1.22	(0.26)	—	(0.26)
Year ended 3-31-2017	14.68	0.22	2.83	3.05	(0.16)	—	(0.16)
Class R Shares
Year ended 3-31-2021	11.06	0.14	7.47	7.61	(0.17)	—	(0.17)
Year ended 3-31-2020	14.90	0.30	(3.79)	(3.49)	(0.35)	—	(0.35)
Year ended 3-31-2019	18.05	0.14	(1.33)	(1.19)	(0.05)	(1.91)	(1.96)
Year ended 3-31-2018	17.13	0.06	0.99	1.05	(0.13)	—	(0.13)
Year ended 3-31-2017	14.32	0.10	2.76	2.86	(0.05)	—	(0.05)
Class Y Shares
Year ended 3-31-2021	11.26	0.20	7.60	7.80	(0.21)	—	(0.21)
Year ended 3-31-2020	15.16	0.38	(3.89)	(3.51)	(0.39)	—	(0.39)
Year ended 3-31-2019	18.33	0.20	(1.36)	(1.16)	(0.10)	(1.91)	(2.01)
Year ended 3-31-2018	17.39	0.12	1.01	1.13	(0.19)	—	(0.19)
Year ended 3-31-2017	14.53	0.16	2.80	2.96	(0.10)	—	(0.10)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

212	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$18.54	69.18%	$66		1.55%	1.08%	1.76%	0.87%	20%
Year ended 3-31-2020	11.08	-24.08	45		1.56	2.19	1.77	1.98	26
Year ended 3-31-2019	14.93	-6.19	75		1.55	0.99	1.75	0.79	85
Year ended 3-31-2018	18.08	6.30	96		1.59	0.47	1.75	0.31	33
Year ended 3-31-2017	17.15	20.10	98		1.65	0.91	1.81	0.75	51
Class B Shares(4)
Year ended 3-31-2021	16.03	65.09	—	*	4.03	-1.56	4.24	-1.77	20
Year ended 3-31-2020	9.71	-25.59	—	*	3.62	0.44	3.83	0.23	26
Year ended 3-31-2019	13.16	-7.75	—	*	3.19	-0.68	3.39	-0.88	85
Year ended 3-31-2018	16.34	4.88	1		2.96	-0.86	3.12	-1.02	33
Year ended 3-31-2017	15.58	18.48	1		2.94	-0.53	3.10	-0.69	51
Class C Shares
Year ended 3-31-2021	17.16	67.92	1		2.31	0.18	2.52	-0.03	20
Year ended 3-31-2020	10.28	-24.55	1		2.20	1.57	2.41	1.36	26
Year ended 3-31-2019	13.89	-6.74	2		2.13	0.39	2.33	0.19	85
Year ended 3-31-2018	16.99	5.65	3		2.19	-0.18	2.35	-0.34	33
Year ended 3-31-2017	16.12	19.41	14		2.21	0.19	2.37	0.03	51
Class I Shares
Year ended 3-31-2021	19.05	69.97	92		1.12	1.48	1.33	1.27	20
Year ended 3-31-2020	11.37	-23.71	74		1.11	2.60	1.32	2.39	26
Year ended 3-31-2019	15.30	-5.79	95		1.12	1.43	1.32	1.23	85
Year ended 3-31-2018	18.48	6.73	77		1.16	0.91	1.32	0.75	33
Year ended 3-31-2017	17.53	20.70	96		1.17	0.96	1.33	0.80	51
Class N Shares
Year ended 3-31-2021	19.11	70.31	90		0.94	1.62	1.15	1.41	20
Year ended 3-31-2020	11.40	-23.58	84		0.93	2.84	1.14	2.63	26
Year ended 3-31-2019	15.34	-5.66	105		0.91	1.72	1.11	1.52	85
Year ended 3-31-2018	18.53	6.94	—	*	0.99	1.18	1.15	1.02	33
Year ended 3-31-2017	17.57	20.81	1		1.00	1.41	1.16	1.25	51
Class R Shares
Year ended 3-31-2021	18.50	68.98	—	*	1.69	0.98	1.90	0.77	20
Year ended 3-31-2020	11.06	-24.13	—	*	1.67	2.03	1.88	1.82	26
Year ended 3-31-2019	14.90	-6.33	—	*	1.69	0.85	1.89	0.65	85
Year ended 3-31-2018	18.05	6.13	—	*	1.72	0.32	1.88	0.16	33
Year ended 3-31-2017	17.13	19.96	—	*	1.75	0.64	1.91	0.48	51
Class Y Shares
Year ended 3-31-2021	18.85	69.55	1		1.36	1.32	1.57	1.11	20
Year ended 3-31-2020	11.26	-23.93	1		1.41	2.52	1.62	2.31	26
Year ended 3-31-2019	15.16	-6.04	2		1.36	1.17	1.56	0.97	85
Year ended 3-31-2018	18.33	6.48	2		1.39	0.66	1.55	0.50	33
Year ended 3-31-2017	17.39	20.38	2		1.41	1.00	1.57	0.84	51

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	213

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY SECURIAN CORE BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$10.49	$0.20	$0.57	$0.77	$(0.22)	$(0.25)	$(0.47)
Year ended 3-31-2020	10.66	0.27	(0.07)	0.20	(0.28)	(0.09)	(0.37)
Year ended 3-31-2019	10.57	0.32	0.09	0.41	(0.32)	—	(0.32)
Year ended 3-31-2018	10.62	0.28	(0.04)	0.24	(0.29)	—	(0.29)
Year ended 3-31-2017	10.54	0.24	0.11	0.35	(0.27)	—	(0.27)
Class B Shares(4)
Year ended 3-31-2021	10.49	0.10	0.56	0.66	(0.11)	(0.25)	(0.36)
Year ended 3-31-2020	10.66	0.17	(0.07)	0.10	(0.18)	(0.09)	(0.27)
Year ended 3-31-2019	10.57	0.23	0.09	0.32	(0.23)	—	(0.23)
Year ended 3-31-2018	10.62	0.18	(0.04)	0.14	(0.19)	—	(0.19)
Year ended 3-31-2017	10.54	0.14	0.10	0.24	(0.16)	—	(0.16)
Class C Shares
Year ended 3-31-2021	10.49	0.11	0.58	0.69	(0.14)	(0.25)	(0.39)
Year ended 3-31-2020	10.66	0.19	(0.07)	0.12	(0.20)	(0.09)	(0.29)
Year ended 3-31-2019	10.57	0.25	0.09	0.34	(0.25)	—	(0.25)
Year ended 3-31-2018	10.62	0.20	(0.04)	0.16	(0.21)	—	(0.21)
Year ended 3-31-2017	10.54	0.17	0.10	0.27	(0.19)	—	(0.19)
Class E Shares
Year ended 3-31-2021	10.49	0.19	0.57	0.76	(0.21)	(0.25)	(0.46)
Year ended 3-31-2020	10.66	0.27	(0.07)	0.20	(0.28)	(0.09)	(0.37)
Year ended 3-31-2019	10.57	0.32	0.09	0.41	(0.32)	—	(0.32)
Year ended 3-31-2018	10.62	0.28	(0.04)	0.24	(0.29)	—	(0.29)
Year ended 3-31-2017	10.54	0.25	0.10	0.35	(0.27)	—	(0.27)
Class I Shares
Year ended 3-31-2021	10.49	0.24	0.58	0.82	(0.27)	(0.25)	(0.52)
Year ended 3-31-2020	10.66	0.32	(0.07)	0.25	(0.33)	(0.09)	(0.42)
Year ended 3-31-2019	10.57	0.37	0.09	0.46	(0.37)	—	(0.37)
Year ended 3-31-2018	10.62	0.33	(0.04)	0.29	(0.34)	—	(0.34)
Year ended 3-31-2017	10.54	0.29	0.09	0.38	(0.30)	—	(0.30)
Class N Shares
Year ended 3-31-2021	10.49	0.24	0.58	0.82	(0.27)	(0.25)	(0.52)
Year ended 3-31-2020	10.66	0.32	(0.07)	0.25	(0.33)	(0.09)	(0.42)
Year ended 3-31-2019	10.57	0.37	0.09	0.46	(0.37)	—	(0.37)
Year ended 3-31-2018	10.62	0.33	(0.04)	0.29	(0.34)	—	(0.34)
Year ended 3-31-2017	10.54	0.30	0.10	0.40	(0.32)	—	(0.32)
Class R Shares
Year ended 3-31-2021	10.49	0.16	0.57	0.73	(0.18)	(0.25)	(0.43)
Year ended 3-31-2020	10.66	0.24	(0.07)	0.17	(0.25)	(0.09)	(0.34)
Year ended 3-31-2019	10.57	0.29	0.09	0.38	(0.29)	—	(0.29)
Year ended 3-31-2018	10.62	0.25	(0.03)	0.22	(0.27)	—	(0.27)
Year ended 3-31-2017	10.54	0.22	0.10	0.32	(0.24)	—	(0.24)
Class Y Shares
Year ended 3-31-2021	10.49	0.20	0.57	0.77	(0.22)	(0.25)	(0.47)
Year ended 3-31-2020	10.66	0.27	(0.07)	0.20	(0.28)	(0.09)	(0.37)
Year ended 3-31-2019	10.57	0.33	0.09	0.42	(0.33)	—	(0.33)
Year ended 3-31-2018	10.62	0.29	(0.04)	0.25	(0.30)	—	(0.30)
Year ended 3-31-2017	10.54	0.26	0.10	0.36	(0.28)	—	(0.28)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

214	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$10.79	7.32%	$219		0.87%	1.77%	0.97%	1.67%	98%
Year ended 3-31-2020	10.49	1.79	199		1.00	2.48	1.02	2.46	118
Year ended 3-31-2019	10.66	3.96	177		1.02	2.95	1.05	2.92	91
Year ended 3-31-2018	10.57	2.26	200		1.04	2.60	1.07	2.57	163
Year ended 3-31-2017	10.62	3.30	206		1.05	2.28	1.06	2.27	190
Class B Shares(4)
Year ended 3-31-2021	10.79	6.29	—	*	1.82	0.86	1.92	0.76	98
Year ended 3-31-2020	10.49	0.84	1		1.94	1.58	1.96	1.56	118
Year ended 3-31-2019	10.66	3.12	2		1.83	2.13	1.86	2.10	91
Year ended 3-31-2018	10.57	1.33	3		1.96	1.68	1.99	1.65	163
Year ended 3-31-2017	10.62	2.32	5		2.02	1.33	2.03	1.32	190
Class C Shares
Year ended 3-31-2021	10.79	6.50	11		1.64	1.01	1.74	0.91	98
Year ended 3-31-2020	10.49	1.02	14		1.75	1.73	1.77	1.71	118
Year ended 3-31-2019	10.66	3.25	13		1.71	2.26	1.74	2.23	91
Year ended 3-31-2018	10.57	1.51	16		1.77	1.87	1.80	1.84	163
Year ended 3-31-2017	10.62	2.59	26		1.76	1.60	1.77	1.59	190
Class E Shares
Year ended 3-31-2021	10.79	7.24	5		0.95	1.70	1.14	1.51	98
Year ended 3-31-2020	10.49	1.79	4		0.99	2.48	1.22	2.25	118
Year ended 3-31-2019	10.66	3.96	3		1.02	2.95	1.27	2.70	91
Year ended 3-31-2018	10.57	2.27	4		1.03	2.61	1.24	2.40	163
Year ended 3-31-2017	10.62	3.31	4		1.05	2.31	1.23	2.13	190
Class I Shares
Year ended 3-31-2021	10.79	7.77	772		0.45	2.20	0.72	1.93	98
Year ended 3-31-2020	10.49	2.25	742		0.54	2.93	0.73	2.74	118
Year ended 3-31-2019	10.66	4.46	586		0.54	3.43	0.74	3.23	91
Year ended 3-31-2018	10.57	2.77	525		0.54	3.10	0.74	2.90	163
Year ended 3-31-2017	10.62	3.68	458		0.69	2.70	0.74	2.65	190
Class N Shares
Year ended 3-31-2021	10.79	7.77	184		0.45	2.20	0.57	2.08	98
Year ended 3-31-2020	10.49	2.25	133		0.54	2.94	0.58	2.90	118
Year ended 3-31-2019	10.66	4.46	110		0.54	3.41	0.58	3.37	91
Year ended 3-31-2018	10.57	2.77	195		0.54	3.10	0.58	3.06	163
Year ended 3-31-2017	10.62	3.80	2		0.58	2.77	0.59	2.76	190
Class R Shares
Year ended 3-31-2021	10.79	6.97	1		1.20	1.46	1.30	1.36	98
Year ended 3-31-2020	10.49	1.48	1		1.30	2.18	1.32	2.16	118
Year ended 3-31-2019	10.66	3.67	1		1.30	2.67	1.33	2.64	91
Year ended 3-31-2018	10.57	2.04	2		1.29	2.31	1.32	2.28	163
Year ended 3-31-2017	10.62	3.04	8		1.32	2.07	1.33	2.06	190
Class Y Shares
Year ended 3-31-2021	10.79	7.33	7		0.87	1.78	0.97	1.68	98
Year ended 3-31-2020	10.49	1.82	10		0.96	2.48	0.98	2.46	118
Year ended 3-31-2019	10.66	4.04	5		0.95	3.03	0.98	3.00	91
Year ended 3-31-2018	10.57	2.35	5		0.95	2.69	0.98	2.66	163
Year ended 3-31-2017	10.62	3.39	5		0.97	2.39	0.98	2.38	190

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	215

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY SMALL CAP CORE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$12.88	$(0.06)	$9.61	$9.55	$—	$—	$—
Year ended 3-31-2020	16.87	(0.04)	(3.83)	(3.87)	—	(0.12)	(0.12)
Year ended 3-31-2019	18.29	(0.09)	1.04	0.95	—	(2.37)	(2.37)
Year ended 3-31-2018	17.66	(0.04)	1.09	1.05	—	(0.42)	(0.42)
Year ended 3-31-2017	14.38	(0.05)	4.14	4.09	—	(0.81)	(0.81)
Class B Shares(4)
Year ended 3-31-2021	10.02	(0.17)	7.42	7.25	—	—	—
Year ended 3-31-2020	13.27	(0.16)	(2.97)	(3.13)	—	(0.12)	(0.12)
Year ended 3-31-2019	14.79	(0.20)	0.82	0.62	—	(2.14)	(2.14)
Year ended 3-31-2018	14.45	(0.16)	0.88	0.72	—	(0.38)	(0.38)
Year ended 3-31-2017	11.92	(0.17)	3.43	3.26	—	(0.73)	(0.73)
Class C Shares
Year ended 3-31-2021	10.85	(0.15)	8.05	7.90	—	—	—
Year ended 3-31-2020	14.32	(0.14)	(3.21)	(3.35)	—	(0.12)	(0.12)
Year ended 3-31-2019	15.81	(0.19)	0.89	0.70	—	(2.19)	(2.19)
Year ended 3-31-2018	15.39	(0.16)	0.97	0.81	—	(0.39)	(0.39)
Year ended 3-31-2017	12.64	(0.14)	3.64	3.50	—	(0.75)	(0.75)
Class I Shares
Year ended 3-31-2021	14.10	0.02	10.56	10.58	—	—	—
Year ended 3-31-2020	18.40	0.05	(4.19)	(4.14)	(0.02)	(0.14)	(0.16)
Year ended 3-31-2019	19.79	(0.01)	1.13	1.12	—	(2.51)	(2.51)
Year ended 3-31-2018	19.03	0.00 *	1.20	1.20	—	(0.44)	(0.44)
Year ended 3-31-2017	15.42	0.01	4.46	4.47	—	(0.86)	(0.86)
Class N Shares
Year ended 3-31-2021	14.22	0.02	10.64	10.66	—	—	—
Year ended 3-31-2020	18.55	0.05	(4.22)	(4.17)	(0.02)	(0.14)	(0.16)
Year ended 3-31-2019	19.96	0.01	1.13	1.14	—	(2.55)	(2.55)
Year ended 3-31-2018	19.17	0.03	1.21	1.24	—	(0.45)	(0.45)
Year ended 3-31-2017	15.52	0.04	4.49	4.53	—	(0.88)	(0.88)
Class R Shares
Year ended 3-31-2021	12.78	(0.11)	9.53	9.42	—	—	—
Year ended 3-31-2020	16.78	(0.09)	(3.79)	(3.88)	—	(0.12)	(0.12)
Year ended 3-31-2019	18.18	(0.13)	1.03	0.90	—	(2.30)	(2.30)
Year ended 3-31-2018	17.58	(0.11)	1.12	1.01	—	(0.41)	(0.41)
Year ended 3-31-2017	14.33	(0.09)	4.13	4.04	—	(0.79)	(0.79)
Class Y Shares
Year ended 3-31-2021	13.62	(0.05)	10.16	10.11	—	—	—
Year ended 3-31-2020	17.81	(0.03)	(4.04)	(4.07)	—	(0.12)	(0.12)
Year ended 3-31-2019	19.20	(0.08)	1.10	1.02	—	(2.41)	(2.41)
Year ended 3-31-2018	18.51	(0.03)	1.15	1.12	—	(0.43)	(0.43)
Year ended 3-31-2017	15.03	(0.03)	4.34	4.31	—	(0.83)	(0.83)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

216	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$22.43	74.15%	$176		1.37%	-0.37%	1.41%	-0.41%	127%
Year ended 3-31-2020	12.88	-23.13	114		1.38	-0.24	1.41	-0.27	138
Year ended 3-31-2019	16.87	6.30	174		1.40	-0.48	1.42	-0.50	119
Year ended 3-31-2018	18.29	5.97	186		1.46	-0.24	—	—	119
Year ended 3-31-2017	17.66	28.52	200		1.50	-0.28	—	—	133
Class B Shares(4)
Year ended 3-31-2021	17.27	72.35	—	*	2.39	-1.33	2.42	-1.36	127
Year ended 3-31-2020	10.02	-23.83	1		2.33	-1.18	2.35	-1.20	138
Year ended 3-31-2019	13.27	5.43	2		2.25	-1.33	2.27	-1.35	119
Year ended 3-31-2018	14.79	4.91	3		2.39	-1.06	—	—	119
Year ended 3-31-2017	14.45	27.39	5		2.44	-1.26	—	—	133
Class C Shares
Year ended 3-31-2021	18.75	72.81	22		2.09	-1.07	2.12	-1.10	127
Year ended 3-31-2020	10.85	-23.62	20		2.10	-0.96	2.12	-0.98	138
Year ended 3-31-2019	14.32	5.59	35		2.07	-1.15	2.09	-1.17	119
Year ended 3-31-2018	15.81	5.21	33		2.14	-0.97	—	—	119
Year ended 3-31-2017	15.39	27.72	33		2.17	-0.99	—	—	133
Class I Shares
Year ended 3-31-2021	24.68	75.04	451		0.89	0.11	1.09	-0.09	127
Year ended 3-31-2020	14.10	-22.74	304		0.89	0.25	1.10	0.04	138
Year ended 3-31-2019	18.40	6.79	393		0.95	-0.03	1.09	-0.17	119
Year ended 3-31-2018	19.79	6.29	333		1.10	-0.02	—	—	119
Year ended 3-31-2017	19.03	29.05	253		1.10	0.03	—	—	133
Class N Shares
Year ended 3-31-2021	24.88	74.96	77		0.89	0.11	0.95	0.05	127
Year ended 3-31-2020	14.22	-22.72	59		0.89	0.24	0.95	0.18	138
Year ended 3-31-2019	18.55	6.87	77		0.90	0.04	0.94	—	119
Year ended 3-31-2018	19.96	6.45	43		0.94	0.16	—	—	119
Year ended 3-31-2017	19.17	29.25	9		0.95	0.22	—	—	133
Class R Shares
Year ended 3-31-2021	22.20	73.71	25		1.64	-0.64	1.67	-0.67	127
Year ended 3-31-2020	12.78	-23.32	15		1.65	-0.52	1.67	-0.54	138
Year ended 3-31-2019	16.78	6.04	16		1.65	-0.73	1.67	-0.75	119
Year ended 3-31-2018	18.18	5.69	11		1.68	-0.62	—	—	119
Year ended 3-31-2017	17.58	28.27	6		1.69	-0.51	—	—	133
Class Y Shares
Year ended 3-31-2021	23.73	74.23	9		1.30	-0.28	1.34	-0.32	127
Year ended 3-31-2020	13.62	-23.08	7		1.32	-0.19	1.35	-0.22	138
Year ended 3-31-2019	17.81	6.45	16		1.31	-0.41	1.33	-0.43	119
Year ended 3-31-2018	19.20	6.00	18		1.36	-0.16	—	—	119
Year ended 3-31-2017	18.51	28.74	22		1.35	-0.20	—	—	133

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	217

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY SMALL CAP GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$13.27	$(0.18)	$11.15	$10.97	$—	$(1.96)	$(1.96)
Year ended 3-31-2020	17.19	(0.15)	(2.59)	(2.74)	—	(1.18)	(1.18)
Year ended 3-31-2019	18.63	(0.15)	1.44	1.29	—	(2.73)	(2.73)
Year ended 3-31-2018	17.23	(0.15)	3.56	3.41	—	(2.01)	(2.01)
Year ended 3-31-2017	14.81	(0.13)	3.58	3.45	—	(1.03)	(1.03)
Class B Shares(4)
Year ended 3-31-2021	8.65	(0.22)	7.15	6.93	—	(1.96)	(1.96)
Year ended 3-31-2020	11.70	(0.21)	(1.66)	(1.87)	—	(1.18)	(1.18)
Year ended 3-31-2019	13.55	(0.23)	1.01	0.78	—	(2.63)	(2.63)
Year ended 3-31-2018	13.11	(0.23)	2.66	2.43	—	(1.99)	(1.99)
Year ended 3-31-2017	11.57	(0.21)	2.78	2.57	—	(1.03)	(1.03)
Class C Shares
Year ended 3-31-2021	9.92	(0.24)	8.24	8.00	—	(1.96)	(1.96)
Year ended 3-31-2020	13.23	(0.21)	(1.92)	(2.13)	—	(1.18)	(1.18)
Year ended 3-31-2019	14.97	(0.23)	1.14	0.91	—	(2.65)	(2.65)
Year ended 3-31-2018	14.28	(0.24)	2.92	2.68	—	(1.99)	(1.99)
Year ended 3-31-2017	12.50	(0.20)	3.01	2.81	—	(1.03)	(1.03)
Class E Shares
Year ended 3-31-2021	13.11	(0.18)	11.01	10.83	—	(1.96)	(1.96)
Year ended 3-31-2020	17.00	(0.15)	(2.56)	(2.71)	—	(1.18)	(1.18)
Year ended 3-31-2019	18.46	(0.16)	1.43	1.27	—	(2.73)	(2.73)
Year ended 3-31-2018	17.09	(0.15)	3.53	3.38	—	(2.01)	(2.01)
Year ended 3-31-2017	14.70	(0.14)	3.56	3.42	—	(1.03)	(1.03)
Class I Shares
Year ended 3-31-2021	18.51	(0.15)	15.66	15.51	—	(1.96)	(1.96)
Year ended 3-31-2020	23.43	(0.11)	(3.63)	(3.74)	—	(1.18)	(1.18)
Year ended 3-31-2019	24.36	(0.11)	1.93	1.82	—	(2.75)	(2.75)
Year ended 3-31-2018	21.96	(0.12)	4.58	4.46	—	(2.06)	(2.06)
Year ended 3-31-2017	18.57	(0.10)	4.52	4.42	—	(1.03)	(1.03)
Class N Shares
Year ended 3-31-2021	18.63	(0.15)	15.78	15.63	—	(1.96)	(1.96)
Year ended 3-31-2020	23.58	(0.10)	(3.67)	(3.77)	—	(1.18)	(1.18)
Year ended 3-31-2019	24.49	(0.10)	1.96	1.86	—	(2.77)	(2.77)
Year ended 3-31-2018	22.06	(0.09)	4.60	4.51	—	(2.08)	(2.08)
Year ended 3-31-2017	18.62	(0.07)	4.54	4.47	—	(1.03)	(1.03)
Class R Shares
Year ended 3-31-2021	12.89	(0.24)	10.81	10.57	—	(1.96)	(1.96)
Year ended 3-31-2020	16.78	(0.20)	(2.51)	(2.71)	—	(1.18)	(1.18)
Year ended 3-31-2019	18.27	(0.20)	1.41	1.21	—	(2.70)	(2.70)
Year ended 3-31-2018	16.97	(0.20)	3.49	3.29	—	(1.99)	(1.99)
Year ended 3-31-2017	14.63	(0.17)	3.54	3.37	—	(1.03)	(1.03)
Class Y Shares
Year ended 3-31-2021	17.17	(0.23)	14.49	14.26	—	(1.96)	(1.96)
Year ended 3-31-2020	21.90	(0.18)	(3.37)	(3.55)	—	(1.18)	(1.18)
Year ended 3-31-2019	23.00	(0.18)	1.82	1.64	—	(2.74)	(2.74)
Year ended 3-31-2018	20.85	(0.17)	4.34	4.17	—	(2.02)	(2.02)
Year ended 3-31-2017	17.72	(0.14)	4.30	4.16	—	(1.03)	(1.03)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Expense ratio based on the period excluding reorganization expenses was 1.36%.

218	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$22.28	84.34%	$1,318	1.26%		-0.93%	—%	—%	57%
Year ended 3-31-2020	13.27	-17.35	788	1.31		-0.87	—	—	40
Year ended 3-31-2019	17.19	7.76	1,099	1.32		-0.84	—	—	42
Year ended 3-31-2018	18.63	20.69	1,026	1.35		-0.80	—	—	43
Year ended 3-31-2017	17.23	23.58	236	1.41		-0.81	—	—	53
Class B Shares(4)
Year ended 3-31-2021	13.62	82.59	2	2.17		-1.81	2.50	-2.14	57
Year ended 3-31-2020	8.65	-18.07	3	2.22		-1.79	2.40	-1.97	40
Year ended 3-31-2019	11.70	6.80	7	2.22		-1.73	2.33	-1.84	42
Year ended 3-31-2018	13.55	19.67	10	2.23		-1.70	—	—	43
Year ended 3-31-2017	13.11	22.55	8	2.24		-1.66	—	—	53
Class C Shares
Year ended 3-31-2021	15.96	82.81	57	2.04		-1.69	2.04	-1.69	57
Year ended 3-31-2020	9.92	-17.94	51	2.05		-1.62	2.09	-1.66	40
Year ended 3-31-2019	13.23	6.99	88	2.05		-1.56	2.06	-1.57	42
Year ended 3-31-2018	14.97	19.82	99	2.06		-1.57	—	—	43
Year ended 3-31-2017	14.28	22.80	176	2.07		-1.49	—	—	53
Class E Shares
Year ended 3-31-2021	21.98	84.29	15	1.30		-0.97	1.43	-1.10	57
Year ended 3-31-2020	13.11	-17.37	8	1.35		-0.91	1.53	-1.09	40
Year ended 3-31-2019	17.00	7.71	10	1.35		-0.87	1.53	-1.05	42
Year ended 3-31-2018	18.46	20.68	10	1.37	(5)	-0.83	1.61	-1.07	43
Year ended 3-31-2017	17.09	23.55	8	1.43		-0.85	1.71	-1.13	53
Class I Shares
Year ended 3-31-2021	32.06	85.00	1,216	0.89		-0.55	1.03	-0.69	57
Year ended 3-31-2020	18.51	-16.99	778	0.89		-0.46	1.04	-0.61	40
Year ended 3-31-2019	23.43	8.14	1,034	0.94		-0.47	1.04	-0.57	42
Year ended 3-31-2018	24.36	21.04	717	1.07		-0.53	—	—	43
Year ended 3-31-2017	21.96	24.03	313	1.07		-0.51	—	—	53
Class N Shares
Year ended 3-31-2021	32.30	85.10	252	0.87		-0.54	—	—	57
Year ended 3-31-2020	18.63	-17.01	161	0.89		-0.44	—	—	40
Year ended 3-31-2019	23.58	8.19	155	0.89		-0.42	—	—	42
Year ended 3-31-2018	24.49	21.25	110	0.91		-0.38	—	—	43
Year ended 3-31-2017	22.06	24.24	69	0.91		-0.34	—	—	53
Class R Shares
Year ended 3-31-2021	21.50	83.70	70	1.62		-1.29	—	—	57
Year ended 3-31-2020	12.89	-17.60	43	1.63		-1.19	—	—	40
Year ended 3-31-2019	16.78	7.42	66	1.62		-1.14	—	—	42
Year ended 3-31-2018	18.27	20.29	57	1.66		-1.11	—	—	43
Year ended 3-31-2017	16.97	23.32	48	1.66		-1.08	—	—	53
Class Y Shares
Year ended 3-31-2021	29.47	84.34	135	1.26		-0.93	1.26	-0.93	57
Year ended 3-31-2020	17.17	-17.36	91	1.28		-0.84	—	—	40
Year ended 3-31-2019	21.90	7.83	141	1.27		-0.79	—	—	42
Year ended 3-31-2018	23.00	20.75	141	1.31		-0.77	—	—	43
Year ended 3-31-2017	20.85	23.71	135	1.31		-0.71	—	—	53

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	219

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY VALUE FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2021	$16.79	$0.29		$9.86	$10.15	$(0.29)	$(0.47)	$(0.76)
Year ended 3-31-2020	22.61	0.41		(3.98)	(3.57)	(0.33)	(1.92)	(2.25)
Year ended 3-31-2019	23.27	0.28		0.50	0.78	(0.20)	(1.24)	(1.44)
Year ended 3-31-2018	22.69	0.16		1.23	1.39	(0.26)	(0.55)	(0.81)
Year ended 3-31-2017	19.72	0.20		3.25	3.45	(0.33)	(0.15)	(0.48)
Class B Shares(4)
Year ended 3-31-2021	15.25	0.07		8.93	9.00	(0.08)	(0.47)	(0.55)
Year ended 3-31-2020	20.77	0.14		(3.61)	(3.47)	(0.13)	(1.92)	(2.05)
Year ended 3-31-2019	21.53	0.07		0.43	0.50	(0.02)	(1.24)	(1.26)
Year ended 3-31-2018	21.12	0.06		1.02	1.08	(0.12)	(0.55)	(0.67)
Year ended 3-31-2017	18.39	0.00	*	3.02	3.02	(0.14)	(0.15)	(0.29)
Class C Shares
Year ended 3-31-2021	16.02	0.13		9.39	9.52	(0.12)	(0.47)	(0.59)
Year ended 3-31-2020	21.69	0.22		(3.79)	(3.57)	(0.18)	(1.92)	(2.10)
Year ended 3-31-2019	22.40	0.13		0.45	0.58	(0.05)	(1.24)	(1.29)
Year ended 3-31-2018	21.92	0.15		1.04	1.19	(0.16)	(0.55)	(0.71)
Year ended 3-31-2017	19.07	0.08		3.13	3.21	(0.21)	(0.15)	(0.36)
Class I Shares
Year ended 3-31-2021	16.88	0.35		9.91	10.26	(0.36)	(0.47)	(0.83)
Year ended 3-31-2020	22.72	0.47		(4.00)	(3.53)	(0.39)	(1.92)	(2.31)
Year ended 3-31-2019	23.38	0.36		0.50	0.86	(0.28)	(1.24)	(1.52)
Year ended 3-31-2018	22.80	0.24		1.22	1.46	(0.33)	(0.55)	(0.88)
Year ended 3-31-2017	19.81	0.31		3.23	3.54	(0.40)	(0.15)	(0.55)
Class N Shares
Year ended 3-31-2021	16.94	0.39		9.94	10.33	(0.40)	(0.47)	(0.87)
Year ended 3-31-2020	22.80	0.51		(4.02)	(3.51)	(0.43)	(1.92)	(2.35)
Year ended 3-31-2019	23.45	0.41		0.50	0.91	(0.32)	(1.24)	(1.56)
Year ended 3-31-2018	22.86	0.41		1.10	1.51	(0.37)	(0.55)	(0.92)
Year ended 3-31-2017	19.87	0.33		3.25	3.58	(0.44)	(0.15)	(0.59)
Class R Shares
Year ended 3-31-2021	16.74	0.21		9.83	10.04	(0.20)	(0.47)	(0.67)
Year ended 3-31-2020	22.56	0.33		(3.98)	(3.65)	(0.25)	(1.92)	(2.17)
Year ended 3-31-2019	23.22	0.22		0.49	0.71	(0.13)	(1.24)	(1.37)
Year ended 3-31-2018	22.66	0.26		1.06	1.32	(0.21)	(0.55)	(0.76)
Year ended 3-31-2017	19.70	0.17		3.23	3.40	(0.29)	(0.15)	(0.44)
Class Y Shares
Year ended 3-31-2021	16.77	0.33		9.80	10.13	(0.29)	(0.47)	(0.76)
Year ended 3-31-2020	22.65	0.46		(4.09)	(3.63)	(0.33)	(1.92)	(2.25)
Year ended 3-31-2019	23.31	0.33		0.47	0.80	(0.22)	(1.24)	(1.46)
Year ended 3-31-2018	22.73	0.34		1.05	1.39	(0.26)	(0.55)	(0.81)
Year ended 3-31-2017	19.77	0.26		3.21	3.47	(0.36)	(0.15)	(0.51)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Expense ratio based on the period excluding reorganization expenses was 1.21%.

(6)	Expense ratio based on the period excluding reorganization expenses was 2.23%.

(7)	Expense ratio based on the period excluding reorganization expenses was 1.94%.

(8)	Expense ratio based on the period excluding reorganization expenses was 0.92%.

(9)	Expense ratio based on the period excluding reorganization expenses was 0.77%.

(10)	Expense ratio based on the period excluding reorganization expenses was 1.52%.

(11)	Expense ratio based on the period excluding reorganization expenses was 1.21%.

220	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2021	$26.18	61.22%	$359		1.19%		1.36%	1.20%	1.35%	60%
Year ended 3-31-2020	16.79	-18.67	251		1.21		1.68	—	—	68
Year ended 3-31-2019	22.61	3.69	354		1.21		1.21	—	—	51
Year ended 3-31-2018	23.27	6.13	398		1.23	(5)	0.65	—	—	72
Year ended 3-31-2017	22.69	17.76	103		1.33		0.99	—	—	53
Class B Shares(4)
Year ended 3-31-2021	23.70	59.47	1		2.31		0.37	2.46	0.22	60
Year ended 3-31-2020	15.25	-19.56	1		2.35		0.60	—	—	68
Year ended 3-31-2019	20.77	2.60	2		2.22		0.32	—	—	51
Year ended 3-31-2018	21.53	5.12	3		2.25	(6)	0.26	—	—	72
Year ended 3-31-2017	21.12	16.57	3		2.36		—	—	—	53
Class C Shares
Year ended 3-31-2021	24.95	59.94	7		1.99		0.65	—	—	60
Year ended 3-31-2020	16.02	-19.29	8		1.99		0.94	—	—	68
Year ended 3-31-2019	21.69	2.94	14		1.94		0.59	—	—	51
Year ended 3-31-2018	22.40	5.41	18		1.95	(7)	0.68	—	—	72
Year ended 3-31-2017	21.92	17.02	20		1.97		0.39	—	—	53
Class I Shares
Year ended 3-31-2021	26.31	61.66	829		0.91		1.62	0.92	1.61	60
Year ended 3-31-2020	16.88	-18.40	522		0.92		1.94	0.92	1.94	68
Year ended 3-31-2019	22.72	3.95	579		0.91		1.51	—	—	51
Year ended 3-31-2018	23.38	6.45	600		0.94	(8)	1.01	—	—	72
Year ended 3-31-2017	22.80	18.18	186		0.97		1.44	—	—	53
Class N Shares
Year ended 3-31-2021	26.40	61.93	146		0.76		1.81	—	—	60
Year ended 3-31-2020	16.94	-18.29	113		0.77		2.13	—	—	68
Year ended 3-31-2019	22.80	4.15	140		0.76		1.72	—	—	51
Year ended 3-31-2018	23.45	6.65	149		0.78	(9)	1.72	—	—	72
Year ended 3-31-2017	22.86	18.32	9		0.82		1.55	—	—	53
Class R Shares
Year ended 3-31-2021	26.11	60.59	—	*	1.57		0.96	—	—	60
Year ended 3-31-2020	16.74	-18.94	—	*	1.55		1.34	—	—	68
Year ended 3-31-2019	22.56	3.35	—	*	1.52		0.95	—	—	51
Year ended 3-31-2018	23.22	5.85	—	*	1.53	(10)	1.13	—	—	72
Year ended 3-31-2017	22.66	17.45	—	*	1.57		0.80	—	—	53
Class Y Shares
Year ended 3-31-2021	26.14	61.18	—	*	1.18		1.61	—	—	60
Year ended 3-31-2020	16.77	-18.89	—	*	1.19		1.93	—	—	68
Year ended 3-31-2019	22.65	3.76	—	*	1.15		1.37	—	—	51
Year ended 3-31-2018	23.31	6.12	1		1.22	(11)	1.43	—	—	72
Year ended 3-31-2017	22.73	17.81	1		1.21		1.24	—	—	53

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	221

NOTES TO FINANCIAL STATEMENTS	IVY Funds

MARCH 31, 2021

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ivy Core Equity Fund, Ivy Emerging Markets Equity Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Government Money Market Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Pzena International Value Fund, Ivy Securian Core Bond Fund, Ivy Small Cap Core Fund, Ivy Small Cap Growth Fund and Ivy Value Fund (each, a “Fund”) are 20 series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Funds’ Prospectus and Statement of Additional Information (“SAI”). Each Fund’s investment manager during the fiscal year ended March 31, 2021 was Ivy Investment Management Company (“IICO” or the “Manager”).

Each Fund offers Class A, Class C and Class N shares. Each Fund (excluding Ivy Mid Cap Income Opportunities Fund) offers Class B shares. The Funds’ Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges from Class B shares of another fund within Ivy Funds. Class C shares are not available for direct investment in the Ivy Government Money Market Fund. Class C shares of Ivy Government Money Market Fund will continue to be available for dividend reinvestment and exchanges from Class C shares of another fund within Ivy Funds. Certain Funds may also offer Class E, Class I, Class R and/or Class Y shares. Effective June 19, 2020, Class E shares were liquidated in the Ivy Emerging Markets Equity Fund, Ivy Global Growth Fund, Ivy Managed International Opportunities Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Small Cap Core Fund and Ivy Value Fund. Effective June 19, 2020, Class T shares were liquidated in the Ivy Emerging Markets Equity Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Small Cap Core Fund and Ivy Small Cap Growth Fund. Class A and Class E shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $500,000 or more that are subsequently redeemed within 12 months of purchase. For Class E shares, a 1% CDSC is only imposed on shares purchased at NAV for $250,000 or more that are subsequently redeemed within 12 months of purchase. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC. Class I, Class N, Class R and Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, B, C, E, R and Y have a distribution and service plan. Class I shares and Class N shares are not included in the plan. With certain exceptions described in the Prospectus, Class B shares will automatically convert to Class A shares 96 months after the date of purchase. With certain exceptions described in the Prospectus, Class C shares will automatically convert to Class A shares 96 months after the date of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain. The financial statements reflect an estimate of the reclassification of the distribution character.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

222	ANNUAL REPORT	2021

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The Funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statements of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statements of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

The London Interbank Offered Rate “LIBOR” is an indicative measure of the average interest rate at which major global banks could borrow from one another. LIBOR is quoted in multiple currencies and multiple time frames using data reported by private-sector banks. LIBOR is used extensively in the United States and globally as a “benchmark” or “reference rate” for

2021	ANNUAL REPORT	223

various commercial and financial contracts, including corporate and municipal bonds and loans, floating rate mortgages, asset-backed securities, consumer loans, and interest rate swaps and other derivatives.

It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market.

Management believes that, with respect to any significant investments by the Funds in instruments linked to LIBOR, the impact on investments and discontinuation of LIBOR may represent a significant risk.

However, management acknowledges that the anticipated transition away from LIBOR will occur after 2021 and certain of the current investments will mature prior to that time. Furthermore, the ways in which LIBOR’s discontinuation potentially could impact the Funds’ investments is not fully known. The extent of that impact may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments.

In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by a Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging.

As the impacts of the transition become clearer during the next year, management will be evaluating the impacts of these changes.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Loans. Certain Funds may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, the LIBOR or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only

224	ANNUAL REPORT	2021

upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no direct right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield IICO, or the Fund’s investment subadviser, as applicable, consider advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statements of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. On December 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the “Ivy Funds”), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust, and distributed by Delaware Distributors, L.P.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

2021	ANNUAL REPORT	225

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Investments in Ivy Government Money Market Fund are valued on the basis of amortized cost (which approximates value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Short-term securities with maturities of 60 days or less held in all Funds (with the exception of Ivy Government Money Market Fund) are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. IICO, pursuant to authority delegated by the Board, has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

226	ANNUAL REPORT	2021

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Bullion. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded and are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, which are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Exchange-traded futures contracts are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

2021	ANNUAL REPORT	227

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statements of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations.

Forward Foreign Currency Contracts. Certain Funds are authorized to enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts are valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE. The resulting unrealized appreciation and depreciation is reported on the Statements of Assets and Liabilities as a receivable or payable and on the Statements of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statements of Operations.

228	ANNUAL REPORT	2021

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Ivy High Income Fund and Ivy International Core Equity Fund enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Futures Contracts. Certain Funds are authorized to engage in buying and selling futures contracts. Upon entering into a futures contract, a Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent amounts, known as variation margin, are paid or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. Options on futures contracts may also be purchased or sold by a Fund.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statements of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statements of Operations. Realized gains (losses) are reported on the Statements of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Ivy Securian Core Bond Fund invests in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).

Option Contracts. Options purchased by a Fund are accounted for in the same manner as portfolio securities. The cost of the underlying instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Fund has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying instrument. With written options, there may be times when a Fund will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying instrument.

Option contracts can be traded on a regulated exchange or traded OTC. Unlike the trades on a regulated exchange where the clearinghouse guarantees the performances of both the buyer and the seller, to the extent a Fund enters into OTC option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Ivy Mid Cap Growth Fund, Ivy Small Cap Growth Fund and Ivy Value Fund purchase and write call and put options to increase or decrease hedging exposure to underlying instruments (which include credit risk, equity risk, foreign currency exchange rate risk, event risk and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums.

Swap Agreements. Certain Funds are authorized to invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”).

2021	ANNUAL REPORT	229

Swaps are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation) on the Statements of Operations. Payments received or made by the Fund are recorded as realized gain or loss on the Statements of Operations. Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, if any, on the Statements of Assets and Liabilities and amortized over the term of the swap. An early termination payment received or made at an early termination or a final payment made at the maturity of the swap is recorded as realized gain or loss on the Statements of Operations.

After a centrally cleared swap is accepted for clearing, a Fund may be required to deposit initial margin with a Clearing Member in the form of cash or securities. Securities deposited as initial margin, if any, are designated on the Schedule of Investments. Cash deposited as initial margin is identified on the Schedule of Investments and is recorded as restricted cash on the Statements of Assets and Liabilities.

Total return swaps involve a commitment of one party to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities including a variety of securities or representing a particular index. To the extent the total return of the security, a basket of securities, or an index exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Ivy Small Cap Growth Fund enters into total return swaps to hedge exposure to a security or market.

The creditworthiness of the counterparty with which a Fund enters into a swap agreement is monitored by IICO. If a counterparty creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized due to facts specific to certain situations (i.e., collateral may not have been posted by the counterparty due to the required collateral amount being less than the pre-agreed thresholds. Additionally, regulatory developments called stay resolutions and the ensuing required contractual amendments to the transactional documentation, including derivatives, permit the relevant regulators to preclude parties to a transaction from terminating trades, among other rights it may have in the trade agreements should a counterparty that it regulates experience financial distress. A relevant regulator also has the authority to reduce the value of certain liabilities owed by the counterparty to a Fund and/or convert cash liabilities of a regulated entity into equity holdings. The power given to the relevant regulators includes the ability to amend transactional agreements unilaterally, modify the maturity of eligible liabilities, reduce the amount of interest payable or change the date on which interest becomes payable, among other powers.

To prevent incurring losses due to the counterparty credit risk, IICO actively monitors the creditworthiness of the counterparties with which it has entered financial transactions. IICO consistently and frequently risk manages the credit risk of the counterparties it faces in transactions.

Collateral and rights of offset. A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing all OTC derivative transactions between the Fund and each of its counterparties. Although it is not possible to eliminate credit risk entirely, the CSA allows the Fund and its counterparty to reduce their exposure to the risk of payment default by the other party by holding an amount in collateral equivalent to the realized and unrealized amount of exposure to the counterparty, which is generally held by the Fund’s custodian. An amount of collateral is moved to/from applicable counterparties only if the amount of collateral required to be posted surpasses both the threshold and the minimum transfer amount pre-agreed in the CSA between the Fund and the counterparty. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of March 31, 2021:

Assets

				Gross Amounts Not Offset on the Statements of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statements of Assets and Liabilities	Net Amounts of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Ivy High Income Fund
Unrealized appreciation on forward foreign currency contracts	$253	$—	$253	$—	$—	$—	$253

230	ANNUAL REPORT	2021

Liabilities

				Gross Amounts Not Offset on the Statements of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Ivy Small Cap Growth Fund
Swap agreements, at value	$13,113	$—	$13,113	$—	$—	$(13,113)	$—
Ivy Value Fund
Written options at value	$250	$—	$250	$—	$(250)	$—	$—

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of March 31, 2021:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statements of Assets & Liabilities Location	Value	Statements of Assets & Liabilities Location	Value
Ivy High Income Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	$253		$—
Ivy Securian Core Bond Fund	Interest rate	Unrealized appreciation on futures contracts*	1,944	Unrealized depreciation on futures contracts*	4,072
Ivy Small Cap Growth Fund	Equity		—	Swap agreements, at value	13,113
Ivy Value Fund	Equity		—	Written options at value	563

*

The value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statements of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of year ended March 31, 2021.

Amount of realized gain (loss) on derivatives recognized on the Statements of Operations for the year ended March 31, 2021:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy International Core Equity Fund	Foreign currency	$—	$—	$—	$—	$9,792	$9,792
Ivy Mid Cap Growth Fund	Equity	(44,879)	—	—	21,677	—	(23,202)
Ivy Securian Core Bond Fund	Interest rate	—	—	2,025	—	—	2,025
Ivy Small Cap Growth Fund	Equity	(1,299)	53,435	—	479	—	52,615
Ivy Value Fund	Equity	—	—	—	3,255	—	3,255

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

2021	ANNUAL REPORT	231

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statements of Operations for the year ended March 31, 2021:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy High Income Fund	Foreign currency	$—	$—	$—	$—	$253	$253
Ivy International Core Equity Fund	Foreign currency	—	—	—	—	(3,597)	(3,597)
Ivy Mid Cap Growth Fund	Equity	1,008	—	—	836	—	1,844
Ivy Securian Core Bond Fund	Interest rate	—	—	(8,202)	—	—	(8,202)
Ivy Small Cap Growth Fund	Equity	—	805	—	—	—	805
Ivy Value Fund	Equity	—	—	—	5,699	—	5,699

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended March 31, 2021, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Ivy High Income Fund	$19	$—	$—	$—	$—	$—
Ivy International Core Equity Fund	1,661	—	—	—	—	—
Ivy Mid Cap Growth Fund	—	—	—	—	1,901	5,848
Ivy Securian Core Bond Fund	—	172,102	58,598	—	—	—
Ivy Small Cap Growth Fund	—	—	—	96,256	156	344
Ivy Value Fund	—	—	—	—	—	4,656

(1)	Average absolute value of unrealized appreciation/depreciation during the period.

(2)	Average value outstanding during the period.

(3)	Average notional amount outstanding during the period.

5.	BASIS FOR CONSOLIDATION OF THE IVY EMERGING MARKETS EQUITY FUND

Ivy EME, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Ivy Emerging Markets Equity Fund (referred to as “the Fund” in this subsection). The Subsidiary acts as an investment vehicle for the Fund, in order to affect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and SAI. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its Subsidiary. The consolidated financial statements include the accounts of the Fund and its Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary comprising the entire issued share capital of the Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary.

See the table below for details regarding the structure, incorporation and relationship as of March 31, 2021 of the Subsidiary to the Fund (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	Percentage of Fund Net Assets
Ivy EME, Ltd.	1-31-13	4-10-13	$2,386,496	$326	0.01%

232	ANNUAL REPORT	2021

6.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. During the fiscal year ended March 31, 2021, IICO served as each Fund’s investment manager. Effective April 30, 2021, DMC serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $250M	$250 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $6,000M	$6,000 to $10,000M	$10,000 to $15,000M	$15,000 to $20,000M	Over $20,000M
Ivy Core Equity Fund	0.700%	0.700%	0.700%	0.650%	0.650%	0.600%	0.550%	0.525%	0.500%	0.490%	0.490%	0.490%
Ivy Emerging Markets Equity Fund	1.000	1.000	0.850	0.830	0.830	0.800	0.760	0.755	0.755	0.750	0.750	0.750
Ivy Global Bond Fund	0.625	0.625	0.600	0.550	0.500	0.500	0.500	0.490	0.490	0.480	0.480	0.480
Ivy Global Equity Income Fund	0.700	0.700	0.700	0.650	0.650	0.600	0.550	0.545	0.545	0.540	0.540	0.540
Ivy Global Growth Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.700	0.695	0.695	0.690	0.690	0.690
Ivy Government Money Market Fund	0.350	0.350	0.350	0.300	0.300	0.300	0.300	0.300	0.300	0.300	0.300	0.300
Ivy High Income Fund	0.625	0.625	0.600	0.550	0.500	0.500	0.500	0.500	0.500	0.490	0.490	0.480
Ivy International Core Equity Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.700	0.690	0.690	0.680	0.680	0.680
Ivy Large Cap Growth Fund	0.700	0.700	0.700	0.650	0.650	0.600	0.550	0.545	0.545	0.540	0.540	0.540
Ivy Limited-Term Bond Fund	0.500	0.500	0.450	0.400	0.350	0.350	0.350	0.340	0.340	0.330	0.330	0.330
Ivy Managed International Opportunities Fund	0.050	0.050	0.050	0.050	0.050	0.050	0.050	0.050	0.050	0.050	0.050	0.050
Ivy Mid Cap Growth Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.760	0.730	0.730	0.700	0.670	0.670
Ivy Mid Cap Income Opportunities Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.760	0.730	0.730	0.700	0.670	0.670
Ivy Municipal Bond Fund	0.525	0.525	0.500	0.450	0.400	0.400	0.400	0.395	0.395	0.390	0.385	0.385
Ivy Municipal High Income Fund	0.525	0.525	0.500	0.450	0.400	0.400	0.400	0.395	0.395	0.390	0.385	0.385
Ivy Pzena International Value Fund	1.000	1.000	0.850	0.830	0.830	0.800	0.760	0.730	0.730	0.700	0.700	0.700
Ivy Securian Core Bond Fund	0.525	0.525	0.500	0.450	0.400	0.400	0.400	0.395	0.395	0.390	0.390	0.390
Ivy Small Cap Core Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.760	0.730	0.730	0.720	0.720	0.720
Ivy Small Cap Growth Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.760	0.730	0.730	0.720	0.720	0.720
Ivy Value Fund	0.700	0.700	0.700	0.650	0.650	0.600	0.550	0.545	0.545	0.540	0.540	0.540

For Funds managed solely by IICO, IICO has voluntarily agreed to waive a Fund’s management fee on any day that the Fund’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver. See Expense Reimbursements and/or Waivers below for amounts waived during the year ended March 31, 2021.

2021	ANNUAL REPORT	233

IICO has entered into Subadvisory Agreements with the following entities on behalf of certain Funds:

Under an agreement between IICO and Pzena Investment Management, LLC (“Pzena”), Pzena serves as subadviser to Ivy Pzena International Value Fund. Under an agreement between IICO and Securian Asset Management, Inc. (“Securian AM”), Securian AM serves as subadviser to Ivy Securian Core Bond Fund. Each subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of IICO and the oversight of the Board. IICO pays all applicable costs of the subadvisers.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statements of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statements of Operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statements of Operations.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”). Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund, other than Ivy Managed International Opportunities Fund, pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Under the Accounting and Administrative Services Agreement for the Ivy Managed International Opportunities Fund, the Fund pays WISC a monthly fee of one-twelfth of the annual fee shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.000	$5.748	$11.550	$17.748	$24.198	$31.602	$41.250	$48.150	$60.798	$74.250

In addition, for each class of shares in excess of one, the Ivy Managed International Opportunities Fund pays WISC a monthly per-class fee equal to 1.25% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statements of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B, Class C, Class E and Class T shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (InvestEd Portfolios and Ivy Funds) reaches certain levels. Ivy Government Money Market Fund pays a monthly fee of $1.75 for each shareholder account that was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. Ivy Limited-Term Bond Fund Class A, which also has check writing privileges, pays $0.75 for each shareholder check processed in the prior month. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. For Class N shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such

234	ANNUAL REPORT	2021

broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A, Class E and Class T Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund, other than Ivy Government Money Market Fund, may pay a distribution and/or service fee to Ivy Distributors, Inc. (“IDI”) for Class A, Class E and Class T shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IDI for amounts it expends in connection with the distribution of the Class A, Class E and Class T shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Class B and Class C Shares. Under the Distribution and Service Plan, each Fund may pay IDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets for Class B and Class C shares to compensate IDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Class Y Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Sales Charges. As principal underwriter for the Trust’s shares, IDI receives sales commissions (which are not an expense of the Trust) for sales of Class A, Class E and Class T shares. A CDSC may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A and Class E shares and is paid to IDI. During the year ended March 31, 2021, IDI received the following amounts in sales commissions and CDSCs:

	Gross Sales	CDSC							Commissions
	Commissions	Class A		Class B		Class C		Class E	Paid(1)
Ivy Core Equity Fund	$1,216	$1		$—		$2		$—	$915
Ivy Emerging Markets Equity Fund	168	1		—	*	3		—	172
Ivy Global Bond Fund	36	—	*	—		1		N/A	32
Ivy Global Equity Income Fund	102	—	*	—		—	*	—	70
Ivy Global Growth Fund	141	1		—		—	*	—	108
Ivy Government Money Market Fund	—	1		—		—	*	—	—
Ivy High Income Fund	771	6		—		31		—	649
Ivy International Core Equity Fund	142	1		—		4		—	113
Ivy Large Cap Growth Fund	1,457	5		—		9		—	1,183
Ivy Limited-Term Bond Fund	511	32		—		10		—	510
Ivy Managed International Opportunities Fund	33	—	*	—		—	*	—	25
Ivy Mid Cap Growth Fund	995	2		—		10		—	947
Ivy Mid Cap Income Opportunities Fund	134	—	*	N/A		5		—	120
Ivy Municipal Bond Fund	172	3		—		1		N/A	143
Ivy Municipal High Income Fund	269	30		—		4		N/A	234
Ivy Pzena International Value Fund	19	—	*	—		—	*	N/A	17
Ivy Securian Core Bond Fund	157	5		—	*	4		—	128
Ivy Small Cap Core Fund	101	1		—		1		—	79
Ivy Small Cap Growth Fund	608	36		—	*	3		—	489
Ivy Value Fund	152	—	*	—		1		—	113

*	Not shown due to rounding.

(1)	IDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. IICO, the Funds’ investment manager, IDI, the Funds’ distributor, and/or Waddell & Reed Services Company, doing business as WISC, the Funds’ transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and

2021	ANNUAL REPORT	235

extraordinary expenses, if any). Fund and class expense limitations and related waivers/reimbursements for the year ended March 31, 2021 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement	Expense Reduced
Ivy Core Equity Fund	Class A	Contractual	1-11-2013	7-31-2021	1.03%	$—	N/A
	Class B	Contractual	10-16-2017	7-31-2021	2.08%	$6	12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2021	0.99%	$24	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	1-11-2013	7-31-2021	0.84%	$—	N/A
	Class N	Contractual	8-15-2018	7-31-2021	Not to exceed Class I	$—	N/A
	Class Y	Contractual	1-11-2013	7-31-2021	0.84%	$51	12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$—	N/A
Ivy Emerging Markets Equity Fund	Class A	Contractual	3-17-2014	7-31-2021	1.56%	$—	N/A
	Class B	Contractual	3-17-2014	7-31-2021	2.45%	$1	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	3-17-2014	7-31-2021	0.99%	$1,333	Shareholder Servicing
	Class N	Contractual	3-17-2014	7-31-2021	0.99%	$—	N/A
	Class N	Contractual	8-15-2018	7-31-2021	Not to exceed Class I	$—	N/A
	Class T	Contractual	7-5-2017	7-31-2021	Not to exceed Class A	$—	N/A
	Class Y	Contractual	3-17-2014	7-31-2021	Not to exceed Class A	$—	N/A
Ivy Global Bond Fund	Class A	Contractual	6-2-2008	7-31-2021	0.96%	$434	12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	6-2-2008	7-31-2021	1.68%	$3	12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	6-2-2008	7-31-2021	1.72%	$14	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	6-2-2008	7-31-2021	0.74%	$329	Shareholder Servicing
	Class N	Contractual	4-1-2017	7-31-2021	0.74%	$—	N/A
	Class N	Contractual	8-15-2018	7-31-2021	Not to exceed Class I	$—	N/A
	Class Y	Contractual	6-2-2008	7-31-2021	0.99%	$—	N/A
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$2	12b-1 Fees and/or Shareholder Servicing
Ivy Global Equity Income Fund	Class A	Contractual	6-4-2012	7-31-2021	1.22%	$66	12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	6-4-2012	7-31-2021	1.92%	$4	12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	2-26-2018	7-31-2021	1.09%	$16	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	6-4-2012	7-31-2021	0.92%	$80	Shareholder Servicing
	Class N	Contractual	8-15-2015	7-31-2021	Not to exceed Class I	$—	N/A
	Class Y	Contractual	6-4-2012	7-31-2021	1.19%	$—	N/A
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$—	N/A

236	ANNUAL REPORT	2021

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Global Growth Fund	Class B	Contractual	2-26-2018	7-31-2021	2.52%	$1		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	8-1-2011	7-31-2021	1.06%	$141		Shareholder Servicing
	Class N	Contractual	8-15-2018	7-31-2021	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$—	*	12b-1 Fees and/or Shareholder Servicing
Ivy Government Money Market Fund	Class A	Voluntary	N/A	N/A	To maintain minimum yield(1)	$800		12b-1 Fees and/or Shareholder Servicing
	Class B	Voluntary	N/A	N/A	To maintain minimum yield(1)	$9		12b-1 Fees and/or Shareholder Servicing
	Class C	Voluntary	N/A	N/A	To maintain minimum yield(1)	$101		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	7-31-2018	7-31-2021	0.49%	$16		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	N/A	N/A	To maintain minimum yield(1)	$32		12b-1 Fees and/or Shareholder Servicing
	Class N	Contractual	N/A	N/A	To maintain minimum yield(1)	$1		Shareholder Servicing
Ivy High Income Fund	Class B	Contractual	2-26-2018	7-31-2021	1.70%	$17		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	2-26-2018	7-31-2021	1.66%	$183		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2021	1.04%	$15		12b-1 Fees and/or Shareholder Servicing
	Class N	Contractual	8-15-2018	7-31-2021	Not to exceed Class I	$—		N/A
	Class T	Contractual	7-5-2017	7-31-2021	Not to exceed Class A	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$43		12b-1 Fees and/or Shareholder Servicing
Ivy International Core Equity Fund	All Classes	Contractual	8-1-2008	7-31-2021	N/A	$2,259	(2)	Investment Management Fee
	Class A	Contractual	11-5-2018	7-31-2021	1.23%	$144		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	11-5-2018	7-31-2021	2.08%	$3		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	11-5-2018	7-31-2021	1.92%	$38		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2021	1.18%	$21		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	7-31-2018	7-31-2021	0.79%	$2,513		Shareholder Servicing
	Class N	Contractual	7-31-2018	7-31-2021	0.79%	$71		Shareholder Servicing
	Class N	Contractual	8-15-2018	7-31-2021	Not to exceed Class I	$—		N/A
	Class R	Contractual	11-5-2018	7-31-2021	1.53%	$8		12b-1 Fees and/or Shareholder Servicing
	Class T	Contractual	7-5-2017	7-31-2021	Not to exceed Class A	$—		N/A
	Class Y	Contractual	8-15-2018	7-31-2021	1.18%	$38		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$—		N/A

2021	ANNUAL REPORT	237

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Large Cap Growth Fund	Class A	Contractual	6-1-2006	7-31-2021	1.04%	$—		N/A
	Class B	Contractual	2-26-2018	7-31-2021	1.83%	$6		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2021	1.10%	$1		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	6-13-2011	7-31-2022	0.64%(3)	$3,577		Shareholder Servicing
	Class N	Contractual	7-31-2018	7-31-2022	0.64%(3)	$5		Shareholder Servicing
	Class N	Contractual	8-15-2018	7-31-2021	Not to exceed Class I	$—		N/A
	Class Y	Contractual	6-1-2006	7-31-2021	1.05%	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$17		12b-1 Fees and/or Shareholder Servicing
Ivy Limited-Term Bond Fund	Class E	Contractual	8-1-2010	7-31-2021	0.93%	$1		12b-1 Fees and/or Shareholder Servicing
	Class N	Contractual	8-15-2018	7-31-2021	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$2		12b-1 Fees and/or Shareholder Servicing
Ivy Managed International Opportunities Fund	All Classes	Contractual	3-17-2014	7-31-2021	N/A	$14	(4)	Investment Management Fee
	Class A	Contractual	3-17-2014	7-31-2021	0.46%	$16		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	3-17-2014	7-31-2021	1.25%	$1		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	3-17-2014	7-31-2021	1.25%	$1		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	3-17-2014	7-31-2021	0.16%	$25		Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2021	Not to exceed Class I	$—	*	Shareholder Servicing
	Class R	Contractual	3-17-2014	7-31-2021	0.72%	$—		N/A
	Class Y	Contractual	3-17-2014	7-31-2021	0.38%	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	3-17-2014	7-31-2021	Not to exceed Class A	$—		N/A
Ivy Mid Cap Growth Fund	All Classes	Contractual	8-1-2008	7-31-2021	N/A	$793	(5)	Investment Management Fee
	Class A	Contractual	8-1-2014	7-31-2021	1.30%	$—		N/A
	Class B	Contractual	2-26-2018	7-31-2021	2.07%	$5		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2021	1.24%	$12		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	7-31-2018	7-31-2021	0.79%	$4,956		Shareholder Servicing
	Class N	Contractual	7-31-2018	7-31-2021	0.79%	$82		Shareholder Servicing
	Class N	Contractual	8-15-2018	7-31-2021	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$124		12b-1 Fees and/or Shareholder Servicing

238	ANNUAL REPORT	2021

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Mid Cap Income Opportunities Fund	All Classes	Contractual	10-1-2014	7-31-2021	N/A	$693	(6)	Investment Management Fee
	Class A	Contractual	10-1-2014	7-31-2021	1.34%	$—		N/A
	Class C	Contractual	10-1-2014	7-31-2021	2.06%	$—		N/A
	Class I	Contractual	10-1-2014	7-31-2021	0.83%	$1,295		Shareholder Servicing
	Class N	Contractual	10-1-2014	7-31-2021	0.83%	$22		Shareholder Servicing
	Class N	Contractual	8-15-2018	7-31-2021	Not to exceed Class I	$—		N/A
	Class R	Contractual	10-1-2014	7-31-2021	1.80%	$—		N/A
	Class Y	Contractual	10-1-2014	7-31-2021	1.35%	$—		N/A
	Class Y	Contractual	10-1-2014	7-31-2021	Not to exceed Class A	$—		N/A
Ivy Municipal Bond Fund	Class A	Contractual	10-16-2017	7-31-2021	0.83%	$305		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	10-16-2017	7-31-2021	0.70%	$97		Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2021	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$1		12b-1 Fees and/or Shareholder Servicing
Ivy Municipal High Income Fund	Class B	Contractual	10-1-2016	7-31-2021	1.62%	$2		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-1-2016	7-31-2021	1.58%	$61		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	8-1-2011	7-31-2021	0.61%	$429		Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2021	Not to exceed Class I	$—		N/A
	Class Y	Contractual	10-1-2016	7-31-2021	0.94%	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$5		12b-1 Fees and/or Shareholder Servicing
Ivy Pzena International Value Fund	All Classes	Contractual	12-3-2012	7-31-2021	N/A	$471	(7)	Investment Management Fee
	Class N	Contractual	8-15-2018	7-31-2021	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$—		N/A
Ivy Securian Core Bond Fund	All Classes	Contractual	8-1-2011	7-31-2021	N/A	$1,278	(8)	Investment Management Fee
	Class E	Contractual	1-31-2011	7-31-2021	0.95%	$4		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	8-1-2011	7-31-2022	0.45%(9)	$1,301		Shareholder Servicing
	Class N	Contractual	8-1-2011	7-31-2022	0.45%(9)	$21		Shareholder Servicing
	Class N	Contractual	8-15-2018	7-31-2021	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$—		N/A
Ivy Small Cap Core Fund	All Classes	Contractual	8-1-2008	7-31-2021	N/A	$200	(10)	Investment Management Fee
	Class I	Contractual	7-31-2018	7-31-2021	0.89%	$645		Shareholder Servicing
	Class N	Contractual	7-31-2018	7-31-2021	0.89%	$18		Shareholder Servicing
	Class N	Contractual	8-15-2018	7-31-2021	Not to exceed Class I	$—		N/A
	Class T	Contractual	7-5-2017	7-31-2021	Not to exceed Class A	$—		N/A
	Class Y	Contractual	8-1-2008	7-31-2021	Not to exceed Class A	$—		N/A

2021	ANNUAL REPORT	239

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement	Expense Reduced
Ivy Small Cap Growth Fund	Class B	Contractual	2-26-2018	7-31-2021	2.17%	$8	12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	11-5-2018	7-31-2021	2.04%	$6	12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2021	1.30%	$17	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	7-31-2018	7-31-2021	0.89%	$1,491	Shareholder Servicing
	Class N	Contractual	7-31-2018	7-31-2021	0.89%	$—	N/A
	Class N	Contractual	8-15-2018	7-31-2021	Not to exceed Class I	$—	N/A
	Class T	Contractual	7-5-2017	7-31-2021	Not to exceed Class A	$—	N/A
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$5	12b-1 Fees and/or Shareholder Servicing
Ivy Value Fund	Class A	Contractual	10-16-2017	7-31-2021	1.20%	$28	12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	10-16-2017	7-31-2021	2.31%	$1	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	10-16-2017	7-31-2021	0.92%	$35	Shareholder Servicing
	Class N	Contractual	8-15-2018	7-31-2021	Not to exceed Class I	$—	N/A
	Class Y	Contractual	8-1-2011	7-31-2021	Not to exceed Class A	$—	N/A

*	Not shown due to rounding.

(1)	Minimum yield was 0.01%.

(2)	Due to Class A, Class B, Class C, Class E, Class I, Class N, Class R, Class T and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(3)	Reflects the lower expense limit which went into effect August 1, 2020. Prior to August 1, 2020, the expense limit in effect was 0.69%.

(4)	Due to Class A, Class B, Class C, Class I, Class N, Class R and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(5)	Due to Class A, Class B, Class E, Class I, Class N and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(6)	Due to Class A, Class C, Class I, Class N, Class R and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(7)	The Fund’s management fee is being reduced by 0.21% of average daily net assets.

(8)	Due to Class E, Class I, Class N and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(9)	Reflects the lower expense limit which went into effect August 1, 2020. Prior to August 1, 2020, the expense limit in effect was 0.54%.

(10)	Due to Class I, Class N, Class T and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

Any amounts due to the Funds as a reimbursement but not paid as of March 31, 2021 are shown as a receivable from affiliates on the Statements of Assets and Liabilities.

7.	RELATED PARTY TRANSACTIONS

Certain Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees or common officers, complies with Rule 17a-7 under the Act. Further, as defined under such procedures, each transaction is effected at the current market price. During the year ended March 31, 2021, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Fund	Purchases	Sales	Realized Gain (Loss)
Ivy Global Bond Fund	$3,957	$—	$—
Ivy High Income Fund	5,944	27,979	(432)
Ivy International Core Equity Fund	—	1,463	—
Ivy Municipal Bond Fund	9,462	—	—
Ivy Municipal High Income Fund	—	9,462	950

240	ANNUAL REPORT	2021

8.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this footnote 8) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended March 31, 2021.

9.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended March 31, 2021 follows:

	3-31-20 Value		Gross Additions		Gross Reductions		Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	3-31-21 Value		Distributions Received		Capital Gain Distributions
Ivy High Income Fund
ASG Warrant Corp.(1)(2)(3)	$—	*	$—		$—		$—	$—	$—	*	$—		$—
Bellatrix Exploration Ltd.(1)(2)(4)	—	*	—		—		—	—	—	*	—		—
BIS Industries Ltd.(1)(2)(3)	—	*	—		—		—	—	—	*	—		—
Foresight Energy L.P.(1)(2)(3)	N/A		21,917		—		—	(4,888)	17,029		—		—
Larchmont Resources LLC(1)(2)(3)	3,209		—		—		—	(2,475)	734		—		—
Maritime Finance Co. Ltd. (1)(2)(3)	11,183		—		1,238	(9)	—	(5,285)	4,660		—		—
New Cotai Participation Corp., Class B(1)(2)(3)	N/A		194,453		—		—	(119,688)	74,765		—		—
True Religion Apparel, Inc.(1)	N/A		6,749		—		—	(4,698)	2,051		—		—
True Religion Apparel, Inc.(1)(2)	N/A		17,881		—		—	(12,759)	5,122		—		—
True Religion Apparel, Inc.(1)	—	*	—		—	*	—	—	—		—		—

	$14,392						$—	$(149,793)	$104,361		$—		$—

											Interest Received
Bellatrix Exploration Ltd., 8.500%, 9-11-23(4)	$4,051		—		—		—	$(4,051)	$—	*	$(142	)(7)	$—
Bellatrix Exploration Ltd. (3.000% Cash or 9.500% PIK), 9.500%, 12-15-23(4)(5)	4,058		—		—		—	(4,058)	—	*	—		—
Larchmont Resources LLC (9.000% Cash or 9.000% PIK), 9.000%, 8-9-21(5)	12,413		399	(10)	—		—	(6,787)	6,025		1,280		—
New Cotai LLC (14.000% Cash or 14.000% PIK), 14.000%, 9-10-25(5)	N/A		5,695		—		—	136	5,831		397		—
Foresight Energy LLC (ICE LIBOR plus 800 bps)	N/A		9,418		71		—	2,148	11,495		448		—
TRLG Intermediate Holdings LLC, 10.000%, 10-27-22(6)	24,636		N/A		N/A		N/A	N/A	N/A		N/A		N/A

	$45,158						$—	$(12,612)	$23,351		$1,983		$—

2021	ANNUAL REPORT	241

	3-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation	3-31-21 Value	Distributions Received	Capital Gain Distributions
Ivy Managed International Opportunities Fund
Ivy Emerging Markets Equity Fund, Class N	$21,690	$17,175	$13,381	$2,352	$21,694	$49,530	$547	$—
Ivy Global Equity Income Fund, Class N	13,810	2,801	4,266	(663)	6,323	18,005	378	255
Ivy Global Growth Fund, Class N	14,741	1,212	5,511	389	6,222	17,053	10	868
Ivy International Core Equity Fund, Class N	48,219	5,179	17,967	(1,110)	21,425	55,746	772	—
Ivy International Small Cap Fund, Class N	13,571	868	4,880	119	8,111	17,789	105	—
Ivy Pzena International Value Fund, Class N	25,628	715	17,263	(5,527)	16,733	20,286	309	—

	$137,659			$(4,440)	$80,508	$178,409	$2,121	$1,123

	3-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation	3-31-21 Value	Distributions Received	Capital Gain Distributions
Ivy Small Cap Growth Fund
PetIQ, Inc.(1)(8)	$29,737	$23,867	$263	$(28)	$17,239	$70,552	$—	$—
Vericel Corp.(1)(6)	21,899	N/A	N/A	N/A	N/A	N/A	N/A	N/A

*	Not shown due to rounding.

(1)	No dividends were paid during the preceding 12 months.

(2)	Securities whose value was determined using significant unobservable inputs.

(3)	Restricted.

(4)	Non-income producing.

(5)	Payment-in-kind bond.

(6)	No longer affiliated at March 31, 2021.

(7)	A debt restructure process has occurred that allowed a portion of the outstanding interest payments to be cancelled.

(8)	Not affiliated at March 31, 2020.

(9)	The amount shown of $1,238 represents a return of capital.

(10)	The amount shown of $15 represents accretion.

10.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended March 31, 2021, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy Core Equity Fund	$—	$2,038,337	$—	$2,358,204
Ivy Emerging Markets Equity Fund	—	760,440	—	708,487
Ivy Global Bond Fund	61,819	149,546	49,272	139,595
Ivy Global Equity Income Fund	—	224,146	—	363,397
Ivy Global Growth Fund	—	294,642	—	382,636
Ivy Government Money Market Fund	—	—	—	—
Ivy High Income Fund	—	2,282,877	—	2,283,070
Ivy International Core Equity Fund	—	1,971,637	—	3,148,937
Ivy Large Cap Growth Fund	—	1,195,811	—	1,590,469
Ivy Limited-Term Bond Fund	58,020	653,998	307,496	309,674
Ivy Managed International Opportunities Fund	—	27,950	—	63,268
Ivy Mid Cap Growth Fund	—	2,053,405	—	1,971,248
Ivy Mid Cap Income Opportunities Fund	—	641,454	—	223,471
Ivy Municipal Bond Fund	—	161,126	—	191,417
Ivy Municipal High Income Fund	—	64,935	—	162,199

242	ANNUAL REPORT	2021

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy Pzena International Value Fund	$—	$42,876	$—	$107,122
Ivy Securian Core Bond Fund	603,975	570,991	742,662	413,358
Ivy Small Cap Core Fund	—	783,998	—	875,653
Ivy Small Cap Growth Fund	—	1,431,017	—	1,778,780
Ivy Value Fund	—	656,962	—	673,929

11.	LOANS OF PORTFOLIO SECURITIES ($ amounts in thousands)

Each Fund may lend their portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, The Bank of New York Mellon (“BNYM”). The borrower pledges and maintains with the Fund collateral consisting of cash or securities issued or guaranteed by the U.S. government. The collateral received by the Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% of the market value for all other securities, except in the case of loans of foreign securities which are denominated and payable in U.S. dollars, in which case the collateral is required to have a value of at least 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in the Dreyfus Institutional Preferred Government Money Market Fund — Institutional Shares or certain other registered money market funds and are disclosed in the Fund’s Schedule of Investments and are reflected in the Statements of Assets and Liabilities as cash collateral on securities loaned at value. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. The securities on loan for each Fund are also disclosed in its Schedule of Investments. The total value of any securities on loan as of March 31, 2021 and the total value of the related cash collateral are disclosed in the Statements of Assets and Liabilities. Income earned by the Funds from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of each Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2021:

Fund	Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Ivy Emerging Markets Equity Fund	$10,673	$11,223	$—	$11,223
Ivy Global Bond Fund	8,507	8,709	—	8,709
Ivy Global Equity Income Fund	34,069	341	36,620	36,961
Ivy Global Growth Fund	5,991	4,700	1,374	6,074
Ivy High Income Fund	11,775	10,877	1,190	12,067
Ivy International Core Equity Fund	122,344	52,596	75,649	128,245
Ivy Limited-Term Bond Fund	9,291	2,969	6,567	9,536
Ivy Mid Cap Growth Fund	1,278	1,308	—	1,308
Ivy Pzena International Value Fund	12,873	11,562	1,958	13,520
Ivy Securian Core Bond Fund	11,411	2,274	9,388	11,662
Ivy Small Cap Core Fund	3,555	3,631	—	3,631
Ivy Small Cap Growth Fund	29,514	12,592	17,417	30,009
Ivy Value Fund	42,091	37,742	5,052	42,794
The cash collateral received amounts presented in the table above are transactions accounted for as secured borrowings and have an overnight and continuous maturity. The proceeds from the cash collateral received is invested in registered money market funds.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower indemnity provided by BNYM. BNYM’s indemnity allows for full replacement of securities lent wherein BNYM will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, BNYM will purchase the unreturned loan securities at BNYM’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

2021	ANNUAL REPORT	243

12.	BORROWINGS

On July 1, 2019 the Trust, on behalf of the Ivy High Income Fund and Ivy Municipal High Income Fund, along with certain other funds managed by the investment adviser (“Participating Funds”), entered into a 364-day senior unsecured revolving credit facility with Bank of New York Mellon and a group of financial institutions to be utilized to temporarily finance the repurchase or redemption of Fund shares and for other temporary or emergency purposes. The agreement was amended on June 29, 2020. The Participating Funds can borrow up to an aggregate commitment amount of $130 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit facility has the following terms: a commitment fee of 0.15% per annum of the daily amount of unused commitment amounts and interest at a rate equal to the higher of (a) the federal funds effective rate (but not below 0.0%) plus 1.25% per annum or (b) the one-month LIBOR rate (but not below 0.0%) plus 1.25% per annum on amounts borrowed. The agreement expires in June 2021 unless extended or renewed. As of March 31, 2021, if applicable, any outstanding borrowings would be disclosed as a payable for borrowing on the Statements of Assets and Liabilities. Commitment and interest fees, if any, paid by the Participating Funds are disclosed as part of commitment and interest expense for borrowing on the Statements of Operations. During the year ended March 31, 2021, the Participating Funds did not borrow under the credit facility.

13.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Ivy Core Equity Fund				Ivy Emerging Markets Equity Fund
	Year ended 3-31-21		Year ended 3-31-20		Year ended 3-31-21		Year ended 3-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	6,770	$105,920	8,111	$114,369	2,162	$55,079	2,104	$40,058
Class B	3	36	16	180	2	36	3	44
Class C	330	4,108	400	4,698	317	7,029	420	6,914
Class E(1)	108	1,704	123	1,692	—	—	—	—
Class I	5,693	100,670	8,627	139,378	19,333	516,903	16,925	329,886
Class N	3,491	57,497	358	5,585	4,719	120,389	2,998	57,913
Class R	5	79	6	81	135	3,339	210	3,935
Class T(1)	N/A	N/A	N/A	N/A	—	—	—	—
Class Y	114	1,942	175	2,679	544	12,995	707	13,334
Shares issued in reinvestment of distributions to shareholders:
Class A	4,797	78,527	20,034	281,076	97	2,585	116	2,325
Class B	7	90	56	620	— *	1	— *	3
Class C	81	1,078	409	4,718	10	229	14	244
Class E(1)	26	421	102	1,416	—	—	— *	2
Class I	1,308	24,689	5,748	92,548	428	11,774	551	11,386
Class N	119	2,252	208	3,360	122	3,367	149	3,097
Class R	— *	1	— *	4	2	54	2	48
Class T(1)	N/A	N/A	N/A	N/A	—	—	—	—
Class Y	34	611	152	2,354	3	74	5	96
Shares redeemed:
Class A	(27,535)	(428,467)	(37,781)	(533,128)	(3,513)	(80,490)	(5,501)	(102,763)
Class B	(269)	(3,215)	(326)	(3,681)	(44)	(850)	(77)	(1,179)
Class C	(1,933)	(25,052)	(1,603)	(18,963)	(1,158)	(22,854)	(1,607)	(25,574)
Class E(1)	(174)	(2,671)	(192)	(2,689)	(15)	(310)	—	—
Class I	(17,873)	(319,140)	(21,830)	(350,279)	(17,708)	(407,534)	(27,400)	(525,817)
Class N	(1,604)	(29,714)	(1,182)	(19,098)	(5,064)	(115,291)	(5,919)	(116,392)
Class R	(8)	(123)	(26)	(372)	(295)	(6,482)	(428)	(8,081)
Class T(1)	N/A	N/A	N/A	N/A	(14)	(273)	—	—
Class Y	(619)	(10,516)	(1,573)	(24,909)	(1,092)	(27,110)	(1,070)	(20,705)
Net increase (decrease)	(27,129)	$(439,273)	(19,988)	$(298,361)	(1,029)	$72,660	(17,798)	$(331,226)

*	Not shown due to rounding.

(1)	Effective June 19, 2020, Ivy Emerging Markets Equity Fund liquidated Class E and Class T shares.

244	ANNUAL REPORT	2021

	Ivy Global Bond Fund				Ivy Global Equity Income Fund
	Year ended 3-31-21		Year ended 3-31-20		Year ended 3-31-21		Year ended 3-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	2,124	$21,835	1,625	$16,018	1,176	$14,120	1,809	$21,671
Class B	2	17	4	40	1	9	3	42
Class C	91	930	182	1,809	29	340	106	1,266
Class E	N/A	N/A	N/A	N/A	34	403	48	587
Class I	6,058	62,169	5,173	50,923	1,794	21,009	2,537	30,159
Class N	4,280	43,863	434	4,280	398	4,700	225	2,645
Class R	5	54	8	76	1	6	1	8
Class Y	22	217	41	397	42	488	21	257
Shares issued in reinvestment of distributions to shareholders:
Class A	449	4,599	393	3,871	758	9,272	996	11,973
Class B	1	8	1	9	2	20	5	61
Class C	10	106	8	81	18	225	35	424
Class E	N/A	N/A	N/A	N/A	13	163	16	188
Class I	618	6,328	522	5,147	750	9,153	1,054	12,618
Class N	131	1,350	70	685	68	836	74	882
Class R	1	7	1	7	— *	2	— *	5
Class Y	2	24	2	16	4	53	7	86
Shares redeemed:
Class A	(3,634)	(37,024)	(5,315)	(52,213)	(6,321)	(74,168)	(8,346)	(98,987)
Class B	(30)	(307)	(59)	(584)	(78)	(909)	(184)	(2,196)
Class C	(359)	(3,699)	(440)	(4,321)	(558)	(6,739)	(952)	(11,350)
Class E	N/A	N/A	N/A	N/A	(104)	(1,218)	(85)	(1,011)
Class I	(5,316)	(53,895)	(8,303)	(80,871)	(8,147)	(95,567)	(9,869)	(117,270)
Class N	(907)	(9,309)	(1,227)	(11,989)	(536)	(6,448)	(358)	(4,260)
Class R	(47)	(477)	(14)	(135)	(29)	(331)	(4)	(46)
Class Y	(31)	(315)	(75)	(746)	(367)	(4,409)	(195)	(2,398)
Net increase (decrease)	3,470	$36,481	(6,969)	$(67,500)	(11,052)	$(128,990)	(13,056)	$(154,646)

*	Not shown due to rounding.

2021	ANNUAL REPORT	245

	Ivy Global Growth Fund				Ivy Government Money Market Fund
	Year ended 3-31-21		Year ended 3-31-20		Year ended 3-31-21		Year ended 3-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	488	$24,209	545	$24,241	362,834	$362,834	342,882	$342,882
Class B	— *	2	— *	10	126	126	200	200
Class C	16	645	22	798	5,045	5,045	20,607	20,607
Class E(1)	—	—	—	—	10,219	10,219	5,938	5,938
Class I	1,309	66,453	1,570	71,690	N/A	N/A	N/A	N/A
Class N	15	793	55	2,542	255	255	2,353	2,353
Class R	1	67	2	91	N/A	N/A	N/A	N/A
Class Y	19	973	16	738	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions to shareholders:
Class A	464	24,461	92	4,256	85	85	1,696	1,696
Class B	1	26	— *	6	— *	— *	3	3
Class C	9	381	2	66	1	1	37	37
Class E(1)	—	—	— *	2	7	7	118	118
Class I	429	23,181	111	5,259	N/A	N/A	N/A	N/A
Class N	17	952	5	256	— *	— *	123	123
Class R	1	47	— *	8	N/A	N/A	N/A	N/A
Class Y	2	105	— *	19	N/A	N/A	N/A	N/A
Shares redeemed:
Class A	(1,307)	(65,307)	(1,935)	(85,916)	(339,477)	(339,477)	(315,803)	(315,803)
Class B	(11)	(445)	(12)	(441)	(558)	(558)	(607)	(607)
Class C	(76)	(3,188)	(90)	(3,270)	(18,567)	(18,567)	(14,684)	(14,684)
Class E(1)	(4)	(178)	—	—	(7,669)	(7,669)	(4,323)	(4,323)
Class I	(2,198)	(112,824)	(2,618)	(118,443)	N/A	N/A	N/A	N/A
Class N	(118)	(5,915)	(88)	(4,077)	(8,231)	(8,231)	(1,708)	(1,708)
Class R	(6)	(276)	(14)	(625)	N/A	N/A	N/A	N/A
Class Y	(30)	(1,403)	(75)	(3,342)	N/A	N/A	N/A	N/A
Net increase (decrease)	(979)	$(47,241)	(2,412)	$(106,132)	4,070	$4,070	36,832	$36,832

*	Not shown due to rounding.

(1)	Effective June 19, 2020, Ivy Global Growth Fund liquidated Class E shares.

246	ANNUAL REPORT	2021

	Ivy High Income Fund				Ivy International Core Equity Fund
	Year ended 3-31-21		Year ended 3-31-20		Year ended 3-31-21		Year ended 3-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	52,366	$354,002	42,163	$299,823	2,807	$47,922	4,685	$78,695
Class B	26	181	36	255	1	25	2	33
Class C	4,611	30,908	7,722	55,103	132	1,946	336	4,964
Class E	212	1,406	216	1,515	43	753	51	865
Class I	110,771	746,781	74,487	526,985	12,142	201,842	25,633	427,720
Class N	6,379	43,669	5,790	41,417	5,386	89,188	13,059	215,779
Class R	853	5,589	782	5,512	239	3,911	744	12,391
Class T(1)	—	—	—	—	—	—	—	—
Class Y	11,715	78,330	12,750	90,981	1,123	18,589	3,825	63,309
Shares issued in reinvestment of distributions to shareholders:
Class A	14,423	96,157	16,317	114,568	186	3,418	668	11,528
Class B	110	720	240	1,691	— *	3	2	36
Class C	3,203	21,182	4,551	32,008	26	425	144	2,189
Class E	82	546	87	610	4	72	10	174
Class I	15,652	104,219	18,782	131,952	1,072	19,784	3,377	58,627
Class N	628	4,183	717	5,023	421	7,793	1,525	26,540
Class R	445	2,956	528	3,710	22	399	121	2,092
Class T(1)	—	—	—	—	—	—	—	—
Class Y	1,139	7,565	1,701	11,982	46	843	414	7,199
Shares redeemed:
Class A	(58,972)	(393,483)	(78,501)	(549,562)	(7,683)	(127,756)	(15,008)	(250,909)
Class B	(2,221)	(14,786)	(2,680)	(19,015)	(71)	(1,022)	(154)	(2,265)
Class C	(38,171)	(259,187)	(31,521)	(221,590)	(2,883)	(42,869)	(4,960)	(72,845)
Class E	(303)	(2,014)	(268)	(1,900)	(85)	(1,402)	(75)	(1,262)
Class I	(115,235)	(763,511)	(127,266)	(885,787)	(53,521)	(908,490)	(104,955)	(1,763,863)
Class N	(8,526)	(57,464)	(5,426)	(37,591)	(27,184)	(460,605)	(53,424)	(914,549)
Class R	(2,166)	(14,461)	(2,308)	(15,976)	(987)	(16,509)	(3,551)	(59,621)
Class T(1)	(36)	(234)	— *	— *	(13)	(207)	—	—
Class Y	(15,874)	(105,505)	(25,199)	(177,426)	(9,737)	(152,911)	(13,434)	(225,798)
Net decrease	(18,889)	$(112,251)	(86,300)	$(585,712)	(78,514)	$(1,314,858)	(140,965)	$(2,378,971)

*	Not shown due to rounding.

(1)	Effective June 19, 2020, Ivy High Income Fund and Ivy International Core Equity Fund liquidated Class T shares.

2021	ANNUAL REPORT	247

	Ivy Large Cap Growth Fund				Ivy Limited-Term Bond Fund
	Year ended 3-31-21		Year ended 3-31-20		Year ended 3-31-21		Year ended 3-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	7,427	$200,021	7,144	$169,639	16,035	$177,543	16,182	$175,881
Class B	19	340	21	361	12	129	27	288
Class C	832	16,784	918	17,201	1,822	20,126	1,210	13,236
Class E	142	3,855	156	3,624	300	3,314	190	2,061
Class I	15,663	446,226	16,217	413,793	15,321	169,574	9,956	108,027
Class N	1,738	49,588	1,266	32,411	8,084	89,556	2,687	29,202
Class R	161	3,907	271	6,109	4	43	37	399
Class Y	239	6,735	370	9,251	65	715	183	1,989
Shares issued in reinvestment of distributions to shareholders:
Class A	5,781	161,108	10,844	249,854	481	5,327	622	6,758
Class B	15	286	57	910	— *	4	2	23
Class C	326	6,876	578	10,364	17	192	35	377
Class E	67	1,860	112	2,576	8	94	9	100
Class I	4,898	146,252	9,412	231,151	831	9,195	1,158	12,579
Class N	329	9,886	497	12,279	176	1,951	272	2,957
Class R	34	898	98	2,147	— *	3	— *	3
Class Y	70	2,025	132	3,131	5	56	11	120
Shares redeemed:
Class A	(14,167)	(388,279)	(16,623)	(393,878)	(13,587)	(150,321)	(17,007)	(184,572)
Class B	(197)	(3,622)	(265)	(4,588)	(131)	(1,447)	(197)	(2,137)
Class C	(2,369)	(50,309)	(1,943)	(36,678)	(2,269)	(25,148)	(2,741)	(29,698)
Class E	(148)	(4,117)	(141)	(3,362)	(139)	(1,536)	(170)	(1,846)
Class I	(23,368)	(680,556)	(24,350)	(611,039)	(14,631)	(161,926)	(21,726)	(235,594)
Class N	(1,721)	(51,261)	(1,374)	(35,049)	(9,164)	(101,164)	(6,812)	(73,482)
Class R	(399)	(10,060)	(501)	(11,092)	(34)	(382)	(11)	(119)
Class Y	(504)	(14,202)	(906)	(22,489)	(347)	(3,842)	(368)	(4,006)
Net increase (decrease)	(5,132)	$(145,759)	1,990	$46,626	2,859	$32,056	(16,451)	$(177,454)

*	Not shown due to rounding.

248	ANNUAL REPORT	2021

	Ivy Managed International Opportunities Fund				Ivy Mid Cap Growth Fund
	Year ended 3-31-21		Year ended 3-31-20		Year ended 3-31-21		Year ended 3-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	440	$4,770	686	$6,672	7,015	$239,716	6,168	$162,204
Class B	—	—	1	9	8	213	15	306
Class C	25	266	25	245	1,138	30,957	1,190	26,013
Class E(1)	—	—	—	—	70	2,274	71	1,818
Class I	1,690	17,705	2,928	29,233	26,124	971,961	18,654	526,865
Class N	8	80	7	71	10,531	418,964	3,126	89,494
Class R	1	7	1	7	892	29,019	568	14,322
Class Y	3	41	6	60	2,790	102,109	1,948	53,403
Shares issued in reinvestment of distributions to shareholders:
Class A	40	463	362	3,767	6,030	212,967	3,199	85,725
Class B	— *	— *	1	12	25	632	30	616
Class C	— *	5	11	110	832	23,429	459	10,112
Class E(1)	—	—	3	34	53	1,820	27	700
Class I	99	1,160	724	7,576	7,049	275,688	3,774	110,651
Class N	— *	1	— *	5	1,252	49,453	495	14,664
Class R	— *	— *	— *	3	230	7,815	112	2,905
Class Y	— *	1	1	12	802	29,946	437	12,329
Shares redeemed:
Class A	(1,158)	(11,738)	(1,769)	(17,628)	(9,860)	(334,258)	(12,966)	(338,808)
Class B	(13)	(131)	(20)	(194)	(270)	(6,448)	(476)	(9,662)
Class C	(95)	(931)	(101)	(984)	(4,104)	(116,024)	(3,670)	(79,454)
Class E(1)	(53)	(495)	—	—	(92)	(3,071)	(73)	(1,886)
Class I	(4,346)	(47,462)	(2,829)	(28,532)	(23,896)	(890,411)	(26,473)	(761,516)
Class N	(7)	(69)	(6)	(64)	(4,614)	(174,019)	(3,391)	(98,392)
Class R	(33)	(359)	— *	(2)	(824)	(26,183)	(1,089)	(27,435)
Class Y	(9)	(88)	(42)	(429)	(3,596)	(128,370)	(4,321)	(117,780)
Net increase (decrease)	(3,408)	$(36,774)	(11)	$(17)	17,585	$718,179	(12,186)	$(322,806)

*	Not shown due to rounding.

(1)	Effective June 19, 2020, Ivy Managed International Opportunities Fund and Ivy Mid Cap Growth Fund liquidated Class E shares.

2021	ANNUAL REPORT	249

	Ivy Mid Cap Income Opportunities Fund				Ivy Municipal Bond Fund
	Year ended 3-31-21		Year ended 3-31-20		Year ended 3-31-21		Year ended 3-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	2,255	$34,734	3,288	$48,013	3,761	$44,527	3,895	$46,080
Class B	N/A	N/A	N/A	N/A	2	20	— *	4
Class C	523	8,042	624	9,096	108	1,290	249	2,945
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	45,016	687,028	20,972	295,297	5,263	62,475	4,430	52,271
Class N	3,145	47,322	5,202	78,803	51	603	53	628
Class R	16	238	23	344	N/A	N/A	N/A	N/A
Class Y	3,009	41,577	506	7,183	2	18	2	24
Shares issued in reinvestment of distributions to shareholders:
Class A	126	1,890	213	3,027	748	8,855	1,000	11,819
Class B	N/A	N/A	N/A	N/A	— *	4	1	15
Class C	9	135	16	232	14	165	27	323
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	860	13,267	843	11,910	557	6,595	753	8,901
Class N	86	1,307	130	1,800	2	20	1	15
Class R	— *	7	1	9	N/A	N/A	N/A	N/A
Class Y	22	331	17	246	— *	— *	— *	2
Shares redeemed:
Class A	(2,875)	(40,691)	(3,048)	(40,576)	(5,898)	(69,839)	(6,754)	(79,605)
Class B	N/A	N/A	N/A	N/A	(39)	(458)	(50)	(597)
Class C	(597)	(9,058)	(468)	(6,621)	(794)	(9,449)	(578)	(6,780)
Class E	(204)	(2,775)	—	—	N/A	N/A	N/A	N/A
Class I	(15,868)	(235,789)	(16,148)	(224,153)	(5,491)	(64,978)	(7,064)	(83,098)
Class N	(3,537)	(47,869)	(3,677)	(50,785)	(34)	(400)	(32)	(380)
Class R	(218)	(3,385)	(10)	(158)	N/A	N/A	N/A	N/A
Class Y	(2,142)	(31,217)	(363)	(4,761)	(4)	(48)	(12)	(141)
Net increase (decrease)	29,626	$465,094	8,121	$128,906	(1,752)	$(20,600)	(4,079)	$(47,574)

*	Not shown due to rounding.

250	ANNUAL REPORT	2021

	Ivy Municipal High Income Fund				Ivy Pzena International Value Fund
	Year ended 3-31-21		Year ended 3-31-20		Year ended 3-31-21		Year ended 3-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	17,203	$86,465	16,941	$85,565	226	$3,418	232	$3,384
Class B	1	4	38	194	— *	1	— *	3
Class C	586	2,904	1,285	6,493	6	82	6	82
Class E	N/A	N/A	N/A	N/A	—	—	—	—
Class I	15,038	74,959	19,847	99,855	891	13,508	2,090	29,659
Class N	126	632	596	2,986	698	10,541	1,815	25,191
Class R	N/A	N/A	N/A	N/A	— *	2	— *	1
Class Y	28	142	273	1,375	7	103	12	182
Shares issued in reinvestment of distributions to shareholders:
Class A	3,348	16,688	3,883	19,615	39	640	95	1,498
Class B	5	24	16	83	—	—	— *	1
Class C	289	1,437	459	2,317	— *	4	1	18
Class E	N/A	N/A	N/A	N/A	—	—	—	—
Class I	2,226	11,090	2,978	15,047	72	1,218	160	2,572
Class N	7	37	9	47	79	1,326	180	2,907
Class R	N/A	N/A	N/A	N/A	— *	— *	— *	— *
Class Y	35	173	47	236	1	12	2	24
Shares redeemed:
Class A	(19,543)	(97,339)	(28,107)	(141,166)	(803)	(11,767)	(1,294)	(18,862)
Class B	(514)	(2,550)	(643)	(3,247)	(4)	(58)	(14)	(179)
Class C	(11,370)	(57,029)	(6,681)	(33,652)	(57)	(764)	(60)	(804)
Class E	N/A	N/A	N/A	N/A	—	—	—	—
Class I	(28,072)	(138,890)	(32,361)	(162,121)	(2,640)	(39,581)	(1,905)	(28,528)
Class N	(191)	(951)	(509)	(2,383)	(3,468)	(49,768)	(1,425)	(21,737)
Class R	N/A	N/A	N/A	N/A	— *	(1)	— *	(5)
Class Y	(307)	(1,536)	(508)	(2,570)	(9)	(141)	(66)	(1,008)
Net decrease	(21,105)	$(103,740)	(22,437)	$(111,326)	(4,962)	$(71,225)	(171)	$(5,601)

*	Not shown due to rounding.

2021	ANNUAL REPORT	251

	Ivy Securian Core Bond Fund				Ivy Small Cap Core Fund
	Year ended 3-31-21		Year ended 3-31-20		Year ended 3-31-21		Year ended 3-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	5,310	$58,791	6,721	$73,422	1,358	$25,921	1,267	$21,736
Class B	4	46	15	162	— *	6	3	48
Class C	406	4,501	700	7,690	159	2,533	214	3,128
Class E(1)	147	1,630	135	1,472	—	—	—	—
Class I	23,331	257,993	36,753	400,806	5,909	108,776	9,082	163,374
Class N	8,159	89,927	8,227	88,382	828	15,727	1,408	25,767
Class R	12	132	15	167	344	6,437	461	7,719
Class T(1)	N/A	N/A	N/A	N/A	—	—	—	—
Class Y	331	3,651	640	7,023	77	1,355	158	2,848
Shares issued in reinvestment of distributions to shareholders:
Class A	810	8,967	583	6,350	—	—	62	1,109
Class B	1	16	3	34	—	—	1	10
Class C	43	472	28	310	—	—	16	237
Class E(1)	17	192	12	124	—	—	— *	— *
Class I	3,270	36,216	2,373	25,826	—	—	172	3,346
Class N	727	8,053	567	6,175	—	—	32	627
Class R	3	38	4	43	—	—	8	138
Class T(1)	N/A	N/A	N/A	N/A	—	—	—	—
Class Y	39	434	24	266	—	—	3	59
Shares redeemed:
Class A	(4,803)	(53,058)	(4,887)	(52,958)	(2,384)	(40,912)	(2,745)	(46,197)
Class B	(70)	(780)	(111)	(1,204)	(33)	(422)	(79)	(1,068)
Class C	(797)	(8,822)	(591)	(6,433)	(803)	(11,784)	(839)	(12,111)
Class E(1)	(101)	(1,112)	(80)	(876)	(12)	(189)	—	—
Class I	(25,768)	(284,864)	(23,360)	(254,265)	(9,191)	(172,388)	(9,046)	(166,257)
Class N	(4,496)	(49,898)	(6,440)	(70,252)	(1,924)	(34,404)	(1,437)	(27,032)
Class R	(60)	(665)	(29)	(318)	(399)	(6,766)	(287)	(4,734)
Class T(1)	N/A	N/A	N/A	N/A	(14)	(212)	—	—
Class Y	(686)	(7,524)	(200)	(2,192)	(223)	(4,017)	(535)	(9,710)
Net increase (decrease)	5,829	$64,336	21,102	$229,754	(6,308)	$(110,339)	(2,081)	$(36,963)

*	Not shown due to rounding.

(1)	Effective June 19, 2020, Ivy Small Cap Core Fund liquidated Class E and Class T shares.

252	ANNUAL REPORT	2021

	Ivy Small Cap Growth Fund				Ivy Value Fund
	Year ended 3-31-21		Year ended 3-31-20		Year ended 3-31-21		Year ended 3-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	5,206	$102,946	5,084	$86,257	1,514	$33,602	1,241	$28,140
Class B	10	120	11	125	1	10	1	23
Class C	337	4,689	591	7,657	39	801	54	1,182
Class E(1)	76	1,471	68	1,152	—	—	—	—
Class I	6,674	177,603	11,100	258,381	9,800	201,131	11,636	256,132
Class N	2,093	58,635	4,299	100,278	1,308	26,190	1,644	34,730
Class R	582	11,392	649	10,731	—	—	— *	4
Class T(2)	—	—	—	—	N/A	N/A	N/A	N/A
Class Y	742	18,872	1,161	25,255	2	42	5	115
Shares issued in reinvestment of distributions to shareholders:
Class A	5,244	105,236	4,004	66,672	440	9,829	1,312	30,906
Class B	25	309	38	418	1	18	5	112
Class C	560	8,074	472	5,884	10	211	43	968
Class E(1)	61	1,201	43	704	— *	1	1	19
Class I	2,432	70,161	2,104	48,807	1,201	26,865	2,229	52,758
Class N	509	14,799	352	8,224	219	4,904	526	12,483
Class R	305	5,913	246	3,983	— *	— *	— *	— *
Class T(2)	—	—	—	—	N/A	N/A	N/A	N/A
Class Y	317	8,409	294	6,345	— *	3	— *	8
Shares redeemed:
Class A	(10,618)	(203,908)	(13,645)	(229,276)	(3,163)	(66,550)	(3,272)	(73,976)
Class B	(226)	(2,738)	(362)	(4,175)	(34)	(651)	(32)	(672)
Class C	(2,462)	(36,278)	(2,609)	(33,720)	(273)	(5,552)	(231)	(4,987)
Class E(1)	(105)	(2,015)	(93)	(1,571)	(9)	(185)	—	—
Class I	(13,240)	(357,349)	(15,266)	(351,902)	(10,387)	(225,919)	(8,452)	(193,330)
Class N	(3,409)	(91,077)	(2,588)	(60,031)	(2,664)	(56,073)	(1,642)	(38,578)
Class R	(999)	(18,700)	(1,436)	(23,402)	—	—	— *	(12)
Class T(2)	(14)	(231)	—	—	N/A	N/A	N/A	N/A
Class Y	(1,760)	(43,221)	(2,609)	(56,515)	(6)	(143)	(12)	(277)
Net increase (decrease)	(7,660)	$(165,687)	(8,092)	$(129,719)	(2,001)	$(51,466)	5,056	$105,748

*	Not shown due to rounding.

(1)	Effective June 19, 2020, Ivy Value Fund liquidated Class E shares.

(2)	Effective June 19, 2020, Ivy Small Cap Growth Fund liquidated Class T shares.

14.	COMMITMENTS

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statement of Operations. At March 31, 2021, there were no outstanding bridge loan commitments.

15.	OTHER FUND INFORMATION

At a meeting held on January 12, 2021, the Trustees, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending March 31, 2021. PwC affirmed their independence as an independent registered public accounting firm on February 18, 2021. During the fiscal years ended March 31, 2020 and September 30, 2020, Deloitte & Touche LLP’s (“Deloitte”) audit report on the financial statements of each Fund in the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and Deloitte on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on each Fund’s financial statements.

2021	ANNUAL REPORT	253

16.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at March 31, 2021 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Ivy Core Equity Fund	$2,837,987	$1,843,178	$374	$1,842,804
Ivy Emerging Markets Equity Fund	1,511,779	905,910	26,751	879,159
Ivy Global Bond Fund	472,747	23,065	3,924	19,141
Ivy Global Equity Income Fund	470,384	148,698	4,531	144,167
Ivy Global Growth Fund	650,332	408,911	3,086	405,825
Ivy Government Money Market Fund	199,287	—	—	—
Ivy High Income Fund	4,654,501	170,188	458,685	(288,497)
Ivy International Core Equity Fund	2,044,660	551,055	60,508	490,547
Ivy Large Cap Growth Fund	2,580,134	2,991,925	—	2,991,925
Ivy Limited-Term Bond Fund	1,156,552	21,086	3,373	17,713
Ivy Managed International Opportunities Fund	131,621	47,033	—	47,033
Ivy Mid Cap Growth Fund	3,988,649	3,463,499	16,938	3,446,561
Ivy Mid Cap Income Opportunities Fund	1,186,525	385,582	11,118	374,464
Ivy Municipal Bond Fund	699,123	55,622	665	54,957
Ivy Municipal High Income Fund	970,047	72,396	63,027	9,369
Ivy Pzena International Value Fund	222,926	48,552	11,922	36,630
Ivy Securian Core Bond Fund	1,178,518	32,134	15,774	16,360
Ivy Small Cap Core Fund	562,901	202,672	3,324	199,348
Ivy Small Cap Growth Fund	1,983,986	1,124,029	38,092	1,085,937
Ivy Value Fund	980,144	408,463	3,925	404,538

For Federal income tax purposes, the Funds’ undistributed earnings and profit for the year ended March 31, 2021 and the post-October and late-year ordinary activity were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Ivy Core Equity Fund	$83,609	$203,781	$—	$—	$—
Ivy Emerging Markets Equity Fund	10,170	—	—	—	—
Ivy Global Bond Fund	911	—	—	—	—
Ivy Global Equity Income Fund	6,342	15,727	—	—	—
Ivy Global Growth Fund	5,345	42,015	—	—	—
Ivy Government Money Market Fund	27	—	—	—	—
Ivy High Income Fund	1,142	—	—	—	—
Ivy International Core Equity Fund	28,221	—	—	—	—
Ivy Large Cap Growth Fund	87,119	142,698	—	—	—
Ivy Limited-Term Bond Fund	246	—	—	—	—
Ivy Managed International Opportunities Fund	—	—	—	—	69
Ivy Mid Cap Growth Fund	128,694	316,652	—	—	—
Ivy Mid Cap Income Opportunities Fund	1,223	8,572	—	—	—
Ivy Municipal Bond Fund	282	4,543	—	—	—
Ivy Municipal High Income Fund	422	—	—	—	—
Ivy Pzena International Value Fund	1,944	—	—	—	—
Ivy Securian Core Bond Fund	288	—	—	5,847	—
Ivy Small Cap Core Fund	41,392	7,324	—	—	—
Ivy Small Cap Growth Fund	81,414	313,680	—	—	—
Ivy Value Fund	8,518	—	—	—	—

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal certain ordinary losses that are generated between January 1 and the end of its fiscal year.

254	ANNUAL REPORT	2021

The tax character of dividends and distributions paid during the two fiscal years ended March 31, 2021 and 2020 were as follows:

	March 31, 2021		March 31, 2020
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Ivy Core Equity Fund	$17,813	$93,788	$42,846	$358,060
Ivy Emerging Markets Equity Fund	20,393	—	19,112	—
Ivy Global Bond Fund	12,737	—	10,099	—
Ivy Global Equity Income Fund	11,930	8,427	20,048	7,043
Ivy Global Growth Fund	88	50,869	3,023	7,161
Ivy Government Money Market Fund	97	—	2,010	—
Ivy High Income Fund	260,840	—	331,250	—
Ivy International Core Equity Fund	34,524	—	115,075	—
Ivy Large Cap Growth Fund	6,604	341,545	71,172	469,944
Ivy Limited-Term Bond Fund	17,467	—	23,830	—
Ivy Managed International Opportunities Fund	1,670	—	3,662	8,130
Ivy Mid Cap Growth Fund	10,052	620,487	31,042	217,196
Ivy Mid Cap Income Opportunities Fund	17,427	—	15,322	2,617
Ivy Municipal Bond Fund	17,016	—	23,050	—
Ivy Municipal High Income Fund	35,386	—	44,805	—
Ivy Pzena International Value Fund	3,240	—	7,122	—
Ivy Securian Core Bond Fund	49,871	5,799	37,421	3,152
Ivy Small Cap Core Fund	—	—	948	4,692
Ivy Small Cap Growth Fund	—	221,738	—	146,183
Ivy Value Fund	21,745	20,782	21,440	78,072

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers as of March 31, 2021 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of March 31, 2021, the capital loss carryovers were as follows:

Fund	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Ivy Core Equity Fund	$—	$—
Ivy Emerging Markets Equity Fund	130,076	—
Ivy Global Bond Fund	42,072	24,904
Ivy Global Equity Income Fund	—	—
Ivy Global Growth Fund	—	—
Ivy Government Money Market Fund	—	—
Ivy High Income Fund	165,643	1,008,479
Ivy International Core Equity Fund	80,813	261,541
Ivy Large Cap Growth Fund	—	—
Ivy Limited-Term Bond Fund	3,481	8,307
Ivy Managed International Opportunities Fund	—	3,504
Ivy Mid Cap Growth Fund	—	—
Ivy Mid Cap Income Opportunities Fund	—	—
Ivy Municipal Bond Fund	—	—
Ivy Municipal High Income Fund	4,428	51,951
Ivy Pzena International Value Fund	879	14,152
Ivy Securian Core Bond Fund	—	—
Ivy Small Cap Core Fund	—	—
Ivy Small Cap Growth Fund	—	—
Ivy Value Fund	2,248	22,985

2021	ANNUAL REPORT	255

Waddell & Reed Advisors Global Bond Fund was merged into Ivy Global Bond Fund as of October 16, 2017. Due to the merger, Ivy Global Bond Fund’s capital loss carryovers available to offset future gains are annually limited to $3,530 plus any unused limitations from prior years.

Waddell & Reed Advisors High Income Fund was merged into Ivy High Income Fund as of February 26, 2018. At the time of the merger, Waddell & Reed Advisors High Income Fund had capital loss carryovers available to offset future gains of the Ivy High Income Fund. These carryovers are annually limited to $32,329 plus any unused limitations from prior years.

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), swaps, straddles, sec. 1256 contracts and partnership transactions. At March 31, 2021, the following reclassifications were made:

Fund	Accumulated Earnings Gain (Loss)	Paid-In Capital
Ivy Core Equity Fund	$2	$(2)
Ivy Emerging Markets Equity Fund	8	(8)
Ivy Global Bond Fund	—	—
Ivy Global Equity Income Fund	—	—
Ivy Global Growth Fund	—	—
Ivy Government Money Market Fund	1	(1)
Ivy High Income Fund	— *	— *
Ivy International Core Equity Fund	—	—
Ivy Large Cap Growth Fund	—	—
Ivy Limited-Term Bond Fund	—	—
Ivy Managed International Opportunities Fund	2	(2)
Ivy Mid Cap Growth Fund	(16,163)	16,163
Ivy Mid Cap Income Opportunities Fund	—	—
Ivy Municipal Bond Fund	—	—
Ivy Municipal High Income Fund	—	—
Ivy Pzena International Value Fund	—	—
Ivy Securian Core Bond Fund	—	—
Ivy Small Cap Core Fund	—	—
Ivy Small Cap Growth Fund	(10,300)	10,300
Ivy Value Fund	3	(3)

*	Not shown due to rounding.

256	ANNUAL REPORT	2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY FUNDS

To the Board of Trustees of Ivy Funds and Shareholders of Ivy Core Equity Fund, Ivy Emerging Markets Equity Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Government Money Market Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Pzena International Value Fund, Ivy Securian Core Bond Fund, Ivy Small Cap Core Fund, Ivy Small Cap Growth Fund, and Ivy Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ivy Core Equity Fund, Ivy Emerging Markets Equity Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Government Money Market Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Pzena International Value Fund, Ivy Securian Core Bond Fund, Ivy Small Cap Core Fund, Ivy Small Cap Growth Fund, and Ivy Value Fund (twenty of the funds constituting Ivy Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds, as of and for the year ended March 31, 2020 and the financial highlights for each of the periods ended on or prior to March 31, 2020 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated May 18, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 21, 2021

We have served as the auditor of one or more investment companies in Ivy Funds since 2021.

2021	ANNUAL REPORT	257

OTHER INFORMATION	IVY FUNDS

(UNAUDITED)

1. Effective July 1, 2021, investors in Class A shares of Ivy Core Equity Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Small Cap Core Fund, Ivy Small Cap Growth Fund, Ivy Value Fund, Ivy Emerging Markets Equity Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy International Core Equity Fund, Ivy Managed International Opportunities Fund and Ivy Pzena International Value Fund, will pay a Maximum Sales Charge (Load) Imposed on Purchases of 5.75% for investments less than $50,000 and as follows:

Investment Amount	Front End Sales Load	Dealer Concession	Advanced Commission (Finders Fee)	CDSC
Less than $50,000	5.75%	5.00%
$50,000 — $99,999	4.75%	4.00%
$100,000 — $249,999	3.75%	3.00%
$250,000 — $499,999	2.50%	2.00%
$500,000 — $999,999	2.00%	1.60%
$1 million up to $5 million	0.00%	0.00%	1.00%	1% for 18 months
$5 million up to $25 million	0.00%	0.00%	0.50%	1% for 18 months
$25 million or more	0.00%	0.00%	0.25%	1% for 18 months

There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV break point of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares with in the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1,2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDS Cap plies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase ”will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.

2. Effective July 1, 2021, investors in Class A shares of Ivy High Income Fund, Ivy Securian Core Bond Fund, and Ivy Global Bond Fund, will pay a Maximum Sales Charge (Load) Imposed on Purchases of 4.50% for investments less than $100,000 and as follows:

Investment Amount	Front End Sales Load	Dealer Concession	Advanced Commission (Finders Fee)	CDSC
Less than $100,000	4.50%	4.00%
$100,000 — $249,999	3.50%	3.00%
$250,000 — $499,999	2.50%	2.00%
$500,000 — $999,999	2.00%	1.60%
$1 million up to $5 million	0.00%	0.00%	1.00%	1% for 18 months
$5 million up to $25 million	0.00%	0.00%	0.50%	1% for 18 months
$25 million or more	0.00%	0.00%	0.25%	1% for 18 months

There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV

258	ANNUAL REPORT	2021

breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.

3. Effective July 1, 2021, investors in Class A shares of Ivy Municipal Bond Fund and Ivy Municipal High Income Fund, will pay a Maximum Sales Charge (Load) Imposed on Purchases of 4.50% for investments less than $100,000 and as follows:

Investment Amount	Front End Sales Load	Dealer Concession	Advanced Commission (Finders Fee)	CDSC
Less than $100,000	4.50%	4.00%
$100,000 — $249,999	3.50%	3.00%
$250,000 up to $5 million	0.00%	0.00%	1.00%	1% for 18 months
$5 million up to $25 million	0.00%	0.00%	0.50%	1% for 18 months
$25 million or more	0.00%	0.00%	0.25%	1% for 18 months

There is no front-end sales charge when you purchase $250,000 or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV break point of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares with in the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $250,000 or more of Class A shares that received an NAV break point, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares with in the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.

4. Effective July 1, 2021, investors in Class A shares of Ivy Limited-Term Bond Fund will pay a Maximum Sales Charge (Load) Imposed on Purchases of 2.75% for investments less than $100,000 and as follows:

Investment Amount	Front End Sales Load	Dealer Concession	Advanced Commission (Finders Fee)	CDSC
Less than $100,000	2.75%	2.35%
$100,000 — $249,999	2.00%	1.75%
$250,000 — $999,999	1.00%	0.75%
$1 million up to $5 million	0.00%	0.00%	0.75%	0.75% for 12 Mo
$5 million up to $25 million	0.00%	0.00%	0.50%	0.75% for 12 Mo
$25 million or more	0.00%	0.00%	0.25%	0.75% for 12 Mo

There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 0.75% if you redeem these shares within the first 12 months after your purchase, unless a specific waiver of the Limited

2021	ANNUAL REPORT	259

CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.

The individual Funds herein have adopted a Liquidity Risk Management Program (the “Program”). The Fund’s board has designated a Liquidity Risk Management Committee (the “Committee”) as the administrator of the Program. The Committee or delegates of the Committee conduct the day-to-day operation of the Program. Under the Program, the Committee manages the Fund’s liquidity risk, which is the risk that any Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors. The Fund’s board reviewed a report prepared by a designee of the Committee regarding the operation, adequacy and effectiveness of the Program from the period April 1, 2020, through December 31, 2020. The report described the Program’s liquidity classification methodology and the methodology in establishing a Fund’s Highly Liquid Investment Minimum (“HLIM”), if necessary. The Committee reported that during the period covered by the report, there were no material changes to the Program and no significant liquidity events impacting the Fund or its ability to timely meet redemptions without dilution to existing shareholders. In addition, the Committee provided its assessment that the Program, including the operation of each Fund’s HLIM, where applicable, had been effective in managing the Fund’s liquidity risk.

260	ANNUAL REPORT	2021

INCOME TAX INFORMATION	IVY FUNDS

(UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction and Section 163(j) interest dividends eligible to be treated as interest income for purposes of Section 163(j) for corporations or as qualified dividend income for individuals for the tax period ended March 31, 2021:

	Dividends Received Deduction for Corporations	Section 163(j) Interest Dividends for Corporations	Qualified Dividend Income for Individuals
Ivy Core Equity Fund	$17,813,049	$—	$17,813,049
Ivy Emerging Markets Equity Fund	404,561	—	18,932,206
Ivy Global Bond Fund	—	2,703,019	—
Ivy Global Equity Income Fund	5,517,657	—	11,975,217
Ivy Global Growth Fund	88,009	—	88,009
Ivy Government Money Market Fund	—	58,465	—
Ivy High Income Fund	—	252,198,191	—
Ivy International Core Equity Fund	—	—	42,956,723
Ivy Large Cap Growth Fund	6,603,661	—	6,603,661
Ivy Limited-Term Bond Fund	—	17,134,600	—
Ivy Managed International Opportunities Fund	189,568	—	2,088,078
Ivy Mid Cap Growth Fund	6,338,125	—	6,314,446
Ivy Mid Cap Income Opportunities Fund	17,427,083	—	17,427,083
Ivy Municipal Bond Fund	—	—	—
Ivy Municipal High Income Fund	—	—	—
Ivy Pzena International Value Fund	—	—	3,929,898
Ivy Securian Core Bond Fund	—	27,668,156	—
Ivy Small Cap Core Fund	—	—	—
Ivy Small Cap Growth Fund	—	—	—
Ivy Value Fund	17,377,276	—	17,510,639

Ivy Municipal Bond Fund and Ivy Municipal High Income Fund hereby designate $16,587,250 and $35,206,817, respectively, of the dividends declared from net investment income as exempt from federal income tax for the tax period ending March 31, 2021.

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Ivy Core Equity Fund	$93,787,946
Ivy Emerging Markets Equity Fund	—
Ivy Global Bond Fund	—
Ivy Global Equity Income Fund	8,427,113
Ivy Global Growth Fund	50,869,467
Ivy Government Money Market Fund	—
Ivy High Income Fund	—
Ivy International Core Equity Fund	—
Ivy Large Cap Growth Fund	341,544,969
Ivy Limited-Term Bond Fund	—
Ivy Managed International Opportunities Fund	—
Ivy Mid Cap Growth Fund	636,650,260
Ivy Mid Cap Income Opportunities Fund	—
Ivy Municipal Bond Fund	—
Ivy Municipal High Income Fund	—
Ivy Pzena International Value Fund	—
Ivy Securian Core Bond Fund	5,798,539
Ivy Small Cap Core Fund	—
Ivy Small Cap Growth Fund	232,038,304
Ivy Value Fund	20,781,724

Income from Ivy Municipal Bond Fund and Ivy Municipal High Income Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

2021	ANNUAL REPORT	261

The Funds utilized the following earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction:

Ivy Core Equity Fund	$—
Ivy Emerging Markets Equity Fund	—
Ivy Global Bond Fund	—
Ivy Global Equity Income Fund	—
Ivy Global Growth Fund	—
Ivy Government Money Market Fund	—
Ivy High Income Fund	—
Ivy International Core Equity Fund	—
Ivy Large Cap Growth Fund	—
Ivy Limited-Term Bond Fund	—
Ivy Managed International Opportunities Fund	—
Ivy Mid Cap Growth Fund	16,163,000
Ivy Mid Cap Income Opportunities Fund	—
Ivy Municipal Bond Fund	—
Ivy Municipal High Income Fund	—
Ivy Pzena International Value Fund	—
Ivy Securian Core Bond Fund	—
Ivy Small Cap Core Fund	—
Ivy Small Cap Growth Fund	10,300,000
Ivy Value Fund	—

Internal Revenue Code regulations permit each qualifying Fund to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Fund. As of March 31, 2021, the Funds hereby designate the following as a foreign tax credit from the taxes paid on income derived from sources within foreign countries or possession of the United States:

	Foreign Tax Credit	Foreign Derived Income
Ivy Emerging Markets Equity Fund	$3,937,685	$28,199,103
Ivy Global Equity Income Fund	1,217,991	11,702,528
Ivy International Core Equity Fund	4,560,487	63,613,544
Ivy Managed International Opportunities Fund	426,973	2,130,380
Ivy Pzena International Value Fund	524,473	6,127,050

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

262	ANNUAL REPORT	2021

BOARD OF TRUSTEES / DIRECTORS AND OFFICERS ADDENDUM	IVY FUNDS

Delaware Funds® by Macquarie

Interested Trustee

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	Global Head of Macquarie Investment Management[2] (January 2019-Present); Head of Americas of Macquarie Group (December 2017-Present); Deputy Global Head of Macquarie Investment Management (2017-2019); Head of Macquarie Investment Management Americas (2015-2017)	160	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010- April 2015)

Independent Trustees

Jerome D. Abernathy[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	160	None
Thomas L. Bennett[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2015 Chair since March 2015	Private Investor (March 2004-Present)	160	None
Ann D. Borowiec[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011-2013) and Market Manager, New Jersey Private Bank (2005-2011) — J.P. Morgan Chase & Co.	160	Director — Banco Santander International (October 2016-December 2019) Director — Santander Bank, N.A. (December 2016- December 2019)
Joseph W. Chow[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011-Present)	160	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004-July 2014)

2021	ANNUAL REPORT	263

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)	89

Director, Valparaiso University (2012-Present)

Director, TechAccel LLC (2015-Present) (Tech R&D)

Board Member, Kansas City Repertory Theatre (2015-Present)

Board Member, PatientsVoices, Inc. (healthcare) (2018-Present)

Kansas City Campus for Animal Care (2018-Present)

Director, National Association of Manufacturers (2010-2015)

Director, The Children’s Center (2003-2015)

Director, Metropolitan Affairs Coalition (2003-2015)

Director, Michigan Roundtable for Diversity and Inclusion (2003-2015)

Trustee, Ivy NextShares (2019)

John A. Fry[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010-Present) President — Franklin & Marshall College (July 2002-June 2010)	160

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004-Present)

Director — Drexel Morgan & Co. (2015-December 2019)

Director and Audit Committee Member — vTv Therapeutics Inc. (2017-Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018-Present)

Director and Audit Committee Member — Federal Reserve Bank of Philadelphia (January 2020-Present)

264	ANNUAL REPORT	2021

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998	President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998-2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)	89

Director, OU Medicine, Inc. (2020 to present); Director and Shareholder, Valliance Bank (2007-Present)

Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Trustee, the Mewbourne Family Support Organization (2006-Present) (non-profit)

Independent Director, LSQ Manager, Inc. (real estate) (2007-2016)

Director, Oklahoma Foundation for Excellence (non-profit) (2008-Present)

Independent Chairman and Trustee, Waddell & Reed Advisors Funds (WRA Funds) (Independent Chairman: 2015-2018; Trustee: 1998-2018)

Independent Chairman and Trustee, Ivy NextShares (2016-2019)

2021	ANNUAL REPORT	265

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	Retired; formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016)	89

Director, Hall Family Foundation (1993-Present)

Director, Westar Energy (utility) (2004-2018)

Trustee, Nelson-Atkins Museum of Art (non-profit) (2007-2020)

Director, Turn the Page KC (non-profit) (2012-2016)

Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director, National Association of Corporate Directors (non-profit) (2017-Present)

Director, American Shared Hospital Services (medical device) (2017-Present)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director, Stowers (research) (2018)

CoChair, Women Corporate Directors (director education) (2018-2020)

Trustee, Ivy NextShares (2019)

266	ANNUAL REPORT	2021

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012-December 2016) Executive Advisor to Dean (August 2011-March 2012) and Interim Dean (January 2011-July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	160

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019-Present)

Director — New Senior Investment Group Inc. (January 2021-Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018- December 2019)

Thomas K. Whitford[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010-April 2013) — PNC Financial Services Group	160

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

2021	ANNUAL REPORT	267

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Christianna Wood[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009-Present)	160

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008-Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013-Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013-Present), The Merger Fund VL (2013-Present), WCM Alternatives: Event-Driven Fund (2013-Present), and WCM Alternatives: Credit Event Fund (December 2017-Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010-2016)

Janet L. Yeomans[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006-July 2012) Vice President — Mergers & Acquisitions (January 2003-January 2006), and Vice President and Treasurer (July 1995-January 2003) — 3M Company	160	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

268	ANNUAL REPORT	2021

Officers

	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, General Counsel, and Secretary since April 2021	David F. Connor has served in various capacities at different times at Macquarie Investment Management.
Daniel V. Geatens[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since April 2021	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since April 2021	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager. Mr. Lytle was appointed as Trustee of the Trust effective April 30, 2021.

2 Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ Manager, principal underwriter, and transfer agent.

3 Messrs. Abernathy, Bennett, Chow, Fry, Whitford, and Mss. Borowiec, Sevilla-Sacasa, Wood, Yeomans were appointed as Trustees of the Trust effective April 30, 2021.

4 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

2021	ANNUAL REPORT	269

ANNUAL PRIVACY NOTICE	IVY FUNDS

(UNAUDITED)

FACTS	What does Ivy Funds do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. The information can include:
● Social Security Number and income,
● Assets and transaction history, and
● Checking account information and wire transfer instructions.
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to conduct everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Ivy Funds chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Ivy Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your accounts, respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1(800) 777-6472 with questions about this notice. Client service representatives are available Monday through Friday from 7:30 am to 7:00 pm CST. You may also go to www.ivyinvestments.com/privacy_policy.
If we serve you through an investment professional, such as a registered representative of a broker-dealer or an investment adviser representative (each, a “financial advisor”), please contact them directly. Specific internet addresses, mailing addresses and telephone numbers are listed on your statements and other correspondence.

Who we are
Who is providing this notice?	Ivy Funds

What we do
How does Ivy Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Ivy Funds collect my personal information?	We collect your personal information, for example, when you:
● Give us your contact information or other personal information,
● Open an account, or
● Make deposits to an account or withdrawals from an account.
We also collect your personal information from our affiliates.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
● Sharing for affiliates’ everyday business purposes – information about your creditworthiness,
● Affiliates from using your information to market to you, and
● Sharing for non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

270	ANNUAL REPORT	2021

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
● Affiliates of Ivy Funds include Waddell & Reed Services Company, Ivy Distributors, Inc., and Ivy Investment Management Company.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● Ivy Funds does not share your personal information with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
● Ivy Funds does not jointly market.
Other important information
If you own shares of Ivy Funds in the name of a third party, such as a bank or a broker-dealer, the third party’s privacy policy may apply to you in addition to ours.
If you are working with a financial advisor, and the financial advisor leaves their firm and joins another non-affiliated broker-dealer or registered investment adviser, then the financial advisor may be permitted to use limited information to contact you. The information that the financial advisor may use is comprised of your name, address, email address, telephone number and account title.

2021	ANNUAL REPORT	271

PROXY VOTING INFORMATION	IVY FUNDS

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923.3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY FUNDS

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found as an exhibit to the Trust’s Form N-PORT. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE	IVY FUNDS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Call us at 888.923.3355.

Write to us at the following address: WI Services Company, P.O. Box 219722, Kansas City, Missouri 64121-9722.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

272	ANNUAL REPORT	2021

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2021	ANNUAL REPORT	273

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274	ANNUAL REPORT	2021

DELAWARE FUNDS BY MACQUARIE FAMILY

Domestic Equity Funds

Ivy Accumulative Fund

Ivy Core Equity Fund

Ivy Large Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Small Cap Core Fund

Ivy Small Cap Growth Fund

Ivy Value Fund

Global/International Funds

Ivy Emerging Markets Equity Fund

Ivy Global Equity Income Fund

Ivy Global Growth Fund

Ivy International Small Cap Fund

Ivy International Core Equity Fund

Ivy Managed International Opportunities Fund

Ivy Pictet Emerging Markets Local Currency Debt Fund

Ivy Pzena International Value Fund

Index Funds

Ivy ProShares Interest Rate Hedged High Yield Index Fund

Ivy ProShares MSCI ACWI Index Fund

Ivy ProShares Russell 2000 Dividend Growers Index Fund

Ivy ProShares S&P 500 Bond Index Fund

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund

Specialty Funds

Ivy Apollo Multi-Asset Income Fund

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Energy Fund

Ivy LaSalle Global Real Estate Fund

Ivy Natural Resources Fund

Ivy Science and Technology Fund

Ivy Securian Real Estate Securities Fund

Ivy Wilshire Global Allocation Fund

Fixed Income Funds

Ivy Apollo Strategic Income Fund

Ivy California Municipal High Income Fund

Ivy Corporate Bond Fund

Ivy Crossover Credit Fund

Ivy Global Bond Fund

Ivy Government Securities Fund

Ivy High Income Fund

Ivy Limited-Term Bond Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

Ivy Pictet Targeted Return Bond Fund

Ivy PineBridge High Yield Fund

Ivy Securian Core Bond Fund

Money Market Funds

Ivy Cash Management Fund

Ivy Government Money Market Fund

1.888.923.3355

Visit us online at www.ivyinvestments.com

The Ivy Funds are managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

2021	ANNUAL REPORT	275

ANN-IVYFUNDS (3-21)

ITEM 2.     CODE OF ETHICS

(a)

As of March 31, 2021, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that each of H. Jeffrey Dobbs and James D. Gressett is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Dobbs and Mr. Gressett is independent for purposes of Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

1

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2020	$526,500
2021	526,500

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2020	$0
2021	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2020	$145,875
2021	116,730

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2020	$71,445
2021	51,987

These fees are related to the review of internal control.

(e)	(1)Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

2

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)

(2)None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$217,320 and $168,717 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $60,500 and $66,750 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

3

ITEM 6.     SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.     CONTROLS AND PROCEDURES.

a)	Assessment of the Registrant’s Control Environment

The Registrant’s disclosure controls and procedures are designed to ensure that information required to be disclosed in the reports that the Registrant files or submits under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant’s management (“Management”), including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of the Shareholder Report on Form N-CSR, Management carried out an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures were not effective due to a material weakness. A material weakness exists in the design and operation of controls to address the valuation of certain private equity investments in accordance with U.S. GAAP. Specifically, controls were not designed or maintained to evaluate the valuation model and available observable inputs related to the fair valuation of certain private equity securities provided by a third-party valuation service. Certain private equity securities that were valued by third party valuation services were not subject to Valuation Committee review. A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. This material weakness did not result in a misstatement of previously issued financial statements. This material weakness resulted in audit adjustments, which adjustments are reflected in the financial statements included herein, to decrease investments in unaffiliated securities at value and net change in unrealized appreciation (depreciation) on investments in unaffiliated securities for the year ended March 31, 2021. Additionally, this material weakness could result in a misstatement of the aforementioned account balances or disclosures that would result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.
Management’s Remediation Plan

Management is implementing enhancements to the Registrant’s disclosure controls and procedures to remediate the material weakness described above. Management utilizes a Valuation Committee as part of its existing fair valuation process and has undertaken enhancements to its review control by designing additional control activities to assess fair value models related to private equity securities including assessment of the observable inputs used in those fair value models. It is expected that the investment team would review all available observable inputs and other information relevant to the valuation and present this information to the Valuation Committee for consideration. Management will escalate all private equity securities purchased or acquired by the Registrant to the Valuation Committee and will incorporate U.S. GAAP considerations for fair value, specifically the consideration of observable inputs, where applicable.

The material weakness will not be considered remediated until the applicable controls operate for a sufficient period of time and Management has concluded, through testing, that these controls are designed and operating effectively.

b)	Changes in Internal Controls

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.     DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

4

ITEM 13.     EXHIBITS.

(a)(1)   The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2)    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY FUNDS

(Registrant)

By	/s/ David F. Connor
David F. Connor, Secretary

Date:	June 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shawn K. Lytle
Shawn K. Lytle, President and Principal Executive Officer

Date:	June 22, 2021

By	/s/ Richard Salus
Richard Salus, Senior Vice President and Principal Financial Officer

Date:	June 22, 2021